Form N-CSR (Page 1 of 6)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08941

                                                  The Vantagepoint Funds
(Exact name of registrant as specified in charter)

            777 North Capitol Street, NE, Suite 600, Washington D.C. 20002-4240
(Address of principal executive offices)               (Zip code)

Angela Montez, Secretary of the Registrant
            777 North Capitol Street, NE, Suite 600, Washington D.C. 20002-4240
(Name and address of agent for service

Registrant's telephone number, including area code: 202-962-4600

Date of fiscal year end:	12/31/09

Date of reporting period:	01/01/09 - 12/31/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Form N-CSR (Page 2 of 6)

Item 1 (Report to Shareholders): The annual report is set forth below.

ANNUAL REPORT

December 31, 2009

VANTAGEPOINT FUNDS

TABLE OF CONTENTS

Shareholder Expenses	1
Management’s Discussion of Fund Performance	3

Vantagepoint Funds

Report of Independent Registered Public Accounting Firm	91
Statements of Assets and Liabilities	92
Statements of Operations	99
Statements of Changes in Net Assets	106
Financial Highlights	123
Notes to Financial Statements	158
Schedules of Investments	215

Shareholder Expenses

As a shareholder of a Vantagepoint Fund, you incur ongoing expenses, such as advisory fees and other fund expenses. The following example is intended to help you understand your ongoing expenses (in dollars and cents) of investing in a fund and to compare these expenses with the ongoing expenses of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first section in the example below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section in the example below provides information about the hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

ACTUAL					HYPOTHETICAL
Beginning Account Value 7/01/09	Ending Account Value 12/31/09	2009 Annualized Expense Ratio	Expenses Paid During Period*	Vantagepoint Funds	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	2009 Annualized Expense Ratio	Expenses Paid During Period*
$1,000.00	$1,000.00	0.42%	$2.12	Money Market**	$1,000.00	$1,023.09	0.42%	$2.14
$1,000.00	$1,038.90	0.67%	$3.44	Low Duration Bond	$1,000.00	$1,021.83	0.67%	$3.41
$1,000.00	$1,047.70	0.66%	$3.41	Inflation Protected Securities	$1,000.00	$1,021.88	0.66%	$3.36
$1,000.00	$1,167.30	0.80%	$4.37	Asset Allocation	$1,000.00	$1,021.17	0.80%	$4.08
$1,000.00	$1,253.20	0.88%	$5.00	Equity Income	$1,000.00	$1,020.77	0.88%	$4.48
$1,000.00	$1,230.80	0.81%	$4.55	Growth & Income	$1,000.00	$1,021.12	0.81%	$4.13
$1,000.00	$1,225.20	0.83%	$4.66	Growth	$1,000.00	$1,021.02	0.83%	$4.23
$1,000.00	$1,269.50	1.04%	$5.95	Select Value	$1,000.00	$1,019.96	1.04%	$5.30
$1,000.00	$1,284.00	0.98%	$5.64	Aggressive Opportunities	$1,000.00	$1,020.27	0.98%	$4.99
$1,000.00	$1,263.60	0.97%	$5.53	Discovery	$1,000.00	$1,020.32	0.97%	$4.94
$1,000.00	$1,212.40	1.04%	$5.80	International	$1,000.00	$1,019.96	1.04%	$5.30
$1,000.00	$1,033.00	0.94%	$4.82	Diversified Assets***	$1,000.00	$1,020.47	0.94%	$4.79
$1,000.00	$1,036.20	0.42%	$2.16	Core Bond Index Class I	$1,000.00	$1,023.09	0.42%	$2.14
$1,000.00	$1,037.00	0.22%	$1.13	Core Bond Index Class II	$1,000.00	$1,024.10	0.22%	$1.12
$1,000.00	$1,223.50	0.43%	$2.41	500 Stock Index Class I	$1,000.00	$1,023.04	0.43%	$2.19
$1,000.00	$1,225.30	0.23%	$1.29	500 Stock Index Class II	$1,000.00	$1,024.05	0.23%	$1.17
$1,000.00	$1,227.30	0.42%	$2.36	Broad Market Index Class I	$1,000.00	$1,023.09	0.42%	$2.14
$1,000.00	$1,228.40	0.22%	$1.24	Broad Market Index Class II	$1,000.00	$1,024.10	0.22%	$1.12
$1,000.00	$1,247.60	0.47%	$2.66	Mid/Small Company Index Class I	$1,000.00	$1,022.84	0.47%	$2.40
$1,000.00	$1,249.90	0.27%	$1.53	Mid/Small Company Index Class II	$1,000.00	$1,023.84	0.27%	$1.38
$1,000.00	$1,212.40	0.55%	$3.07	Overseas Equity Index Class I	$1,000.00	$1,022.43	0.55%	$2.80
$1,000.00	$1,213.90	0.35%	$1.95	Overseas Equity Index Class II	$1,000.00	$1,023.44	0.35%	$1.79
$1,000.00	$1,086.80	0.88%	$4.63	Model Portfolio Savings Oriented**	$1,000.00	$1,020.77	0.88%	$4.48
$1,000.00	$1,114.70	0.88%	$4.69	Model Portfolio Conservative Growth**	$1,000.00	$1,020.77	0.88%	$4.48
$1,000.00	$1,156.60	0.93%	$5.06	Model Portfolio Traditional Growth**	$1,000.00	$1,020.52	0.93%	$4.74
$1,000.00	$1,187.70	0.97%	$5.35	Model Portfolio Long-Term Growth**	$1,000.00	$1,020.32	0.97%	$4.94
$1,000.00	$1,241.40	1.05%	$5.93	Model Portfolio All-Equity Growth**	$1,000.00	$1,019.91	1.05%	$5.35
$1,000.00	$1,095.00	0.98%	$5.17	Milestone Retirement Income**	$1,000.00	$1,020.27	0.98%	$4.99
$1,000.00	$1,102.50	0.96%	$5.09	Milestone 2010**	$1,000.00	$1,020.37	0.96%	$4.89
$1,000.00	$1,138.30	0.93%	$5.01	Milestone 2015**	$1,000.00	$1,020.52	0.93%	$4.74

ACTUAL					HYPOTHETICAL
Beginning Account Value 7/01/09	Ending Account Value 12/31/09	2009 Annualized Expense Ratio	Expenses Paid During Period*	Vantagepoint Funds	Beginning Account Value 7/01/09	Ending Account Value 12/31/09	2009 Annualized Expense Ratio	Expenses Paid During Period*
$1,000.00	$1,156.10	0.92%	$5.00	Milestone 2020**	$1,000.00	$1,020.57	0.92%	$4.69
$1,000.00	$1,172.10	0.95%	$5.20	Milestone 2025**	$1,000.00	$1,020.42	0.95%	$4.84
$1,000.00	$1,188.70	0.97%	$5.35	Milestone 2030**	$1,000.00	$1,020.32	0.97%	$4.94
$1,000.00	$1,202.20	1.01%	$5.61	Milestone 2035**	$1,000.00	$1,020.11	1.01%	$5.14
$1,000.00	$1,214.60	0.98%	$5.47	Milestone 2040**	$1,000.00	$1,020.27	0.98%	$4.99

*	Expenses are calculated using each fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half year divided by total number of days in fiscal year e.g. 184/365] (to reflect the one-half year period).

**	This fund invests in one or more other mutual funds. The annualized expense ratio includes this fund’s proportionate share of the expense ratio of such other mutual fund(s).

***	Renamed Diversifying Strategies Fund effective January 4, 2010.

Vantagepoint Money Market Fund

The Vantagepoint Money Market Fund’s objective is to seek maximum current income, consistent with maintaining liquidity and a stable share price of $1.00. Its principal investment strategy is to invest substantially all of its assets in the Short-Term Investments Trust Liquid Assets Portfolio (the “Portfolio”), an unaffiliated registered money market mutual fund, which seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity.The Portfolio invests in high-quality, U.S. dollar-denominated short-term debt obligations and is advised by Invesco Aim Advisors, Inc.The Portfolio invests primarily in securities issued by the U.S. Government or its agencies, bankers’ acceptances, certificates of deposit and time deposits from U.S. or foreign banks, repurchase agreements, commercial paper, municipal securities, and master notes.The Portfolio may invest up to 50% of its assets in U.S. dollar denominated foreign securities and may invest in securities that may carry foreign credit exposure.The Fund’s portfolio has an average maturity of 90 days or less. At the end of 2009, the Portfolio’s weighted average maturity was 51 days, up from 43 days at the beginning of the year.

Performance

The Vantagepoint Money Market Fund’s total return for the year ended December 31, 2009, was 0.16%.The Fund’s market benchmark, the 30-Day U.S. Treasury Bill, returned 0.10%, while the Fund’s peer group benchmark, the MFR Prime Retail Funds Average, returned 0.17%.The Fund closed the year with a 7-day effective and current yield of 0.00%, down from a 7-day effective yield of 1.19% and a 7-day current yield of 1.18%, at the end of 2008.

Commentary

Fixed income markets were marked by two distinct phases in 2009.The early part of the year saw a continuation of the financial crisis marked by broad risk aversion on the part of investors, high demand for U.S. Treasury securities, and an increasing difference between yields of higher quality versus lower quality bonds. This trend reversed in mid-March, when U.S. Treasury security yields began to rise (and prices began to decline since prices and yields move in opposite directions), and yield differences between higher quality and lower quality bonds generally began to decline through the remainder of the year. The overall effect was a negative return for intermediate and longer-dated U.S. Treasury securities in 2009 and positive returns for short-dated U.S. Treasury securities and most other sectors of the bond market. Money market funds experienced a difficult year.The combination of the Fed’s near-zero interest rate policy and tighter credit spreads caused a substantial portion of the money market fund universe, including the Fund, to introduce fee waivers to maintain a $1.00 NAV. As a result, many funds, including the Fund, offered zero yields for the second half of the year.

The Fund’s performance relative to its market benchmark was the result of the Fund’s credit exposure and voluntary fee waivers by the investment adviser to the Portfolio and Vantagepoint Investment Advisers, LLC provided during the second half of the year. Without these voluntary fee waivers, the Fund would have underperformed the benchmark for the year.The Fund’s slight underperformance relative to its peer average was due to fee waivers made by other funds in the peer group.

*These are the reported holdings of the underlying Short-Term Investments Trust Liquid Assets Portfolio.
Other: Tax-Exempt Commercial Paper 1.0%, U.S. Agency Floaters 0.8%, and Corporate Bonds 0.1%.

Vantagepoint Money Market Fund vs. 30-Day U.S. Treasury Bill:
Growth of $10,000 Invested December 31, 1999*

Vantagepoint Money Market Fund

Average Annual Total Return for the periods ended December 31, 2009*

One Year	0.16%**

Three Years	2.42%

Five Years	2.89%

Ten Years	2.68%

Fund Inception Date	March 1, 1999

*Past performance does not guarantee future results. Investment returns will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Fund seeks to maintain a stable net asset value of $1 per share, there is no guarantee that it will do so and it is still possible to lose money by investing in the Fund. All returns reflect reinvested dividends but do not include the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money.The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA Retirement Corporation (“ICMA-RC”), and member FINRA/SIPC. 800-669-7400.

The Fund’s market benchmark is the 30-Day U.S. Treasury Bill, an unmanaged benchmark that does not reflect the cost of portfolio management or trading. The Fund’s portfolio differs significantly from the market benchmark, which is a single security.

**Due to voluntary fee waivers, the Fund’s yield for the latter half of 2009 was zero. Most of the Fund’s positive return occurred earlier during the year.

Vantagepoint Low Duration Bond Fund

The Vantagepoint Low Duration Bond Fund’s objective is to seek total return that is consistent with preservation of capital.The principal investment strategy is to invest, under normal circumstances, at least 80% of its net assets in bonds of varying maturities.The Fund also normally invests at least 65% of its total assets in debt securities with more than one year to maturity, and seeks to maintain a portfolio effective duration of no greater than three years.

Performance

The Vantagepoint Low Duration Bond Fund returned 10.63% in 2009.The Fund’s market benchmark, the Merrill Lynch 1–3 Year US Corporate & Government Index, returned positive 3.84% while the Fund’s peer group benchmark, the Morningstar Short-Term Bond Funds Average, a group of mutual funds with similar investment objectives, experienced a gain of 9.30%.

Commentary

Fixed income markets were marked by two distinct phases in 2009.The early part of the year saw a continuation of the financial crisis marked by broad risk aversion on the part of investors, high demand for U.S. Treasury securities, and an increasing difference between yields of higher quality versus lower quality bonds. This trend reversed in mid-March, when U.S. Treasury security yields began to rise (and prices began to decline since prices and yields move in opposite directions), and yield differences between higher quality and lower quality bonds generally began to decline through the remainder of the year.The overall effect was a negative return for intermediate and longer-dated U.S. Treasury securities in 2009 and positive returns for most other sectors of the bond market. Generally, sectors that performed the worst in 2008 performed the best in 2009. High-yield bonds were the highest returning category of fixed income securities with nearly a 60% return, followed by emerging markets debt, commercial mortgage-backed securities, asset-backed securities, investment grade corporate bonds, and U.S. Treasury inflation protected securities, all with double digit returns.

The Fund’s absolute return as well as return relative to the Fund’s market benchmark in 2009 were the result of favorable exposure to spread products, especially corporate bonds and asset-backed securities, as yield differences between U.S. Treasury securities and other bond sectors declined.The Fund’s absolute return was somewhat diminished during the year as yields rose, which lowered the value of bond holdings.

The Fund’s outperformance relative to its peer group average was largely the result of a slightly shorter duration as rates rose and the Fund’s above average exposure to asset-backed securities. A lower exposure to high-yield (lower quality) securities compared to peers detracted from relative performance as they outperformed higher quality securities during the year.

The Fund employs a multi-manager investment approach that brings together two subadvisers, each with a distinct investing style.The multi-manager approach seeks to provide favorable performance results with more consistency over time than a single manager fund.

Subadviser Data

Payden & Rygel

Founded:	1983

Investment Style:	Low duration

STW Fixed Income Management Ltd.

Founded:	1977

Investment Style:	Low duration

Vantagepoint Low Duration Bond Fund
Sector Allocation as of December 31, 2009

Vantagepoint Low Duration Bond Fund vs. Merrill Lynch 1-3 Year US Corporate & Government Index:
Growth of $10,000 Invested December 4, 2000*

Vantagepoint Low Duration Bond Fund

Total Return for the periods ended December 31, 2009*

One Year	10.63%

Three Years	4.67%

Five Years	3.84%

Since Inception	3.98%

Fund Inception Date	December 4, 2000

*On November 8, 2004, the Fund underwent changes to its investment objective, strategies and investment subadvisers. On May 1, 2007, the Fund changed its name and principal investment strategy. Performance prior to 2004, should not be considered representative of the Fund as currently managed.

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends but do not include the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money.The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The Fund’s benchmark is the Merrill Lynch 1-3 Year US Corporate & Government Index (“Merrill 1-3”).The Merrill 1-3 tracks the performance of U.S. dollar-denominated investment grade Government and corporate public debt securities issued in the U.S. domestic bond market with maturities between 1 and 3 years. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Inflation Protected Securities Fund

The Vantagepoint Inflation Protected Securities Fund’s objective is to offer current income.The principal investment strategy is to invest, under normal circumstances, at least 80% of its net assets in inflation adjusted U.S. and non-U.S. fixed income securities.The Fund will, under normal circumstances, invest at least 50% of its net assets in U.S. Treasury inflation protected securities.

Performance

The Vantagepoint Inflation Protected Securities Fund gained 9.75% in 2009.The Fund’s market benchmark, the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L), gained 11.41%, while the Fund’s peer group, the Morningstar Inflation-Protected Bond Funds Average, a group of mutual funds with similar investment objectives, had an average return of 10.88%.

Commentary

Fixed income markets were marked by two distinct phases in 2009.The early part of the year saw a continuation of the financial crisis marked by broad risk aversion on the part of investors, high demand for U.S. Treasury securities, and an increasing difference between yields of higher quality versus lower quality bonds. This trend reversed in mid-March when yield differences between higher quality and lower quality bonds generally began to decline through the remainder of the year. Real yields (yields adjusted for inflation) declined over the year and provided a boost to returns of inflation adjusted securities. The overall effect was positive returns for most sectors of the bond market, including inflation adjusted securities.

The Fund’s absolute positive return in 2009 was the result of the favorable results achieved by U.S. Treasury inflation protected securities as real yields declined during the year, and the Fund’s allocations to Corporate bonds and U.S. Government Agency mortgage-backed securities.

The Fund’s underperformance relative to its market benchmark was largely the result of tactical duration and yield curve positionings (i.e., holding securities with different yields and maturities to those in the benchmark) over time. The Fund’s exposure to spread sectors, particularly Financials and Agency mortgage-backed securities, helped offset some of the underperformance.

The Fund’s underperformance relative to its peer group average was mainly a result of a lower allocation to credit sectors of the bond market compared to most peers. This was offset somewhat by the shorter maturity structure of the Fund’s holdings over time, which helped performance relative to peers as shorter dated bonds generally outperformed longer dated bonds.

The majority of the Fund was invested in U.S. Treasury inflation protected securities, which is limited to only 35 issues, and the Fund’s subadvisers actively traded those securities to seek to achieve performance results. This was the leading contributor to the Fund’s portfolio turnover, which exceeded 100% in 2009.

The Fund employs a multi-manager investment approach that brings together two subadvisers, each with a distinct investing style.The multi-manager approach seeks to provide favorable performance results with more consistency over time than a single manager fund.

Subadviser Data

BlackRock Financial Management, Inc.

Founded:	1988

Investment Style:	Broad-based inflation-linked

Pacific Investment Management Company LLC

Founded:	1971

Investment Style:	Broad-based inflation-linked

Vantagepoint Inflation Protected Securities Fund
Sector Allocation as of December 31, 2009

The primary source of sector allocation classification is BondEdge.

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Inflation Protected Securities Fund vs. Barclays Capital U.S. TIPS Index (Series L):
Growth of $10,000 Invested December 31, 1999*

Vantagepoint Inflation Protected Securities Fund

Average Annual Total Return for the periods ended December 31, 2009*

One Year	9.75%

Three Years	6.22%

Five Years	4.59%

Ten Years	5.42%

Fund Inception Date	July 1, 1992

Fund Registration Date	March 1, 1999

*Prior to May 1, 2007, the Fund had a different name and different principal investment strategies. On May 1, 2007, the Fund underwent changes to its name, principal investment strategies, and investment subadvisers. Performance prior to May 1, 2007, should not be considered representative of the performance of the Fund as currently managed. There is no assurance that the Fund will be able to achieve long-term investment results similar to those achieved prior to May 1, 2007. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money.The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Barclays Capital U.S. Treasury Inflation Protected Securities Index (Series-L) consists of all U.S. Treasury inflation protected securities rated investment grade or better, having at least one year to final maturity and at least $250 million par amount outstanding. The Series-L reference identifies this index as the former Lehman Brothers U.S. TIPS Index, and differentiates it from the legacy Barclays Capital TIPS Index. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.The Fund’s portfolio may differ significantly from the securities held in the indexes.

Vantagepoint Asset Allocation Fund

The Vantagepoint Asset Allocation Fund’s objective is to offer long-term capital growth at a lower level of risk than an all-equity portfolio.The principal investment strategy is to tactically allocate assets among common stocks, U.S. Treasury securities and investment grade short-term debt instruments in proportions determined by the Fund’s subadviser based on relative expected returns and risk for each asset class. Under normal circumstances, the Fund invests 40% to 70% of its assets in common stocks; however, the Fund’s investments in common stocks may range from as little as 0% to as much as 100% of Fund assets.The Fund invests the rest of its assets in short-term debt instruments and U.S. Treasury obligations.The Fund’s subadviser applies a tactical asset allocation strategy based on systematic assessment of specific criteria such as expected long-term asset class returns, valuation measures, economic and monetary indicators, and financial market conditions.

Performance

The Vantagepoint Asset Allocation Fund gained 17.62% for 2009.The Fund’s market benchmark, the S&P 500 Index, gained 26.46%, while the Fund’s peer group benchmark, the Morningstar Moderate Allocation Funds Average, a group of mutual funds with similar investment objectives, gained 24.13%.The Fund’s custom benchmark, which is composed of 65% S&P 500 Index, 25% Barclays Capital U.S. Long Treasury Bond Index and 10% 91-Day U.S. Treasury Bills, gained 13.24%.

Commentary

During the past year, equity markets experienced significant lows in March before reversing and ultimately producing positive returns for investors who remained in the market for 2009. A number of variables drove losses early in the year, notably the continuation of the global recession that began in 2008 resulting from market dislocations, poor housing market conditions and a marked increase in unemployment. Government programs around the world provided an economic boost and helped lower previously high market volatility as the year progressed. As economic and market conditions began to stabilize, and in some cases improve, equity markets rallied. Debt instruments provided more subdued returns for the year, with the fixed income market as measured by the Barclays Capital U.S. Aggregate Bond Index producing a return of 5.93%.

The Fund’s underperformance in 2009 versus the S&P 500 Index resulted from the Fund subadviser’s allocation decisions throughout the year.The Fund began 2009 with an allocation of 100% stocks, but shifted away from equities and into bonds as equity markets moved higher and became less attractive from the subadviser’s perspective.The Fund ended the year 70% stocks and 30% debt instruments.The high allocation to stocks early in the year when the equity markets experienced significant negative returns, and the underweight to equities relative to the S&P 500 Index in the latter half of the year detracted from performance. However, the allocations produced outperformance compared to the Fund’s custom benchmark, which combines stock, bond and cash indexes, and is more reflective of how the Fund is positioned typically over longer time periods.

The Fund underperformed its peer group average also as a result of relative asset allocation positioning early in 2009.The Fund had a meaningfully higher allocation to equities early in 2009 than most peer group funds, when the equity markets experienced significant negative returns. Additionally, peer exposure to international investments, emerging markets, and convertible securities that outperformed in 2009—while the Fund was void of such exposures—resulted in a drag on relative performance.

Subadviser Data

Mellon Capital Management Corporation

Founded:	1983
Investment Style:	Tactical asset allocation

Vantagepoint Asset Allocation Fund
Allocation of Assets for the 5 Years Ended December 31, 2009

Vantagepoint Asset Allocation Fund vs. S&P 500 Index and Custom Benchmark:

Growth of $10,000 Invested December 31, 1999*

Vantagepoint Asset Allocation Fund

Average Annual Total Return for the periods ended December 31, 2009*

One Year	17.62%

Three Years	-7.52%

Five Years	-0.92%

Ten Years	0.51%

Fund Inception Date	December 1, 1974

Fund Registration Date	March 1, 1999

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The Fund’s market benchmark, the S&P 500 Index, consists of 500 companies representing larger capitalization stocks traded in the U.S. and the Fund’s custom benchmark is comprised of 65% S&P 500 Index, 25% Barclays Capital U.S. Long Treasury Bond Index, and 10% 91-Day Treasury Bills. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.The Fund’s portfolio may differ significantly from the securities in the indexes.

Vantagepoint Equity Income Fund

The Vantagepoint Equity Income Fund’s objective is to offer long-term capital growth with consistency derived from dividend yield.The principal investment strategy is to invest, under normal circumstances, at least 80% of its net assets in equity securities.The Fund seeks to invest primarily in the common stocks of companies that are expected to pay dividends at above-market levels. The Fund may invest across companies of all sizes but generally focuses on larger capitalization companies, which tend to have the most stable long-term earnings and dividend-paying records.The Fund may also invest in securities of foreign issuers, convertible securities, and investment grade and below investment grade bonds.

Performance

The Vantagepoint Equity Income Fund gained 35.28% in 2009.The Fund’s market benchmark, the Russell 1000 Value Index gained 19.69%, while the Fund’s peer group benchmark, the Morningstar Large Value Funds Average, a group of mutual funds with similar investment objectives, gained 24.13%.

Commentary

During the past year, equity markets experienced significant lows in March before reversing and ultimately producing positive returns for investors who remained in the market for 2009. A number of variables drove losses early in the year, notably the continuation of the global recession that began in 2008 resulting from market dislocations, poor housing market conditions and a marked increase in unemployment. Government programs around the world provided an economic boost and helped lower previously high market volatility as the year progressed. As economic and market conditions began to stabilize, and in some cases improve, equity markets rallied.The gains were led by the Information Technology sector, which gained nearly 62%. Financials, the hardest hit sector in 2008, rebounded and gained 17% for the year. Mid-capitalization stocks outperformed both large- and small-capitalization stocks, and growth-oriented strategies generally outperformed value-oriented strategies.

The Fund’s absolute and relative returns in 2009 were the result of favorable positioning both at the sector and security holdings level. All sectors contributed positively to the Fund’s absolute return, led by the Information Technology and Consumer Discretionary Sectors.

The Fund’s outperformance relative to its market benchmark was the result of favorable stock holdings in most sectors, particularly the Energy, Industrials, and Consumer Discretionary sectors. An overweight to the Consumer Discretionary and Information Technology sectors and underweight Consumer Staples and Financials sectors boosted relative performance. Stock holdings in the Materials and Financials sectors hurt performance the most, on a relative basis, as did being overweight the Industrials sector.

The Fund’s outperformance relative to its peer group average was largely the result of specific stock holdings in most sectors, particularly in the Energy, Consumer Discretionary, and Industrials sectors. Being overweight Consumer Discretionary and Information Technology stocks and underweight Financials stocks boosted relative performance. Specific stocks holdings in Financials and Materials sectors hurt performance the most relative to peers. Being underweight Energy stocks was a slight drag on 2009 performance.

The Fund employs a multi-manager investment approach that brings together three subadvisers, each with a distinct investing style.The multi-manager approach seeks to provide favorable performance results with more consistency over time than a single manager fund.

Subadviser Data

Barrow, Hanley, Mewhinney & Strauss, Inc.

Founded:	1979
Investment Style:	Contrarian value

T. Rowe Price Associates, Inc.

Founded:	1937
Investment Style:	Relative yield value

Southeastern Asset Management, Inc.

Founded:	1975
Investment Style:	Special situations

The primary source of sector allocation classification is FactSet.

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Equity Income Fund vs. Russell 1000 Value Index:
Growth of $10,000 Invested December 31, 1999*

Vantagepoint Equity Income Fund

Average Annual Total Return for the periods ended December 31, 2009*

One Year	35.28%

Three Years	-5.14%

Five Years	1.40%

Ten Years	5.36%

Fund Inception Date	April 1, 1994

Fund Registration Date	March 1, 1999

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The Fund’s market benchmark, the Russell 1000 Value Index, consists of a subset of the Russell 1000 Index that measures the performance of the large-cap value segment of the U.S. equity universe, and includes companies with lower price-to-book ratios and lower forecasted growth values. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Growth & Income Fund

The Vantagepoint Growth & Income Fund’s objective is to offer long-term capital growth and current income.The principal investment strategy is to invest primarily in common stocks that the Fund’s subadvisers believe offer the potential for capital appreciation and, secondarily, current income by investing in dividend-paying stocks. Strategies used by the Fund’s subadvisers include: 1) focusing on large-capitalization companies whose stocks are believed to offer potential for price appreciation because of undervaluation, earnings growth or both; and 2) emphasizing stocks that may pay dividends. The Fund may also invest in bonds, convertible securities, and securities of foreign issuers.

Performance

The Vantagepoint Growth & Income Fund gained 33.61% in 2009.The Fund’s market benchmark, the S&P 500 Index, gained 26.46%, while the Fund’s peer group benchmark, the Morningstar Large Blend Funds Average, a group of mutual funds with similar investment objectives, gained 28.17%.

Commentary

During the past year, equity markets experienced significant lows in March before reversing and ultimately producing positive returns for investors who remained in the market for 2009. A number of variables drove losses early in the year, notably the continuation of the global recession that began in 2008 resulting from market dislocations, poor housing market conditions and a marked increase in unemployment. Government programs around the world provided an economic boost and helped lower previously high market volatility as the year progressed. As economic and market conditions began to stabilize, and in some cases improve, equity markets rallied.The gains were led by the Information Technology sector, which gained nearly 62%. Financials, the hardest hit sector in 2008, rebounded and gained 17% for the year. Mid-capitalization stocks outperformed both large- and small-capitalization stocks, and growth-oriented strategies generally outperformed value-oriented strategies.

The Fund’s absolute and relative returns in 2009 were the result of favorable positioning both at the sector and security holdings level. All sectors contributed positively to the Fund’s absolute return, led by the Information Technology, Consumer Discretionary and Materials sectors.

The Fund’s outperformance relative to its market benchmark was the result of favorable stock holdings in most sectors, particularly the Energy, Industrials and Consumer Discretionary sectors. An overweight in capital market industry stocks, which performed strongly within the Financials sector, and underweights in Energy and Utilities, also benefited performance. While the Fund’s Technology weighting provided the strongest return to the portfolio on an absolute basis, stock holdings within the sector detracted from performance relative to the Fund’s market benchmark.

The Fund’s outperformance relative to its peer group average was largely the result of specific stock holdings in most sectors, particularly in the Healthcare, Consumer Staples, and Consumer Discretionary sectors. Sector weights also benefited performance, notably overweights to Technology and Consumer Discretionary and underweights to Energy and Consumer Staples; however stock holdings within the Technology sector hurt performance.The Fund’s modest growth tilt relative to peers aided relative performance, while the Fund’s holdings in mid-capitalization stocks, relative to peers, detracted from performance.

In January 2009, Fiduciary Management, Inc. replaced Capital Guardian Trust Company as a subadviser of the Fund.The transition resulted in turnover of approximately a third of Fund assets. As a result, overall portfolio turnover was unusually high for the year at over 100%.

The Fund employs a multi-manager investment approach that brings together three subadvisers, each with a distinct investing style.The multi-manager approach seeks to provide favorable performance results with more consistency over time than a single manager fund.

Subadviser Data

Fiduciary Management, Inc.

Founded:	1980
Investment Style:	Large-cap blend

T. Rowe Price Associates, Inc.

Founded:	1937
Investment Style:	Blue chip growth

Wellington Management Company, LLP

Founded:	1928
Investment Style:	Yield focused

Vantagepoint Growth & Income Fund
Sector Allocation as of December 31, 2009

The primary source of sector allocation classification is FactSet.

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Growth & Income Fund vs. S&P 500 Index:
Growth of $10,000 Invested December 31, 1999*

Vantagepoint Growth & Income Fund

Average Annual Total Return for the periods ended December 31, 2009*

One Year	33.61%

Three Years	-4.33%

Five Years	1.01%

Ten Years	1.34%

Fund Inception Date	October 2, 1998

Fund Registration Date	March 1, 1999

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money.The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The Fund’s market benchmark, the S&P 500 Index, consists of 500 companies representing larger capitalization stocks traded in the U.S. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Growth Fund

The Vantagepoint Growth Fund’s objective is to offer long-term capital growth. The principal investment strategy is to invest primarily in common stocks that are considered by the Fund’s subadvisers to have above-average potential for growth, with emphasis on stocks of seasoned medium- and large-capitalization firms.The Fund may also invest in bonds, convertible securities, small capitalization stocks, and securities of foreign issuers.

Performance

The Vantagepoint Growth Fund gained 31.02% in 2009. The Fund’s market benchmark, the Russell 1000 Growth Index, gained 37.21% for the year.The Fund’s peer group benchmark, the Morningstar Large Growth Funds Average, a group of mutual funds with similar investment objectives, gained 35.68%.

Commentary

During the past year, equity markets experienced significant lows in March before reversing and ultimately producing positive returns for investors who remained in the market for 2009. A number of variables drove losses early in the year, notably the continuation of the global recession that began in 2008 resulting from market dislocations, poor housing market conditions and a marked increase in unemployment. Government programs around the world provided an economic boost and helped lower previously high market volatility as the year progressed. As economic and market conditions began to stabilize, and in some cases improve, equity markets rallied.The gains were led by the Information Technology sector, which gained nearly 62%. Financials, the hardest hit sector in 2008, rebounded and gained 17% for the year. Mid-capitalization stocks outperformed both large- and small-capitalization stocks, and growth-oriented strategies generally outperformed value-oriented strategies.

The Fund’s absolute return in 2009 was the result of positive performance in all sectors of the U.S. stock market, led by the Information Technology, Energy and Materials sectors.

The Fund’s underperformance relative to its market benchmark was driven by specific stock holdings in the Information Technology sector combined with an underweight position in that sector during the first half of 2009. Stock holdings within Financial and Healthcare sectors were also leading detractors from performance relative to the market benchmark.The impact of these factors was somewhat offset by stock holdings in the Energy and Materials sectors. An underweight to Industrial stocks and limited exposure to Utility stocks also aided relative performance.

The Fund’s underperformance relative to its peer group average was largely the result of stock holdings in the Information Technology and Consumer Discretionary sectors. An overweight stance in the Consumer Staples and Industrial sectors also hindered relative results. However, the Fund benefited from stock holdings in the Materials and Consumer Staples sectors.The allocation to the Energy and Utilities sectors was also additive to relative performance versus peers.

The Fund employs a multi-manager investment approach that brings together five subadvisers, each with a distinct investing style. The multi-manager approach seeks to provide favorable performance results with more consistency over time than a single manager fund.

Subadviser Data

Columbus Circle Investors

Founded:	1975
Investment Style:	Large-cap growth

D.G. Capital Management Trust

Founded:	1996
Investment Style:	Opportunistic growth

Legg Mason Capital Management, Inc.

Founded:	1982
Investment Style:	Opportunistic growth

Tukman Grossman Capital Management, Inc.

Founded:	1980
Investment Style:	Contrarian growth

Westfield Capital Management Company, L.P.

Founded:	1989
Investment Style:	Growth

Vantagepoint Growth Fund
Sector Allocation as of December 31, 2009

The primary source of sector allocation classification is FactSet.

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Growth Fund vs. Russell 1000 Growth Index:
Growth of $10,000 Invested December 31, 1999*

Vantagepoint Growth Fund

Average Annual Total Return for the periods ended December 31, 2009*

One Year	31.02%

Three Years	-6.34%

Five Years	-1.03%

Ten Years	-2.33%

Fund Inception Date	April 1, 1983

Fund Registration Date	March 1, 1999

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The Fund’s market benchmark, the Russell 1000 Growth Index, consists of a subset of the Russell 1000 Index that measures the performance of the large-cap segment of the U.S. equity universe and includes companies with higher price-to-book ratios and higher forecasted growth values. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Select Value Fund

The Vantagepoint Select Value Fund’s objective is to offer long-term growth from dividend income and capital appreciation.The principal investment strategy is to invest, under normal circumstances, primarily in common stocks of mid-capitalization U.S. companies that the Fund’s subadvisers believe present attractive investment opportunities at favorable prices in relation to the intrinsic worth of the issuer.The Fund may also invest in REITs, preferred stock, stocks of foreign issuers, and convertible securities.

Performance

The Vantagepoint Select Value Fund gained 36.99% in 2009. The Fund’s market benchmark, the Russell Midcap Value Index, gained 34.21%, while the Fund’s peer group benchmark, the Morningstar Mid-Cap Value Funds Average, a group of mutual funds with similar investment objectives, gained 35.41%.

Commentary

During the past year, equity markets experienced significant lows in March before reversing and ultimately producing positive returns for investors who remained in the market for 2009. A number of variables drove losses early in the year, notably the continuation of the global recession that began in 2008 resulting from market dislocations, poor housing market conditions and a marked increase in unemployment. Government programs around the world provided an economic boost and helped lower previously high market volatility as the year progressed. As economic and market conditions began to stabilize, and in some cases improve, equity markets rallied.The gains were led by the Information Technology sector, which gained nearly 62%. Financials, the hardest hit sector in 2008, rebounded and gained 17% for the year. Mid-capitalization stocks outperformed both large- and small-capitalization stocks, and growth-oriented strategies generally outperformed value-oriented strategies.

The Fund’s absolute and relative returns in 2009 were the result of favorable positioning both at the sector and security holdings level. Nine of the ten sectors contributed positively to the Fund’s absolute return, led by the Materials, Information Technology, and Energy sectors.

The Fund’s outperformance relative to its market benchmark was the result of favorable stock holdings, particularly in the Financials, Materials, and Energy sectors. Being overweight Information Technology and underweight Utilities and Financials stocks boosted relative performance.The Fund’s stock holdings in Consumer Discretionary and Telecommunications Services sectors hurt performance the most, on a relative basis, as did an overweight to Industrials and underweight to Materials.

The Fund’s outperformance relative to its peer group average was largely the result of specific stock holdings, particularly in the Financials, Materials, and Consumer Discretionary sectors. Being overweight Consumer Discretionary and underweight Consumer Staples stocks boosted performance relative to peers. Stock holdings in Telecommunications Services, Consumer Staples, and Industrials sectors hurt performance the most relative to peers. Being underweight Materials and Energy and overweight Industrials stocks also detracted from 2009 performance.

The Fund employs a multi-manager investment approach that brings together three subadvisers, each with a distinct investing style.The multi-manager approach seeks to provide favorable performance results with more consistency over time than a single manager fund.

Subadviser Data

Artisan Partners Limited Partnership

Founded:	1995
Investment Style:	Contrarian value

Systematic Financial Management, L.P.

Founded:	1982
Investment Style:	Relative value

WEDGE Capital Management, L.L.P.

Founded:	1984
Investment Style:	Concentrated traditional value

Vantagepoint Select Value Fund
Sector Allocation as of December 31, 2009

The primary source of sector allocation classification is FactSet.

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Select Value Fund vs. Russell Midcap Value Index:
Growth of $10,000 Invested October 30, 2007*

Vantagepoint Select Value Fund

Average Annual Total Return for the periods ended December 31, 2009*

One Year	36.99%

Since Inception	-7.11%

Fund Inception Date	October 30, 2007

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The Fund’s market benchmark, the Russell Midcap Value Index, measures the performance of the mid-cap value segment of the U.S. equity universe and includes companies with lower price-to-book ratios and lower forecasted growth values. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Aggressive Opportunities Fund

The Vantagepoint Aggressive Opportunities Fund’s objective is to offer high long-term capital appreciation.The principal investment strategy is to invest, under normal circumstances, primarily in common stocks of small- to mid-capitalization U.S. and foreign companies that the Fund’s subadvisers believe offer the opportunity for high capital appreciation.The Fund’s investments may also include debt instruments, preferred stock, foreign stocks and bonds, convertible securities, and derivatives such as futures and options.

Performance

The Vantagepoint Aggressive Opportunities Fund gained 50.95% in 2009.The Fund’s market benchmark, the Russell Midcap Growth Index, gained 46.29%, while its peer group benchmark, the Morningstar Mid-Cap Growth Funds Average, a group of mutual funds with similar investment objectives, gained 39.11%.

Commentary

During the past year, equity markets experienced significant lows in March before reversing and ultimately producing positive returns for investors who remained in the market for 2009. A number of variables drove losses early in the year, notably the continuation of the global recession that began in 2008 resulting from market dislocations, poor housing market conditions and a marked increase in unemployment. Government programs around the world provided an economic boost and helped lower previously high market volatility as the year progressed. As economic and market conditions began to stabilize, and in some cases improve, equity markets rallied.The gains were led by the Information Technology sector, which gained nearly 62%. Financials, the hardest hit sector in 2008, rebounded and gained 17% for the year. Mid-capitalization indexes outperformed both large- and small-capitalization indexes, and growth-oriented strategies generally outperformed value-oriented strategies.

The Fund’s absolute and relative returns in 2009 were the result of favorable positioning both at the sector and security holdings level. All sectors contributed positively to the Fund’s absolute return, led by Information Technology and Consumer Discretionary sectors. Smaller capitalization stocks held by the Fund added to the Fund’s positive absolute results.

The Fund’s outperformance relative to its market benchmark was the result of favorable stock holdings in most sectors, particularly in the Consumer Discretionary, Information Technology and Consumer Staples sectors. However, specific stock holdings in Industrials, Energy and Materials sectors detracted from relative performance. Also, the Fund’s exposure to cash dampened results.

The Fund’s outperformance relative to its peer group average was largely the result of specific stock holdings in most sectors, particularly in the Consumer Discretionary, Healthcare and Industrials sectors. Sector allocation also aided performance, notably the underweight to Consumer Staples and overweight to Information Technology sectors. Relative to peers, the Fund’s modest underweight to mid-cap and larger-cap growth oriented stocks and its overweight to smaller-cap value stocks detracted from peer relative results.

The Fund employs a multi-manager investment approach that brings together four subadvisers, each with a distinct investing style. The multi-manager approach seeks to provide favorable performance results with more consistency over time than a single manager fund.

Subadviser Data

Legg Mason Capital Management, Inc.

Founded:	1982
Investment Style:	Opportunistic growth

Southeastern Asset Management, Inc.

Founded:	1975
Investment Style:	Special situations

T. Rowe Price Associates, Inc.

Founded:	1937
Investment Style:	Emerging growth

TimesSquare Capital Management, LLC

Founded:	2004
Investment Style:	Growth opportunities

Vantagepoint Aggressive Opportunities Fund
Sector Allocation as of December 31, 2009

The primary source of sector allocation classification is FactSet.

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Aggressive Opportunities Fund vs. Russell Midcap Growth Index:
Growth of $10,000 Invested December 31, 1999*

Vantagepoint Aggressive Opportunities Fund

Average Annual Total Return for the periods ended December 31, 2009*

One Year	50.95%
Three Years	-2.21%
Five Years	3.72%
Ten Years	-0.31%
Fund Inception Date	October 1, 1994
Fund Registration Date	March 1, 1999

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The Fund’s market benchmark, the Russell Midcap Growth Index, is a subset of the Russell Midcap Index that measures the performance of the mid-cap growth segment of the U.S. equity universe and includes companies with higher price-to-book ratios and higher forecasted growth values. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Discovery Fund

The Vantagepoint Discovery Fund’s objective is to offer long-term capital growth. The principal investment strategy is to invest, under normal circumstances, in a combination of U.S. common stocks of small capitalization companies, Russell 2000 Index futures contracts and fixed income securities.

Performance

The Vantagepoint Discovery Fund gained 39.32% in 2009.The Fund’s market benchmark, the Russell 2000 Index, gained 27.17%, while its peer group benchmark, the Morningstar Small Blend Funds Average, a group of mutual funds with similar investment objectives, gained 31.80%.

Commentary

During the past year, equity markets experienced significant lows in March before reversing and ultimately producing positive returns for investors who remained in the market for 2009. A number of variables drove losses early in the year, notably the continuation of the global recession that began in 2008 resulting from market dislocations, poor housing market conditions and a marked increase in unemployment. Government programs around the world provided an economic boost and helped lower previously high market volatility as the year progressed. As economic and market conditions began to stabilize, and in some cases improve, equity markets rallied. The gains were led by the Information Technology sector, which gained nearly 62%. Financials, the hardest hit sector in 2008, rebounded and gained 17% for the year. Mid-capitalization stocks outperformed both large- and small-capitalization stocks, and growth-oriented strategies generally outperformed value-oriented strategies.

The Fund’s absolute and relative returns in 2009 were the result of favorable positioning both at the sector and security holdings level. Nearly all sectors contributed positively to the Fund’s absolute return, led by the Information Technology, Consumer Discretionary and Financials sectors, while the Fund’s holdings in the Telecommunication Services sector posted a negative return for the year.The fixed income portion of the Fund representing the cash collateral that underlies the Fund’s equity futures contracts was also additive to Fund performance results, producing positive results from income generated by the holdings.

The Fund’s outperformance relative to its market benchmark was the result of favorable stock holdings in most sectors, particularly in the Financials sector, followed by the Consumer Staples and Industrials sectors. Allocations to Healthcare and Material stocks were also a benefit to relative performance. However, an underweight stance in the Consumer Discretionary sector hurt performance relative to the Fund’s market benchmark as did specific stock holdings in Information Technology and Telecommunication Services sectors.

The Fund’s outperformance relative to its peer average was largely the result of favorable stock holdings in most sectors, particularly in the Financials sector, followed by the Materials, Consumer Discretionary and Consumer Staples sectors. Overweight holdings in Technology and Energy stocks also benefitted the Fund’s performance. However, specific stock holdings in the Telecommunication Services sector hindered performance relative to peers. A small overweight to Healthcare stocks was also a slight detractor from performance relative to peers.

The Fund employs a multi-manager investment approach that brings together two subadvisers, each with a distinct investing style.The multi-manager approach seeks to provide favorable performance results with more consistency over time than a single manager fund.

Subadviser Data

Payden & Rygel

Founded:	1983
Investment Style:	Enhanced index

Wellington Management Company, LLP

Founded:	1928
Investment Style:	Diversified small-blend

Vantagepoint Discovery Fund Asset Class Exposure
as of December 31, 2009*

* Portfolio exposures represent the market value of physical securities and the measurement of exposure through the derivative instruments held by the Fund as a percent of the Fund’s net assets. For the purpose of displaying this allocation information, exposure through derivatives is measured based on the value of the underlying assets, rate or index represented by the derivative. This measurement is different from the valuation used for the purposes of calculating the Fund’s net asset value. This measurement method is intended to reflect the “economic exposure” of the derivative - effectively, the market exposure to the Fund. This results in a total percentage in the chart that exceeds 100%.

Vantagepoint Discovery Fund
Fixed Income Sector Allocation as of December 31, 2009

The Fixed Income Sector Allocation reflected in this pie chart was calculated using the actual fixed income securities held by the Fund. This pie represents the portion of the Fund classified as Bonds in the Asset Class Exposure Table. The primary source of fixed income sector classification is BondEdge. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Discovery Fund
Equity Sector Allocation as of December 31, 2009

The Equity Sector Allocation reflected in this pie chart was calculated using the actual equity securities held by the Fund and blending them with the sectors represented in the Russell 2000 Index futures held by this Fund. This pie represents the portion of the Fund classified as Stocks in the Asset Class Exposure Table.
The primary source of equity sector classification is FactSet.
Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Discovery Fund vs. Russell 2000 Index:
Growth of $10,000 Invested October 30, 2007*

Vantagepoint Discovery Fund

Average Annual Total Return for the periods ended December 31, 2009*

One Year	39.32%

Since Inception	-9.68%

Fund Inception Date	October 30, 2007

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The Fund’s market benchmark, the Russell 2000 Index, measures the performance of the small-cap segment of the U.S. equity universe. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint International Fund

The Vantagepoint International Fund’s objective is to offer long-term capital growth and diversification by country.The principal investment strategy is to invest primarily in the common stocks of companies headquartered outside of the United States. The Fund will invest, under normal circumstances, at least 80% of its assets in foreign equity securities. The Fund may also invest a portion of its assets in U.S. or foreign bonds, U.S. stocks, convertible securities, and derivatives, including futures, options and forward currency contracts.

Performance

The Vantagepoint International Fund gained 29.97% in 2009.The Fund’s market benchmark, the Morgan Stanley Capital International Europe Australasia and Far East (MSCI EAFE) (Net) Index, gained 31.78%. The Fund’s peer group benchmark, the Morningstar Foreign Large Blend Funds Average, a group of mutual funds with similar investment objectives, gained 31.24%.

Commentary

During the past year, equity markets experienced significant lows in March before reversing and ultimately producing positive returns for investors who remained in the market for 2009. A number of variables drove losses early in the year, notably the continuation of the global recession that began in 2008 resulting from market dislocations, poor housing market conditions and a marked increase in unemployment. Government programs around the world provided an economic boost and helped lower previously high market volatility as the year progressed. As economic and market conditions began to stabilize, and in some cases improve, equity markets rallied.The Information Technology sector led the gains, while Financials, the hardest hit sector in 2008, rebounded and produced attractive gains as a sector. Non-U.S. equity markets generally outperformed U.S. markets in 2009, particularly emerging markets, which after a poor second half in 2008, recovered and produced returns higher than the developed markets as a whole. From a U.S. dollar perspective, Asia (excluding Japan) produced the highest regional appreciation.

The Fund’s absolute returns in 2009 were the result of favorable positioning at the country, sector, and security holdings level. Exposure to countries such as the United Kingdom and France enhanced returns. Every sector produced positive returns, notably the Consumer Discretionary, Energy, Information Technology and Materials sectors. In spite of the U.S. Dollar rally during December, foreign currency exposure produced over 14% of the positive absolute return. Currency returns were the highest in North America and the United Kingdom.

The Fund’s underperformance relative to its market benchmark was the result of several primary factors. Stock holdings and underweight exposure in the Financials sector negatively impacted relative performance. Similarly, appreciation in Asia ex-Japan and United Kingdom securities was favorable but lagged that of the benchmark. Finally, the Fund’s foreign currency gains lagged those of the unmanaged market benchmark.The Fund’s relative performance benefitted from the Fund maintaining an underweight exposure to Japan, and specific stock holdings there. From a sector perspective, stock holdings in the Information Technology, Energy and Consumer Discretionary sectors added significant value relative to holdings in the market benchmark. Finally, an overweight exposure to North America, specifically Canada, aided relative results.

The Fund’s underperformance relative to its peer group average was largely the result of stock holdings in Latin America, Africa and emerging Europe, as well as an underweight to Australasia. Concurrently, underweight exposure and specific stock holdings in the Materials sector also detracted.The Fund’s stock holdings in Japan and Asia (developed and emerging) were additive. Relative performance was also aided by overweight exposure to Canada, and specific stock holdings in the Information Technology and Energy sectors.

In October, 2009, Mondrian Investment Partners Limited replaced Capital Guardian Trust Company as a subadviser to the Fund. Concurrently, the Fund’s target allocation to Artisan Partners Limited Partnership was reduced in conjunction with increased allocations to Walter Scott & Partners Limited and GlobeFlex Capital.The transition resulted in turnover of greater than a third of the Fund assets.The elevated volatility of the stock markets also resulted in higher trading by Fund subadvisers. As a result, overall portfolio turnover was unusually high for the year at 164%.

The Fund employs a multi-manager investment approach that brings together four subadvisers, each with a distinct investing style. The multi-manager approach seeks to provide favorable performance results with more consistency over time than a single manager fund.

Subadviser Data

Artisan Partners Limited Partnership

Founded:	1995
Investment Style:	International growth opportunities

GlobeFlex Capital, LP

Founded:	1994
Investment Style:	International diversified all cap

Mondrian Investment Partners Limited

Founded:	1990
Investment Style:	Active, value-oriented global

Walter Scott & Partners Limited

Founded:	1983
Investment Style:	International concentrated growth

Vantagepoint International Fund
Country Allocation as of December 31, 2009

*Other represents countries with under a 1.5% individual weighting.

The primary source of country allocation classification is FactSet.

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint International Fund vs. MSCI EAFE (Net) Index and MSCI EAFE (Gross) Index:
Growth of $10,000 Invested December 31, 1999*

Vantagepoint International Fund

Average Annual Total Return for the periods ended December 31, 2009*

One Year	29.97%

Three Years	-5.37%

Five Years	3.71%

Ten Years	0.34%

Fund Inception Date	October 1, 1994

Fund Registration Date	March 1, 1999

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The Fund’s market benchmark, the MSCI EAFE Index (Net), is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and approximates the minimum possible dividend reinvestment after deduction of withholding tax according to MSCI Barra’s methodology. Prior to May 1, 2009, the Fund compared its performance to the MSCI EAFE (Gross) Index, which approximates the maximum possible dividend reinvestment. The Fund changed the index to which it compares its performance because the MSCI EAFE (Net) Index is considered to be a more appropriate comparison. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Diversified Assets Fund*

The Vantagepoint Diversified Assets Fund’s objective is to offer long-term capital growth.The Fund uses several principal investment strategies to seek to achieve its objective. As of December 31, 2009, the Fund allocated its assets to: investments in derivative instruments that gave it investment exposure to the global equity, bond and currency markets; short and intermediate maturity U.S. and foreign fixed income securities; and high quality, short-term fixed income securities. In combination, the Fund’s above investment strategies seek to provide investment exposure to domestic and foreign stocks and bonds and foreign currencies through direct investment in such instruments or through the use of derivative instruments.

Performance

The Vantagepoint Diversified Assets Fund gained 6.64% during 2009.The Fund’s market benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index, gained 6.46%. The Fund’s custom benchmark is an equal-weighted blend of the S&P 500 Index and the Barclays Capital U.S. Intermediate Aggregate Bond Index and returned 16.65%.

Commentary

During the past year, equity markets experienced significant lows in March before reversing and ultimately producing positive returns for investors who remained in the market for 2009. A number of variables drove losses early in the year, notably the continuation of the global recession that began in 2008 resulting from market dislocations, poor housing market conditions and a marked increase in unemployment. Government programs around the world provided an economic boost and helped lower previously high market volatility as the year progressed. As economic and market conditions began to stabilize, and in some cases improve, equity markets rallied. Non-U.S. equity markets followed a similar path, and generally outperformed U.S. markets in 2009. Emerging markets, after a poor second half in 2008, recovered and produced returns higher than the developed markets as a whole. From a U.S. dollar perspective, Asia (excluding Japan) produced the highest regional appreciation.

Fixed income markets were likewise marked by two distinct phases in 2009.The early part of the year saw a continuation of the financial crisis marked by broad risk aversion on the part of investors, leading to high demand for U.S. Treasury securities and an increasing difference between yields of higher quality versus lower quality bonds. This trend reversed in mid-March, when U.S. Treasury security yields began to rise (and prices began to decline since prices and yields move in opposite directions), and yield differences between higher quality and lower quality bonds generally began to decline through the remainder of the year.The overall effect was a negative return for intermediate and longer-dated U. S. Treasury securities in 2009 and positive returns for all other sectors of the bond market.

The Fund’s absolute and relative performance versus its market benchmark in 2009 was the result of favorable performance within the Fund’s low duration strategy that benefited from continued strength in credit sectors of fixed income markets and within the Fund’s strategy that tactically allocates across global stocks, bonds and currencies. Allocations across global equities made strong contributions to performance. Although allocations across global equities generally contributed to performance, there were small detractors from short positions in specific markets, namely Canadian equities.

The Fund’s underperformance relative to its custom benchmark was the result of the Fund’s more conservative orientation during a year that as a whole favored riskier holdings, e.g. lower quality securities such as high-yield bonds.

The Fund’s portfolio turnover was over 100% for the year, primarily due to active trading employed by the Fund’s subadvisers that tactically allocate across global stocks, bonds and currencies.

In April 2009, Payden & Rygel replaced Drake Capital Management, LLC as a subadviser to the Fund.

The Fund employs a multi-manager investment approach that brings together a number of subadvisers, each with a distinct investing style.The multi-manager approach seeks to provide favorable performance results with more consistency over time than a single manager fund.

*As of January 4, 2010, the Fund’s name was changed to the Diversifying Strategies Fund. Also effective on that date were changes to the Fund’s principal investment strategies to include a convertible securities strategy and the addition of two new subadvisers to manage the Fund’s assets in that strategy. Please see the Fund’s January 4, 2010 prospectus for additional information.

Subadviser Data

Analytic Investors, LLC

Founded:	1970
Investment Style:	Global tactical asset allocation

Mellon Capital Management Corporation

Founded:	1983
Investment Style:	Global tactical asset allocation

Payden & Rygel

Founded:	1983
Investment Style:	Low duration bond

Payden & Rygel

Founded:	1983
Investment Style:	Short-duration fixed income

Vantagepoint Diversified Assets Fund Asset Class Exposure
as of December 31, 2009*

*Portfolio exposures represent the market value of physical securities and the measurement of exposure to asset classes through the derivative instruments held by the Fund as a percent of the Fund’s net assets. For the purpose of displaying this allocation information, exposure through derivatives is measured based on the value of the underlying assets, rate or index represented by the derivative. This measurement is different from the valuation used for the purposes of calculating the Fund’s net asset value. This measurement method is intended to reflect the “economic exposure” of the derivative - effectively, the market exposure to the Fund. This results in a total percentage reflected in the chart that exceeds 100%.

In its use of derivative instruments, the Fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies) and short positions (the values of which move in the opposite direction as the prices of the underlying investments, pools of investments, indexes or currencies). These long and short positions are reflected in the chart above.

Vantagepoint Diversified Assets Fund vs. Barclays Capital U.S. Intermediate Aggregate Index
and Custom Benchmark: Growth of $10,000 Invested October 30, 2007*

Vantagepoint Diversified Assets Fund

Average Annual Total Return for the periods ended December 31, 2009*

One Year	6.64%

Since Inception	-0.28%

Fund Inception Date	October 30, 2007

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The Fund’s market benchmark, the Barclays Capital U.S. Intermediate Aggregate Index, is comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to ten years. The Fund’s custom benchmark is an equal-blend of the Barclays Capital U.S. Intermediate Aggregate Index and the S&P 500 Index, which consists of 500 companies representing larger capitalization stocks traded in the U.S. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.The Fund’s portfolio may differ significantly from the securities in the indexes.

Vantagepoint Index Funds

The Vantagepoint Index Funds follow an indexed or “passively managed” approach to investing.The Funds invest in securities that are selected to approximate the investment characteristics and performance of their respective benchmarks. To minimize transaction costs, the Index Funds, with the exception of the 500 Stock Index Fund, use sampling techniques to approximate their benchmarks’ characteristics using fewer securities than are contained in the Index.

1)	The Vantagepoint Core Bond Index Fund’s objective is to offer current income by approximating the performance of the Barclays Capital U.S. Aggregate Bond Index.

2)	The Vantagepoint 500 Stock Index Fund’s objective is to offer long-term capital growth by approximating the performance of the S&P 500 Index.

3)	The Vantagepoint Broad Market Index Fund’s objective is to offer long-term capital growth by approximating the performance of the Wilshire 5000 Total Market Index.

4)	The Vantagepoint Mid/Small Company Index Fund’s objective is to offer long-term capital growth by approximating the performance of the Wilshire 4500 Completion Index.

5)

The Vantagepoint Overseas Equity Index Fund’s objective is to offer long-term capital growth and diversification by approximating the performance of the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) (Net) Index.

Performance & Commentary

During the past year, equity markets experienced significant lows in March before reversing and ultimately producing positive returns for investors who remained in the market for 2009. A number of variables drove losses early in the year, notably the continuation of the global recession that began in 2008 resulting from market dislocations, poor housing market conditions and a marked increase in unemployment. Government programs around the world provided an economic boost and helped lower previously high market volatility as the year progressed. As economic and market conditions began to stabilize, and in some cases improve, equity markets rallied. Non-U.S. equity markets followed a similar path, and generally outperformed U.S. markets in 2009. Fixed income markets were likewise marked by two distinct phases in 2009. The early part of the year saw a continuation of the financial crisis marked by broad risk aversion on the part of investors, leading to high demand for U.S. Treasury securities and an increasing difference between yields of higher quality versus lower quality bonds. This trend reversed in mid-March, when U.S. Treasury security yields began to rise (and prices began to decline since prices and yields move in opposite directions), and yield differences between higher quality and lower quality bonds generally began to decline through the remainder of the year. The overall effect was a negative return for intermediate and longer-dated U.S. Treasury securities in 2009 and positive returns for most other sectors of the bond market.

The Vantagepoint Core Bond Index Fund gained 5.57% (Class I shares) and 5.74% (Class II shares). The Fund’s market benchmark, the Barclays Capital U.S. Aggregate Bond Index, gained 5.93%.

The Vantagepoint 500 Stock Index Fund gained 26.13% (Class I shares) and 26.35% (Class II shares). The Fund’s market benchmark, the S&P 500 Index, gained 26.46%.

The Vantagepoint Broad Market Index Fund gained 27.78% (Class I shares) and 28.04% (Class II shares). The Fund’s market benchmark, the Wilshire 5000 Total Market Index, gained 28.30%.

The Vantagepoint Mid/Small Company Index Fund gained 36.19% (Class I shares) and 36.47% (Class II shares). The Fund’s market benchmark, the Wilshire 4500 Completion Index, gained 36.99%.

The Vantagepoint Overseas Equity Index Fund gained 28.63% (Class I shares) and 28.94% (Class II shares). The Fund’s market benchmark, the MSCI EAFE (Net) Index. advanced 32.46%.

Subadviser Data

Mellon Capital Management Corporation

Founded:	1983
Investment Style:	Index portfolio

Vantagepoint Core Bond Index Fund
Sector Allocation as of December 31, 2009

The primary source of sector allocation classification is BondEdge.

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Core Bond Index Fund Class I vs. Barclays Capital U.S. Aggregate Bond Index:
Growth of $10,000 Invested December 31, 1999*

Vantagepoint Core Bond Index Fund Class II vs. Barclays Capital U.S. Aggregate Bond Index:
Growth of $10,000 Invested December 31, 1999*

Vantagepoint Core Bond Index Fund
Average Annual Total Return for the periods ended December 31, 2009*

	Class I Shares	Class II Shares

One Year	5.57%	5.74%
Three Years	5.57%	5.75%
Five Years	4.49%	4.70%
Ten Years	5.94%	6.16%

Fund Inception Date	June 2, 1997	April 5, 1999
Offering Date	March 1, 1999	April 5, 1999

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money.The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, consists of investment-grade U.S. fixed income securities. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint 500 Stock Index Fund
Sector Allocation as of December 31, 2009

The primary source of sector allocation classification is FactSet.

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint 500 Stock Index Fund Class I vs. S&P 500 Index:
Growth of $10,000 Invested December 31, 1999*

Vantagepoint 500 Stock Index Fund Class II vs. S&P 500 Index:
Growth of $10,000 Invested December 31, 1999*

Vantagepoint 500 Stock Index Fund
Average Annual Total Return for the periods ended December 31, 2009*

	Class I Shares	Class II Shares

One Year	26.13%	26.35%
Three Years	-5.99%	-5.81%
Five Years	0.00%	0.20%
Ten Years	-1.38%	-1.19%

Fund Inception Date	June 2, 1997	April 5, 1999
Offering Date	March 1, 1999	April 5, 1999

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The Fund’s benchmark, the S&P 500 Index, consists of 500 companies representing larger capitalization stocks traded in the U.S. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Broad Market Index Fund
Sector Allocation as of December 31, 2009

The primary source of sector allocation classification is FactSet.

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Broad Market Index Fund Class I vs. Wilshire 5000 Total Market Index:
Growth of $10,000 Invested December 31, 1999*

Vantagepoint Broad Market Index Fund Class II vs. Wilshire 5000 Total Market Index:
Growth of $10,000 Invested December 31, 1999*

Vantagepoint Broad Market Index Fund
Average Annual Total Return for the periods ended December 31, 2009*

	Class I Shares	Class II Shares

One Year	27.78%	28.04%
Three Years	-5.43%	-5.26%
Five Years	0.68%	0.89%
Ten Years	-0.66%	-0.47%

Fund Inception Date	October 1, 1994	April 5, 1999
Offering Date	March 1, 1999	April 5, 1999

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The Wilshire 5000 Total Market Index consists of all U.S. equity securities with readily available price data and is calculated using a float-adjusted market capitalization weighting.The float adjusted methodology adjusts an individual stock’s market capitalization to account for (by excluding) shares that may be restricted or otherwise unavailable for purchase. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Mid/Small Company Index Fund
Sector Allocation as of December 31, 2009

The primary source of sector allocation classification is FactSet.

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Mid/Small Company Index Fund Class I vs. Wilshire 4500 Completion Index:
Growth of $10,000 Invested December 31, 1999*

Vantagepoint Mid/Small Company Index Fund Class II vs. Wilshire 4500 Completion Index:
Growth of $10,000 Invested December 31, 1999*

Vantagepoint Mid/Small Company Index Fund
Average Annual Total Return for the periods ended December 31, 2009*

	Class I Shares	Class II Shares

One Year	36.19%	36.47%
Three Years	-4.24%	-4.04%
Five Years	2.06%	2.27%
Ten Years	1.50%	1.70%

Fund Inception Date	June 2, 1997	April 5, 1999
Offering Date	March 1, 1999	April 5, 1999

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The Wilshire 4500 Completion Index consists of all small- and mid-cap stocks. It is constructed using the Wilshire 5000 Total Market Index securities with the companies in the S&P 500 Index removed and is calculated using a float-adjusted market capitalization weighting.The float-adjusted methodology adjusts an individual stock’s market capitalization to account for (by excluding) shares that may be restricted or otherwise unavailable for purchase. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Overseas Equity Index Fund
Country Allocation as of December 31, 2009

*Other represents countries with under a 1.5% individual weighting.

The primary source of country allocation classification is FactSet.

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Overseas Equity Index Fund Class I vs. MSCI EAFE (Net) Index and MSCI EAFE Free (Gross) Index:
Growth of $10,000 Invested December 31, 1999*

Vantagepoint Overseas Equity Index Fund Class II vs. MSCI EAFE (Net) Index
and MSCI EAFE Free (Gross) Index: Growth of $10,000 Invested December 31, 1999*

Vantagepoint Overseas Equity Index Fund

Average Annual Total Return for the periods ended December 31, 2009*

`
	Class I Shares	Class II Shares

One Year	28.63%	28.94%
Three Years	-6.35%	-6.16%
Five Years	3.02%	3.25%
Ten Years	0.55%	0.77%

Fund Inception Date	June 2, 1997	April 5, 1999
Offering Date	March 1, 1999	April 5, 1999

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The Fund’s benchmark, the MSCI EAFE (Net) Index, is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada and approximates the maximum possible dividend reinvestment after deduction of withholding tax according to MSCI Barra’s methodology. Prior to May 1, 2009, the Fund compared its performance to the MSCI EAFE Free (Gross) Index, which is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.The Fund changed the index to which it compares its performance because the MSCI EAFE (Net) Index is considered to be a more appropriate comparison. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Model Portfolio Savings Oriented Fund

The Vantagepoint Model Portfolio Savings Oriented Fund’s objective is to offer capital preservation, reasonable current income and some capital growth while seeking to limit risk. As of December 31, 2009, the principal investment strategy was to invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 65% fixed income investments, 25% equity investments, and 10% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (a “multi-strategy” Fund) by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:*

FIXED ICOME

Vantagepoint Low Duration Bond Fund	38%-48%
Vantagepoint Core Bond Index Fund (Class I)	8%-18%
Vantagepoint Inflation Protected Securities Fund	4%-14%

EQUIRY

Vantagepoint Equity Income Fund	5%-15%
Vantagepoint Growth & Income Fund	5%-15%
Vantagepoint International Fund	0%-10%

MULTI -STRATEGY

Vantagepoint Diversified Assets Fund	8%-12%

Performance

The Vantagepoint Model Portfolio Savings Oriented Fund gained 15.18% in 2009.The Fund’s market benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index, gained 6.46%, while the Fund’s peer group benchmark, the Morningstar Conservative Allocation Funds Average, a group of mutual funds with similar investment objectives, gained 20.77%.The Fund’s custom benchmark gained 11.59%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages corresponding to the historical target allocation to those asset classes for the Fund.

Commentary

Fixed income markets were marked by two distinct phases in 2009. The early part of the year saw a continuation of the financial crisis marked by broad risk aversion on the part of investors, leading to high demand for U.S. Treasury securities and an increasing difference between yields of higher quality versus lower quality bonds. This trend reversed in mid-March, when U.S. Treasury security yields began to rise (and prices began to decline since prices and yields move in opposite directions), and yield differences between higher quality and lower quality bonds generally began to decline through the remainder of the year. The overall effect was a negative return for intermediate and longer-dated U.S. Treasury securities in 2009 and positive returns for most other sectors of the bond market. Equities generally outperformed bonds for the year, after experiencing significant lows in March that reversed and ultimately produced positive returns for investors who remained in the equity market for 2009. A number of variables drove losses early in the year, notably the continuation of the global recession that began in 2008 resulting from market dislocations, poor housing market conditions and a marked increase in unemployment. Government programs around the world provided an economic boost and helped lower previously high market volatility as the year progressed. As economic and market conditions began to stabilize, and in some cases improve, equity markets rallied. Non-U.S. equity markets followed a similar path, and generally outperformed U.S. markets in 2009.

All the underlying funds of the Model Portfolio Savings Oriented Fund earned positive returns in 2009. The Core Bond Index Fund (Class I) gained 5.57%, the Low Duration Bond Fund gained 10.63%, and the Inflation Protected Securities Fund returned 9.75%. Even stronger results came from the Fund’s three equity fund investments – the Equity Income Fund, the Growth & Income Fund, and the International Fund – each producing returns near or in excess of 30%. The Fund’s allocation to the Diversified Assets Fund was also additive to absolute performance, gaining 6.64%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund outperformed its market benchmark due to its allocation to equity funds, which meaningfully outperformed bonds as represented by the Fund’s market benchmark. The Fund outperformed its custom benchmark primarily due to favorable performance of the Fund’s underlying equity funds compared to the equity index (the S&P 500 Index) used in calculating the custom benchmark. The Fund’s underlying fixed income funds also contributed to the outperformance, with the exception of the Core Bond Index Fund, as they outperformed the fixed income index (the Barclays Capital U.S. Intermediate Aggregate Bond Index) used in calculating the custom benchmark.

The Fund underperformed its peer group due to an underweight to equity funds in comparison to peers during the strong equity rally, and an overweight to conservative fixed income funds, investing in higher-quality and also lower duration fixed income securities, compared to those held by its peers during the period when lower credit quality fixed income securities outperformed those of high credit quality in 2009.

*Effective January 4, 2010, the Fund changed its principal investment strategies including changes to the asset class allocations and underlying fund allocations and ranges. Please see the prospectus dated January 4, 2010 for additional information.

Vantagepoint Model Portfolio Savings Oriented Fund
Underlying Fund Allocation as of December 31, 2009

Vantagepoint Model Portfolio Savings Oriented Fund vs. Barclays Capital U.S. Intermediate Aggregate
Bond Index and Custom Benchmark: Growth of $10,000 Invested December 4, 2000*

Vantagepoint Model Portfolio Savings Oriented Fund
Average Annual Total Return for the periods ended December 31, 2009*

One Year	15.18%

Three Years	2.60%

Five Years	3.54%

Ten Years	4.09%

Fund Inception Date	February 9, 1995

Fund Registration Date	December 4, 2000

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to December 4, 2000, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money.The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Barclays Capital U.S. Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Model Portfolio Conservative Growth Fund

The Vantagepoint Model Portfolio Conservative Growth Fund’s objective is to offer reasonable current income and capital preservation, with modest potential for capital growth. As of December 31, 2009, the principal investment strategy was to invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 50% fixed income investments, 40% equity investments, and 10% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (a “multi-strategy” Fund) by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:*

FIXED INCOME

Vantagepoint Low Duration Bond Fund	18%-28%
Vantagepoint Core Bond Index Fund (Class I)	16%-26%
Vantagepoint Inflation Protected Securities Fund	2%-12%

EQUITY

Vantagepoint Equity Income Fund	6%-16%
Vantagepoint Growth & Income Fund	4%-14%
Vantagepoint Growth Fund	1%-11%
Vantagepoint Select Value Fund	0%-10%
Vantagepoint Aggressive Opportunities Fund	0%-10%
Vantagepoint International Fund	3%-13%

MULTI - STRATEGY

Vantagepoint Diversified Assets Fund	8%-12%

Performance

The Model Portfolio Conservative Growth Fund gained 18.50% in 2009. The Fund’s market benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index, gained 6.46%, while the Fund’s peer group benchmark, the Morningstar Conservative Allocation Funds Average, a group of mutual funds with similar investment objectives, gained 20.77%. The Fund’s custom benchmark gained 14.64%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages corresponding to the historical target allocation to those asset classes for the Fund.

Commentary

Fixed income markets were marked by two distinct phases in 2009. The early part of the year saw a continuation of the financial crisis marked by broad risk aversion on the part of investors, leading to high demand for U.S. Treasury securities and an increasing difference between yields of higher quality versus lower quality bonds. This trend reversed in mid-March, when U.S. Treasury security yields began to rise (and prices began to decline since prices and yields move in opposite directions), and yield differences between higher quality and lower quality bonds generally began to decline through the remainder of the year. The overall effect was a negative return for intermediate and longer-dated U.S. Treasury securities in 2009 and positive returns for most other sectors of the bond market. Equities generally outperformed bonds for the year, after experiencing significant lows in March that reversed and ultimately produced positive returns for investors who remained in the market for 2009. A number of variables drove losses early in the year, notably the continuation of the global recession that began in 2008 resulting from market dislocations, poor housing market conditions and a marked increase in unemployment. Government programs around the world provided an economic boost and helped lower previously high market volatility as the year progressed. As economic and market conditions began to stabilize, and in some cases improve, equity markets rallied. Non-U.S. equity markets followed a similar path, and generally outperformed U.S. markets in 2009.

All the underlying funds of the Model Portfolio Conservative Growth Fund earned positive returns in 2009. The Core Bond Index Fund (Class I) rose 5.57%, the Low Duration Bond Fund gained 10.63%, and the Inflation Protected Securities Fund increased 9.75%. Even stronger results came from the Fund’s six equity fund investments – the Equity Income Fund, the Growth & Income Fund, the Growth Fund, the Select Value Fund, the Aggressive Opportunities Fund, and the International Fund – each producing returns near or in excess of 30%. The Fund’s allocation to the Diversified Assets Fund was also additive to absolute performance, gaining 6.64%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund outperformed its market benchmark due to its allocation to equity funds, which meaningfully outperformed the bonds represented by the Fund’s market benchmark. The Fund outperformed its custom benchmark primarily due to favorable performance of the Fund’s underlying equity funds compared to the equity index (the S&P 500 Index) used in calculating the custom benchmark. The Fund’s underlying fixed income funds also contributed to the outperformance, with the exception of the Core Bond Index Fund, as they outperformed the fixed income index (the Barclays Capital U.S. Intermediate Aggregate Bond Index) used in calculating the custom benchmark.

The Fund underperformed its peer group due to its conservative positioning in higher-quality and lower duration fixed income securities, compared to those held by its peers during the period when lower credit quality fixed income securities outperformed those of high credit quality in 2009.

*Effective January 4, 2010, the Fund changed its principal investment strategies including changes to the asset class allocations and underlying fund allocations and ranges. Please see the prospectus dated January 4, 2010 for additional information.

Vantagepoint Model Portfolio Conservative Growth Fund
Underlying Fund Allocation as of December 31, 2009

Vantagepoint Model Portfolio Conservative Growth Fund vs. Barclays Capital U.S. Intermediate
Aggregate Bond Index and Custom Benchmark: Growth of $10,000 Invested December 4, 2000*

Vantagepoint Model Portfolio Conservative Growth Fund

Average Annual Total Return for the periods ended December 31, 2009*

One Year	18.50%

Three Years	1.35%

Five Years	3.31%

Ten Years	3.49%

Fund Inception Date	April 1, 1996

Fund Registration Date	December 4, 2000

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to December 4, 2000, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund.The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The Barclays Capital U.S. Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to 10 years.The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Model Portfolio Traditional Growth Fund

The Vantagepoint Model Portfolio Traditional Growth Fund’s objective is to offer moderate capital growth and reasonable current income. As of December 31, 2009, the principal investment strategy of the Fund was to invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 30% fixed income investments, 60% equity investments, and 10% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (a “multi-strategy” Fund) by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:*

FIXED INCOME

Vantagepoint Low Duration Bond Fund	3%-13%
Vantagepoint Core Bond Index Fund (Class I)	13%-23%
Vantagepoint Inflation Protected Securities Fund	0%-10%

EQUITY

Vantagepoint Equity Income Fund	7%-17%
Vantagepoint Growth & Income Fund	7%-17%
Vantagepoint Growth Fund	5%-15%
Vantagepoint Select Value Fund	0%-10%
Vantagepoint Aggressive Opportunities Fund	0%-10%
Vantagepoint Discovery Fund	0%-10%
Vantagepoint International Fund	7%-17%

MULTI - SSTRATEGY

Vantagepoint Diversified Assets Fund	8%-12%

Performance

The Vantagepoint Model Portfolio Traditional Growth Fund gained 23.72% in 2009.The Fund’s market benchmark, the S&P 500 Index, gained 26.46%, while the Fund’s peer group benchmark, the Morningstar Moderate Allocation Funds Average, a group of mutual funds with similar investment objectives, gained 24.13%.The Fund’s custom benchmark gained 18.66%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages corresponding to the historical target allocation to those asset classes for the Fund.

Commentary

Equity markets experienced significant lows in March before reversing and ultimately producing positive returns for investors who remained in the market for 2009. A number of variables drove losses early in the year, notably the continuation of the global recession that began in 2008 resulting from market dislocations, poor housing market conditions and a marked increase in unemployment. Government programs around the world provided an economic boost and helped lower previously high market volatility as the year progressed. As economic and market conditions began to stabilize, and in some cases improve, equity markets rallied. Non-U.S. equity markets followed a similar path, and generally outperformed U.S. markets in 2009. Fixed income markets were likewise marked by two distinct phases in 2009. The early part of the year saw a continuation of the financial crisis marked by broad risk aversion on the part of investors, leading to high demand for U.S. Treasury securities and an increasing difference between yields of higher quality versus lower quality bonds. This trend reversed in mid-March, when U.S. Treasury security yields began to rise (and prices began to decline since prices and yields move in opposite directions), and yield differences between higher quality and lower quality bonds generally began to decline through the remainder of the year. The overall effect was a negative return for intermediate and longer-dated U.S. Treasury securities in 2009 and positive returns for most other sectors of the bond market, albeit at levels generally lower than those of the equity markets.

All the underlying funds of the Model Portfolio Traditional Growth Fund earned positive returns in 2009. The Fund’s seven underlying equity funds produced strong returns ranging from 29.97% for the International Fund to 50.95% for the Aggressive Opportunities Fund. The Fund’s three underlying bond funds returned between 5.57% for the Core Bond Index

Fund (Class I) and 10.63% for the Low Duration Bond Fund. The Fund’s allocation to the Diversified Assets Fund was also additive to absolute performance, gaining 6.64%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund underperformed its market benchmark due to its allocation to non-equity funds, which meaningfully underperformed equities as represented by the Fund’s market benchmark. The Fund outperformed its custom benchmark primarily due to favorable performance of the Fund’s underlying equity funds compared to the equity index (the S&P 500 Index) used in calculating the custom benchmark. The Fund’s underlying fixed income funds also contributed to the outperformance, with the exception of the Core Bond Index Fund, as they outperformed the fixed income index (the Barclays Capital U.S. Intermediate Aggregate Bond Index) used in calculating the custom benchmark.

The Fund underperformed its peer group due to an underweight to equity funds in comparison to peers during the strong equity rally, and an overweight to fixed income funds investing in higher-quality and lower duration fixed income securities, compared to those held by its peers during the period when lower quality fixed income securities outperformed those of high credit quality in 2009.

*Effective January 4, 2010, the Fund changed its principal investment strategies including changes to the asset class allocations and underlying fund allocations and ranges. Please see the prospectus dated January 4, 2010 for additional information.

Vantagepoint Model Portfolio Traditional Growth Fund
Underlying Fund Allocation as of December 31, 2009

Vantagepoint Model Portfolio Traditional Growth Fund vs. S&P 500 Index
and Custom Benchmark: Growth of $10,000 Invested December 4, 2000*

Vantagepoint Model Portfolio Traditional Growth Fund

Average Annual Total Return for the periods ended December 31, 2009*

One Year	23.72%

Three Years	-0.41%

Five Years	2.91%

Ten Years	2.63%

Fund Inception Date	April 1, 1996

Fund Registration Date	December 4, 2000

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to December 4, 2000, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund.The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. The Barclays Capital U.S. Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Model Portfolio Long-Term Growth Fund

The Vantagepoint Model Portfolio Long-Term Growth Fund’s objective is to offer high long-term capital growth and modest current income. As of December 31, 2009, the principal investment strategy of the Fund was to invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 15% fixed income investments, 75% equity investments, and 10% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (a “multi-strategy” Fund) in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:*

FIXED INCOME

Vantagepoint Core Bond Index Fund (Class I)	10%-20%

EQUITY

Vantagepoint Equity Income Fund	8%-18%
Vantagepoint Growth & Income Fund	8%-18%
Vantagepoint Growth Fund	7%-17%
Vantagepoint Select Value Fund	4%-14%
Vantagepoint Aggressive Opportunities Fund	4%-14%
Vantagepoint Discovery Fund	0%-10%
Vantagepoint International Fund	11%-21%

MULTI - STRATEGY

Vantagepoint Diversified Assets Fund	8%-12%

Performance

The Vantagepoint Model Portfolio Long-Term Growth Fund gained 27.67% in 2009. The Fund’s market benchmark, the S&P 500 Index, gained 26.46%, while the Fund’s peer group benchmark, the Morningstar Large Blend Funds Average, a group of mutual funds with similar investment objectives, gained 28.17%. The Fund’s custom benchmark gained 21.62%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages corresponding to the historical target allocation to those asset classes for the Fund.

Commentary

Equity markets experienced significant lows in March before reversing and ultimately producing positive returns for investors who remained in the market for 2009. A number of variables drove losses early in the year, notably the continuation of the global recession that began in 2008 resulting from market dislocations, poor housing market conditions and a marked increase in unemployment. Government programs around the world provided an economic boost and helped lower previously high market volatility as the year progressed. As economic and market conditions began to stabilize, and in some cases improve, equity markets rallied. Non-U.S. equity markets followed a similar path, and generally outperformed U.S. markets in 2009. Fixed income markets were likewise marked by two distinct phases in 2009. The early part of the year saw a continuation of the financial crisis marked by broad risk aversion on the part of investors, leading to high demand for U.S. Treasury securities and an increasing difference between yields of higher quality versus lower quality bonds. This trend reversed in mid-March, when U.S. Treasury security yields began to rise (and prices began to decline since prices and yields move in opposite directions), and yield differences between higher quality and lower quality bonds generally began to decline through the remainder of the year. The overall effect was a negative return for intermediate and longer-dated U.S. Treasury securities in 2009 and positive returns for most other sectors of the bond market, albeit at levels generally lower than those of the equity markets.

All the underlying funds of the Model Portfolio Long-Term Growth Fund earned positive returns in 2009. The Fund’s seven underlying equity funds produced strong returns ranging from 29.97% for the International Fund to 50.95% for the Aggressive Opportunities Fund. The Fund’s single fixed income investment, the Core Bond Index Fund (Class I), rose 5.57%. The Fund’s allocation to the Diversified Assets Fund was also additive to absolute performance, gaining 6.64%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund outperformed its equity market benchmark due to the strong relative performance of the Fund’s underlying equity funds, which more than offset the relative drag resulting from the Fund’s investments in non-equity funds that produced more muted results. The Fund outperformed its custom benchmark primarily due to favorable performance of the Fund’s underlying equity funds compared to the equity index (the S&P 500 Index) used in calculating the custom benchmark. The Fund’s allocation to the Core Bond Index Fund modestly detracted from performance as it underperformed the fixed income index (the Barclays Capital U.S. Intermediate Aggregate Bond Index) used in calculating the custom benchmark.

The Fund underperformed its peer group due to an underweighted exposure to equities compared to peers during the strong equity rally.

*Effective January 4, 2010, the Fund changed its principal investment strategies including changes to the asset class allocations and underlying fund allocations and ranges. Please see the prospectus dated January 4, 2010 for additional information.

Vantagepoint Model Portfolio Long-Term Growth Fund
Underlying Fund Allocation as of December 31, 2009

Vantagepoint Model Portfolio Long-Term Growth Fund vs. S&P 500 Index
and Custom Benchmark: Growth of $10,000 Invested December 4, 2000*

Vantagepoint Model Portfolio Long-Term Growth Fund

Average Annual Total Return for the periods ended December 31, 2009*

One Year	27.67%

Three Years	-1.72%

Five Years	2.75%

Ten Years	1.85%

Fund Inception Date	April 1, 1996

Fund Registration Date	December 4, 2000

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to December 4, 2000, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund.The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400

.The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. The Barclays Capital U.S. Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Model Portfolio All-Equity Growth Fund

The Vantagepoint Model Portfolio All-Equity Growth Fund’s objective is to offer high long-term capital growth. The principal investment strategy of the Fund is to invest, under normal circumstances, 100% in equity Funds by investing in Vantagepoint Funds whose assets are invested, under normal circumstances, at least 80% in equity securities or instruments that provide equity exposure. The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

EQUITY

Vantagepoint Equity Income Fund	13%-23%
Vantagepoint Growth & Income Fund	12%-22%
Vantagepoint Growth Fund	12%-22%
Vantagepoint Select Value Fund	5%-15%
Vantagepoint Aggressive Opportunities Fund	5%-15%
Vantagepoint Discovery Fund	4%-14%
Vantagepoint International Fund	15%-25%

Performance

The Vantagepoint Model Portfolio All-Equity Growth Fund gained 35.07% in 2009. The Fund’s market benchmark, the S&P 500 Index, gained 26.46%, while the Fund’s peer group benchmark, the Morningstar Large Blend Funds Average, a group of mutual funds with similar investment objectives, gained 28.17%. The Fund’s custom benchmark gained 27.58%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages corresponding to the historical target allocation to those asset classes for the Fund.

Commentary

Equity markets experienced significant lows in March before reversing and ultimately producing positive returns for investors who remained in the market for 2009. A number of variables drove losses early in the year, notably the continuation of the global recession that began in 2008 resulting from market dislocations, poor housing market conditions and a marked increase in unemployment. Government programs around the world provided an economic boost and helped lower previously high market volatility as the year progressed. As economic and market conditions began to stabilize, and in some cases improve, equity markets rallied. Non-U.S. equity markets followed a similar path, and generally outperformed U.S. markets in 2009.

All the underlying funds of the Model Portfolio All-Equity Growth Fund earned positive returns in 2009. Equity markets realized strong gains across geographic, style, and size segments. The Fund’s seven underlying equity funds produced strong returns ranging from 29.97% for the International Fund to 50.95% for the Aggressive Opportunities Fund. Please refer to each underlying fund’s commentary within this report for more information.

The Fund outperformed its equity market benchmark due to the strong relative performance of the Fund’s underlying equity funds. The Fund outperformed its custom benchmark primarily due to favorable performance of the Fund’s underlying U.S. equity funds compared to the equity index (the S&P 500 Index) used in calculating the custom benchmark. The Fund’s allocation to the International Fund modestly detracted from performance as it underperformed the non-U.S. equity index (the MSCI EAFE (Net) Index) used in calculating the custom benchmark.

The Fund outperformed its peer group due to an overweight exposure to international and small-cap equities in comparison to other funds in its peer group. Smaller-cap equities outperformed larger-cap equities and international equities outperformed domestic equities in 2009.

Vantagepoint Model Portfolio All-Equity Growth Fund
Underlying Fund Allocation as of December 31, 2009

Vantagepoint Model Portfolio All-Equity Growth Fund vs. S&P 500 Index

and Custom Benchmark: Growth of $10,000 Invested December 4, 2000*

Vantagepoint Model Portfolio All-Equity Growth Fund

Average Annual Total Return for the periods ended December 31, 2009*

One Year	35.07%

Three Years	-4.34%

Five Years	1.70%

Since Inception	0.30%

Fund Inception Date	October 1, 2000

Fund Registration Date	December 4, 2000

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information for periods prior to December 4, 2000, when the Fund began operating, is of a commingled fund that had the same investment objectives and policies as the Fund and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the time of the Fund’s registration to reflect the expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/SIPC. 800-669-7400.

The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes. Those asset class benchmarks are the S&P 500 Index and the MSCI EAFE (Net) Index.The MSCI Europe Australasia Far East (EAFE) (Net) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and approximates the minimum possible dividend reinvestment after deduction of withholding tax according to MSCI Barra’s methodology. Should the percentage allocations to those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Milestone Retirement Income Fund

The Vantagepoint Milestone Retirement Income Fund’s objective is to seek to offer current income and opportunities for capital growth that have limited risk. This Fund may be appropriate for investors who are very close to retirement or are already in retirement. As of December 31, 2009, the Fund’s principal investment strategy was to invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 60% fixed income investments, approximately 30% equity investments, and 10% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (a “multi-strategy” Fund) by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:*

FIXED INCOME

Vantagepoint Low Duration Bond Fund	35%-45%
Vantagepoint Core Bond Index Fund (Class I)	6%-16%
Vantagepoint Inflation Protected Securities Fund	4%-14%

EQUITY

Vantagepoint Equity Income Fund	7%-17%
Vantagepoint Growth & Income Fund	7%-17%
Vantagepoint International Fund	1%-11%

MULTI - STRATEGY

Vantagepoint Diversified Assets Fund	5%-15%

Performance

The Vantagepoint Milestone Retirement Income Fund gained 16.53% in 2009. The Fund’s market benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index, gained 6.46%, while the Fund’s peer group benchmark, the Morningstar Retirement Income Funds Average, a group of mutual funds with similar investment objectives, gained 18.36%. The Fund’s custom benchmark gained 12.61%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocation to those asset classes for the Fund.

Commentary

Fixed income markets were marked by two distinct phases in 2009. The early part of the year saw a continuation of the financial crisis marked by broad risk aversion on the part of investors, leading to high demand for U.S. Treasury securities and an increasing difference between yields of higher quality versus lower quality bonds. This trend reversed in mid-March, when U.S. Treasury security yields began to rise (and prices began to decline since prices and yields move in opposite directions), and yield differences between higher quality and lower quality bonds generally began to decline through the remainder of the year. The overall effect was a negative return for intermediate and longer-dated U.S. Treasury securities in 2009 and positive returns for most other sectors of the bond market. Equities generally outperformed bonds for the year, after experiencing significant lows in March that reversed and ultimately produced positive returns for investors who remained in the equity market for 2009. A number of variables drove losses early in the year, notably the continuation of the global recession that began in 2008 resulting from market dislocations, poor housing market conditions and a marked increase in unemployment. Government programs around the world provided an economic boost and helped lower previously high market volatility as the year progressed. As economic and market conditions began to stabilize, and in some cases improve, equity markets rallied. Non-U.S. equity markets followed a similar path, and generally outperformed U.S. markets in 2009.

All the underlying funds of the Milestone Retirement Income Fund earned positive returns in 2009. The Core Bond Index Fund (Class I) rose 5.57%, the Low Duration Bond Fund gained 10.63%, and the Inflation Protected Securities Fund increased 9.75%. Even stronger results came from the Fund’s three equity fund investments – the Equity Income Fund, the Growth & Income Fund, and the International Fund – each producing returns near or in excess of 30%. The Fund’s allocation to the Diversified Assets Fund was also additive to absolute performance, gaining 6.64%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund outperformed its market benchmark due to its allocation to equity funds, which meaningfully outperformed bonds as represented by the Fund’s market benchmark. The Fund outperformed its custom benchmark primarily due to favorable performance of the Fund’s underlying U.S. equity funds compared to the equity index (the S&P 500 Index) used in calculating the custom benchmark. The Fund’s underlying fixed income funds also contributed to the outperformance, with the exception of the Core Bond Index Fund, as they outperformed the fixed income index (the Barclays Capital U.S. Intermediate Aggregate Bond Index) used in calculating the custom benchmark.

The Fund underperformed its peer group average due to conservative positioning during the year. It had an underweighted exposure to equities relative to its peer group during the strong equity market rally in 2009. In addition, the fixed income exposure in the Fund generally had a higher average credit quality than its peer group during the period when lower credit quality securities outperformed those of high credit quality in 2009.

*Effective January 4, 2010, the Fund changed its principal investment strategies including changes to the asset class allocations and underlying fund allocations and ranges. Please see the prospectus dated January 4, 2010 for additional information.

Vantagepoint Milestone Retirement Income Fund
Underlying Fund Allocation as of December 31, 2009

Vantagepoint Milestone Retirement Income Fund vs. Barclays Capital U.S. Intermediate Aggregate
Bond Index and Custom Benchmark: Growth of $10,000 Invested January 3, 2005*

Vantagepoint Milestone Retirement Income Fund

Average Annual Total Return for the periods ended December 31, 2009*

One Year	16.53%

Three Years	2.15%

Five Years	3.45%

Since Inception	3.45%

Fund Inception Date	January 3, 2005

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The Barclays Capital U.S. Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Milestone 2010 Fund

The Vantagepoint Milestone 2010 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. As of December 31, 2009, the Fund’s principal investment strategy was to invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire in or begin withdrawals around the year 2010.

At year-end, the Fund was invested in nine Vantagepoint Funds at target allocations within the percentage ranges indicated:

FIXED INCOME

Vantagepoint Low Duration Bond Fund	33%-43%
Vantagepoint Core Bond Index Fund (Class I)	6%-16%
Vantagepoint Inflation Protected Securities Fund	3%-13%

EQUITY

Vantagepoint Equity Income Fund	8%-18%
Vantagepoint Growth & Income Fund	7%-17%
Vantagepoint Growth Fund	0%-10%
Vantagepoint Mid/Small Company Index Fund (Class I)	0%-10%
Vantagepoint International Fund	0%-10%

MULTI - STRATEGY

Vantagepoint Diversified Assets Fund	5%-15%

In 2009, the Fund’s strategy was to periodically decrease its allocation to equity Funds and correspondingly increase its allocation to fixed income Funds and the multi-strategy Fund so that by June 30 of the year 2010, the Fund’s asset allocation would be approximately 30% equity Funds, 60% fixed income Funds, and 10% in a multi-strategy Fund.*

Performance

The Vantagepoint Milestone 2010 Fund gained 17.71% in 2009. The Fund’s market benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index, gained 6.46%, while the Fund’s peer group benchmark, the Morningstar Target Date 2000-2010 Funds Average, a group of mutual funds with similar investment objectives, gained 22.42%. The Fund’s custom benchmark gained 13.45%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocation to those asset classes for the Fund.

Commentary

Fixed income markets were marked by two distinct phases in 2009.The early part of the year saw a continuation of the financial crisis marked by broad risk aversion on the part of investors, leading to high demand for U.S. Treasury securities and an increasing difference between yields of higher quality versus lower quality bonds. This trend reversed in mid-March, when U.S. Treasury security yields began to rise (and prices began to decline since prices and yields move in opposite directions), and yield differences between higher quality and lower quality bonds generally began to decline through the remainder of the year. The overall effect was a negative return for intermediate and longer-dated U.S. Treasury securities in 2009 and positive returns for most other sectors of the bond market. Equities generally outperformed bonds for the year, after experiencing significant lows in March that reversed and ultimately produced positive returns for investors who remained in the equity market for 2009. A number of variables drove losses early in the year, notably the continuation of the global recession that began in 2008 resulting from market dislocations, poor housing market conditions and a marked increase in unemployment. Government programs around the world provided an economic boost and helped lower previously high market volatility as the year progressed. As economic and market conditions began to stabilize, and in some cases improve, equity markets rallied. Non-U.S. equity markets followed a similar path, and generally outperformed U.S. markets in 2009.

All the underlying funds of the Milestone 2010 Fund earned positive returns in 2009. The Fund’s five underlying equity funds each produced strong returns near or in excess of 30%. The Fund’s three underlying bond funds returned between 5.57% for the Core Bond Index Fund (Class I) and 10.63% for the Low Duration Bond Fund. The Fund’s allocation to the

Diversified Assets Fund was also additive to absolute performance, gaining 6.64%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund outperformed its market benchmark due to its allocation to equity funds, which meaningfully outperformed bonds as represented by the Fund’s market benchmark. The Fund outperformed its custom benchmark primarily due to favorable performance of the Fund’s underlying equity funds compared to the equity index (the S&P 500 Index) used in calculating the custom benchmark. The Fund’s underlying fixed income funds also contributed to the outperformance, with the exception of the Core Bond Index Fund, as they outperformed the fixed income index (the Barclays Capital U.S. Intermediate Aggregate Bond Index) used in calculating the custom benchmark.

The Fund underperformed its peer group average due to conservative positioning during the year. It had an underweighted exposure to equities relative to its peer group during the strong equity market rally in 2009. In addition, the fixed income exposure in the Fund generally had a higher average credit quality than its peer group during the period when lower credit quality securities outperformed those of high credit quality in 2009.

*Effective January 4, 2010, the Fund changed its principal investment strategies including changes to the asset class allocations and underlying fund allocations and ranges. Please see the prospectus dated January 4, 2010 for additional information.

Vantagepoint Milestone 2010 Fund
Underlying Fund Allocation as of December 31, 2009

Vantagepoint Milestone 2010 Fund vs. Barclays Capital U.S. Intermediate Aggregate Bond Index
and Custom Benchmark: Growth of $10,000 Invested January 3, 2005*

Vantagepoint Milestone 2010 Fund

Average Annual Total Return for the periods ended December 31, 2009*

One Year	17.71%

Three Years	1.17%

Five Years	3.38%

Since Inception	3.38%

Fund Inception Date	January 3, 2005

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The Barclays Capital U.S. Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Milestone 2015 Fund

The Vantagepoint Milestone 2015 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. As of December 31, 2009, the Fund’s principal investment strategy was to invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire in or begin withdrawals around the year 2015.

At year-end, the Fund was invested in nine Vantagepoint Funds at target allocations within the percentage ranges indicated:

FIXED INCOME

Vantagepoint Low Duration Bond Fund	15%-25%
Vantagepoint Core Bond Index Fund (Class I)	8%-18%
Vantagepoint Inflation Protected Securities Fund	0%-10%

EQUITY

Vantagepoint Equity Income Fund	13%-23%
Vantagepoint Growth & Income Fund	6%-16%
Vantagepoint Growth Fund	2%-12%
Vantagepoint Mid/Small Company Index Fund (Class I)	0%-10%
Vantagepoint International Fund	5%-15%

MULTI - STRATEGY

Vantagepoint Diversified Assets Fund	5%-15%

In 2009, the Fund’s strategy was to periodically decrease its allocation to equity Funds and correspondingly increase its allocation to fixed income Funds and the multi-strategy Fund so that by June 30 of the year 2015, the Fund’s asset allocation would be approximately 30% equity Funds, 60% fixed income Funds, and 10% in a multi-strategy Fund.*

Performance

The Vantagepoint Milestone 2015 Fund gained 21.84% in 2009. The Fund’s market benchmark, the S&P 500 Index, gained 26.46%, while the Fund’s peer group benchmark, the Morningstar Target Date 2011-2015 Funds Average, a group of mutual funds with similar investment objectives, gained 23.55%. The Fund’s custom benchmark gained 17.06%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocation to those asset classes for the Fund.

Commentary

Equity markets experienced significant lows in March before reversing and ultimately producing positive returns for investors who remained in the market for 2009. A number of variables drove losses early in the year, notably the continuation of the global recession that began in 2008 resulting from market dislocations, poor housing market conditions and a marked increase in unemployment. Government programs around the world provided an economic boost and helped lower previously high market volatility as the year progressed. As economic and market conditions began to stabilize, and in some cases improve, equity markets rallied. Non-U.S. equity markets followed a similar path, and generally outperformed U.S. markets in 2009. Fixed income markets were likewise marked by two distinct phases in 2009.The early part of the year saw a continuation of the financial crisis marked by broad risk aversion on the part of investors, leading to high demand for U.S. Treasury securities and an increasing difference between yields of higher quality versus lower quality bonds. This trend reversed in mid-March, when U.S. Treasury security yields began to rise (and prices began to decline since prices and yields move in opposite directions), and yield differences between higher quality and lower quality bonds generally began to decline through the remainder of the year. The overall effect was a negative return for intermediate and longer-dated U.S. Treasury securities in 2009 and positive returns for most other sectors of the bond market, albeit at levels generally lower than those of the equity markets.

All the underlying funds of the Milestone 2015 Fund earned positive returns in 2009. The Fund’s five underlying equity funds each produced strong returns near or in excess of 30%. The Fund’s three underlying bond funds returned between 5.57% for the Core Bond Index Fund (Class I) and 10.63% for the Low Duration Bond Fund. The Fund’s allocation to the

Diversified Assets Fund was also additive to absolute performance, gaining 6.64%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund underperformed its market benchmark due to its allocation to non-equity funds, which meaningfully underperformed equities as represented by the Fund’s market benchmark. The Fund outperformed its custom benchmark primarily due to favorable performance of the Fund’s underlying equity funds compared to the equity index (the S&P 500 Index) used in calculating the custom benchmark. The Fund’s underlying fixed income funds also contributed to the outperformance, with the exception of the Core Bond Index Fund, as they outperformed the fixed income index (the Barclays Capital U.S. Intermediate Aggregate Bond Index) used in calculating the custom benchmark.

The Fund underperformed its peer group average due to conservative positioning during the year. It had an underweighted exposure to equities relative to its peer group during the strong equity market rally in 2009. In addition, the fixed income exposure in the Fund generally had a higher average credit quality than its peer group during the period when lower credit quality securities outperformed those of high credit quality in 2009.

*Effective January 4, 2010, the Fund changed its principal investment strategies including changes to the asset class allocations and underlying fund allocations and ranges. Please see the prospectus dated January 4, 2010 for additional information.

Vantagepoint Milestone 2015 Fund
Underlying Fund Allocation as of December 31, 2009

Vantagepoint Milestone 2015 Fund vs. S&P 500 Index and Custom Benchmark:
Growth of $10,000 Invested January 3, 2005*

Vantagepoint Milestone 2015 Fund

Average Annual Total Return for the periods ended December 31, 2009*

One Year	21.84%

Three Years	-0.15%

Five Years	3.18%

Since Inception	3.18%

Fund Inception Date	January 3, 2005

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S.The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. The Barclays Capital U.S. Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Milestone 2020 Fund

The Vantagepoint Milestone 2020 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. As of December 31, 2009, the Fund’s principal investment strategy was to invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire in or begin withdrawals around the year 2020.

At year-end, the Fund was invested in eight Vantagepoint Funds at target allocations within the percentage ranges indicated:

FIXED INCOME

Vantagepoint Low Duration Bond Fund	4%-14%
Vantagepoint Core Bond Index Fund (Class I)	14%-24%

EQUITY

Vantagepoint Equity Income Fund	16%-26%
Vantagepoint Growth & Income Fund	6%-16%
Vantagepoint Growth Fund	3%-13%
Vantagepoint Mid/Small Company Index Fund (Class I)	3%-13%
Vantagepoint International Fund	7%-17%

MULTI - STRATEGY

Vantagepoint Diversified Assets Fund	5%-15%

In 2009, the Fund’s strategy was to periodically decrease its allocation to equity Funds and correspondingly increase its allocation to fixed income Funds and the multi-strategy Fund so that by June 30 of the year 2020, the Fund’s asset allocation would be approximately 30% equity Funds, 60% fixed income Funds, and 10% in a multi-strategy Fund.*

Performance

The Vantagepoint Milestone 2020 Fund gained 23.43% in 2009. The Fund’s market benchmark, the S&P 500 Index, gained 26.46%, while the Fund’s peer group benchmark, the Morningstar Target Date 2016-2020 Funds Average, a group of mutual funds with similar investment objectives, gained 24.25%. The Fund’s custom benchmark gained 18.99%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocation to those asset classes for the Fund.

Commentary

Equity markets experienced significant lows in March before reversing and ultimately producing positive returns for investors who remained in the market for 2009. A number of variables drove losses early in the year, notably the continuation of the global recession that began in 2008 resulting from market dislocations, poor housing market conditions and a marked increase in unemployment. Government programs around the world provided an economic boost and helped lower previously high market volatility as the year progressed. As economic and market conditions began to stabilize, and in some cases improve, equity markets rallied. Non-U.S. equity markets followed a similar path, and generally outperformed U.S. markets in 2009. Fixed income markets were likewise marked by two distinct phases in 2009. The early part of the year saw a continuation of the financial crisis marked by broad risk aversion on the part of investors, leading to high demand for U.S. Treasury securities and an increasing difference between yields of higher quality versus lower quality bonds. This trend reversed in mid-March, when U.S. Treasury security yields began to rise (and prices began to decline since prices and yields move in opposite directions), and yield differences between higher quality and lower quality bonds generally began to decline through the remainder of the year. The overall effect was a negative return for intermediate and longer-dated U.S. Treasury securities in 2009 and positive returns for most other sectors of the bond market, albeit at levels generally lower than those of the equity markets.

All the underlying funds of the Milestone 2020 Fund earned positive returns in 2009.The Fund’s five underlying equity funds each produced strong returns near or in excess of 30%. The Fund’s two underlying bond funds returned 5.57% for the Core Bond Index Fund (Class I) and 10.63% for the Low Duration Bond Fund. The Fund’s allocation to the Diversified

Assets Fund was also additive to absolute performance, gaining 6.64%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund underperformed its market benchmark due to its allocation to non-equity funds, which meaningfully underperformed equities as represented by the Fund’s market benchmark. The Fund outperformed its custom benchmark primarily due to favorable performance of the Fund’s underlying equity funds compared to the equity index (the S&P 500 Index) used in calculating the custom benchmark. The Fund’s allocation to fixed income funds was also additive, despite mixed results from the underlying funds compared to the fixed income benchmark (the Barclays Capital U.S. Intermediate Aggregate Bond Index) used in calculating the custom benchmark.

The Fund also underperformed its peer group due to conservative positioning during the year. It had an underweighted exposure to equities relative to its peer group average during the strong equity market rally in 2009. In addition, the fixed income exposure in the Fund generally had a higher average credit quality than its peer group during the period when lower credit quality securities outperformed those of high credit quality in 2009.

*Effective January 4, 2010, the Fund changed its principal investment strategies including changes to the asset class allocations and underlying fund allocations and ranges. Please see the prospectus dated January 4, 2010 for additional information.

Vantagepoint Milestone 2020 Fund
Underlying Fund Allocation as of December 31, 2009

Vantagepoint Milestone 2020 Fund vs. S&P 500 Index and Custom Benchmark:
Growth of $10,000 Invested January 3, 2005*

Vantagepoint Milestone 2020 Fund

Average Annual Total Return for the periods ended December 31, 2009*

One Year	23.43%

Three Years	-1.09%

Five Years	2.89%

Since Inception	2.89%

Fund Inception Date	January 3, 2005

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S.The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund.Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class.The Barclays Capital U.S. Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Milestone 2025 Fund

The Vantagepoint Milestone 2025 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. As of December 31, 2009, the Fund’s principal investment strategy was to invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire in or begin withdrawals around the year 2025.

At year-end, the Fund was invested in eight Vantagepoint Funds at target allocations within the percentage ranges indicated:

FIXED INCOME

Vantagepoint Low Duration Bond Fund	0%-10%
Vantagepoint Core Bond Index Fund (Class I)	10%-20%

EQUITY

Vantagepoint Equity Income Fund	18%-28%
Vantagepoint Growth & Income Fund	8%-18%
Vantagepoint Growth Fund	4%-14%
Vantagepoint Mid/Small Company Index Fund (Class I)	6%-16%
Vantagepoint International Fund	9%-19%

MULTI - STRATEGY

Vantagepoint Diversified Assets Fund	5%-15%

In 2009 the Fund’s strategy was to periodically decrease its allocation to equity Funds and correspondingly increase its allocation to fixed income Funds and the multi-strategy Fund so that by June 30 of the year 2025, the Fund’s asset allocation would be approximately 30% equity Funds, 60% fixed income Funds, and 10% in a multi-strategy Fund.*

Performance

The Vantagepoint Milestone 2025 Fund gained 25.40% in 2009. The Fund’s market benchmark, the S&P 500 Index, gained 26.46%, while the Fund’s peer group benchmark, the Morningstar Target Date 2021-2025 Funds Average, a group of mutual funds with similar investment objectives, gained 28.32%.The Fund’s custom benchmark gained 20.62%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocation to those asset classes for the Fund.

Commentary

Equity markets experienced significant lows in March before reversing and ultimately producing positive returns for investors who remained in the market for 2009. A number of variables drove losses early in the year, notably the continuation of the global recession that began in 2008 resulting from market dislocations, poor housing market conditions and a marked increase in unemployment. Government programs around the world provided an economic boost and helped lower previously high market volatility as the year progressed. As economic and market conditions began to stabilize, and in some cases improve, equity markets rallied. Non-U.S. equity markets followed a similar path, and generally outperformed U.S. markets in 2009. Fixed income markets were likewise marked by two distinct phases in 2009. The early part of the year saw a continuation of the financial crisis marked by broad risk aversion on the part of investors, leading to high demand for U.S. Treasury securities and an increasing difference between yields of higher quality versus lower quality bonds. This trend reversed in mid-March, when U.S. Treasury security yields began to rise (and prices began to decline since prices and yields move in opposite directions), and yield differences between higher quality and lower quality bonds generally began to decline through the remainder of the year. The overall effect was a negative return for intermediate and longer-dated U.S. Treasury securities in 2009 and positive returns for most other sectors of the bond market, albeit at levels generally lower than those of the equity markets

All the underlying funds of the Milestone 2025 Fund earned positive returns in 2009. The Fund’s five underlying equity funds each produced strong returns near or in excess of 30%. The Fund’s two underlying bond funds returned 5.57% for the Core Bond Index Fund (Class I) and 10.63% for the Low Duration Bond Fund. The Fund’s allocation to the Diversified Assets Fund was also additive to absolute performance, gaining 6.64%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund underperformed its market benchmark due to its allocation to non-equity funds, which meaningfully underperformed equities as represented by the Fund’s market benchmark. The Fund outperformed its custom benchmark primarily due to favorable performance of the Fund’s underlying equity funds compared to the equity index (the S&P 500 Index) used in calculating the custom benchmark. The Fund’s allocation to fixed income funds was also additive, despite mixed results from the underlying funds compared to the fixed income benchmark (the Barclays Capital U.S. Intermediate Aggregate Bond Index) used in calculating the custom benchmark.

The Fund also underperformed its peer group due to conservative positioning during the year. It had an underweighted exposure to equities relative to its peer group during the strong equity market rally in 2009. In addition, the fixed income exposure in the Fund generally had a higher average credit quality than its peer group during the period when lower credit quality securities outperformed those of high credit quality in 2009.

*Effective January 4, 2010, the Fund changed its principal investment strategies including changes to the asset class allocations and underlying fund allocations and ranges. Please see the prospectus dated January 4, 2010 for additional information.

Vantagepoint Milestone 2025 Fund
Underlying Fund Allocation as of December 31, 2009

Vantagepoint Milestone 2025 Fund vs. S&P 500 Index and Custom Benchmark:
Growth of $10,000 Invested January 3, 2005*

Vantagepoint Milestone 2025 Fund

Average Annual Total Return for the periods ended December 31, 2009*

One Year	25.40%

Three Years	-1.97%

Five Years	2.62%

Since Inception	2.62%

Fund Inception Date	January 3, 2005

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S.The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class.The Barclays Capital U.S. Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Milestone 2030 Fund

The Vantagepoint Milestone 2030 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. As of December 31, 2009, the Fund’s principal investment strategy was to invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire in or begin withdrawals around the year 2030.

At year-end the Fund was invested in seven Vantagepoint Funds at target allocations within the percentage ranges indicated:

FIXED INCOME

Vantagepoint Core Bond Index Fund (Class I)	8%-18%

EQUITY

Vantagepoint Equity Income Fund	20%-30%
Vantagepoint Growth & Income Fund	9%-19%
Vantagepoint Growth Fund	5%-15%
Vantagepoint Mid/Small Company Index Fund (Class I)	8%-18%
Vantagepoint International Fund	11%-21%

MULTI - STRATEGY

Vantagepoint Diversified Assets Fund	4%-14%

In 2009, the Fund’s strategy was to periodically decrease its allocation to equity Funds and correspondingly increase its allocation to fixed income Funds and the multi-strategy Fund so that by June 30 of the year 2030, the Fund’s asset allocation would be approximately 30% equity Funds, 60% fixed income Funds, and 10% in a multi-strategy Fund.*

Performance

The Vantagepoint Milestone 2030 Fund gained 27.33% in 2009.The Fund’s market benchmark, the S&P 500 Index, gained 26.46%, while the Fund’s peer group benchmark, the Morningstar Target Date 2026-2030 Funds Average, a group of mutual funds with similar investment objectives, gained 28.87%. The Fund’s custom benchmark gained 22.18%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocation to those asset classes for the Fund.

Commentary

Equity markets experienced significant lows in March before reversing and ultimately producing positive returns for investors who remained in the market for 2009. A number of variables drove losses early in the year, notably the continuation of the global recession that began in 2008 resulting from market dislocations, poor housing market conditions and a marked increase in unemployment. Government programs around the world provided an economic boost and helped lower previously high market volatility as the year progressed. As economic and market conditions began to stabilize, and in some cases improve, equity markets rallied. Non-U.S. equity markets followed a similar path, and generally outperformed U.S. markets in 2009. Fixed income markets were likewise marked by two distinct phases in 2009. The early part of the year saw a continuation of the financial crisis marked by broad risk aversion on the part of investors, leading to high demand for U.S. Treasury securities and an increasing difference between yields of higher quality versus lower quality bonds. This trend reversed in mid-March, when U.S. Treasury security yields began to rise (and prices began to decline since prices and yields move in opposite directions), and yield differences between higher quality and lower quality bonds generally began to decline through the remainder of the year. The overall effect was a negative return for intermediate and longer-dated U.S. Treasury securities in 2009 and positive returns for most other sectors of the bond market, albeit at levels generally lower than those of the equity markets.

All the underlying funds of the Milestone 2030 Fund earned positive returns in 2009.The Fund’s five underlying equity funds each produced strong returns near or in excess of 30%. The Fund’s single underlying bond fund – the Core Bond Index Fund (Class I) – returned 5.57%.The Fund’s allocation to the Diversified Assets Fund was also additive to absolute performance, gaining 6.64%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund outperformed its equity market benchmark due to the strong relative performance of the Fund’s underlying equity funds, which more than offset the relative drag resulting from the Fund’s investments in non-equity funds that produced more muted results. The Fund outperformed its custom benchmark primarily due to favorable performance of the Fund’s underlying equity funds compared to the equity index (the S&P 500 Index) used in calculating the custom benchmark.The Fund’s allocation to the Core Bond Index Fund modestly detracted from performance as it underperformed the fixed income index (the Barclays Capital U.S. Intermediate Aggregate Bond Index) used in calculating the custom benchmark.

The Fund underperformed its peer group average due to conservative positioning during the year. It had an underweighted exposure to equities relative to its peer group during the strong equity market rally in 2009. In addition, the fixed income exposure in the Fund generally had a higher average credit quality than its peer group during the period when lower credit quality securities outperformed those of high credit quality in 2009.

*Effective January 4, 2010, the Fund changed its principal investment strategies including changes to the asset class allocations and underlying fund allocations and ranges. Please see the prospectus dated January 4, 2010 for additional information.

Vantagepoint Milestone 2030 Fund
Underlying Fund Allocation as of December 31, 2009

Vantagepoint Milestone 2030 Fund vs. S&P 500 Index and Custom Benchmark:
Growth of $10,000 Invested January 3, 2005*

Vantagepoint Milestone 2030 Fund

Average Annual Total Return for the periods ended December 31, 2009*

One Year	27.33%

Three Years	-2.74%

Five Years	2.38%

Since Inception	2.38%

Fund Inception Date	January 3, 2005

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S.The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class.The Barclays Capital U.S. Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Milestone 2035 Fund

The Vantagepoint Milestone 2035 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. As of December 31, 2009, the Fund’s principal investment strategy was to invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire in or begin withdrawals around the year 2035.

At year-end the Fund was invested in seven Vantagepoint Funds at target allocations within the percentage ranges indicated:

FIXED INCOME

Vantagepoint Core Bond Index Fund (Class I)	6%-16%

EQUITY

Vantagepoint Equity Income Fund	20%-30%
Vantagepoint Growth & Income Fund	9%-19%
Vantagepoint Growth Fund	6%-16%
Vantagepoint Mid/Small Company Index Fund (Class I)	11%-21%
Vantagepoint International Fund	12%-22%

MULTI - STRATEGY

Vantagepoint Diversified Assets Fund	0%-10%

In 2009, the Fund’s strategy was to periodically decrease its allocation to equity Funds and correspondingly increase its allocation to fixed income Funds and the multi-strategy Fund so that by June 30 of the year 2035, the Fund’s asset allocation would be approximately 30% equity Funds, 60% fixed income Funds, and 10% in a multi-strategy Fund.*

Performance

The Vantagepoint Milestone 2035 Fund gained 29.22% in 2009.The Fund’s market benchmark, the S&P 500 Index, gained 26.46%, while the Fund’s peer group benchmark, the Morningstar Target Date 2031-2035 Funds Average, a group of mutual funds with similar investment objectives, gained 30.06%.The Fund’s custom benchmark gained 23.49%. The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocation to those asset classes for the Fund.

Commentary

Equity markets experienced significant lows in March before reversing and ultimately producing positive returns for investors who remained in the market for 2009. A number of variables drove losses early in the year, notably the continuation of the global recession that began in 2008 resulting from market dislocations, poor housing market conditions and a marked increase in unemployment. Government programs around the world provided an economic boost and helped lower previously high market volatility as the year progressed. As economic and market conditions began to stabilize, and in some cases improve, equity markets rallied. Non-U.S. equity markets followed a similar path, and generally outperformed U.S. markets in 2009. Fixed income markets were likewise marked by two distinct phases in 2009.The early part of the year saw a continuation of the financial crisis marked by broad risk aversion on the part of investors, leading to high demand for U.S. Treasury securities and an increasing difference between yields of higher quality versus lower quality bonds. This trend reversed in mid-March, when U.S. Treasury security yields began to rise (and prices began to decline since prices and yields move in opposite directions), and yield differences between higher quality and lower quality bonds generally began to decline through the remainder of the year.The overall effect was a negative return for intermediate and longer-dated U.S. Treasury securities in 2009 and positive returns for most other sectors of the bond market, albeit at levels generally lower than those of the equity markets.

All the underlying funds of the Milestone 2035 Fund earned positive returns in 2009.The Fund’s five underlying equity funds each produced strong returns near or in excess of 30%. The Fund’s single underlying bond fund – the Core Bond Index Fund (Class I) – returned 5.57%. The Fund’s allocation to the Diversified Assets Fund was also additive to absolute performance, gaining 6.64%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund outperformed its equity market benchmark due to the strong relative performance of the Fund’s underlying equity funds, which more than offset the relative drag resulting from the Fund’s investments in non-equity funds that produced more muted results.The Fund outperformed its custom benchmark primarily due to favorable performance of the Fund’s underlying equity funds compared to the equity index (the S&P 500 Index) used in calculating the custom benchmark.The Fund’s allocation to the Core Bond Index Fund modestly detracted from performance as it underperformed the fixed income index (the Barclays Capital U.S. Intermediate Aggregate Bond Index) used in calculating the custom benchmark.

The Fund underperformed its peer group average due to conservative positioning during the year. It had an underweighted exposure to equities relative to its peer group during the strong equity market rally in 2009. In addition, the fixed income exposure in the Fund generally had a higher average credit quality than its peer group during the period when lower credit quality securities outperformed those of high credit quality in 2009.

*Effective January 4, 2010, the Fund changed its principal investment strategies including changes to the asset class allocations and underlying fund target and allocations and ranges. Please see the prospectus dated January 4, 2010 for additional details.

Vantagepoint Milestone 2035 Fund
Underlying Fund Allocation as of December 31, 2009

Vantagepoint Milestone 2035 Fund vs. S&P 500 Index and Custom Benchmark:
Growth of $10,000 Invested January 3, 2005*

Vantagepoint Milestone 2035 Fund

Average Annual Total Return for the periods ended December 31, 2009*

One Year	29.22%

Three Years	-3.38%

Five Years	2.14%

Since Inception	2.14%

Fund Inception Date	January 3, 2005

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S.The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund.Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class.The Barclays Capital U.S. Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Milestone 2040 Fund

The Vantagepoint Milestone 2040 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. As of December 31, 2009, the Fund’s principal investment strategy was to invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to retire in or begin withdrawals around the year 2040.

At year-end the Fund was invested in six Vantagepoint Funds at target allocations within the percentage ranges indicated:

FIXED INCOME

Vantagepoint Core Bond Index Fund (Class I)	5%-15%

EQUITY

Vantagepoint Equity Income Fund	21%-31%
Vantagepoint Growth & Income Fund	10%-20%
Vantagepoint Growth Fund	7%-17%
Vantagepoint Mid/Small Company Index Fund (Class I)	14%-24%
Vantagepoint International Fund	13%-23%

In 2009, the Fund followed a strategy that as time elapses, the Fund’s strategy was to periodically decrease its allocation to equity Funds and correspondingly increase its allocation to fixed income Funds and the multi-strategy Fund so that by June 30 of the year 2040, the Fund’s asset allocation would be approximately 30% equity Funds, 60% fixed income Funds, and 10% in a multi-strategy Fund.*

Performance

The Vantagepoint Milestone 2040 Fund gained 30.70% in 2009.The Fund’s market benchmark, the S&P 500 Index, gained 26.46%, while the Fund’s peer group benchmark, the Morningstar Target Date 2036-2040 Funds Average, a group of mutual funds with similar investment objectives, gained 30.90%. The Fund’s custom benchmark gained 27.47%.The Fund’s custom benchmark is composed of market indexes that reflect the general performance of the asset classes in which the Fund invests, in weighted percentages, corresponding to the historical target allocation to those asset classes for the Fund.

Commentary

Equity markets experienced significant lows in March before reversing and ultimately producing positive returns for investors who remained in the market for 2009. A number of variables drove losses early in the year, notably the continuation of the global recession that began in 2008 resulting from market dislocations, poor housing market conditions and a marked increase in unemployment. Government programs around the world provided an economic boost and helped lower previously high market volatility as the year progressed. As economic and market conditions began to stabilize, and in some cases improve, equity markets rallied. Non-U.S. equity markets followed a similar path, and generally outperformed U.S. markets in 2009. Fixed income markets were likewise marked by two distinct phases in 2009.The early part of the year saw a continuation of the financial crisis marked by broad risk aversion on the part of investors, leading to high demand for U.S. Treasury securities and an increasing difference between yields of higher quality versus lower quality bonds. This trend reversed in mid-March, when U.S. Treasury security yields began to rise (and prices began to decline since prices and yields move in opposite directions), and yield differences between higher quality and lower quality bonds generally began to decline through the remainder of the year.The overall effect was a negative return for intermediate and longer-dated U.S. Treasury securities in 2009 and positive returns for most other sectors of the bond market, albeit at levels generally lower than those of the equity markets.

All the underlying funds of the Milestone 2040 Fund earned positive returns in 2009.The Fund’s five underlying equity funds each produced strong returns near or in excess of 30%. The Fund’s single underlying bond fund – the Core Bond Index Fund (Class I) – returned 5.57%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund outperformed its equity market benchmark due to the strong relative performance of the Fund’s underlying equity funds, which more than offset the relative drag resulting from the Fund’s investments in non-equity funds that produced more muted results.The Fund outperformed its custom benchmark primarily due to favorable performance of the Fund’s underlying U.S. equity funds compared to the equity index (the S&P 500 Index) used in calculating the custom benchmark. The Fund’s allocation to the International Fund modestly detracted from performance as it underperformed the non-U.S. equity index (the MSCI EAFE (Net) Index) used in calculating the custom benchmark.

The Fund slightly underperformed its peer group due to its conservative fixed income component. The fixed income exposure in the Fund generally had a higher average credit quality than its peer group during the period when lower credit quality securities outperformed those of high credit quality in 2009.

*Effective January 4, 2010, the Fund changed its principal investment strategies including changes to the asset class allocations and underlying fund allocations and ranges. Please see the prospectus dated January 4, 2010 for additional information.

Vantagepoint Milestone 2040 Fund
Underlying Fund Allocation as of December 31, 2009

Vantagepoint Milestone 2040 Fund vs. S&P 500 Index and Custom Benchmark:
Growth of $10,000 Invested January 3, 2005*

Vantagepoint Milestone 2040 Fund

Average Annual Total Return for the periods ended December 31, 2009*

One Year	30.70%

Three Years	-3.63%

Five Years	2.01%

Since Inception	2.01%

Fund Inception Date	January 3, 2005

*Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvested dividends and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please consult the current prospectus carefully before investing any money. The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC, and member FINRA/ SIPC. 800-669-7400.

The S&P 500 is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S.The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the S&P 500 Index and the MSCI EAFE (Net) Index.The MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and approximates the minimum possible dividend reinvestment after deduction of withholding tax according to MSCI Barra’s methodology. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark. A fund’s portfolio may differ significantly from the securities held in the indexes. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of The Vantagepoint Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Fund, Low Duration Bond Fund, Inflation Protected Securities Fund, Asset Allocation Fund, Equity Income Fund, Growth & Income Fund, Growth Fund, Select Value Fund, Aggressive Opportunities Fund, Discovery Fund, International Fund, Diversified Assets Fund, Core Bond Index Fund, 500 Stock Index Fund, Broad Market Index Fund, Mid/Small Company Index Fund, Overseas Equity Index Fund, Milestone Retirement Income Fund, Milestone 2010 Fund, Milestone 2015 Fund, Milestone 2020 Fund, Milestone 2025 Fund, Milestone 2030 Fund, Milestone 2035 Fund, Milestone 2040 Fund, Model Portfolio Savings Oriented Fund, Model Portfolio Conservative Growth Fund, Model Portfolio Traditional Growth Fund, Model Portfolio Long-Term Growth Fund, and Model Portfolio All-Equity Growth Fund (hereafter referred to as the “Funds”) at December 31, 2009, and the results of each of their operations for the year then ended and changes in each of their net assets for each of the fiscal periods presented, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
March 1, 2010

VANTAGEPOINT FUNDS

Statements of Assets & Liabilities
December 31, 2009

	Money Market	Low Duration Bond(1)	Inflation Protected Securities(2)	Asset Allocation	Equity Income
ASSETS:
Investment in securities, at value†	$452,107,065	$558,689,023	$389,459,181	$486,012,314	$1,700,054,622
Cash	—	—	—	182,617	77,558
Cash denominated in foreign currencies	—	—	980,375	—	—
Receivables:
Dividends	70,479	16,272	4,181	380,941	2,150,665
Interest	—	3,361,091	2,842,985	1,466,337	4,192
Security lending income	—	4,495	4,139	5,946	9,559
Investments sold	—	—	716,818	4,264,550	837,044
Fund shares sold	2,274,198	622,356	1,552,522	295,012	1,072,605
Due from investment adviser(a)	127,246	—	—	—	—
Variation margin on futures contracts	—	20,062	—	—	—
Due from broker—swap agreements collateral	—	—	70,000	—	—
Unrealized appreciation on swap agreements	—	—	112,296	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	244,664	79,451	—	—
Total Assets	454,578,988	562,957,963	395,821,948	492,607,717	1,704,206,245
LIABILITIES:
Payables:
Investments purchased	—	—	372,809	4,255,728	745,311
Distributions	—	51,317	1,068,554	244,912	—
Fund shares redeemed	—	9,107	—	114,498	99,749
Variation margin on futures contracts	—	—	8,167	520,290	—
Collateral for securities loaned	—	44,728,953	54,283,620	50,270,860	184,896,427
Options written, at value (Premium $0, $0, $260,700, $0 and $0, respectively)	—	—	353,518	—	—
Due to custodian	—	5,422	6,418	—	—
Due to broker—futures contracts collateral	—	—	570,000	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	16,720	—	—
Accrued Expenses:
Advisory fees	38,998	43,494	28,987	37,218	127,211
Subadviser fees	—	197,925	133,004	307,851	1,471,130
Fund services fees	136,496	152,231	101,457	130,265	445,247
Administration fees	3,728	4,475	4,475	4,475	4,475
Directors’ fees and expenses	2,190	2,110	1,496	2,198	5,673
Other accrued expenses	123,505	104,083	83,116	129,057	212,391
Total Liabilities	304,917	45,299,117	57,032,341	56,017,352	188,007,614
NET ASSETS	$454,274,071	$517,658,846	$338,789,607	$436,590,365	$1,516,198,631
NET ASSETS REPRESENTED BY:
Paid-in capital	$454,274,071	$519,656,438	$330,715,880	$513,485,400	$1,576,569,460
Undistributed net investment income (loss)	—	(109,831)	115,873	1,498,946	17,872,857
Accumulated net realized loss on investments, futures contracts, foreign currency contracts, written options and swap agreements	—	(11,357,427)	(3,112,910)	(75,667,937)	(145,172,126)
Net unrealized appreciation (depreciation) on investments, futures contracts, foreign currency transactions, written options and swap agreements	—	9,469,666	11,070,764	(2,726,044)	66,928,440
NET ASSETS	$454,274,071	$517,658,846	$338,789,607	$436,590,365	$1,516,198,631
CAPITAL SHARES:
Net Assets	$454,274,071	$517,658,846	$338,789,607	$436,590,365	$1,516,198,631
Shares Outstanding	454,274,071	52,001,799	31,613,592	71,495,060	196,877,938
Net Asset Value offering and redemption price per share (net assets divided by shares outstanding)	$1.00	$9.95	$10.72	$6.11	$7.70
Cost of investments	$452,107,065	$549,591,382	$378,446,919	$487,444,758	$1,633,124,860
Cost of cash denominated in foreign currencies	$—	$—	$975,363	$—	$—

†Includes securities on loan with values of (Note 7):	$—	$44,250,183	$53,107,347	$48,764,472	$178,527,606

(1)	Formerly Short-Term Bond Fund.

(2)	Formerly US Government Securities Fund.

(a)	Voluntary fee waiver (Note 4).

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Assets & Liabilities
December 31, 2009

	Growth & Income	Growth	Select Value	Aggressive Opportunities
ASSETS:
Investment in securities, at value†	$1,104,090,605	$2,013,069,701	$331,571,072	$1,251,813,519
Cash	23	287,580	1,642	5,915
Cash denominated in foreign currencies	—	—	—	16
Receivables:
Dividends	1,186,074	1,936,848	440,320	454,913
Security lending income	3,824	39,313	3,170	23,485
Investments sold	3,484,767	5,509,807	9,572,973	1,866,179
Fund shares sold	953,168	622,806	96,877	173,049
Recoverable foreign taxes	10,189	31	—	—
Total Assets	1,109,728,650	2,021,466,086	341,686,054	1,254,337,076
LIABILITIES:
Payables:
Investments purchased	2,086,447	8,532,371	902,703	1,756,361
Distributions	204,707	—	26,562	—
Fund shares redeemed	181,586	286,954	—	785
Collateral for securities loaned	82,251,772	195,541,773	44,370,471	240,717,338
Accrued Expenses:
Advisory fees	86,559	152,569	24,766	84,176
Subadviser fees	804,754	1,528,964	385,843	1,192,766
Fund services fees	302,960	534,000	86,684	294,621
Administration fees	4,475	4,466	4,475	4,475
Directors’ fees and expenses	3,862	9,272	1,098	3,629
Other accrued expenses	165,928	343,217	83,263	184,659
Total Liabilities	86,093,050	206,933,586	45,885,865	244,238,810
NET ASSETS	$1,023,635,600	$1,814,532,500	$295,800,189	$1,010,098,266
NET ASSETS REPRESENTED BY:
Paid-in capital	$1,070,792,040	$2,366,442,567	$340,064,401	$1,010,941,066
Undistributed net investment income	3,224,383	497,760	114,887	2
Accumulated net realized loss on investments and foreign currency contracts	(213,364,388)	(793,901,722)	(80,928,334)	(159,330,743)
Net unrealized appreciation on investments and foreign currency transactions	162,983,565	241,493,895	36,549,235	158,487,941
NET ASSETS	$1,023,635,600	$1,814,532,500	$295,800,189	$1,010,098,266
CAPITAL SHARES:
Net Assets	$1,023,635,600	$1,814,532,500	$295,800,189	$1,010,098,266
Shares Outstanding	120,577,865	235,792,576	35,857,795	106,135,753
Net Asset Value offering and redemption price per share (net assets divided by shares outstanding)	$8.49	$7.70	$8.25	$9.52
Cost of investments	$941,106,884	$1,771,575,806	$295,021,837	$1,093,325,578
Cost of cash denominated in foreign currencies	$—	$—	$—	$16

†Includes securities on loan with values of (Note 7):	$79,698,585	$189,988,524	$42,584,724	$232,614,390

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Assets & Liabilities
December 31, 2009

	Discovery	International	Diversified Assets(3)
ASSETS:
Investment in securities, at value†	$204,488,509	$1,083,277,793	$451,520,330
Cash	27,675	364,618	—
Cash denominated in foreign currencies	30	4,325,814	2,164
Receivables:
Dividends	168,967	1,344,869	14,033
Interest	532,239	—	2,179,410
Security lending income	6,051	6,288	—
Investments sold	3,982,127	1,295,110	—
Fund shares sold	262,803	906,193	938,431
Recoverable foreign taxes	—	618,646	—
Due from broker—forward foreign currency exchange contracts collateral	—	—	750,000
Due from broker—futures contracts collateral	—	—	350,000
Unrealized appreciation on forward foreign currency exchange contracts	22,262	—	1,064,738
Total Assets	209,490,663	1,092,139,331	456,819,106
LIABILITIES:
Payables:
Investments purchased	165,565	5,874,326	—
Distributions	235,015	182,846	—
Fund shares redeemed	—	9,029	—
Variation margin on futures contracts	944,508	—	513,385
Collateral for securities loaned	29,670,214	68,440,543	—
Due to custodian	—	—	178,253
Unrealized depreciation on forward foreign currency exchange contracts	—	—	2,109,370
Accrued Expenses:
Advisory fees	14,790	85,340	38,087
Subadviser fees	172,504	1,271,884	538,794
Fund services fees	51,765	298,696	133,306
Administration fees	4,475	4,475	4,475
Directors’ fees and expenses	628	3,883	1,828
Other accrued expenses	56,935	341,661	105,793
Total Liabilities	31,316,399	76,512,683	3,623,291
NET ASSETS	$178,174,264	$1,015,626,648	$453,195,815
NET ASSETS REPRESENTED BY:
Paid-in capital	$213,249,098	$1,139,314,894	$456,273,500
Undistributed net investment income	61,983	12,898,017	3,795,786
Accumulated net realized loss on investments, futures contracts and foreign currency contracts	(55,858,957)	(204,084,072)	(7,391,564)
Net unrealized appreciation on investments, futures contracts and foreign currency transactions	20,722,140	67,497,809	518,093
NET ASSETS	$178,174,264	$1,015,626,648	$453,195,815
CAPITAL SHARES:
Net Assets	$178,174,264	$1,015,626,648	$453,195,815
Shares Outstanding	23,644,974	114,738,152	46,028,696
Net Asset Value offering and redemption price per share (net assets divided by shares outstanding)	$7.54	$8.85	$9.85
Cost of investments	$186,722,811	$1,015,758,642	$449,206,730
Cost of cash denominated in foreign currencies	$30	$4,361,167	$2,257

†Includes securities on loan with values of (Note 7):	$28,774,455	$65,471,243	$—

(3)	Renamed Diversifying Strategies Fund effective January 4, 2010.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Assets & Liabilities
December 31, 2009

	Core Bond Index	500 Stock Index	Broad Market Index	Mid/Small Company Index	Overseas Equity Index
ASSETS:
Investment in securities, at value†	$1,363,139,686	$353,638,469	$532,656,328	$291,017,540	$193,433,054
Cash	1,304	3,534	3,829	2,647	—
Cash denominated in foreign currencies	—	—	—	—	199,569
Receivables:
Dividends	6,201	449,614	623,341	257,878	186,352
Interest	8,850,966	—	—	—	—
Security lending income	16,015	4,540	12,698	19,010	1,197
Investments sold	27,576,411	—	—	334,584	—
Fund shares sold	7,867,832	333,945	222,526	348,775	6,117
Recoverable foreign taxes	—	—	—	—	204,341
Variation margin on futures contracts	—	—	—	—	1,524
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—	139,056
Total Assets	1,407,458,415	354,430,102	533,518,722	291,980,434	194,171,210
LIABILITIES:
Payables:
Investments purchased	91,964,578	59,073	—	—	3,164
Distributions	4,772,853	—	—	42,844	—
Fund shares redeemed	81,683	—	74,622	—	103,763
Variation margin on futures contracts	—	66,019	53,645	66,770	—
Collateral for securities loaned	214,395,238	30,623,579	55,146,175	60,108,194	12,542,046
Due to custodian	—	—	—	—	104,424
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	—	293,395
Accrued Expenses:
Advisory fees	46,533	14,241	20,315	9,754	7,733
Subadviser fees	58,131	17,666	28,385	22,620	32,397
Fund services fees	237,884	42,813	60,771	41,853	24,369
Administration fees	4,476	4,475	4,475	4,475	4,475
Directors’ fees and expenses	4,654	1,353	2,033	790	680
Other accrued expenses	195,164	85,353	101,373	64,840	116,205
Total Liabilities	311,761,194	30,914,572	55,491,794	60,362,140	13,232,651
NET ASSETS	$1,095,697,221	$323,515,530	$478,026,928	$231,618,294	$180,938,559
NET ASSETS REPRESENTED BY:
Paid-in capital	$1,111,292,349	$266,385,618	$398,661,824	$224,678,594	$198,885,034
Undistributed net investment income (loss)	—	188,998	5,657,890	369,749	(246,977)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency contracts	(31,601,594)	(23,450,556)	(15,285,800)	1,359,052	(3,468,743)
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	16,006,466	80,391,470	88,993,014	5,210,899	(14,230,755)
NET ASSETS	$1,095,697,221	$323,515,530	$478,026,928	$231,618,294	$180,938,559
CAPITAL SHARES:
Net Assets—Class I	$857,504,357	$85,772,095	$119,777,184	$134,165,302	$52,936,635
Shares Outstanding—Class I	86,714,101	9,739,100	12,649,308	10,864,380	5,138,077
Net Asset Value—Class I, offering and redemption price per share (net assets divided by shares outstanding)	$9.89	$8.81	$9.47	$12.35	$10.30
Net Assets—Class II	$238,192,864	$237,743,435	$358,249,744	$97,452,992	$128,001,924
Shares Outstanding—Class II	23,957,730	28,576,681	40,196,221	8,310,757	13,210,717
Net Asset Value—Class II, offering and redemption price per share (net assets divided by shares outstanding)	$9.94	$8.32	$8.91	$11.73	$9.69
Cost of investments	$1,347,133,220	$273,282,557	$443,747,756	$285,949,716	$207,552,646
Cost of cash denominated in foreign currencies	$—	$—	$—	$—	$199,284

†Includes securities on loan with values of (Note 7):	$209,702,889	$29,533,161	$53,096,305	$57,810,316	$11,951,816

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Assets & Liabilities
December 31, 2009

	Model Portfolio Funds
	Savings Oriented	Conservative Growth	Traditional Growth	Long-Term Growth	All-Equity Growth
ASSETS:
Investment in securities of affiliated Mutual Funds, at value(a)	$307,363,741	$528,279,679	$1,353,239,051	$1,621,309,770	$591,617,680
Receivables:
Dividends	277,969	598,546	1,313,327	1,224,398	117,828
Investments sold	25,878	44,370	103,952	121,708	48,766
Fund shares sold	6,476,141	10,473,933	21,518,183	26,100,085	9,632,472
Total Assets	314,143,729	539,396,528	1,376,174,513	1,648,755,961	601,416,746
LIABILITIES:
Payables:
Investments purchased	486,845	970,342	1,898,029	2,709,960	597,865
Distributions	6,268,261	10,102,929	20,934,222	24,614,523	9,152,373
Fund shares redeemed	—	—	—	—	62
Accrued Expenses:
Advisory fees	26,722	45,814	107,342	125,690	50,373
Administration fees	3,727	3,727	3,727	3,727	3,727
Directors’ fees and expenses	1,325	2,315	5,536	6,210	2,015
Other accrued expenses	60,302	88,305	176,133	193,509	77,263
Total Liabilities	6,847,182	11,213,432	23,124,989	27,653,619	9,883,678
NET ASSETS	$307,296,547	$528,183,096	$1,353,049,524	$1,621,102,342	$591,533,068
NET ASSETS REPRESENTED BY:
Paid-in capital	$316,694,145	$554,846,530	$1,456,909,135	$1,738,534,965	$686,577,368
Undistributed net investment income	647,536	1,405,028	6,786,279	7,764,277	1,416,003
Accumulated net realized loss on investments	(5,474,790)	(16,249,149)	(69,429,168)	(42,216,965)	(7,360,807)
Net unrealized depreciation on investments	(4,570,344)	(11,819,313)	(41,216,722)	(82,979,935)	(89,099,496)
NET ASSETS	$307,296,547	$528,183,096	$1,353,049,524	$1,621,102,342	$591,533,068
CAPITAL SHARES:
Net Assets	$307,296,547	$528,183,096	$1,353,049,524	$1,621,102,342	$591,533,068
Shares Outstanding	13,236,041	23,863,383	66,719,537	84,001,329	34,029,617
Net Asset Value offering and redemption price per share (net assets divided by shares outstanding)	$23.22	$22.13	$20.28	$19.30	$17.38
Cost of investments	$311,934,085	$540,098,992	$1,394,455,773	$1,704,289,705	$680,717,176

(a)	Investment in other Vantagepoint Funds (Note 1).

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Assets & Liabilities
December 31, 2009

	Milestone Funds
	Milestone Retirement Income	Milestone 2010	Milestone 2015	Milestone 2020	Milestone 2025
ASSETS:
Investment in securities of affiliated Mutual Funds, at value(a)	$76,720,060	$90,829,312	$186,036,899	$186,194,358	$146,438,758
Receivables:
Dividends	63,897	73,964	145,570	166,839	111,346
Investments sold	6,275	7,638	15,517	15,523	12,200
Fund shares sold	1,563,165	2,348,331	3,718,983	4,943,573	3,796,785
Total Assets	78,353,397	93,259,245	189,916,969	191,320,293	150,359,089
LIABILITIES:
Payables:
Investments purchased	364,050	804,648	646,654	603,200	446,162
Distributions	1,263,012	1,617,648	3,217,898	4,507,213	3,461,969
Accrued Expenses:
Advisory fees	6,484	7,885	16,027	16,033	12,602
Administration fees	3,727	3,727	3,728	3,727	3,728
Directors’ fees and expenses	231	330	618	562	409
Other accrued expenses	32,703	35,458	43,016	41,498	37,470
Total Liabilities	1,670,207	2,469,696	3,927,941	5,172,233	3,962,340
NET ASSETS	$76,683,190	$90,789,549	$185,989,028	$186,148,060	$146,396,749
NET ASSETS REPRESENTED BY:
Paid-in capital	$79,397,168	$96,760,809	$200,409,986	$199,685,210	$157,067,833
Undistributed net investment income	195,858	424,795	1,031,149	91,628	13,575
Accumulated net realized loss on investments	(4,680,937)	(7,637,430)	(6,038,823)	(3,611,600)	(2,029,490)
Net unrealized appreciation (depreciation) on investments	1,771,101	1,241,375	(9,413,284)	(10,017,178)	(8,655,169)
NET ASSETS	$76,683,190	$90,789,549	$185,989,028	$186,148,060	$146,396,749
CAPITAL SHARES:
Net Assets	$76,683,190	$90,789,549	$185,989,028	$186,148,060	$146,396,749
Shares Outstanding	7,813,822	9,495,949	19,525,716	19,736,815	15,771,223
Net Asset Value offering and redemption price per share (net assets divided by shares outstanding)	$9.81	$9.56	$9.53	$9.43	$9.28
Cost of investments	$74,948,959	$89,587,937	$195,450,183	$196,211,536	$155,093,927

(a)	Investment in other Vantagepoint Funds (Note 1).

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Assets & Liabilities
December 31, 2009

	Milestone Funds
	Milestone 2030	Milestone 2035	Milestone 2040
ASSETS:
Investment in securities of affiliated Mutual Funds, at value(a)	$121,258,020	$76,910,470	$91,383,534
Receivables:
Dividends	77,788	44,438	47,879
Investments sold	10,053	6,331	7,557
Fund shares sold	3,426,085	2,000,321	2,427,616
Total Assets	124,771,946	78,961,560	93,866,586
LIABILITIES:
Payables:
Investments purchased	631,411	241,658	422,060
Distributions	2,872,462	1,783,226	2,053,435
Fund shares redeemed	—	19,875	—
Accrued Expenses:
Advisory fees	10,385	6,542	7,809
Administration fees	3,728	3,727	3,727
Directors’ fees and expenses	328	189	192
Other accrued expenses	35,036	31,377	31,591
Total Liabilities	3,553,350	2,086,594	2,518,814
NET ASSETS	$121,218,596	$76,874,966	$91,347,772
NET ASSETS REPRESENTED BY:
Paid-in capital	$128,996,359	$81,375,016	$93,706,597
Undistributed net investment income	13,726	9,402	10,815
Accumulated net realized loss on investments	(1,567,538)	(913,441)	(1,230,683)
Net unrealized depreciation on investments	(6,223,951)	(3,596,011)	(1,138,957)
NET ASSETS	$121,218,596	$76,874,966	$91,347,772
CAPITAL SHARES:
Net Assets	$121,218,596	$76,874,966	$91,347,772
Shares Outstanding	13,092,381	8,446,905	10,076,133
Net Asset Value offering and redemption price per share (net assets divided by shares outstanding)	$9.26	$9.10	$9.07
Cost of investments	$127,481,971	$80,506,481	$92,522,491

(a)	Investment in other Vantagepoint Funds (Note 1).

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Operations
For the Year Ended December 31, 2009

	Money Market	Low Duration Bond(1)	Inflation Protected Securities(2)	Asset Allocation	Equity Income
INVESTMENT INCOME:
Dividends	$2,593,496	$183,964	$106,885	$7,881,396	$28,479,096
Interest	—	17,083,675	5,389,395	1,585,528	94,340
Security lending income	—	105,928	137,915	342,157	892,720
Foreign taxes withheld on dividends	—	(23,886)	—	—	(171,176)
Total investment income	2,593,496	17,349,681	5,634,195	9,809,081	29,294,980
EXPENSES:
Advisory (Note 4)	468,367	441,405	312,145	403,451	1,234,188
Subadviser	—	676,501	474,883	1,156,915	4,867,130
Fund services	1,639,312	1,544,943	1,092,525	1,412,101	4,319,725
Custodian	—	28,182	16,154	14,626	24,161
Administration	14,958	17,951	17,951	17,951	17,951
Fund accounting	12,465	22,325	22,325	22,325	39,956
Legal	94,129	80,643	59,222	74,870	200,777
Audit	17,694	23,552	23,516	33,912	25,895
Directors	7,730	7,281	4,984	8,067	20,367
State license fees and memberships	63,849	25,932	32,154	63,555	33,412
Other expenses	68,687	44,904	40,230	45,503	130,767
Total expenses	2,387,191	2,913,619	2,096,089	3,253,276	10,914,329
Less waivers (Note 4)	(543,029)	—	—	—	(55,105)
Net Expenses	1,844,162	2,913,619	2,096,089	3,253,276	10,859,224
NET INVESTMENT INCOME	749,334	14,436,062	3,538,106	6,555,805	18,435,756
NET REALIZED AND UNREALIZED GAIN (Note 2):
Net realized gain (loss) on:
Investments	—	(3,870,673)	1,579,187	(13,841,128)	(40,464,575)
Forward contracts and foreign currency transactions	—	(1,973,458)	(7,021)	—	1,885
Futures contracts	—	(190,784)	254,841	(1,933,951)	—
Options written	—	—	619,574	—	—
Swap agreements	—	—	2,081,828	—	—
Net realized gain (loss)	—	(6,034,915)	4,528,409	(15,775,079)	(40,462,690)
Net change in unrealized appreciation (depreciation) on:
Investments	—	34,265,819	21,914,718	75,834,661	414,727,088
Forward contracts and foreign currency transactions	—	986,153	118,343	—	(462)
Futures contracts	—	12,234	19,538	(1,975,189)	—
Options written	—	—	193,282	—	—
Swap agreements	—	—	(1,492,715)	—	—
Net change in unrealized appreciation	—	35,264,206	20,753,166	73,859,472	414,726,626
NET GAIN	—	29,229,291	25,281,575	58,084,393	374,263,936
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$749,334	$43,665,353	$28,819,681	$64,640,198	$392,699,692

(1)	Formerly Short-Term Bond Fund.

(2)	Formerly US Government Securities Fund.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Operations
For the Year Ended December 31, 2009

	Growth & Income	Growth	Select Value	Aggressive Opportunities
INVESTMENT INCOME:
Dividends	$18,362,626	$22,314,834	$5,814,612	$6,695,908
Interest	22	—	—	—
Security lending income	296,564	794,803	106,138	1,060,863
Foreign taxes withheld on dividends	(9,934)	(16,052)	(5,806)	(64,207)
Total investment income	18,649,278	23,093,585	5,914,944	7,692,564
EXPENSES:
Advisory (Note 4)	844,448	1,541,808	240,822	796,653
Subadviser	2,743,278	5,636,935	1,241,248	3,948,077
Fund services	2,955,616	5,396,413	842,891	2,788,330
Custodian	22,195	32,209	15,310	24,573
Administration	17,951	17,951	17,951	17,951
Fund accounting	28,535	56,661	24,950	31,019
Legal	139,388	267,943	40,203	126,869
Audit	24,508	38,221	23,463	26,132
Directors	13,698	39,703	3,851	13,125
State license fees and memberships	27,242	32,592	20,534	26,300
Other expenses	92,506	153,024	26,771	76,913
Total expenses	6,909,365	13,213,460	2,497,994	7,875,942
Less waivers (Note 4)	(39,906)	(298,553)	—	(41,998)
Net Expenses	6,869,459	12,914,907	2,497,994	7,833,944
NET INVESTMENT INCOME (LOSS)	11,779,819	10,178,678	3,416,950	(141,380)
NET REALIZED AND UNREALIZED GAIN (Note 2):
Net realized gain (loss) on:
Investments	(99,521,936)	(150,368,859)	(23,794,242)	(64,063,382)
Forward contracts and foreign currency transactions	(6,787)	—	—	1,648
Net realized loss	(99,528,723)	(150,368,859)	(23,794,242)	(64,061,734)
Net change in unrealized appreciation (depreciation) on:
Investments	344,165,923	570,146,164	100,368,071	399,139,075
Forward contracts and foreign currency transactions	308	—	—	31
Net change in unrealized appreciation	344,166,231	570,146,164	100,368,071	399,139,106
NET GAIN	244,637,508	419,777,305	76,573,829	335,077,372
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$256,417,327	$429,955,983	$79,990,779	$334,935,992

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Operations
For the Year Ended December 31, 2009

	Discovery	International	Diversified Assets(3)
INVESTMENT INCOME:
Dividends	$1,201,233	$24,642,212	$281,255
Interest	2,031,509	12,348	7,450,609
Security lending income	93,679	951,603	—
Foreign taxes withheld on dividends	(9,131)	(2,438,748)	(6,343)
Total investment income	3,317,290	23,167,415	7,725,521
EXPENSES:
Advisory (Note 4)	141,574	841,741	383,749
Subadviser	599,184	4,334,142	1,708,269
Fund services	495,517	2,946,139	1,343,141
Custodian	34,129	354,505	38,278
Administration	17,951	17,951	17,951
Fund accounting	22,881	32,082	29,271
Legal	22,870	139,237	100,786
Audit	23,463	24,699	23,463
Directors	2,211	13,852	6,363
State license fees and memberships	23,502	28,048	2,980
Other expenses	15,440	106,103	36,911
Total expenses	1,398,722	8,838,499	3,691,162
Less waivers (Note 4)	—	—	(52,316)
Net Expenses	1,398,722	8,838,499	3,638,846
NET INVESTMENT INCOME	1,918,568	14,328,916	4,086,675
NET REALIZED AND UNREALIZED GAIN (Note 2):
Net realized gain (loss) on:
Investments	(11,214,080)	(90,041,342)	(855,215)
Forward contracts and foreign currency transactions	(333,046)	342,608	2,146,330
Futures contracts	21,997,943	—	8,965,183
Net realized gain (loss)	10,450,817	(89,698,734)	10,256,298
Net change in unrealized appreciation (depreciation) on:
Investments	40,830,429	309,398,466	11,553,357
Forward contracts and foreign currency transactions	240,963	(150,419)	(978,364)
Futures contracts	(3,219,803)	—	(987,662)
Swap agreements	—	—	(332,335)
Net change in unrealized appreciation	37,851,589	309,248,047	9,254,996
NET GAIN	48,302,406	219,549,313	19,511,294
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,220,974	$233,878,229	$23,597,969

(3)	Renamed Diversifying Strategies Fund effective January 4, 2010.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Operations
For the Year Ended December 31, 2009

	Core Bond Index	500 Stock Index	Broad Market Index	Mid/Small Company Index	Overseas Equity Index
INVESTMENT INCOME:
Dividends	$105,966	$7,463,910	$9,849,453	$3,292,651	$4,943,782
Interest	41,995,890	837	3,819	6,516	424
Security lending income	744,735	261,706	409,796	305,203	212,657
Foreign taxes withheld on dividends	(3,485)	—	(959)	(2,098)	(463,403)
Total investment income	42,843,106	7,726,453	10,262,109	3,602,272	4,693,460
EXPENSES:
Advisory (Note 4)	484,553	146,169	206,263	92,400	72,972
Subadviser	207,141	62,209	96,028	81,957	107,565
Fund services Class I	2,206,740	207,156	303,207	304,508	122,875
Fund services Class II	233,508	223,284	311,454	83,294	104,986
Custodian	96,189	9,106	31,374	21,360	107,891
Administration	17,951	17,951	17,951	17,951	17,951
Fund accounting	29,253	22,325	22,686	26,394	22,325
Legal	176,221	47,907	70,777	28,407	22,960
Audit	23,703	23,488	23,488	23,463	23,463
Directors	15,998	4,852	7,371	2,806	2,529
State license fees and memberships	32,876	55,860	26,375	26,545	4,376
Other expenses	99,926	26,379	42,207	19,484	42,997
Total expenses	3,624,059	846,686	1,159,181	728,569	652,890
NET INVESTMENT INCOME	39,219,047	6,879,767	9,102,928	2,873,703	4,040,570
NET REALIZED AND UNREALIZED GAIN (Note 2):
Net realized gain (loss) on:
Investments	61,557	13,170,718	2,895,806	3,162,460	(940,758)
Forward contracts and foreign currency transactions	—	—	—	—	473,073
Futures contracts	—	1,492,920	1,394,571	1,625,655	476,433
Net realized gain	61,557	14,663,638	4,290,377	4,788,115	8,748
Net change in unrealized appreciation (depreciation) on:
Investments	14,114,167	53,052,461	93,240,945	53,869,454	34,996,561
Forward contracts and foreign currency transactions	—	—	—	—	(248,236)
Futures contracts	—	(48,426)	(109,929)	16,249	(30,935)
Net change in unrealized appreciation	14,114,167	53,004,035	93,131,016	53,885,703	34,717,390
NET GAIN	14,175,724	67,667,673	97,421,393	58,673,818	34,726,138
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,394,771	$74,547,440	$106,524,321	$61,547,521	$38,766,708

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Operations
For the Year Ended December 31, 2009

	Model Portfolio Funds
	Savings Oriented	Conservative Growth	Traditional Growth	Long-Term Growth	All-Equity Growth
INVESTMENT INCOME:
Dividend income from affiliated mutual funds(a)	$6,841,050	$11,003,682	$23,096,415	$23,841,120	$6,641,298
Total investment income	6,841,050	11,003,682	23,096,415	23,841,120	6,641,298
EXPENSES:
Advisory (Note 4)	271,170	467,983	1,077,528	1,231,649	458,493
Custodian	664	800	4,836	6,029	1,773
Administration	14,958	14,958	14,958	14,958	14,958
Fund accounting	12,465	13,917	33,522	38,577	13,006
Legal	50,074	85,704	202,943	227,258	71,981
Audit	17,812	18,055	18,598	18,494	17,719
Directors	4,560	8,076	19,437	21,829	7,194
State license fees and memberships	22,747	26,125	30,971	26,807	23,443
Other expenses	30,607	51,128	130,418	154,640	50,233
Total expenses	425,057	686,746	1,533,211	1,740,241	658,800
NET INVESTMENT INCOME	6,415,993	10,316,936	21,563,204	22,100,879	5,982,498
NET REALIZED AND UNREALIZED GAIN (Note 2):
Net realized gain (loss) on investments	(3,729,514)	(4,028,708)	(8,749,178)	(7,376,648)	(5,487,811)
Net change in unrealized appreciation (depreciation) on investments	35,490,254	73,147,871	237,730,560	327,469,912	145,987,231
NET GAIN	31,760,740	69,119,163	228,981,382	320,093,264	140,499,420
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,176,733	$79,436,099	$250,544,586	$342,194,143	$146,481,918

(a)	Received from other Vantagepoint Funds (Note 1).

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Operations
For the Year Ended December 31, 2009

	Milestone Funds
	Milestone Retirement Income	Milestone 2010	Milestone 2015	Milestone 2020	Milestone 2025
INVESTMENT INCOME:
Dividend income from affiliated mutual funds(a)	$1,399,409	$1,801,490	$3,287,423	$3,341,374	$2,414,122
Total investment income	1,399,409	1,801,490	3,287,423	3,341,374	2,414,122
EXPENSES:
Advisory (Note 4)	55,100	75,984	146,794	142,783	108,817
Custodian	365	365	365	365	365
Administration	14,958	14,958	14,958	14,957	14,958
Fund accounting	12,465	12,465	12,465	12,465	12,465
Legal	8,667	12,759	23,593	21,907	15,889
Audit	17,719	17,719	17,719	17,719	17,719
Directors	795	1,118	2,109	1,892	1,384
State license fees and memberships	21,021	21,115	23,301	22,672	21,954
Other expenses	5,390	8,751	16,283	16,253	11,864
Total expenses	136,480	165,234	257,587	251,013	205,415
Less reimbursements/waivers (Note 4)	(26,965)	(17,230)	(12,138)	(8,147)	(12,156)
Net Expenses	109,515	148,004	245,449	242,866	193,259
NET INVESTMENT INCOME	1,289,894	1,653,486	3,041,974	3,098,508	2,220,863
NET REALIZED AND UNREALIZED GAIN (Note 2):
Net realized gain (loss) on investments	(3,001,541)	(6,227,767)	(5,218,726)	(3,215,932)	(1,780,024)
Net change in unrealized appreciation (depreciation) on investments	10,183,438	17,177,761	32,034,154	31,775,045	26,094,056
NET GAIN	7,181,897	10,949,994	26,815,428	28,559,113	24,314,032
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,471,791	$12,603,480	$29,857,402	$31,657,621	$26,534,895

(a)	Received from other Vantagepoint Funds (Note 1).

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Operations
For the Year Ended December 31, 2009

	Milestone Funds
	Milestone 2030	Milestone 2035	Milestone 2040
INVESTMENT INCOME:
Dividend income from affiliated mutual funds(a)	$1,881,033	$1,171,389	$1,388,499
Total investment income	1,881,033	1,171,389	1,388,499
EXPENSES:
Advisory (Note 4)	89,726	53,896	60,867
Custodian	365	365	365
Administration	14,958	14,958	14,958
Fund accounting	12,465	12,465	12,465
Legal	13,000	7,463	7,704
Audit	17,719	17,719	17,719
Directors	1,096	629	636
State license fees and memberships	20,314	19,270	19,768
Other expenses	10,110	5,868	6,171
Total expenses	179,753	132,633	140,653
Less reimbursements/waivers (Note 4)	(10,676)	(12,022)	(12,030)
Net Expenses	169,077	120,611	128,623
NET INVESTMENT INCOME	1,711,956	1,050,778	1,259,876
NET REALIZED AND UNREALIZED GAIN (Note 2):
Net realized gain (loss) on investments	(1,338,826)	(774,330)	(858,323)
Net change in unrealized appreciation (depreciation) on investments	23,295,872	15,019,707	17,901,529
NET GAIN	21,957,046	14,245,377	17,043,206
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,669,002	$15,296,155	$18,303,082

(a)	Received from other Vantagepoint Funds (Note 1).

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Money Market		Low Duration Bond(1)
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Increase (decrease) in net assets resulting from operations:
Net investment income	$749,334	$8,525,978	$14,436,062	$18,049,962
Net realized gain (loss)	—	3,355	(6,034,915)	2,854,920
Net change in unrealized appreciation (depreciation)	—	—	35,264,206	(27,701,753)
Net increase (decrease) in net assets resulting from operations	749,334	8,529,333	43,665,353	(6,796,871)
Distributions to shareholders from:
Net investment income	(749,334)	(8,525,978)	(13,619,201)	(19,313,137)
Net realized gain	—	(3,355)	—	—
Total distributions	(749,334)	(8,529,333)	(13,619,201)	(19,313,137)
Capital share transactions:
Proceeds from sale of shares	136,019,180	213,026,415	115,378,152	46,164,681
Reinvestment of distributions	1,236,240	8,042,427	13,619,201	19,313,137
Value of shares redeemed	(141,016,375)	(69,833,191)	(36,088,687)	(151,784,055)
Net increase (decrease) from capital share transactions	(3,760,955)	151,235,651	92,908,666	(86,306,237)
Total increase (decrease) in net assets	(3,760,955)	151,235,651	122,954,818	(112,416,245)
NET ASSETS at beginning of year	458,035,026	306,799,375	394,704,028	507,120,273
NET ASSETS at end of year	$454,274,071	$458,035,026	$517,658,846	$394,704,028
Undistributed net investment loss included in net assets at end of year	$—	$—	$(109,831)	$(27,515)
SHARE TRANSACTIONS:
Number of shares sold	136,019,180	213,026,415	11,872,410	4,750,110
Number of shares issued through reinvestment of dividends and distributions	1,236,240	8,042,427	1,411,165	2,007,964
Number of shares redeemed	(141,016,375)	(69,833,191)	(3,810,655)	(15,836,639)
Net increase (decrease) in shares outstanding	(3,760,955)	151,235,651	9,472,920	(9,078,565)

(1)	Formerly Short-Term Bond Fund.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Inflation Protected Securities(2)		Asset Allocation
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Increase (decrease) in net assets resulting from operations:
Net investment income	$3,538,106	$15,109,595	$6,555,805	$10,121,593
Net realized gain (loss)	4,528,409	(3,069,369)	(15,775,079)	(58,247,675)
Net change in unrealized appreciation (depreciation)	20,753,166	(17,866,376)	73,859,472	(210,254,179)
Net increase (decrease) in net assets resulting from operations	28,819,681	(5,826,150)	64,640,198	(258,380,261)
Distributions to shareholders from:
Net investment income	(3,796,019)	(15,002,206)	(6,232,625)	(8,684,265)
Net realized gain	—	—	—	(1,418,715)
Return of capital	—	(3,023,235)	—	—
Total distributions	(3,796,019)	(18,025,441)	(6,232,625)	(10,102,980)
Capital share transactions:
Proceeds from sale of shares	62,296,704	142,024,194	9,619,555	24,615,058
Reinvestment of distributions	3,796,019	18,025,441	6,232,625	10,102,980
Value of shares redeemed	(52,474,428)	(110,259,075)	(56,199,780)	(104,033,272)
Net increase (decrease) from capital share transactions	13,618,295	49,790,560	(40,347,600)	(69,315,234)
Total increase (decrease) in net assets	38,641,957	25,938,969	18,059,973	(337,798,475)
NET ASSETS at beginning of year	300,147,650	274,208,681	418,530,392	756,328,867
NET ASSETS at end of year	$338,789,607	$300,147,650	$436,590,365	$418,530,392
Undistributed net investment income (loss) included in net assets at end of year	$115,873	$(115,552)	$1,498,946	$1,533,477
SHARE TRANSACTIONS:
Number of shares sold	6,009,514	13,373,935	1,825,816	3,413,851
Number of shares issued through reinvestment of dividends and distributions	356,714	1,708,246	1,021,676	1,895,493
Number of shares redeemed	(5,131,455)	(10,916,351)	(10,697,778)	(14,652,613)
Net increase (decrease) in shares outstanding	1,234,773	4,165,830	(7,850,286)	(9,343,269)

(2)	Formerly US Government Securities Fund.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Equity Income		Growth & Income
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Increase (decrease) in net assets resulting from operations:
Net investment income	$18,435,756	$25,287,631	$11,779,819	$11,473,402
Net realized loss	(40,462,690)	(83,606,134)	(99,528,723)	(105,554,058)
Net change in unrealized appreciation (depreciation)	414,726,626	(616,365,520)	344,166,231	(338,533,863)
Net increase (decrease) in net assets resulting from operations	392,699,692	(674,684,023)	256,417,327	(432,614,519)
Distributions to shareholders from:
Net investment income	(25,286,784)	—	(11,876,196)	(8,196,016)
Net realized gain	—	(29,223,972)	—	(3,259,751)
Total distributions	(25,286,784)	(29,223,972)	(11,876,196)	(11,455,767)
Capital share transactions:
Proceeds from sale of shares	118,098,980	220,012,799	87,093,692	160,104,937
Reinvestment of distributions	25,286,363	29,222,714	11,875,945	11,455,513
Value of shares redeemed	(96,631,716)	(178,045,400)	(66,907,082)	(82,158,711)
Net increase from capital share transactions	46,753,627	71,190,113	32,062,555	89,401,739
Total increase (decrease) in net assets	414,166,535	(632,717,882)	276,603,686	(354,668,547)
NET ASSETS at beginning of year	1,102,032,096	1,734,749,978	747,031,914	1,101,700,461
NET ASSETS at end of year	$1,516,198,631	$1,102,032,096	$1,023,635,600	$747,031,914
Undistributed net investment income included in net assets at end of year	$17,872,857	$25,340,551	$3,224,383	$3,324,664
SHARE TRANSACTIONS:
Number of shares sold	19,014,964	29,484,424	12,298,844	19,440,636
Number of shares issued through reinvestment of dividends and distributions	3,327,153	5,012,472	1,418,525	1,776,049
Number of shares redeemed	(15,695,533)	(21,612,639)	(9,294,730)	(9,399,564)
Net increase in shares outstanding	6,646,584	12,884,257	4,422,639	11,817,121

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Growth		Select Value
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Increase (decrease) in net assets resulting from operations:
Net investment income	$10,178,678	$13,126,201	$3,416,950	$4,435,827
Net realized loss	(150,368,859)	(360,977,349)	(23,794,242)	(54,515,848)
Net change in unrealized appreciation (depreciation)	570,146,164	(720,780,481)	100,368,071	(48,589,429)
Net increase (decrease) in net assets resulting from operations	429,955,983	(1,068,631,629)	79,990,779	(98,669,450)
Distributions to shareholders from:
Net investment income	(9,946,245)	(14,021,331)	(2,291,563)	(4,337,777)
Total distributions	(9,946,245)	(14,021,331)	(2,291,563)	(4,337,777)
Capital share transactions:
Proceeds from sale of shares	83,366,281	185,731,169	15,452,911	50,508,186
Reinvestment of distributions	9,946,245	14,021,331	2,291,563	4,337,777
Value of shares redeemed	(126,464,350)	(257,269,492)	(20,598,604)	(25,041,010)
Net increase (decrease) from capital share transactions	(33,151,824)	(57,516,992)	(2,854,130)	29,804,953
Total increase (decrease) in net assets	386,857,914	(1,140,169,952)	74,845,086	(73,202,274)
NET ASSETS at beginning of year	1,427,674,586	2,567,844,538	220,955,103	294,157,377
NET ASSETS at end of year	$1,814,532,500	$1,427,674,586	$295,800,189	$220,955,103
Undistributed net investment income included in net assets at end of year	$497,760	$—	$114,887	$171,781
SHARE TRANSACTIONS:
Number of shares sold	13,217,058	23,151,008	2,312,296	7,235,708
Number of shares issued through reinvestment of dividends and distributions	1,313,903	2,344,704	281,475	735,217
Number of shares redeemed	(20,304,324)	(29,697,797)	(3,113,993)	(2,950,888)
Net increase (decrease) in shares outstanding	(5,773,363)	(4,202,085)	(520,222)	5,020,037

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Aggressive Opportunities
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$(141,380)	$2,800,502
Net realized loss	(64,061,734)	(91,788,841)
Net change in unrealized appreciation (depreciation)	399,139,106	(369,780,589)
Net increase (decrease) in net assets resulting from operations	334,935,992	(458,768,928)
Distributions to shareholders from:
Net investment income	(2,051,261)	(895,850)
Net realized gain	—	(28,096,325)
Total distributions	(2,051,261)	(28,992,175)
Capital share transactions:
Proceeds from sale of shares	76,057,691	105,261,023
Reinvestment of distributions	2,051,261	28,992,175
Value of shares redeemed	(69,298,172)	(132,834,825)
Net increase from capital share transactions	8,810,780	1,418,373
Total increase (decrease) in net assets	341,695,511	(486,342,730)
NET ASSETS at beginning of year	668,402,755	1,154,745,485
NET ASSETS at end of year	$1,010,098,266	$668,402,755
Undistributed net investment income included in net assets at end of year	$2	$3,011,138
SHARE TRANSACTIONS:
Number of shares sold	9,738,562	12,677,701
Number of shares issued through reinvestment of dividends and distributions	219,386	4,653,640
Number of shares redeemed	(9,660,025)	(14,073,351)
Net increase in shares outstanding	297,923	3,257,990

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Discovery		International
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Increase (decrease) in net assets resulting from operations:
Net investment income	$1,918,568	$3,236,157	$14,328,916	$18,719,392
Net realized gain (loss)	10,450,817	(60,852,641)	(89,698,734)	(109,502,098)
Net change in unrealized appreciation (depreciation)	37,851,589	(9,133,750)	309,248,047	(412,762,188)
Net increase (decrease) in net assets resulting from operations	50,220,974	(66,750,234)	233,878,229	(503,544,894)
Distributions to shareholders from:
Net investment income	(1,533,607)	(3,602,006)	(18,665,287)	(1,905,212)
Net realized gain	—	—	—	(11,922,689)
Return of capital	—	(1,224,171)	—	—
Total distributions	(1,533,607)	(4,826,177)	(18,665,287)	(13,827,901)
Capital share transactions:
Proceeds from sale of shares	19,243,961	37,194,140	80,381,724	218,070,393
Reinvestment of distributions	1,533,607	4,826,177	18,665,287	13,827,901
Value of shares redeemed	(17,672,774)	(17,571,917)	(64,842,908)	(93,344,702)
Net increase from capital share transactions	3,104,794	24,448,400	34,204,103	138,553,592
Total increase (decrease) in net assets	51,792,161	(47,128,011)	249,417,045	(378,819,203)
NET ASSETS at beginning of year	126,382,103	173,510,114	766,209,603	1,145,028,806
NET ASSETS at end of year	$178,174,264	$126,382,103	$1,015,626,648	$766,209,603
Undistributed net investment income (loss) included in net assets at end of year	$61,983	$(1,476)	$12,898,017	$14,648,764
SHARE TRANSACTIONS:
Number of shares sold	3,104,451	5,588,128	10,785,180	23,891,401
Number of shares issued through reinvestment of dividends and distributions	207,369	926,329	2,147,524	1,989,626
Number of shares redeemed	(2,804,416)	(2,129,085)	(8,667,366)	(9,351,422)
Net increase in shares outstanding	507,404	4,385,372	4,265,338	16,529,605

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Diversified Assets(3)
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Increase (decrease) in net assets resulting from operations:
Net investment income	$4,086,675	$9,659,704
Net realized gain (loss)	10,256,298	(32,967,303)
Net change in unrealized appreciation (depreciation)	9,254,996	(5,025,014)
Net increase (decrease) in net assets resulting from operations	23,597,969	(28,332,613)
Distributions to shareholders from:
Net investment income	(2,104,166)	—
Net realized gain	—	(7,650)
Total distributions	(2,104,166)	(7,650)
Capital share transactions:
Proceeds from sale of shares	112,250,366	37,452,080
Reinvestment of distributions	2,104,166	7,650
Value of shares redeemed	(20,742,714)	(136,203,815)
Net increase (decrease) from capital share transactions	93,611,818	(98,744,085)
Total increase (decrease) in net assets	115,105,621	(127,084,348)
NET ASSETS at beginning of year	338,090,194	465,174,542
NET ASSETS at end of year	$453,195,815	$338,090,194
Undistributed net investment income (loss) included in net assets at end of year	$3,795,786	$(553,185)
SHARE TRANSACTIONS:
Number of shares sold	11,596,021	3,802,171
Number of shares issued through reinvestment of dividends and distributions	213,188	829
Number of shares redeemed	(2,216,822)	(14,138,289)
Net increase (decrease) in shares outstanding	9,592,387	(10,335,289)

(3)	Renamed Diversifying Strategies Fund effective January 4, 2010.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Core Bond Index		500 Stock Index
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Increase (decrease) in net assets resulting from operations:
Net investment income	$39,219,047	$47,439,766	$6,879,767	$7,002,287
Net realized gain	61,557	276,878	14,663,638	1,475,561
Net change in unrealized appreciation (depreciation)	14,114,167	(7,301,207)	53,004,035	(158,003,031)
Net increase (decrease) in net assets resulting from operations	53,394,771	40,415,437	74,547,440	(149,525,183)
Distributions to shareholders from:
Net investment income—Class I	(34,095,496)	(39,915,020)	(1,595,466)	(1,410,603)
Net investment income—Class II	(11,167,739)	(11,062,187)	(5,028,709)	(5,548,789)
Total distributions	(45,263,235)	(50,977,207)	(6,624,175)	(6,959,392)
Capital share transactions:
Proceeds from sale of shares—Class I	212,991,537	82,995,603	15,529,076	10,720,302
Proceeds from sale of shares—Class II	36,266,130	43,947,884	42,291,858	43,829,250
Reinvestment of distributions—Class I	34,095,496	39,915,020	1,594,817	1,409,940
Reinvestment of distributions—Class II	11,167,739	11,062,128	5,028,709	5,548,789
Value of shares redeemed—Class I	(52,039,525)	(345,645,270)	(7,127,922)	(12,464,661)
Value of shares redeemed—Class II	(31,550,194)	(35,193,171)	(62,461,398)	(43,763,464)
Net increase (decrease) from capital share transactions	210,931,183	(202,917,806)	(5,144,860)	5,280,156
Total increase (decrease) in net assets	219,062,719	(213,479,576)	62,778,405	(151,204,419)
NET ASSETS at beginning of year	876,634,502	1,090,114,078	260,737,125	411,941,544
NET ASSETS at end of year	$1,095,697,221	$876,634,502	$323,515,530	$260,737,125
Undistributed net investment income included in net assets at end of year	$—	$144,064	$188,998	$142,916
SHARE TRANSACTIONS:
Number of shares sold—Class I	21,699,516	8,484,591	2,120,572	1,208,103
Number of shares issued through reinvestment of dividends and distributions—Class I	3,463,451	4,096,009	183,313	196,097
Number of shares redeemed—Class I	(5,336,437)	(35,684,635)	(954,191)	(1,245,519)
Net increase (decrease) in shares outstanding—Class I	19,826,530	(23,104,035)	1,349,694	158,681
Number of shares sold—Class II	3,661,690	4,483,496	6,056,965	4,979,208
Number of shares issued through reinvestment of dividends and distributions—Class II	1,129,557	1,131,685	611,765	815,999
Number of shares redeemed—Class II	(3,178,007)	(3,588,535)	(7,948,426)	(4,656,576)
Net increase (decrease) in shares outstanding—Class II	1,613,240	2,026,646	(1,279,696)	1,138,631

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Broad Market Index		Mid/Small Company Index
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Increase (decrease) in net assets resulting from operations:
Net investment income	$9,102,928	$10,451,557	$2,873,703	$3,002,931
Net realized gain	4,290,377	6,259,070	4,788,115	5,921,460
Net change in unrealized appreciation (depreciation)	93,131,016	(248,549,635)	53,885,703	(96,835,294)
Net increase (decrease) in net assets resulting from operations	106,524,321	(231,839,008)	61,547,521	(87,910,903)
Distributions to shareholders from:
Net investment income—Class I	(1,868,167)	(2,222,805)	(1,462,005)	(1,441,088)
Net investment income—Class II	(6,543,966)	(8,208,047)	(1,257,705)	(1,451,846)
Net realized gain—Class I	—	—	—	(4,842,940)
Net realized gain—Class II	—	—	—	(4,429,446)
Return of capital—Class I	—	—	—	(133,703)
Return of capital—Class II	—	—	—	(134,701)
Total distributions	(8,412,133)	(10,430,852)	(2,719,710)	(12,433,724)
Capital share transactions:
Proceeds from sale of shares—Class I	8,785,979	9,673,227	29,149,222	32,582,640
Proceeds from sale of shares—Class II	19,781,575	37,283,921	14,516,741	14,843,027
Reinvestment of distributions—Class I	1,868,167	2,222,805	1,461,859	6,416,887
Reinvestment of distributions—Class II	6,543,966	8,208,047	1,257,705	6,015,993
Value of shares redeemed—Class I	(9,884,210)	(27,435,790)	(12,174,315)	(12,782,018)
Value of shares redeemed—Class II	(37,188,399)	(52,793,027)	(16,013,772)	(19,585,073)
Net increase (decrease) from capital share transactions	(10,092,922)	(22,840,817)	18,197,440	27,491,456
Total increase (decrease) in net assets	88,019,266	(265,110,677)	77,025,251	(72,853,171)
NET ASSETS at beginning of year	390,007,662	655,118,339	154,593,043	227,446,214
NET ASSETS at end of year	$478,026,928	$390,007,662	$231,618,294	$154,593,043
Undistributed net investment income included in net assets at end of year	$5,657,890	$5,577,749	$369,749	$347,225
SHARE TRANSACTIONS:
Number of shares sold—Class I	1,119,245	989,537	2,930,819	2,686,183
Number of shares issued through reinvestment of dividends and distributions—Class I	199,804	294,411	120,389	716,970
Number of shares redeemed—Class I	(1,250,528)	(2,627,138)	(1,196,442)	(894,092)
Net increase (decrease) in shares outstanding—Class I	68,521	(1,343,190)	1,854,766	2,509,061
Number of shares sold—Class II	2,675,039	4,019,341	1,498,355	1,169,646
Number of shares issued through reinvestment of dividends and distributions—Class II	743,632	1,154,437	109,047	707,764
Number of shares redeemed—Class II	(4,865,153)	(5,411,842)	(1,559,886)	(1,492,600)
Net increase (decrease) in shares outstanding—Class II	(1,446,482)	(238,064)	47,516	384,810

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Overseas Equity Index
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Increase (decrease) in net assets resulting from operations:
Net investment income	$4,040,570	$6,118,412
Net realized gain	8,748	2,692,054
Net change in unrealized appreciation (depreciation)	34,717,390	(107,217,124)
Net increase (decrease) in net assets resulting from operations	38,766,708	(98,406,658)
Distributions to shareholders from:
Net investment income—Class I	(1,209,617)	(1,336,462)
Net investment income—Class II	(3,308,887)	(3,924,003)
Net realized gain—Class I	—	(249,251)
Net realized gain—Class II	—	(676,220)
Total distributions	(4,518,504)	(6,185,936)
Capital share transactions:
Proceeds from sale of shares—Class I	9,107,878	6,859,056
Proceeds from sale of shares—Class II	21,495,194	16,619,604
Reinvestment of distributions—Class I	1,209,617	1,585,713
Reinvestment of distributions—Class II	3,308,887	4,600,223
Value of shares redeemed—Class I	(2,983,796)	(13,507,891)
Value of shares redeemed—Class II	(14,187,399)	(32,207,815)
Net increase (decrease) from capital share transactions	17,950,381	(16,051,110)
Total increase (decrease) in net assets	52,198,585	(120,643,704)
NET ASSETS at beginning of year	128,739,974	249,383,678
NET ASSETS at end of year	$180,938,559	$128,739,974
Undistributed net investment loss included in net assets at end of year	$(246,977)	$(200,943)
SHARE TRANSACTIONS:
Number of shares sold—Class I	986,669	556,826
Number of shares issued through reinvestment of dividends and distributions—Class I	119,883	192,441
Number of shares redeemed—Class I	(360,106)	(1,137,746)
Net increase (decrease) in shares outstanding—Class I	746,446	(388,479)
Number of shares sold—Class II	2,494,024	1,470,231
Number of shares issued through reinvestment of dividends and distributions—Class II	348,671	592,812
Number of shares redeemed—Class II	(1,638,307)	(2,832,342)
Net increase (decrease) in shares outstanding—Class II	1,204,388	(769,299)

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Model Portfolio
	Savings Oriented		Conservative Growth
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Increase (decrease) in net assets resulting from operations:
Net investment income	$6,415,993	$8,527,986	$10,316,936	$12,939,271
Net realized gain (loss)	(3,729,514)	(956,543)	(4,028,708)	310,601
Net change in unrealized appreciation (depreciation)	35,490,254	(43,980,970)	73,147,871	(116,156,750)
Net increase (decrease) in net assets resulting from operations	38,176,733	(36,409,527)	79,436,099	(102,906,878)
Distributions to shareholders from:
Net investment income	(6,178,805)	(8,184,379)	(10,102,929)	(11,657,680)
Net realized gain	(89,456)	(6,116,677)	—	(15,629,609)
Total distributions	(6,268,261)	(14,301,056)	(10,102,929)	(27,287,289)
Capital share transactions:
Proceeds from sale of shares	36,993,776	40,058,210	59,975,334	61,047,551
Reinvestment of distributions	6,267,265	14,298,539	10,102,137	27,285,031
Value of shares redeemed	(23,842,977)	(59,131,415)	(60,660,053)	(106,480,414)
Net increase (decrease) from capital share transactions	19,418,064	(4,774,666)	9,417,418	(18,147,832)
Total increase (decrease) in net assets	51,326,536	(55,485,249)	78,750,588	(148,341,999)
NET ASSETS at beginning of year	255,970,011	311,455,260	449,432,508	597,774,507
NET ASSETS at end of year	$307,296,547	$255,970,011	$528,183,096	$449,432,508
Undistributed net investment income included in net assets at end of year	$647,536	$445,678	$1,405,028	$1,271,503
SHARE TRANSACTIONS:
Number of shares sold	1,657,657	1,677,397	2,888,413	2,619,171
Number of shares issued through reinvestment of dividends and distributions	269,908	704,015	456,491	1,462,220
Number of shares redeemed	(1,126,809)	(2,555,444)	(3,091,971)	(4,753,682)
Net increase (decrease) in shares outstanding	800,756	(174,032)	252,933	(672,291)

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Model Portfolio
	Traditional Growth		Long-Term Growth
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Increase (decrease) in net assets resulting from operations:
Net investment income	$21,563,204	$22,871,242	$22,100,879	$17,159,801
Net realized gain (loss)	(8,749,178)	1,417,309	(7,376,648)	5,563,184
Net change in unrealized appreciation (depreciation)	237,730,560	(400,745,680)	327,469,912	(556,065,057)
Net increase (decrease) in net assets resulting from operations	250,544,586	(376,457,129)	342,194,143	(533,342,072)
Distributions to shareholders from:
Net investment income	(19,944,289)	(18,147,087)	(17,548,530)	(14,835,289)
Net realized gain	(989,933)	(56,318,526)	(7,065,993)	(81,346,774)
Total distributions	(20,934,222)	(74,465,613)	(24,614,523)	(96,182,063)
Capital share transactions:
Proceeds from sale of shares	104,314,253	128,026,199	135,760,589	192,635,516
Reinvestment of distributions	20,933,481	74,462,712	24,614,523	96,182,063
Value of shares redeemed	(73,884,585)	(166,714,463)	(60,448,266)	(133,684,969)
Net increase from capital share transactions	51,363,149	35,774,448	99,926,846	155,132,610
Total increase (decrease) in net assets	280,973,513	(415,148,294)	417,506,466	(474,391,525)
NET ASSETS at beginning of year	1,072,076,011	1,487,224,305	1,203,595,876	1,677,987,401
NET ASSETS at end of year	$1,353,049,524	$1,072,076,011	$1,621,102,342	$1,203,595,876
Undistributed net investment income included in net assets at end of year	$6,786,279	$5,345,856	$7,764,277	$3,270,009
SHARE TRANSACTIONS:
Number of shares sold	5,731,985	5,851,468	8,112,765	9,185,144
Number of shares issued through reinvestment of dividends and distributions	1,032,223	4,604,991	1,275,364	6,498,788
Number of shares redeemed	(4,427,502)	(7,929,999)	(3,796,408)	(6,437,541)
Net increase in shares outstanding	2,336,706	2,526,460	5,591,721	9,246,391

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Model Portfolio
	All-Equity Growth
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Increase (decrease) in net assets resulting from operations:
Net investment income	$5,982,498	$2,880,068
Net realized gain (loss)	(5,487,811)	6,949,052
Net change in unrealized appreciation (depreciation)	145,987,231	(255,635,031)
Net increase (decrease) in net assets resulting from operations	146,481,918	(245,805,911)
Distributions to shareholders from:
Net investment income	(4,890,721)	(3,151,587)
Net realized gain	(4,261,652)	(39,945,687)
Total distributions	(9,152,373)	(43,097,274)
Capital share transactions:
Proceeds from sale of shares	79,959,327	82,578,115
Reinvestment of distributions	9,152,373	43,097,274
Value of shares redeemed	(20,565,073)	(49,088,708)
Net increase from capital share transactions	68,546,627	76,586,681
Total increase (decrease) in net assets	205,876,172	(212,316,504)
NET ASSETS at beginning of year	385,656,896	597,973,400
NET ASSETS at end of year	$591,533,068	$385,656,896
Undistributed net investment income included in net assets at end of year	$1,416,003	$348,040
SHARE TRANSACTIONS:
Number of shares sold	5,516,041	4,141,968
Number of shares issued through reinvestment of dividends and distributions	526,604	3,456,076
Number of shares redeemed	(1,517,775)	(2,373,655)
Net increase in shares outstanding	4,524,870	5,224,389

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone Retirement Income		Milestone 2010
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Increase (decrease) in net assets resulting from operations:
Net investment income	$1,289,894	$1,389,780	$1,653,486	$1,702,431
Net realized loss	(3,001,541)	(1,482,460)	(6,227,767)	(883,671)
Net change in unrealized appreciation (depreciation)	10,183,438	(7,199,573)	17,177,761	(14,388,882)
Net increase (decrease) in net assets resulting from operations	8,471,791	(7,292,253)	12,603,480	(13,570,122)
Distributions to shareholders from:
Net investment income	(1,131,661)	(1,362,640)	(1,254,740)	(1,721,769)
Net realized gain	(131,351)	(1,379,482)	(362,908)	(2,117,316)
Total distributions	(1,263,012)	(2,742,122)	(1,617,648)	(3,839,085)
Capital share transactions:
Proceeds from sale of shares	38,952,559	23,704,479	27,945,309	27,918,306
Reinvestment of distributions	1,263,012	2,742,122	1,617,648	3,839,085
Value of shares redeemed	(14,064,321)	(27,661,583)	(14,802,207)	(19,707,726)
Net increase (decrease) from capital share transactions	26,151,250	(1,214,982)	14,760,750	12,049,665
Total increase (decrease) in net assets	33,360,029	(11,249,357)	25,746,582	(5,359,542)
NET ASSETS at beginning of year	43,323,161	54,572,518	65,042,967	70,402,509
NET ASSETS at end of year	$76,683,190	$43,323,161	$90,789,549	$65,042,967
Undistributed net investment income included in net assets at end of year	$195,858	$51,822	$424,795	$43,936
SHARE TRANSACTIONS:
Number of shares sold	4,204,269	2,352,936	3,149,826	2,811,603
Number of shares issued through reinvestment of dividends and distributions	128,747	325,281	169,210	473,377
Number of shares redeemed	(1,581,577)	(2,759,763)	(1,691,970)	(2,028,709)
Net increase (decrease) in shares outstanding	2,751,439	(81,546)	1,627,066	1,256,271

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone 2015		Milestone 2020
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Increase (decrease) in net assets resulting from operations:
Net investment income	$3,041,974	$2,438,482	$3,098,508	$1,785,923
Net realized gain (loss)	(5,218,726)	758,929	(3,215,932)	1,303,024
Net change in unrealized appreciation (depreciation)	32,034,154	(38,533,409)	31,775,045	(39,201,986)
Net increase (decrease) in net assets resulting from operations	29,857,402	(35,335,998)	31,657,621	(36,113,039)
Distributions to shareholders from:
Net investment income	(2,039,306)	(2,474,669)	(3,020,640)	(1,810,723)
Net realized gain	(1,178,592)	(5,077,309)	(1,486,573)	(4,585,919)
Total distributions	(3,217,898)	(7,551,978)	(4,507,213)	(6,396,642)
Capital share transactions:
Proceeds from sale of shares	51,762,958	40,523,338	51,504,692	49,804,866
Reinvestment of distributions	3,217,898	7,551,978	4,507,213	6,396,642
Value of shares redeemed	(15,880,219)	(23,473,293)	(9,454,164)	(13,315,901)
Net increase from capital share transactions	39,100,637	24,602,023	46,557,741	42,885,607
Total increase (decrease) in net assets	65,740,141	(18,285,953)	73,708,149	375,926
NET ASSETS at beginning of year	120,248,887	138,534,840	112,439,911	112,063,985
NET ASSETS at end of year	$185,989,028	$120,248,887	$186,148,060	$112,439,911
Undistributed net investment income included in net assets at end of year	$1,031,149	$44,921	$91,628	$16,841
SHARE TRANSACTIONS:
Number of shares sold	5,994,475	4,044,233	6,052,676	5,005,265
Number of shares issued through reinvestment of dividends and distributions	337,660	973,193	477,965	841,663
Number of shares redeemed	(1,905,953)	(2,364,993)	(1,146,576)	(1,344,430)
Net increase in shares outstanding	4,426,182	2,652,433	5,384,065	4,502,498

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone 2025		Milestone 2030
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Increase (decrease) in net assets resulting from operations:
Net investment income	$2,220,863	$1,043,313	$1,711,956	$696,576
Net realized gain (loss)	(1,780,024)	1,165,865	(1,338,826)	1,014,347
Net change in unrealized appreciation (depreciation)	26,094,056	(32,407,196)	23,295,872	(27,122,358)
Net increase (decrease) in net assets resulting from operations	26,534,895	(30,198,018)	23,669,002	(25,411,435)
Distributions to shareholders from:
Net investment income	(2,222,049)	(1,064,717)	(1,712,689)	(707,098)
Net realized gain	(1,239,920)	(3,910,687)	(1,159,773)	(3,092,036)
Total distributions	(3,461,969)	(4,975,404)	(2,872,462)	(3,799,134)
Capital share transactions:
Proceeds from sale of shares	43,932,965	37,449,628	34,947,904	35,509,674
Reinvestment of distributions	3,461,969	4,975,404	2,872,462	3,799,134
Value of shares redeemed	(5,387,805)	(9,826,405)	(3,580,829)	(5,380,669)
Net increase from capital share transactions	42,007,129	32,598,627	34,239,537	33,928,139
Total increase (decrease) in net assets	65,080,055	(2,574,795)	55,036,077	4,717,570
NET ASSETS at beginning of year	81,316,694	83,891,489	66,182,519	61,464,949
NET ASSETS at end of year	$146,396,749	$81,316,694	$121,218,596	$66,182,519
Undistributed net investment income included in net assets at end of year	$13,575	$15,443	$13,726	$15,428
SHARE TRANSACTIONS:
Number of shares sold	5,350,578	3,766,466	4,336,313	3,653,529
Number of shares issued through reinvestment of dividends and distributions	373,057	678,773	310,201	529,127
Number of shares redeemed	(682,625)	(977,278)	(441,272)	(525,365)
Net increase in shares outstanding	5,041,010	3,467,961	4,205,242	3,657,291

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone 2035		Milestone 2040
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Increase (decrease) in net assets resulting from operations:
Net investment income	$1,050,778	$375,574	$1,259,876	$374,130
Net realized gain (loss)	(774,330)	624,613	(858,323)	441,008
Net change in unrealized appreciation (depreciation)	15,019,707	(16,765,639)	17,901,529	(16,808,677)
Net increase (decrease) in net assets resulting from operations	15,296,155	(15,765,452)	18,303,082	(15,993,539)
Distributions to shareholders from:
Net investment income	(1,050,895)	(382,900)	(1,260,704)	(382,517)
Net realized gain	(732,331)	(1,859,445)	(792,731)	(1,838,729)
Total distributions	(1,783,226)	(2,242,345)	(2,053,435)	(2,221,246)
Capital share transactions:
Proceeds from sale of shares	26,621,956	21,490,208	38,629,715	26,240,631
Reinvestment of distributions	1,783,226	2,242,345	2,053,435	2,221,246
Value of shares redeemed	(2,418,029)	(3,180,578)	(3,586,173)	(5,127,590)
Net increase from capital share transactions	25,987,153	20,551,975	37,096,977	23,334,287
Total increase in net assets	39,500,082	2,544,178	53,346,624	5,119,502
NET ASSETS at beginning of year	37,374,884	34,830,706	38,001,148	32,881,646
NET ASSETS at end of year	$76,874,966	$37,374,884	$91,347,772	$38,001,148
Undistributed net investment income included in net assets at end of year	$9,402	$10,345	$10,815	$11,607
SHARE TRANSACTIONS:
Number of shares sold	3,381,530	2,230,550	4,950,336	2,756,161
Number of shares issued through reinvestment of dividends and distributions	195,959	323,571	226,399	326,174
Number of shares redeemed	(315,341)	(314,653)	(455,748)	(502,991)
Net increase in shares outstanding	3,262,148	2,239,468	4,720,987	2,579,344

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Money Market
	For the Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.00 #	0.02	0.05	0.04	0.03
Net realized and unrealized gain (loss)	—	0.00 #	—	(0.00)#	—
Total from investment operations	0.00 #	0.02	0.05	0.04	0.03
Less distributions:
From net investment income	(0.00)#	(0.02)	(0.05)	(0.04)	(0.03)
From net realized gain	—	(0.00)#	—	(0.00)#	—
Total distributions	(0.00)#	(0.02)	(0.05)	(0.04)	(0.03)
Net Asset Value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.16%	2.41%	4.75%	4.51%	2.70%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.51%	0.51%	0.51%	0.52%	0.52%
Expenses net of reimbursements/waivers, if any	0.39%	0.51%	0.51%	0.52%	0.52%
Net investment income before reimbursements/waivers	0.04%	2.34%	4.64%	4.47%	2.70%
Net investment income net of reimbursements/waivers, if any	0.16%	2.34%	4.64%	4.47%	2.70%
Supplemental Data:
Net assets, end of year (000)	$454,274	$458,035	$306,799	$217,771	$142,979
Portfolio turnover	N/A	N/A	N/A	N/A	N/A

#	Rounds to less than $0.01

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Low Duration Bond(1)
	For the Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$9.28	$9.83	$9.76	$9.79	$9.98
Income from investment operations:
Net investment income	0.32	0.37	0.41	0.37	0.30
Net realized and unrealized gain (loss)	0.65	(0.51)	0.09	0.01	(0.18)
Total from investment operations	0.97	(0.14)	0.50	0.38	0.12
Less distributions:
From net investment income	(0.30)	(0.41)	(0.43)	(0.38)	(0.31)
Return of capital	—	—	—	(0.03)	—
Total distributions	(0.30)	(0.41)	(0.43)	(0.41)	(0.31)
Net Asset Value, end of year	$9.95	$9.28	$9.83	$9.76	$9.79
Total return	10.63%	(1.52)%	5.24%	3.98%	1.27%
Ratios to Average Net Assets:
Expenses	0.66%	0.66%	0.65%	0.65%	0.65%
Net investment income	3.27%	3.82%	4.15%	3.82%	3.10%
Supplemental Data:
Net assets, end of year (000)	$517,659	$394,704	$507,120	$607,673	$543,913
Portfolio turnover	63%	91%	149%	123%	120%

(1)	Formerly Short-Term Bond Fund.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Inflation Protected Securities(2)
	For the Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$9.88	$10.46	$10.03	$10.12	$10.33
Income from investment operations:
Net investment income	0.11	0.57	0.50	0.39	0.31
Net realized and unrealized gain (loss)	0.85	(0.59)	0.43	(0.06)	(0.20)
Total from investment operations	0.96	(0.02)	0.93	0.33	0.11
Less distributions:
From net investment income	(0.12)	(0.46)	(0.50)	(0.39)	(0.32)
Return of capital	—	(0.10)	—	(0.03)	—
Total distributions	(0.12)	(0.56)	(0.50)	(0.42)	(0.32)
Net Asset Value, end of year	$10.72	$9.88	$10.46	$10.03	$10.12
Total return	9.75%	(0.40)%	9.64%	3.34%	1.05%
Ratios to Average Net Assets:
Expenses	0.67%	0.67%	0.68%	0.60%	0.59%
Net investment income	1.13%	4.64%	4.86%	3.85%	3.01%
Supplemental Data:
Net assets, end of year (000)	$338,790	$300,148	$274,209	$142,540	$151,335
Portfolio turnover	105%	149%	174%	69%	91%

(2)	Formerly US Government Securities Fund.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Asset Allocation
	For the Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$5.27	$8.53	$8.40	$7.51	$7.33
Income from investment operations:
Net investment income	0.09	0.13	0.17	0.14	0.12
Net realized and unrealized gain (loss)	0.84	(3.26)	0.36	1.03	0.22
Total from investment operations	0.93	(3.13)	0.53	1.17	0.34
Less distributions:
From net investment income	(0.09)	(0.11)	(0.19)	(0.14)	(0.12)
From net realized gain	—	(0.02)	(0.21)	(0.14)	(0.04)
Total distributions	(0.09)	(0.13)	(0.40)	(0.28)	(0.16)
Net Asset Value, end of year	$6.11	$5.27	$8.53	$8.40	$7.51
Total return	17.62%	(36.71)%	6.25%	15.51%	4.54%
Ratios to Average Net Assets:
Expenses	0.81%	0.77%	0.75%	0.75%	0.75%
Net investment income	1.62%	1.70%	1.87%	1.67%	1.48%
Supplemental Data:
Net assets, end of year (000)	$436,590	$418,530	$756,329	$768,381	$737,783
Portfolio turnover	35%	5%	4%	15%	9%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Equity Income
	For the Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$5.79	$9.78	$9.90	$8.87	$8.95
Income from investment operations:
Net investment income	0.09	0.13	0.13	0.14	0.16
Net realized and unrealized gain (loss)	1.95	(3.96)	0.25	1.52	0.36
Total from investment operations	2.04	(3.83)	0.38	1.66	0.52
Less distributions:
From net investment income	(0.13)	—	(0.14)	(0.14)	(0.16)
From net realized gain	—	(0.16)	(0.36)	(0.49)	(0.44)
Total distributions	(0.13)	(0.16)	(0.50)	(0.63)	(0.60)
Net Asset Value, end of year	$7.70	$5.79	$9.78	$9.90	$8.87
Total return	35.28%	(39.19)%	3.76%	18.73%	5.76%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.88%	0.88%	0.88%	0.89%	0.90%
Expenses net of reimbursements/waivers, if any	0.88%	0.88%	0.88%	0.89%	0.89%
Net investment income before reimbursements/waivers	1.49%	1.74%	1.22%	1.48%	1.77%
Net investment income net of reimbursements/waivers, if any	1.49%	1.74%	1.23%	1.49%	1.78%
Supplemental Data:
Net assets, end of year (000)	$1,516,199	$1,102,032	$1,734,750	$1,467,953	$1,260,470
Portfolio turnover	22%	29%	18%	18%	16%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Growth & Income
	For the Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$6.43	$10.56	$11.49	$10.64	$10.12
Income from investment operations:
Net investment income	0.10	0.10	0.12	0.10	0.09
Net realized and unrealized gain (loss)	2.06	(4.13)	0.58	1.32	0.52
Total from investment operations	2.16	(4.03)	0.70	1.42	0.61
Less distributions:
From net investment income	(0.10)	(0.07)	(0.15)	(0.10)	(0.09)
From net realized gain	—	(0.03)	(1.48)	(0.47)	—
Total distributions	(0.10)	(0.10)	(1.63)	(0.57)	(0.09)
Net Asset Value, end of year	$8.49	$6.43	$10.56	$11.49	$10.64
Total return	33.61%	(38.16)%	5.98%	13.28%	6.02%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.82%	0.81%	0.81%	0.81%	0.82%
Expenses net of reimbursements/waivers, if any	0.81%	0.80%	0.80%	0.81%	0.82%
Net investment income before reimbursements/waivers	1.39%	1.20%	0.90%	0.89%	0.87%
Net investment income net of reimbursements/waivers, if any	1.39%	1.21%	0.90%	0.90%	0.88%
Supplemental Data:
Net assets, end of year (000)	$1,023,636	$747,032	$1,101,700	$1,176,614	$1,016,831
Portfolio turnover	111%	58%	41%	38%	27%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Growth
	For the Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$5.91	$10.45	$9.56	$8.70	$8.31
Income from investment operations:
Net investment income	0.04	0.06	0.05	0.03	0.01
Net realized and unrealized gain (loss)	1.79	(4.54)	0.89	0.86	0.39
Total from investment operations	1.83	(4.48)	0.94	0.89	0.40
Less distributions:
From net investment income	(0.04)	(0.06)	(0.05)	(0.03)	(0.01)
Total distributions	(0.04)	(0.06)	(0.05)	(0.03)	(0.01)
Net Asset Value, end of year	$7.70	$5.91	$10.45	$9.56	$8.70
Total return	31.02%	(42.89)%	9.81%	10.21%	4.86%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.86%	0.88%	0.87%	0.90%	0.94%
Expenses net of reimbursements/waivers, if any	0.84%	0.87%	0.87%	0.90%	0.94%
Net investment income before reimbursements/waivers	0.64%	0.63%	0.41%	0.31%	0.11%
Net investment income net of reimbursements/waivers, if any	0.66%	0.64%	0.41%	0.31%	0.11%
Supplemental Data:
Net assets, end of year (000)	$1,814,533	$1,427,675	$2,567,845	$2,783,795	$2,816,803
Portfolio turnover	89%	175%	50%	62%	85%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Select Value
	For the Year Ended December 31,
	2009	2008	For the Period from October 30, 2007* to December 31, 2007
Net Asset Value, beginning of year	$6.07	$9.38	$10.00
Income from investment operations:
Net investment income	0.10	0.12	0.04
Net realized and unrealized gain (loss)	2.14	(3.31)	(0.62)
Total from investment operations	2.24	(3.19)	(0.58)
Less distributions:
From net investment income	(0.06)	(0.12)	(0.04)
Total distributions	(0.06)	(0.12)	(0.04)
Net Asset Value, end of year	$8.25	$6.07	$9.38
Total return	36.99%	(33.96)%	(5.85	)%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	1.04%	1.01%	1.04	%†
Expenses net of reimbursements/waivers, if any	1.04%	0.98%	1.00	%†
Net investment income before reimbursements/waivers	1.42%	1.65%	2.02	%†
Net investment income net of reimbursements/waivers, if any	1.42%	1.68%	2.06	%†
Supplemental Data:
Net assets, end of year (000)	$295,800	$220,955	$294,157
Portfolio turnover	85%	211%	11	%††

*	Commencement of operations

††	Not annualized

†	Annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Aggressive Opportunities
	For the Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$6.32	$11.26	$12.85	$11.63	$10.52
Income from investment operations:
Net investment income (loss)	(0.00)#	0.03	0.01	(0.00)#	0.04
Net realized and unrealized gain (loss)	3.22	(4.68)	0.72	1.56	1.35
Total from investment operations	3.22	(4.65)	0.73	1.56	1.39
Less distributions:
From net investment income	(0.02)	(0.01)	—	(0.05)	(0.28)
From net realized gain	—	(0.28)	(2.32)	(0.29)	—
Total distributions	(0.02)	(0.29)	(2.32)	(0.34)	(0.28)
Net Asset Value, end of year	$9.52	$6.32	$11.26	$12.85	$11.63
Total return	50.95%	(41.29)%	5.53%	13.36%	13.21%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.99%	1.01%	1.02%	1.05%	1.24%
Expenses net of reimbursements/waivers, if any	0.98%	0.96%	1.02%	1.04%	1.22%
Net investment income (loss) before reimbursements/waivers	(0.02)%	0.25%	0.07%	(0.04)%	0.29%
Net investment income (loss) net of reimbursements/waivers, if any	(0.02)%	0.30%	0.08%	(0.03)%	0.31%
Supplemental Data:
Net assets, end of year (000)	$1,010,098	$668,403	$1,154,745	$1,366,708	$1,252,413
Portfolio turnover	53%	57%	45%	88%	45%

#	Rounds to less than $0.01

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Discovery
	For the Year Ended December 31,
	2009	2008	For the Period from October 30, 2007* to December 31, 2007
Net Asset Value, beginning of year	$5.46	$9.25	$10.00
Income from investment operations:
Net investment income	0.08	0.20	0.03
Net realized and unrealized gain (loss)	2.07	(3.77)	(0.68)
Total from investment operations	2.15	(3.57)	(0.65)
Less distributions:
From net investment income	(0.07)	(0.17)	(0.03)
From net realized gain	—	—	(0.07)
Return of capital	—	(0.05)	—
Total distributions	(0.07)	(0.22)	(0.10)
Net Asset Value, end of year	$7.54	$5.46	$9.25
Total return	39.32%	(38.51)%	(6.46	)%††
Ratios to Average Net Assets:
Expenses	0.99%	0.99%	1.07	%†
Net investment income	1.35%	2.12%	2.08	%†
Supplemental Data:
Net assets, end of year (000)	$178,174	$126,382	$173,510
Portfolio turnover	85%	111%	36	%††

*	Commencement of operations

††	Not annualized

†	Annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	International
	For the Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$6.94	$12.19	$12.57	$11.56	$10.06
Income from investment operations:
Net investment income	0.12	0.17	0.18	0.16	0.11
Net realized and unrealized gain (loss)	1.96	(5.29)	1.37	2.29	1.59
Total from investment operations	2.08	(5.12)	1.55	2.45	1.70
Less distributions:
From net investment income	(0.17)	(0.02)	(0.21)	(0.20)	(0.20)
From net realized gain	—	(0.11)	(1.72)	(1.24)	—
Total distributions	(0.17)	(0.13)	(1.93)	(1.44)	(0.20)
Net Asset Value, end of year	$8.85	$6.94	$12.19	$12.57	$11.56
Total return	29.97%	(42.03)%	12.46%	21.14%	16.88%
Ratios to Average Net Assets:
Expenses	1.05%	1.07%	1.10%	1.11%	1.17%
Net investment income	1.70%	1.95%	1.15%	1.08%	1.06%
Supplemental Data:
Net assets, end of year (000)	$1,015,627	$766,210	$1,145,029	$1,049,831	$722,161
Portfolio turnover	164%	59%	60%	65%	42%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Diversified Assets(3)
	For the Year Ended December 31,
	2009	2008	For the Period from October 30, 2007* to December 31, 2007
Net Asset Value, beginning of year	$9.28	$9.95	$10.00
Income from investment operations:
Net investment income	0.09	0.28	0.06
Net realized and unrealized gain (loss)	0.53	(0.95)	(0.07)
Total from investment operations	0.62	(0.67)	(0.01)
Less distributions:
From net investment income	(0.05)	—	(0.04)
From net realized gain	—	(0.00)#	—
Total distributions	(0.05)	(0.00)#	(0.04)
Net Asset Value, end of year	$9.85	$9.28	$9.95
Total return	6.64%	(6.73)%	(0.07	)%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.96%	1.00%	1.02	%†
Expenses net of reimbursements/waivers, if any	0.95%	0.99%	1.01	%†
Net investment income before reimbursements/waivers	1.05%	2.30%	3.52	%†
Net investment income net of reimbursements/waivers, if any	1.06%	2.31%	3.53	%†
Supplemental Data:
Net assets, end of year (000)	$453,196	$338,090	$465,175
Portfolio turnover	129%	89%	16	%††

(3)	Renamed Diversifying Strategies Fund effective January 4, 2010.

*	Commencement of operations

#	Rounds to less than $0.01

††	Not annualized

†	Annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Core Bond Index Class I
	For the Year Ended December 31,
	2009	2008	2007	2006	2005(a)
Net Asset Value, beginning of year	$9.81	$9.87	$9.75	$9.90	$10.17
Income from investment operations:
Net investment income	0.40	0.46	0.47	0.44	0.41
Net realized and unrealized gain (loss)	0.13	(0.02)	0.15	(0.08)	(0.21)
Total from investment operations	0.53	0.44	0.62	0.36	0.20
Less distributions:
From net investment income	(0.45)	(0.50)	(0.50)	(0.47)	(0.47)
Return of capital	—	—	—	(0.04)	—
Total distributions	(0.45)	(0.50)	(0.50)	(0.51)	(0.47)
Net Asset Value, end of year	$9.89	$9.81	$9.87	$9.75	$9.90
Total return	5.57%	4.63%	6.52%	3.82%	1.98%
Ratios to Average Net Assets:
Expenses	0.42%	0.44%	0.44%	0.44%	0.45%
Net investment income	3.99%	4.70%	4.71%	4.50%	4.03%
Supplemental Data:
Net assets, end of year (000)	$857,504	$656,279	$888,541	$988,984	$865,929
Portfolio turnover	60%	49%	76%	28%	31%

(a)	Per share amounts were calculated using the average shares outstanding method.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Core Bond Index Class II
	For the Year Ended December 31,
	2009	2008	2007	2006	2005(a)
Net Asset Value, beginning of year	$9.86	$9.92	$9.80	$9.94	$10.21
Income from investment operations:
Net investment income	0.42	0.48	0.49	0.46	0.43
Net realized and unrealized gain (loss)	0.13	(0.02)	0.15	(0.07)	(0.21)
Total from investment operations	0.55	0.46	0.64	0.39	0.22
Less distributions:
From net investment income	(0.47)	(0.52)	(0.52)	(0.49)	(0.49)
Return of capital	—	—	—	(0.04)	—
Total distributions	(0.47)	(0.52)	(0.52)	(0.53)	(0.49)
Net Asset Value, end of year	$9.94	$9.86	$9.92	$9.80	$9.94
Total return	5.74%	4.82%	6.71%	4.11%	2.17%
Ratios to Average Net Assets:
Expenses	0.22%	0.24%	0.24%	0.24%	0.25%
Net investment income	4.21%	4.90%	4.91%	4.70%	4.23%
Supplemental Data:
Net assets, end of year (000)	$238,193	$220,355	$201,573	$170,987	$165,467
Portfolio turnover	60%	49%	76%	28%	31%

(a)	Per share amounts were calculated using the average shares outstanding method.

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	500 Stock Index Class I
	For the Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$7.12	$11.63	$11.23	$9.87	$9.58
Income from investment operations:
Net investment income	0.16	0.18	0.22	0.18	0.15
Net realized and unrealized gain (loss)	1.70	(4.52)	0.35	1.33	0.28
Total from investment operations	1.86	(4.34)	0.57	1.51	0.43
Less distributions:
From net investment income	(0.17)	(0.17)	(0.17)	(0.15)	(0.14)
Total distributions	(0.17)	(0.17)	(0.17)	(0.15)	(0.14)
Net Asset Value, end of year	$8.81	$7.12	$11.63	$11.23	$9.87
Total return	26.13%	(37.31)%	5.06%	15.27%	4.44%
Ratios to Average Net Assets:
Expenses	0.44%	0.46%	0.45%	0.45%	0.46%
Net investment income	2.19%	1.92%	1.55%	1.53%	1.42%
Supplemental Data:
Net assets, end of year (000)	$85,772	$59,748	$95,694	$107,977	$108,030
Portfolio turnover	15%	7%	5%	4%	5%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	500 Stock Index Class II
	For the Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$6.73	$11.01	$10.65	$9.36	$9.10
Income from investment operations:
Net investment income	0.19	0.19	0.20	0.17	0.15
Net realized and unrealized gain (loss)	1.58	(4.28)	0.36	1.29	0.27
Total from investment operations	1.77	(4.09)	0.56	1.46	0.42
Less distributions:
From net investment income	(0.18)	(0.19)	(0.20)	(0.17)	(0.16)
Total distributions	(0.18)	(0.19)	(0.20)	(0.17)	(0.16)
Net Asset Value, end of year	$8.32	$6.73	$11.01	$10.65	$9.36
Total return	26.35%	(37.15)%	5.22%	15.60%	4.57%
Ratios to Average Net Assets:
Expenses	0.24%	0.26%	0.25%	0.25%	0.26%
Net investment income	2.40%	2.13%	1.75%	1.73%	1.62%
Supplemental Data:
Net assets, end of year (000)	$237,743	$200,989	$316,248	$287,392	$241,849
Portfolio turnover	15%	7%	5%	4%	5%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Broad Market Index Class I
	For the Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$7.53	$12.25	$11.81	$10.35	$9.90
Income from investment operations:
Net investment income	0.17	0.21	0.26	0.22	0.17
Net realized and unrealized gain (loss)	1.92	(4.75)	0.35	1.38	0.42
Total from investment operations	2.09	(4.54)	0.61	1.60	0.59
Less distributions:
From net investment income	(0.15)	(0.18)	(0.17)	(0.14)	(0.14)
Total distributions	(0.15)	(0.18)	(0.17)	(0.14)	(0.14)
Net Asset Value, end of year	$9.47	$7.53	$12.25	$11.81	$10.35
Total return	27.78%	(37.06)%	5.15%	15.46%	5.91%
Ratios to Average Net Assets:
Expenses	0.43%	0.44%	0.44%	0.44%	0.45%
Net investment income	2.05%	1.81%	1.48%	1.42%	1.37%
Supplemental Data:
Net assets, end of year (000)	$119,777	$94,710	$170,584	$195,651	$208,588
Portfolio turnover	7%	4%	2%	2%	2%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Broad Market Index Class II
	For the Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$7.09	$11.57	$11.17	$9.80	$9.37
Income from investment operations:
Net investment income	0.18	0.20	0.20	0.17	0.15
Net realized and unrealized gain (loss)	1.81	(4.48)	0.40	1.37	0.44
Total from investment operations	1.99	(4.28)	0.60	1.54	0.59
Less distributions:
From net investment income	(0.17)	(0.20)	(0.20)	(0.17)	(0.16)
Total distributions	(0.17)	(0.20)	(0.20)	(0.17)	(0.16)
Net Asset Value, end of year	$8.91	$7.09	$11.57	$11.17	$9.80
Total return	28.04%	(36.97)%	5.35%	15.68%	6.27%
Ratios to Average Net Assets:
Expenses	0.23%	0.24%	0.24%	0.24%	0.25%
Net investment income	2.26%	2.03%	1.68%	1.63%	1.52%
Supplemental Data:
Net assets, end of year (000)	$358,250	$295,297	$484,534	$449,961	$389,843
Portfolio turnover	7%	4%	2%	2%	2%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Mid/Small Company Index Class I
	For the Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$9.17	$16.23	$16.52	$14.99	$13.80
Income from investment operations:
Net investment income	0.13	0.18	0.16	0.16	0.13
Net realized and unrealized gain (loss)	3.19	(6.46)	0.68	2.09	1.20
Total from investment operations	3.32	(6.28)	0.84	2.25	1.33
Less distributions:
From net investment income	(0.14)	(0.18)	(0.20)	(0.12)	(0.14)
From net realized gain	—	(0.59)	(0.93)	(0.60)	—
Return of capital	—	(0.01)	—	—	—
Total distributions	(0.14)	(0.78)	(1.13)	(0.72)	(0.14)
Net Asset Value, end of year	$12.35	$9.17	$16.23	$16.52	$14.99
Total return	36.19%	(38.57)%	4.98%	14.99%	9.63%
Ratios to Average Net Assets:
Expenses	0.48%	0.50%	0.50%	0.51%	0.52%
Net investment income	1.46%	1.47%	1.16%	1.04%	1.01%
Supplemental Data:
Net assets, end of year (000)	$134,165	$82,628	$105,496	$78,663	$68,330
Portfolio turnover	25%	15%	18%	20%	12%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Mid/Small Company Index Class II
	For the Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$8.71	$15.48	$15.80	$14.36	$13.22
Income from investment operations:
Net investment income	0.17	0.23	0.22	0.20	0.17
Net realized and unrealized gain (loss)	3.00	(6.20)	0.61	2.00	1.14
Total from investment operations	3.17	(5.97)	0.83	2.20	1.31
Less distributions:
From net investment income	(0.15)	(0.20)	(0.22)	(0.16)	(0.17)
From net realized gain	—	(0.59)	(0.93)	(0.60)	—
Return of capital	—	(0.01)	—	—	—
Total distributions	(0.15)	(0.80)	(1.15)	(0.76)	(0.17)
Net Asset Value, end of year	$11.73	$8.71	$15.48	$15.80	$14.36
Total return	36.47%	(38.44)%	5.20%	15.24%	9.87%
Ratios to Average Net Assets:
Expenses	0.28%	0.30%	0.30%	0.31%	0.32%
Net investment income	1.66%	1.63%	1.36%	1.24%	1.20%
Supplemental Data:
Net assets, end of year (000)	$97,453	$71,965	$121,950	$106,900	$95,502
Portfolio turnover	25%	15%	18%	20%	12%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Overseas Equity Index Class I
	For the Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$8.20	$14.80	$13.79	$11.26	$10.17
Income from investment operations:
Net investment income	0.22	0.39	0.35	0.21	0.18
Net realized and unrealized gain (loss)	2.12	(6.61)	1.05	2.64	1.12
Total from investment operations	2.34	(6.22)	1.40	2.85	1.30
Less distributions:
From net investment income	(0.24)	(0.32)	(0.38)	(0.32)	(0.21)
From net realized gain	—	(0.06)	(0.01)	—	—
Total distributions	(0.24)	(0.38)	(0.39)	(0.32)	(0.21)
Net Asset Value, end of year	$10.30	$8.20	$14.80	$13.79	$11.26
Total return	28.63%	(42.05)%	10.17%	25.35%	12.74%
Ratios to Average Net Assets:
Expenses	0.59%	0.63%	0.63%	0.73%	0.95%
Net investment income	2.61%	3.07%	2.36%	2.15%	1.82%
Supplemental Data:
Net assets, end of year (000)	$52,937	$36,021	$70,723	$55,259	$32,639
Portfolio turnover	5%	6%	5%	3%	8%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Overseas Equity Index Class II
	For the Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$7.72	$13.98	$13.06	$10.67	$9.64
Income from investment operations:
Net investment income	0.23	0.39	0.35	0.25	0.20
Net realized and unrealized gain (loss)	2.00	(6.25)	0.99	2.48	1.06
Total from investment operations	2.23	(5.86)	1.34	2.73	1.26
Less distributions:
From net investment income	(0.26)	(0.34)	(0.41)	(0.34)	(0.23)
From net realized gain	—	(0.06)	(0.01)	—	—
Total distributions	(0.26)	(0.40)	(0.42)	(0.34)	(0.23)
Net Asset Value, end of year	$9.69	$7.72	$13.98	$13.06	$10.67
Total return	28.94%	(41.90)%	10.30%	25.64%	13.03%
Ratios to Average Net Assets:
Expenses	0.39%	0.43%	0.43%	0.53%	0.75%
Net investment income	2.83%	3.27%	2.56%	2.37%	1.98%
Supplemental Data:
Net assets, end of year (000)	$128,002	$92,719	$178,661	$107,963	$56,920
Portfolio turnover	5%	6%	5%	3%	8%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Model Portfolio Savings Oriented
	For the Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$20.58	$24.70	$24.70	$24.23	$24.21
Income from investment operations:
Net investment income	0.49	0.73	0.88	0.84	0.72
Net realized and unrealized gain (loss)	2.64	(3.63)	0.63	0.83	0.02
Total from investment operations	3.13	(2.90)	1.51	1.67	0.74
Less distributions:
From net investment income	(0.48)	(0.70)	(0.96)	(0.86)	(0.72)
From net realized gain	(0.01)	(0.52)	(0.55)	(0.34)	—
Total distributions	(0.49)	(1.22)	(1.51)	(1.20)	(0.72)
Net Asset Value, end of year	$23.22	$20.58	$24.70	$24.70	$24.23
Total return	15.18%	(11.67)%	6.15%	6.90%	3.06%
Ratios to Average Net Assets:
Expenses	0.16%	0.16%	0.15%	0.15%	0.16%
Net investment income	2.36%	2.88%	3.66%	3.36%	3.01%
Supplemental Data:
Net assets, end of year (000)	$307,297	$255,970	$311,455	$292,287	$281,036
Portfolio turnover	7%	18%	27%	11%	9%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Model Portfolio Conservative Growth
	For the Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$19.04	$24.62	$24.48	$23.24	$22.87
Income from investment operations:
Net investment income	0.44	0.58	0.68	0.69	0.62
Net realized and unrealized gain (loss)	3.08	(4.92)	0.92	1.26	0.37
Total from investment operations	3.52	(4.34)	1.60	1.95	0.99
Less distributions:
From net investment income	(0.43)	(0.53)	(0.75)	(0.71)	(0.62)
From net realized gain	—	(0.71)	(0.71)	—	—
Total distributions	(0.43)	(1.24)	(1.46)	(0.71)	(0.62)
Net Asset Value, end of year	$22.13	$19.04	$24.62	$24.48	$23.24
Total return	18.50%	(17.56)%	6.57%	8.38%	4.31%
Ratios to Average Net Assets:
Expenses	0.15%	0.15%	0.14%	0.15%	0.15%
Net investment income	2.20%	2.40%	2.99%	2.86%	2.72%
Supplemental Data:
Net assets, end of year (000)	$528,183	$449,433	$597,775	$549,966	$512,992
Portfolio turnover	13%	19%	27%	9%	7%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Model Portfolio Traditional Growth
	For the Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$16.65	$24.04	$24.26	$22.46	$21.67
Income from investment operations:
Net investment income	0.33	0.38	0.46	0.48	0.47
Net realized and unrealized gain (loss)	3.62	(6.53)	1.25	1.86	0.79
Total from investment operations	3.95	(6.15)	1.71	2.34	1.26
Less distributions:
From net investment income	(0.30)	(0.30)	(0.56)	(0.51)	(0.47)
From net realized gain	(0.02)	(0.94)	(1.37)	(0.03)	—
Total distributions	(0.32)	(1.24)	(1.93)	(0.54)	(0.47)
Net Asset Value, end of year	$20.28	$16.65	$24.04	$24.26	$22.46
Total return	23.72%	(25.39)%	7.03%	10.42%	5.79%
Ratios to Average Net Assets:
Expenses	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income	1.86%	1.74%	2.23%	2.13%	2.21%
Supplemental Data:
Net assets, end of year (000)	$1,353,050	$1,072,076	$1,487,224	$1,331,012	$1,135,671
Portfolio turnover	8%	20%	28%	6%	4%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Model Portfolio Long-Term Growth
	For the Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$15.35	$24.26	$24.56	$22.16	$21.02
Income from investment operations:
Net investment income	0.26	0.24	0.26	0.34	0.38
Net realized and unrealized gain (loss)	3.99	(7.81)	1.64	2.43	1.14
Total from investment operations	4.25	(7.57)	1.90	2.77	1.52
Less distributions:
From net investment income	(0.21)	(0.21)	(0.43)	(0.32)	(0.38)
From net realized gain	(0.09)	(1.13)	(1.77)	(0.05)	—
Total distributions	(0.30)	(1.34)	(2.20)	(0.37)	(0.38)
Net Asset Value, end of year	$19.30	$15.35	$24.26	$24.56	$22.16
Total return	27.67%	(30.99)%	7.74%	12.50%	7.24%
Ratios to Average Net Assets:
Expenses	0.13%	0.13%	0.12%	0.13%	0.14%
Net investment income	1.63%	1.16%	1.57%	1.51%	1.87%
Supplemental Data:
Net assets, end of year (000)	$1,621,102	$1,203,596	$1,677,987	$1,470,918	$1,209,329
Portfolio turnover	5%	14%	27%	6%	7%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Model Portfolio All-Equity Growth
	For the Year Ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$13.07	$24.63	$25.88	$22.96	$21.39
Income from investment operations:
Net investment income	0.18	0.11	0.04	0.15	0.25
Net realized and unrealized gain (loss)	4.41	(10.01)	1.98	3.19	1.57
Total from investment operations	4.59	(9.90)	2.02	3.34	1.82
Less distributions:
From net investment income	(0.15)	(0.12)	(0.21)	(0.19)	(0.25)
From net realized gain	(0.13)	(1.54)	(3.06)	(0.23)	—
Total distributions	(0.28)	(1.66)	(3.27)	(0.42)	(0.25)
Net Asset Value, end of year	$17.38	$13.07	$24.63	$25.88	$22.96
Total return	35.07%	(39.86)%	7.75%	14.58%	8.49%
Ratios to Average Net Assets:
Expenses	0.14%	0.15%	0.14%	0.15%	0.16%
Net investment income	1.30%	0.57%	0.82%	0.71%	1.30%
Supplemental Data:
Net assets, end of year (000)	$591,533	$385,657	$597,973	$470,888	$303,975
Portfolio turnover	3%	7%	23%	6%	2%

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone Retirement Income
	For the Year Ended December 31,
	2009	2008	2007	2006	For the Period from January 3, 2005* to December 31, 2005
Net Asset Value, beginning of year	$8.56	$10.61	$10.51	$10.14	$10.00
Income from investment operations:
Net investment income	0.16	0.29	0.27	0.29	0.19
Net realized and unrealized gain (loss)	1.26	(1.76)	0.36	0.48	0.15
Total from investment operations	1.42	(1.47)	0.63	0.77	0.34
Less distributions:
From net investment income	(0.15)	(0.29)	(0.29)	(0.29)	(0.19)
From net realized gain	(0.02)	(0.29)	(0.24)	(0.11)	(0.01)
Total distributions	(0.17)	(0.58)	(0.53)	(0.40)	(0.20)
Net Asset Value, end of year	$9.81	$8.56	$10.61	$10.51	$10.14
Total return	16.53%	(13.76)%	6.05%	7.52%	3.39	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.25%	0.27%	0.30%	0.53%	1.20	%†
Expenses net of reimbursements/waivers, if any	0.20%	0.07%	0.14%	0.16%	0.15	%†
Net investment income before reimbursements/waivers	2.29%	2.55%	3.48%	3.06%	2.54	%†
Net investment income net of reimbursements/waivers, if any	2.34%	2.74%	3.63%	3.43%	3.59	%†
Supplemental Data:
Net assets, end of year (000)	$76,683	$43,323	$54,573	$22,534	$13,146
Portfolio turnover	14%	36%	63%	25%	35	%††

*	Commencement of operations

††	Not annualized

†	Annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2010
	For the Year Ended December 31,
	2009	2008	2007	2006	For the Period from January 3, 2005* to December 31, 2005
Net Asset Value, beginning of year	$8.27	$10.65	$10.85	$10.28	$10.00
Income from investment operations:
Net investment income	0.18	0.23	0.27	0.24	0.18
Net realized and unrealized gain (loss)	1.29	(2.09)	0.42	0.68	0.29
Total from investment operations	1.47	(1.86)	0.69	0.92	0.47
Less distributions:
From net investment income	(0.14)	(0.23)	(0.30)	(0.25)	(0.18)
From net realized gain	(0.04)	(0.29)	(0.59)	(0.10)	(0.01)
Total distributions	(0.18)	(0.52)	(0.89)	(0.35)	(0.19)
Net Asset Value, end of year	$9.56	$8.27	$10.65	$10.85	$10.28
Total return	17.71%	(17.34)%	6.43%	8.95%	4.65	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.22%	0.23%	0.24%	0.32%	0.62	%†
Expenses net of reimbursements/waivers, if any	0.19%	0.13%	0.18%	0.18%	0.15	%†
Net investment income before reimbursements/waivers	2.15%	2.31%	2.97%	2.74%	2.49	%†
Net investment income net of reimbursements/waivers, if any	2.17%	2.41%	3.02%	2.88%	2.97	%†
Supplemental Data:
Net assets, end of year (000)	$90,790	$65,043	$70,403	$48,483	$26,638
Portfolio turnover	20%	27%	58%	15%	18	%††

*	Commencement of operations

††	Not annualized

†	Annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2015
	For the Year Ended December 31,
	2009	2008	2007	2006	For the Period from January 3, 2005* to December 31, 2005
Net Asset Value, beginning of year	$7.96	$11.13	$11.29	$10.44	$10.00
Income from investment operations:
Net investment income	0.16	0.17	0.22	0.19	0.15
Net realized and unrealized gain (loss)	1.58	(2.80)	0.56	0.94	0.44
Total from investment operations	1.74	(2.63)	0.78	1.13	0.59
Less distributions:
From net investment income	(0.11)	(0.18)	(0.25)	(0.20)	(0.15)
From net realized gain	(0.06)	(0.36)	(0.69)	(0.08)	(0.00	)#
Total distributions	(0.17)	(0.54)	(0.94)	(0.28)	(0.15)
Net Asset Value, end of year	$9.53	$7.96	$11.13	$11.29	$10.44
Total return	21.84%	(23.54)%	6.88%	10.87%	5.93	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.18%	0.19%	0.18%	0.24%	0.48	%†
Expenses net of reimbursements/waivers, if any	0.17%	0.14%	0.18%	0.17%	0.15	%†
Net investment income before reimbursements/waivers	2.06%	1.81%	2.57%	2.33%	2.43	%†
Net investment income net of reimbursements/waivers, if any	2.07%	1.85%	2.57%	2.39%	2.76	%†
Supplemental Data:
Net assets, end of year (000)	$185,989	$120,249	$138,535	$84,357	$41,455
Portfolio turnover	12%	21%	40%	10%	8	%††

*	Commencement of operations

#	Rounds to less than $0.01

††	Not annualized

†	Annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2020
	For the Year Ended December 31,
	2009	2008	2007	2006	For the Period from January 3, 2005* to December 31, 2005
Net Asset Value, beginning of year	$7.83	$11.38	$11.52	$10.50	$10.00
Income from investment operations:
Net investment income	0.16	0.13	0.20	0.18	0.14
Net realized and unrealized gain (loss)	1.68	(3.20)	0.63	1.07	0.50
Total from investment operations	1.84	(3.07)	0.83	1.25	0.64
Less distributions:
From net investment income	(0.16)	(0.14)	(0.23)	(0.18)	(0.14)
From net realized gain	(0.08)	(0.34)	(0.74)	(0.05)	(0.00	)#
Total distributions	(0.24)	(0.48)	(0.97)	(0.23)	(0.14)
Net Asset Value, end of year	$9.43	$7.83	$11.38	$11.52	$10.50
Total return	23.43%	(26.86)%	7.17%	11.92%	6.48	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.18%	0.19%	0.20%	0.28%	0.67	%†
Expenses net of reimbursements/waivers, if any	0.17%	0.15%	0.19%	0.18%	0.15	%†
Net investment income before reimbursements/waivers	2.16%	1.50%	2.23%	2.05%	2.14	%†
Net investment income net of reimbursements/waivers, if any	2.17%	1.54%	2.24%	2.16%	2.67	%†
Supplemental Data:
Net assets, end of year (000)	$186,148	$112,440	$112,064	$62,402	$27,240
Portfolio turnover	7%	12%	40%	5%	6	%††

*	Commencement of operations

#	Rounds to less than $0.01

††	Not annualized

†	Annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2025
	For the Year Ended December 31,
	2009	2008	2007	2006	For the Period from January 3, 2005* to December 31, 2005
Net Asset Value, beginning of year	$7.58	$11.55	$11.72	$10.58	$10.00
Income from investment operations:
Net investment income	0.14	0.10	0.16	0.15	0.14
Net realized and unrealized gain (loss)	1.78	(3.57)	0.68	1.19	0.58
Total from investment operations	1.92	(3.47)	0.84	1.34	0.72
Less distributions:
From net investment income	(0.14)	(0.11)	(0.20)	(0.16)	(0.14)
From net realized gain	(0.08)	(0.39)	(0.81)	(0.04)	(0.00	)#
Total distributions	(0.22)	(0.50)	(1.01)	(0.20)	(0.14)
Net Asset Value, end of year	$9.28	$7.58	$11.55	$11.72	$10.58
Total return	25.40%	(29.90)%	7.17%	12.70%	7.18	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.19%	0.21%	0.22%	0.33%	0.90	%†
Expenses net of reimbursements/waivers, if any	0.18%	0.15%	0.18%	0.18%	0.15	%†
Net investment income before reimbursements/waivers	2.03%	1.17%	1.98%	1.81%	1.81	%†
Net investment income net of reimbursements/waivers, if any	2.04%	1.22%	2.02%	1.96%	2.56	%†
Supplemental Data:
Net assets, end of year (000)	$146,397	$81,317	$83,891	$48,804	$19,479
Portfolio turnover	5%	11%	38%	4%	7	%††

*	Commencement of operations

#	Rounds to less than $0.01

††	Not annualized

†	Annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2030
	For the Year Ended December 31,
	2009	2008	2007	2006	For the Period from January 3, 2005* to December 31, 2005
Net Asset Value, beginning of year	$7.45	$11.75	$11.88	$10.64	$10.00
Income from investment operations:
Net investment income	0.13	0.08	0.14	0.14	0.13
Net realized and unrealized gain (loss)	1.90	(3.92)	0.70	1.30	0.64
Total from investment operations	2.03	(3.84)	0.84	1.44	0.77
Less distributions:
From net investment income	(0.13)	(0.09)	(0.18)	(0.15)	(0.13)
From net realized gain	(0.09)	(0.37)	(0.79)	(0.05)	(0.00	)#
Total distributions	(0.22)	(0.46)	(0.97)	(0.20)	(0.13)
Net Asset Value, end of year	$9.26	$7.45	$11.75	$11.88	$10.64
Total return	27.33%	(32.54)%	7.11%	13.52%	7.68	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.20%	0.23%	0.26%	0.51%	1.75	%†
Expenses net of reimbursements/waivers, if any	0.19%	0.16%	0.20%	0.18%	0.15	%†
Net investment income before reimbursements/waivers	1.89%	1.01%	1.78%	1.43%	0.98	%†
Net investment income net of reimbursements/waivers, if any	1.90%	1.07%	1.85%	1.76%	2.58	%†
Supplemental Data:
Net assets, end of year (000)	$121,219	$66,183	$61,465	$26,007	$10,054
Portfolio turnover	4%	10%	43%	3%	15	%††

*	Commencement of operations

#	Rounds to less than $0.01

††	Not annualized

†	Annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2035
	For the Year Ended December 31,
	2009	2008	2007	2006	For the Period from January 3, 2005* to December 31, 2005
Net Asset Value, beginning of year	$7.21	$11.83	$11.98	$10.69	$10.00
Income from investment operations:
Net investment income	0.13	0.08	0.12	0.13	0.12
Net realized and unrealized gain (loss)	1.98	(4.23)	0.75	1.36	0.69
Total from investment operations	2.11	(4.15)	0.87	1.49	0.81
Less distributions:
From net investment income	(0.13)	(0.08)	(0.17)	(0.13)	(0.12)
From net realized gain	(0.09)	(0.39)	(0.85)	(0.07)	(0.00	)#
Total distributions	(0.22)	(0.47)	(1.02)	(0.20)	(0.12)
Net Asset Value, end of year	$9.10	$7.21	$11.83	$11.98	$10.69
Total return	29.22%	(34.91)%	7.25%	14.00%	8.13	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.25%	0.31%	0.40%	0.76%	3.50	%†
Expenses net of reimbursements/waivers, if any	0.22%	0.19%	0.20%	0.18%	0.15	%†
Net investment income (loss) before reimbursements/waivers	1.92%	0.90%	1.60%	1.04%	(1.09	)%†
Net investment income net of reimbursements/waivers, if any	1.95%	1.03%	1.80%	1.62%	2.26	%†
Supplemental Data:
Net assets, end of year (000)	$76,875	$37,375	$34,831	$16,418	$4,458
Portfolio turnover	4%	9%	40%	10%	13	%††

*	Commencement of operations

#	Rounds to less than $0.01

††	Not annualized

†	Annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS

Financial Highlights
(For a share outstanding throughout each period)

	Milestone 2040
	For the Year Ended December 31,
	2009	2008	2007	2006	For the Period from January 3, 2005* to December 31, 2005
Net Asset Value, beginning of year	$7.10	$11.85	$11.91	$10.68	$10.00
Income from investment operations:
Net investment income	0.13	0.08	0.11	0.12	0.12
Net realized and unrealized gain (loss)	2.05	(4.38)	0.75	1.39	0.70
Total from investment operations	2.18	(4.30)	0.86	1.51	0.82
Less distributions:
From net investment income	(0.13)	(0.08)	(0.16)	(0.13)	(0.12)
From net realized gain	(0.08)	(0.37)	(0.76)	(0.15)	(0.02)
Total distributions	(0.21)	(0.45)	(0.92)	(0.28)	(0.14)
Net Asset Value, end of year	$9.07	$7.10	$11.85	$11.91	$10.68
Total return	30.70%	(36.13)%	7.23%	14.14%	8.14	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.23%	0.32%	0.43%	1.11%	5.49	%†
Expenses net of reimbursements/waivers, if any	0.21%	0.19%	0.19%	0.18%	0.15	%†
Net investment income (loss) before reimbursements/waivers	2.05%	0.92%	1.61%	0.90%	(2.91	)%†
Net investment income net of reimbursements/waivers, if any	2.06%	1.05%	1.85%	1.83%	2.43	%†
Supplemental Data:
Net assets, end of year (000)	$91,348	$38,001	$32,882	$12,699	$3,087
Portfolio turnover	4%	11%	47%	24%	35	%††

*	Commencement of operations

††	Not annualized

†	Annualized

See Notes to Financial Statements.

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS

1.	Organization

The Vantagepoint Funds (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Delaware statutory trust on July 28, 1998. The Company consisted of the following series on December 31, 2009:

The “Actively Managed Funds”:	The “Index Funds”:
Money Market Fund	Core Bond Index Fund
Low Duration Bond Fund	500 Stock Index Fund
Inflation Protected Securities Fund	Broad Market Index Fund
Asset Allocation Fund	Mid/Small Company Index Fund
Equity Income Fund	Overseas Equity Index Fund
Growth & Income Fund
Growth Fund
Select Value Fund
Aggressive Opportunities Fund
Discovery Fund
International Fund
Diversified Assets Fund (Renamed Diversifying Strategies Fund effective January 4, 2010)

The “Milestone Funds”:	The “Model Portfolio Funds”:
Milestone Retirement Income Fund	Model Portfolio Savings Oriented Fund
Milestone 2010 Fund	Model Portfolio Conservative Growth Fund
Milestone 2015 Fund	Model Portfolio Traditional Growth Fund
Milestone 2020 Fund	Model Portfolio Long-Term Growth Fund
Milestone 2025 Fund	Model Portfolio All-Equity Growth Fund
Milestone 2030 Fund
Milestone 2035 Fund
Milestone 2040 Fund

The Milestone Funds commenced operations on January 3, 2005. Each fund received $500,000 in exchange for shares purchased by the ICMA Retirement Corporation (“ICMA-RC”), the parent company of Vantagepoint Investment Advisers, LLC (“VIA” or the “Adviser”), the investment adviser to each series of the Company.

The Select Value, Discovery and Diversified Assets Funds commenced operations on October 30, 2007. Each fund received $100 in exchange for shares purchased by ICMA-RC, the parent company of VIA, the investment adviser to each series of the Company.

The Actively Managed, Model Portfolio and Milestone Funds each offer a single class of shares. The Index Funds offer two classes of shares: Class I Shares and Class II Shares. The two classes of shares differ principally in their respective level of account-based services and the fees associated with such services. Ordinary dividends to shareholders are allocated to each class, based upon shares outstanding on the record date of distribution. Neither class has preferential dividend rights. Differences in per share dividend rates are generally due to differences in separate class expenses.

On May 1, 2007, the Short-Term Bond Fund changed its name to the Low Duration Bond Fund as a result of a change in investment strategy wherein the Low Duration Bond Fund now seeks to maintain a maximum portfolio effective duration of three years. Also, effective May 1, 2007, the principal investment strategy of the Inflation Protected Securities Fund (then known as the US Government Securities Fund) was changed to provide that the fund invests, under normal circumstances, at least 80% of its net assets in inflation adjusted U.S. and non-U.S. fixed-income securities. In connection with this change in investment strategy, the name of the fund was changed to the Inflation Protected Securities Fund and the fund underwent a change in subadvisers.

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

The Model Portfolio Funds Structure

The Model Portfolio Funds invest entirely in other series of the Company (“underlying funds”). Subject to the supervision of the Company’s Board of Directors (“Board”), VIA may make allocation changes to the underlying funds based on its periodic analysis to identify the allocation of assets among the different underlying funds that it believes is optimum for each Model Portfolio Fund. Each Model Portfolio Fund has a different degree of potential risk and reward and is diversified among various underlying funds in differing allocations. The underlying funds of each Model Portfolio Fund and the investment allocation in each underlying fund as of December 31, 2009, were as follows:

	Model Portfolio Funds
Fund	Savings Oriented	Conservative Growth	Traditional Growth	Long-Term Growth	All-Equity Growth
Fixed Income—%
Low Duration Bond	43.00%	23.00%	8.00%	0.00%	0.00%
Core Bond Index, Class I	13.00%	20.50%	18.00%	15.00%	0.00%
Inflation Protected Securities	9.00%	6.50%	4.00%	0.00%	0.00%
Total Fixed Income—%	65.00%	50.00%	30.00%	15.00%	0.00%

Equity—%
Equity Income	10.00%	11.00%	12.00%	13.00%	18.00%
Growth & Income	10.00%	9.00%	12.00%	13.00%	17.00%
Growth	0.00%	6.00%	10.00%	11.50%	17.00%
Select Value	0.00%	3.00%	5.50%	8.50%	9.50%
Aggressive Opportunities	0.00%	3.00%	5.50%	8.50%	9.50%
Discovery	0.00%	0.00%	3.00%	4.50%	9.00%
International	5.00%	8.00%	12.00%	16.00%	20.00%
Total Equity—%	25.00%	40.00%	60.00%	75.00%	100.00%

Multi-Strategy—%
Diversified Assets	10.00%	10.00%	10.00%	10.00%	0.00%
Total Multi-Strategy—%	10.00%	10.00%	10.00%	10.00%	0.00%

Total—%	100.00%	100.00%	100.00%	100.00%	100.00%

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

The Milestone Funds Structure

The Milestone Funds invest entirely in underlying funds. Subject to the supervision of the Board, VIA may make allocation changes to the underlying funds based on its periodic analysis to identify the allocation of assets among the different underlying funds that it believes is optimum for each Milestone Fund. Each fund invests in a combination of underlying funds that is believed to be appropriate given the time remaining until a Milestone Fund’s stated retirement date, except for the Milestone Retirement Fund, which is designed for investors who are very close or who at retirement. VIA adjusts the asset allocation of each “dated” Milestone Fund to become more conservative as the designated year approaches*. Each Milestone Fund has a different degree of potential risk and reward and is diversified among various underlying funds in differing allocations. The underlying funds of each Milestone Fund and the investment allocation in each underlying fund as of December 31, 2009, were as follows:

	Milestone Funds
Fund	Retirement Income	2010	2015	2020
Fixed Income—%
Low Duration Bond	40.00%	36.50%	20.00%	9.00%
Core Bond Index, Class I	11.00%	11.00%	12.80%	19.35%
Inflation Protected Securities	9.00%	8.50%	5.20%	0.00%
Total Fixed Income—%	60.00%	56.00%	38.00%	28.35%
Equity—%
Equity Income	12.00%	13.00%	17.80%	21.30%
Growth & Income	12.00%	11.80%	11.00%	11.30%
Growth	0.00%	1.40%	7.20%	8.20%
Mid/Small Company Index, Class I	0.00%	1.00%	5.60%	8.50%
International	6.00%	6.80%	10.40%	12.35%
Total Equity—%	30.00%	34.00%	52.00%	61.65%
Multi-Strategy—%
Diversified Assets	10.00%	10.00%	10.00%	10.00%
Total Multi-Strategy—%	10.00%	10.00%	10.00%	10.00%
Total—%	100.00%	100.00%	100.00%	100.00%

	Milestone Funds
Fund	2025	2030	2035	2040
Fixed Income—%
Low Duration Bond	4.00%	0.00%	0.00%	0.00%
Core Bond Index, Class I	16.10%	13.15%	11.40%	10.00%
Inflation Protected Securities	0.00%	0.00%	0.00%	0.00%
Total Fixed Income—%	20.10%	13.15%	11.40%	10.00%
Equity—%
Equity Income	22.80%	24.20%	25.20%	26.00%
Growth & Income	12.80%	14.10%	14.60%	15.00%
Growth	9.20%	10.20%	11.20%	12.00%
Mid/Small Company Index, Class I	11.00%	13.60%	16.60%	19.00%
International	14.10%	15.75%	17.00%	18.00%
Total Equity—%	69.90%	77.85%	84.60%	90.00%
Multi-Strategy—%
Diversified Assets	10.00%	9.00%	4.00%	0.00%
Total Multi-Strategy—%	10.00%	9.00%	4.00%	0.00%
Total—%	100.00%	100.00%	100.00%	100.00%

*	Effective January 4, 2010, the Milestone Funds changed their principal investment strategies including changes to their asset class allocations and underlying funds allocation and ranges. Please see the prospectus dated January 4, 2010 for additional details.

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Since the Model Portfolio Funds and Milestone Funds invest entirely in underlying funds, investment earnings are composed of:

1.	ordinary and capital gain dividends from the underlying funds,

2.	unrealized appreciation/depreciation on investments in the underlying funds, and

3.	realized gain/loss from sales of the shares of the underlying funds triggered by net outflows associated with normal capital stock activity and rebalancing of the Model Portfolio Funds and Milestone Funds.

Subadviser Changes from December 31, 2008 to December 31, 2009

At a meeting held on December 12, 2008 (the “December 2008 Meeting”), VIA recommended and the Board approved, the appointment of Fiduciary Management, Inc. (“FMI”) to serve as a subadviser to the Growth & Income Fund, which became effective in January 2009. Also at the December 2008 Meeting, VIA recommended and the Board approved, the termination of Capital Guardian Trust Company (“Capital Guardian”) as subadviser to the Growth & Income Fund, which became effective on January 21, 2009.

Drake Capital Management, LLC (“Drake”) was terminated as a subadviser to the Diversified Assets Fund on April 10, 2009. At a meeting held on March 27, 2009, VIA recommended and the Board, approved an amendment to the existing subadvisory agreement among VIA, the Company and Payden & Rygel providing for Payden & Rygel to receive a fee for managing additional assets of the Diversified Assets Fund, on an interim basis, pursuant to a low duration global fixed income strategy. These assets were previously managed by Drake. The amendment became effective April 3, 2009.

At a meeting on September 25, 2009 (the “September Meeting”), VIA recommended and the Board, approved the termination of Capital Guardian Trust Company (“Capital Guardian”) as a subadviser to the International Fund. Also, at the September Meeting, VIA recommended and the Board, approved the appointment of Mondrian Investment Partners Limited (“Mondrian”) as a subadviser to the International Fund effective October 12, 2009. Also, at the September Meeting, VIA recommended and the Board, approved Payden & Rygel’s appointment to manage the Diversified Assets Fund’s low duration bond strategy on an ongoing basis and approved an amendment to the existing fee schedule with Payden & Rygel (the Board had previously appointed Payden & Rygel to manage this strategy on an interim basis at a meeting on March 27, 2009). Also at the September Meeting, VIA recommended and the Board, approved the appointment of Calamos Advisors, LLC and Shenkman Capital Management, Inc. to manage the convertible securities strategy of the Diversified Assets Fund effective January 4, 2010.

2.	Significant Accounting Policies

The Company’s significant accounting policies are consistently applied in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America. Management makes estimates and assumptions in the preparation of financial statements that affect the reported amounts of assets and liabilities, including the disclosure of contingent assets and liabilities at the date of the financial statements as well as the revenue and expense amounts during the reporting period. Actual results could differ from those estimates and those differences could be material. Certain prior year amounts have been reclassified to conform to the current year presentation.

FASB Financial Accounting Standards Codification

In June 2009, the Financial Accounting Standards Board (“FASB”) issued FASB ASC 105, The FASB Accounting Standards CodificationTM (“ASC”) and the Hierarchy of Generally Accepted Accounting Principles, (formerly FAS 168). FASB ASC 105 replaces the FAS 162, The Hierarchy of Generally Accepted Accounting Principles, and establishes the FASB Accounting Standards Codification (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by non-governmental entities in the preparation of financial statements in conformity with GAAP. The Codification became the exclusive authoritative reference at September 30, 2009. Updates to the Codification Standards are issued as Accounting Standard Updates (“ASU”s) by the FASB. The adoption of the Codification does not impact the Company’s financial statements except for references made to authoritative accounting literature in the accompanying notes to the financial statements.

Investment Policy and Security Valuation

The equity securities that are traded on a national securities exchange (other than Nasdaq Global/Global Select and Capital Market securities traded primarily on the Nasdaq Stock Market, Inc. exchange (“Nasdaq”)) held by each fund normally will be valued at the last reported sale price on the exchange on which the security is primarily traded. If,

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

on a particular day, an exchange-traded security does not trade on its primary exchange, then the price normally will be the mean between the closing bid and closing offer reported to the primary exchange and made available to quotation vendors or disseminated through an automated quotation system, or obtained by a pricing service from other quotation sources believed to be reliable. Nasdaq Global/Global Select and Capital Market securities traded primarily on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on any given day, no NOCP is available, the price normally will be the mean between the closing bid and closing offer reported on Nasdaq prior to the calculation of the NAV of a Fund. All equity securities not traded on a national securities exchange (“OTC Equities”) normally are valued at the last reported sale price in the over-the-counter market. If an OTC Equity does not trade in an over-the-counter market on a particular day, then the price normally will be the mean between the closing bid and closing offer obtained from a quotation service or other service believed to be reliable. Short-term debt instruments, such as commercial paper, banker’s acceptances, and U.S. Treasury Bills, with a remaining maturity of less than 60 days are valued at amortized cost. Prices for debt instruments normally will be obtained from a pricing service that may use methodologies designed to identify the market value of debt instruments, which may include reference to actual market transactions, broker-dealer supplied quotations or valuations, matrix pricing, or other valuation techniques. These techniques generally consider such factors as securities’ prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. In the event a pricing service is unable to provide a price for a particular security, the security may be priced based on the average of two or more independent broker-dealer quotations. Any security for which market value as described above is not readily available is valued at fair value as determined in good faith in accordance with policies approved by the Board (“Valuation Procedures”). The valuation of certain foreign equity securities is described later in the note.

Shares of the underlying funds in which the Model Portfolio and Milestone Funds invest are valued by using the underlying funds’ current net asset values (“NAVs”) for purchase and/or redemption orders that day.

The Money Market Fund invests substantially all of its assets in the Institutional Class of Short-Term Investments Trust Liquid Assets Portfolio (“Portfolio”) advised by Invesco Aim Advisors, Inc. The Portfolio uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the 1940 Act. The shares of the Portfolio are valued by the Money Market Fund using the Portfolio’s NAV for purchase or redemption orders placed that day.

On September 10, 2009, in accordance with applicable orders of the United States Bankruptcy Court for the Southern District of New York, the Vantagepoint Diversified Assets Fund filed claims, each in the amount of $54,298, against Lehman Brothers Special Financing Inc. (“LBSF”) and its parent company, Lehman Brothers Holdings, Inc. (“LBHI”). The claims arise out of certain derivatives transactions between the Diversified Assets Fund and LBSF that were guaranteed as to payment by LBHI. The derivatives transactions were terminated upon the bankruptcy filings of LBHI and LBSF and subsequently liquidated, resulting in claims. The timing and amount of distributions payable in connection with the claims (if any) is not presently known.

Valuation of Foreign Equity Securities

For foreign equity securities held by the funds and principally traded in markets outside North and South America, the Board approved the use of a third party fair valuation service. The service uses a multifactor model to calculate a factor that is then applied to adjust the market price for each such security. Additionally, the Board has approved the use of the fair value prices provided by this service on a daily basis without a market trigger or confidence interval filter for all foreign equity securities held by funds that are primarily traded in markets outside North and South America. In the event prices for such foreign securities are not available through the service or another fair value pricing service approved by the Board, the securities may be priced at the average of two or more independent broker-dealer quotations or at the fair value of the security in accordance with the Company’s Valuation Procedures.

ASC 820

The Company adopted Financial Accounting Standards Board’s Accounting Standards CodificationTM (“ASC”), Fair Value Measurements and Disclosures (“ASC 820”), (formerly known as FAS 157), effective January 1, 2008. In accordance with ASC 820, fair value is defined as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. ASC 820 established a three-tier hierarchy, which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments

Level 2—	other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

Level 3—	significant unobservable inputs (including the fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the funds to measure fair value during the year ended December 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The funds utilized fair value techniques such as multi-dimensional relational pricing model and option adjusted spread pricing to estimate prices that would have prevailed in a liquid market given information available at the time of evaluation.

The following is a summary of the inputs used as of December 31, 2009, in valuing each fund’s investment carried at value:

Investment Type	Level 1	Level 2	Level 3	Total
Low Duration Bond Fund
Investments in Securities:
Corporate Obligations	$—	$222,183,654	$—	$222,183,654
U.S. Government Agency Obligations	—	29,624,576	—	29,624,576
U.S. Government Agency Mortgage-Backed Securities	—	29,548,560	—	29,548,560
U.S. Treasury Obligations	—	25,662,021	—	25,662,021
Municipal Obligations	—	8,236,626	—	8,236,626
Sovereign Debt Obligations	—	5,502,691	—	5,502,691
Asset Backed Securities	—	85,762,932	—	85,762,932
Non-Government Mortgage-Backed Securities	—	10,453,055	—	10,453,055
Non-U.S. Government Agency Obligations	—	7,194,538	—	7,194,538
Cash Equivalents	134,520,370	—	—	134,520,370
Total Investments in Securities	$134,520,370	$424,168,653	$—	$558,689,023
Derivative Instruments:
Assets
Futures	127,803	—	—	127,803
Forward Currency Contracts	—	244,664	—	244,664
Total Assets	$127,803	$244,664	$—	$372,467
Total Derivative Instruments	$127,803	$244,664	$—	$372,467

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Investment Type	Level 1	Level 2	Level 3	Total
Inflation Protected Securities Fund
Investments in Securities:
Corporate Obligations	$—	$2,635,694	$—	$2,635,694
U.S. Government Agency Obligations	—	12,103,531	—	12,103,531
U.S. Treasury Obligations	—	307,666,284	—	307,666,284
Sovereign Debt Obligations	—	533,871	—	533,871
Cash Equivalents	66,519,801	—	—	66,519,801
Total Investments in Securities	$66,519,801	$322,939,380	$—	$389,459,181
Derivative Instruments:
Assets
Futures	32,326	—	—	32,326
Forward Currency Contracts	—	79,451	—	79,451
Written Options	—	91,492	—	91,492
Swap Agreements	—	112,296	—	112,296
Total Assets	$32,326	$283,239	$—	$315,565

Liabilities:
Futures	(60,430)	—	—	(60,430)
Forward Currency Contracts	—	(16,720)	—	(16,720)
Written Options	—	(184,310)	—	(184,310)
Total Liabilities	(60,430)	(201,030)	—	(261,460)
Total Derivative Instruments	$(28,104)	$82,209	$—	$54,105

Asset Allocation Fund
Investments in Securities:
Common Stocks	$279,116,497	$—	$—	$279,116,497
U.S. Treasury Obligations	—	94,717,292	—	94,717,292
Commercial Paper	—	49,583,927	—	49,583,927
Cash Equivalents	62,594,598	—	—	62,594,598
Total Investments in Securities	$341,711,095	$144,301,219	$—	$486,012,314
Derivative Instruments:
Assets
Futures	494,208	—	—	494,208
Total Assets	$494,208	$—	$—	$494,208

Liabilities:
Futures	(1,787,808)	—	—	(1,787,808)
Total Liabilities	(1,787,808)	—	—	(1,787,808)
Total Derivative Instruments	$(1,293,600)	$—	$—	$(1,293,600)

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Investment Type	Level 1	Level 2	Level 3	Total
Equity Income Fund
Investments in Securities:
Common Stocks	$1,383,418,125	$3,354,846	$—	$1,386,772,971
Convertible Debt Obligations	—	2,676,960	—	2,676,960
Cash Equivalents	310,604,691	—	—	310,604,691
Total Investments in Securities	$1,694,022,816	$6,031,806	$—	$1,700,054,622

Growth & Income Fund
Investments in Securities:
Common Stocks	$983,898,255	$5,106,384	$—	$989,004,639
Convertible Preferred Stocks	—	3,912,024	—	3,912,024
Cash Equivalents	111,173,942	—	—	111,173,942
Total Investments in Securities	$1,095,072,197	$9,018,408	$—	$1,104,090,605
Growth Fund
Investments in Securities:
Common Stocks	$1,764,952,445	$—	$—	$1,764,952,445
Cash Equivalents	248,117,256	—	—	248,117,256
Total Investments in Securities	$2,013,069,701	$—	$—	$2,013,069,701

Select Value Fund
Investments in Securities:
Common Stocks	$274,841,972	$—	$—	$274,841,972
Cash Equivalents	56,729,100	—	—	56,729,100
Total Investments in Securities	$331,571,072	$—	$—	$331,571,072

Aggressive Opportunities Fund
Investments in Securities:
Common Stocks	$937,718,705	$16,521,568	$—	$954,240,273
Warrants	173,727	—	—	173,727
Cash Equivalents	297,399,519	—	—	297,399,519
Total Investments in Securities	$1,235,291,951	$16,521,568	$—	$1,251,813,519

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Investment Type	Level 1	Level 2	Level 3	Total
Discovery Fund
Investments in Securities:
Common Stocks	$78,898,665	$601,255	$—	$79,499,920
Convertible Preferred Stocks	—	1,033,905	—	1,033,905
Warrants	69,317	—	—	69,317
Corporate Obligations	—	32,590,310	—	32,590,310
U.S. Government Agency Obligations	—	21,231,901	—	21,231,901
U.S. Government Agency Mortgage-Backed Securities	—	8,702,588	—	8,702,588
U.S. Treasury Obligations	—	11,990,199	—	11,990,199
Municipal Obligations	—	1,277,231	—	1,277,231
Sovereign Debt Obligations	—	411,414	—	411,414
Asset Backed Securities	—	5,517,081	—	5,517,081
Non-Government Mortgage-Backed Securities	—	2,263,733	—	2,263,733
Non-U.S. Government Agency Obligations	—	908,967	—	908,967
Commercial Paper	—	799,912	—	799,912
Cash Equivalents	38,192,031	—	—	38,192,031
Total Investments in Securities	$117,160,013	$87,328,496	$—	$204,488,509
Derivative Instruments:
Assets
Futures	2,934,446	—	—	2,934,446
Forward Currency Contracts	—	22,262	—	22,262
Total Assets	$2,934,446	$22,262	$—	$2,956,708
Total Derivative Instruments	$2,934,446	$22,262	$—	$2,956,708
International Fund
Investments in Securities:
Common Stocks	$83,827,150	$897,145,025	$—	$980,972,175
Preferred Stocks	—	1,280,052	—	1,280,052
Cash Equivalents	101,025,566	—	—	101,025,566
Total Investments in Securities	$184,852,716	$898,425,077	$—	$1,083,277,793

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Investment Type	Level 1	Level 2	Level 3	Total
Diversified Assets Fund
Investments in Securities:
Corporate Obligations	$—	$166,097,712	$—	$166,097,712
U.S. Government Agency Obligations	—	89,411,110	—	89,411,110
U.S. Government Agency Mortgage-Backed Securities	—	16,686,230	—	16,686,230
U.S. Treasury Obligations	—	62,203,146	—	62,203,146
Municipal Obligations	—	9,500,378	—	9,500,378
Sovereign Debt Obligations	—	8,559,496	—	8,559,496
Asset Backed Securities	—	31,449,515	—	31,449,515
Non-Government Mortgage-Backed Securities	—	2,592,344	—	2,592,344
Non-U.S. Government Agency Obligations	—	2,454,350	—	2,454,350
Certificates of Deposit	—	6,759,143	—	6,759,143
Commercial Paper	—	2,199,441	—	2,199,441
Cash Equivalents	51,214,149	—	—	51,214,149
Total Investments in Securities	$51,214,149	$397,912,865	$—	$449,127,014
Derivative Instruments:
Assets
Futures	1,267,112	—	—	1,267,112
Forward Currency Contracts	—	1,064,738	—	1,064,738
Purchased Options	2,393,316	—	—	2,393,316
Total Assets	$3,660,428	$1,064,738	$—	$4,725,166

Liabilities:
Futures	(2,017,894)	—	—	(2,017,894)
Forward Currency Contracts	—	(2,109,370)	—	(2,109,370)
Total Liabilities	(2,017,894)	(2,109,370)	—	(4,127,264)
Total Derivative Instruments	$1,642,534	$(1,044,632)	$—	$597,902

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Investment Type	Level 1	Level 2	Level 3	Total
Core Bond Index Fund
Investments in Securities:
Corporate Obligations	$—	$211,806,196	$—	$211,806,196
U.S. Government Agency Obligations	—	90,903,478	—	90,903,478
U.S. Government Agency Mortgage-Backed Securities	—	401,523,759	—	401,523,759
U.S. Treasury Obligations	—	314,181,190	—	314,181,190
Municipal Obligations	—	2,553,646	—	2,553,646
Sovereign Debt Obligations	—	16,251,582	—	16,251,582
Asset Backed Securities	—	3,627,371	—	3,627,371
Non-Government Mortgage-Backed Securities	—	29,216,398	—	29,216,398
Non-U.S. Government Agency Obligations	—	13,300,591	—	13,300,591
Cash Equivalents	279,775,475	—	—	279,775,475
Total Investments in Securities	$279,775,475	$1,083,364,211	$—	$1,363,139,686

500 Stock Index Fund
Investments in Securities:
Common Stocks	$316,727,745	$—	$—	$316,727,745
U.S. Treasury Obligations	—	459,971	—	459,971
Cash Equivalents	36,450,753	—	—	36,450,753
Total Investments in Securities	$353,178,498	$459,971	$—	$353,638,469
Derivative Instruments:
Assets
Futures	35,558	—	—	35,558
Total Assets	$35,558	$—	$—	$35,558
Total Derivative Instruments	$35,558	$—	$—	$35,558

Broad Market Index Fund
Investments in Securities:
Common Stocks	$472,808,703	$3,169	$—	$472,811,872
Rights	509	—	—	509
Warrants	—	—	—	—
U.S. Treasury Obligations	—	389,975	—	389,975
Cash Equivalents	59,453,972	—	—	59,453,972
Total Investments in Securities	$532,263,184	$393,144	$—	$532,656,328
Derivative Instruments:
Assets
Futures	84,442	—	—	84,442
Total Assets	$84,442	$—	$—	$84,442
Total Derivative Instruments	$84,442	$—	$—	$84,442

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Investment Type	Level 1	Level 2	Level 3	Total
Mid/Small Company Index Fund
Investments in Securities:
Common Stocks	$225,405,017	$7,072	$—	$225,412,089
Rights	4,301	76	—	4,377
Warrants	—	—	—	—
U.S. Treasury Obligations	—	454,971	—	454,971
Cash Equivalents	65,146,103	—	—	65,146,103
Total Investments in Securities	$290,555,421	$462,119	$—	$291,017,540
Derivative Instruments:
Assets
Futures	143,075	—	—	143,075
Total Assets	$143,075	$—	$—	$143,075
Total Derivative Instruments	$143,075	$—	$—	$143,075

Overseas Equity Index Fund
Investments in Securities:
Common Stocks	$—	$177,985,986	$—	$177,985,986
Preferred Stocks	—	630,721	—	630,721
Rights	—	—	—	—
Warrants	—	1,551	—	1,551
U.S. Treasury Obligations	—	164,990	—	164,990
Cash Equivalents	14,649,806	—	—	14,649,806
Total Investments in Securities	$14,649,806	$178,783,248	$—	$193,433,054
Derivative Instruments:
Assets
Futures	34,562	—	—	34,562
Forward Currency Contracts	—	139,056	—	139,056
Total Assets	$34,562	$139,056	$—	$173,618

Liabilities:
Forward Currency Contracts	—	(293,395)	—	(293,395)
Total Liabilities	—	(293,395)	—	(293,395)
Total Derivative Instruments	$34,562	$(154,339)	$—	$(119,777)

All investments in the Money Market Fund, Model Portfolios, and Milestone Funds are categorized as Level 1.

As of December 31, 2009, the funds did not hold any investment with significant unobservable inputs (Level 3).

When Issued Securities

When issued securities or “To Be Announced” securities are sometimes held by the funds. The funds maintain security positions and cash positions such that sufficient liquid assets will be available to make payments for such securities purchased.

Foreign Currency

The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated (but not actually converted) into U.S. dollars daily at the closing spot rates supplied by the WM/Reuters Intraday Spot exchange rates provided as of 4:00 pm Eastern Time. Purchases and sales of securities, income receipts and expense payments are translated (but not actually converted) into U.S. dollars

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

at the prevailing exchange rate on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, that result from changes in foreign currency exchange rates, have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses include foreign currency gains and losses resulting from changes in exchange rates between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains/(losses) from security transactions.

Currency symbols utilized throughout the notes to the financial statements are defined as follows:

AUD— Australian Dollar	JPY— Japanese Yen
BRL— Brazilian Real	NOK— Norwegian Krona
CAD— Canadian Dollar	NZD— New Zealand Dollar
CHF— Swiss Franc	SEK— Swedish Krona
EUR— European Monetary Unit	USD— U.S. Dollar
GBP— British Pound

Options (other than Swaptions)

Exchange traded options normally will be priced based on the last reported sale price or official closing price (if available) on the exchange on which the option is primarily traded. Certain markets are not closed at valuation time. In these situations, a pricing service may provide snapshot prices. If no sales are reported on a particular day, a pricing service normally will use the mean between the last bid and asked quotations. Non-exchange traded options normally will be priced using an option valuation model and will be provided by a pricing service.

Futures

Futures contracts normally will be priced at their settlement prices established and reported each day on the exchange on which they are traded, as provided by a pricing service.

Futures exchange abbreviations utilized throughout the notes to the financial statements are defined as follows:

CBT— Chicago Board of Trade Exchange	MIL— Borsa Italiana Exchange
CME— Chicago Mercantile Exchange	MSE— Montreal Exchange
EOE— Dutch Options Exchange	NYF— New York Futures Exchange
EOP— Euronext Paris Exchange	SFE— Sydney Futures Exchange
EUX— Eurex Deutschland Exchange	SGX— Singapore Exchange
HKG— Hong Kong Futures Exchange	SSE— Stockholm Stock Exchange
LIF— Liffe Exchange	TSE— Tokyo Stock Exchange
MFM— Meff Renta Variable Exchange

Forward Currency Contracts

These contracts normally will be priced using the WM/Reuters Intraday Forwards rates provided as of 4:00 pm Eastern Time.

Interest Rate Swaps and Inflation Swaps

Interest rate and inflation swaps normally will be priced based on the applicable swap valuation model (i.e. interest rate or inflation) which incorporates a snapshot of the relevant swap curve (interest rate curve or inflation rate curve, as applicable). In the event a pricing service is unable to provide a price for a particular swap, the swap will be priced at its fair value in accordance with the Valuation Procedures.

Interest Rate Swaptions

Interest rate swaptions normally will be priced based on a snapshot taken of the relevant swap curve, deriving an implied volatility surface from actual and/or indicative broker-dealer swaption prices, and combining them in a swaption valuation model. In the event a pricing service is unable to provide a price for a particular swaption, the swaption will be priced at its fair value in accordance with the Valuation Procedures.

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Total Return Swaps

Total return swaps are normally priced based on a valuation model that incorporates cash flow forecasts for the reference asset and a snapshot of the relevant interest rate swap curve. Such prices will be provided by a pricing service. In the event a pricing service is unable to provide a price for a particular total return swap, the total return swap will be priced at its fair value in accordance with the Valuation Procedures.

Security Transactions and Income Recognition

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized for both financial reporting and tax purposes, except for the Core Bond Index Fund, which does not amortize bond premium for tax purposes.

Reclassification of Financial Information—Low Duration Bond Fund

As a result of a revision to the year ended December 31, 2008, amortized premium and discount on debt securities, certain amounts for the fiscal year ended December 31, 2008 have been restated. The impact to net investment income was an increase of $1,609,713 with a corresponding decrease to realized gain and increase to unrealized depreciation of $136,204 and $1,473,509, respectively. The revision has no impact on the net assets and is not material to the financial statements taken as a whole.

Dividends and Distributions to Shareholders

Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividends from net investment income, if any, are declared and paid monthly to shareholders of the Core Bond Index, Low Duration Bond, and Inflation Protected Securities Funds. Dividends from net investment income, if any, are declared daily and paid monthly to shareholders of the Money Market Fund. For the remaining funds, dividends from net investment income, if any, are declared and paid annually to shareholders. Distributions from any net realized capital gains, if any, are generally declared and paid annually to shareholders. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on investment securities, and differing characterizations of distributions being made by each fund.

Certain differences are permanent, and result in reclassifications among paid-in capital, net investment income or realized gains. These include net operating losses not utilized during the current year, commission adjustments, pay-down gains and losses, bond premium amortization, foreign currency gains and losses, treasury inflation-protected securities adjustments, taxable over-distributions or returns of capital, and adjustments relating to income received from, or dispositions of, real estate investment trust, passive foreign investment company, publicly traded partnership, and mutual fund company securities. The following reclassifications were made in the financial statements to present the components of fund net assets and distributions on a tax basis for the year ended December 31, 2009. These reclassifications have no effect on net assets or net asset values per share, and they do not affect the net investment income per share calculations presented in the Financial Highlights.

Fund	Paid-in Capital Increase/(Decrease)	Undistributed Net Investment Income Increase/(Decrease)	Accumulated Net Realized Gain/(Loss) Increase/(Decrease)
Low Duration Bond	$—	$(899,177)	$899,177
Inflation Protected Securities	—	489,338	(489,338)
Asset Allocation	543	(357,711)	357,168
Equity Income	1	(616,666)	616,665
Growth & Income	—	(3,904)	3,904
Growth	(32,952)	265,327	(232,375)
Select Value	(110,733)	(1,182,281)	1,293,014
Aggressive Opportunities	(294,066)	(818,495)	1,112,561

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Fund	Paid-in Capital Increase/(Decrease)	Undistributed Net Investment Income Increase/(Decrease)	Accumulated Net Realized Gain/(Loss) Increase/(Decrease)
Discovery	$(51,453)	$(321,502)	$372,955
International	(10,637)	2,585,624	(2,574,987)
Diversified Assets	—	2,366,462	(2,366,462)
Core Bond Index	(71,898)	5,900,124	(5,828,226)
500 Stock Index	18,103,366	(209,510)	(17,893,856)
Broad Market Index	4,086,920	(610,654)	(3,476,266)
Mid/Small Company Index	1,776,790	(131,469)	(1,645,321)
Overseas Equity Index	1,112,207	431,900	(1,544,107)
Model Portfolio Savings Oriented	—	(35,330)	35,330
Model Portfolio Conservative Growth	—	(80,482)	80,482
Model Portfolio Traditional Growth	—	(178,492)	178,492
Model Portfolio Long-Term Growth	—	(58,081)	58,081
Model Portfolio All-Equity Growth	—	(23,814)	23,814
Milestone Retirement Income	—	(14,197)	14,197
Milestone 2010	—	(17,887)	17,887
Milestone 2015	—	(16,440)	16,440
Milestone 2020	—	(3,081)	3,081
Milestone 2025	(1,196)	(682)	1,878
Milestone 2030	(736)	(969)	1,705
Milestone 2035	(119)	(826)	945
Milestone 2040	(829)	36	793

Federal Income Taxes

Each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal tax purposes. Accordingly, each fund intends to make distributions of substantially all of its net investment company taxable income and any net realized capital gains (after reduction for capital loss carry forwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Any taxable income or gains remaining at fiscal year-end are distributed in the following year. Therefore, no provision for federal income or excise taxes was required.

The Financial Accounting Standards Board issued Interpretation ASC 740 (formerly known as “FIN 48”), “Income Taxes,” which establishes guidelines for recognizing, measuring, and disclosing tax return positions in financial statements. Management has evaluated the Company’s tax positions and determined that the application of ASC 740 had no material impact on the Company’s financial statements. Accordingly, no adjustments for unrecognized tax benefits or related interest or penalties were required as of December 31, 2009. If applicable, the Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other Expenses” in the Statement of Operations. The Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease in the next twelve months. Each of the tax years in the four year period ending December 31, 2009 remains subject to examination by taxing authorities.

At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Total Distributable Earnings
Low Duration Bond	$134,813	$—	$134,813
Inflation Protected Securities	118,975	—	118,975
Asset Allocation	1,428,535	—	1,428,535
Equity Income	17,872,857	—	17,872,857
Growth & Income	3,181,205	—	3,181,205
Growth	490,902	—	490,902
International	14,111,892	—	14,111,892
Diversified Assets	2,823,013	—	2,823,013

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Total Distributable Earnings
500 Stock Index	$107,139	$—	$107,139
Broad Market Index	5,213,300	—	5,213,300
Mid/Small Company Index	1,806,344	—	1,806,344
Overseas Equity Index	184,429	—	184,429
Model Portfolio Savings Oriented	513,500	—	513,500
Model Portfolio Conservative Growth	1,229,673	—	1,229,673
Model Portfolio Traditional Growth	6,245,449	—	6,245,449
Model Portfolio Long-Term Growth	7,275,975	—	7,275,975
Model Portfolio All-Equity Growth	1,091,762	—	1,091,762
Milestone Retirement Income	177,046	—	177,046
Milestone 2010	398,746	—	398,746
Milestone 2015	1,002,663	—	1,002,663
Milestone 2020	77,861	—	77,861

The tax character of distributions paid during 2009 was as follows:

Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gains	Returns of Capital	Total Distributions
Money Market	$749,334	$—	$—	$749,334
Low Duration Bond	13,619,201	—	—	13,619,201
Inflation Protected Securities	3,796,019	—	—	3,796,019
Asset Allocation	6,232,625	—	—	6,232,625
Equity Income	25,286,784	—	—	25,286,784
Growth & Income	11,876,196	—	—	11,876,196
Growth	9,946,245	—	—	9,946,245
Select Value	2,291,563	—	—	2,291,563
Aggressive Opportunities	2,051,261	—	—	2,051,261
Discovery	1,533,607	—	—	1,533,607
International	18,665,287	—	—	18,665,287
Diversified Assets	2,104,166	—	—	2,104,166
Core Bond Index	45,263,235	—	—	45,263,235
500 Stock Index	6,624,175	—	—	6,624,175
Broad Market Index	8,412,133	—	—	8,412,133
Mid/Small Company Index	2,719,710	—	—	2,719,710
Overseas Equity Index	4,518,504	—	—	4,518,504
Model Portfolio Savings Oriented	6,178,805	89,456	—	6,268,261
Model Portfolio Conservative Growth	10,102,929	—	—	10,102,929
Model Portfolio Traditional Growth	19,944,289	989,933	—	20,934,222
Model Portfolio Long-Term Growth	17,548,530	7,065,993	—	24,614,523
Model Portfolio All-Equity Growth	4,890,721	4,261,652	—	9,152,373
Milestone Retirement Income	1,194,129	68,883	—	1,263,012
Milestone 2010	1,254,740	362,908	—	1,617,648
Milestone 2015	2,039,306	1,178,592	—	3,217,898
Milestone 2020	3,020,640	1,486,573	—	4,507,213
Milestone 2025	2,222,049	1,239,920	—	3,461,969
Milestone 2030	1,712,689	1,159,773	—	2,872,462
Milestone 2035	1,050,895	732,331	—	1,783,226
Milestone 2040	1,260,704	792,731	—	2,053,435

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2009, the following funds had net capital loss carryovers:

Expiring December 31
Fund	2010	2011	2012	2013
Low Duration Bond	$—	$—	$—	$2,517,298
Inflation Protected Securities	—	—	—	—
Asset Allocation	—	—	—	—
Equity Income	—	—	—	—
Growth & Income	—	—	—	—
Growth	125,817,886	82,974,331	—	—
Select Value	—	—	—	—
Aggressive Opportunities	—	—	—	—
Discovery	—	—	—	—
International	—	—	—	—
Diversified Assets	—	—	—	—
Core Bond Index	—	—	—	4,825,601
500 Stock Index	8,310,436	3,056,924	—	—
Broad Market Index	7,397,404	7,434,496	—	—
Overseas Equity Index	—	—	—	—
Model Portfolio Savings Oriented	—	—	—	—
Model Portfolio Conservative Growth	—	—	—	—
Model Portfolio Traditional Growth	—	—	—	—
Model Portfolio Long-Term Growth	—	—	—	—
Model Portfolio All-Equity Growth	—	—	—	—
Milestone Retirement Income	—	—	—	—
Milestone 2010	—	—	—	—
Milestone 2015	—	—	—	—
Milestone 2020	—	—	—	—

	Expiring December 31
Fund	2014	2015	2016	2017
Low Duration Bond	$3,180,132	$261,945	$—	$5,317,652
Inflation Protected Securities	422,040	48,256	1,913,837	—
Asset Allocation	—	—	53,747,955	16,049,109
Equity Income	—	—	78,459,730	44,412,591
Growth & Income	—	—	75,418,372	120,473,836
Growth	—	—	218,570,902	314,413,233
Select Value	—	—	35,743,246	37,613,177
Aggressive Opportunities	—	—	45,967,040	101,968,528
Discovery	—	—	32,801,107	16,410,988
International	—	—	36,965,418	150,182,044
Diversified Assets	—	—	5,949,499	—
Core Bond Index	8,705,385	4,299,528	2,798,291	4,404,280
500 Stock Index	—	—	7,028,727	1,183,403
Broad Market Index	—	—	265,032	—
Overseas Equity Index	—	—	—	3,000,588
Model Portfolio Savings Oriented	—	—	—	2,061,533
Model Portfolio Conservative Growth	—	—	19,410	6,632,356
Model Portfolio Traditional Growth	—	—	—	17,709,713
Model Portfolio Long-Term Growth	—	—	—	7,029,301
Model Portfolio All-Equity Growth	—	—	—	1,085,637
Milestone Retirement Income	—	—	—	224,204
Milestone 2010	—	—	—	2,710,996
Milestone 2015	—	—	—	1,002,314
Milestone 2020	—	—	—	79,247

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

At December 31, 2009, the following funds elected to defer post-October net capital losses and currency losses of:

Fund	Capital Losses	Currency Losses
Inflation Protected Securities	$—	$102,877
Growth & Income	3,038,127	—
Growth	6,578,549	—
Select Value	2,161,000	—
Discovery	—	1,788
International	3,094,439	—
Diversified Assets	1,946,551	71,859
500 Stock Index	160,206	—
Overseas Equity Index	—	200,738
Model Portfolio Savings Oriented	78,014	—
Milestone 2010	231,730	—
Milestone 2015	4,523	—
Milestone 2020	3,122	—
Milestone 2025	11,755	—
Milestone 2030	165,837	—
Milestone 2035	4,518	—
Milestone 2040	25,678	—

3.	Investments in Derivative Instruments

Some of the funds use derivative instruments in pursuing their investment objectives. The following discussion provides more detailed information about each type of derivative instrument held by the funds during or as of the end of the reporting period.

Futures Contracts

A futures contract is an agreement between two parties to buy and sell a security, commodity, or index at a set price on a future date.

A fund may enter into futures contracts for purposes of seeking to protect portfolio value against the risk of decline (overall price risk) or seeking to increase portfolio value. Use of derivatives to seek increased portfolio value increases the funds exposure to the risk of loss due to adverse market changes.

Certain funds may enter into futures contracts to seek to manage or “hedge” against certain investment risks to which a fund may be exposed from time to time in pursuing its investment objectives. These risks may include, for example, interest rate risk (which is the risk that interest rates will rise, causing bond prices to fall) or stock market risk (which is the risk that stock prices overall will decline over short or extended periods). Some funds also may use futures contracts to obtain investment exposure to an asset or asset class without purchasing or selling those assets directly.

Funds that may use futures contracts to seek to manage interest rate risk include: the Low Duration Bond Fund, Inflation Protected Securities Fund, Asset Allocation Fund, Discovery Fund, Diversified Assets Fund, and Core Bond Index Fund. Funds that may use futures contracts to seek to manage stock market risks include: Asset Allocation Fund, Equity Income Fund, Growth & Income Fund, Growth Fund, Select Value Fund, Aggressive Opportunities Fund, Discovery Fund, International Fund, Diversified Assets Fund, 500 Stock Index Fund, Broad Market Index Fund, Mid/Small Company Index Fund, and Overseas Equity Index Fund. Funds that may use futures contracts to obtain investment exposure to a certain asset or asset class include: the Asset Allocation Fund, Discovery Fund, Diversified Asset Fund, Low Duration Bond Fund, Inflation Protected Securities Fund, 500 Stock Index Fund, Broad Market Index Fund, Mid/Small Company Index Fund and Overseas Equity Index Fund. Certain funds also may be permitted (but are not required) to use futures contracts for other purposes, as described in the prospectus and statement of additional information, but any such uses generally would not be as common as the uses described above. No fund is required to use futures contracts for any or all of the uses described herein.

A fund may enter into futures contracts based on an equity index in order to increase or to decrease its exposure to changes in equity market conditions, including the risk of market value decreases (equity price risk) or the risk of not participating in equity market increases (risk of missing opportunities for gains).

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

A fund may enter into futures contracts based on a bond index or a specific underlying fixed income security to increase or decrease its exposure to changes in bond market conditions or to changes in the market value of the specific underlying security, including the risk of market value decreases (price risk, interest rate risk, credit risk) or the risk of not participating in market increases (risk of missing opportunities for gains).

Pursuant to the contract, upon entering the contract the fund agrees to deposit an amount equal to a certain percentage of the contract value (initial margin). The fund agrees to subsequently receive from or pay an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses are a component of net realized gain (loss) on futures contracts in the Statements of Operations.

Risks of entering into futures contracts include the possibility that there may be an illiquid market for the contract and that a change in the value of the contracts may not correlate with the changes in the value of the underlying securities. The amount of risk associated with a futures contract may significantly exceed the amount(s) reflected in the financial statements.

During the year ended December 31, 2009, the following funds purchased or sold futures contracts: Low Duration Bond Fund, Inflation Protected Securities Fund, Asset Allocation Fund, Discovery Fund, Diversified Assets Fund, 500 Stock Index Fund, Broad Market Index Fund, Mid/Small Company Index Fund, and Overseas Equity Index Fund.

As of December 31, 2009, the following funds had open futures contracts outstanding:

Low Duration Bond Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation
Sold
23	CBT	U.S. 10 Year Treasury Note	March 2010	$2,655,422	$66,761
19	CBT	U.S. 2 Year Treasury Note	March 2010	4,109,047	16,854
26	CBT	U.S. 5 Year Treasury Note	March 2010	2,973,953	44,188
					$127,803

Inflation Protected Securities Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation/ (Depreciation)
Purchased
8	CBT	U.S. 10 Year Treasury Note	March 2010	$923,625	$(2,394)
39	CBT	U.S. 5 Year Treasury Note	March 2010	4,460,930	(58,036)
					$(60,430)
Sold
11	CBT	U.S. 30 Year Treasury Bond	March 2010	$1,269,125	$32,326
					$(28,104)

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Asset Allocation Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation/ (Depreciation)
Purchased
128	CME	S&P 500 Index	March 2010	$35,542,400	$484,402
324	CBT	U.S. 30 Year Treasury Bond	March 2010	37,381,500	(1,787,808)
					$(1,303,406)
Sold
29	CME	E-MINI S&P 500 Index	March 2010	$1,610,515	$9,806
					$(1,293,600)

Discovery Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation
Purchased
1,388	NYF	E-MINI Russell 2000 Index	March 2010	$86,597,320	$2,927,648

Sold
4	CBT	U.S. 5 Year Treasury Note	March 2010	$457,531	6,798
					$2,934,446

Diversified Assets Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation/ (Depreciation)
Purchased
4	EOE	Amsterdam Index	January 2010	$384,765	$11,924
120	SFE	Australian Government 10 Year Bond	March 2010	10,973,590	(148,753)
190	EOP	CAC 40 Index	January 2010	10,735,641	256,875
45	MSE	Canadian Government 10 Year Bond	March 2010	5,070,326	(78,471)
8	EUX	DAX Index	March 2010	1,708,648	18,693
125	CME	E-MINI S&P 500 Index	March 2010	6,941,875	(19,562)
180	LIF	FTSE 100 Index	March 2010	15,587,811	292,072
6	MIL	FTSE/MIB Index	March 2010	1,001,320	19,713
100	MFM	IBEX 35 Index	January 2010	17,093,650	424,985
1,026	SSE	OMX Stockholm 30 Index	January 2010	13,659,159	(95,334)
4	MSE	S&P/TSX 60 Index	March 2010	528,412	13,458
24	SFE	SPI 200 Index	March 2010	2,629,537	141,419
1	CBT	U.S. 10 Year Treasury Note	March 2010	115,453	(2,148)
72	LIF	UK Gilt Long Bond	March 2010	13,309,894	(293,830)
					$541,041

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Diversified Assets Fund (continued)

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation/ (Depreciation)
Sold
336	SGX	10 Year Mini-JGB	March 2010	$50,409,921	$(124,502)
15	EOE	Amsterdam Index	January 2010	1,442,868	(52,728)
248	EOP	CAC 40 Index	January 2010	14,012,836	(412,495)
23	EUX	DAX Index	March 2010	4,912,364	(135,734)
129	CME	E-MINI S&P 500 Index	March 2010	7,164,015	(91,478)
35	MIL	FTSE/MIB Index	March 2010	5,841,035	(142,730)
20	HKG	Hang Seng Index	January 2010	2,827,792	(88,870)
18	SFE	SPI 200 Index	March 2010	1,972,153	(90,859)
207	TSE	TOPIX Index	March 2010	20,103,237	(240,400)
5	CBT	U.S. 10 Year Treasury Note	March 2010	577,266	14,379
44	CBT	U.S. 5 Year Treasury Note	March 2010	5,032,844	73,594
					$(1,291,823)
					$(750,782)
500 Stock Index Fund
Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation
Purchased
118	CME	E-MINI S&P 500 Index	March 2010	$6,553,130	$35,558
					$35,558
Broad Market Index Fund
Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation
Purchased
13	NYF	E-MINI Russell 2000 Index	March 2010	$811,070	$34,806
79	CME	E-MINI S&P 500 Index	March 2010	4,387,265	49,636
					$84,442
Mid/Small Company Index Fund
Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation
Purchased
48	NYF	E-MINI Russell 2000 Index	March 2010	$2,994,720	$81,052
41	CME	E-MINI S&P MidCap 400	March 2010	2,972,090	62,023
					$143,075

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Overseas Equity Index Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation
Purchased
23	EUX	DJ Euro STOXX 50 Index	March 2010	$979,917	$14,639
6	LIF	FTSE 100 Index	March 2010	519,594	9,274
2	SFE	SPI 200 Index	March 2010	219,128	9,836
6	TSE	TOPIX Index	March 2010	582,703	813
					$34,562

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is a privately negotiated agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate.

Certain funds may enter into forward foreign currency exchange contracts to seek to manage or “hedge” against the currency risks to which a fund may be exposed from time to time in pursuing its investment objective(s). Generally, currency risk is the risk that foreign currency values will decline relative to the U.S. dollar. This risk may arise in connection with a fund’s investments in securities or other assets that are denominated in foreign currencies, a fund’s direct investment in foreign currency or a fund’s investment in a derivative instrument that provides exposure to a foreign currency. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of any securities held by a fund and denominated in that currency. Certain funds may enter into forward foreign currency exchange contracts in order to gain investment exposure to a foreign currency.

The following funds are permitted (but not required) to use forward foreign currency exchange contracts to manage any foreign currency risk to which they may be exposed from time to time: the Low Duration Bond Fund, Inflation Protected Securities Fund, Equity Income Fund, Growth & Income Fund, Growth Fund, Select Value Fund, Aggressive Opportunities Fund, Discovery Fund, International Fund, Diversified Assets Fund, and Overseas Equity Index Fund. Certain funds, such as the Diversified Assets Fund, may enter into forward foreign currency exchange contracts in order to gain investment exposure to a foreign currency. Certain funds may be permitted (but are not required) to enter into forward foreign currency exchange contracts for other purposes, as described in the prospectus and/or statement of additional information, but any such uses generally would not be as common as the primary and secondary uses described above. No fund is required to use forward foreign currency exchange contracts for any or all of the uses described herein.

Risks of entering into forward foreign currency exchange contracts include the possibility that foreign currency values may change unfavorably relative to the U.S. dollar, there may be an illiquid market or a change in the value of the contracts may not correlate with changes in the value of the underlying currency. The amount at risk for such forward foreign currency exchange contracts may exceed the amount reflected in the financial statements. The use of over-the-counter forward foreign currency exchange contracts includes counterparty risk, which is the risk that the other party to a contract may not fulfill its obligations. The risk of loss from non-performance by the counterparty may be reduced by the use of a written agreement with the counterparty that includes certain safeguards regarding the counterparty’s obligations.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on forward contracts and foreign currency transactions in the Statements of Operations, respectively.

During the year ended December 31, 2009, the following funds purchased or sold forward foreign currency exchange contracts: Low Duration Bond Fund, Inflation Protected Securities Fund, Discovery Fund, Diversified Assets Fund, and Overseas Equity Index Fund.

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

As of December 31, 2009, the following funds had open forward foreign currency exchange contracts outstanding:

Low Duration Bond Fund

Contract Type	Currency to Deliver	In Exchange For	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2009	Net Unrealized Appreciation
Sale	EUR	USD	01/11/2010	$7,475,490	$7,230,826	$244,664

Inflation Protected Securities Fund

Contract Type	Currency to Deliver	In Exchange For	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2009	Net Unrealized Appreciation/ (Depreciation)
Purchase	EUR	JPY	02/05/2010	$1,548,230	$1,531,510	$(16,720)
Purchase	JPY	EUR	02/05/2010	1,541,810	1,548,230	6,420
						$(10,300)
Sale	EUR	USD	01/20/2010	$1,498,697	$1,425,666	$73,031
						$62,731

Discovery Fund

Contract Type	Currency to Deliver	In Exchange For	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2009	Net Unrealized Appreciation
Sale	EUR	USD	01/11/2010	$680,261	$657,999	$22,262

Diversified Assets Fund

Contract Type	Currency to Deliver	In Exchange For	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2009	Net Unrealized Appreciation/ (Depreciation)
Purchase	USD	AUD	01/07/2010	$22,051,368	$21,725,211	$(326,157)
Purchase	USD	AUD	02/03/2010	18,447,691	18,423,279	(24,412)
Purchase	USD	CAD	01/07/2010	3,440,348	3,456,117	15,769
Purchase	USD	CHF	01/07/2010	11,604,055	11,347,024	(257,031)
Purchase	USD	CHF	02/03/2010	7,950,131	7,944,622	(5,509)
Purchase	USD	EUR	01/07/2010	10,410,667	10,073,556	(337,111)
Purchase	USD	GBP	01/07/2010	32,666,822	32,721,166	54,344
Purchase	USD	JPY	01/07/2010	14,267,657	13,194,526	(1,073,131)
Purchase	USD	JPY	02/03/2010	10,022,733	10,018,374	(4,359)
Purchase	USD	NOK	01/07/2010	4,736,787	4,737,879	1,092
Purchase	USD	NOK	02/03/2010	4,743,091	4,732,215	(10,876)
Purchase	USD	NZD	01/07/2010	8,788,798	8,942,449	153,651
Purchase	USD	NZD	02/03/2010	6,343,172	6,328,091	(15,081)
Purchase	USD	SEK	01/07/2010	2,547,417	2,542,198	(5,219)
						$(1,834,030)

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Contract Type	Currency to Deliver	In Exchange For	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2009	Net Unrealized Appreciation/ (Depreciation)
Sale	AUD	USD	01/07/2010	$21,823,133	$21,725,211	$97,922
Sale	CAD	USD	01/07/2010	3,433,120	3,456,118	(22,998)
Sale	CAD	USD	02/03/2010	2,774,436	2,781,068	(6,632)
Sale	CHF	USD	01/07/2010	11,334,737	11,347,024	(12,287)
Sale	EUR	USD	01/07/2010	10,112,175	10,073,556	38,619
Sale	EUR	USD	02/03/2010	3,277,212	3,274,654	2,558
Sale	GBP	USD	01/07/2010	33,219,419	32,721,164	498,255
Sale	GBP	USD	02/03/2010	26,272,997	26,280,102	(7,105)
Sale	JPY	USD	01/07/2010	13,320,773	13,194,526	126,247
Sale	NOK	USD	01/07/2010	4,748,550	4,737,878	10,672
Sale	NZD	USD	01/07/2010	8,940,987	8,942,449	(1,462)
Sale	SEK	USD	01/07/2010	2,602,630	2,542,198	60,432
Sale	SEK	USD	02/03/2010	2,547,727	2,542,550	5,177
						$789,398
						$(1,044,632)

Overseas Equity Index Fund

Contract Type	Currency to Deliver	In Exchange For	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2009	Net Unrealized Appreciation/ (Depreciation)
Purchase	USD	AUD	03/17/2010	$670,755	$667,154	$(3,601)
Purchase	USD	EUR	03/17/2010	4,133,314	4,043,512	(89,802)
Purchase	USD	GBP	03/17/2010	2,466,872	2,457,576	(9,296)
Purchase	USD	JPY	03/17/2010	3,756,200	3,565,504	(190,696)
						$(293,395)
Sale	AUD	USD	03/17/2010	$597,071	$589,673	$7,398
Sale	EUR	USD	03/17/2010	2,817,078	2,773,139	43,939
Sale	GBP	USD	03/17/2010	1,689,970	1,681,557	8,413
Sale	JPY	USD	03/17/2010	1,687,067	1,607,761	79,306
						$139,056
						$(154,339)

Option Contracts

An option gives the holder the right but not the obligation to enter into a transaction (e.g., the purchase or sale of a security, an index of securities or another instrument, such as a futures contract) with another party at a specified price (called the strike price). The counterparty is obligated to enter into the transaction if the holder elects to exercise the option. A call option gives the holder the right to purchase the underlying security or instrument from the other party; a put option gives the holder the right to sell the underlying security or instrument to the other party. Purchasing a put option contract may protect the purchaser from declines in market value on the underlying index or security. Purchasing a call option contract may enable the purchaser to benefit from price appreciation (if any) in the underlying index or security.

Certain funds may enter into option contracts to seek to manage or “hedge” against one or more of the investment risks to which a fund may be exposed from time to time in pursuing its investment objective(s), including, for example, debt instrument risks (such as interest rate risk, which is the risk that interest rates will rise, causing bond prices to fall, and credit risk, which is the risk that the issuer of a debt instrument will default on its obligation to pay interest and/or principal on the instrument) and stock market risk (which is the risk that stock prices overall will decline over short or extended periods).

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Funds that may use option contracts to, among other things, seek to manage debt instrument risks include: the Low Duration Bond Fund, Inflation Protected Securities Fund, and the Diversified Assets Fund. Funds that may use option contracts to seek to manage stock market risk include: the Growth Fund, Select Value Fund, Aggressive Opportunities Fund, Discovery Fund, International Fund, and Diversified Assets Fund. In addition, the Diversified Assets Fund and Inflation Protected Securities Fund, may use option contracts to obtain investment exposure to a certain asset or asset class. Certain funds also may be permitted to use option contracts for other purposes, as described in the prospectus and statement of additional information, but any such uses generally would not be as common as the primary and secondary uses described above. No fund is required to use option contracts for any or all of the uses described herein.

Purchases of put and call options are recorded as an investment, the value of which is marked to market at each valuation date. When a purchased option expires, the fund will realize a loss equal to the premium paid. When a fund enters into a closing sale transaction, the fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a fund exercises a call option, the cost of the security which the fund purchases upon exercise will be increased by the premium originally paid. When a fund writes a call or put option, an amount equal to the premium received by the fund is recorded as a liability, the value of each option is marked to market at each valuation date. When a written option expires, the fund realizes a gain equal to the amount of the premium originally received. When a fund enters into a closing purchase transaction, the fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold/written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the fund purchased upon exercise. Options written are reported as a liability in a fund’s Statement of Assets and Liabilities. Gains and losses are reported in a fund’s Statement of Operations. Option contract transactions may incur a commission, in addition to the premium paid or received.

A risk in writing, which is selling, a call option is that the fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. A risk in writing a put option is that the fund may incur a loss if the market price of the security decreases and the option is exercised. A risk in buying an option is that the fund pays a premium whether or not the option is exercised. The use of over-the-counter option contracts may also include counterparty risk, which is the risk that the other party to the contract may not fulfill its obligations. The risk of loss from non-performance by the counterparty may be reduced by the use of a written agreement with the counterparty that includes certain safeguards regarding the counterparty’s obligations.

During the year ended December 31, 2009, the following funds purchased or sold put options and call options: Inflation Protected Securities Fund and Diversified Assets Fund.

Written option activity for the year ended December 31, 2009 was as follows:

	Call Options		Put Options		Total
Inflation Protected Securities Fund	Number of Contracts	Premium	Number of Contracts	Premium	Number of Contracts	Premium
Beginning balance as of 01/01/2009	—	$—	—	$—	—	$—
Written	—	—	28	9,547	28	9,547
Closed	—	—	(23)	(7,842)	(23)	(7,842)
Expired	—	—	(5)	(1,705)	(5)	(1,705)
Ending balance as of 12/31/2009	—	$—	—	$—	—	$—

Swap Agreements

Generally, a swap is a privately-negotiated agreement between two parties to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange between two parties of their respective commitments to pay or receive interest with respect to a notional amount of principal.

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

An inflation swap agreement involves the exchange between two parties of their respective commitments to pay or receive a fixed rate in exchange for the actual rate of change of an inflation index with respect to a notional amount of principal. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation.

Certain funds may enter into swap agreements to seek to manage or “hedge” against one or more investment risks to which a fund may be exposed from time to time in pursing its investment objective(s), including, for example, interest rate risk, which is the risk that interest rates will rise, causing bond prices to fall, and credit risk, which is the risk that the issuer of a debt instrument will default on its obligation to pay interest and/or principal on the instrument.

Funds that may use swap agreements to seek to manage interest rate or credit risks include: the Low Duration Bond Fund, Inflation Protected Securities Fund, Discovery Fund, Diversified Assets Fund, and Core Bond Index Fund. In addition, some funds, such as the Diversified Assets Fund and Inflation Protected Securities Fund, may use swap agreements to obtain investment exposure to a certain asset or asset class. Certain funds also may be permitted to use swap agreements for other purposes, as described in the prospectus and statement of additional information, but any such uses generally would not be as common as the uses described above. No fund is required to use swap agreements for any or all of the uses described herein.

The risks of entering into swap agreements include the possible lack of liquidity and unfavorable changes in the underlying investments or instruments. The use of swap agreements may also include counterparty risk, which is the risk that the other party to a swap agreement may not fulfill its obligations. The risk of loss from non-performance by the counterparty may be reduced by the use of a written agreement with the counterparty that includes certain safeguards regarding the counterparty’s obligations.

In certain types of swap transactions, the risk of loss is increased because the fund may be required to make additional or higher payments to the counterparty as a result of market volatility. In addition, swap agreements are not traded on exchanges or other organized markets and thus may be less liquid than other derivative instruments.

The swap listed below is marked to market daily using pricing services or fair values, and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations.

Changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on swaps. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains and losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreements and change in net unrealized appreciation (depreciation) on swap agreements in the Statements of Operations, respectively.

During the year ended December 31, 2009, the following fund participated in interest rate swap agreements: Inflation Protected Securities Fund.

As of December 31, 2009, the following swap agreement was outstanding:

Inflation Protected Securities Fund

Interest Rate Swaps
	Rates Exchanged
Swap Counterparty	Payments Made By The Fund	Payments Received By The Fund	Termination Date	Notional Amount	Net Unrealized Appreciation
Morgan Stanley Capital Services	Daily Brazil CETIP Interbank Deposit Rate	12.54%	01/02/2012	BRL6,600,000	$112,296

Swap Options (“Swaptions”)

A swaption is a contract that gives a counterparty the right (but not the obligation), in return for the payment of a premium, to enter into a new swap agreement, or shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When a fund purchases a swaption, it risks losing only

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swaption, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. The use of swaptions includes counterparty risk, which is the risk that the other party to a swaption may not fulfill its obligations. The risk of loss from non-performance by the counterparty may be reduced by the use of a written agreement with the counterparty that includes certain safeguards regarding the counterparty’s obligations.

Certain funds may enter into swap options (or “swaptions”) to seek to manage or “hedge” against one or more investment risks to which a fund may be exposed from time to time in pursuing its investment objective(s), including, for example, interest rate risk, which is the risk that interest rates will rise, causing bond prices to fall, and credit risk, which is the risk that the issuer of a debt instrument will default on its obligation to pay interest and/or principal on the instrument.

Funds that may use swaptions to seek to manage interest rate or credit risks include: the Low Duration Bond Fund, Inflation Protected Securities Fund, Discovery Fund, Diversified Assets Fund, and Core Bond Index Fund. Some funds, such as the Diversified Assets Fund and the Inflation Protected Securities Fund, also may use swaptions to obtain investment exposure to a certain asset or asset class. Certain funds also may be permitted to use swaptions for other purposes, as described in the prospectus and statement of additional information, but any such uses generally would not be as common as the uses described above. No fund is required to use swaptions for any or all of the uses described herein.

Purchases of put and call swaptions are recorded as an investment, the value of which is marked to market at each valuation date. When a purchased swaption expires, the fund will realize a loss equal to the premium paid. When a fund enters into a closing sale transaction, the fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the swaption. When a fund exercises a put swaption, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a fund exercises a call swaption, the cost of the security which the fund purchases upon exercise will be increased by the premium originally paid. When a fund writes a call or put swaption, an amount equal to the premium received by the fund is recorded as a liability, the value of each swaption is marked to market at each valuation date. When a written swaption expires, the fund realizes a gain equal to the amount of the premium originally received. When a fund enters into a closing purchase transaction, the fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the swaption was sold/written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such swaption is eliminated. When a written call swaption is exercised, the fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a written put swaption is exercised, the amount of the premium originally received will reduce the cost of the security that the fund purchased upon exercise. Swaptions written are reported as a liability in a fund’s Statement of Assets and Liabilities. Gains and losses are reported in a fund’s Statement of Operations. Swaption contract transactions may incur a commission, in addition to the premium paid or received.

During the year ended December 31, 2009, the following fund participated in interest rate swaption agreements: Inflation Protected Securities Fund.

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Written swaption activity for the year ended December 31, 2009 was as follows:

	Call Swaptions		Put Swaptions		Total
Inflation Protected Securities Fund	Notional Amount	Premium	Notional Amount	Premium	Notional Amount	Premium
Beginning balance as of 01/01/2009	$4,400,000	$107,490	$1,800,000	$12,343	$6,200,000	$119,833
Written	56,150,000	257,830	102,150,000	730,081	158,300,000	987,911
Closed	(47,150,000)	(258,525)	(82,950,000)	(588,519)	(130,100,000)	(847,044)
Expired	—	—	—	—	—	—
Ending balance as of 12/31/2009	$13,400,000	$106,795	$21,000,000	$153,905	$34,400,000	$260,700

Exchange	Contract	Notional Amount	Strike Rate	Expiration Date	Net Unrealized Appreciation/ (Depreciation)
OTC	Put—Interest Rate Swaption	$5,300,000	3.50%	2/17/2010	$(53,103)
OTC	Call—Interest Rate Swaption	2,900,000	3.25%	4/19/2010	24,037
OTC	Put—Interest Rate Swaption	2,900,000	4.25%	4/19/2010	(25,550)
OTC	Call—Interest Rate Swaption	2,200,000	2.75%	4/19/2010	1,805
OTC	Put—Interest Rate Swaption	2,200,000	4.00%	4/19/2010	(7,240)
OTC	Call—Interest Rate Swaption	2,000,000	3.25%	2/17/2010	19,649
OTC	Put—Interest Rate Swaption	1,800,000	4.00%	4/19/2010	(12,421)
OTC	Call—Interest Rate Swaption	1,800,000	3.25%	4/19/2010	6,850
OTC	Put—Interest Rate Swaption	1,800,000	4.25%	4/19/2010	(14,895)
OTC	Call—Interest Rate Swaption	1,800,000	2.75%	4/19/2010	13,177
OTC	Put—Interest Rate Swaption	1,800,000	4.00%	2/17/2010	(13,949)
OTC	Call—Interest Rate Swaption	1,700,000	3.25%	2/17/2010	14,768
OTC	Put—Interest Rate Swaption	1,700,000	4.00%	2/17/2010	(19,294)
OTC	Put—Interest Rate Swaption	1,500,000	4.00%	2/17/2010	(17,983)
OTC	Put—Interest Rate Swaption	1,000,000	4.25%	4/19/2010	(8,650)
OTC	Put—Interest Rate Swaption	1,000,000	4.25%	4/19/2010	(11,225)
OTC	Call—Interest Rate Swaption	1,000,000	3.25%	4/19/2010	11,206
					$(92,818)

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

In April 2009, the Company adopted FASB ASC 815 “Disclosure about Derivative Instruments and Hedging Activities” (“ASC 815”), which requires enhanced disclosures about the funds’ derivatives and hedging activities. The following tables reflect the value of the funds’ derivative contracts by certain risk exposure types as of December 31, 2009.

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Low Duration Bond Fund
Interest rate	Receivable for variation margin on futures contracts	$127,803	*	Payable for variation margin on futures contracts	$—
Foreign currency	Unrealized appreciation on forward foreign currency exchange contracts	244,664		Unrealized depreciation on forward foreign currency exchange contracts	—
Total		$372,467			$—
Inflation Protected Securities Fund
Interest rate	Receivable for variation margin on futures contracts and unrealized appreciation on swap agreements	$144,622	*	Payable for variation margin on futures contracts and written options at value	$413,948	*
Foreign currency	Unrealized appreciation on forward foreign currency exchange contracts	79,451		Unrealized depreciation on forward foreign currency exchange contracts	16,720
Total		$224,073			$430,668
Asset Allocation Fund
Interest rate	Receivable for variation margin on futures contracts	$—		Payable for variation margin on futures contracts	$1,787,808	*
Equity	Receivable for variation margin on futures contracts	494,208	*	Payable for variation margin on futures contracts	—
Total		$494,208			$1,787,808
Discovery Fund
Interest rate	Receivable for variation margin on futures contracts	$6,798	*	Payable for variation margin on futures contracts	$—
Foreign currency	Unrealized appreciation on forward foreign currency exchange contracts	22,262		Unrealized depreciation on forward foreign currency exchange contracts	—
Equity	Receivable for variation margin on futures contracts	2,927,648	*	Payable for variation margin on futures contracts	—
Total		$2,956,708			$—
Diversified Assets Fund
Interest rate	Investment in securities, at value — purchased options and receivable for variation margin on futures contracts	$2,481,289	ˆ	Payable for variation margin on futures contracts	$647,704	*
Foreign currency	Unrealized appreciation on forward foreign currency exchange contracts	1,064,738		Unrealized depreciation on forward foreign currency exchange contracts	2,109,370
Equity	Receivable for variation margin on futures contracts	1,179,139	*	Payable for variation margin on futures contracts	1,370,190	*
Total		$4,725,166			$4,127,264

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
500 Stock Index Fund
Equity	Receivable for variation margin on futures contracts	$35,558	*	Payable for variation margin on futures contracts	$—
Total		$35,558			$—
Broad Market Index Fund
Equity	Receivable for variation margin on futures contracts	$84,442	*	Payable for variation margin on futures contracts	$—
Total		$84,442			$—
Mid/Small Company Index Fund
Equity	Receivable for variation margin on futures contracts	$143,075	*	Payable for variation margin on futures contracts	$—
Total		$143,075			$—
Overseas Equity Index Fund
Foreign currency	Unrealized appreciation on forward foreign currency exchange contracts	$139,056		Unrealized depreciation on forward foreign currency exchange contracts	$293,395
Equity	Receivable for variation margin on futures contracts	34,562	*	Payable for variation margin on futures contracts	—
Total		$173,618			$293,395

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Notes to Financial Statements. Only the current day’s variation margin is reported within the asset and liability sections of the Statements of Assets and Liabilities.

ˆ	Includes cumulative appreciation (depreciation) of futures contracts and options on futures at value as reported in the Notes to Financial Statements and Schedule of Investments, respectively. Only the current day’s variation margin is reported within the asset and liability sections of the Statements of Assets and Liabilities.

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

The following tables reflect the funds’ gains (losses) related to derivative activities by risk exposure types for the year ended December 31, 2009 in accordance with ASC 815. These gains (losses) are included in net realized gain (loss) or net change in unrealized appreciation (depreciation) in the Statements of Operations.

Low Duration Bond Fund

Net Realized Gain (Loss)
Risk Exposure	Option Contracts	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements	Total
Interest rate	$—	$(190,784)	$—	$—	$(190,784)
Foreign currency	—	—	(2,517,392)	—	(2,517,392)
Total	$—	$(190,784)	$(2,517,392)	$—	$(2,708,176)

Net Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Option Contracts	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements	Total
Interest rate	$—	$12,234	$—	$—	$12,234
Foreign currency	—	—	985,933	—	985,933
Total	$—	$12,234	$985,933	$—	$998,167

Inflation Protected Securities Fund

Net Realized Gain (Loss)
Risk Exposure	Option Contracts	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements	Total
Interest rate	$619,574	$254,841	$—	$2,081,828	$2,956,243
Foreign currency	—	—	54,020	—	54,020
Total	$619,574	$254,841	$54,020	$2,081,828	$3,010,263

Net Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Option Contracts	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements	Total
Interest rate	$51,664	$19,538	$—	$(1,492,715)	$(1,421,513)
Foreign currency	—	—	62,731	—	62,731
Total	$51,664	$19,538	$62,731	$(1,492,715)	$(1,358,782)

Asset Allocation Fund

Net Realized Gain (Loss)
Risk Exposure	Option Contracts	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements	Total
Interest rate	$—	$(1,305,980)	$—	$—	$(1,305,980)
Equity	—	(627,971)	—	—	(627,971)
Total	$—	$(1,933,951)	$—	$—	$(1,933,951)

Net Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Option Contracts	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements	Total
Interest rate	$—	$(1,787,808)	$—	$—	$(1,787,808)
Equity	—	(187,381)		—	(187,381)
Total	$—	$(1,975,189)	$—	$—	$(1,975,189)

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Discovery Fund

Net Realized Gain (Loss)
Risk Exposure	Option Contracts	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements	Total
Interest rate	$—	$(2,684)	$—	$—	$(2,684)
Foreign currency	—	—	(319,791)	—	(319,791)
Equity	—	22,000,627	—	—	22,000,627
Total	$—	$21,997,943	$(319,791)	$—	$21,678,152

Net Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Option Contracts	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements	Total
Interest rate	$—	$6,798	$—	$—	$6,798
Foreign currency	—	—	241,047	—	241,047
Equity	—	(3,226,601)	—	—	(3,226,601)
Total	$—	$(3,219,803)	$241,047	$—	$(2,978,756)

International Fund

Net Realized Gain (Loss)
Risk Exposure	Option Contracts	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements	Total
Foreign currency	$—	$—	$182,227	$—	$182,227

Net Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Option Contracts	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements	Total
Foreign currency	$—	$—	$(127,698)	$—	$(127,698)

Diversified Assets Fund

Net Realized Gain (Loss)
Risk Exposure	Option Contracts	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements	Total
Interest rate	$1,833,185	$858,072	$—	$—	$2,691,257
Foreign currency	—	—	2,083,458	—	2,083,458
Equity	—	8,107,111	—	—	8,107,111
Total	$1,833,185	$8,965,183	$2,083,458	$—	$12,881,826

Net Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Option Contracts	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements	Total
Interest rate	$(220,241)	$(732,180)	$—	$(332,335)	$(1,284,756)
Foreign currency	—	—	(982,686)	—	(982,686)
Equity	—	(255,482)	—	—	(255,482)
Total	$(220,241)	$(987,662)	$(982,686)	$(332,335)	$(2,522,924)

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

500 Stock Index Fund

Net Realized Gain (Loss)
Risk Exposure	Option Contracts	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements	Total
Equity	$—	$1,492,920	$—	$—	$1,492,920

Net Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Option Contracts	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements	Total
Equity	$—	$(48,426)	$—	$—	$(48,426)

Broad Market Index Fund

Net Realized Gain (Loss)
Risk Exposure	Option Contracts	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements	Total
Equity	$—	$1,394,571	$—	$—	$1,394,571

Net Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Option Contracts	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements	Total
Equity	$—	$(109,929)	$—	$—	$(109,929)

Mid/Small Company Index Fund

Net Realized Gain (Loss)
Risk Exposure	Option Contracts	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements	Total
Equity	$—	$1,625,655	$—	$—	$1,625,655

Net Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Option Contracts	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements	Total
Equity	$—	$16,249	$—	$—	$16,249

Overseas Equity Index Fund

Net Realized Gain (Loss)
Risk Exposure	Option Contracts	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements	Total
Foreign currency	$—	$—	$578,244	$—	$578,244
Equity	—	476,433	—	—	476,433
Total	$—	$476,433	$578,244	$—	$1,054,677

Net Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Option Contracts	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements	Total
Foreign currency	$—	$—	$(269,480)	$—	$(269,480)
Equity	—	(30,935)	—	—	(30,935)
Total	$—	$(30,935)	$(269,480)	$—	$(300,415)

The value of derivative instruments at period end and effect of derivatives on the Statements of Operations is indicative of the funds’ typical volume of derivative activity.

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

4.	Agreements and Other Transactions with Affiliates

VIA, a wholly owned subsidiary of ICMA-RC, provides investment advisory services to each of the funds. Pursuant to Master Advisory Agreements, VIA is entitled to receive 0.10% of the average daily net assets of each Actively Managed and Milestone Fund and 0.05% of the average daily net assets of the Index Funds. Effective July 1, 2005, VIA is entitled to receive 0.10% on the first $500 million of net assets, 0.09% on the next $500 million of net assets, and 0.08% on net assets over $1 billion for each Model Portfolio Fund. For these services, VIA received $12,570,739 in the aggregate for the year ended December 31, 2009.

VIA and the Company contract with one or more subadvisers (“Subadvisers”) for the day-to-day management of each of the funds other than the Money Market Fund, Model Portfolio Funds and Milestone Funds. Each Subadviser is paid a fee by the funds during the year based on average net assets under management, except that the subadviser fee for Analytic Investors, LLC and Mellon Capital Management Corporation for the Diversified Assets Fund is calculated based on the average net asset value of the fund’s assets allocated and assigned to each of them by VIA. The fee structure for many of the Subadvisers provides for a range of fees so that as average net assets of a fund increase the rate of fee paid decreases. With other Subadvisers, one fee is applicable to all levels of assets under management. Additional information about each Subadviser’s fee is presented in the Company’s prospectus and statement of additional information. Fees paid by each fund to Subadvisers during the year ended December 31, 2009 are presented in the “Additional Information” section of these Notes. The Subadviser’s fees during the year ended December 31, 2009 are shown here as an annual percentage of average net assets under management, except that the subadviser fee for Analytic Investors, LLC and Mellon Capital Management Corporation for the Diversified Assets Fund which is calculated based on the average net asset value of the assets allocated and assigned to each of them by VIA.

Fund	Subadviser	Actual Fee as a Percentage of Average Daily Net Assets (net of any subadviser fee waivers)
Low Duration Bond	Payden & Rygel	0.10%
	STW Fixed Income Management Ltd.	0.20%

Inflation Protected Securities	Pacific Investment Management Company, LLC	0.20%
	BlackRock Financial Management, Inc.	0.11%

Asset Allocation	Mellon Capital Management Corporation	0.29%

Equity Income	Barrow, Hanley, Mewhinney & Strauss, Inc.	0.25%
	T. Rowe Price Associates, Inc.	0.38%
	Southeastern Asset Management, Inc.	0.53%

Growth & Income	Capital Guardian Trust Company (1)	0.24%
	Fiduciary Management, Inc. (2)	0.29%
	T. Rowe Price Associates, Inc.	0.38%
	Wellington Management Company, LLP	0.29%

Growth	Columbus Circle Investors	0.35%
	D.G. Capital Management Trust	0.46%
	Legg Mason Capital Management, Inc.	0.32%
	Tukman Grossman Capital Management, Inc.	0.40%
	Westfield Capital Management Company, L.P.	0.34%

Select Value	Artisan Partners Limited Partnership	0.55%
	Systematic Financial Management L.P.	0.45%
	WEDGE Capital Management L.L.P.	0.56%

Aggressive Opportunities	Legg Mason Capital Management, Inc.	0.32%
	Southeastern Asset Management, Inc.	0.58%
	TimesSquare Capital Management, LLC	0.50%
	T. Rowe Price Associates, Inc.	0.58%

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Fund	Subadviser	Actual Fee as a Percentage of Average Daily Net Assets (net of any subadviser fee waivers)
Discovery	Payden & Rygel	0.15%
	Wellington Management Company, LLP	0.73%

International	Artisan Partners Limited Partnership	0.70%
	Capital Guardian Trust Company (3)	0.47%
	GlobeFlex Capital, LP	0.40%
	Mondrian Investment Partners Limited (4)	0.44%
	Walter Scott & Partners Limited	0.58%

Diversified Assets	Analytic Investors, LLC	0.45%
	Drake Capital Management, LLC (5)	0.23%
	Mellon Capital Management Corporation	0.65%
	Payden & Rygel (short-duration fixed income strategy)	0.08%
	Payden & Rygel (low duration bond strategy) (6)	0.09%

Core Bond Index	Mellon Capital Management Corporation	0.02%

500 Stock Index	Mellon Capital Management Corporation	0.02%

Broad Market Index	Mellon Capital Management Corporation	0.02%

Mid/Small Company Index	Mellon Capital Management Corporation	0.04%

Overseas Equity Index	Mellon Capital Management Corporation	0.07%

(1)	Terminated as a subadviser on January 31, 2009.

(2)	Began serving as a subadviser on January 21, 2009.

(3)	Terminated as a subadviser on October 11, 2009. Minimum fee of $337,500 per year.

(4)	Began serving as a subadviser on October 12, 2009.

(5)	Terminated as a subadviser on April 10, 2009.

(6)	Began serving as a subadviser to this portion of the fund on April 3, 2009.

Expenses

The Model Portfolio Funds and Milestone Funds incur fees and expenses indirectly as shareholders in their respective underlying funds and the Money Market Fund incurs fees and expenses indirectly as a shareholder of the Portfolio. Because the underlying funds have varied expense and fee levels and the Model Portfolio, Milestone and Money Market Funds may own different proportions of such funds at different times, the amount of fees and expenses indirectly incurred by the Model Portfolio, Milestone, and Money Market Funds will vary.

Fee Waivers

VIA will waive its management fee or reimburse expenses to the extent necessary as a result of any increase in subadvisory fees payable by the Growth Fund that would cause the aggregate management and subadvisory fees of the Growth Fund to exceed 0.54% as a result of subadvisory changes. This commitment will continue until such time as shareholders approve an increase in this limit. For the year ended December 31, 2009, no waiver or reimbursement was required.

During the year ended December 31, 2009, VIA waived its fee, on a voluntary basis, for the Money Market Fund. The waived amount during this period was $543,029. Any such waivers were voluntary and there can be no assurance that additional waivers can or will be made in the future.

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

From January 3, 2005 until April 30, 2006, VIA contractually agreed to waive fees and/or reimburse expenses to each of the Milestone Funds limiting the direct operating expenses to no more than 0.05% of the fund’s average daily net assets on an annualized basis. From May 1, 2006 through April 30, 2009, VIA contractually agreed to limit each fund’s total fund operating expenses to the following percentages:

Milestone Retirement Income	0.81%
Milestone 2010	0.88%
Milestone 2015	0.91%
Milestone 2020	0.93%
Milestone 2025	0.95%
Milestone 2030	0.97%
Milestone 2035	0.99%
Milestone 2040	0.99%

For the year ended December 31, 2009, VIA reimbursed each fund as follows:

Milestone Retirement Income	$26,965
Milestone 2010	$17,230
Milestone 2015	$12,138
Milestone 2020	$ 8,147
Milestone 2025	$12,156
Milestone 2030	$10,676
Milestone 2035	$12,022
Milestone 2040	$12,030

T. Rowe Price Associates, Inc. (“T. Rowe Price”) voluntarily waives a portion of its aggregate subadvisory fees for the Growth & Income, Equity Income, and Aggressive Opportunities Funds. These voluntary fee waivers were first implemented on May 1, 2003. The fee for each fund managed by T. Rowe Price is voluntarily reduced by the following percentages, which are determined based on the total amount of assets managed by T. Rowe Price for The Vantagepoints Funds: a 2.5% waiver on the first $500 million in total assets and a 5% waiver on total assets above $500 million. For the year ended December 31, 2009, the fee waiver for the Growth & Income Fund totaled $39,906, the fee waiver for the Equity Income Fund totaled $55,105 and the fee waiver for the Aggressive Opportunities Fund totaled $41,998. Payden & Rygel has contractually agreed to waive a portion of its subadvisory fee for assets managed pursuant to its short-duration fixed income strategy until April 30, 2010, for the Diversified Assets Fund so that its fees will not exceed 0.08% of the Diversified Assets Fund’s annual average daily net assets under its management for this strategy. For the year ended December 31, 2009, this waiver totaled $40,059. Payden & Rygel also agreed to voluntarily waive a portion of its subadvisory fee for assets managed pursuant to its low duration bond strategy so that its fee will not exceed 0.08% of the Diversified Assets Fund’s annual average daily net assets under its management for this strategy from April 3, 2009 through September 27, 2009. For the year ended December 31, 2009, this waiver totaled $12,257. Effective October 1, 2008, Tukman Grossman Capital Management, Inc. (“Tukman Grossman”) voluntarily agreed to waive a portion of its subadvisory fee in an amount equal to 0.10% of the average daily market value of the assets of the Growth Fund’s assets under its management. This waiver totaled $298,553 for the year ended December 31, 2009.

5.	Investment Portfolio Transactions

Purchases and sales of investments, exclusive of short-term securities, for each fund for the year ended December 31, 2009 were as follows:

	U.S. Government Obligations		Other Securities
Fund	Purchases at Cost	Sales Proceeds	Purchases at Cost	Sales Proceeds
Low Duration Bond	$—	$—	$252,153,862	$258,276,751
Inflation Protected Securities	227,686,359	213,286,129	96,766,433	104,082,224
Asset Allocation	105,221,974	9,834,767	14,839,714	137,204,239
Equity Income	—	—	257,182,014	303,927,037
Growth & Income	—	—	930,987,629	900,877,521

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

	U.S. Government Obligations		Other Securities
Fund	Purchases at Cost	Sales Proceeds	Purchases at Cost	Sales Proceeds
Growth	$—	$—	$1,338,555,531	$1,322,516,571
Select Value	—	—	198,038,064	211,711,592
Aggressive Opportunities	—	—	410,083,825	426,753,028
Discovery	17,031,073	18,991,062	108,195,354	91,125,642
International	—	—	1,379,410,971	1,332,995,654
Diversified Assets	—	—	418,030,172	354,980,236
Core Bond Index	361,596,076	243,209,832	428,774,520	337,279,084
500 Stock Index	—	—	41,796,622	46,451,455
Broad Market Index	—	—	26,537,582	30,017,512
Mid/Small Company Index	—	—	63,301,257	45,855,469
Overseas Equity Index	—	—	26,666,837	7,369,298
Model Portfolio Savings Oriented	—	—	39,360,948	20,069,830
Model Portfolio Conservative Growth	—	—	70,290,230	61,255,951
Model Portfolio Traditional Growth	—	—	138,582,448	87,898,511
Model Portfolio Long-Term Growth	—	—	161,034,309	64,841,128
Model Portfolio All-Equity Growth	—	—	80,827,050	15,571,438
Milestone Retirement Income	—	—	34,123,015	7,997,475
Milestone 2010	—	—	30,167,687	15,445,358
Milestone 2015	—	—	57,050,150	18,268,779
Milestone 2020	—	—	54,319,088	9,334,478
Milestone 2025	—	—	46,047,405	5,392,517
Milestone 2030	—	—	36,348,056	3,346,543
Milestone 2035	—	—	27,252,930	2,044,450
Milestone 2040	—	—	38,441,427	2,187,475

6.	Tax Basis Unrealized Appreciation (Depreciation)

At December 31, 2009, net unrealized appreciation (depreciation) on investments was as follows:

Fund	Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ (Depreciation)
Money Market	$452,107,065	$—	$—	$—
Low Duration Bond	549,543,979	12,957,342	3,812,298	9,145,044
Inflation Protected Securities	379,203,800	10,452,059	196,678	10,255,381
Asset Allocation	494,538,822	53,821,803	62,348,311	(8,526,508)
Equity Income	1,655,424,665	229,537,653	184,907,696	44,629,957
Growth & Income	955,497,757	166,484,643	17,891,795	148,592,848
Growth	1,817,115,769	245,790,265	49,836,333	195,953,932
Select Value	300,317,860	38,816,486	7,563,274	31,253,212
Aggressive Opportunities	1,104,720,753	197,581,594	50,488,828	147,092,766
Discovery	190,330,021	18,277,588	4,119,100	14,158,488
International	1,030,812,896	81,694,477	29,229,580	52,464,897
Diversified Assets	449,673,266	3,107,705	1,260,641	1,847,064
Core Bond Index	1,341,215,993	34,545,313	12,621,620	21,923,693
500 Stock Index	276,876,000	130,032,848	53,270,379	76,762,469
Broad Market Index	443,400,220	193,808,406	104,552,298	89,256,108
Mid/Small Company Index	285,816,384	47,244,260	42,043,104	5,201,156
Overseas Equity Index	207,637,687	16,948,721	31,153,354	(14,204,633)
Model Portfolio Savings Oriented	315,135,293	1,899,772	9,671,324	(7,771,552)
Model Portfolio Conservative Growth	549,521,019	1,805,726	23,047,066	(21,241,340)

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Fund	Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ (Depreciation)
Model Portfolio Traditional Growth	$1,445,634,399	$817,226	$93,212,574	$(92,395,348)
Model Portfolio Long-Term Growth	1,738,989,066	2,056,302	119,735,598	(117,679,296)
Model Portfolio All-Equity Growth	686,668,106	—	95,050,426	(95,050,426)
Milestone Retirement Income	79,386,882	—	2,666,822	(2,666,822)
Milestone 2010	94,256,594	—	3,427,282	(3,427,282)
Milestone 2015	200,453,683	965,309	15,382,093	(14,416,784)
Milestone 2020	199,727,000	566,169	14,098,811	(13,532,642)
Milestone 2025	157,098,088	350,101	11,009,431	(10,659,330)
Milestone 2030	128,869,945	225,023	7,836,948	(7,611,925)
Milestone 2035	81,406,002	96,504	4,592,036	(4,495,532)
Milestone 2040	93,716,681	23,053	2,356,200	(2,333,147)

7.	Portfolio Securities Loaned

Certain funds lend securities to approved borrowers to seek to earn additional income. As of December 31, 2009, certain funds had loaned securities, which were collateralized by cash or other forms of collateral as provided for in the Company’s Securities Lending Agency Agreement with JPMorgan Chase Bank, N.A. at least equal to the market value of the securities loaned. The funds receive dividends and interest on the loaned securities and a portion of interest earned on reinvested collateral. All securities loaned are marked to market daily in U.S. dollars and collateral is received and released accordingly on the following day to achieve the required collateralization for the previous day’s market value. A fund retains a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A fund also continues to receive any distributions paid on the loaned securities. The fund may terminate a loan at any time and generally expects to receive the securities loaned within the normal settlement period for the security involved. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The fund may not retain voting rights on securities while they are on loan. Voting rights on the loaned securities may pass to the borrower. The funds, however, are entitled to terminate or recall the loans to vote proxies or otherwise obtain rights to vote or consent with respect to a material event.

The funds will be indemnified by its custodian for securities lending programs conducted through the custodian if, at the time of a default by a borrower, some or all of the loaned securities have not been returned by the borrower. The custodian, as soon as practicable after the time of default, shall deposit in the funds’ accounts securities of the same number, issue, type, class and series of the unreturned loaned securities. If the custodian is unable to purchase replacement securities, it will credit to the funds’ accounts an amount equal to the market value of the unreturned loaned securities.

The market value of the securities on loan and the value of the related collateral as of December 31, 2009, were as follows:

Fund	Securities on Loan	Collateral	Collateralization
Low Duration Bond	$44,250,183	$44,728,953	101%
Inflation Protected Securities	53,107,347	54,283,620	102%
Asset Allocation	48,764,472	50,270,860	103%
Equity Income	178,527,606	184,896,427	104%
Growth & Income	79,698,585	82,251,772	103%
Growth	189,988,524	195,541,773	103%
Select Value	42,584,724	44,370,471	104%
Aggressive Opportunities	232,614,390	240,717,338	103%
Discovery	28,774,455	29,670,214	103%
International	65,471,243	68,440,543	105%
Core Bond Index	209,702,889	214,395,238	102%
500 Stock Index	29,533,161	30,623,579	104%
Broad Market Index	53,096,305	55,146,175	104%
Mid/Small Company Index	57,810,316	60,108,194	104%
Overseas Equity Index	11,951,816	12,542,046	105%

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

8.	Transactions with Affiliated Funds

At December 31, 2009, the Model Portfolio Funds and Milestone Funds held investments in a number of the underlying funds. The figures presented below represent the percentages of shares outstanding in each of the underlying funds owned by the Model Portfolio and Milestone Funds on that date:

Underlying Fund	Model Portfolio Savings Oriented	Model Portfolio Conservative Growth	Model Portfolio Traditional Growth	Model Portfolio Long-Term Growth	Model Portfolio All-Equity Growth
Low Duration Bond	25.19%	23.21%	20.17%	—	—
Inflation Protected Securities	8.04%	10.00%	15.45%	—	—
Equity Income	2.14%	3.91%	11.03%	13.99%	7.00%
Growth & Income	3.14%	4.74%	16.21%	20.70%	9.77%
Growth	—	1.79%	7.59%	10.31%	5.53%
Select Value	—	5.56%	26.25%	47.68%	19.15%
Aggressive Opportunities	—	1.63%	7.76%	13.96%	5.60%
Discovery	—	—	23.74%	42.20%	30.46%
International	1.56%	4.19%	16.08%	25.37%	11.58%
Diversified Assets	6.67%	11.50%	28.70%	34.96%	—
Core Bond Index Class I	4.57%	12.41%	27.25%	27.62%	—

Underlying Fund	Milestone Retirement Income	Milestone 2010	Milestone 2015	Milestone 2020	Milestone 2025
Low Duration Bond	5.93%	6.40%	7.17%	3.22%	1.13%
Inflation Protected Securities	2.04%	2.28%	2.85%	—	—
Equity Income	0.61%	0.78%	2.19%	2.62%	2.20%
Growth & Income	0.90%	1.05%	2.00%	2.05%	1.83%
Growth	—	0.07%	0.74%	0.84%	0.74%
International	0.45%	0.61%	1.90%	2.27%	2.04%
Diversified Assets	1.69%	2.00%	4.09%	4.09%	3.21%
Core Bond Index Class I	0.99%	1.17%	2.78%	4.18%	2.74%
Mid/Small Company Index Class I	—	0.68%	7.89%	12.00%	12.17%

Underlying Fund	Milestone 2030	Milestone 2035	Milestone 2040
Equity Income	1.93%	1.28%	1.57%
Growth & Income	1.67%	1.10%	1.34%
Growth	0.68%	0.47%	0.60%
International	1.88%	1.29%	1.62%
Diversified Assets	2.40%	0.68%	—
Core Bond Index Class I	1.86%	1.02%	1.07%
Mid/Small Company Index Class I	12.42%	9.56%	12.93%

9.	Control Persons and Principal Holders of Securities

As of December 31, 2009, a majority of the voting shares of all funds, except the Money Market Fund, were held either directly, or indirectly through the Model Portfolio Funds and the Milestone Funds and by VantageTrust, a group trust established and maintained by VantageTrust Company (“Trust Company”). VantageTrust was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The Trust Company, a New Hampshire non-depository banking corporation, has the power to vote the shares of the funds directly held by VantageTrust and has the power to direct the vote of the shares of the Model Portfolio Funds and the Milestone Funds under the proxy voting policy adopted by VIA, the Company’s adviser. The Trust Company therefore has the power to vote more than 25% of the fund’s voting securities and thus under the 1940 Act is considered a “control” person of the funds. Both the Trust Company and VIA are wholly owned subsidiaries of ICMA-RC. As a control person of

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

all the funds, the Trust Company may possess the ability to control the outcome of matters submitted to the vote of shareholders.

Additionally, at December 31, 2009, the VantageTrust, an affiliated group trust, held directly or indirectly, the outstanding shares of the Company in the percentages shown below:

Fund	% Owned by Vantage Trust
Money Market	38.13%
Low Duration Bond	81.12%
Inflation Protected Securities	90.42%
Asset Allocation	97.35%
Equity Income	92.97%
Growth & Income	92.70%
Growth	96.98%
Select Value	95.08%
Aggressive Opportunities	96.46%
Discovery	95.15%
International	93.83%
Diversified Assets	92.29%
Core Bond Index Class I	90.54%
Core Bond Index Class II	93.74%
500 Stock Index Class I	84.87%
500 Stock Index Class II	99.95%
Broad Market Index Class I	87.20%
Broad Market Index Class II	90.67%
Mid/Small Company Index Class I	82.49%
Mid/Small Company Index Class II	99.90%
Overseas Index Class I	82.48%
Overseas Index Class II	99.91%
Model Portfolio Savings Oriented	87.13%
Model Portfolio Conservative Growth	89.63%
Model Portfolio Traditional Growth	95.06%
Model Portfolio Long-Term Growth	96.43%
Model Portfolio All-Equity Growth	93.65%
Milestone Retirement Income	71.87%
Milestone 2010	78.78%
Milestone 2015	84.58%
Milestone 2020	86.22%
Milestone 2025	86.80%
Milestone 2030	85.23%
Milestone 2035	82.89%
Milestone 2040	81.13%

VANTAGEPOINT FUNDS
NOTES TO THE FINANCIAL STATEMENTS—(Continued)

Other than VantageTrust below is the name, address, and percentage of ownership the entity owns of record or is known to own beneficially 5% or more of any class of any fund’s outstanding shares as of December 31, 2009:

Money Market Fund

Name	Address	Percentage of Shares Owned
Lee County Board of County Commissioners	P.O. Box 398 Fort Meyers, Florida 33902	9.44%

10.	Brokerage Commissions

VIA has entered into agreements with brokers whereby the brokers will rebate a portion of the funds’ brokerage commissions on behalf of certain funds. Such amounts, under such agreements, are included in net realized gain (loss) on the sale of investments presented in the Statements of Operations. For the year ended December 31, 2009, the funds recaptured the following amounts of brokerage commissions:

Fund	Recaptured Brokerage Commissions
Equity Income	$54,089
Growth & Income	82,178
Growth	407,985
Select Value	60,589
Aggressive Opportunities	127,752
Discovery	11,465
International	58,973

11.	Stock Split in the Low Duration Bond Fund (formerly the Short-Term Bond Fund)

On October 28, 2005, a “stock split” was processed in the Vantagepoint Low Duration Bond Fund. Specifically, there was a “10 for 1” split meaning that the shares outstanding were increased by a multiple of 10 and the NAV was divided by 10. Therefore, this action had no impact on the aggregate value of the shares outstanding. The record date (shareholders of record on this date were affected) was Thursday, October 27, 2005. The payable date (the date the stock split posted to shareholder accounts) was Friday, October 28, 2005. The ex-date (the date the NAV changed to reflect the split) was Friday, October 28, 2005. Share transactions, shares outstanding, NAVs, and per share ratios for prior years in the Financial Highlights have been restated to reflect historical application of the “10 for 1” split in order to present these items on a comparable basis, as required by generally accepted accounting principles.

12.	Subsequent Events

Management has evaluated events or transactions that may have occurred since December 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through March 1, 2010, the date the financial statements were available to be issued and except as already included below, has determined that no additional items require disclosure.

On January 4, 2010, changes became effective for certain funds as reflected in the Company’s prospectus and statement of additional information dated January 4, 2010. These changes include: (i) changes to the principal investment strategies for the Diversified Assets Fund, including the addition of a convertibles securities strategy and the addition of two new investment subadvisers to manage fund assets in that strategy; (ii) changes to the name of the Diversified Assets Fund, now called the Diversifying Strategies Fund; (iii) changes to the principal investment strategies for each of the Model Portfolio Funds (except the Model Portfolio All-Equity Growth Fund) resulting in an overall reduction in each fund’s then-current fixed income investment allocation, and an increase in the then-current allocation to the multi-strategy fund, with no change to the allocation to equity investments; and (iv) changes to the principal investment strategies for the Milestone Funds involving: extending by 10 years the point in time at which each “dated” Milestone Fund reaches its final constant target allocation; altering the manner in which the dated Milestone Funds’ assets are allocated over time as depicted by their “glide path”; altering the final constant target asset allocation of the dated Milestone Funds; and altering the target asset allocation of the Milestone Retirement Income Fund. Also on January 4, 2010, the Milestone 2045 Fund, a new series of the Company, became effective.

VANTAGEPOINT FUNDS
Additional Information (Unaudited)

A. Tax Disclosures

For corporate shareholders, a portion of the ordinary dividends paid during the fund’s year ended December 31, 2009, qualified for the dividends received deduction as follows:

Fund
Asset Allocation	100.00%
Equity Income	100.00%
Growth & Income	98.22%
Growth	100.00%
Select Value	98.69%
Aggressive Opportunities	51.99%
International	3.51%
500 Stock Index	100.00%
Broad Market Index	100.00%
Mid/Small Company Index	88.26%
Model Portfolio Savings Oriented	14.88%
Model Portfolio Conservative Growth	18.76%
Model Portfolio Traditional Growth	31.67%
Model Portfolio Long-Term Growth	48.66%
Model Portfolio All-Equity Growth	84.65%
Milestone Retirement Income	21.57%
Milestone 2010	27.15%
Milestone 2015	47.70%
Milestone 2020	38.11%
Milestone 2025	45.62%
Milestone 2030	53.60%
Milestone 2035	59.19%
Milestone 2040	62.29%

Pursuant to Section 852 of the Internal Revenue Code, the Company designated the following capital gain dividends for the year ended December 31, 2009:

Fund	Long Term Capital Gain Dividend
Model Portfolio Savings Oriented	$89,456
Model Portfolio Traditional Growth	989,933
Model Portfolio Long-Term Growth	7,065,993
Model Portfolio All-Equity Growth	4,261,652
Milestone Retirement Income	68,883
Milestone 2010	362,908
Milestone 2015	1,178,592
Milestone 2020	1,486,573
Milestone 2025	1,239,920
Milestone 2030	1,159,773
Milestone 2035	732,331
Milestone 2040	792,731

B. Foreign Taxes Paid

For the year ended December 31, 2009, dividends from foreign countries were $24,261,930 and $4,925,114 for the International and the Overseas Equity Index Funds, respectively. Taxes paid to foreign countries that qualify for the foreign tax credit were $871,899 and $104,647 for the International and the Overseas Equity Index Funds, respectively.

All other funds treat any foreign taxes paid as a reduction of net investment company taxable income by these amounts.

VANTAGEPOINT FUNDS
Additional Information (Unaudited)—(Continued)

C. Sources of Income

The following table summarizes the percentage of income received by the Company in 2009 from various obligors:

Fund	U.S. Treasury Obligations	GNMA	FNMA	FHL Bank	FHLMC	Other U.S. Government Agencies
Low Duration Bond	0.39%	9.31%	1.64%	1.34%	2.31%	0.02%
Inflation Protected Securities	76.90%	0.00%	0.08%	0.19%	0.21%	0.21%
Asset Allocation	14.89%	0.00%	0.02%	0.01%	0.01%	0.00%
Discovery	1.50%	18.52%	5.62%	4.47%	3.46%	0.00%
Diversified Assets	5.61%	0.72%	2.43%	3.36%	3.30%	1.41%
Core Bond Index	20.04%	4.82%	22.34%	1.71%	15.36%	0.39%
500 Stock Index	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%
Broad Market Index	0.02%	0.00%	0.00%	0.00%	0.00%	0.00%
Mid/Small Company Index	0.02%	0.00%	0.00%	0.00%	0.00%	0.00%
Overseas Equity Index	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%

D. Qualified Dividend Income

The following are estimates of qualified dividend income received by the Company through December 31, 2009 that qualify for a reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified Dividend Income
Asset Allocation	100.00%
Equity Income	100.00%
Growth & Income	100.00%
Growth	100.00%
Select Value	100.00%
Aggressive Opportunities	51.99%
Discovery	31.42%
International	90.87%
500 Stock Index	100.00%
Broad Market Index	100.00%
Mid/Small Company Index	74.80%
Overseas Equity Index	72.25%
Model Portfolio Savings Oriented	19.12%
Model Portfolio Conservative Growth	25.65%
Model Portfolio Traditional Growth	45.22%
Model Portfolio Long-Term Growth	72.80%
Model Portfolio All-Equity Growth	100.00%
Milestone Retirement Income	27.85%
Milestone 2010	35.14%
Milestone 2015	62.26%
Milestone 2020	49.62%
Milestone 2025	59.60%
Milestone 2030	70.06%
Milestone 2035	77.21%
Milestone 2040	81.17%

VANTAGEPOINT FUNDS
Additional Information (Unaudited)—(Continued)

E. Directors Table

Independent Directors

Name, Address,* and Age	Positions Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Director
N. Anthony Calhoun (62)	Director, Audit Committee Member and Chair, Investment Committee and Nominating Committee Member	Term expires October 2011 Director since November 1998
Executive Deputy State Treasurer—Commonwealth of Pennsylvania (August 2007–March 2009); Secretary to Senate Finance Committee/Minority—State of New York Legislature (January 2007–August 2007); Retired (October 2005–January 2007); and Deputy Chief Financial Officer and Treasurer—District of Columbia (2001–2005)
N/A
Donna K. Gilding (70)	Director, Investment Committee Member and Chair, and Nominating Committee Member	Term expires October 2011 Director since November 1998
Chief Investment Officer—Lowenhaupt Global Advisors, LLC (Sept. 2006–present); Chief Investment Officer—Lowenhaupt & Chasnoff (2005–Sept. 2006) (wealth management law firm); Chief Investment Officer—Progress Investment Management Company (2000–2005); and Trustee (2007–present) and Chair (2009–present)—The National YMCA Fund, Inc.
N/A
Arthur R. Lynch (55)	Chair of the Board and Director, Audit Committee Member, Investment Committee Member, and Nominating Committee Member	Term expires October 2011 Director since November 1998
President and Chief Executive Officer—SRJ Government Consultants, LLC (October 2009–present); Deputy City Manager—City of Glendale, Arizona (2005–October 2009); and Chief Financial Officer—City of Glendale, Arizona (1985–2005)
N/A
Timothy M. O’Brien (60)	Director, Audit Committee Member, Investment Committee Member, and Nominating Committee Member	Term expires October 2014 Director since September 2005	Independent Consultant (pension consulting) (2003–present); and President and Chief Executive Officer—American Humane Association (1999–2003)	N/A
Robert A. Rudell (61)	Director, Investment Committee Member and Nominating Committee Member	Term expires October 2014 Director since March 2007
Director—Medtox Scientific, Inc. (medical device/clinical lab) (2002–present); Director—Search Institute (non-profit) (2002–present); Trustee—Optimum Fund Trust (registered investment company) (2003–present) Director—Bloodhound Investment Research, Inc. (portfolio construction software) (2003–present); Director/Chairman—Diverse Emerging Music Organization (non-profit) (2004–present); Director/Independent Chair—Heartland Funds (registered investment company (2005–present); and Director—American Investors Bank & Mortgage (bank) (2005–present)
Director—Medtox Scientific, Inc.; Trustee—Optimum Fund Trust (6 portfolios); Director/Independent Chair—Heartland Funds (3 portfolios)
Robin L. Wiessmann (56)	Director and Investment Committee Member and Nominating Committee Member	Term expires October 2013 Director since November 1998
State Treasurer—Commonwealth of Pennsylvania (April 2007–January 2009); Director—Merrill, Lynch, Pierce, Fenner & Smith Incorporated, (2006–April 2007); and Consultant—Brown Wiessmann Group (financial services consulting) (2002–2006)
Director—Met-Pro Corporation (December 2009–present)

VANTAGEPOINT FUNDS
Additional Information (Unaudited)—(Continued)

Interested Directors and Officers

Name, Address,* and Age	Positions Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Director
Robert O’Neill (58)**	Director	Term expires October 2010. Director since June 2008	Executive Director-ICMA (2002–present)	Director—ICMA Retirement Corporation
Joan McCallen (57)**	President and Principal Executive Officer	Since September 2003
Chief Executive Officer—ICMA Retirement Corporation (Aug. 2003–present); President and Manager—Vantagepoint Investment Advisers, LLC; ICMA-RC Services, LLC (broker-dealer); President and Manager—Vantagepoint Transfer Agents, LLC (2003–present); and Director and President, VantageTrust Company (2003–present)
N/A
Bruce James Rohrbacher (57)**	Vice President and Chief Compliance Officer	Since September 2004
Senior Vice President and Chief Compliance Officer—ICMA Retirement Corporation (2004–present); Chief Compliance Officer— Vantagepoint Investment Advisers, LLC and ICMA-RC Services, LLC (broker-dealer) (2004–present); and Chief Compliance Officer, VantageTrust Company (2004–present)
N/A
Elizabeth Glista (45)**	Treasurer and Principal Financial Officer	Since March 2009
Senior Vice President and Chief Financial Officer—ICMA Retirement Corporation (April 2009–present); Treasurer—Vantagepoint Investment Advisers, LLC, and Vantagepoint Transfer Agents, LLC (April 2009–present); Treasurer—ICMA-RC Services, LLC (broker-dealer) (April 2009–present); Treasurer—VantageTrust Company (April 2009–present); Managing Vice President, Financial Operations, Analysis & Treasury—ICMA Retirement Corporation (January 2009–April 2009); Vice President Financial Planning & Analysis and Treasury—ICMA-RC (January 2000–September 2007) and (March 2008–January 2009); and Acting Vice President, Internal Audit—ICMA-RC (September 2007–March 2008)
N/A
Angela Montez (42)**	Secretary	Since December 2006
Managing Vice President, Deputy General Counsel and Assistant Secretary—ICMA Retirement Corporation (2006–present) Corporate Counsel—ICMA Retirement Corporation (2000–2006); Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLC and ICMA-RC Services, LLC (broker-dealer) (2006–2007); and Assistant Secretary—VantageTrust Company (February 2008–present)
N/A

VANTAGEPOINT FUNDS
Additional Information (Unaudited)—(Continued)

Name, Address,* and Age	Positions Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Director
Kathryn B. McGrath (65)**	Assistant Secretary	Since March 2008
Senior Vice President and General Counsel—ICMA Retirement Corporation (October 2007–present); Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLP and ICMA-RC Services, LLC (broker-dealer) (December 2007–present); Secretary—VantageTrust Company (February 2008–present); Partner—Mayer Brown LLP (law firm) (2005–October 2007); and Partner—Crowell & Moring LLP (law firm) (2002–2005)
N/A

*	The business address for each Director and Officer is 777 N. Capitol Street N.E., Washington, D.C. 20002.

**	Mr. O’Neill is considered an Interested Director because he is a director of ICMA Retirement Corporation, the parent corporation of VIA and ICMA-RC Services. Mses. McCallen, Glista, Montez, and McGrath and Mr. Rohrbacher are considered to be “interested persons” of the Company, as that term is defined under the 1940 Act due to their positions as officers of VIA and ICMA-RC Services, the distributor of the Funds, ICMA-RC, the parent company of VIA and ICMA-RC Services, and VantageTrust Company.

Aggregate compensation that was paid to the directors during the year ended December 31, 2009 totaled $117,158. Executive officers do not receive any compensation from the Company. However, the Company pays a portion of the compensation of the Chief Compliance Officer of the Company and the amount paid by the Company during the year ended December 31, 2009 totaled $247,347.

The statement of additional information includes additional information about the Company’s Board and is available, without charge, upon request, by calling 1-800-669-7400 and on ICMA-RC’s website at www.icmarc.org.

F. Subadviser Fees

Presented below are the fees paid by each fund to Subadvisers during the year ended December 31, 2009. Fees are shown as an annual percentage of average net assets under management except that the subadviser fee for Analytic Investors, LLC and Mellon Capital Management Corporation for the Diversified Assets Fund is calculated based on the average net asset value of the assets allocated and assigned to each of them by VIA. The total dollars below represent amounts paid to Subadvisers for services performed during the period July 1, 2008 through September 30, 2009.

Fund	Subadviser	Actual Fee as a Percentage of Average Daily Net Assets (net of any subadviser fee waivers)	Dollars Paid
Low Duration Bond	Payden & Rygel	0.10%	$191,489
	STW Fixed Income Management Ltd.	0.20%	427,336

Inflation Protected Securities	Pacific Investment Management Company, LLC	0.20%	297,352
	BlackRock Financial Management, Inc.	0.11%	168,009

Asset Allocation	Mellon Capital Management Corporation	0.29%	1,150,515

Equity Income	Barrow, Hanley, Mewhinney & Strauss, Inc.	0.25%	929,330
	T. Rowe Price Associates, Inc.	0.38%	1,383,900
	Southeastern Asset Management, Inc.	0.53%	2,060,060

Growth & Income	Capital Guardian Trust Company (1)	0.24%	167,365
	Fiduciary Management, Inc. (2)	0.29%	529,385
	T. Rowe Price Associates, Inc.	0.38%	997,563
	Wellington Management Company, LLP	0.29%	746,843

VANTAGEPOINT FUNDS
Additional Information (Unaudited)—(Continued)

Fund	Subadviser	Actual Fee as a Percentage of Average Daily Net Assets (net of any subadviser fee waivers)	Dollars Paid
Growth	Columbus Circle Investors	0.35%	$875,442
	D.G. Capital Management Trust	0.46%	768,958
	Legg Mason Capital Management, Inc.	0.32%	1,195,111
	Tukman Grossman Capital Management, Inc.	0.40%	1,182,382
	Westfield Capital Management Company, L.P.	0.34%	1,264,176

Select Value	Artisan Partners Limited Partnership	0.55%	402,544
	Systematic Financial Management L.P.	0.45%	326,809
	WEDGE Capital Management L.L.P.	0.56%	409,028

Aggressive Opportunities	Legg Mason Capital Management, Inc.	0.32%	607,173
	Southeastern Asset Management, Inc.	0.58%	829,801
	TimesSquare Capital Management, LLC	0.50%	1,068,866
	T. Rowe Price Associates, Inc.	0.58%	1,026,737

Discovery	Payden & Rygel	0.15%	94,177
	Wellington Management Company, LLP	0.73%	458,690

International	Artisan Partners Limited Partnership	0.70%	1,361,142
	Capital Guardian Trust Company (3)	0.47%	1,184,166
	GlobeFlex Capital, LP	0.40%	758,326
	Mondrian Investment Partners Limited (4)	0.44%	—
	Walter Scott & Partners Limited	0.58%	694,626

Diversified Assets	Analytic Investors, LLC	0.45%	516,333
	Drake Capital Management, LLC (5)	0.23%	66,420
	Mellon Capital Management Corporation	0.65%	745,919
	Payden & Rygel (short-duration fixed income strategy)	0.08%	153,919
	Payden & Rygel (low duration bond strategy) (6)	0.09%	49,027

Core Bond Index	Mellon Capital Management Corporation	0.02%	208,120

500 Stock Index	Mellon Capital Management Corporation	0.02%	60,762

Broad Market Index	Mellon Capital Management Corporation	0.02%	95,937

Mid/Small Company Index	Mellon Capital Management Corporation	0.04%	78,085

Overseas Equity Index	Mellon Capital Management Corporation	0.07%	99,063

(1)	Terminated as a subadviser on January 31, 2009.

(2)	Began serving as a subadviser on January 21, 2009.

(3)	Terminated as a subadviser on October 11, 2009. Minimum fee of $337,500 per year.

(4)	Began serving as a subadviser on October 12, 2009.

(5)	Terminated as a subadviser on April 10, 2009.

(6)	Began serving as a subadviser to this portion of the fund on April 3, 2009.

G. Directors’ Consideration of Investments Advisory and Subadvisory Agreements

The following relates to the consideration by the Board of Directors of the Company (“Directors” or “Board”), during the period beginning July 1, 2009 through December 31, 2009, of the approval of the Second Master Investment Advisory Agreements between VIA and the Milestone 2045 Fund and certain Investment Subadvisory Agreements for the funds.

VANTAGEPOINT FUNDS
Additional Information (Unaudited)—(Continued)

Consideration of the Investment Advisory Agreements and Certain Subadvisory Agreements.

Vantagepoint Milestone 2045 Fund

At a meeting held on September 25, 2009 (“September Meeting”), the Board, including a majority of the Directors who are not “interested persons” as defined in the Investment Company Act of 1940 (“Independent Directors”), initially approved the Second Master Investment Advisory Agreement (“Master Agreement”) between the Company and VIA for the Vantagepoint Milestone 2045 Fund, a new series of the Company (“Milestone 2045 Fund”). Before approving the Master Agreement, the Board considered the recommendations of, and supporting analyses and data presented by, VIA.

With respect to the Board’s initial approval of the Master Agreement between the Company and VIA for the Milestone 2045 Fund, the Directors received written information in advance of the September Meeting, including information regarding: (1) the nature, quality and extent of the services to be provided by VIA; (2) the adequacy of the compliance program that is in place that would relate to the Milestone 2045 Fund; (3) the level of investment advisory fees to be charged by VIA and the fees charged by VIA to each of the other seven series of the Company with a target-date designated in its name (“Dated Milestone Fund Series”); (4) VIA’s experience as investment adviser to the other series of the Company and with respect to the investment strategies to be employed by the Milestone 2045 Fund; (5) the Milestone 2045 Fund’s overall investment advisory fee and expected total expense ratio compared to a group of investment companies categorized by Morningstar, Inc., a provider of independent investment company data (“Morningstar”), as 2041-2045 target-date funds (“Milestone 2045 peer group”); and (6) the expected costs of the services to be provided and net margins (“profit margin”) to be realized by VIA and its affiliates from its relationship with the Milestone 2045 Fund.

In considering the information and materials described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

In determining to approve the Master Agreement with VIA for the Milestone 2045 Fund, the Directors considered the information received in advance of the September Meeting, the presentations made by, and discussions held with, VIA’s personnel and the Company’s Chief Compliance Officer (“CCO”), prior to the September Meeting and at the September Meeting, as applicable, as well as a variety of factors. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decision to approve the Master Agreement with VIA relating to the Milestone 2045 Fund.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the services expected to be provided by VIA to the Milestone 2045 Fund under the Master Agreement, the Directors considered the specific investment services to be provided, including the development of customized age and time appropriate asset allocations both initially and over time, the monitoring of the underlying funds’ performance and the monitoring of aging (glide) paths and underlying fund allocations, by VIA in managing the assets of the Milestone 2045 Fund. They also considered the experience of VIA’s investment staff with regard to managing the Dated Milestone Fund Series and the adequacy of the compliance program that would relate to the Milestone 2045 Fund. The Directors concluded that the nature, extent and quality of the investment advisory services expected to be provided by VIA were appropriate for the Milestone 2045 Fund in light of its investment objective and strategies and, thus, supported a decision to approve the Master Agreement with VIA relating to the Milestone 2045 Fund.

Investment Performance. At the time of the Board’s consideration of the Master Agreement, the Milestone 2045 Fund had not commenced operations and, therefore, there was no information for the Directors to evaluate regarding the Milestone 2045 Fund’s actual performance.

Advisory Fee, Expense Ratio and Economies of Scale. The Directors considered a comparison of the fee to be charged by VIA to the Milestone 2045 Fund with the fee VIA charges to the other Dated Milestone Fund Series. The Directors considered that the proposed fee for the Milestone 2045 Fund is the same as the fee for the Dated Milestone Fund Series; and the type of services VIA would provide to the Milestone 2045 Fund is comparable to the services currently provided by VIA to the Dated Milestone Fund Series. The Directors also considered comparative data provided by VIA on the advisory fees of the Milestone 2045 peer group. The information provided by VIA showed that the proposed investment advisory fee rate for the Milestone 2045 Fund would be lower than the average and at the median investment

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advisory fee of the Milestone 2045 peer group. The Directors also considered the comparative data provided by VIA with respect to the expected total expense ratio of the Milestone 2045 Fund as compared to the expense ratios of the Milestone 2045 peer group and further noted VIA’s proposed agreement to limit the total operating expenses of the Milestone 2045 Fund until April 30, 2010. The foregoing comparisons assisted the Directors in considering the Master Agreement relating to the Milestone 2045 Fund by providing them with a basis for evaluating the investment advisory fee to be paid to VIA and the Milestone 2045 Fund’s expected total expense ratio on a relative basis. Based on this information, the Directors concluded that the investment advisory fee appeared to be within a reasonable range for the services to be provided.

With respect to the expected costs and profit margins to be realized by VIA (and its affiliates) from its relationship with the Milestone 2045 Fund, the Directors considered the information provided by VIA, which stated that VIA expected to experience similar costs and margins as for the other Dated Milestone Fund Series once the Milestone 2045 Fund achieves a similar asset size. Based on this information, the Directors concluded that VIA may not realize economies of scale with regard to the Milestone 2045 Fund over the short-term and that the proposed fee is appropriate at this time.

Other Considerations. The Directors also considered the potential “fall-out” or ancillary benefits that may accrue to VIA due to its relationship with the Milestone 2045 Fund and that VIA does not expect any direct “fall-out” benefits by virtue of its relationship with the Milestone 2045 Fund. VIA indicated, however, that it may benefit from the enhancement to the set of the Vantagepoint Milestone Funds from a competitive perspective.

Conclusion. After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of the Master Agreement with VIA relating to the Milestone 2045 Fund was the best interest of the Milestone 2045 Fund and its shareholders, and approved the Master Agreement with, and the fee to be paid to, VIA.

Vantagepoint International Fund

At the September Meeting, the Board, including a majority of the Independent Directors, approved an initial Investment Subadvisory Agreement (“International Subadvisory Agreement”) among the Company, VIA and Mondrian Investment Partners Limited (“Mondrian”), relating to the Vantagepoint International Fund (“International Fund”). Also at the September Meeting, VIA recommended and the Board approved the termination of Capital Guardian Trust Company (“Capital Guardian”) as subadviser to the International Fund. Before approving the appointment of Mondrian as a subadviser to the International Fund, the Board of the Company considered the recommendations of, and supporting analyses and data presented by, VIA.

With respect to the Board’s consideration of the International Subadvisory Agreement with Mondrian, the Directors received written information in advance of the September Meeting from VIA, which included: (1) the process by which VIA selected and recommended for Board approval Mondrian as a subadviser to the International Fund; (2) the nature, extent and quality of the services that Mondrian would provide to the International Fund; (3) Mondrian’s experience, investment management business, personnel and operations; (4) Mondrian’s brokerage and trading policies and practices; (5) the level of the subadvisory fee to be charged to the International Fund by Mondrian and a comparison of that fee to the: (a) fees charged by Mondrian to manage other foreign large cap value accounts; and (b) fees charged by a group of U.S. separate account investment managers utilizing an active international large cap value style; (6) Mondrian’s compliance program; (7) the performance information for Mondrian with respect to a foreign large cap value mandate, and such performance compared to a relevant benchmark and peer group; (8) the International Fund’s expected overall investment advisory fee and projected total expense ratio, taking into account the change in subadvisers, compared to a group of foreign large cap blend funds; and (9) Mondrian’s financial condition.

In considering the information and materials described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

In determining whether to approve the International Subadvisory Agreement, the Directors considered the information received in advance of the September Meeting, the presentations made by, and discussions held with, representatives of Mondrian, VIA’s personnel and the Company’s CCO prior to the September Meeting and at the September Meeting, as applicable, as well as a variety of factors. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decision to approve the International Subadvisory Agreement.

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Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the services expected to be provided by Mondrian under the International Subadvisory Agreement, the Directors considered the specific investment process to be employed by Mondrian in managing the assets of the International Fund to be allocated to it; the qualifications of Mondrian’s investment management personnel with regard to implementing a foreign large cap value mandate; the performance information for Mondrian with respect to a foreign large cap value mandate as compared to a relevant benchmark and peer group; Mondrian’s infrastructure and whether it appeared to adequately support a foreign large cap value strategy; and VIA’s review process and favorable assessment as to the nature, quality and extent of the subadvisory services expected to be provided by Mondrian to the International Fund. The Directors acknowledged that Mondrian has experienced portfolio management personnel and appeared to have adequate infrastructure and support staff to seek to achieve favorable results implementing a foreign large cap value mandate for the International Fund. The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by Mondrian were appropriate for the International Fund in light of its investment strategy and, thus, supported a decision to approve the International Subadvisory Agreement.

Investment Performance. The Directors evaluated the investment performance information provided by VIA for Mondrian, and considered the performance information versus a relevant benchmark and peer group (based on information provided by an independent third-party source). The Directors concluded that the performance information provided supported approval of the International Subadvisory Agreement with Mondrian.

Subadvisory Fee, Expense Ratio Impact and Economies of Scale. In evaluating the proposed subadvisory fee, the Directors reviewed Mondrian’s subadvisory fee schedule. The Directors considered comparisons of the subadvisory fee to be charged by Mondrian to the International Fund with its fee schedule for managing other accounts with an investment mandate similar to the mandate Mondrian is to employ on behalf of the International Fund. The Directors also considered that, according to the information provided by VIA, the proposed fee schedule for Mondrian reflected the lowest fee rate currently charged by Mondrian to other accounts for which it provides advisory services utilizing a similar mandate, with the exception of a separate account that was the initial client in the strategy. Additionally, the nature of the subadvisory services Mondrian is to provide to the International Fund appeared to be comparable to those Mondrian currently provides to its other subadvisory clients.

The Directors reviewed information provided by VIA (which was based on an independent third-party source) on the fees charged to accounts with assets comparable to the amount of assets to be allocated initially to Mondrian to a group of U.S. separate account investment managers that employ a similar investment style to the investment style Mondrian is to employ for the International Fund. According to the information provided, the effective fee rate to be paid by the International Fund to Mondrian at the proposed initial asset allocation level for Mondrian would be below the median fee charged by such managers.

The Directors also considered information from VIA showing that there would be no increase in the overall contractual subadvisory fees and, therefore, no increase in the total expense ratio of the International Fund as a result of the appointment of Mondrian and the termination of Capital Guardian and given the fee rates of the International Fund’s other three subadvisers and the proposed asset allocation levels. Referring to data provided by VIA and compiled by Morningstar, the Directors also noted that the expected total contractual investment advisory fee for the International Fund, taking into account the proposed subadviser change, was lower than the average and median investment advisory fee of a group of mutual funds in Morningstar’s foreign large cap blend category. The Directors also considered information provided by VIA and compiled by Morningstar on the total expense ratios of a group of mutual funds in Morningstar’s foreign large cap blend category, which showed that, if Mondrian served as a subadviser to the International Fund at the proposed subadvisory fee rate and initial asset allocation level, along with the International Fund’s three other existing subadvisers at their current subadvisory fee rates and based on their proposed asset allocation levels, the International Fund’s expected total expense ratio would be below the average and median expense ratios of such funds.

The foregoing comparisons assisted the Directors in considering the International Subadvisory Agreement by providing them with a basis for evaluating Mondrian’s fee, including in light of the International Fund’s expected overall investment advisory fee and total expense ratio, on a relative basis. Based on this information, the Directors concluded that Mondrian’s subadvisory fee appeared to be within a reasonable range for the services to be provided.

The Directors also reviewed the information provided by Mondrian regarding the estimated profits to be realized from its relationship with the International Fund. In reviewing the extent to which economies of scale may be realized by

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Mondrian as the assets of the International Fund to be managed by it grow, and whether the proposed fee levels reflect these economies, the Directors considered that Mondrian’s proposed fee schedule included breakpoints, which indicates that the proposed subadvisory fee rate is intended to capture certain anticipated economies of scale for the benefit of the International Fund’s shareholders in connection with the services to be provided. The Directors concluded that the proposed fee schedule with respect to Mondrian was appropriate at this time.

Other Considerations. The Directors considered VIA’s judgment that the addition of Mondrian as a subadviser to the International Fund would add value by complementing the investment approach of the International Fund’s current subadvisers, Artisan Partners Limited Partnership, GlobeFlex Capital L.P. and Walter Scott & Partners Limited. In this regard, the Directors considered VIA’s belief that the addition of Mondrian as a subadviser, along with VIA’s recommendation to terminate Capital Guardian and to modify the amount of the International Fund’s assets currently allocated to the existing subadvisers, should serve to enhance the International Fund’s risk/return profile, resulting in higher and more consistent expected returns.

The Directors considered the selection and due diligence process employed by VIA in deciding to recommend Mondrian as a subadviser to the International Fund and also considered VIA’s conclusion that the fee to be paid to Mondrian for its services to the International Fund is reasonable and appropriate in light of the nature and quality of services to be provided by Mondrian and the reasons supporting that conclusion. The Directors also considered information from VIA concerning its strategy to efficiently implement the subadviser transition. The Directors concluded that VIA’s recommendations and conclusions supported approval of the International Subadvisory Agreement.

The Directors also considered the potential “fall-out” or ancillary benefits that may accrue to Mondrian due to its relationship with the International Fund. The Directors considered that Mondrian may direct the International Fund’s brokerage transactions to certain brokers to obtain research and other services. However, the Directors noted that all subadvisers are required to select brokers who meet the International Fund’s requirements for seeking best execution, and that VIA monitors and evaluates the subadvisers’ trade execution with respect to International Fund brokerage transactions on a regular basis and provides reports to the Board in this regard. In addition, Mondrian indicated that it may receive fall-out benefits from its relationship with the International Fund through the possibility of increased business due to the additional exposure Mondrian would receive by serving as subadviser to the International Fund. The Directors concluded that the potential benefits that may accrue to Mondrian by virtue of its relationship with the International Fund appeared to be reasonable.

Conclusion. After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of the International Subadvisory Agreement was in the best interests of the International Fund and its shareholders, and approved the International Subadvisory Agreement with, and the fee to be paid to, Mondrian.

Vantagepoint Diversified Assets Fund

Approval of Amended Fee Schedule with Payden & Rygel. At the September Meeting, the Board, including a majority of the Independent Directors, approved an amendment, effective September 28, 2009, to the fee schedule (“Amended Fee Schedule”) to the Investment Subadvisory Agreement (“Payden Subadvisory Agreement”) among the Company, VIA and Payden and Rygel (“Payden”), relating to the Vantagepoint Diversified Assets Fund (“Diversified Assets Fund”), in connection with Payden providing investment subadvisory services to the Diversified Assets Fund utilizing its low duration fixed income strategy on an ongoing basis. Payden has served as a subadviser to the Diversified Assets Fund since its inception utilizing a short duration fixed income strategy, and has also served as a subadviser to the Diversified Assets Fund on an interim basis since April 3, 2009, utilizing a low duration fixed income strategy. On March 27, 2009, the Board approved: (i) Payden to manage the assets of the Diversified Assets Fund formerly managed by a different subadviser, Drake Capital Management, LLC (“Drake”), pursuant to a low duration fixed income mandate on an interim basis, while VIA considered Payden, as well as other investment subadvisers, to manage the assets formerly allocated to Drake on an ongoing basis; and (ii) a related amendment to the fee schedule of the Payden Subadvisory Agreement. At the September Meeting, VIA recommended to the Board that Payden continue to manage the portion of the Diversified Assets Fund’s assets allocated to it utilizing its low duration fixed income strategy on an ongoing basis and that the Board approve the Amended Fee Schedule. Before approving the Amended Fee Schedule, the Board of the Company considered the recommendations of, and supporting analyses and data presented by, VIA.

With respect to the Board’s consideration of the Amended Fee Schedule, the Directors received written information in advance of the September Meeting from VIA, which included: (1) VIA’s rationale for recommending to the Board

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that Payden continue to manage the portion of the Diversified Assets Fund’s assets allocated to it pursuant to a low duration fixed income strategy on an ongoing basis; (2) the nature, extent and quality of the services that Payden would provide to the Diversified Assets Fund; (3) Payden’s experience, investment management business, personnel and operations; (4) Payden’s brokerage and trading policies and practices; (5) the level of the subadvisory fee to be charged to the Diversified Assets Fund by Payden for managing Fund assets pursuant to a low duration fixed income strategy and a comparison of that fee to the: (a) fees charged by Payden for managing other comparable accounts; and (b) fees charged by a group of U.S. separate account investment managers utilizing a short duration fixed income mandate (which includes low duration fixed income mandates); (6) Payden’s historical performance returns utilizing a low duration fixed income mandate and such performance compared to a relevant benchmark and peer group; (7) the Diversified Assets Fund’s expected overall investment advisory fee and projected total expense ratio, taking into account the Amended Fee Schedule, compared to a group of long-short funds; and (8) Payden’s financial condition.

In considering the information and materials described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

In determining whether to approve the Amended Fee Schedule, the Directors considered the information received in advance of the September Meeting and discussions held with VIA’s personnel and the Company’s CCO, as well as a variety of factors. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decision to approve the Amended Fee Schedule.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the services expected to be provided by Payden with respect to its low duration fixed income strategy, the Directors considered the specific investment process to be employed by Payden in managing the Diversified Assets Fund’s assets pursuant to this strategy; the qualifications of Payden’s investment management team with regard to implementing a low duration fixed income mandate; Payden’s overall favorable performance record as compared to a relevant benchmark and peer group; Payden’s infrastructure and whether it appeared to adequately support a low duration fixed income strategy; and VIA’s rationale and favorable assessment as to the nature, quality and extent of the subadvisory services expected to be provided by Payden to the Diversified Assets Fund on an ongoing basis with respect to a low duration fixed income strategy. The Directors acknowledged that Payden has a successful performance record as a low duration fixed income manager; has an experienced portfolio management team; and appears to have adequate infrastructure and support staff to seek to achieve favorable results implementing a low duration fixed income mandate for the Diversified Assets Fund. The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by Payden with respect to employing a low duration fixed income strategy on an ongoing basis were appropriate for the Diversified Assets Fund in light of its investment strategy and, thus, supported a decision to approve the Amended Fee Schedule.

Investment Performance. The Directors evaluated Payden’s historical investment performance record in managing its clients’ assets utilizing a low duration fixed income mandate and considered the performance record versus a relevant benchmark and peer group (based on information provided by an independent third-party source). The Directors concluded that the overall historical investment performance record of Payden with respect to employing a low duration fixed income strategy supported approval of the Amended Fee Schedule.

Subadvisory Fee, Expense Ratio Impact and Economies of Scale. In evaluating the proposed subadvisory fee for the low duration fixed income strategy that Payden is to employ for the Diversified Assets Fund on an ongoing basis, the Directors reviewed Payden’s Amended Fee Schedule. The Directors considered comparisons of the subadvisory fee to be charged by Payden to the Diversified Assets Fund for the low duration fixed income mandate under the Amended Fee Schedule with its fee schedule for managing other accounts with an investment mandate similar to the low duration fixed income mandate Payden would continue to employ on behalf of the Diversified Assets Fund. The Directors also considered that, according to the information provided by VIA, the Amended Fee Schedule for Payden reflected the lowest fee rate currently charged by Payden to other accounts similar in size and mandate to the Diversified Assets Fund’s assets allocated to Payden with respect to its low duration fixed income mandate, and, according to the information provided by VIA, is lower than Payden’s standard fee schedule for managing accounts with a similar mandate. Additionally, the nature of the subadvisory services Payden is to provide to the Diversified Assets Fund appeared to be comparable to those Payden currently provides to its other subadvisory relationships.

The Directors reviewed information provided by VIA (which was based on an independent third-party source) on the fees charged to accounts with assets comparable to the amount of assets currently allocated to Payden with respect to

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the low duration fixed income mandate to a group of U.S. separate account investment managers that employ a similar investment style to the investment style Payden is to employ. According to the information provided, the effective fee rate to be paid by the Diversified Assets Fund to Payden for the low duration fixed income mandate at the current asset allocation level would be below the median fee charged by such managers.

The Directors also considered that there would be no increase in the overall contractual subadvisory fees and, therefore, no increase in the total expense ratio of the Diversified Assets Fund due to the Amended Fee Schedule. Referring to data provided by VIA and compiled by Morningstar, the Directors also noted that the expected total investment advisory fee for the Diversified Assets Fund, taking into account the subadvisory fee to be paid to Payden under the Amended Fee Schedule, was lower than the average and median investment advisory fee of a group of mutual funds in Morningstar’s long-short category. The Directors also considered information provided by VIA and compiled by Morningstar on the total expense ratios of a group of mutual funds in Morningstar’s long-short category, which showed that, if Payden continued to manage a low duration fixed income mandate for the Diversified Assets Fund at the current asset allocation level, but under the Amended Fee Schedule, and taking into account the Diversified Assets Fund’s other existing subadvisory arrangements and current subadvisory fee rates, the Diversified Assets Fund’s expected total expense ratio would be below the average and median expense ratios of such funds.

The foregoing comparisons assisted the Directors in considering the Amended Fee Schedule by providing them with a basis for evaluating Payden’s fee for managing the Diversified Assets Fund’s assets pursuant to a low duration fixed income strategy on an ongoing basis, including in light of the Diversified Assets Fund’s expected overall investment advisory fee and total expense ratio, on a relative basis. Based on this information, the Directors concluded that Payden’s subadvisory fee under the Amended Fee Schedule for managing the low duration fixed income mandate for the Diversified Assets Fund appeared to be within a reasonable range for the services to be provided.

The Directors also reviewed the information provided by Payden regarding the estimated profits to be realized from its relationship with the Diversified Assets Fund for managing the assets of the Diversified Assets Fund pursuant to a low duration fixed income mandate under the Amended Fee Schedule. In reviewing the extent to which economies of scale may be realized by the Diversified Assets Fund as the assets of the Diversified Assets Fund to be managed by Payden in the low duration fixed income mandate grow, and whether the proposed fee levels reflect these economies, the Directors considered that Payden’s Amended Fee Schedule for this mandate included breakpoints, which indicates that the proposed subadvisory fee rate is intended to capture certain anticipated economies of scale for the benefit of the Diversified Assets Fund’s shareholders in connection with the services to be provided. The Directors concluded that Payden’s Amended Fee Schedule for managing the assets of the Diversified Assets Fund on an ongoing basis pursuant to a low duration fixed income mandate was appropriate at this time.

Other Considerations. The Directors considered VIA’s judgment that Payden’s experience in managing a low duration fixed income mandate is expected to add value by contributing positively to the Diversified Assets Fund’s performance while controlling risk. The Directors also considered their experience with Payden as a current subadviser to the Diversified Assets Fund and certain other series of the Company, as well as Payden’s familiarity with the Diversified Assets Fund and other series of the Company.

The Directors considered the selection and due diligence process employed by VIA in deciding to recommend that Payden provide ongoing subadvisory services to the Diversified Assets Fund with respect to the low duration fixed income mandate and also considered VIA’s conclusion that the fee to be paid by the Diversified Assets Fund to Payden under the Amended Fee Schedule for managing the Diversified Assets Fund’s assets pursuant to this strategy is reasonable and appropriate in light of the nature and quality of services to be provided by Payden and the reasons supporting that conclusion. The Directors concluded that VIA’s recommendations and conclusions supported approval of the Amended Fee Schedule.

The Directors also considered the potential “fall-out” or ancillary benefits that may accrue to Payden due to its relationship with the Diversified Assets Fund. The Directors considered that Payden does not anticipate any such benefits due to its relationship with the Diversified Assets Fund.

Conclusion. After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the approval of the Amended Fee Schedule was in the best interests of the Diversified Assets Fund and its shareholders, and approved the Amended Fee Schedule and the fee to be paid to Payden for managing Diversified Assets Fund assets pursuant to a low duration fixed income strategy on an ongoing basis.

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Vantagepoint Diversified Assets Fund

Approval of New Subadvisory Agreements. Also at the September Meeting, VIA recommended, and the Board approved, the implementation of an additional principal investment strategy for the Diversified Assets Fund, effective January 4, 2010. The additional principal investment strategy provides that the Diversified Assets Fund allocate a portion of its assets to a portfolio of convertible securities of U.S. or foreign companies (which may include those in emerging markets) or replicate exposure to convertible securities by using a combination of either convertible or non-convertible bonds with common stock or equity options (“convertible securities strategy”). In connection with the approval of the convertible securities strategy, the Board, including a majority of the Independent Directors, approved, effective January 4, 2010, two initial Investment Subadvisory Agreements (each a “Diversified Assets Subadvisory Agreement”) among the Company, VIA and each of Calamos Advisors LLC (“Calamos”) and Shenkman Capital Management, Inc. (“Shenkman”), relating to the Diversified Assets Fund. Before approving the appointment of Calamos and Shenkman as subadvisers to the Diversified Assets Fund, the Board of the Company considered the recommendations of, and supporting analyses and data presented by, VIA.

With respect to the Board’s consideration of the respective Diversified Assets Subadvisory Agreements with Calamos and Shenkman, the Directors received written information in advance of the September Meeting from VIA, which included: (1) VIA’s rationale for the convertible securities strategy for the Diversified Assets Fund; (2) the process by which VIA selected and recommended for Board approval Calamos and Shenkman as subadvisers of the Diversified Assets Fund to implement the convertible securities strategy; (3) the nature, extent and quality of the services that Calamos and Shenkman would be expected to provide to the Diversified Assets Fund; (4) each of Calamos’ and Shenkman’s experience, investment management business, personnel and operations; (5) each of Calamos’ and Shenkman’s brokerage and trading policies and practices; (6) the level of the subadvisory fees to be charged to the Diversified Assets Fund by Calamos and Shenkman and a comparison of those fees to the: (a) fees charged by each of Calamos and Shenkman for managing other comparable accounts; and (b) fees charged by a group of U.S. separate account investment managers utilizing an active convertible securities strategy; (7) Calamos’ and Shenkman’s respective compliance programs; (8) Calamos’ and Shenkman’s respective historical performance returns utilizing: (i) a global convertible securities mandate with respect to Calamos; and (ii) a convertible securities bond mandate with respect to Shenkman, and such performance compared to a relevant benchmark and peer group; (9) the Diversified Assets Fund’s expected overall investment advisory fee and projected total expense ratio, taking into account the proposed new subadvisory arrangement, compared to a group of long-short funds; and (10) each of Calamos’ and Shenkman’s financial condition.

In considering the information and materials described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

In determining whether to approve each Diversified Assets Subadvisory Agreement, the Directors considered the information received in advance of the September Meeting, the presentations made by, and discussions held with, representatives of Calamos and Shenkman, VIA’s personnel and the Company’s CCO prior to the September Meeting and at the September Meeting, as applicable, as well as a variety of factors. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decision to approve the Diversified Assets Subadvisory Agreements.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the services expected to be provided by Calamos and Shenkman under their respective Diversified Assets Subadvisory Agreements, the Directors considered the specific investment process to be employed by each of Calamos and Shenkman in managing the assets of the Diversified Assets Fund to be allocated to them; the qualifications of Calamos’ and Shenkman’s respective investment management personnel with regard to implementing a global convertible securities mandate and convertible securities bond mandate, respectively; each of Calamos’ and Shenkman’s overall favorable performance record as compared to a relevant benchmark and peer group; each of Calamos’ and Shenkman’s infrastructure and whether it appeared to adequately support a global convertible securities strategy and a convertible securities bond strategy, respectively; and VIA’s review process and favorable assessment as to the nature, quality and extent of the subadvisory services expected to be provided by each of Calamos and Shenkman to the Diversified Assets Fund. The Directors acknowledged that Calamos and Shenkman each has a successful performance record as a global convertible securities strategy manager and convertible securities bond strategy manager, respectively; and Calamos and Shenkman each has

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experienced portfolio management personnel and appeared to have adequate infrastructure and support staff to seek to achieve favorable results implementing a global convertible securities strategy and a convertible securities bond strategy, respectively, for the Diversified Assets Fund. The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by each of Calamos and Shenkman were appropriate for the Diversified Assets Fund in light of its new convertible securities strategy, effective January 4, 2010, and, thus, supported a decision to approve each Diversified Assets Subadvisory Agreement.

Investment Performance. The Directors evaluated Calamos’ and Shenkman’s historical investment performance record in managing their clients’ assets utilizing a global convertible securities mandate with respect to Calamos and a convertible securities bond mandate with respect to Shenkman and considered each performance record versus a relevant benchmark and peer group (based on information provided by an independent third-party source). The Directors concluded that the historical investment performance record of each of Calamos and Shenkman supported approval of each Diversified Assets Subadvisory Agreement.

Subadvisory Fees, Expense Ratio Impact and Economies of Scale. In evaluating each proposed subadvisory fee, the Directors reviewed Calamos’ and Shenkman’s respective subadvisory fee schedules. The Directors considered comparisons of the subadvisory fee to be charged by each of Calamos and Shenkman to the Diversified Assets Fund with its respective fee schedule for managing other accounts with an investment mandate similar to the mandate the subadviser is to employ on behalf of the Diversified Assets Fund. The Directors also considered that, according to the information provided by VIA, the proposed fee schedule for each of Calamos and Shenkman: (i) reflected the lowest fee rate currently charged by the subadviser to other accounts for which it provides advisory services utilizing a similar mandate; and (ii) is lower than its standard fee schedule for managing accounts with a similar mandate. Additionally, the nature of the subadvisory services each of Calamos and Shenkman is to provide to the Diversified Assets Fund appeared to be comparable to those each subadviser currently provides to its other subadvisory relationships.

The Directors reviewed information provided by VIA (which was based on an independent third-party source) on the fees charged to accounts with assets comparable to the amount of assets to be allocated initially to each of Calamos and Shenkman by a group of U.S. separate account investment managers that employ a similar investment style to the investment style each subadviser is to employ for the Diversified Assets Fund. According to the information provided, the effective fee rate to be paid by the Diversified Assets Fund to each of Calamos and Shenkman at the proposed initial asset allocation levels would be below the median fee charged by such managers.

The Directors also considered that there would be no increase in the overall contractual subadvisory fees to be paid by the Diversified Assets Fund and, therefore, no increase in the total expense ratio of the Diversified Assets Fund as a result of the appointment of each of Calamos and Shenkman. Referring to data provided by VIA and compiled by Morningstar, the Directors also noted that the expected total investment advisory fee for the Diversified Assets Fund, taking into account the proposed subadviser changes, was lower than the average and median investment advisory fee of a group of mutual funds in Morningstar’s long-short category. The Directors also considered information provided by VIA and compiled by Morningstar on the total expense ratios of a group of mutual funds in Morningstar’s long-short category, which showed that, if Calamos and Shenkman each served as a subadviser to the Diversified Assets Fund at the proposed subadvisory fee rate and initial asset allocation level, along with the Diversified Assets Fund’s three other existing subadvisers at their current subadvisory fee rates, the Diversified Assets Fund’s expected total expense ratio would be below the average and median expense ratios of such funds.

The foregoing comparisons assisted the Directors in considering each Diversified Assets Subadvisory Agreement by providing them with a basis for evaluating Calamos’ and Shenkman’s fees, including in light of the Diversified Assets Fund’s expected overall investment advisory fee and total expense ratio, on a relative basis. Based on this information, the Directors concluded that the subadvisory fee of Calamos and Shenkman appeared to be within a reasonable range for the services to be provided.

With respect to the estimated profits to be realized by Calamos and Shenkman from their relationship with the Diversified Assets Fund, and in reviewing the extent to which economies of scale may be realized by Calamos and Shenkman as the assets of the Diversified Assets Fund to be managed by each subadviser grow and whether the proposed fee levels reflect these economies, the Directors considered that each subadviser’s proposed fee schedule included breakpoints, which indicates that each proposed subadvisory fee rate is intended to capture certain anticipated economies of scale for the benefit of the Diversified Assets Fund’s shareholders in connection with the services to be provided. The Directors concluded that each proposed fee schedule with respect to Calamos and Shenkman was appropriate at this time.

VANTAGEPOINT FUNDS
Additional Information (Unaudited)—(Continued)

Other Considerations. The Directors considered VIA’s judgment that the addition of the convertible securities strategy to the Diversified Assets Fund, and the addition of Calamos and Shenkman as subadvisers to the Diversified Assets Fund to implement the new convertible securities strategy, would add value by complementing the investment approach of the Diversified Assets Fund’s current investment subadvisers, Analytic Investors, LLC, Mellon Capital Management Corporation and Payden. In this regard, the Directors considered VIA’s belief that the addition of the convertible securities strategy to the Diversified Assets Fund, and the addition of each of Calamos and Shenkman as a subadviser, should serve to better diversify the Diversified Assets Fund with attractive risk/return attributes.

The Directors considered the selection and due diligence process employed by VIA in deciding to recommend Calamos and Shenkman as subadvisers to the Diversified Assets Fund to implement the convertible securities strategy and also considered VIA’s conclusion that the fee to be paid to each of Calamos and Shenkman for their respective services to the Diversified Assets Fund is reasonable and appropriate in light of the nature and quality of services to be provided by each subadviser and the reasons supporting that conclusion. The Directors concluded that VIA’s recommendations and conclusions supported approval of each Diversified Assets Subadvisory Agreement.

The Directors also considered the potential “fall-out” or ancillary benefits that may accrue to Calamos and Shenkman due to each subadviser’s relationship with the Diversified Assets Fund. The Directors considered that Calamos may direct the Diversified Assets Fund’s brokerage transactions to certain brokers to obtain research and other services. However, the Directors noted that all subadvisers are required to select brokers who meet the Diversified Assets Fund’s requirements for seeking best execution, and that VIA monitors and evaluates the subadvisers’ trade execution with respect to Diversified Assets Fund brokerage transactions on a regular basis and provides reports to the Board in this regard. With respect to Shenkman, the Board considered that Shenkman indicated that, by serving as subadviser to the Diversified Assets Fund, it may receive fall-out benefits from its relationship with the Diversified Assets Fund through the potential exposure of the firm and its products. The Directors concluded that the potential benefits that may accrue to Calamos and Shenkman by virtue of their relationships with the Diversified Assets Fund appeared to be reasonable.

Conclusion. After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of each Diversified Assets Subadvisory Agreement with Calamos and Shenkman was in the best interests of the Diversified Assets Fund and its shareholders, and approved the Diversified Assets Subadvisory Agreement with, and the fee to be paid to, each of Calamos and Shenkman.

H. Householding

Only one copy of this Annual Report may be mailed to households, even if more than one person in a household is a shareholder of record, unless The Vantagepoint Funds have received instructions to the contrary. If you need additional copies of this Annual Report, please contact The Vantagepoint Funds toll free at 800-669-7400 or in writing at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002. If you do not want this mailing of this Annual Report to be combined with those for other members of your household, contact The Vantagepoint Funds in writing at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002 or toll free at 800-669-7400.

I. Other Available Information

A description of the Company’s proxy voting policies and procedures and the proxy voting record for the 12-month period ended June 30, 2009 are available without charge, upon request by calling 800-669-7400, on the Company’s website at www.icmarc.org, or by accessing the Securities and Exchange Commission’s website at www.sec.gov.

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; the Company’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

VANTAGEPOINT FUNDS
Additional Information (Unaudited)—(Continued)

Wilshire®, the Wilshire IndexesSM, Wilshire 5000 Total Market IndexSM, and Wilshire 4500 Completion IndexSM are service marks of Wilshire Associates Incorporated (“Wilshire”) and have been licensed for use by The Vantagepoint Funds, on behalf of the Broad Market Index Fund and the Mid/Small Company Index Fund, respectively. All content of the Wilshire IndexesSM and the aforementioned indexes is ©2009 Wilshire Associates Incorporated, all rights reserved. Wilshire has no relationship with The Vantagepoint Funds, other than the licensing of the aforementioned indexes and its service marks for use in connection with these two Funds. Wilshire does not:

•	Sponsor, endorse, sell or promote the Funds.

•	Recommend that any person invest in the Funds or any other securities.

•	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Funds.

•	Have any responsibility or liability for the administration, management or marketing of the Funds.

•	Consider the needs of the Funds or their shareholders in determining, composing or calculating the above indexes or have any obligation to do so.

Wilshire shall have no liability in connection with these Funds. Specifically, Wilshire makes no representation or warranty, express or implied, regarding:

•	The results to be obtained by the Funds, their shareholders or any other person in connection with the use of the above indexes and the data included in those indexes;

•	The accuracy or completeness of these indexes and any related data; or

•	The merchantability or the fitness for a particular purpose or use of these indexes and/or its related data.

Wilshire shall not have any liability for any errors, omissions or interruptions in the above indexes or related data. Under no circumstances will Wilshire be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Wilshire knows that they might occur. The licensing agreement between The Vantagepoint Funds, on behalf of the Broad Market Index Fund and the Mid/Small Company Index Fund, and Wilshire is solely for the Funds’ benefit and not for the benefit of Fund shareholders or any other third parties.”

“Standard & Poor’s®”, “S&P®” , “S&P 500®”, “Standard & Poor’s 500®”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Vantagepoint Funds — 500 Index Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint Money Market Fund	Shares	Value

MUTUAL FUND—100.0%
Short-Term Investments Trust Liquid Assets Portfolio (Cost $452,107,065)	452,107,065	$452,107,065

TOTAL INVESTMENTS—100.0%
(Cost $452,107,065)		452,107,065
Other assets less liabilities—0.0%		2,167,006

NET ASSETS—100.0%		$454,274,071

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint Low Duration
Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—42.9%

Aerospace & Defense—0.6%
Boeing Co. (The)
1.875%	11/20/2012	†	$2,960,000	$2,929,059

Beverages—0.4%
Bottling Group LLC
6.950%	03/15/2014		975,000	1,122,878
Dr. Pepper Snapple Group, Inc.
1.700%	12/21/2011		1,060,000	1,059,445
				2,182,323

Capital Markets—1.4%
Bank of New York Mellon Corp. (The)
4.300%	05/15/2014		1,170,000	1,232,606
Goldman Sachs Group, Inc. (The) MTN
6.000%	05/01/2014		901,000	986,428
3.625%	08/01/2012		700,000	721,655
Macquarie Bank Ltd. (Australia)
2.600%	01/20/2012	ˆ	1,230,000	1,256,515
Morgan Stanley
6.000%	05/13/2014		700,000	753,364
4.200%	11/20/2014		720,000	721,290
Morgan Stanley, Series F MTN
2.373%	05/14/2010	#	700,000	705,096
TD Ameritrade Holding Corp.
4.150%	12/01/2014		1,140,000	1,125,191
				7,502,145

Chemicals—1.6%
Dow Chemical Co. (The)
7.600%	05/15/2014		4,385,000	4,994,349
4.850%	08/15/2012		2,700,000	2,839,336
Praxair, Inc.
1.750%	11/15/2012		570,000	564,882
				8,398,567

Commercial Banks—9.2%
Barclays Bank plc (United Kingdom)
5.450%	09/12/2012		4,940,000	5,345,648
2.700%	03/05/2012	ˆ	1,000,000	1,022,286
BB&T Corp. MTN
3.850%	07/27/2012		4,818,000	4,989,930
BB&T Corp., Series A MTN
3.375%	09/25/2013		700,000	706,130
Capital One Financial Corp.
7.375%	05/23/2014	†	4,130,000	4,680,550
Commonwealth Bank of Australia (Australia)
2.400%	01/12/2012	ˆ	1,404,000	1,440,246
ING Bank NV (Netherlands)
2.625%	02/09/2012	ˆ	1,700,000	1,738,121
M&T Bank Corp.
5.375%	05/24/2012	†	5,000,000	5,216,535
National Australia Bank Ltd. (Australia)
2.550%	01/13/2012	ˆ	1,665,000	1,690,583
Regions Financial Corp.
7.750%	11/10/2014		3,000,000	2,961,603
SunTrust Banks, Inc.
5.250%	11/05/2012	†	4,950,000	5,139,283
Swedbank AB (Sweden)
2.800%	02/10/2012	ˆ	900,000	919,866
Toronto-Dominion Bank (The) MTN (Canada)
1.516%	09/10/2010	#	EUR 750,000	1,080,493
US Bancorp
4.200%	05/15/2014		$1,300,000	$1,350,795
US Bancorp MTN
0.678%	05/06/2010	#	1,200,000	1,201,958
Wachovia Bank NA, Bank Note
7.800%	08/18/2010		1,750,000	1,826,356
Wachovia Corp.
0.406%	06/01/2010	#	3,280,000	3,282,755
Wells Fargo & Co.
5.300%	08/26/2011		1,240,000	1,313,781
5.250%	10/23/2012		1,000,000	1,068,271
Wells Fargo & Co., Series I MTN
3.750%	10/01/2014		660,000	658,764
				47,633,954

Communications Equipment—0.2%
Cisco Systems, Inc.
5.250%	02/22/2011		1,250,000	1,312,021

Computers & Peripherals—1.0%
Hewlett-Packard Co.
4.250%	02/24/2012		730,000	766,115
2.250%	05/27/2011		1,000,000	1,014,549
International Business Machines Corp.
4.950%	03/22/2011		1,250,000	1,305,381
2.100%	05/06/2013		2,170,000	2,167,396
				5,253,441

Consumer Finance—1.3%
American Express Credit Corp.
5.125%	08/25/2014	†	1,000,000	1,054,819
Caterpillar Financial Services Corp. MTN
5.750%	02/15/2012	†	900,000	971,941
HSBC Finance Corp.
6.375%	10/15/2011		3,150,000	3,351,515
John Deere Capital Corp., Series D MTN
0.984%	01/18/2011	#	1,170,000	1,177,486
				6,555,761

Containers & Packaging—0.1%
Ball Corp.
6.875%	12/15/2012		455,000	462,962

Diversified Consumer Services—0.1%
Yale University, Series B MTN
2.900%	10/15/2014		570,000	568,523

Diversified Financial Services—8.4%
American Express Travel Related Services Co., Inc.
5.250%	11/21/2011	ˆ†	6,000,000	6,294,882
Bank of America Corp.
6.500%	08/01/2016		900,000	969,087
4.875%	09/15/2012		3,910,000	4,099,651
4.875%	01/15/2013	†	1,000,000	1,040,688
4.375%	12/01/2010		1,240,000	1,280,409
BP Capital Markets plc (United Kingdom)
5.250%	11/07/2013		800,000	872,145
Citigroup, Inc.
6.375%	08/12/2014		1,000,000	1,047,947
1.973%	05/15/2018	#	7,186,000	6,687,349
CME Group, Inc.
5.750%	02/15/2014		4,850,000	5,309,668
Equifax, Inc.
4.450%	12/01/2014		240,000	241,468
General Electric Capital Corp.
5.900%	05/13/2014		680,000	735,837

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Low Duration
Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
General Electric Capital Corp., Series A
3.750%	11/14/2014		$6,180,000	$6,176,002
Hutchison Whampoa International 03/33 Ltd. (Cayman Islands)
5.450%	11/24/2010	ˆ	1,500,000	1,545,333
JPMorgan Chase & Co.
6.750%	02/01/2011		1,240,000	1,308,355
4.750%	05/01/2013	†	5,650,000	5,968,281
				43,577,102

Diversified Telecommunication Services—0.9%
AT&T, Inc.
4.850%	02/15/2014	†	600,000	638,572
Cellco Partnership/Verizon Wireless Capital LLC
5.550%	02/01/2014		400,000	434,508
3.750%	05/20/2011		1,000,000	1,031,512
Deutsche Telekom International Finance BV (Netherlands)
5.375%	03/23/2011		1,250,000	1,303,815
Verizon Global Funding Corp.
7.250%	12/01/2010		1,250,000	1,321,262
				4,729,669

Electric Utilities—1.6%
Commonwealth Edison Co., Series 105
5.400%	12/15/2011		1,400,000	1,496,508
Consumers Energy Co., Series D
5.375%	04/15/2013		850,000	913,363
Duke Energy Carolinas LLC
6.250%	01/15/2012		1,165,000	1,260,112
FPL Group Capital, Inc.
5.625%	09/01/2011		910,000	968,377
Midamerican Energy Holdings Co.
3.150%	07/15/2012		1,000,000	1,019,250
Pacific Gas & Electric Co.
4.200%	03/01/2011		1,000,000	1,032,219
1.206%	06/10/2010	#	1,500,000	1,506,195
				8,196,024

Electronic Equipment, Instruments & Components—0.1%
Thermo Fisher Scientific, Inc.
2.150%	12/28/2012	ˆ	640,000	631,616

Food & Staples Retailing—0.2%
Safeway, Inc.
5.800%	08/15/2012		1,000,000	1,080,702

Food Products—1.5%
Campbell Soup Co.
6.750%	02/15/2011		800,000	851,419
Kellogg Co.
5.125%	12/03/2012		1,000,000	1,086,001
Kraft Foods, Inc.
6.750%	02/19/2014		3,999,000	4,426,233
Unilever Capital Corp.
7.125%	11/01/2010		1,175,000	1,238,807
				7,602,460

Health Care Providers & Services—0.9%
Express Scripts, Inc.
5.250%	06/15/2012		1,100,000	1,169,532
WellPoint, Inc.
6.800%	08/01/2012		$3,290,000	$3,632,084
				4,801,616

Household Durables—0.2%
Fortune Brands, Inc.
3.000%	06/01/2012		1,170,000	1,160,266

Household Products—0.1%
Procter & Gamble Co. (The)
3.500%	02/15/2015		400,000	409,682

Industrial Conglomerates—0.2%
3M Co., Series E MTN
4.500%	11/01/2011		1,000,000	1,059,092

Insurance—2.9%
Allstate Corp. (The)
6.200%	05/16/2014		800,000	885,582
American International Group, Inc.
4.700%	10/01/2010	†	1,000,000	999,465
4.250%	05/15/2013		2,800,000	2,588,354
Berkshire Hathaway Finance Corp.
4.000%	04/15/2012		700,000	733,979
Metropolitan Life Global Funding I
5.125%	04/10/2013	ˆ	4,730,000	5,014,680
1.001%	06/25/2010	#ˆ	1,100,000	1,101,531
New York Life Global Funding
0.379%	06/16/2011	#ˆ	1,000,000	995,047
Prudential Financial, Inc.
6.200%	01/15/2015		1,423,000	1,532,624
Prudential Financial, Inc., Series D MTN
3.625%	09/17/2012	†	1,100,000	1,116,986
				14,968,248

Life Sciences Tools & Services—0.4%
Howard Hughes Medical Institute
3.450%	09/01/2014		1,100,000	1,115,809
Roche Holdings, Inc.
4.500%	03/01/2012	ˆ	853,000	896,382
				2,012,191

Machinery—0.2%
Ingersoll-Rand Global Holding Co. Ltd. (Bermuda)
1.773%	08/13/2010	#	845,000	844,311

Media—0.7%
Comcast Corp.
5.450%	11/15/2010		2,250,000	2,325,823
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
4.750%	10/01/2014	ˆ	580,000	592,665
Viacom, Inc.
4.375%	09/15/2014	†	700,000	722,645
				3,641,133

Metals & Mining—2.8%
Alcoa, Inc.
6.000%	07/15/2013	†	5,525,000	5,824,831
Nucor Corp.
5.000%	06/01/2013		1,328,000	1,408,923
Rio Tinto Finance USA Ltd. (Australia)
5.875%	07/15/2013		6,974,000	7,531,215
				14,764,969

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Low Duration
Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)

Multi-National—0.7%
European Investment Bank MTN (Supranational)
4.750%	04/15/2011		EUR 2,300,000	$3,448,947

Oil, Gas & Consumable Fuels—1.0%
Chevron Corp.
3.450%	03/03/2012		$1,800,000	1,871,748
ConocoPhillips
4.750%	02/01/2014		600,000	644,813
4.600%	01/15/2015		455,000	483,748
Shell International Finance BV (Netherlands)
5.625%	06/27/2011		1,860,000	1,981,893
				4,982,202

Paper & Forest Products—0.1%
Weyerhaeuser Co.
6.750%	03/15/2012		570,000	604,208

Pharmaceuticals—1.2%
Abbott Laboratories
5.600%	05/15/2011		1,150,000	1,220,132
Merck & Co., Inc.
1.875%	06/30/2011		2,100,000	2,120,561
Novartis Capital Corp.
4.125%	02/10/2014		310,000	326,172
Pfizer, Inc.
4.450%	03/15/2012		1,000,000	1,058,204
3.625%	06/03/2013		EUR 200,000	295,414
Wyeth
6.950%	03/15/2011		1,000,000	1,068,572
				6,089,055

Road & Rail—0.1%
Union Pacific Corp.
6.125%	01/15/2012		545,000	592,737

Software—0.6%
Microsoft Corp.
2.950%	06/01/2014		1,400,000	1,416,451
Oracle Corp.
5.000%	01/15/2011		1,547,000	1,609,137
				3,025,588

Specialty Retail—0.1%
GameStop Corp./GameStop, Inc.
8.000%	10/01/2012		325,000	338,406

Tobacco—2.1%
Altria Group, Inc.
8.500%	11/10/2013		5,319,000	6,151,918
Philip Morris International, Inc.
6.875%	03/17/2014		4,120,000	4,672,756
				10,824,674

TOTAL CORPORATE OBLIGATIONS
(Cost $213,343,585)				222,183,654

U.S. GOVERNMENT AGENCY OBLIGATIONS—5.7%

U.S. Government Agency Obligations—4.9%
Federal Farm Credit Bank
1.875%	12/07/2012		$1,200,000	$1,200,596
Federal Home Loan Bank
5.375%	08/19/2011		7,390,000	7,891,604
1.625%	01/21/2011		3,100,000	3,134,844
1.375%	05/16/2011	†	3,000,000	3,022,164
Federal Home Loan Mortgage Corp.
1.750%	06/15/2012		6,000,000	6,030,174
Federal National Mortgage Association
1.375%	04/28/2011		4,000,000	4,030,728
				25,310,110

U.S. Government Backed Corporate Obligations—0.8%
General Electric Capital Corp.
1.800%	03/11/2011	†	3,300,000	3,338,198
Western Corporate Federal Credit Union
1.750%	11/02/2012		980,000	976,268
				4,314,466

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $29,431,207)				29,624,576

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES—5.7%

U.S. Government Agency Mortgage-Backed Securities—5.7%
Federal Home Loan Mortgage Corp.
6.000%	11/01/2022		1,160,826	1,241,874
Federal Home Loan Mortgage Corp. REMICS
5.000%	06/15/2024		393,690	396,122
Federal National Mortgage Association
6.000%	09/01/2037		2,911,484	3,092,997
3.191%	09/01/2034	#	285,784	290,934
3.150%	09/01/2034	#	348,461	354,702
2.998%	10/01/2034	#	3,026,788	3,079,890
2.782%	10/01/2034	#	556,671	568,095
Government National Mortgage Association
6.500%	10/20/2037- 09/20/2038		9,945,218	10,609,931
6.000%	07/20/2038		4,333,699	4,595,573
4.500%	04/20/2024- 08/20/2035		5,126,533	5,318,442

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $28,821,794)				29,548,560

U.S. TREASURY OBLIGATIONS—4.9%

U.S. Treasury Bills—4.9%
U.S. Treasury Bill
0.394%	07/29/2010	†	8,000,000	7,990,160
0.386%	09/23/2010	†	10,000,000	9,976,570
0.316%	10/21/2010	‡‡	1,000,000	996,939
0.163%	04/29/2010	†	6,700,000	6,698,352

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $25,647,314)				25,662,021

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Low Duration
Bond Fund

Coupon Rate	Maturity Date		Face	Value

MUNICIPAL OBLIGATIONS—1.6%
California General Obligation Bonds (California)
5.450%	04/01/2015		$3,635,000	$3,660,990
5.250%	04/01/2014		1,200,000	1,207,584
4.850%	10/01/2014		1,400,000	1,383,592
Citizens Property Insurance Corp. Revenue Bonds, Series 2007 A (Florida)
5.000%	03/01/2013		200,000	208,266
Citizens Property Insurance Corp. Revenue Bonds, Series 2009 A-1 (Florida)
5.000%	06/01/2012		1,700,000	1,776,194

TOTAL MUNICIPAL OBLIGATIONS
(Cost $8,116,444)				8,236,626

SOVEREIGN DEBT OBLIGATIONS—1.1%

Government Issued—1.1%
Caisse d’Amortissement de la Dette Sociale MTN (France)
4.250%	11/08/2010		1,200,000	1,234,242
Province of Ontario (Canada)
3.125%	09/08/2010		1,200,000	1,222,548
2.750%	02/22/2011	†	1,225,000	1,248,389
Province of Quebec, Series PJ (Canada)
6.125%	01/22/2011	†	1,700,000	1,797,512

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $5,371,051)				5,502,691

ASSET BACKED SECURITIES—16.6%

Automobile—8.4%
Ally Auto Receivables Trust
Series 2009-A, Class A2
1.320%	03/15/2012	ˆ	1,180,000	1,182,747
Bank of America Auto Trust
Series 2008-1A, Class A4
5.730%	01/20/2013	ˆ	2,630,000	2,762,079
Bank of America Auto Trust
Series 2009-2A, Class A2
1.160%	02/15/2012	ˆ	1,260,000	1,263,268
Bank of America Auto Trust
Series 2009-1A, Class A2
1.700%	12/15/2011	ˆ	510,000	512,681
BMW Vehicle Lease Trust
Series 2009-1, Class A2
2.040%	04/15/2011		2,900,000	2,915,976
BMW Vehicle Lease Trust
Series 2009-1, Class A1
0.792%	06/15/2010		973	973
Capital Auto Receivables Asset Trust
Series 2008-1, Class A4B
1.583%	07/15/2014	#	3,000,000	3,031,230
Capital Auto Receivables Asset Trust
Series 2007-1, Class A4B
0.273%	04/16/2012	#	1,000,000	994,730
Capital Auto Receivables Asset Trust
Series 2008-2, Class A3A
4.680%	10/15/2012		1,725,000	1,782,912
CarMax Auto Owner Trust
Series 2007-1, Class B
5.340%	10/15/2012		3,000,000	3,052,658
Chase Manhattan Auto Owner Trust
Series 2006-B, Class A4
5.110%	04/15/2014		$1,929,673	$1,974,179
Daimler Chrysler Auto Trust
Series 2008-B, Class A4A
5.320%	11/10/2014		2,000,000	2,093,877
Daimler Chrysler Auto Trust
Series 2008-A, Class A3A
3.700%	06/08/2012		1,295,761	1,316,741
Daimler Chrysler Auto Trust
Series 2006-C, Class A4
4.980%	11/08/2011		2,679,259	2,701,814
Ford Credit Auto Lease Trust
Series 2009-A, Class A2
2.600%	05/15/2011	ˆ	1,350,000	1,359,970
Ford Credit Auto Lease Trust
Series 2009-A, Class A1
1.237%	06/15/2010	ˆ	295,693	295,932
Ford Credit Auto Owner Trust
Series 2007-B, Class A4A
5.240%	07/15/2012		5,400,000	5,668,174
Ford Credit Auto Owner Trust
Series 2009-D, Class A2
1.210%	01/15/2012		900,000	902,633
Harley-Davidson Motorcycle Trust
Series 2006-3, Class A3
5.240%	01/15/2012		14,900	14,927
Harley-Davidson Motorcycle Trust
Series 2007-2, Class A4
5.120%	08/15/2013		2,725,000	2,843,921
Honda Auto Receivables Owner Trust
Series 2009-2, Class A2
2.220%	08/15/2011		1,300,000	1,308,951
Nissan Auto Lease Trust
Series 2009-A, Class A2
2.010%	04/15/2011		1,540,000	1,549,438
Nissan Auto Lease Trust
Series 2009-B, Class A2
1.220%	09/15/2011		1,130,000	1,131,800
USAA Auto Owner Trust
Series 2008-2, Class A3
4.640%	10/15/2012		1,007,562	1,036,292
USAA Auto Owner Trust
Series 2007-2, Class A3
4.900%	02/15/2012		705,085	714,181
Volkswagen Auto Lease Trust
Series 2009-A, Class A2
2.870%	07/15/2011		977,971	986,696
				43,398,780

Credit Card—8.2%
American Express Credit Account Master Trust
Series 2005-4, Class A
0.303%	01/15/2015	#	1,268,000	1,252,278
American Express Credit Account Master Trust
Series 2008-5, Class A
1.033%	03/15/2016	#	4,550,000	4,560,578
BA Credit Card Trust
Series 2008-A9, Class A9
4.070%	07/16/2012		1,650,000	1,656,781
BA Credit Card Trust
Series 2006-A15, Class A15
0.233%	04/15/2014	#	4,200,000	4,131,434
Capital One Multi-Asset Execution Trust
Series 2005-A10, Class A
0.313%	09/15/2015	#	1,000,000	981,484

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Low Duration
Bond Fund

Coupon Rate	Maturity Date		Face	Value

ASSET BACKED SECURITIES—(Continued)
Capital One Multi-Asset Execution Trust
Series 2007-A2, Class A2
0.313%	12/16/2019	#	$2,500,000	$2,317,363
Capital One Multi-Asset Execution Trust
Series 2008-A5, Class A5
4.850%	02/18/2014		2,550,000	2,662,278
Chase Issuance Trust
Series 2007-A9, Class A9
0.263%	06/16/2014	#	2,250,000	2,220,022
Citibank Credit Card Issuance Trust
Series 2009-A5, Class A5
2.250%	12/23/2014		4,230,000	4,188,044
Discover Card Master Trust
Series 2008-A3, Class A3
5.100%	10/15/2013		5,255,000	5,500,037
GE Capital Credit Card Master Note Trust
Series 2007-3, Class A2
5.400%	06/15/2013		5,915,000	6,032,897
GE Capital Credit Card Master Note Trust
Series 2007-4, Class A
0.283%	06/15/2015	#	500,000	484,508
Household Credit Card Master Note Trust I
Series 2007-2, Class A
0.783%	07/15/2013	#	6,400,000	6,376,448
				42,364,152

TOTAL ASSET BACKED SECURITIES
(Cost $83,657,838)				85,762,932

NON-GOVERNMENT MORTGAGE-BACKED SECURITIES—2.0%

Mortgage Backed—2.0%
Banc of America Mortgage Securities, Inc.
Series 2004-L, Class 1A1
4.874%	01/25/2035	#	892,623	792,163
GSR Mortgage Loan Trust Series 2005-AR6, Class 2A1
3.336%	09/25/2035	#	3,053,104	2,650,888
Harborview Mortgage Loan Trust Series 2005-14, Class 3A1A
5.315%	12/19/2035	#	3,856,560	2,906,543
MLCC Mortgage Investors, Inc.
Series 2004-1, Class 2A2
2.887%	12/25/2034	#	2,170,689	1,958,683
Provident Funding Mortgage Loan Trust
Series 2004-1, Class 1A1
3.195%	04/25/2034	#	331,969	309,338
Structured Asset Mortgage Investments, Inc.
Series 2004-AR5, Class 2A1
2.164%	10/19/2034	#	749,317	540,278
Thornburg Mortgage Securities Trust
Series 2004-1, Class II2A
3.133%	03/25/2044	#	667,833	581,431
Wells Fargo Mortgage Backed Securities Trust
Series 2004-S, Class B1
3.104%	09/25/2034	#	2,001,919	713,731

TOTAL NON-GOVERNMENT MORTGAGE-BACKED SECURITIES
(Cost $13,618,707)				10,453,055

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS—1.4%

Non-U.S. Government Agency Obligations—1.4%
Export Development Canada (Canada)
3.750%	07/15/2011		$1,365,000	$1,418,030
Kreditanstalt fuer Wiederaufbau (Germany)
3.750%	06/27/2011		1,150,000	1,194,601
Nederlandse Waterschapsbank NV MTN (Netherlands)
4.625%	07/25/2011		EUR 1,500,000	2,251,455
Societe Financement de l’Economie Francaise (France)
2.125%	01/30/2012	ˆ	2,300,000	2,330,452

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $7,063,072)				7,194,538

			Shares	Value

CASH EQUIVALENTS—26.0%

Institutional Money Market Funds—26.0%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class			89,791,417	89,791,417
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class		††	8,708,153	8,708,153
Fidelity Institutional Money Market: Prime Money Market Portfolio— Institutional Class		††	9,000,000	9,000,000
Short-Term Investments Trust Liquid Assets Portfolio		††	9,000,000	9,000,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class		††	9,020,800	9,020,800
Wells Fargo Advantage Heritage Money Market Fund—Select Class		††	9,000,000	9,000,000

TOTAL CASH EQUIVALENTS
(Cost $134,520,370)				134,520,370

TOTAL INVESTMENTS—107.9%
(Cost $549,591,382)				558,689,023
Other assets less liabilities—(7.9%)				(41,030,177)

NET ASSETS—100.0%				$517,658,846

Notes to the Schedule of Investments:
EUR	European Monetary Unit
MTN	Medium Term Note
REMICS	Real Estate Mortgage Investment Conduits
†	Denotes all or a portion of the security on loan.
ˆ
Securities are not registered under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, generally to qualified institutional buyers under Securities Act Rule 144A. 144A securities amounted to $34,846,882, which represents 6.2% of Total Investments.

#	Rate is subject to change. Rate shown reflects current rate.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint Inflation Protected
Securities Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—0.8%

Capital Markets—0.1%
Bear Stearns Cos. LLC (The), Series CPI MTN
0.510%	03/10/2014	#	$380,000	$353,932

Commercial Banks—0.0%
Royal Bank of Scotland Group plc, Perpetual Bond (United Kingdom)
7.092%	09/29/2017	#	EUR 100,000	72,753

Consumer Finance—0.2%
SLM Corp. MTN
0.334%	04/01/2014	#	465,000	347,443
SLM Corp., Series B MTN
0.000%	03/15/2010	#	325,000	324,864
				672,307

Diversified Financial Services—0.2%
Citigroup, Inc.
0.361%	05/18/2011	#	700,000	688,273

Insurance—0.2%
ASIF I, Series E MTN (Cayman Islands)
0.432%	07/26/2010	#	600,000	576,495

Multi-National—0.1%
International Bank for Reconstruction & Development, Series CPI (Supranational)
0.000%	12/10/2013	#	275,000	271,934

TOTAL CORPORATE OBLIGATIONS
(Cost $2,690,700)				2,635,694

U.S. GOVERNMENT AGENCY OBLIGATIONS—3.6%

U.S. Government Agency Obligations—2.2%
Federal Home Loan Mortgage Corp. Discount Notes
0.121%	03/02/2010		200,000	199,987
0.100%	03/24/2010		900,000	899,921
0.060%	02/18/2010		2,000,000	1,999,837
Federal National Mortgage Association Discount Notes
0.648%	02/17/2010		100,000	99,996
0.220%	03/17/2010		800,000	799,936
0.047%	02/01/2010		2,400,000	2,399,884
Tennessee Valley Authority
5.250%	09/15/2039	†	900,000	895,100
				7,294,661

U.S. Government Backed Corporate Obligations—1.4%
GMAC, Inc.
0.253%	12/19/2012	#	4,800,000	4,808,870

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $12,089,060)				12,103,531

U.S. TREASURY OBLIGATIONS—90.8%

U.S. Treasury Inflation Protected Securities Bonds—30.9%
U.S. Treasury Bond
3.875%	04/15/2029	†	7,845,000	13,307,061
3.625%	04/15/2028		3,540,000	5,859,986
3.375%	04/15/2032	†	510,000	769,812
2.500%	01/15/2029	†	9,215,000	9,975,003
2.375%	01/15/2025	‡‡	$25,725,000	$31,203,725
2.375%	01/15/2027		7,545,000	8,531,513
2.000%	01/15/2026	†	18,780,000	20,593,831
1.750%	01/15/2028		14,513,000	14,397,843
				104,638,774

U.S. Treasury Inflation Protected Securities Notes—59.9%
U.S. Treasury Note
4.250%	01/15/2010		2,568,660	2,573,917
3.500%	01/15/2011		1,610,000	2,076,754
3.375%	01/15/2012		2,840,000	3,702,318
3.000%	07/15/2012		22,061,000	28,551,003
2.625%	07/15/2017		3,925,000	4,507,485
2.500%	07/15/2016		3,015,000	3,518,596
2.375%	01/15/2017		20,405,000	23,652,259
2.375%	04/15/2011	†	2,810,000	3,154,659
2.125%	01/15/2019	†	5,415,000	5,790,464
2.000%	04/15/2012	†	1,935,000	2,156,734
2.000%	01/15/2014- 07/15/2014	†‡‡	37,900,000	46,340,404
2.000%	01/15/2016		10,280,000	11,837,965
1.875%	07/15/2019	†	4,535,000	4,772,966
1.875%	07/15/2013- 07/15/2015		23,979,000	29,184,385
1.625%	01/15/2015		11,075,000	13,055,661
1.625%	01/15/2018	†	11,155,000	11,801,195
1.375%	07/15/2018	†	4,160,000	4,185,347
1.250%	04/15/2014	†	300,000	317,095
0.625%	04/15/2013	†	1,775,000	1,848,303
				203,027,510

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $296,605,535)				307,666,284

SOVEREIGN DEBT OBLIGATIONS—0.2%

Government Issued—0.2%
Israel Government AID Bond (Israel)
5.500%	09/18/2023
(Cost $541,823)			500,000	533,871

			Shares	Value

CASH EQUIVALENTS—19.6%

Institutional Money Market Funds—19.6%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class			12,236,181	12,236,181
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class		††	10,326,389	10,326,389
Fidelity Institutional Money Market: Prime Money Market Portfolio— Institutional Class		††	11,000,000	11,000,000
Short-Term Investments Trust Liquid Assets Portfolio		††	11,000,000	11,000,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class		††	10,957,231	10,957,231
Wells Fargo Advantage Heritage Money Market Fund—Select Class		††	11,000,000	11,000,000

TOTAL CASH EQUIVALENTS
(Cost $66,519,801)				66,519,801

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint Inflation Protected
Securities Fund

Value

TOTAL INVESTMENTS—115.0%
(Cost $378,446,919)	$389,459,181
Other assets less liabilities—(15.0%)	(50,669,574)

NET ASSETS—100.0%	$338,789,607

Notes to the Schedule of Investments:
EUR	European Monetary Unit
MTN	Medium Term Note
#	Rate is subject to change. Rate shown reflects current rate.
†	Denotes all or a portion of the security on loan.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint
Asset Allocation Fund

		Shares	Value

COMMON STOCKS—63.9%

Aerospace & Defense—1.8%
Boeing Co. (The)		20,474	$1,108,258
General Dynamics Corp.		10,875	741,349
Goodrich Corp.		3,370	216,523
Honeywell International, Inc.		20,985	822,612
ITT Corp.		5,017	249,546
L-3 Communications Holdings, Inc.		3,273	284,587
Lockheed Martin Corp.		9,021	679,732
Northrop Grumman Corp.		8,853	494,440
Precision Castparts Corp.		3,999	441,290
Raytheon Co.		10,824	557,652
Rockwell Collins, Inc.		4,517	250,061
United Technologies Corp.		26,422	1,833,951
			7,680,001

Air Freight & Logistics—0.7%
C.H. Robinson Worldwide, Inc.		4,898	287,659
Expeditors International of Washington, Inc.	†	6,027	209,318
FedEx Corp.		8,814	735,528
United Parcel Service, Inc., Class B		28,083	1,611,122
			2,843,627

Airlines—0.1%
Southwest Airlines Co.		21,045	240,544

Auto Components—0.1%
Goodyear Tire & Rubber Co. (The)	*	6,976	98,362
Johnson Controls, Inc.		18,558	505,520
			603,882

Automobiles—0.2%
Ford Motor Co.	*†	91,344	913,440
Harley-Davidson, Inc.	†	6,777	170,780
			1,084,220

Beverages—1.7%
Brown-Forman Corp., Class B		3,112	166,710
Coca-Cola Co. (The)		65,263	3,719,991
Coca-Cola Enterprises, Inc.		8,881	188,277
Constellation Brands, Inc., Class A	*	5,953	94,831
Dr. Pepper Snapple Group, Inc.	†	7,149	202,317
Molson Coors Brewing Co., Class B		4,382	197,891
Pepsi Bottling Group, Inc.		4,012	150,450
PepsiCo, Inc.		43,952	2,672,282
			7,392,749

Biotechnology—1.0%
Amgen, Inc.	*	28,516	1,613,150
Biogen Idec, Inc.	*	8,164	436,774
Celgene Corp.	*	12,950	721,056
Cephalon, Inc.	*†	1,903	118,766
Genzyme Corp.	*	7,495	367,330
Gilead Sciences, Inc.	*	25,373	1,098,144
			4,355,220

Building Products—0.0%
Masco Corp.	†	10,095	139,412

Capital Markets—1.8%
Ameriprise Financial, Inc.		7,360	$285,715
Bank of New York Mellon Corp. (The)		34,098	953,721
Charles Schwab Corp. (The)		26,851	505,336
E*Trade Financial Corp.	*	39,373	68,903
Federated Investors, Inc., Class B	†	2,858	78,595
Franklin Resources, Inc.	†	4,278	450,687
Goldman Sachs Group, Inc. (The)		14,442	2,438,387
Invesco Ltd.		11,785	276,830
Janus Capital Group, Inc.	†	3,725	50,101
Legg Mason, Inc.	†	4,439	133,880
Morgan Stanley		38,278	1,133,029
Northern Trust Corp.		6,770	354,748
State Street Corp.		13,929	606,469
T. Rowe Price Group, Inc.	†	7,271	387,181
			7,723,582

Chemicals—1.3%
Air Products & Chemicals, Inc.		5,917	479,632
Airgas, Inc.		2,338	111,289
CF Industries Holdings, Inc.		1,391	126,275
Dow Chemical Co. (The)		32,231	890,543
E.I. Du Pont de Nemours & Co.		25,508	858,854
Eastman Chemical Co.		2,053	123,673
Ecolab, Inc.		6,477	288,745
FMC Corp.	†	2,002	111,631
International Flavors & Fragrances, Inc.		2,025	83,308
Monsanto Co.		15,356	1,255,353
PPG Industries, Inc.		4,713	275,899
Praxair, Inc.		8,649	694,601
Sigma-Aldrich Corp.		3,603	182,060
			5,481,863

Commercial Banks—1.7%
BB&T Corp.	†	19,480	494,208
Comerica, Inc.	†	3,992	118,043
Fifth Third Bancorp		19,346	188,624
First Horizon National Corp.	*†	7,199	96,469
Huntington Bancshares, Inc./Ohio		17,666	64,481
KeyCorp	†	24,239	134,526
M&T Bank Corp.	†	2,048	136,991
Marshall & Ilsley Corp.	†	13,201	71,945
PNC Financial Services Group, Inc.		13,029	687,801
Regions Financial Corp.	†	30,870	163,302
SunTrust Banks, Inc.		13,147	266,753
U.S. Bancorp		53,904	1,213,379
Wells Fargo & Co.		142,708	3,851,689
Zions Bancorporation	†	3,265	41,890
			7,530,101

Commercial Services & Supplies—0.3%
Avery Dennison Corp.		2,744	100,129
Cintas Corp.		3,798	98,938
Iron Mountain, Inc.	*	5,228	118,989
Pitney Bowes, Inc.		5,882	133,874
R.R. Donnelley & Sons Co.		5,928	132,017
Republic Services, Inc.		9,239	261,556
Stericycle, Inc.	*†	2,469	136,215
Waste Management, Inc.	†	13,814	467,051
			1,448,769

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint
Asset Allocation Fund

		Shares	Value

COMMON STOCKS—(Continued)

Communications Equipment—1.7%
Cisco Systems, Inc.	*	161,993	$3,878,113
Harris Corp.	†	3,788	180,120
JDS Uniphase Corp.	*	6,552	54,054
Juniper Networks, Inc.	*	14,772	393,969
Motorola, Inc.	*	65,186	505,843
QUALCOMM, Inc.		47,082	2,178,013
Tellabs, Inc.	*	11,354	64,491
			7,254,603

Computers & Peripherals—3.8%
Apple, Inc.	*	25,313	5,337,499
Dell, Inc.	*	49,178	706,196
EMC Corp.	*	57,115	997,799
Hewlett-Packard Co.		66,751	3,438,344
International Business Machines Corp.		36,978	4,840,420
Lexmark International, Inc., Class A	*†	1,871	48,609
NetApp, Inc.	*	9,742	335,027
QLogic Corp.	*	3,471	65,498
SanDisk Corp.	*†	6,738	195,335
Sun Microsystems, Inc.	*	20,042	187,793
Teradata Corp.	*	4,699	147,690
Western Digital Corp.	*	6,393	282,251
			16,582,461

Construction & Engineering—0.1%
Fluor Corp.		5,123	230,740
Jacobs Engineering Group, Inc.	*†	3,776	142,015
Quanta Services, Inc.	*†	5,546	115,579
			488,334

Construction Materials—0.0%
Vulcan Materials Co.	†	3,131	164,910

Consumer Finance—0.5%
American Express Co.		33,317	1,350,005
Capital One Financial Corp.		12,687	486,419
Discover Financial Services		15,018	220,915
SLM Corp.	*	12,411	139,872
			2,197,211

Containers & Packaging—0.1%
Ball Corp.	†	2,557	132,197
Bemis Co., Inc.		2,437	72,257
Owens-Illinois, Inc.	*	4,830	158,762
Pactiv Corp.	*	3,433	82,873
Sealed Air Corp.		4,940	107,988
			554,077

Distributors—0.0%
Genuine Parts Co.	†	4,583	173,971

Diversified Consumer Services—0.1%
Apollo Group, Inc., Class A	*	3,543	214,635
DeVry, Inc.	†	1,777	100,809
H&R Block, Inc.	†	9,852	222,852
			538,296

Diversified Financial Services—2.8%
Bank of America Corp.		279,748	4,213,005
Citigroup, Inc.		540,514	1,789,101
CME Group, Inc.		1,878	630,914
IntercontinentalExchange, Inc.	*	2,155	242,006
JPMorgan Chase & Co.		110,961	$4,623,745
Leucadia National Corp.	*†	5,258	125,088
Moody’s Corp.	†	5,566	149,169
NASDAQ OMX Group, Inc. (The)	*†	3,891	77,120
NYSE Euronext		7,401	187,245
			12,037,393

Diversified Telecommunication Services—1.8%
AT&T, Inc.		166,127	4,656,540
CenturyTel, Inc.	†	8,309	300,869
Frontier Communications Corp.	†	8,927	69,720
Qwest Communications International, Inc.		39,089	164,564
Verizon Communications, Inc.		79,976	2,649,605
Windstream Corp.	†	12,417	136,463
			7,977,761

Electric Utilities—1.3%
Allegheny Energy, Inc.		4,715	110,708
American Electric Power Co., Inc.		13,529	470,674
Duke Energy Corp.	†	36,301	624,740
Edison International		9,418	327,558
Entergy Corp.		5,335	436,616
Exelon Corp.		18,637	910,790
FirstEnergy Corp.		8,600	399,470
FPL Group, Inc.		11,802	623,382
Northeast Utilities	†	4,291	110,665
Pepco Holdings, Inc.	†	5,821	98,084
Pinnacle West Capital Corp.		3,007	109,996
PPL Corp.		10,810	349,271
Progress Energy, Inc.		7,998	327,998
Southern Co.		22,078	735,639
			5,635,591

Electrical Equipment—0.3%
Emerson Electric Co.		21,218	903,887
First Solar, Inc.	*†	1,379	186,716
Rockwell Automation, Inc.	†	3,995	187,685
Roper Industries, Inc.		2,559	134,015
			1,412,303

Electronic Equipment, Instruments & Components—0.4%
Agilent Technologies, Inc.	*†	9,886	307,158
Amphenol Corp., Class A	†	5,038	232,655
Corning, Inc.		43,859	846,917
FLIR Systems, Inc.	*†	3,859	126,267
Jabil Circuit, Inc.		5,457	94,788
Molex, Inc.	†	3,869	83,377
			1,691,162

Energy Equipment & Services—1.2%
Baker Hughes, Inc.	†	8,894	360,029
BJ Services Co.		7,632	141,955
Cameron International Corp.	*†	6,115	255,607
Diamond Offshore Drilling, Inc.	†	2,023	199,104
FMC Technologies, Inc.	*	3,459	200,069
Halliburton Co.		25,481	766,723
Nabors Industries Ltd. (Bermuda)	*†	7,452	163,124
National Oilwell Varco, Inc.		11,797	520,130
Rowan Cos., Inc.	*	3,284	74,350
Schlumberger Ltd.		33,816	2,201,083

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint
Asset Allocation Fund

		Shares	Value

COMMON STOCKS—(Continued)
Smith International, Inc.		6,155	$167,231
			5,049,405

Food & Staples Retailing—1.7%
Costco Wholesale Corp.	†	12,283	726,785
CVS Caremark Corp.		39,831	1,282,957
Kroger Co. (The)	†	18,379	377,321
Safeway, Inc.		11,484	244,494
SUPERVALU, Inc.	†	5,667	72,028
Sysco Corp.		16,763	468,358
Walgreen Co.		27,854	1,022,799
Wal-Mart Stores, Inc.		60,149	3,214,964
Whole Foods Market, Inc.	*†	4,161	114,219
			7,523,925

Food Products—1.1%
Archer-Daniels-Midland Co.		18,128	567,588
Campbell Soup Co.	†	5,535	187,083
ConAgra Foods, Inc.		12,530	288,817
Dean Foods Co.	*	4,133	74,559
General Mills, Inc.		9,211	652,231
H.J. Heinz Co.		9,003	384,968
Hershey Co. (The)	†	4,671	167,175
Hormel Foods Corp.	†	2,011	77,323
J.M. Smucker Co. (The)		3,411	210,629
Kellogg Co.	†	7,184	382,189
Kraft Foods, Inc., Class A		41,570	1,129,873
McCormick & Co., Inc.	†	3,772	136,282
Sara Lee Corp.		19,389	236,158
Tyson Foods, Inc., Class A	†	8,698	106,724
			4,601,599

Gas Utilities—0.1%
EQT Corp.	†	3,775	165,798
Nicor, Inc.	†	1,352	56,919
Questar Corp.		4,635	192,677
			415,394

Health Care Equipment & Supplies—1.3%
Baxter International, Inc.		17,020	998,734
Becton Dickinson and Co.	†	6,687	527,337
Boston Scientific Corp.	*	43,331	389,979
C.R. Bard, Inc.		2,732	212,823
CareFusion Corp.	*	5,192	129,852
DENTSPLY International, Inc.	†	4,297	151,126
Hospira, Inc.	*	4,624	235,824
Intuitive Surgical, Inc.	*	1,073	325,462
Medtronic, Inc.		31,182	1,371,384
St. Jude Medical, Inc.	*	9,444	347,350
Stryker Corp.	†	7,871	396,462
Varian Medical Systems, Inc.	*†	3,496	163,788
Zimmer Holdings, Inc.	*	5,991	354,128
			5,604,249

Health Care Providers & Services—1.4%
Aetna, Inc.		12,505	396,409
AmerisourceBergen Corp.		8,204	213,878
Cardinal Health, Inc.		10,387	334,877
CIGNA Corp.		7,802	275,177
Coventry Health Care, Inc.	*	3,905	94,852
DaVita, Inc.	*	2,934	172,343
Express Scripts, Inc.	*	7,652	661,515
Humana, Inc.	*	4,596	201,718
Laboratory Corp. of America Holdings	*†	3,007	225,044
McKesson Corp.		7,628	$476,750
Medco Health Solutions, Inc.	*	13,520	864,063
Patterson Cos., Inc.	*	2,589	72,440
Quest Diagnostics, Inc.	†	4,391	265,129
Tenet Healthcare Corp.	*	13,376	72,097
UnitedHealth Group, Inc.		32,746	998,098
WellPoint, Inc.	*	12,964	755,672
			6,080,062

Health Care Technology—0.0%
IMS Health, Inc.		4,639	97,697

Hotels, Restaurants & Leisure—0.9%
Carnival Corp.	*	12,327	390,643
Darden Restaurants, Inc.		3,687	129,303
International Game Technology		8,520	159,920
Marriott International, Inc., Class A	†	7,360	200,560
McDonald’s Corp.		30,436	1,900,424
Starbucks Corp.	*	20,952	483,153
Starwood Hotels & Resorts Worldwide, Inc.	†	5,017	183,472
Wyndham Worldwide Corp.		4,235	85,420
Wynn Resorts Ltd.		1,499	87,287
Yum! Brands, Inc.	†	13,016	455,169
			4,075,351

Household Durables—0.2%
Black & Decker Corp.		1,716	111,248
D.R. Horton, Inc.	†	8,237	89,536
Fortune Brands, Inc.		4,231	182,779
Harman International Industries, Inc.	†	1,969	69,466
Leggett & Platt, Inc.	†	4,219	86,068
Lennar Corp., Class A		3,951	50,454
Newell Rubbermaid, Inc.	†	8,248	123,803
Pulte Homes, Inc.	*†	9,128	91,280
Whirlpool Corp.		1,906	153,738
			958,372

Household Products—1.6%
Clorox Co.		3,812	232,532
Colgate-Palmolive Co.		14,010	1,150,921
Kimberly-Clark Corp.		11,709	745,980
Procter & Gamble Co. (The)		82,258	4,987,303
			7,116,736

Independent Power Producers & Energy Traders—0.1%
AES Corp. (The)	*	18,980	252,624
Constellation Energy Group, Inc.		5,145	180,949
			433,573

Industrial Conglomerates—1.4%
3M Co.		19,709	1,629,343
General Electric Co.		299,811	4,536,141
Textron, Inc.	†	6,700	126,027
			6,291,511

Insurance—1.5%
Aflac, Inc.		13,301	615,171
Allstate Corp. (The)		15,239	457,780
American International Group, Inc.	*†	3,857	115,633
AON Corp.		7,743	296,867
Assurant, Inc.		3,199	94,306
Chubb Corp.		9,661	475,128

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint
Asset Allocation Fund

		Shares	Value

COMMON STOCKS—(Continued)
Cincinnati Financial Corp.	†	4,586	$120,337
Genworth Financial, Inc., Class A	*	13,245	150,331
Hartford Financial Services Group, Inc.		10,998	255,813
Lincoln National Corp.		7,883	196,129
Loews Corp.		10,182	370,116
Marsh & McLennan Cos., Inc.		14,744	325,547
MetLife, Inc.		23,316	824,221
Principal Financial Group, Inc.	†	8,936	214,821
Progressive Corp. (The)	*	19,428	349,510
Prudential Financial, Inc.		13,130	653,349
Torchmark Corp.		2,352	103,370
Travelers Cos., Inc. (The)		15,456	770,636
Unum Group	†	9,393	183,351
XL Capital Ltd., Class A (Bermuda)		9,375	171,844
			6,744,260

Internet & Catalog Retail—0.4%
Amazon.com, Inc.	*	9,330	1,255,072
Expedia, Inc.	*	5,981	153,771
priceline.com, Inc.	*	1,202	262,637
			1,671,480

Internet Software & Services—1.3%
Akamai Technologies, Inc.	*†	4,824	122,192
eBay, Inc.	*	31,823	749,113
Google, Inc., Class A	*	6,786	4,207,184
VeriSign, Inc.	*†	5,398	130,848
Yahoo! Inc.	*	33,535	562,717
			5,772,054

IT Services—1.0%
Affiliated Computer Services, Inc., Class A	*	2,772	165,461
Automatic Data Processing, Inc.		14,237	609,628
Cognizant Technology Solutions Corp., Class A	*	8,175	370,327
Computer Sciences Corp.	*	4,226	243,122
Fidelity National Information Services, Inc.		8,862	207,725
Fiserv, Inc.	*	4,431	214,815
Mastercard, Inc., Class A	†	2,646	677,323
Paychex, Inc.	†	9,264	283,849
SAIC, Inc.	*	7,185	136,084
Total System Services, Inc.	†	5,640	97,403
Visa, Inc., Class A		12,282	1,074,184
Western Union Co. (The)		19,545	368,423
			4,448,344

Leisure Equipment & Products—0.1%
Eastman Kodak Co.	*†	8,962	37,820
Hasbro, Inc.	†	3,736	119,776
Mattel, Inc.		10,137	202,537
			360,133

Life Sciences Tools & Services—0.3%
Life Technologies Corp.	*	5,029	262,665
Millipore Corp.	*	1,552	112,287
PerkinElmer, Inc.		3,062	63,046
Thermo Fisher Scientific, Inc.	*	11,682	557,115
Waters Corp.	*†	2,808	173,984
			1,169,097

Machinery—1.1%
Caterpillar, Inc.	†	17,625	$1,004,449
Cummins, Inc.		5,690	260,943
Danaher Corp.	†	7,355	553,096
Deere & Co.		12,080	653,407
Dover Corp.		5,413	225,235
Eaton Corp.		4,793	304,931
Flowserve Corp.		1,609	152,099
Illinois Tool Works, Inc.		10,986	527,218
PACCAR, Inc.	†	10,509	381,161
Pall Corp.		3,204	115,985
Parker Hannifin Corp.	†	4,604	248,063
Snap-On, Inc.	†	1,761	74,420
Stanley Works (The)	†	2,294	118,164
			4,619,171

Media—1.9%
CBS Corp., Class B	†	19,170	269,338
Comcast Corp., Class A		80,463	1,356,606
DIRECTV, Class A	*†	26,674	889,578
Gannett Co., Inc.	†	7,351	109,162
Interpublic Group of Cos., Inc.	*†	13,854	102,243
McGraw-Hill Cos., Inc. (The)	†	9,165	307,119
Meredith Corp.		1,069	32,979
New York Times Co. (The), Class A	*	2,728	33,718
News Corp., Class A		63,478	869,014
Omnicom Group, Inc.		8,714	341,153
Scripps Networks Interactive, Inc., Class A		2,551	105,867
Time Warner Cable, Inc.	†	9,944	411,582
Time Warner, Inc.	†	32,947	960,076
Viacom, Inc., Class B	*	17,338	515,459
Walt Disney Co. (The)		54,070	1,743,757
Washington Post Co. (The), Class B		182	80,007
			8,127,658

Metals & Mining—0.7%
AK Steel Holding Corp.		3,139	67,018
Alcoa, Inc.	†	27,407	441,801
Allegheny Technologies, Inc.	†	2,682	120,073
Cliffs Natural Resources, Inc.	†	3,074	141,681
Freeport-McMoRan Copper & Gold, Inc.	*	12,024	965,407
Newmont Mining Corp.		13,813	653,493
Nucor Corp.	†	8,888	414,625
Titanium Metals Corp.	*†	2,831	35,444
United States Steel Corp.	†	3,886	214,196
			3,053,738

Multiline Retail—0.5%
Big Lots, Inc.	*†	2,671	77,406
Family Dollar Stores, Inc.		4,064	113,101
J.C. Penney Co., Inc.		6,113	162,667
Kohl’s Corp.	*	8,791	474,099
Macy’s, Inc.	†	10,577	177,270
Nordstrom, Inc.	†	4,099	154,040
Sears Holdings Corp.	*†	1,379	115,078
Target Corp.		21,192	1,025,057
			2,298,718

Multi-Utilities—0.9%
Ameren Corp.		5,714	159,706
CenterPoint Energy, Inc.		9,450	137,119
CMS Energy Corp.	†	6,842	107,146
Consolidated Edison, Inc.		7,879	357,943

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint
Asset Allocation Fund

		Shares	Value

COMMON STOCKS—(Continued)
Dominion Resources, Inc.		16,660	$648,407
DTE Energy Co.	†	4,564	198,945
Integrys Energy Group, Inc.	†	2,268	95,233
NiSource, Inc.	†	8,145	125,270
PG&E Corp.		10,627	474,496
Public Service Enterprise Group, Inc.		14,137	470,055
SCANA Corp.		3,151	118,730
Sempra Energy		6,954	389,285
TECO Energy, Inc.		6,212	100,759
Wisconsin Energy Corp.		3,395	169,173
Xcel Energy, Inc.	†	13,310	282,438
			3,834,705

Office Electronics—0.0%
Xerox Corp.	†	25,123	212,541

Oil, Gas & Consumable Fuels—6.2%
Anadarko Petroleum Corp.		13,992	873,381
Apache Corp.		9,481	978,155
Cabot Oil & Gas Corp.		3,098	135,042
Chesapeake Energy Corp.		18,009	466,073
Chevron Corp.		56,501	4,350,012
ConocoPhillips		41,798	2,134,624
Consol Energy, Inc.		5,201	259,010
Denbury Resources, Inc.	*†	7,263	107,492
Devon Energy Corp.		12,523	920,440
El Paso Corp.		19,049	187,252
EOG Resources, Inc.		7,173	697,933
Exxon Mobil Corp.		133,528	9,105,274
Hess Corp.		8,123	491,441
Marathon Oil Corp.		19,963	623,245
Massey Energy Co.	†	2,550	107,125
Murphy Oil Corp.		5,497	297,937
Noble Energy, Inc.	†	4,803	342,070
Occidental Petroleum Corp.		22,862	1,859,824
Peabody Energy Corp.		7,570	342,240
Pioneer Natural Resources Co.		3,240	156,071
Range Resources Corp.	†	4,460	222,331
Southwestern Energy Co.	*	9,850	474,770
Spectra Energy Corp.		18,246	374,225
Sunoco, Inc.	†	3,360	87,696
Tesoro Corp.	†	4,334	58,726
Valero Energy Corp.		16,030	268,502
Williams Cos., Inc. (The)		16,518	348,199
XTO Energy, Inc.		16,369	761,650
			27,030,740

Paper & Forest Products—0.2%
International Paper Co.		12,263	328,403
MeadWestvaco Corp.		4,887	139,915
Weyerhaeuser Co.		6,106	263,413
			731,731

Personal Products—0.2%
Avon Products, Inc.		12,305	387,608
Estee Lauder Cos., Inc. (The), Class A	†	3,473	167,954
Mead Johnson Nutrition Co., Class A	†	5,395	235,761
			791,323

Pharmaceuticals—4.1%
Abbott Laboratories		43,541	2,350,779
Allergan, Inc.		8,676	546,675
Bristol-Myers Squibb Co.	†	48,072	1,213,818
Eli Lilly & Co.	†	28,497	$1,017,628
Forest Laboratories, Inc.	*†	8,799	282,536
Johnson & Johnson		77,668	5,002,596
King Pharmaceuticals, Inc.	*†	6,841	83,939
Merck & Co., Inc.		85,985	3,141,892
Mylan, Inc.	*†	8,816	162,479
Pfizer, Inc.		227,164	4,132,113
Watson Pharmaceuticals, Inc.	*	2,837	112,373
			18,046,828

Professional Services—0.1%
Dun & Bradstreet Corp.		1,570	132,461
Equifax, Inc.		3,897	120,378
Monster Worldwide, Inc.	*†	3,812	66,329
Robert Half International, Inc.	†	4,132	110,448
			429,616

Real Estate Investment Trusts (REITs)—0.7%
Apartment Investment & Management Co., Class A REIT	†	2,622	41,742
AvalonBay Communities, Inc. REIT	†	2,127	174,648
Boston Properties, Inc. REIT	†	3,919	262,847
Equity Residential REIT		7,799	263,450
HCP, Inc. REIT	†	8,190	250,123
Health Care REIT, Inc. REIT		2,833	125,558
Host Hotels & Resorts, Inc. REIT	*†	15,597	182,017
Kimco Realty Corp. REIT		10,441	141,267
Plum Creek Timber Co., Inc. REIT	†	4,764	179,889
ProLogis REIT	†	12,041	164,841
Public Storage REIT	†	3,529	287,437
Simon Property Group, Inc. REIT	†	8,022	640,156
Ventas, Inc. REIT		3,992	174,610
Vornado Realty Trust REIT	†	4,405	308,086
			3,196,671

Real Estate Management & Development—0.0%
CB Richard Ellis Group, Inc., Class A	*†	7,019	95,248

Road & Rail—0.6%
Burlington Northern Santa Fe Corp.		7,389	728,703
CSX Corp.		11,081	537,318
Norfolk Southern Corp.		10,532	552,087
Ryder System, Inc.		1,466	60,355
Union Pacific Corp.		14,225	908,978
			2,787,441

Semiconductors & Semiconductor Equipment—1.7%
Advanced Micro Devices, Inc.	*†	15,864	153,564
Altera Corp.	†	8,748	197,967
Analog Devices, Inc.		8,319	262,714
Applied Materials, Inc.		37,509	522,876
Broadcom Corp., Class A	*	12,169	382,715
Intel Corp.		155,758	3,177,463
KLA-Tencor Corp.		4,693	169,699
Linear Technology Corp.	†	6,231	190,295
LSI Corp.	*	18,627	111,948
MEMC Electronic Materials, Inc.	*	7,043	95,926
Microchip Technology, Inc.	†	5,165	150,095
Micron Technology, Inc.	*†	20,493	216,406
National Semiconductor Corp.	†	6,020	92,467

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint
Asset Allocation Fund

		Shares	Value

COMMON STOCKS—(Continued)
Novellus Systems, Inc.	*	2,716	$63,391
NVIDIA Corp.	*†	15,444	288,494
Teradyne, Inc.	*†	5,033	54,004
Texas Instruments, Inc.		35,320	920,439
Xilinx, Inc.		7,791	195,242
			7,245,705

Software—2.8%
Adobe Systems, Inc.	*	14,814	544,859
Autodesk, Inc.	*	5,953	151,266
BMC Software, Inc.	*	5,402	216,620
CA, Inc.		11,264	252,989
Citrix Systems, Inc.	*†	5,182	215,623
Compuware Corp.	*	6,686	48,340
Electronic Arts, Inc.	*	9,154	162,484
Intuit, Inc.	*†	9,219	283,115
McAfee, Inc.	*	4,396	178,346
Microsoft Corp.		217,558	6,633,343
Novell, Inc.	*	12,340	51,211
Oracle Corp.		110,082	2,701,412
Red Hat, Inc.	*	5,442	168,158
Salesforce.com, Inc.	*†	3,115	229,794
Symantec Corp.	*	22,863	409,019
			12,246,579

Specialty Retail—1.3%
Abercrombie & Fitch Co., Class A		2,735	95,315
AutoNation, Inc.	*†	2,133	40,847
AutoZone, Inc.	*†	852	134,676
Bed Bath & Beyond, Inc.	*	7,471	288,605
Best Buy Co., Inc.		9,718	383,472
GameStop Corp., Class A	*†	5,012	109,963
Gap, Inc. (The)		13,063	273,670
Home Depot, Inc.		47,886	1,385,342
Limited Brands, Inc.		7,632	146,840
Lowe’s Cos., Inc.		41,511	970,942
Office Depot, Inc.	*	7,888	50,878
O’Reilly Automotive, Inc.	*†	3,932	149,888
RadioShack Corp.		3,692	71,994
Ross Stores, Inc.	†	2,899	123,816
Sherwin-Williams Co. (The)	†	2,807	173,052
Staples, Inc.		20,460	503,111
Tiffany & Co.	†	3,294	141,642
TJX Cos., Inc.		11,837	432,642
			5,476,695

Textiles, Apparel & Luxury Goods—0.3%
Coach, Inc.		9,018	329,427
NIKE, Inc., Class B		11,054	730,338
Polo Ralph Lauren Corp.	†	1,463	118,474
V.F. Corp.		2,626	192,328
			1,370,567

Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.		13,622	187,030
People’s United Financial, Inc.	†	10,017	167,284
			354,314

Tobacco—1.0%
Altria Group, Inc.		58,547	1,149,278
Lorillard, Inc.		4,550	365,046
Philip Morris International, Inc.		53,704	$2,587,996
Reynolds American, Inc.		4,703	249,118
			4,351,438

Trading Companies & Distributors—0.1%
Fastenal Co.	†	3,595	149,696
W.W. Grainger, Inc.		1,779	172,260
			321,956

Wireless Telecommunication Services—0.2%
American Tower Corp., Class A	*	11,375	491,514
MetroPCS Communications, Inc.	*†	7,236	55,211
Sprint Nextel Corp.	*	82,269	301,104
			847,829

TOTAL COMMON STOCKS
(Cost $276,382,086)			279,116,497

Coupon Rate	Maturity Date		Face	Value

U.S. TREASURY OBLIGATIONS—21.7%

U.S. Treasury Bills—0.9%
U.S. Treasury Bill
0.027%	03/11/2010	‡‡	$3,815,000	3,814,756

U.S. Treasury Bonds—20.8%
U.S. Treasury Bond
8.750%	08/15/2020		2,466,000	3,489,390
8.500%	02/15/2020		871,000	1,207,288
8.000%	11/15/2021	†	5,151,000	7,015,827
7.875%	02/15/2021		1,921,000	2,582,544
7.625%	02/15/2025	†	4,157,000	5,617,799
7.250%	08/15/2022	†	2,848,000	3,690,387
7.125%	02/15/2023		5,102,000	6,544,912
6.875%	08/15/2025		810,000	1,028,321
6.625%	02/15/2027		3,063,000	3,826,358
6.500%	11/15/2026		758,000	934,591
6.250%	05/15/2030	†	5,014,000	6,126,486
6.250%	08/15/2023		1,534,000	1,832,651
6.125%	11/15/2027		1,366,000	1,627,675
6.125%	08/15/2029	†	617,000	740,979
6.000%	02/15/2026		1,021,000	1,194,730
5.500%	08/15/2028		772,000	860,539
5.375%	02/15/2031	†	6,014,000	6,647,352
5.250%	11/15/2028	†	746,000	808,595
5.250%	02/15/2029		760,000	823,651
5.000%	05/15/2037		965,000	1,025,162
4.750%	02/15/2037		5,961,000	6,093,263
4.500%	08/15/2039		10,150,000	9,923,219
4.500%	02/15/2036- 05/15/2038	†	3,030,000	2,977,526
4.375%	11/15/2039		2,230,000	2,135,227
4.375%	02/15/2038	†	1,033,000	992,003
4.250%	05/15/2039		3,450,000	3,237,611
3.500%	02/15/2039		9,664,000	7,918,450
				90,902,536

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $98,883,408)				94,717,292

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint
Asset Allocation Fund

Coupon Rate	Maturity Date		Face	Value
COMMERCIAL PAPER—11.4%

Commercial Banks—6.2%
Bank of Nova Scotia (Canada)
0.150%	02/19/2010		$9,000,000	$8,997,713
Lloyds TSB Bank plc (United Kingdom)
0.200%	03/19/2010		2,000,000	1,999,000
0.190%	02/19/2010		16,000,000	15,995,778
				26,992,491

Diversified Financial Services—5.2%
Calyon North America, Inc.
0.205%	03/24/2010		11,000,000	10,994,830
CBA Delaware Finance, Inc.
0.300%	03/22/2010		1,600,000	1,599,456
Societe Generale North America, Inc.
0.180%	02/16/2010		10,000,000	9,997,150
				22,591,436

TOTAL COMMERCIAL PAPER
(Cost $49,584,666)				49,583,927

			Shares	Value

CASH EQUIVALENTS—14.3%

Institutional Money Market Funds—14.3%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class			12,323,738	12,323,738
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class		††	8,628,022	8,628,022
Fidelity Institutional Money Market: Prime Money Market Portfolio— Institutional Class		††	10,500,000	10,500,000
Short-Term Investments Trust Liquid Assets Portfolio		††	9,900,000	9,900,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class		††	10,742,838	10,742,838
Wells Fargo Advantage Heritage Money Market Fund—Select Class		††	10,500,000	10,500,000

TOTAL CASH EQUIVALENTS
(Cost $62,594,598)				62,594,598

TOTAL INVESTMENTS—111.3%
(Cost $487,444,758)				486,012,314
Other assets less liabilities—(11.3%)				(49,421,949)

NET ASSETS—100.0%				$436,590,365

Notes to the Schedule of Investments:
REIT	Real Estate Investment Trust
†	Denotes all or a portion of the security on loan.
*	Non-income producing.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint
Equity Income Fund

		Shares	Value

COMMON STOCKS—91.4%

Aerospace & Defense—2.5%
Boeing Co. (The)		91,600	$4,958,308
Honeywell International, Inc.		387,300	15,182,160
L-3 Communications Holdings, Inc.		60,200	5,234,390
Lockheed Martin Corp.		39,000	2,938,650
Raytheon Co.		187,900	9,680,608
			37,994,116

Air Freight & Logistics—1.2%
FedEx Corp.		168,600	14,069,670
United Parcel Service, Inc., Class B		84,800	4,864,976
			18,934,646

Airlines—0.2%
Southwest Airlines Co.		255,800	2,923,794

Automobiles—0.2%
Harley-Davidson, Inc.	†	96,000	2,419,200

Biotechnology—0.2%
Amgen, Inc.	*	51,400	2,907,698

Building Products—0.3%
Masco Corp.	†	233,500	3,224,635
USG Corp.	*†	77,900	1,094,495
			4,319,130

Capital Markets—1.5%
Bank of New York Mellon Corp. (The)		663,900	18,569,283
Legg Mason, Inc.	†	122,800	3,703,648
			22,272,931

Chemicals—1.1%
E.I. Du Pont de Nemours & Co.		391,646	13,186,721
International Flavors & Fragrances, Inc.		95,500	3,928,870
			17,115,591

Commercial Banks—3.0%
Allied Irish Banks plc ADR (Ireland)	*	124,800	438,048
KeyCorp	†	262,800	1,458,540
Marshall & Ilsley Corp.		123,500	673,075
PNC Financial Services Group, Inc.	†	150,000	7,918,500
Regions Financial Corp.		252,500	1,335,725
SunTrust Banks, Inc.	†	510,900	10,366,161
U.S. Bancorp		313,600	7,059,136
Wells Fargo & Co.		590,200	15,929,498
			45,178,683

Commercial Services & Supplies—0.5%
Avery Dennison Corp.		92,300	3,368,027
Pitney Bowes, Inc.	†	202,600	4,611,176
			7,979,203

Communications Equipment—0.6%
Cisco Systems, Inc.	*	84,400	2,020,536
Nokia Oyj ADR (Finland)	†	566,800	7,283,380
			9,303,916

Computers & Peripherals—4.0%
Dell, Inc.	*	2,785,700	$40,002,652
Hewlett-Packard Co.		194,600	10,023,846
International Business Machines Corp.		84,400	11,047,960
			61,074,458

Construction Materials—1.9%
Cemex SAB de CV ADR (Mexico)	*	2,139,922	25,293,878
Vulcan Materials Co.	†	73,100	3,850,177
			29,144,055

Consumer Finance—3.1%
American Express Co.		605,900	24,551,068
Capital One Financial Corp.	†	296,700	11,375,478
SLM Corp.	*	914,400	10,305,288
			46,231,834

Distributors—0.1%
Genuine Parts Co.	†	53,552	2,032,834

Diversified Consumer Services—0.1%
H&R Block, Inc.	†	41,700	943,254

Diversified Financial Services—3.4%
Bank of America Corp.	†	1,084,906	16,338,684
Citigroup, Inc.		1,299,500	4,301,345
JPMorgan Chase & Co.		682,700	28,448,109
NYSE Euronext		96,200	2,433,860
			51,521,998

Diversified Telecommunication Services—3.4%
AT&T, Inc.		717,942	20,123,914
Level 3 Communications, Inc.	*†	7,327,000	11,210,310
Qwest Communications International, Inc.		699,300	2,944,053
Verizon Communications, Inc.		532,441	17,639,771
			51,918,048

Electric Utilities—1.9%
Duke Energy Corp.		199,400	3,431,674
Entergy Corp.		158,100	12,938,904
Exelon Corp.		35,100	1,715,337
FirstEnergy Corp.		45,000	2,090,250
Pinnacle West Capital Corp.		72,000	2,633,760
PPL Corp.		61,800	1,996,758
Progress Energy, Inc.	†	91,000	3,731,910
			28,538,593

Electrical Equipment—0.8%
Cooper Industries plc		71,400	3,044,496
Emerson Electric Co.		219,000	9,329,400
			12,373,896

Energy Equipment & Services—0.5%
BJ Services Co.		75,700	1,408,020
Schlumberger Ltd.		90,600	5,897,154
			7,305,174

Food & Staples Retailing—0.1%
Wal-Mart Stores, Inc.		33,700	1,801,265

Food Products—0.8%
Hershey Co. (The)	†	179,100	6,409,989

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint
Equity Income Fund

		Shares	Value

COMMON STOCKS—(Continued)
Kraft Foods, Inc., Class A		133,200	$3,620,376
McCormick & Co., Inc.	†	53,500	1,932,955
			11,963,320

Health Care Equipment & Supplies—0.5%
Baxter International, Inc.		116,400	6,830,352

Health Care Providers & Services—1.5%
UnitedHealth Group, Inc.		312,500	9,525,000
WellPoint, Inc.	*	223,700	13,039,473
			22,564,473

Hotels, Restaurants & Leisure—4.2%
Carnival Corp.	*	291,200	9,228,128
Marriott International, Inc., Class A	†	831,869	22,668,430
MGM MIRAGE	*†	125,500	1,144,560
Yum! Brands, Inc.		889,000	31,088,330
			64,129,448

Household Durables—1.0%
Black & Decker Corp.		34,100	2,210,703
D.R. Horton, Inc.	†	80,300	872,861
Fortune Brands, Inc.		136,300	5,888,160
Harman International Industries, Inc.	†	45,700	1,612,296
Whirlpool Corp.		62,200	5,017,052
			15,601,072

Household Products—0.2%
Kimberly-Clark Corp.		57,559	3,667,084

Independent Power Producers & Energy Traders—0.2%
Constellation Energy Group, Inc.		69,400	2,440,798
NRG Energy, Inc.	*	49,300	1,163,973
			3,604,771

Industrial Conglomerates—3.8%
3M Co.		194,500	16,079,315
General Electric Co.		1,058,600	16,016,618
Koninklijke Philips Electronics NV NYRS (Netherlands)	†	854,000	25,141,760
			57,237,693

Insurance—6.6%
Allstate Corp. (The)		236,700	7,110,468
AON Corp.		297,000	11,386,980
Berkshire Hathaway, Inc., Class A	*	204	20,236,800
Chubb Corp.		43,600	2,144,248
Fairfax Financial Holdings Ltd. (Canada)	†	93,600	36,500,256
Lincoln National Corp.		145,590	3,622,279
Marsh & McLennan Cos., Inc.		223,200	4,928,256
Progressive Corp. (The)	*	110,600	1,989,694
Sun Life Financial, Inc. (Canada)	†	112,300	3,225,256
Travelers Cos., Inc. (The)		166,006	8,277,059
			99,421,296

Internet & Catalog Retail—1.3%
Liberty Media Corp.— Interactive, Series A	*	1,835,500	19,896,820

Internet Software & Services—0.2%
eBay, Inc.	*	124,500	$2,930,730

IT Services—0.3%
Computer Sciences Corp.	*	84,200	4,844,026

Leisure Equipment & Products—0.2%
Mattel, Inc.		173,600	3,468,528

Machinery—3.2%
Deere & Co.		94,100	5,089,869
Dover Corp.	†	180,700	7,518,927
Eaton Corp.		26,800	1,705,016
Illinois Tool Works, Inc.		396,900	19,047,231
Pall Corp.		26,000	941,200
Stanley Works (The)	†	278,500	14,345,535
			48,647,778

Media—7.9%
Cablevision Systems Corp., Class A		137,200	3,542,504
DIRECTV, Class A	*†	1,667,276	55,603,655
McGraw-Hill Cos., Inc. (The)	†	163,800	5,488,938
New York Times Co. (The), Class A	*	208,200	2,573,352
Time Warner, Inc.	†	223,033	6,499,182
Walt Disney Co. (The)		1,376,200	44,382,450
WPP plc (United Kingdom)		142,900	1,397,605
			119,487,686

Metals & Mining—0.5%
Alcoa, Inc.	†	133,900	2,158,468
Nucor Corp.	†	112,400	5,243,460
			7,401,928

Multiline Retail—0.5%
J.C. Penney Co., Inc.	†	200,300	5,329,983
Macy’s, Inc.	†	93,700	1,570,412
			6,900,395

Multi-Utilities—2.0%
CenterPoint Energy, Inc.		66,600	966,366
Dominion Resources, Inc.		267,000	10,391,640
NiSource, Inc.	†	265,700	4,086,466
PG&E Corp.		68,700	3,067,455
Sempra Energy	†	133,800	7,490,124
TECO Energy, Inc.		65,900	1,068,898
Xcel Energy, Inc.		172,600	3,662,572
			30,733,521

Oil, Gas & Consumable Fuels—11.8%
Anadarko Petroleum Corp.		55,000	3,433,100
BP plc ADR (United Kingdom)	†	106,298	6,162,095
Cenovus Energy, Inc. (Canada)		57,100	1,438,920
Chesapeake Energy Corp.		1,559,000	40,346,920
Chevron Corp.		167,658	12,907,990
ConocoPhillips	†	314,800	16,076,836
Consol Energy, Inc.		9,800	488,040
EnCana Corp. (Canada)		102,300	3,313,497
Exxon Mobil Corp.		167,560	11,425,916
Marathon Oil Corp.		364,600	11,382,812
Murphy Oil Corp.		95,300	5,165,260
Occidental Petroleum Corp.		244,300	19,873,805
Pioneer Natural Resources Co.	†	527,000	25,385,590

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint
Equity Income Fund

			Shares	Value

COMMON STOCKS—(Continued)
Royal Dutch Shell plc, Class A ADR (Netherlands)			159,481	$9,586,403
Spectra Energy Corp.			454,912	9,330,245
Sunoco, Inc.		†	87,800	2,291,580
Williams Cos., Inc. (The)			48,800	1,028,704
				179,637,713

Paper & Forest Products—0.8%
International Paper Co.			250,500	6,708,390
MeadWestvaco Corp.			115,700	3,312,491
Weyerhaeuser Co.			42,700	1,842,078
				11,862,959

Pharmaceuticals—3.8%
Bristol-Myers Squibb Co.		†	688,700	17,389,675
Eli Lilly & Co.			120,600	4,306,626
Johnson & Johnson			212,800	13,706,448
Merck & Co., Inc.			157,600	5,758,704
Pfizer, Inc.			890,087	16,190,683
				57,352,136

Road & Rail—0.8%
Burlington Northern Santa Fe Corp.			128,400	12,662,808

Semiconductors & Semiconductor Equipment—1.9%
Analog Devices, Inc.			148,600	4,692,788
Applied Materials, Inc.			775,300	10,807,682
Intel Corp.			637,100	12,996,840
Texas Instruments, Inc.			25,000	651,500
				29,148,810

Software—3.2%
Electronic Arts, Inc.		*	106,000	1,881,500
Microsoft Corp.			701,000	21,373,490
Symantec Corp.		*	1,387,000	24,813,430
				48,068,420

Specialty Retail—1.7%
Bed Bath & Beyond, Inc.		*†	138,800	5,361,844
Home Depot, Inc.			584,600	16,912,478
Tiffany & Co.			66,500	2,859,500
				25,133,822

Tobacco—1.7%
Altria Group, Inc.			243,300	4,775,979
Imperial Tobacco Group plc ADR (United Kingdom)			189,700	12,023,186
Philip Morris International, Inc.			197,300	9,507,887
				26,307,052

Wireless Telecommunication Services—0.2%
Sprint Nextel Corp.		*	294,200	1,076,772
Vodafone Group plc (United Kingdom)			845,200	1,957,241
				3,034,013

TOTAL COMMON STOCKS
(Cost $1,321,931,028)				1,386,772,971

Coupon Rate	Maturity Date		Face	Value

CONVERTIBLE DEBT OBLIGATIONS—0.2%

Automobiles—0.2%
Ford Motor Co.
4.250%	12/15/2036
(Cost $589,141)			$2,112,000	$2,676,960

			Shares	Value

CASH EQUIVALENTS—20.5%

Institutional Money Market Funds—20.5%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class			125,708,264	125,708,264
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class		††	37,118,867	37,118,867
Fidelity Institutional Money Market: Prime Money Market Portfolio— Institutional Class		††	38,000,000	38,000,000
Short-Term Investments Trust Liquid Assets Portfolio		††	34,000,000	34,000,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class		††	37,777,560	37,777,560
Wells Fargo Advantage Heritage Money Market Fund—Select Class		††	38,000,000	38,000,000

TOTAL CASH EQUIVALENTS
(Cost $310,604,691)				310,604,691

TOTAL INVESTMENTS—112.1%
(Cost $1,633,124,860)				1,700,054,622
Other assets less liabilities—(12.1%)				(183,855,991)

NET ASSETS—100.0%				$1,516,198,631

Notes to the Schedule of Investments:
ADR	American Depositary Receipt
NYRS	New York Registry Shares
†	Denotes all or a portion of the security on loan.
*	Non-income producing.
††	Represents reinvestment of collateral received in conjunction with securities lending.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint Growth &
Income Fund

		Shares	Value

COMMON STOCKS—96.6%

Aerospace & Defense—1.0%
Boeing Co. (The)		80,500	$4,357,465
Goodrich Corp.		19,900	1,278,575
Precision Castparts Corp.		23,800	2,626,330
United Technologies Corp.		29,400	2,040,654
			10,303,024

Air Freight & Logistics—1.4%
Expeditors International of Washington, Inc.		24,100	836,993
United Parcel Service, Inc., Class B		232,000	13,309,840
			14,146,833

Airlines—0.3%
Delta Air Lines, Inc.	*†	235,800	2,683,404

Automobiles—0.4%
Ford Motor Co.	*†	368,000	3,680,000

Beverages—2.5%
Coca-Cola Co. (The)		1,600	91,200
Diageo plc ADR (United Kingdom)		214,500	14,888,445
Molson Coors Brewing Co., Class B		78,500	3,545,060
PepsiCo, Inc.		118,100	7,180,480
			25,705,185

Biotechnology—1.5%
Amgen, Inc.	*	74,800	4,231,436
Celgene Corp.	*	79,700	4,437,696
Gilead Sciences, Inc.	*	120,900	5,232,552
Vertex Pharmaceuticals, Inc.	*	26,800	1,148,380
			15,050,064

Capital Markets—5.9%
Ameriprise Financial, Inc.		139,400	5,411,508
Bank of New York Mellon Corp. (The)		723,618	20,239,596
BlackRock, Inc.	†	3,000	696,600
Charles Schwab Corp. (The)		120,900	2,275,338
Credit Suisse Group AG (Registered) (Switzerland)		6,325	313,349
Franklin Resources, Inc.		64,100	6,752,935
Goldman Sachs Group, Inc. (The)		81,600	13,777,344
Invesco Ltd.		55,500	1,303,695
Morgan Stanley		93,700	2,773,520
Northern Trust Corp.		32,600	1,708,240
State Street Corp.		36,300	1,580,502
TD Ameritrade Holding Corp.	*	20,900	405,042
UBS AG (Switzerland)	*	200,400	3,108,204
			60,345,873

Chemicals—1.6%
Dow Chemical Co. (The)		132,900	3,672,027
Ecolab, Inc.		1,300	57,954
Monsanto Co.		26,100	2,133,675
Mosaic Co. (The)		103,300	6,170,109
Praxair, Inc.		50,100	4,023,531
			16,057,296

Commercial Banks—2.8%
PNC Financial Services Group, Inc.		154,500	$8,156,055
U.S. Bancorp		93,700	2,109,187
Wells Fargo & Co.		664,100	17,924,059
			28,189,301

Commercial Services & Supplies—1.6%
Cintas Corp.		474,000	12,347,700
Republic Services, Inc.		137,900	3,903,949
			16,251,649

Communications Equipment—2.0%
Cisco Systems, Inc.	*	368,600	8,824,284
Juniper Networks, Inc.	*†	183,000	4,880,610
QUALCOMM, Inc.		145,100	6,712,326
			20,417,220

Computers & Peripherals—2.9%
Apple, Inc.	*	96,800	20,411,248
EMC Corp.	*	45,600	796,632
Hewlett-Packard Co.		104,500	5,382,795
International Business Machines Corp.		25,100	3,285,590
			29,876,265

Consumer Finance—1.3%
American Express Co.		330,700	13,399,964

Containers & Packaging—0.4%
Rexam plc ADR (United Kingdom)	†	166,700	3,965,793

Diversified Consumer Services—0.0%
Apollo Group, Inc., Class A	*	8,400	508,872

Diversified Financial Services—2.6%
Bank of America Corp.		380,800	5,734,848
CME Group, Inc.		800	268,760
IntercontinentalExchange, Inc.	*	22,600	2,537,980
JPMorgan Chase & Co.		436,108	18,172,620
			26,714,208

Diversified Telecommunication Services—1.1%
AT&T, Inc.		283,206	7,938,264
Verizon Communications, Inc.		92,100	3,051,273
			10,989,537

Electric Utilities—1.0%
Edison International		93,700	3,258,886
Entergy Corp.		49,300	4,034,712
Exelon Corp.		55,600	2,717,172
			10,010,770

Electrical Equipment—1.2%
First Solar, Inc.	*†	3,300	446,820
Rockwell Automation, Inc.	†	244,800	11,500,704
			11,947,524

Electronic Equipment, Instruments & Components—1.4%
Tyco Electronics Ltd. (Switzerland)	†	568,000	13,944,400

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Growth &
Income Fund

		Shares	Value

COMMON STOCKS—(Continued)

Energy Equipment & Services—2.5%
Baker Hughes, Inc.	†	143,900	$5,825,072
Cameron International Corp.	*	45,600	1,906,080
FMC Technologies, Inc.	*	34,500	1,995,480
Schlumberger Ltd.		217,900	14,183,111
Smith International, Inc.		81,600	2,217,072
			26,126,815

Food & Staples Retailing—4.0%
Costco Wholesale Corp.		2,200	130,174
CVS Caremark Corp.		151,786	4,889,027
Sysco Corp.		629,825	17,597,310
Walgreen Co.		5,400	198,288
Wal-Mart Stores, Inc.		344,775	18,428,224
			41,243,023

Food Products—2.5%
Dean Foods Co.	*	209,700	3,782,988
General Mills, Inc.		67,700	4,793,837
Kellogg Co.		5,800	308,560
Nestle SA ADR (Switzerland)	†	354,875	17,158,206
			26,043,591

Health Care Equipment & Supplies—4.3%
Alcon, Inc. (Switzerland)		2,100	345,135
Baxter International, Inc.		13,100	768,708
CareFusion Corp.	*	247,100	6,179,971
Covidien plc (Ireland)		332,600	15,928,214
DENTSPLY International, Inc.		342,975	12,062,431
Intuitive Surgical, Inc.	*	8,100	2,456,892
Medtronic, Inc.		6,500	285,870
St. Jude Medical, Inc.	*	31,100	1,143,858
Stryker Corp.		28,000	1,410,360
Zimmer Holdings, Inc.	*	65,300	3,859,883
			44,441,322

Health Care Providers & Services—3.1%
Cardinal Health, Inc.		270,000	8,704,800
Express Scripts, Inc.	*	71,900	6,215,755
McKesson Corp.		65,300	4,081,250
Medco Health Solutions, Inc.	*	140,500	8,979,355
UnitedHealth Group, Inc.		122,400	3,730,752
WellPoint, Inc.	*	800	46,632
			31,758,544

Health Care Technology—0.1%
Cerner Corp.	*†	14,600	1,203,624

Hotels, Restaurants & Leisure—1.8%
Carnival Corp.	*	49,100	1,555,979
Marriott International, Inc., Class A	†	100,572	2,740,587
McDonald’s Corp.		128,900	8,048,516
Starbucks Corp.	*	146,100	3,369,066
Wynn Macau Ltd. (Macau)	*	321,600	396,120
Wynn Resorts Ltd.		8,400	489,132
Yum! Brands, Inc.		60,200	2,105,194
			18,704,594

Household Products—1.4%
Kimberly-Clark Corp.		201,000	12,805,710
Procter & Gamble Co. (The)		28,175	1,708,250
			14,513,960

Industrial Conglomerates—4.8%
3M Co.		243,125	$20,099,144
General Electric Co.		648,300	9,808,779
McDermott International, Inc.	*	45,700	1,097,257
Textron, Inc.	†	255,200	4,800,312
Tyco International Ltd. (Switzerland)	*	380,000	13,558,400
			49,363,892

Insurance—2.8%
ACE Ltd. (Switzerland)	*	88,800	4,475,520
AON Corp.		72,800	2,791,152
Berkshire Hathaway, Inc., Class B	*†	4,300	14,129,800
Principal Financial Group, Inc.	†	127,000	3,053,080
Prudential Financial, Inc.		1,300	64,688
Unum Group		202,100	3,944,992
			28,459,232

Internet & Catalog Retail—1.7%
Amazon.com, Inc.	*	101,300	13,626,876
Expedia, Inc.	*	76,600	1,969,386
priceline.com, Inc.	*	10,100	2,206,850
			17,803,112

Internet Software & Services—2.2%
eBay, Inc.	*	300	7,062
Google, Inc., Class A	*	28,900	17,917,422
Tencent Holdings Ltd. (China)	†	203,300	4,396,915
VeriSign, Inc.	*†	3,300	79,992
			22,401,391

IT Services—4.5%
Accenture plc, Class A (Ireland)		416,675	17,292,013
Automatic Data Processing, Inc.		325,900	13,955,038
Fiserv, Inc.	*	41,300	2,002,224
Mastercard, Inc., Class A	†	20,200	5,170,796
Visa, Inc., Class A	†	60,300	5,273,838
Western Union Co. (The)		113,700	2,143,245
			45,837,154

Leisure Equipment & Products—0.4%
Mattel, Inc.		226,000	4,515,480

Life Sciences Tools & Services—0.0%
Life Technologies Corp.	*	3,300	172,359

Machinery—2.7%
Cummins, Inc.		65,100	2,985,486
Danaher Corp.		130,600	9,821,120
Ingersoll-Rand plc (Ireland)		182,800	6,533,272
PACCAR, Inc.	†	93,300	3,383,991
Stanley Works (The)	†	95,500	4,919,205
			27,643,074

Media—4.2%
Comcast Corp., Class A		431,700	7,278,462
Discovery Communications, Inc., Series A	*†	68,650	2,105,495
Discovery Communications, Inc., Series C	*	77,450	2,053,974
McGraw-Hill Cos., Inc. (The)		402,100	13,474,371
Time Warner, Inc.		535,483	15,603,975
Walt Disney Co. (The)		84,000	2,709,000
			43,225,277

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Growth &
Income Fund

		Shares	Value

COMMON STOCKS—(Continued)

Metals & Mining—0.9%
Cliffs Natural Resources, Inc.	†	81,400	$3,751,726
Freeport-McMoRan Copper & Gold, Inc.	*	8,200	658,378
Steel Dynamics, Inc.		250,800	4,444,176
			8,854,280

Multiline Retail—1.0%
Dollar Tree, Inc.	*	9,800	473,340
Kohl’s Corp.	*	79,700	4,298,221
Target Corp.		105,300	5,093,361
			9,864,922

Oil, Gas & Consumable Fuels—5.0%
BP plc ADR (United Kingdom)	†	284,000	16,463,480
ConocoPhillips		179,700	9,177,279
EOG Resources, Inc.		50,200	4,884,460
Exxon Mobil Corp.		1,600	109,104
Hess Corp.		72,600	4,392,300
Marathon Oil Corp.		168,000	5,244,960
Occidental Petroleum Corp.		65,000	5,287,750
Petroleo Brasileiro SA ADR (Brazil)		19,900	843,561
Southwestern Energy Co.	*	55,100	2,655,820
Suncor Energy, Inc. (Canada)		55,400	1,956,174
			51,014,888

Pharmaceuticals—4.4%
Abbott Laboratories		94,000	5,075,060
Allergan, Inc.		72,900	4,593,429
Johnson & Johnson		73,800	4,753,458
Merck & Co., Inc.		273,040	9,976,882
Pfizer, Inc.		686,600	12,489,254
Shire plc ADR (Ireland)	†	15,400	903,980
Teva Pharmaceutical Industries Ltd. ADR (Israel)		122,000	6,853,960
			44,646,023

Road & Rail—0.1%
Union Pacific Corp.		12,100	773,190

Semiconductors & Semiconductor Equipment—3.0%
Altera Corp.	†	67,600	1,529,788
Broadcom Corp., Class A	*	89,700	2,821,065
Intel Corp.		377,300	7,696,920
Marvell Technology Group Ltd. (Bermuda)	*	270,100	5,604,575
Maxim Integrated Products, Inc.	†	110,400	2,241,120
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)		318,900	3,648,216
Texas Instruments, Inc.		154,800	4,034,088
Xilinx, Inc.		143,400	3,593,604
			31,169,376

Software—2.0%
Adobe Systems, Inc.	*	12,200	448,716
Autodesk, Inc.	*	29,100	739,431
Electronic Arts, Inc.	*	15,300	271,575
Intuit, Inc.	*†	12,900	396,159
McAfee, Inc.	*	75,600	$3,067,092
Microsoft Corp.		512,000	15,610,880
Salesforce.com, Inc.	*†	3,300	243,441
			20,777,294

Specialty Retail—1.9%
Bed Bath & Beyond, Inc.	*	81,600	3,152,208
CarMax, Inc.	*†	11,100	269,175
Gap, Inc. (The)		39,200	821,240
Home Depot, Inc.		121,700	3,520,781
Lowe’s Cos., Inc.		104,500	2,444,255
O’Reilly Automotive, Inc.	*	35,400	1,349,448
Sherwin-Williams Co. (The)	†	68,900	4,247,685
Staples, Inc.		147,100	3,617,189
			19,421,981

Textiles, Apparel & Luxury Goods—0.1%
NIKE, Inc., Class B		17,000	1,123,190

Tobacco—0.7%
Lorillard, Inc.		40,200	3,225,246
Philip Morris International, Inc.		83,800	4,038,322
			7,263,568

Trading Companies & Distributors—1.0%
Fastenal Co.	†	17,700	737,028
W.W. Grainger, Inc.	†	99,600	9,644,268
			10,381,296

Wireless Telecommunication Services—0.6%
American Tower Corp., Class A	*	140,500	6,071,005

TOTAL COMMON STOCKS
(Cost $825,999,942)			989,004,639

CONVERTIBLE PREFERRED STOCKS—0.4%

Diversified Financial Services—0.4%
Bank of America Corp., Perpetual 10.000%	#
(Cost $3,933,000)		262,200	3,912,024

CASH EQUIVALENTS—10.9%

Institutional Money Market Funds—10.9%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class		28,922,170	28,922,170
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class	††	11,227,677	11,227,677
Fidelity Institutional Money Market: Prime Money Market Portfolio— Institutional Class	††	19,000,000	19,000,000
Short-Term Investments Trust Liquid Assets Portfolio	††	16,000,000	16,000,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class	††	18,024,095	18,024,095

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Growth &
Income Fund

		Shares	Value

CASH EQUIVALENTS—(Continued)
Wells Fargo Advantage Heritage Money Market Fund—Select Class	††	18,000,000	$18,000,000

TOTAL CASH EQUIVALENTS
(Cost $111,173,942)			111,173,942

TOTAL INVESTMENTS—107.9%
(Cost $941,106,884)			1,104,090,605
Other assets less liabilities—(7.9%)			(80,455,005)

NET ASSETS—100.0%			$1,023,635,600

Notes to the Schedule of Investments:
ADR	American Depositary Receipt
†	Denotes all or a portion of the security on loan.
*	Non-income producing.
#	Rate is subject to change. Rate shown reflects current rate.
††	Represents reinvestment of collateral received in conjunction with securities lending.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint
Growth Fund

		Shares	Value

COMMON STOCKS—97.2%

Aerospace & Defense—2.4%
Goodrich Corp.		347,968	$22,356,944
ITT Corp.		181,500	9,027,810
United Technologies Corp.		165,000	11,452,650
			42,837,404

Air Freight & Logistics—1.1%
Expeditors International of Washington, Inc.	†	250,500	8,699,865
FedEx Corp.		35,000	2,920,750
United Parcel Service, Inc., Class B		151,300	8,680,081
			20,300,696

Auto Components—0.1%
Lear Corp.	*	28,700	1,941,268

Automobiles—0.6%
Ford Motor Co.	*†	1,050,712	10,507,120

Beverages—6.3%
Anheuser-Busch InBev NV ADR (Belgium)	*†	65,000	3,381,950
Coca-Cola Co. (The)		638,500	36,394,500
Diageo plc ADR (United Kingdom)		91,210	6,330,886
Dr. Pepper Snapple Group, Inc.		103,000	2,914,900
Hansen Natural Corp.	*	93,953	3,607,795
PepsiCo, Inc.		1,001,600	60,897,280
			113,527,311

Biotechnology—2.3%
Amgen, Inc.	*	164,400	9,300,108
Celgene Corp.	*	255,350	14,217,888
Genzyme Corp.	*	191,200	9,370,712
Gilead Sciences, Inc.	*	213,850	9,255,428
			42,144,136

Capital Markets—1.9%
Goldman Sachs Group, Inc. (The)		161,170	27,211,943
Morgan Stanley		227,500	6,734,000
			33,945,943

Chemicals—3.5%
Dow Chemical Co. (The)		106,300	2,937,069
Monsanto Co.		104,400	8,534,700
Mosaic Co. (The)		230,810	13,786,281
Nalco Holding Co.		408,518	10,421,294
Potash Corp. of Saskatchewan, Inc. (Canada)		54,480	5,911,080
Praxair, Inc.		138,140	11,094,024
Syngenta AG ADR (Switzerland)		190,900	10,741,943
			63,426,391

Commercial Banks—2.1%
Banco Bradesco SA ADR (Brazil)	†	379,200	8,293,104
SunTrust Banks, Inc.		94,986	1,927,266
Wells Fargo & Co.		1,033,100	27,883,369
			38,103,739

Communications Equipment—4.5%
Cisco Systems, Inc.	*	1,602,775	$38,370,434
Nokia Oyj ADR (Finland)	†	1,068,500	13,730,225
QUALCOMM, Inc.		634,350	29,345,031
			81,445,690

Computers & Peripherals—8.0%
Apple, Inc.	*	268,210	56,554,761
EMC Corp.	*	1,253,800	21,903,886
Hewlett-Packard Co.		327,450	16,866,949
International Business Machines Corp.		381,560	49,946,204
Netezza Corp.	*†	91,700	889,490
			146,161,290

Construction & Engineering—0.6%
Quanta Services, Inc.	*†	514,700	10,726,348

Construction Materials—0.2%
Martin Marietta Materials, Inc.	†	1,610	143,950
Vulcan Materials Co.	†	55,300	2,912,651
			3,056,601

Consumer Finance—2.0%
American Express Co.		744,100	30,150,932
Capital One Financial Corp.		164,857	6,320,617
			36,471,549

Diversified Consumer Services—0.2%
Apollo Group, Inc., Class A	*	49,400	2,992,652

Diversified Financial Services—1.1%
Bank of America Corp.		665,522	10,022,761
CME Group, Inc.		27,780	9,332,691
			19,355,452

Electrical Equipment—0.8%
ABB Ltd. ADR (Switzerland)	*	101,900	1,946,290
Emerson Electric Co.		280,750	11,959,950
			13,906,240

Electronic Equipment, Instruments & Components—1.0%
Amphenol Corp., Class A	†	135,134	6,240,488
Corning, Inc.		593,500	11,460,485
			17,700,973

Energy Equipment & Services—4.2%
Baker Hughes, Inc.		23,800	963,424
Ensco International plc ADR (United Kingdom)		91,900	3,670,486
Halliburton Co.		771,450	23,212,931
National Oilwell Varco, Inc.		289,800	12,777,282
Schlumberger Ltd.		216,700	14,105,003
Transocean Ltd. (Switzerland)	*	132,900	11,004,120
Weatherford International Ltd. (Switzerland)	*	585,450	10,485,409
			76,218,655

Food & Staples Retailing—3.4%
Costco Wholesale Corp.	†	145,400	8,603,318
CVS Caremark Corp.		342,450	11,030,315
Kroger Co. (The)		85,100	1,747,103
Wal-Mart Stores, Inc.		676,700	36,169,615
Whole Foods Market, Inc.	*†	126,600	3,475,170
			61,025,521

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint
Growth Fund

		Shares	Value

COMMON STOCKS—(Continued)

Food Products—0.4%
Bunge Ltd.	†	46,860	$2,991,074
Kraft Foods, Inc., Class A		184,500	5,014,710
			8,005,784

Health Care Equipment & Supplies—3.1%
Covidien plc (Ireland)		244,750	11,721,078
Intuitive Surgical, Inc.	*	26,500	8,037,980
Medtronic, Inc.		452,100	19,883,358
Stryker Corp.	†	334,800	16,863,876
			56,506,292

Health Care Providers & Services—0.4%
McKesson Corp.		62,200	3,887,500
UnitedHealth Group, Inc.		90,700	2,764,536
			6,652,036

Hotels, Restaurants & Leisure—1.4%
International Game Technology	†	185,900	3,489,343
Las Vegas Sands Corp.	*†	462,645	6,911,916
Starbucks Corp.	*	203,400	4,690,404
Yum! Brands, Inc.	†	292,300	10,221,731
			25,313,394

Household Products—2.4%
Procter & Gamble Co. (The)		730,250	44,275,058

Industrial Conglomerates—1.3%
3M Co.		194,400	16,071,048
General Electric Co.		548,900	8,304,857
			24,375,905

Insurance—1.9%
ACE Ltd. (Switzerland)	*	96,300	4,853,520
Aflac, Inc.		295,500	13,666,875
Berkshire Hathaway, Inc., Class B	*†	4,515	14,836,290
Marsh & McLennan Cos., Inc.		66,800	1,474,944
			34,831,629

Internet & Catalog Retail—2.5%
Amazon.com, Inc.	*	288,600	38,822,472
priceline.com, Inc.	*	32,800	7,166,800
			45,989,272

Internet Software & Services—5.0%
eBay, Inc.	*	245,500	5,779,070
Equinix, Inc.	*†	11,944	1,267,855
Google, Inc., Class A	*	88,800	55,054,224
Rackspace Hosting, Inc.	*†	665,354	13,872,631
Yahoo! Inc.	*	894,400	15,008,032
			90,981,812

IT Services—4.8%
Accenture plc, Class A (Ireland)		240,800	9,993,200
Automatic Data Processing, Inc.	†	604,000	25,863,280
Cognizant Technology Solutions Corp., Class A	*	66,600	3,016,980
Mastercard, Inc., Class A	†	54,350	13,912,513
Paychex, Inc.	†	489,700	15,004,408
Visa, Inc., Class A	†	229,400	20,063,324
			87,853,705

Life Sciences Tools & Services—1.5%
Illumina, Inc.	*†	175,800	$5,388,270
Life Technologies Corp.	*	61,800	3,227,814
Thermo Fisher Scientific, Inc.	*	398,100	18,985,389
			27,601,473

Machinery—0.7%
Caterpillar, Inc.		61,800	3,521,982
Danaher Corp.		129,600	9,745,920
			13,267,902

Media—2.0%
DIRECTV, Class A	*†	58,400	1,947,640
Viacom, Inc., Class B	*	255,750	7,603,447
Walt Disney Co. (The)	†	832,700	26,854,575
			36,405,662

Metals & Mining—2.1%
BHP Billiton Ltd. ADR (Australia)	†	50,520	3,868,822
Cliffs Natural Resources, Inc.	†	88,200	4,065,138
Freeport-McMoRan Copper & Gold, Inc.	*	127,110	10,205,662
Goldcorp, Inc. (Canada)	†	162,050	6,375,047
Newmont Mining Corp.		179,700	8,501,607
United States Steel Corp.	†	46,500	2,563,080
Xstrata plc ADR (Switzerland)	*	862,100	3,146,665
			38,726,021

Multiline Retail—1.5%
Kohl’s Corp.	*	314,100	16,939,413
Target Corp.		222,150	10,745,396
			27,684,809

Oil, Gas & Consumable Fuels—2.7%
Anadarko Petroleum Corp.		43,740	2,730,251
Chesapeake Energy Corp.		407,400	10,543,512
ConocoPhillips		103,500	5,285,745
Exxon Mobil Corp.		70,140	4,782,847
Noble Energy, Inc.		43,200	3,076,704
Occidental Petroleum Corp.		111,530	9,072,965
Suncor Energy, Inc. (Canada)		376,950	13,310,104
			48,802,128

Personal Products—1.1%
Avon Products, Inc.	†	306,600	9,657,900
Estee Lauder Cos., Inc. (The), Class A		106,003	5,126,305
Mead Johnson Nutrition Co., Class A	†	100,900	4,409,330
			19,193,535

Pharmaceuticals—5.1%
Allergan, Inc.		281,000	17,705,810
Elan Corp. plc ADR (Ireland)	*	881,900	5,749,988
Johnson & Johnson		386,300	24,881,583
Merck & Co., Inc.		155,100	5,667,354
Mylan, Inc.	*†	342,300	6,308,589
Pfizer, Inc.		320,400	5,828,076
Roche Holding AG ADR (Switzerland)		94,500	3,987,900
Teva Pharmaceutical Industries Ltd. ADR (Israel)		236,950	13,311,851
Warner Chilcott plc, Class A (Ireland)	*	316,267	9,004,121
			92,445,272

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint
Growth Fund

		Shares	Value

COMMON STOCKS—(Continued)

Professional Services—0.1%
Verisk Analytics, Inc., Class A	*	64,600	$1,956,088

Semiconductors & Semiconductor Equipment—1.9%
Broadcom Corp., Class A	*	303,500	9,545,075
Intel Corp.		482,500	9,843,000
Marvell Technology Group Ltd. (Bermuda)	*†	434,300	9,011,725
NVIDIA Corp.	*†	285,017	5,324,118
			33,723,918

Software—6.1%
Autodesk, Inc.	*	457,600	11,627,616
Check Point Software Technologies (Israel)	*†	230,250	7,800,870
Microsoft Corp.		2,029,250	61,871,833
Oracle Corp.		769,400	18,881,076
Red Hat, Inc.	*	364,231	11,254,738
			111,436,133

Specialty Retail—2.3%
Bed Bath & Beyond, Inc.	*	130,900	5,056,667
Best Buy Co., Inc.		211,800	8,357,628
Gap, Inc. (The)		157,400	3,297,530
Home Depot, Inc.		199,000	5,757,070
Lowe’s Cos., Inc.	†	829,800	19,409,022
			41,877,917

Textiles, Apparel & Luxury Goods—0.6%
NIKE, Inc., Class B		170,300	11,251,721

TOTAL COMMON STOCKS
(Cost $1,523,458,550)			1,764,952,445

CASH EQUIVALENTS—13.7%

Institutional Money Market Funds—13.7%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class		52,575,483	52,575,483
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class	††	35,438,138	35,438,138
Fidelity Institutional Money Market: Prime Money Market Portfolio— Institutional Class	††	43,000,000	43,000,000
Short-Term Investments Trust Liquid Assets Portfolio	††	35,000,000	35,000,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class	††	41,703,635	41,703,635
Wells Fargo Advantage Heritage Money Market Fund—Select Class	††	40,400,000	40,400,000

TOTAL CASH EQUIVALENTS
(Cost $248,117,256)			248,117,256

TOTAL INVESTMENTS—110.9%
(Cost $1,771,575,806)			2,013,069,701
Other assets less liabilities—(10.9%)			(198,537,201)

NET ASSETS—100.0%			$1,814,532,500

Notes to the Schedule of Investments:
ADR	American Depositary Receipt
†	Denotes all or a portion of the security on loan.
*	Non-income producing.
††	Represents reinvestment of collateral received in conjunction with securities lending.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint
Select Value Fund

		Shares	Value

COMMON STOCKS—92.9%

Aerospace & Defense—2.7%
Esterline Technologies Corp.	*	8,400	$342,468
ITT Corp.		16,775	834,389
L-3 Communications Holdings, Inc.		24,100	2,095,495
Rockwell Collins, Inc.		34,700	1,920,992
TransDigm Group, Inc.	†	59,719	2,836,055
			8,029,399

Auto Components—1.4%
Autoliv, Inc. (Sweden)	†	26,950	1,168,552
BorgWarner, Inc.	†	89,100	2,959,902
			4,128,454

Beverages—0.2%
Dr. Pepper Snapple Group, Inc.		20,700	585,810

Building Products—0.2%
Owens Corning, Inc.	*	27,100	694,844

Capital Markets—1.4%
Ameriprise Financial, Inc.		57,300	2,224,386
Stifel Financial Corp.	*†	32,050	1,898,642
			4,123,028

Chemicals—1.0%
Airgas, Inc.		28,000	1,332,800
Celanese Corp., Class A		23,950	768,795
Eastman Chemical Co.		14,500	873,480
			2,975,075

Commercial Banks—1.8%
Bank of Hawaii Corp.	†	59,800	2,814,188
Fulton Financial Corp.		135,400	1,180,688
Prosperity Bancshares, Inc.	†	30,000	1,214,100
			5,208,976

Commercial Services & Supplies—2.7%
Cintas Corp.		66,200	1,724,510
R.R. Donnelley & Sons Co.		176,113	3,922,037
Steelcase, Inc., Class A	†	309,600	1,969,056
United Stationers, Inc.	*†	8,250	469,012
			8,084,615

Communications Equipment—1.1%
Comtech Telecommunications Corp.	*†	57,100	2,001,355
JDS Uniphase Corp.	*	142,750	1,177,687
			3,179,042

Computers & Peripherals—0.9%
Seagate Technology (Cayman Islands)		38,700	703,953
Teradata Corp.	*	35,000	1,100,050
Western Digital Corp.	*	16,200	715,230
			2,519,233

Construction & Engineering—0.3%
Fluor Corp.		22,300	1,004,392

Consumer Finance—0.7%
Discover Financial Services		131,150	1,929,216
Student Loan Corp. (The)	†	5,803	270,246
			2,199,462

Containers & Packaging—2.4%
AptarGroup, Inc.		51,000	$1,822,740
Sonoco Products Co.		126,400	3,697,200
Temple-Inland, Inc.		75,700	1,598,027
			7,117,967

Diversified Consumer Services—0.6%
H&R Block, Inc.	†	80,100	1,811,862

Diversified Telecommunication Services—0.5%
Qwest Communications International, Inc.		340,200	1,432,242

Electric Utilities—2.3%
American Electric Power Co., Inc.		56,900	1,979,551
NV Energy, Inc.		43,400	537,292
Pinnacle West Capital Corp.		76,900	2,813,002
PPL Corp.		45,600	1,473,336
			6,803,181

Electrical Equipment—1.8%
Acuity Brands, Inc.	†	45,400	1,618,056
Cooper Industries plc		38,200	1,628,848
Hubbell, Inc., Class B		42,000	1,986,600
			5,233,504

Electronic Equipment, Instruments & Components—2.9%
Arrow Electronics, Inc.	*	64,000	1,895,040
Avnet, Inc.	*	75,300	2,271,048
Ingram Micro, Inc., Class A	*	127,700	2,228,365
Tyco Electronics Ltd. (Switzerland)		87,200	2,140,760
			8,535,213

Energy Equipment & Services—2.8%
Nabors Industries Ltd. (Bermuda)	*	111,300	2,436,357
Noble Corp. (Switzerland)		108,200	4,403,740
Oil States International, Inc.	*	24,775	973,410
Pride International, Inc.	*†	17,700	564,807
			8,378,314

Food & Staples Retailing—1.8%
Kroger Co. (The)		96,600	1,983,198
Ruddick Corp.	†	70,171	1,805,500
Sysco Corp.		56,400	1,575,816
			5,364,514

Food Products—2.6%
Campbell Soup Co.		43,600	1,473,680
H.J. Heinz Co.		35,500	1,517,980
J.M. Smucker Co. (The)		29,050	1,793,838
Sara Lee Corp.		230,800	2,811,144
			7,596,642

Gas Utilities—1.6%
Energen Corp.		41,100	1,923,480
Questar Corp.		69,350	2,882,879
			4,806,359

Health Care Equipment & Supplies—1.6%
Beckman Coulter, Inc.		43,189	2,826,288
Stryker Corp.		40,400	2,034,948
			4,861,236

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint
Select Value Fund

		Shares	Value

COMMON STOCKS—(Continued)

Health Care Providers & Services—3.3%
Cardinal Health, Inc.		28,500	$918,840
CIGNA Corp.		161,855	5,708,626
Health Management Associates, Inc., Class A	*	269,100	1,956,357
Healthsouth Corp.	*†	68,150	1,279,175
			9,862,998

Hotels, Restaurants & Leisure—2.1%
Burger King Holdings, Inc.		91,700	1,725,794
Carnival Corp.	*	10,600	335,914
Darden Restaurants, Inc.		56,100	1,967,427
Wyndham Worldwide Corp.		109,400	2,206,598
			6,235,733

Household Durables—1.6%
Fortune Brands, Inc.		26,600	1,149,120
Jarden Corp.		43,500	1,344,585
Mohawk Industries, Inc.	*	27,100	1,289,960
Newell Rubbermaid, Inc.	†	62,200	933,622
			4,717,287

Independent Power Producers & Energy Traders—0.6%
AES Corp. (The)	*	138,300	1,840,773

Industrial Conglomerates—0.8%
Carlisle Cos., Inc.		45,343	1,553,451
Textron, Inc.	†	42,200	793,782
			2,347,233

Insurance—11.9%
Alleghany Corp.	*†	9,396	2,593,296
Allied World Assurance Co. Holdings Ltd. (Bermuda)		33,500	1,543,345
Allstate Corp. (The)		192,000	5,767,680
Arch Capital Group Ltd. (Bermuda)	*†	75,550	5,405,602
Brown & Brown, Inc.	†	67,800	1,218,366
Endurance Specialty Holdings Ltd. (Bermuda)		53,600	1,995,528
Fidelity National Financial, Inc., Class A		147,500	1,985,350
HCC Insurance Holdings, Inc.	†	101,400	2,836,158
Lincoln National Corp.		150,560	3,745,933
Loews Corp.		34,850	1,266,798
Progressive Corp. (The)	*	91,200	1,640,688
Prudential Financial, Inc.		40,000	1,990,400
Unum Group		22,950	447,984
W.R. Berkley Corp.	†	54,500	1,342,880
XL Capital Ltd., Class A (Bermuda)		82,700	1,515,891
			35,295,899

IT Services—3.4%
Amdocs Ltd. (Guernsey, Channel Islands)	*	26,950	768,883
Computer Sciences Corp.	*	68,667	3,950,413
Hewitt Associates, Inc., Class A	*	49,900	2,108,774
SAIC, Inc.	*	87,200	1,651,568
Total System Services, Inc.	†	84,500	1,459,315
			9,938,953

Leisure Equipment & Products—0.6%
Mattel, Inc.		82,100	1,640,358

Life Sciences Tools & Services—0.7%
Covance, Inc.	*†	23,100	$1,260,567
Life Technologies Corp.	*	17,575	917,942
			2,178,509

Machinery—2.6%
Dover Corp.		110,300	4,589,583
Ingersoll-Rand plc (Ireland)		53,400	1,908,516
Stanley Works (The)	†	25,250	1,300,628
			7,798,727

Marine—0.2%
Alexander & Baldwin, Inc.	†	20,600	705,138

Media—2.0%
Gannett Co., Inc.	†	74,650	1,108,553
Marvel Entertainment, Inc.	*	30,600	1,654,848
Omnicom Group, Inc.		51,700	2,024,055
Viacom, Inc., Class B	*	37,600	1,117,848
			5,905,304

Metals & Mining—0.6%
Cliffs Natural Resources, Inc.	†	25,050	1,154,554
Thompson Creek Metals Co., Inc. (Canada)	*†	58,950	690,894
			1,845,448

Multiline Retail—0.6%
Family Dollar Stores, Inc.		35,500	987,965
Kohl’s Corp.	*	15,700	846,701
			1,834,666

Multi-Utilities—3.4%
CMS Energy Corp.	†	136,700	2,140,722
DTE Energy Co.		29,200	1,272,828
NSTAR		20,250	745,200
OGE Energy Corp.		39,300	1,449,777
PG&E Corp.		63,000	2,812,950
SCANA Corp.		39,800	1,499,664
			9,921,141

Office Electronics—0.3%
Xerox Corp.		106,600	901,836

Oil, Gas & Consumable Fuels—3.6%
Alpha Natural Resources, Inc.	*	41,000	1,778,580
Cimarex Energy Co.	†	54,500	2,886,865
El Paso Corp.		100,650	989,389
EOG Resources, Inc.		10,700	1,041,110
Newfield Exploration Co.	*	50,050	2,413,912
Whiting Petroleum Corp.	*†	22,900	1,636,205
			10,746,061

Paper & Forest Products—0.2%
Schweitzer-Mauduit International, Inc.	†	9,150	643,703

Personal Products—0.6%
Bare Escentuals, Inc.	*	66,450	812,684
Nu Skin Enterprises, Inc., Class A		34,650	931,045
			1,743,729

Professional Services—2.1%
Dun & Bradstreet Corp.		19,700	1,662,089
Equifax, Inc.		65,100	2,010,939

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint
Select Value Fund

		Shares	Value

COMMON STOCKS—(Continued)
Manpower, Inc.		21,200	$1,157,096
Robert Half International, Inc.	†	46,400	1,240,272
			6,070,396

Real Estate Investment Trusts (REITs)—5.1%
Annaly Capital Management, Inc. REIT		82,900	1,438,315
Boston Properties, Inc. REIT		18,875	1,265,946
Duke Realty Corp. REIT	†	324,132	3,944,686
Health Care REIT, Inc. REIT		9,950	440,984
Home Properties, Inc. REIT	†	15,200	725,192
Mack-Cali Realty Corp. REIT		23,150	800,296
Simon Property Group, Inc. REIT	†	79,346	6,331,811
			14,947,230

Road & Rail—1.5%
Ryder System, Inc.		36,400	1,498,588
Werner Enterprises, Inc.	†	149,200	2,952,668
			4,451,256

Semiconductors & Semiconductor Equipment—2.9%
Analog Devices, Inc.		45,300	1,430,574
Lam Research Corp.	*†	12,400	486,204
Microchip Technology, Inc.	†	97,700	2,839,162
Micron Technology, Inc.	*	150,800	1,592,448
National Semiconductor Corp.	†	112,200	1,723,392
Teradyne, Inc.	*	43,650	468,365
			8,540,145

Software—0.7%
Informatica Corp.	*†	15,750	407,295
Sybase, Inc.	*	21,700	941,780
Synopsys, Inc.	*	31,300	697,364
			2,046,439

Specialty Retail—0.4%
AutoZone, Inc.	*†	2,400	379,368
Guess?, Inc.		15,525	656,707
			1,036,075

Textiles, Apparel & Luxury Goods—1.8%
Phillips-Van Heusen Corp.		55,875	2,272,995
V.F. Corp.		41,200	3,017,488
			5,290,483

Thrifts & Mortgage Finance—1.4%
First Niagara Financial Group, Inc.		159,700	2,221,427
Hudson City Bancorp, Inc.		139,900	1,920,827
			4,142,254

Tobacco—0.4%
Reynolds American, Inc.		22,350	1,183,880

Trading Companies & Distributors—1.4%
GATX Corp.	†	39,300	1,129,875
United Rentals, Inc.	*†	190,066	1,864,547
W.W. Grainger, Inc.		10,200	987,666
			3,982,088

Water Utilities—0.3%
American Water Works Co., Inc.		42,200	$945,702

Wireless Telecommunication Services—0.5%
NTELOS Holdings Corp.	†	80,200	1,429,164

TOTAL COMMON STOCKS
(Cost $238,292,737)			274,841,972

CASH EQUIVALENTS—19.2%

Institutional Money Market Funds—19.2%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class		12,358,629	12,358,629
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class	††	6,342,204	6,342,204
Fidelity Institutional Money Market: Prime Money Market Portfolio— Institutional Class	††	9,500,000	9,500,000
Short-Term Investments Trust Liquid Assets Portfolio	††	9,500,000	9,500,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class	††	9,528,267	9,528,267
Wells Fargo Advantage Heritage Money Market Fund—Select Class	††	9,500,000	9,500,000

TOTAL CASH EQUIVALENTS
(Cost $56,729,100)			56,729,100

TOTAL INVESTMENTS—112.1%
(Cost $295,021,837)			331,571,072
Other assets less liabilities—(12.1%)			(35,770,883)

NET ASSETS—100.0%			$295,800,189

Notes to the Schedule of Investments:
REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
††	Represents reinvestment of collateral received in conjunction with securities lending.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint Aggressive
Opportunities Fund

		Shares	Value

COMMON STOCKS—94.5%

Aerospace & Defense—1.1%
ITT Corp.		44,800	$2,228,352
L-3 Communications Holdings, Inc.		48,700	4,234,465
Rockwell Collins, Inc.		88,600	4,904,896
			11,367,713

Air Freight & Logistics—1.0%
C.H. Robinson Worldwide, Inc.		52,600	3,089,198
FedEx Corp.		58,100	4,848,445
HUB Group, Inc., Class A	*	90,500	2,428,115
			10,365,758

Airlines—1.3%
Continental Airlines, Inc., Class B	*†	497,800	8,920,576
Delta Air Lines, Inc.	*†	353,300	4,020,554
			12,941,130

Automobiles—0.3%
Harley-Davidson, Inc.	†	131,400	3,311,280

Biotechnology—2.8%
Alexion Pharmaceuticals, Inc.	*	48,700	2,377,534
Alkermes, Inc.	*	466,049	4,385,521
Cephalon, Inc.	*†	72,200	4,506,002
Exelixis, Inc.	*†	315,800	2,327,446
Human Genome Sciences, Inc.	*†	193,400	5,918,040
Incyte Corp. Ltd.	*†	409,600	3,731,456
Pharmasset, Inc.	*	62,500	1,293,750
Regeneron Pharmaceuticals, Inc.	*	111,500	2,696,070
Seattle Genetics, Inc.	*	91,600	930,656
			28,166,475

Building Products—0.3%
Masco Corp.		218,500	3,017,485

Capital Markets—3.0%
Bank of New York Mellon Corp. (The)		173,000	4,838,810
Fortress Investment Group LLC, Class A	*†	879,900	3,915,555
Greenhill & Co., Inc.	†	25,200	2,022,048
Invesco Ltd.		211,100	4,958,739
Liberty Acquisition Holdings Corp.	*	65,600	642,880
Penson Worldwide, Inc.	*†	338,900	3,070,434
Riskmetrics Group, Inc.	*	166,750	2,652,992
SEI Investments Co.		319,700	5,601,144
TD Ameritrade Holding Corp.	*	131,900	2,556,222
			30,258,824

Chemicals—1.7%
Airgas, Inc.		64,700	3,079,720
Ecolab, Inc.		120,200	5,358,516
Intrepid Potash, Inc.	*†	70,800	2,065,236
Nalco Holding Co.		249,500	6,364,745
Senomyx, Inc.	*	180,823	681,703
			17,549,920

Commercial Banks—1.2%
Fifth Third Bancorp		246,800	2,406,300
KeyCorp		555,500	3,083,025
PrivateBancorp, Inc.	†	249,800	$2,240,706
Signature Bank/New York	*	73,100	2,331,890
Western Alliance Bancorp	*†	442,200	1,671,516
			11,733,437

Commercial Services & Supplies—2.1%
Copart, Inc.	*†	181,200	6,637,356
EnerNOC, Inc.	*	74,012	2,249,225
Iron Mountain, Inc.	*	65,300	1,486,228
Mobile Mini, Inc.	*†	155,700	2,193,813
Stericycle, Inc.	*†	54,800	3,023,316
Waste Connections, Inc.	*†	156,250	5,209,375
			20,799,313

Communications Equipment—1.0%
Blue Coat Systems, Inc.	*†	167,300	4,774,742
Juniper Networks, Inc.	*†	119,600	3,189,732
Palm, Inc.	*†	235,700	2,366,428
			10,330,902

Computers & Peripherals—2.0%
Dell, Inc.	*	1,117,000	16,040,120
NCR Corp.	*	71,000	790,230
NetApp, Inc.	*	99,900	3,435,561
			20,265,911

Construction & Engineering—1.7%
ACS Actividades de Construccion y Servicios SA (Spain)		187,000	9,347,708
Quanta Services, Inc.	*	136,600	2,846,744
URS Corp.	*	107,200	4,772,544
			16,966,996

Construction Materials—1.0%
Cemex SAB de CV ADR (Mexico)	*	721,261	8,525,305
Martin Marietta Materials, Inc.	†	21,300	1,904,433
			10,429,738

Consumer Finance—0.4%
Capital One Financial Corp.		97,500	3,738,150

Distributors—0.3%
LKQ Corp.	*	171,700	3,363,603

Diversified Consumer Services—2.6%
American Public Education, Inc.	*	86,500	2,972,140
Apollo Group, Inc., Class A	*	84,100	5,094,778
Bridgepoint Education, Inc.	*†	77,500	1,164,050
Capella Education Co.	*†	66,500	5,007,450
Career Education Corp.	*†	174,000	4,055,940
K12, Inc.	*†	150,434	3,049,297
Strayer Education, Inc.	†	24,800	5,269,752
			26,613,407

Diversified Financial Services—1.0%
KKR Financial Holdings LLC		999,200	5,795,360
MSCI, Inc., Class A	*	129,500	4,118,100
			9,913,460

Diversified Telecommunication Services—0.1%
Iridium Communications, Inc.	*†	60,500	485,815

Electrical Equipment—1.0%
A123 Systems, Inc.	*†	31,500	706,860

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Aggressive
Opportunities Fund

		Shares	Value

COMMON STOCKS—(Continued)
AMETEK, Inc.		84,300	$3,223,632
Roper Industries, Inc.	†	117,000	6,127,290
			10,057,782

Electronic Equipment, Instruments & Components—0.9%
Amphenol Corp., Class A		80,700	3,726,726
Dolby Laboratories, Inc., Class A	*†	58,500	2,792,205
DTS, Inc.	*†	72,800	2,490,488
			9,009,419

Energy Equipment & Services—2.0%
Cameron International Corp.	*	107,800	4,506,040
Complete Production Services, Inc.	*†	193,300	2,512,900
Exterran Holdings, Inc.	*†	196,800	4,221,360
FMC Technologies, Inc.	*†	124,800	7,218,432
Noble Corp. (Switzerland)		36,300	1,477,410
			19,936,142

Food & Staples Retailing—0.5%
Pantry, Inc. (The)	*	45,400	616,986
Safeway, Inc.		215,200	4,581,608
			5,198,594

Health Care Equipment & Supplies—3.6%
Arthrocare Corp.	*	43,000	1,019,100
C.R. Bard, Inc.		49,800	3,879,420
Conceptus, Inc.	*	125,600	2,356,256
Gen-Probe, Inc.	*†	101,500	4,354,350
IDEXX Laboratories, Inc.	*†	28,200	1,507,008
Mindray Medical International Ltd. ADR (China)	†	114,100	3,870,272
ResMed, Inc.	*†	123,000	6,429,210
St. Jude Medical, Inc.	*	93,800	3,449,964
Stryker Corp.		108,300	5,455,071
Zimmer Holdings, Inc.	*	69,600	4,114,056
			36,434,707

Health Care Providers & Services—5.3%
AMERIGROUP Corp.	*†	165,300	4,456,488
Catalyst Health Solutions, Inc.	*†	79,700	2,906,659
Centene Corp.	*	86,700	1,835,439
Coventry Health Care, Inc.	*†	60,450	1,468,331
DaVita, Inc.	*	232,100	13,633,554
Express Scripts, Inc.	*	83,900	7,253,155
Healthways, Inc.	*	100,566	1,844,380
Henry Schein, Inc.	*†	95,000	4,997,000
Humana, Inc.	*	76,800	3,370,752
Laboratory Corp. of America Holdings	*†	51,100	3,824,324
PSS World Medical, Inc.	*†	87,800	1,981,646
WellPoint, Inc.	*	92,300	5,380,167
			52,951,895

Health Care Technology—0.6%
Eclipsys Corp.	*	91,400	1,692,728
MedAssets, Inc.	*†	110,900	2,352,189
SXC Health Solutions Corp.	*	45,061	2,431,041
			6,475,958

Hotels, Restaurants & Leisure—4.2%
Burger King Holdings, Inc.		217,800	4,098,996
Chipotle Mexican Grill, Inc.	*	24,600	2,168,736
International Game Technology	†	414,900	$7,787,673
Marriott International, Inc., Class A	†	263,850	7,189,913
P.F. Chang’s China Bistro, Inc.	*†	95,000	3,601,450
Panera Bread Co., Class A	*†	86,500	5,792,905
Yum! Brands, Inc.		330,000	11,540,100
			42,179,773

Household Durables—0.5%
Lennar Corp., Class A		390,600	4,987,962

Household Products—0.4%
Church & Dwight Co., Inc.	†	66,500	4,019,925

Independent Power Producers & Energy Traders—0.6%
Calpine Corp.	*	518,000	5,698,000

Industrial Conglomerates—0.9%
Koninklijke Philips Electronics NV NYRS (Netherlands)	†	315,000	9,273,600

Insurance—8.9%
Aflac, Inc.		152,500	7,053,125
Allied World Assurance Co. Holdings Ltd. (Bermuda)		84,200	3,879,094
AON Corp.		230,100	8,822,034
Assured Guaranty Ltd. (Bermuda)	†	586,600	12,764,416
Berkshire Hathaway, Inc., Class A	*	71	7,043,200
eHealth, Inc.	*†	28,600	469,898
Fairfax Financial Holdings Ltd. (Canada)	†	47,000	18,328,120
Genworth Financial, Inc., Class A	*	389,700	4,423,095
Nipponkoa Insurance Co. Ltd. (Japan)		1,260,000	7,173,860
Prudential Financial, Inc.		101,800	5,065,568
RenaissanceRe Holdings Ltd. (Bermuda)		129,800	6,898,870
Syncora Holdings Ltd. (Bermuda)	*†	626,661	238,131
Validus Holdings Ltd. (Bermuda)		115,945	3,123,559
XL Capital Ltd., Class A (Bermuda)		236,600	4,336,878
			89,619,848

Internet & Catalog Retail—1.4%
Expedia, Inc.	*	159,500	4,100,745
Liberty Media Corp.— Interactive, Series A	*	671,275	7,276,621
priceline.com, Inc.	*	13,700	2,993,450
			14,370,816

Internet Software & Services—2.1%
Constant Contact, Inc.	*	128,800	2,060,800
DealerTrack Holdings, Inc.	*†	185,700	3,489,303
Digital River, Inc.	*†	70,300	1,897,397
eBay, Inc.	*	296,600	6,981,964
Rackspace Hosting, Inc.	*†	236,400	4,928,940
SkillSoft plc ADR	*	129,100	1,352,968
			20,711,372

IT Services—5.6%
Alliance Data Systems Corp.	*†	77,100	4,979,889
Amdocs Ltd. (Guernsey, Channel Islands)	*	307,400	8,770,122

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Aggressive
Opportunities Fund

		Shares	Value

COMMON STOCKS—(Continued)
Cognizant Technology Solutions Corp., Class A	*	45,200	$2,047,560
Euronet Worldwide, Inc.	*†	156,450	3,434,077
Global Payments, Inc.		253,900	13,675,054
NeuStar, Inc., Class A	*	413,200	9,520,128
Paychex, Inc.	†	176,100	5,395,704
RightNow Technologies, Inc.	*	286,700	4,979,979
Western Union Co. (The)		178,500	3,364,725
			56,167,238

Leisure Equipment & Products—0.5%
Hasbro, Inc.	†	86,600	2,776,396
Pool Corp.	†	102,800	1,961,424
			4,737,820

Life Sciences Tools & Services—0.4%
Illumina, Inc.	*†	114,800	3,518,620

Machinery—1.9%
Actuant Corp., Class A	†	280,200	5,192,106
Colfax Corp.	*	80,800	972,832
Kennametal, Inc.		200,100	5,186,592
PACCAR, Inc.	†	40,700	1,476,189
Parker Hannifin Corp.		55,900	3,011,892
Snap-On, Inc.	†	74,300	3,139,918
			18,979,529

Media—5.4%
DIRECTV, Class A	*†	614,000	20,476,900
Discovery Communications, Inc., Series C	*	237,200	6,290,544
Lamar Advertising Co., Class A	*†	105,900	3,292,431
National CineMedia, Inc.		138,700	2,298,259
Virgin Media, Inc.	†	466,100	7,844,463
Walt Disney Co. (The)		443,000	14,286,750
			54,489,347

Metals & Mining—0.4%
United States Steel Corp.	†	78,000	4,299,360

Oil, Gas & Consumable Fuels—3.6%
Bill Barrett Corp.	*	90,600	2,818,566
Chesapeake Energy Corp.	†	732,600	18,959,688
Concho Resources, Inc.	*	49,000	2,200,100
Denbury Resources, Inc.	*†	265,900	3,935,320
Range Resources Corp.	†	77,700	3,873,345
Ultra Petroleum Corp.	*	97,800	4,876,308
			36,663,327

Personal Products—0.4%
Herbalife Ltd. (Cayman Islands)		107,300	4,353,161

Pharmaceuticals—0.5%
Shire plc ADR (Ireland)	†	71,800	4,214,660
XenoPort, Inc.	*	54,769	1,016,513
			5,231,173

Professional Services—1.5%
Administaff, Inc.		31,370	740,018
Advisory Board Co. (The)	*	67,700	2,075,682
Dun & Bradstreet Corp.		42,400	3,577,288
Huron Consulting Group, Inc.	*	49,300	1,135,872
Korn/Ferry International	*†	298,300	4,921,950
Resources Connection, Inc.	*	119,800	2,542,156
School Specialty, Inc.	*†	24,226	566,646
			15,559,612

Real Estate Investment Trusts (REITs)—0.3%
Pennymac Mortgage Investment Trust REIT	*	186,100	$3,197,198

Road & Rail—0.5%
Norfolk Southern Corp.		103,200	5,409,744

Semiconductors & Semiconductor Equipment—5.1%
Altera Corp.		149,700	3,387,711
Analog Devices, Inc.		189,100	5,971,778
ASML Holding NV NYRS (Netherlands)	†	194,300	6,623,687
Broadcom Corp., Class A	*	166,400	5,233,280
FEI Co.	*	144,300	3,370,848
Intersil Corp., Class A	†	165,100	2,532,634
KLA-Tencor Corp.		76,100	2,751,776
Linear Technology Corp.	†	59,900	1,829,346
Micron Technology, Inc.	*†	722,100	7,625,376
National Semiconductor Corp.	†	295,400	4,537,344
PMC-Sierra, Inc.	*†	225,500	1,952,830
Semtech Corp.	*	118,400	2,013,984
Silicon Laboratories, Inc.	*†	83,900	4,055,726
			51,886,320

Software—5.0%
Adobe Systems, Inc.	*	117,500	4,321,650
Ariba, Inc.	*†	101,600	1,272,032
Blackboard, Inc.	*†	66,300	3,009,357
Concur Technologies, Inc.	*†	36,500	1,560,375
EPIQ Systems, Inc.	*†	195,200	2,730,848
Factset Research Systems, Inc.		121,115	7,977,845
MICROS Systems, Inc.	*†	146,900	4,558,307
Red Hat, Inc.	*	273,100	8,438,790
Rosetta Stone, Inc.	*	76,895	1,380,265
Rovi Corp.	*	108,600	3,461,082
Salesforce.com, Inc.	*†	19,500	1,438,515
Take-Two Interactive Software, Inc.	*†	513,700	5,162,685
Taleo Corp., Class A	*	177,700	4,179,504
Ultimate Software Group, Inc.	*†	42,900	1,259,973
			50,751,228

Specialty Retail—1.5%
A.C. Moore Arts & Crafts, Inc.	*	96,500	283,710
AnnTaylor Stores Corp.	*†	196,700	2,682,988
J. Crew Group, Inc.	*†	48,400	2,165,416
O’Reilly Automotive, Inc.	*	133,100	5,073,772
Tiffany & Co.		71,600	3,078,800
Zumiez, Inc.	*†	151,500	1,927,080
			15,211,766

Thrifts & Mortgage Finance—0.4%
New York Community Bancorp, Inc.		200,500	2,909,255
Radian Group, Inc.	†	199,000	1,454,690
			4,363,945

Trading Companies & Distributors—0.5%
Fastenal Co.	†	67,100	2,794,044
Interline Brands, Inc.	*	134,600	2,324,542
			5,118,586

Wireless Telecommunication Services—3.2%
American Tower Corp., Class A	*	242,400	10,474,104
NII Holdings, Inc.	*	266,945	8,964,013
SBA Communications Corp., Class A	*†	297,800	10,172,848

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Aggressive
Opportunities Fund

		Shares	Value

COMMON STOCKS—(Continued)
Sprint Nextel Corp.	*	586,400	$2,146,224
			31,757,189

TOTAL COMMON STOCKS
(Cost $795,926,059)			954,240,273

WARRANTS—0.0%

Diversified Telecommunication Services—0.0%
Iridium Communications, Inc., Expires 02/14/2013, Strike $7.00	*
(Cost $—)		59,700	173,727

CASH EQUIVALENTS—29.4%

Institutional Money Market Funds—29.4%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class		56,682,181	56,682,181
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class	††	49,937,656	49,937,656
Fidelity Institutional Money Market: Prime Money Market Portfolio— Institutional Class	††	53,000,000	53,000,000
Short-Term Investments Trust Liquid Assets Portfolio	††	40,000,000	40,000,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class	††	48,779,682	48,779,682
Wells Fargo Advantage Heritage Money Market Fund—Select Class	††	49,000,000	49,000,000

TOTAL CASH EQUIVALENTS
(Cost $297,399,519)			297,399,519

TOTAL INVESTMENTS—123.9%
(Cost $1,093,325,578)			1,251,813,519
Other assets less liabilities—(23.9%)			(241,715,253)

NET ASSETS—100.0%			$1,010,098,266

Notes to the Schedule of Investments:
ADR	American Depositary Receipt
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
††	Represents reinvestment of collateral received in conjunction with securities lending.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint
Discovery Fund

		Shares	Value

COMMON STOCKS—44.6%

Aerospace & Defense—0.7%
Cubic Corp.		14,200	$529,660
GeoEye, Inc.	*†	27,100	755,548
			1,285,208

Biotechnology—1.6%
Acadia Pharmaceuticals, Inc.	*	128,500	169,620
Arena Pharmaceuticals, Inc.	*†	172,258	611,516
Incyte Corp. Ltd.	*†	95,600	870,916
Rigel Pharmaceuticals, Inc.	*†	116,700	1,109,817
			2,761,869

Building Products—0.4%
Ameron International Corp.	†	11,300	717,098

Capital Markets—2.3%
Artio Global Investors, Inc.	*	27,300	695,877
Cowen Group, Inc., Class A	*	114,700	679,024
Duff & Phelps Corp., Class A		40,200	734,052
Gluskin Sheff + Associates, Inc. (Canada)		27,200	534,455
Prospect Capital Corp.	†	62,400	736,944
Uranium Participation Corp. (Canada)	*	104,700	660,726
			4,041,078

Commercial Banks—1.2%
First Busey Corp.	†	65,997	256,728
Hudson Valley Holding Corp.		26,280	648,065
MB Financial, Inc.	†	23,200	457,504
Old National Bancorp/Indiana	†	57,000	708,510
			2,070,807

Communications Equipment—2.5%
Arris Group, Inc.	*	55,000	628,650
Brocade Communications Systems, Inc.	*	59,200	451,696
Comverse Technology, Inc.	*	89,000	841,050
Emulex Corp.	*	72,200	786,980
NETGEAR, Inc.	*†	32,800	711,432
Parkervision, Inc.	*†	168,713	308,745
SeaChange International, Inc.	*†	95,443	627,060
			4,355,613

Computers & Peripherals—0.9%
Imation Corp.	*†	98,100	855,432
Novatel Wireless, Inc.	*†	96,900	772,293
			1,627,725

Construction & Engineering—1.2%
EMCOR Group, Inc.	*	26,500	712,850
Great Lakes Dredge & Dock Corp.		96,400	624,672
Michael Baker Corp.	*	18,000	745,200
			2,082,722

Consumer Finance—0.7%
Dollar Financial Corp.	*†	30,300	716,898
World Acceptance Corp.	*†	16,550	592,986
			1,309,884

Containers & Packaging—0.4%
AptarGroup, Inc.	†	19,500	696,930

Diversified Consumer Services—0.8%
Lincoln Educational Services Corp.	*†	34,700	$751,949
Regis Corp.	†	43,700	680,409
			1,432,358

Diversified Telecommunication Services—0.5%
Neutral Tandem, Inc.	*†	38,800	882,700

Electric Utilities—1.3%
Portland General Electric Co.	†	37,300	761,293
Unisource Energy Corp.		24,200	778,998
Westar Energy, Inc.		34,000	738,480
			2,278,771

Electronic Equipment, Instruments & Components—1.8%
OSI Systems, Inc.	*	41,900	1,143,032
Park Electrochemical Corp.		26,200	724,168
Trimble Navigation Ltd.	*	25,800	650,160
TTM Technologies, Inc.	*†	62,100	716,013
			3,233,373

Energy Equipment & Services—0.4%
Cal Dive International, Inc.	*	91,500	691,740

Food Products—2.0%
Cosan SA Industria e Comercio (Brazil)	*	59,500	874,900
Flowers Foods, Inc.	†	33,700	800,712
Kulim Malaysia BHD (Malaysia)		273,400	601,255
Lance, Inc.		27,100	712,730
Viterra, Inc. (Canada)	*	68,000	641,736
			3,631,333

Health Care Equipment & Supplies—0.8%
ICU Medical, Inc.	*	19,200	699,648
Quidel Corp.	*†	53,300	734,474
			1,434,122

Health Care Providers & Services—2.4%
Amsurg Corp.	*	39,200	863,184
Centene Corp.	*	36,500	772,705
LHC Group, Inc.	*†	21,800	732,698
Mednax, Inc.	*†	12,300	739,353
Odyssey HealthCare, Inc.	*	34,600	539,068
Res-Care, Inc.	*	58,300	652,960
			4,299,968

Industrial Conglomerates—0.3%
Carlisle Cos., Inc.		17,500	599,550

Insurance—0.5%
Platinum Underwriters Holdings Ltd. (Bermuda)		21,900	838,551

Internet & Catalog Retail—0.3%
Shutterfly, Inc.	*†	33,500	596,635

Internet Software & Services—0.9%
Akamai Technologies, Inc.	*	29,400	744,702
Knot, Inc. (The)	*†	89,400	900,258
			1,644,960

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint
Discovery Fund

		Shares	Value

COMMON STOCKS—(Continued)

IT Services—1.4%
Integral Systems, Inc.	*†	60,300	$522,198
Mantech International Corp., Class A	*	13,700	661,436
MAXIMUS, Inc.	†	12,700	635,000
SRA International, Inc., Class A	*	30,600	584,460
			2,403,094

Machinery—1.0%
Crane Co.		18,900	578,718
Force Protection, Inc.	*	91,900	478,799
Terex Corp.	*	34,900	691,369
			1,748,886

Marine—0.4%
Kirby Corp.	*†	20,000	696,600

Metals & Mining—2.9%
Allied Nevada Gold Corp.	*†	55,300	833,924
AMCOL International Corp.		17,900	508,718
Carpenter Technology Corp.		26,100	703,395
Gammon Gold, Inc. (Canada)	*	61,500	677,115
Jaguar Mining, Inc.	*†	59,400	664,686
New Gold, Inc. (Canada)	*	204,600	744,744
Silvercorp Metals, Inc. (Canada)		71,600	477,174
Universal Stainless & Alloy Products, Inc.	*	32,700	616,722
			5,226,478

Multiline Retail—0.3%
Retail Ventures, Inc.	*	65,185	579,495

Office Electronics—0.3%
Zebra Technologies Corp., Class A	*	18,400	521,824

Oil, Gas & Consumable Fuels—2.9%
BPZ Resources, Inc.	*†	91,100	865,450
Clayton Williams Energy, Inc.	*	8,419	295,002
Northern Oil And Gas, Inc.	*	64,500	763,680
Oilsands Quest, Inc. (Canada)	*†	695,100	799,365
Rentech, Inc.	*†	399,800	491,754
Rosetta Resources, Inc.	*	35,100	699,543
Swift Energy Co.	*†	28,900	692,444
W&T Offshore, Inc.	†	51,100	597,870
			5,205,108

Personal Products—0.4%
NBTY, Inc.	*	16,500	718,410

Pharmaceuticals—1.2%
Inspire Pharmaceuticals, Inc.	*†	77,000	425,040
King Pharmaceuticals, Inc.	*	63,600	780,372
Medicines Co. (The)	*†	107,900	899,886
			2,105,298

Professional Services—0.5%
CRA International, Inc.	*†	31,300	834,145

Real Estate Investment Trusts (REITs)—2.0%
Anworth Mortgage Asset Corp. REIT	†	90,700	$634,900
Capstead Mortgage Corp. REIT		53,500	730,275
Cogdell Spencer, Inc. REIT		101,345	573,613
CreXus Investment Corp. REIT	*	23,600	329,456
Investors Real Estate Trust REIT	†	75,800	682,200
MFA Financial, Inc. REIT		92,100	676,935
			3,627,379

Real Estate Management & Development—1.0%
Brasil Brokers Participacoes SA (Brazil)		195,300	726,906
General Shopping Brasil SA (Brazil)	*	83,100	408,102
Grubb & Ellis Co.	*†	433,700	555,136
			1,690,144

Semiconductors & Semiconductor Equipment—0.2%
DSP Group, Inc.	*	75,700	426,191

Software—0.9%
Ariba, Inc.	*†	55,400	693,608
JDA Software Group, Inc.	*	34,100	868,527
			1,562,135

Specialty Retail—1.7%
Cato Corp. (The), Class A		34,500	692,070
DSW, Inc., Class A	*	29,600	766,048
Hot Topic, Inc.	*†	139,800	889,128
OfficeMax, Inc.	*†	57,510	729,802
			3,077,048

Textiles, Apparel & Luxury Goods—0.4%
Carter’s, Inc.	*	28,800	756,000

Thrifts & Mortgage Finance—0.5%
First Financial Holdings, Inc.	†	21,909	284,598
Flushing Financial Corp.	†	59,400	668,844
			953,442

Trading Companies & Distributors—1.9%
Applied Industrial Technologies, Inc.	†	37,200	821,004
H&E Equipment Services, Inc.	*†	58,200	610,518
RSC Holdings, Inc.	*†	83,200	585,728
TAL International Group, Inc.	†	48,953	647,648
Textainer Group Holdings Ltd. (Bermuda)		41,900	708,110
			3,373,008

Water Utilities—0.4%
Companhia de Saneamento de Minas Gerais—Copasa MG (Brazil)		39,200	748,650

Wireless Telecommunication Services—0.4%
Leap Wireless International, Inc.	*	41,800	733,590

TOTAL COMMON STOCKS
(Cost $62,738,987)			79,499,920

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint
Discovery Fund

		Shares	Value

CONVERTIBLE PREFERRED STOCKS—0.6%

Leisure Equipment & Products—0.4%
Callaway Golf Co., Perpetual, Series B 7.500%	ˆ	5,700	$702,525

Real Estate Management & Development—0.2%
Grubb & Ellis Co. 12.000%	*‡	3,500	331,380

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $916,930)			1,033,905

WARRANTS—0.1%

Oil, Gas & Consumable Fuels—0.1%
Oilsands Quest, Inc., Expires 05/12/2011, Strike $1.10	*
(Cost $—)		163,100	69,317

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—18.3%

Aerospace & Defense—0.3%
Boeing Co. (The)
1.875%	11/20/2012		$450,000	445,296

Beverages—0.4%
Bottling Group LLC
6.950%	03/15/2014		250,000	287,917
Dr. Pepper Snapple Group, Inc.
1.700%	12/21/2011		380,000	379,801
				667,718

Capital Markets—1.3%
Bank of New York Mellon Corp. (The)
4.300%	05/15/2014		430,000	453,009
Goldman Sachs Group, Inc. (The) MTN
6.000%	05/01/2014		301,000	329,539
3.625%	08/01/2012		200,000	206,187
Macquarie Bank Ltd. (Australia)
2.600%	01/20/2012	ˆ	300,000	306,467
Morgan Stanley
6.000%	05/13/2014		200,000	215,247
4.200%	11/20/2014		250,000	250,448
Morgan Stanley, Series F MTN
2.373%	05/14/2010	#	200,000	201,456
TD Ameritrade Holding Corp.
4.150%	12/01/2014		410,000	404,674
				2,367,027

Chemicals—0.6%
Dow Chemical Co. (The)
4.850%	08/15/2012		900,000	946,446
Praxair, Inc.
1.750%	11/15/2012		200,000	198,204
				1,144,650

Commercial Banks—1.4%
BB&T Corp., Series A MTN
3.375%	09/25/2013		200,000	201,751
Commonwealth Bank of Australia (Australia)
2.400%	01/12/2012	ˆ	300,000	307,745
National Australia Bank Ltd. (Australia)
2.550%	01/13/2012	ˆ	300,000	304,610

Coupon Rate	Maturity Date		Face	Value
US Bancorp
4.200%	05/15/2014		$500,000	$519,537
US Bancorp MTN
0.678%	05/06/2010	#	400,000	400,653
Wells Fargo & Co.
5.300%	08/26/2011		430,000	455,585
Wells Fargo & Co., Series I MTN
3.750%	10/01/2014		240,000	239,550
				2,429,431

Communications Equipment—0.2%
Cisco Systems, Inc.
5.250%	02/22/2011		400,000	419,847

Computers & Peripherals—0.9%
Hewlett-Packard Co.
4.250%	02/24/2012		150,000	157,421
2.250%	05/27/2011		300,000	304,365
International Business Machines Corp.
4.950%	03/22/2011		400,000	417,722
2.100%	05/06/2013		730,000	729,124
				1,608,632

Consumer Finance—0.6%
American Express Credit Corp.
5.125%	08/25/2014	†	300,000	316,446
Caterpillar Financial Services Corp. MTN
5.750%	02/15/2012	†	275,000	296,982
John Deere Capital Corp., Series D MTN
0.984%	01/18/2011	#	430,000	432,751
				1,046,179

Diversified Consumer Services—0.1%
Yale University, Series B MTN
2.900%	10/15/2014		200,000	199,482

Diversified Financial Services—1.4%
Bank of America Corp.
4.375%	12/01/2010		430,000	444,013
BP Capital Markets plc (United Kingdom)
5.250%	11/07/2013		250,000	272,545
3.625%	05/08/2014		400,000	409,611
CME Group, Inc.
5.400%	08/01/2013		200,000	216,019
Equifax, Inc.
4.450%	12/01/2014		80,000	80,489
General Electric Capital Corp.
5.900%	05/13/2014		260,000	281,349
General Electric Capital Corp., Series A
3.750%	11/14/2014		390,000	389,748
JPMorgan Chase & Co.
6.750%	02/01/2011		430,000	453,704
				2,547,478

Diversified Telecommunication Services—1.4%
BellSouth Corp.
4.750%	11/15/2012		600,000	641,112
Cellco Partnership/Verizon Wireless Capital LLC
5.550%	02/01/2014		100,000	108,627
3.750%	05/20/2011		300,000	309,454
Deutsche Telekom International Finance BV (Netherlands)
5.375%	03/23/2011		400,000	417,221
Telstra Corp. Ltd. MTN (Australia)
6.375%	06/29/2011	EUR 420,000		638,271

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint
Discovery Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Verizon Global Funding Corp.
7.250%	12/01/2010		$400,000	$422,804
				2,537,489

Electric Utilities—2.0%
Alabama Power Co., Series HH
5.100%	02/01/2011		265,000	274,873
American Electric Power Co., Inc., Series C
5.375%	03/15/2010		400,000	403,651
Commonwealth Edison Co., Series 105
5.400%	12/15/2011		500,000	534,467
Consumers Energy Co., Series D
5.375%	04/15/2013		275,000	295,500
Duke Energy Carolinas LLC
6.250%	01/15/2012		400,000	432,657
FPL Group Capital, Inc.
5.625%	09/01/2011		280,000	297,962
Midamerican Energy Holdings Co.
3.150%	07/15/2012		300,000	305,775
Pacific Gas & Electric Co.
4.200%	03/01/2011		500,000	516,110
1.206%	06/10/2010	#	400,000	401,652
				3,462,647

Electronic Equipment, Instruments & Components—0.1%
Thermo Fisher Scientific, Inc.
2.150%	12/28/2012	ˆ	220,000	217,118

Food & Staples Retailing—0.2%
Safeway, Inc.
5.800%	08/15/2012		350,000	378,246

Food Products—0.8%
Campbell Soup Co.
6.750%	02/15/2011		485,000	516,172
Kellogg Co., Series B
6.600%	04/01/2011		400,000	426,719
Unilever Capital Corp.
7.125%	11/01/2010		410,000	432,265
				1,375,156

Health Care Providers & Services—0.4%
Express Scripts, Inc.
5.250%	06/15/2012		350,000	372,124
UnitedHealth Group, Inc.
5.250%	03/15/2011		300,000	310,952
				683,076

Hotels, Restaurants & Leisure—0.2%
McDonald’s Corp., Series G MTN
5.750%	03/01/2012		400,000	431,402

Household Durables—0.2%
Fortune Brands, Inc.
3.000%	06/01/2012		420,000	416,506

Household Products—0.1%
Procter & Gamble Co. (The)
3.500%	02/15/2015		100,000	102,421

Industrial Conglomerates—0.3%
3M Co., Series E MTN
4.500%	11/01/2011		450,000	476,591

Insurance—1.1%
Allstate Corp. (The)
6.200%	05/16/2014		$300,000	$332,093
Berkshire Hathaway Finance Corp.
4.200%	12/15/2010		400,000	414,209
4.000%	04/15/2012		150,000	157,281
Metropolitan Life Global Funding I
1.001%	06/25/2010	#ˆ	250,000	250,348
New York Life Global Funding
0.379%	06/16/2011	#ˆ	500,000	497,523
Prudential Financial, Inc., Series D MTN
3.625%	09/17/2012		355,000	360,482
				2,011,936

Life Sciences Tools & Services—0.2%
Howard Hughes Medical Institute
3.450%	09/01/2014		400,000	405,749

Machinery—0.2%
Ingersoll-Rand Global Holding Co. Ltd. (Bermuda)
1.773%	08/13/2010	#	300,000	299,755

Media—0.5%
Comcast Corp.
5.450%	11/15/2010		720,000	744,263
Viacom, Inc.
4.375%	09/15/2014		200,000	206,470
				950,733

Multiline Retail—0.2%
Costco Wholesale Corp.
5.300%	03/15/2012		300,000	323,798

Oil, Gas & Consumable Fuels—1.1%
Chevron Corp.
3.450%	03/03/2012		600,000	623,916
ConocoPhillips
8.750%	05/25/2010		400,000	413,368
4.750%	02/01/2014		200,000	214,937
Shell International Finance BV (Netherlands)
5.625%	06/27/2011		600,000	639,321
				1,891,542

Paper & Forest Products—0.1%
Weyerhaeuser Co.
6.750%	03/15/2012		210,000	222,603

Pharmaceuticals—1.1%
Abbott Laboratories
5.600%	05/15/2011		400,000	424,393
Eli Lilly & Co.
3.550%	03/06/2012		100,000	104,123
Merck & Co., Inc.
1.875%	06/30/2011		600,000	605,875
Novartis Capital Corp.
4.125%	02/10/2014		100,000	105,217
Wyeth
6.950%	03/15/2011		700,000	748,000
				1,987,608

Software—0.6%
Microsoft Corp.
2.950%	06/01/2014		500,000	505,875
Oracle Corp.
5.000%	01/15/2011		510,000	530,485
				1,036,360

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint
Discovery Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)

Wireless Telecommunication Services—0.3%
Vodafone Group plc (United Kingdom)
7.750%	02/15/2010		$500,000	$503,834

TOTAL CORPORATE OBLIGATIONS
(Cost $31,779,909)				32,590,310

U.S. GOVERNMENT AGENCY OBLIGATIONS—11.9%

U.S. Government Agency Obligations—10.6%
Federal Farm Credit Bank
0.185%	12/08/2011	#	1,500,000	1,498,921
Federal Home Loan Bank
5.375%	08/19/2011	‡‡	3,000,000	3,203,628
2.250%	04/13/2012	†	1,500,000	1,527,905
1.625%	09/26/2012	†	1,500,000	1,494,949
Federal Home Loan Mortgage Corp.
2.875%	06/28/2010		210,000	212,705
Federal Home Loan Mortgage Corp. Discount Note
0.462%	06/01/2010		1,000,000	999,424
Federal National Mortgage Association
1.875%	04/20/2012		1,000,000	1,010,980
1.500%	09/16/2010		4,500,000	4,517,834
1.375%	04/28/2011		3,000,000	3,023,046
1.000%	11/23/2011		1,500,000	1,497,201
				18,986,593

U.S. Government Backed Corporate Obligations—1.3%
Bank of America NA MTN
1.700%	12/23/2010	†	600,000	605,576
Wells Fargo & Co.
3.000%	12/09/2011	†	1,250,000	1,291,065
Western Corporate Federal Credit Union
1.750%	11/02/2012		350,000	348,667
				2,245,308

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $21,068,057)				21,231,901

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES—4.9%

U.S. Government Agency Mortgage-Backed Securities—4.9%
Federal Home Loan Mortgage Corp.
6.000%	11/01/2022	‡‡	407,307	435,745
Federal Home Loan Mortgage Corp. REMICS
5.000%	06/15/2024		151,149	152,083
Federal National Mortgage Association
6.000%	09/01/2037		742,143	788,411
Government National Mortgage Association
6.500%	10/20/2037- 07/20/2038	‡‡	1,652,239	1,762,740
6.500%	12/20/2038		1,238,717	1,321,461
6.000%	07/20/2038	‡‡	2,265,623	2,402,529
4.500%	04/20/2024- 08/20/2035		1,773,289	1,839,619

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $8,513,560)				8,702,588

U.S. TREASURY OBLIGATIONS—6.7%

U.S. Treasury Bills—4.5%
U.S. Treasury Bill
0.386%	09/23/2010	†	$5,000,000	$4,988,285
0.170%	06/10/2010		3,000,000	2,997,750
				7,986,035

U.S. Treasury Cash Management Bills—1.1%
U.S. Treasury Cash Management Bill
0.162%	07/15/2010	†	2,000,000	1,997,952

U.S. Treasury Notes—1.1%
U.S. Treasury Note
1.125%	06/30/2011		1,000,000	1,004,376
1.000%	07/31/2011	†	1,000,000	1,001,836

				2,006,212

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $11,980,062)				11,990,199

MUNICIPAL OBLIGATIONS—0.7%
California General Obligation Bonds (California)
4.850%	10/01/2014		500,000	494,140
Citizens Property Insurance Corp. Revenue Bonds, Series 2007 A (Florida)
5.000%	03/01/2013		150,000	156,199
Citizens Property Insurance Corp. Revenue Bonds, Series 2009 A-1 (Florida)
5.000%	06/01/2012		600,000	626,892

TOTAL MUNICIPAL OBLIGATIONS
(Cost $1,264,724)				1,277,231

SOVEREIGN DEBT OBLIGATIONS—0.2%

Government Issued—0.2%
Caisse d’Amortissement de la Dette Sociale MTN (France)
4.250%	11/08/2010
(Cost $403,506)			400,000	411,414

ASSET BACKED SECURITIES—3.1%

Automobile—3.1%
Ally Auto Receivables Trust
Series 2009-A, Class A2
1.320%	03/15/2012	ˆ	440,000	441,024
Bank of America Auto Trust
Series 2009-2A, Class A2
1.160%	02/15/2012	ˆ	470,000	471,219
Bank of America Auto Trust
Series 2009-1A, Class A2
1.700%	12/15/2011	ˆ	500,000	502,629
BMW Vehicle Lease Trust
Series 2009-1, Class A1
0.792%	06/15/2010		328	328
BMW Vehicle Lease Trust
Series 2009-1, Class A2
2.040%	04/15/2011		1,000,000	1,005,509
Ford Credit Auto Lease Trust
Series 2009-A, Class A2
2.600%	05/15/2011	ˆ	450,000	453,323

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint
Discovery Fund

Coupon Rate	Maturity Date		Face	Value

ASSET BACKED SECURITIES—(Continued)
Ford Credit Auto Lease Trust
Series 2009-A, Class A1
1.237%	06/15/2010	ˆ	$98,565	$98,644
Ford Credit Auto Owner Trust
Series 2009-D, Class A1
0.357%	09/15/2010	ˆ	421,033	421,140
Ford Credit Auto Owner Trust
Series 2009-D, Class A2
1.210%	01/15/2012		330,000	330,966
Honda Auto Receivables Owner Trust
Series 2009-2, Class A2
2.220%	08/15/2011		500,000	503,443
Nissan Auto Lease Trust
Series 2009-B, Class A2
1.220%	09/15/2011		410,000	410,653
Nissan Auto Lease Trust
Series 2009-A, Class A2
2.010%	04/15/2011		510,000	513,126
Volkswagen Auto Lease Trust
Series 2009-A, Class A2
2.870%	07/15/2011		361,849	365,077

TOTAL ASSET BACKED SECURITIES
(Cost $5,493,906)				5,517,081

NON-GOVERNMENT MORTGAGE-BACKED SECURITIES—1.3%

Mortgage Backed—1.3%
Harborview Mortgage Loan Trust
Series 2005-14, Class 3A1A
5.315%	12/19/2035	#	1,127,649	849,866
Thornburg Mortgage Securities Trust
Series 2004-1, Class II2A
3.133%	03/25/2044	#	1,290,132	1,123,219
WaMu Mortgage Pass Through Certificates
Series 2006-AR12, Class 1A1
6.038%	10/25/2036	#	355,768	290,648

TOTAL NON-GOVERNMENT MORTGAGE-BACKED SECURITIES
(Cost $2,697,891)				2,263,733

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS—0.5%

Non-U.S. Government Agency Obligations—0.5%
Export Development Canada (Canada)
3.750%	07/15/2011	†	475,000	493,454
Kreditanstalt fuer Wiederaufbau (Germany)
3.750%	06/27/2011		400,000	415,513

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $873,331)				908,967

COMMERCIAL PAPER—0.5%

Diversified Financial Services—0.5%
ENI Finance USA, Inc.
0.150%	01/26/2010	ˆ
(Cost $799,917)			$800,000	$799,912

			Shares	Value

CASH EQUIVALENTS—21.4%

Institutional Money Market Funds—21.4%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class			8,521,817	8,521,817
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class		††	4,486,035	4,486,035
Fidelity Institutional Money Market: Prime Money Market Portfolio— Institutional Class		††	6,300,000	6,300,000
Short-Term Investments Trust Liquid Assets Portfolio		††	6,300,000	6,300,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class		††	6,284,179	6,284,179
Wells Fargo Advantage Heritage Money Market Fund—Select Class		††	6,300,000	6,300,000

TOTAL CASH EQUIVALENTS
(Cost $38,192,031)				$38,192,031

TOTAL INVESTMENTS—114.8%
(Cost $186,722,811)				$204,488,509
Other assets less liabilities—(14.8%)				(26,314,245)

NET ASSETS—100.0%				$178,174,264

Notes to the Schedule of Investments:
EUR	European Monetary Unit
MTN	Medium Term Note
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduits
†	Denotes all or a portion of the security on loan.
*	Non-income producing.
ˆ
Securities are not registered under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, generally to qualified institutional buyers under Securities Act Rule 144A. 144A securities amounted to $5,774,227, which represents 2.8% of Total Investments.

‡	Security valued at fair value as determined by policies approved by the Board of Directors.
#	Rate is subject to change. Rate shown reflects current rate.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint
International Fund

		Shares	Value

COMMON STOCKS—96.6%

Australia—4.9%
Australia & New Zealand Banking Group Ltd.	†	44,900	$914,994
BHP Billiton Ltd.		61,375	2,348,623
Boart Longyear Group	*	3,126,600	987,710
Commonwealth Bank of Australia		20,874	1,019,110
Incitec Pivot Ltd.		116,269	367,774
IOOF Holdings Ltd.		466,500	2,522,252
JB Hi-Fi Ltd.	†	197,409	3,984,981
Kagara Ltd.	*	1,026,724	958,476
Minara Resources Ltd.	*†	1,130,552	819,385
National Australia Bank Ltd.		50,024	1,220,792
QBE Insurance Group Ltd.		365,701	8,345,431
Rio Tinto Ltd.	†	13,900	927,893
SMS Management & Technology Ltd.		177,500	890,204
Telstra Corp. Ltd.		3,513,485	10,801,795
Wesfarmers Ltd.		335,246	9,371,771
Woodside Petroleum Ltd.	†	97,909	4,129,037
			49,610,228

Belgium—0.9%
Anheuser-Busch InBev NV		34,840	1,803,569
Colruyt SA		14,200	3,425,800
Delhaize Group SA		10,132	775,091
KBC Groep NV	*	18,800	807,746
Nyrstar	*	79,922	950,512
Sofina SA	†	8,887	864,012
Umicore		18,337	611,698
			9,238,428

Bermuda—0.3%
Catlin Group Ltd.		573,312	3,139,227

Brazil—1.2%
Cia de Concessoes Rodoviarias		59,300	1,358,689
CPFL Energia SA ADR		16,900	1,044,082
Investimentos Itau SA		123,600	841,275
Petroleo Brasileiro SA ADR		142,336	6,033,623
Redecard SA		111,400	1,855,600
Vale SA ADR		30,200	749,564
			11,882,833

Canada—4.0%
Alimentation Couche Tard, Inc., Class B		43,400	863,975
Bank of Montreal		17,500	934,527
BCE, Inc.		137,500	3,812,688
Canadian Pacific Railway Ltd.	†	72,262	3,902,148
Delphi Energy Corp.	*	529,100	865,096
First Quantum Minerals Ltd.		12,500	959,268
George Weston Ltd.		69,000	4,415,050
Grande Cache Coal Corp.	*	128,800	660,102
IAMGOLD Corp.		64,000	1,010,317
Laurentian Bank of Canada		23,900	976,933
Loblaw Cos. Ltd.		23,500	761,275
Lundin Mining Corp.	*	875,900	3,601,253
Metro, Inc., Class A		29,700	1,113,768
Royal Bank of Canada		107,400	5,791,806
Sherritt International Corp.		118,100	741,901
Suncor Energy, Inc.		48,900	1,739,799
Teck Resources Ltd., Class B	*	167,100	5,882,891
Uni-Select, Inc.		48,400	1,429,532
Western Coal Corp.	*	309,100	963,490
			40,425,819

Chile—0.2%
Enersis SA ADR		73,700	$1,684,782

China—1.4%
China Construction Bank Corp., Class H		4,999,317	4,270,147
China Life Insurance Co. Ltd., Class H	†	604,500	2,957,984
China Merchants Bank Co. Ltd., Class H	†	159,100	413,963
China Shipping Development Co. Ltd., Class H		570,000	847,718
China Yurun Food Group Ltd.		540,000	1,602,450
Evergrande Real Estate Group	*†	1,719,600	951,464
Industrial & Commercial Bank of China, Class H		3,328,000	2,740,819
			13,784,545

Colombia—0.1%
BanColombia SA ADR		24,800	1,128,648

Czech Republic—0.2%
CEZ AS		18,267	857,697
Komercni Banka AS		5,393	1,155,601
			2,013,298

Denmark—0.7%
Carlsberg A/S, Class B		3,062	225,408
Danske Bank A/S	*	123,515	2,772,838
NKT Holding A/S	*	14,252	793,501
Novo Nordisk A/S, Class B		51,600	3,294,233
			7,085,980

Egypt—0.2%
Orascom Telecom Holdings S.A.E., Reg S GDR	*	26,700	611,427
Telecom Egypt		327,951	1,078,496
			1,689,923

Finland—0.6%
Huhtamaki Oyj		122,966	1,704,750
UPM-Kymmene Oyj		284,571	3,383,212
Uponor Oyj	†	45,200	967,271
			6,055,233

France—10.4%
Accor SA		55,552	3,039,924
AXA SA		12,231	287,172
BNP Paribas		112,243	8,902,898
Carrefour SA		225,502	10,816,614
Cie de Saint-Gobain		162,464	8,813,078
Cie Generale d’Optique Essilor International SA	†	62,000	3,708,320
Credit Agricole SA	†	305,603	5,363,294
Danone SA		55,208	3,384,355
Eutelsat Communications		31,150	999,420
France Telecom SA		360,387	9,005,453
L’Oreal SA		31,400	3,506,937
Natixis	*	327,273	1,634,188
Pernod-Ricard SA	†	51,070	4,366,982
Renault SA	*	119,871	6,149,366
Sanofi-Aventis SA		15,455	1,215,426
Societe BIC SA		11,337	783,218
Societe Generale		144,483	10,038,681
Societe Immobiliere de Location pour l’Industrie et le Commerce REIT		8,205	1,000,504
Technip SA		88,760	6,244,855

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint
International Fund

		Shares	Value

COMMON STOCKS—(Continued)
Total SA		188,219	$12,089,302
Unibail-Rodamco SE (Paris Exchange) REIT		8,120	1,783,802
Vinci SA		45,116	2,538,727
			105,672,516

Germany—6.5%
Adidas AG	†	73,100	3,959,496
Aixtron AG		66,583	2,237,672
Allianz SE (Registered)		17,933	2,222,976
Bayer AG		76,680	6,136,209
Daimler AG (Registered)		84,096	4,479,262
Deutsche Bank AG (Registered)	†	73,082	5,167,632
Deutsche Boerse AG		11,531	954,878
Deutsche Post AG (Registered)		116,994	2,261,122
Deutsche Telekom AG (Registered)	†	324,407	4,758,993
Fresenius Medical Care AG & Co. KGaA	†	26,050	1,381,874
Hannover Rueckversicherung AG (Registered)	*	120,447	5,627,331
Infineon Technologies AG	*†	165,403	920,201
Linde AG		47,785	5,757,248
Muenchener Rueckversicherungs AG (Registered)	†	26,661	4,152,713
Rhoen Klinikum AG		897	21,831
RWE AG		119,757	11,621,508
SAP AG		73,500	3,503,978
Tipp24 SE		21,440	884,648
			66,049,572

Greece—0.4%
Hellenic Petroleum SA		197,482	2,210,969
Motor Oil Hellas Corinth Refineries SA		57,700	878,340
Public Power Corp. SA	*	36,625	679,248
			3,768,557

Hong Kong—4.2%
Bank of East Asia Ltd.		308,796	1,213,124
Beijing Enterprises Holdings Ltd.		165,500	1,198,677
China Merchants Holdings International Co. Ltd.	†	601,800	1,941,370
China Mobile Ltd.	†	490,000	4,559,209
CLP Holdings Ltd.		480,000	3,248,432
CNOOC Ltd.		2,511,000	3,911,993
Esprit Holdings Ltd.		390,300	2,589,511
Genting Singapore plc	*	1,839,300	1,694,403
Hengan International Group Co. Ltd.		119,000	881,105
Hong Kong & China Gas Co. Ltd.		1,334,000	3,345,874
Hongkong Electric Holdings Ltd.		724,000	3,943,828
Huabao International Holdings Ltd.		620,000	666,693
Hutchison Whampoa Ltd.		478,000	3,270,409
Jardine Matheson Holdings Ltd.		32,800	985,401
Li & Fung Ltd.		276,000	1,141,105
NWS Holdings Ltd.		548,196	1,006,141
Wheelock & Co. Ltd.		2,257,000	6,884,483
			42,481,758

India—0.3%
ICICI Bank Ltd. ADR	†	76,562	$2,887,153

Indonesia—0.1%
Perusahaan Gas Negara PT		2,702,000	1,116,538

Ireland—0.8%
Accenture plc, Class A		63,255	2,625,082
Covidien plc		56,482	2,704,923
Experian plc		179,893	1,776,932
Governor & Co. of the Bank of Ireland (The)	*	204,314	383,261
Shire plc		54,136	1,057,814
			8,548,012

Italy—2.0%
Assicurazioni Generali SpA	†	76,214	2,053,232
Enel SpA	†	578,608	3,349,788
Intesa Sanpaolo SpA	*	2,388,451	10,748,090
Maire Tecnimont SpA	†	177,460	627,993
Saipem SpA		67,162	2,317,791
Sorin SpA	*	457,900	872,276
			19,969,170

Japan—17.4%
Aeon Mall Co. Ltd.	†	116,500	2,257,048
Canon, Inc.		340,900	14,501,366
Chugai Pharmaceutical Co. Ltd.	†	167,200	3,125,228
Daikin Industries Ltd.		98,000	3,870,729
Daito Trust Construction Co. Ltd.		80,300	3,802,079
Denso Corp.		158,602	4,792,487
Fanuc Ltd.		43,000	4,007,687
FCC Co. Ltd.		51,600	913,953
Fujitsu Frontech Ltd.		135,700	1,017,782
Fujitsu Ltd.	†	731,000	4,743,028
Hirose Electric Co. Ltd.	†	30,600	3,208,416
Hitachi Capital Corp.		91,300	1,110,054
Honda Motor Co. Ltd.		80,000	2,714,296
HOYA Corp.		100,000	2,668,252
INPEX Corp.		381	2,880,782
ITOCHU Corp.		1,000,000	7,386,772
Kao Corp.		451,400	10,579,335
KDDI Corp.		934	4,947,131
Keihin Corp.		73,300	1,095,755
Keyence Corp.		16,520	3,428,621
Komatsu Ltd.		126,600	2,650,266
Kuroda Electric Co. Ltd.		146,600	2,134,986
Marubeni Corp.		850,000	4,695,382
MID Reit, Inc. REIT		953	2,017,570
Miraca Holdings, Inc.		182,500	5,022,599
Mitsubishi Corp.		94,700	2,358,843
Mitsubishi Estate Co. Ltd.		208,000	3,320,901
Mitsui & Co. Ltd.		588,800	8,352,784
Miyachi Corp.	*	84,200	569,417
Nintendo Co. Ltd.	†	12,900	3,080,998
Nippon Soda Co. Ltd.		170,000	612,428
Nippon Telegraph & Telephone Corp.		14	553
Nissan Motor Co. Ltd.	*	131,400	1,154,732
Nitori Co. Ltd.		1,450	107,927
Nitto Denko Corp.		26,500	951,982
Okabe Co. Ltd.		179,400	586,535
Okinawa Electric Power Co., Inc. (The)		21,700	1,158,876
Seven & I Holdings Co. Ltd.		305,500	6,237,836
Shimamura Co. Ltd.		27,000	2,579,800

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint
International Fund

		Shares	Value

COMMON STOCKS—(Continued)
Shin-Etsu Chemical Co. Ltd.		63,200	$3,568,168
Siix Corp.		194,900	2,405,169
Sumitomo Corp.		620,700	6,320,431
Suzuki Motor Corp.		96,676	2,380,842
Takeda Pharmaceutical Co. Ltd.		246,900	10,172,592
TOA Corp.		97,000	541,007
Tokio Marine Holdings, Inc.		325,300	8,877,178
Topy Industries Ltd.		205,000	371,393
Toyota Motor Corp.		216,200	9,115,200
Unipres Corp.	†	122,200	1,940,767
			176,337,963

Kazakhstan—0.1%
KazMunaiGas Exploration Production GDR		40,620	1,005,710

Korea, Republic of—0.2%
KB Financial Group, Inc.	*	19,181	976,702
KT&G Corp.		28,892	1,598,143
			2,574,845

Macau—0.0%
Wynn Macau Ltd.	*†	336,900	414,966

Malaysia—0.1%
Maxis Bhd		634,200	994,642

Mexico—0.7%
America Movil SAB de CV, Series L ADR		75,900	3,565,782
Grupo Televisa SA ADR		173,950	3,611,202
			7,176,984

Netherlands—3.6%
Akzo Nobel NV		30,622	2,030,696
ASML Holding NV		228,238	7,792,463
Brunel International NV		25,700	864,752
Heineken Holding NV		34,871	1,458,415
Heineken NV		41,102	1,951,258
ING Groep NV CVA	*	432,395	4,164,134
Reed Elsevier NV		478,192	5,867,104
Royal Dutch Shell plc, Class A		405,134	12,207,501
TNT NV		10,177	312,673
			36,648,996

Norway—0.6%
DnB NOR ASA	*	468,700	5,059,955
Yara International ASA		15,210	688,939
			5,748,894

Philippines—0.1%
Philippine Long Distance Telephone Co. ADR		22,400	1,269,408

Poland—0.1%
Bank Pekao SA	*	14,470	812,437

Russia—0.2%
Gazprom OAO ADR		37,975	951,274
Lukoil OAO ADR		18,100	1,020,840
			1,972,114

Singapore—3.5%
DBS Group Holdings Ltd.		390,000	4,239,683
Jardine Cycle & Carriage Ltd.		50,000	954,644
Oversea-Chinese Banking Corp. Ltd.		1,328,900	$8,556,979
Singapore Telecommunications Ltd.		3,986,000	8,779,627
United Overseas Bank Ltd.		475,000	6,611,883
Wilmar International Ltd.		1,531,100	6,961,926
			36,104,742

South Africa—0.1%
Sasol Ltd.		30,020	1,203,022

Spain—4.4%
Banco Bilbao Vizcaya Argentaria SA		49,137	895,524
Banco Santander SA		433,333	7,160,687
Construcciones y Auxiliar de Ferrocarriles SA		3,170	1,709,472
Corporacion Financiera Alba, SA		14,938	780,033
Iberdrola SA		940,752	9,015,006
Inditex SA	†	93,456	5,836,563
Mapfre SA	†	213,036	894,651
Telefonica SA		636,570	17,816,996
Viscofan SA		33,057	839,533
			44,948,465

Sweden—1.7%
Electrolux AB, Series B	*†	239,976	5,639,235
Hennes & Mauritz AB, Class B	†	44,500	2,466,936
JM AB	*	159,900	2,732,408
NCC AB, Class B		54,200	888,277
Nordea Bank AB	†	84,700	858,181
Sandvik AB	†	97,122	1,169,537
Skandinaviska Enskilda Banken AB, Class A	*	154,086	952,541
Skanska AB, Class B	†	56,994	967,078
SKF AB, Class B		43,287	746,425
Svenska Handelsbanken AB, Class A	†	32,613	929,138
			17,349,756

Switzerland—7.6%
ABB Ltd. (Registered)	*	85,500	1,647,528
Actelion Ltd. (Registered)	*†	82,848	4,424,945
Adecco SA (Registered)		116,500	6,426,720
Alcon, Inc.		22,700	3,730,745
Credit Suisse Group AG (Registered)		159,415	7,897,637
Holcim Ltd. (Registered)	*†	73,024	5,675,239
Nestle SA (Registered)		168,490	8,177,432
Nobel Biocare Holding AG (Registered)	†	72,000	2,413,088
Novartis AG (Registered)	†	376,656	20,568,899
Roche Holding AG (Genusschein)		23,410	4,003,411
Roche Holding AG (Registered)		5,426	950,476
SGS SA (Registered)		2,500	3,263,701
UBS AG (Registered)	*	92,832	1,445,601
Valora Holding AG		3,865	954,931
Xstrata plc	*	67,749	1,208,377
Zurich Financial Services AG (Registered)		19,929	4,356,952
			77,145,682

Taiwan—0.9%
Asustek Computer, Inc.		803,000	1,546,637
Chinatrust Financial Holding Co. Ltd.		1,484,000	922,549

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint
International Fund

		Shares	Value

COMMON STOCKS—(Continued)
Chunghwa Telecom Co. Ltd. ADR		7,900	$146,703
Chunghwa Telecom Co. Ltd.		700,000	1,305,518
MediaTek, Inc.		76,000	1,320,467
Taiwan Semiconductor Manufacturing Co. Ltd. ADR		204,808	2,343,004
Taiwan Semiconductor Manufacturing Co. Ltd.		964,000	1,942,917
			9,527,795

Thailand—0.1%
PTT pcl	‡	162,400	1,198,909

Turkey—0.3%
Coca-Cola Icecek AS		3,256	32,557
Tupras Turkiye Petrol Rafine		65,260	1,294,824
Turkcell Iletisim Hizmet AS		203,157	1,440,931
			2,768,312

United Kingdom—15.0%
Antofagasta plc		116,501	1,853,251
AstraZeneca plc (London Exchange)		126,594	5,949,572
Aviva plc		1,015,176	6,457,690
BG Group plc		220,287	3,977,567
BP plc		1,977,311	19,093,279
British American Tobacco plc		67,267	2,183,713
Cairn Energy plc	*	360,000	1,927,187
Centrica plc		849,000	3,845,590
Debenhams plc	*	3,621,430	4,531,894
Eurasian Natural Resources Corp. plc		84,911	1,243,738
GlaxoSmithKline plc		716,221	15,188,115
HSBC Holdings plc (Hong Kong Exchange)		53,133	604,385
HSBC Holdings plc (London Exchange)		897,968	10,244,334
Imperial Tobacco Group plc		98,454	3,105,966
Kazakhmys plc	*	312,219	6,610,782
Kingfisher plc		522,793	1,924,512
Legal & General Group plc		3,035,142	3,904,633
Micro Focus International plc		221,458	1,619,838
National Grid plc		210,477	2,297,341
Petrofac Ltd.		79,349	1,328,298
Reckitt Benckiser Group plc		70,800	3,832,414
SABMiller plc		109,659	3,223,328
Smith & Nephew plc		615,291	6,329,130
Standard Chartered plc (London Exchange)		122,692	3,097,472
Tesco plc		1,002,040	6,912,864
Tullett Prebon plc		147,036	658,312
Unilever plc		411,586	13,193,547
Vedanta Resources plc		28,162	1,177,901
Vodafone Group plc		5,369,038	12,433,155
Wm Morrison Supermarkets plc		850,000	3,792,392
			152,542,200

United States—0.5%
Activision Blizzard, Inc.	*	95,840	1,064,782
Philip Morris International, Inc.		45,087	2,172,743
Synthes, Inc.		13,400	1,756,588
			4,994,113

TOTAL COMMON STOCKS
(Cost $913,456,687)			980,972,175

PREFERRED STOCKS—0.2%

Germany—0.1%
Biotest AG		12,669	$622,099

Korea, Republic of—0.1%
Hyundai Motor Co.		17,920	657,953

TOTAL PREFERRED STOCKS
(Cost $1,276,389)			1,280,052

CASH EQUIVALENTS—9.9%

Institutional Money Market Funds—9.9%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class		32,585,023	32,585,023
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class	††	14,440,543	14,440,543
Fidelity Institutional Money Market: Prime Money Market Portfolio— Institutional Class	††	13,500,000	13,500,000
Short-Term Investments Trust Liquid Assets Portfolio	††	13,500,000	13,500,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class	††	13,500,000	13,500,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class	††	13,500,000	13,500,000

TOTAL CASH EQUIVALENTS
(Cost $101,025,566)			101,025,566

TOTAL INVESTMENTS—106.7%
(Cost $1,015,758,642)			1,083,277,793
Other assets less liabilities—(6.7%)			(67,651,145)

NET ASSETS—100.0%			$1,015,626,648

Notes to the Schedule of Investments:
ADR	American Depositary Receipt
CVA	Dutch Certificate of Shares
GDR	Global Depositary Receipt
Reg S
Security purchased outside the United States and is not registered under the Securities Act of 1933. This security may be resold in the United States only if the offer and sale are made pursuant to such registration or are exempt from registration.

REIT	Real Estate Investment Trust
†	Denotes all or a portion of the security on loan.
*	Non-income producing.
‡	Security valued at fair value as determined by policies approved by the Board of Directors.
††	Represents reinvestment of collateral received in conjunction with securities lending.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint
International Fund

Percentage of Portfolio by Industry (unaudited):

COMMON STOCKS
Commercial Banks	11.6%
Oil, Gas & Consumable Fuels	7.7%
Pharmaceuticals	7.1%
Diversified Telecommunication Services	5.7%
Insurance	5.2%
Food & Staples Retailing	4.8%
Food Products	3.4%
Metals & Mining	3.3%
Trading Companies & Distributors	3.1%
Wireless Telecommunication Services	2.9%
Health Care Equipment & Supplies	2.6%
Automobiles	2.6%
Electric Utilities	2.5%
Specialty Retail	2.0%
Multi-Utilities	1.8%
Capital Markets	1.7%
Real Estate Management & Development	1.7%
Semiconductors & Semiconductor Equipment	1.6%
Chemicals	1.5%
Office Electronics	1.4%
Household Products	1.4%
Building Products	1.3%
Beverages	1.3%
Professional Services	1.2%
Electronic Equipment, Instruments & Components	1.2%
Machinery	1.1%
Media	1.0%
Energy Equipment & Services	1.0%
Software	0.9%
Tobacco	0.9%
Household Durables	0.9%
Auto Components	0.9%
Computers & Peripherals	0.7%
Diversified Financial Services	0.7%
Industrial Conglomerates	0.6%
Construction Materials	0.6%
Hotels, Restaurants & Leisure	0.6%
Construction & Engineering	0.6%
IT Services	0.5%
Real Estate Investment Trusts (REITs)	0.5%
Multiline Retail	0.4%
Gas Utilities	0.4%
Biotechnology	0.4%
Personal Products	0.4%
Textiles, Apparel & Luxury Goods	0.4%
Road & Rail	0.4%
Distributors	0.4%
Paper & Forest Products	0.3%
Transportation Infrastructure	0.3%
Air Freight & Logistics	0.3%
Containers & Packaging	0.2%
Electrical Equipment	0.2%
Health Care Providers & Services	0.1%
Consumer Finance	0.1%
Marine	0.1%
Commercial Services & Supplies	0.1%
96.6%

PREFERRED STOCKS
Automobiles	0.1%
Biotechnology	0.1%
0.2%

TOTAL COMMON STOCKS/PREFERRED STOCKS	96.8%

CASH EQUIVALENTS
Institutional Money Market Funds	9.9%

TOTAL INVESTMENTS	106.7%
Other assets less liabilities	(6.7)%

TOTAL NET ASSETS	100.0%

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint Diversified
Assets Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—36.7%

Aerospace & Defense—0.3%
Bombardier, Inc. (Canada)
6.750%	05/01/2012	ˆ	$300,000	$311,250
General Dynamics Corp.
4.500%	08/15/2010	§	900,000	923,368
				1,234,618

Airlines—0.1%
Continental Airlines, Inc., Series 2001-1, Class A-2
6.503%	06/15/2011		420,000	420,000

Beverages—1.0%
Anheuser-Busch InBev Worldwide, Inc.
3.000%	10/15/2012	ˆ	410,000	412,194
Coca-Cola Enterprises, Inc.
0.878%	05/06/2011	#§	2,100,000	2,117,476
Dr. Pepper Snapple Group, Inc.
1.700%	12/21/2011	§	1,790,000	1,789,062
				4,318,732

Capital Markets—3.2%
Bank of New York Mellon Corp. (The)
4.300%	05/15/2014		740,000	779,597
Bank of New York Mellon Corp. (The), Series G MTN
0.349%	03/23/2012	#§	1,530,000	1,520,861
Bear Stearns Cos. LLC (The), Series B MTN
4.550%	06/23/2010		1,400,000	1,423,582
FIH Erhvervsbank A/S (Denmark)
0.487%	12/06/2012	#ˆ	1,000,000	1,000,023
Goldman Sachs Group, Inc. (The)
0.551%	06/28/2010	#§	2,000,000	2,002,532
Goldman Sachs Group, Inc. (The) MTN
6.000%	05/01/2014		600,000	656,888
3.625%	08/01/2012		400,000	412,375
Macquarie Bank Ltd. (Australia)
2.600%	01/20/2012	ˆ§	1,050,000	1,072,635
Macquarie Group Ltd. (Australia)
7.300%	08/01/2014	ˆ	300,000	324,455
Morgan Stanley
6.000%	05/13/2014		400,000	430,493
5.050%	01/21/2011	§	800,000	829,961
4.200%	11/20/2014		480,000	480,860
Morgan Stanley, Series F MTN
2.373%	05/14/2010	#§	1,700,000	1,712,376
Nationwide Building Society (United Kingdom)
0.453%	05/17/2012	#ˆ	1,200,000	1,197,712
TD Ameritrade Holding Corp.
4.150%	12/01/2014		760,000	750,128
				14,594,478

Chemicals—1.0%
Dow Chemical Co. (The)
4.850%	08/15/2012		1,700,000	1,787,730
2.525%	08/08/2011	#§	1,700,000	1,730,799
E.I. du Pont de Nemours & Co.
4.125%	04/30/2010	§	1,000,000	1,013,506
				4,532,035

Commercial Banks—2.3%
BB&T Corp., Series A MTN
3.375%	09/25/2013		$400,000	$403,503
BNP Paribas MTN (France)
1.255%	06/11/2012	#§	1,400,000	1,418,687
BNP Paribas, Series 2 MTN (France)
2.125%	12/21/2012		500,000	497,774
CBQ Finance Ltd. (Bermuda)
5.000%	11/18/2014	ˆ	750,000	765,015
ICICI Bank Ltd. (India)
5.500%	03/25/2015	ˆ	900,000	896,774
Royal Bank of Scotland plc (The) (United Kingdom)
0.673%	04/08/2011	#ˆ	300,000	300,740
US Bancorp
4.200%	05/15/2014		800,000	831,258
US Bancorp, Series P MTN
0.679%	02/04/2010	#§	2,000,000	2,000,992
US Bancorp, Series R MTN
2.125%	02/15/2013		550,000	545,602
Wachovia Bank NA, Bank Note
1.173%	05/14/2010	#§	1,500,000	1,504,748
Wells Fargo & Co., Series E MTN
3.980%	10/29/2010		255,000	261,905
Wells Fargo & Co., Series I MTN
3.750%	10/01/2014		420,000	419,213
Westpac Banking Corp. (Australia)
2.250%	11/19/2012		700,000	698,832
				10,545,043

Communications Equipment—0.5%
Cisco Systems, Inc.
5.250%	02/22/2011	§	1,982,000	2,080,341

Computers & Peripherals—1.1%
Hewlett-Packard Co.
4.250%	02/24/2012		729,000	765,065
2.250%	05/27/2011	§	2,250,000	2,282,736
International Business Machines Corp.
2.100%	05/06/2013		630,000	629,244
0.318%	11/04/2011	#§	1,400,000	1,397,981
				5,075,026

Consumer Finance—0.8%
American Honda Finance Corp.
2.601%	06/29/2011	#ˆ	700,000	716,835
John Deere Capital Corp. MTN
1.006%	06/10/2011	#	650,000	656,362
0.770%	08/19/2010	#§	700,000	701,933
0.706%	02/26/2010	#§	1,300,000	1,300,980
LeasePlan Corp. NV (Netherlands)
3.000%	05/07/2012	ˆ	300,000	307,349
				3,683,459

Containers & Packaging—0.2%
Ball Corp.
6.875%	12/15/2012	§	445,000	452,787
Bemis Co., Inc.
5.650%	08/01/2014		290,000	308,983
				761,770

Diversified Consumer Services—0.1%
Stanford University
3.625%	05/01/2014		500,000	514,913

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Diversified
Assets Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)

Diversified Financial Services—3.0%
Bank of America Corp.
6.500%	08/01/2016		$600,000	$646,058
BP Capital Markets plc (United Kingdom)
4.875%	03/15/2010	§	900,000	908,385
3.625%	05/08/2014		1,700,000	1,740,848
3.125%	03/10/2012		500,000	515,295
0.463%	03/17/2010	#§	1,200,000	1,200,794
CME Group, Inc.
5.750%	02/15/2014		1,000,000	1,094,777
Deutsche Bank AG (Germany)
3.875%	08/18/2014		700,000	715,562
Dexia Credit Local (France)
0.899%	09/23/2011	#ˆ	1,200,000	1,210,763
Equifax, Inc.
4.450%	12/01/2014		160,000	160,979
General Electric Capital Corp.
5.900%	05/13/2014		430,000	465,309
General Electric Capital Corp., Series A MTN
6.125%	02/22/2011	§	3,500,000	3,699,461
General Electric Capital Corp., Series A
3.750%	11/14/2014		750,000	749,515
JPMorgan Chase & Co., Series F MTN
1.004%	06/13/2011	#§	500,000	503,484
				13,611,230

Diversified Telecommunication Services—2.4%
AT&T, Inc.
4.850%	02/15/2014		600,000	638,572
Bellsouth Capital Funding Corp.
7.750%	02/15/2010		1,640,000	1,653,713
British Telecommunications plc (United Kingdom)
9.125%	12/15/2010		650,000	696,520
Cellco Partnership/Verizon Wireless Capital LLC
5.550%	02/01/2014		500,000	543,135
3.750%	05/20/2011		600,000	618,907
2.869%	05/20/2011	#	500,000	517,178
Deutsche Telekom International Finance BV (Netherlands)
8.500%	06/15/2010	§	2,900,000	2,997,266
Qtel International Finance Ltd. (Bermuda)
6.500%	06/10/2014	ˆ	650,000	704,266
Qwest Capital Funding, Inc.
7.250%	02/15/2011		325,000	331,500
Verizon Global Funding Corp.
7.250%	12/01/2010		2,000,000	2,114,020
				10,815,077

Electric Utilities—4.0%
Columbus Southern Power Co., Series C
5.500%	03/01/2013		750,000	791,663
Commonwealth Edison Co., Series 105
5.400%	12/15/2011	§	2,039,000	2,179,556
Consumers Energy Co., Series D
5.375%	04/15/2013		575,000	617,863
Duke Energy Carolinas LLC
6.250%	01/15/2012		625,000	676,026
Duke Energy Carolinas LLC, Series D
7.375%	03/01/2010		1,850,000	1,869,318
FPL Group Capital, Inc.
5.625%	09/01/2011		$1,583,000	$1,684,551
1.133%	06/17/2011	#	550,000	556,487
Gulf Power Co., Series 09-A
0.351%	06/28/2010	#	200,000	200,140
Mirant Americas Generation LLC
8.300%	05/01/2011		320,000	329,600
Northern States Power Co.
4.750%	08/01/2010		2,300,000	2,355,706
Northern States Power Co., Series B
8.000%	08/28/2012		1,039,000	1,192,747
Pacific Gas & Electric Co.
4.200%	03/01/2011		750,000	774,164
1.206%	06/10/2010	#§	2,965,000	2,977,246
Southern Co., Series 2008-A
0.969%	08/20/2010	#§	1,650,000	1,657,040
Southern Co., Series A
5.300%	01/15/2012		350,000	375,178
				18,237,285

Electronic Equipment, Instruments & Components—0.1%
Thermo Fisher Scientific, Inc.
2.150%	12/28/2012	ˆ	420,000	414,498

Energy Equipment & Services—0.5%
Halliburton Co.
5.500%	10/15/2010		2,200,000	2,289,949

Food & Staples Retailing—0.2%
Safeway, Inc.
5.800%	08/15/2012		700,000	756,491

Food Products—0.1%
General Mills, Inc.
6.000%	02/15/2012		500,000	540,107

Gas Utilities—0.5%
KeySpan Corp.
7.625%	11/15/2010		2,300,000	2,425,842

Health Care Equipment & Supplies—0.1%
Boston Scientific Corp.
6.000%	06/15/2011	§	525,000	551,250

Health Care Providers & Services—0.6%
Express Scripts, Inc.
5.250%	06/15/2012		600,000	637,927
UnitedHealth Group, Inc.
0.433%	06/21/2010	#§	2,000,000	1,997,112
				2,635,039

Hotels, Restaurants & Leisure—0.2%
McDonald’s Corp., Series G MTN
5.750%	03/01/2012		750,000	808,879

Household Durables—1.6%
Clorox Co.
6.125%	02/01/2011	§	1,000,000	1,053,027
Emerson Electric Co.
7.125%	08/15/2010		2,000,000	2,087,116
Fortune Brands, Inc.
3.000%	06/01/2012	§	1,950,000	1,933,776
Kimberly-Clark Corp.
0.381%	07/30/2010	#§	2,200,000	2,201,362
				7,275,281

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Diversified
Assets Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)

Household Products—0.5%
Procter & Gamble International Funding SCA (Luxembourg)
1.350%	08/26/2011	§	$2,420,000	$2,433,426

Independent Power Producers & Energy Traders—0.2%
Orion Power Holdings, Inc.
12.000%	05/01/2010		650,000	669,500

Industrial Conglomerates—0.2%
3M Co., Series E MTN
4.375%	08/15/2013		750,000	808,153

Insurance—1.5%
Allstate Corp. (The)
6.200%	05/16/2014		510,000	564,559
Berkshire Hathaway Finance Corp.
4.125%	01/15/2010	§	1,000,000	1,001,508
4.000%	04/15/2012		750,000	786,405
0.584%	01/11/2011	#	1,000,000	1,002,377
Metropolitan Life Global Funding I
1.001%	06/25/2010	#ˆ	650,000	650,905
New York Life Global Funding
0.379%	06/16/2011	#ˆ	1,000,000	995,047
Prudential Financial, Inc., Series D MTN
5.100%	12/14/2011	§	1,100,000	1,148,656
3.625%	09/17/2012		710,000	720,964
				6,870,421

Life Sciences Tools & Services—0.2%
Howard Hughes Medical Institute
3.450%	09/01/2014		700,000	710,060

Machinery—0.6%
Honeywell International, Inc.
7.500%	03/01/2010	§	850,000	860,274
Ingersoll-Rand Global Holding Co. Ltd. (Bermuda)
1.773%	08/13/2010	#§	805,000	804,344
Siemens Financieringsmaatschappij NV MTN (Netherlands)
0.404%	03/16/2012	#	1,100,000	1,098,948
				2,763,566

Media—1.3%
Comcast Corp.
5.450%	11/15/2010		2,233,000	2,308,250
COX Communications, Inc.
5.450%	12/15/2014		500,000	536,257
4.625%	01/15/2010	§	1,500,000	1,501,964
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
4.750%	10/01/2014	ˆ	365,000	372,970
DISH DBS Corp.
6.375%	10/01/2011		325,000	336,375
Viacom, Inc.
4.375%	09/15/2014		500,000	516,175
Walt Disney Co. (The), Series B MTN
6.375%	03/01/2012		375,000	409,824
				5,981,815

Metals & Mining—0.9%
BHP Billiton Finance USA Ltd. (Australia)
5.125%	03/29/2012		$1,400,000	$1,490,952
5.000%	12/15/2010	§	2,000,000	2,082,380
Steel Dynamics, Inc.
7.375%	11/01/2012		325,000	336,375
				3,909,707

Multiline Retail—0.4%
Target Corp.
8.600%	01/15/2012	§	1,600,000	1,799,136

Multi-National—0.8%
International Bank for Reconstruction & Development (Supranational)
1.650%	05/18/2011	§	3,760,000	3,780,701

Oil, Gas & Consumable Fuels—2.3%
Chevron Corp.
3.950%	03/03/2014		1,000,000	1,045,017
ConocoPhillips
8.750%	05/25/2010	§	1,800,000	1,860,154
4.750%	02/01/2014		750,000	806,016
Consolidated Natural Gas Co., Series C
6.250%	11/01/2011		550,000	592,343
Kinder Morgan Energy Partners LP
7.125%	03/15/2012		900,000	981,915
OPTI Canada, Inc. (Canada)
9.000%	12/15/2012	ˆ	380,000	390,450
Petroleos Mexicanos (Mexico)
4.875%	03/15/2015	ˆ	1,400,000	1,401,820
Ras Laffan Liquefied Natural Gas Co. Ltd. III (Qatar)
4.500%	09/30/2012	ˆ	650,000	675,255
Shell International Finance BV (Netherlands)
0.281%	09/22/2011	#§	2,050,000	2,050,871
Woodside Finance Ltd. (Australia)
4.500%	11/10/2014	ˆ	560,000	565,603
				10,369,444

Paper & Forest Products—0.3%
Georgia-Pacific LLC
8.125%	05/15/2011		300,000	316,500
Weyerhaeuser Co.
6.750%	03/15/2012		970,000	1,028,214
				1,344,714

Pharmaceuticals—1.3%
GlaxoSmithKline Capital, Inc.
0.898%	05/13/2010	#§	2,000,000	2,004,718
Novartis Capital Corp.
4.125%	02/10/2014		600,000	631,300
Pfizer, Inc.
4.450%	03/15/2012		750,000	793,653
2.204%	03/15/2011	#§	1,750,000	1,791,052
Wyeth
6.950%	03/15/2011		500,000	534,286
				5,755,009

Road & Rail—0.1%
Canadian National Railway Co. (Canada)
6.375%	10/15/2011	§	500,000	543,242

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Diversified
Assets Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)

Software—0.7%
Microsoft Corp.
2.950%	06/01/2014		$900,000	$910,576
Oracle Corp.
0.333%	05/14/2010	#§	2,200,000	2,201,135
				3,111,711

Specialty Retail—0.1%
GameStop Corp./GameStop, Inc.
8.000%	10/01/2012	§	550,000	572,688

Wireless Telecommunication Services—1.4%
Millicom International Cellular SA (Luxembourg)
10.000%	12/01/2013		1,500,000	1,560,000
New Cingular Wireless Services, Inc.
8.125%	05/01/2012	§	455,000	514,396
Rogers Communications, Inc. (Canada)
6.375%	03/01/2014		360,000	398,956
Sprint Capital Corp.
8.375%	03/15/2012	§	905,000	941,200
Vodafone Group plc (United Kingdom)
7.750%	02/15/2010	§	2,000,000	2,016,019
4.150%	06/10/2014		1,090,000	1,122,505
				6,553,076

TOTAL CORPORATE OBLIGATIONS
(Cost $164,278,520)				166,097,712

U.S. GOVERNMENT AGENCY OBLIGATIONS—19.7%

U.S. Government Agency Obligations—16.9%
Federal Farm Credit Bank
4.750%	05/07/2010	§	12,500,000	12,697,837
0.632%	01/24/2011	#§	3,000,000	3,014,241
0.323%	05/18/2011	#§	5,000,000	5,008,570
Federal Home Loan Bank
1.000%	02/28/2011		3,000,000	3,011,196
Federal Home Loan Bank Discount Notes
1.010%	02/12/2010		1,700,000	1,699,920
0.999%	02/04/2010		1,000,000	999,958
0.857%	01/11/2010		10,000,000	9,999,832
0.705%	01/13/2010		3,500,000	3,499,958
Federal Home Loan Mortgage Corp.
1.625%	04/26/2011		7,905,000	7,992,643
Federal Home Loan Mortgage Corp. Discount Note
0.948%	02/08/2010		3,500,000	3,499,926
Federal National Mortgage Association
2.150%	05/04/2012		3,350,000	3,367,032
1.500%	09/16/2010	§	10,400,000	10,441,215
1.375%	04/28/2011		1,500,000	1,511,523
0.381%	12/01/2010		5,000,000	4,983,450
0.174%	07/13/2010	#	5,000,000	5,000,250
				76,727,551

U.S. Government Backed Corporate Obligations—2.8%
Bank of America NA MTN
1.700%	12/23/2010		2,400,000	2,422,303
Citigroup Funding, Inc.
0.381%	07/30/2010	#	2,000,000	2,002,036
General Electric Capital Corp.
1.800%	03/11/2011	§	2,000,000	2,023,150
JPMorgan Chase & Co.
1.650%	02/23/2011	§	$1,175,000	$1,188,490
State Street Bank and Trust Co.
0.454%	09/15/2011	#§	1,500,000	1,507,340
US Central Federal Credit Union
0.284%	10/19/2011	#§	2,900,000	2,902,677
Western Corporate Federal Credit Union
1.750%	11/02/2012		640,000	637,563
				12,683,559

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $89,124,857)				89,411,110

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES—3.7%

U.S. Government Agency Mortgage-Backed Securities—3.7%
Federal Home Loan Mortgage Corp.
3.879%	12/01/2039	#	1,046,643	1,075,808
Federal Home Loan Mortgage Corp. REMICS
5.500%	07/15/2027	§	2,624,773	2,706,824
4.500%	12/15/2022		1,523,118	1,569,084
3.000%	03/15/2030	§	3,143,373	3,165,532
Federal National Mortgage Association
5.000%	01/01/2018		3,197,780	3,370,554
Federal National Mortgage Association REMICS
5.000%	06/25/2019		1,656,255	1,727,179
Government National Mortgage Association
6.500%	01/15/2039		1,237,771	1,317,222
4.500%	04/20/2024		1,692,146	1,754,027

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $16,571,807)				16,686,230

U.S. TREASURY OBLIGATIONS—13.7%

U.S. Treasury Bills—12.0%
U.S. Treasury Bill
0.391%	07/29/2010		7,500,000	7,490,775
0.386%	09/23/2010	‡‡	15,950,000	15,912,629
0.361%	08/26/2010		3,000,000	2,994,501
0.163%	04/29/2010	§	10,500,000	10,497,417
0.076%	01/21/2010		5,700,000	5,700,016
0.064%	03/25/2010		1,000,000	999,918
0.045%	02/18/2010		5,000,000	4,999,920
0.044%	03/04/2010		2,000,000	1,999,886
0.023%	03/11/2010	‡‡	3,960,000	3,959,747
				54,554,809

U.S. Treasury Inflation Protected Securities Notes—0.7%
U.S. Treasury Note
2.000%	01/15/2016	§	2,903,000	3,342,958

U.S. Treasury Notes—1.0%
U.S. Treasury Note
1.375%	04/15/2012	‡‡	4,300,000	4,305,379

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $62,051,011)				62,203,146

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Diversified
Assets Fund

Coupon Rate	Maturity Date		Face	Value

MUNICIPAL OBLIGATIONS—2.1%
California General Obligation Bonds (California)
5.250%	04/01/2014		$700,000	$704,424
4.850%	10/01/2014		300,000	296,484
Citizens Property Insurance Corp. Revenue Bonds, Series 2007 A (Florida)
5.000%	03/01/2013		290,000	301,986
Citizens Property Insurance Corp. Revenue Bonds, Series 2009 A-1 (Florida)
5.000%	06/01/2012		1,100,000	1,149,302
Citizens Property Insurance Corp. Revenue Notes, Series 2009 A-2 (Florida)
4.500%	06/01/2010	§	3,500,000	3,554,320
New Jersey Economic Development Authority Revenue Bonds (New Jersey)
5.000%	06/15/2011		400,000	407,000
New York Liberty Development Corp. Revenue Bonds (New York)
0.500%	12/01/2049	#	1,730,000	1,730,000
New York State Urban Development Corp. Revenue Bonds, Series A (New York)
5.500%	01/01/2017	#§	1,300,000	1,356,862

TOTAL MUNICIPAL OBLIGATIONS
(Cost $9,412,987)				9,500,378

SOVEREIGN DEBT OBLIGATIONS—1.9%

Government Issued—1.9%
Brazilian Government International Bond (Brazil)
10.250%	06/17/2013		1,010,000	1,252,400
Colombia Government International Bond (Colombia)
10.000%	01/23/2012		1,070,000	1,235,850
Indonesia Government International Bond, Reg S (Indonesia)
10.375%	05/04/2014		500,000	620,742
Mexico Government International Bond, Series A MTN (Mexico)
6.375%	01/16/2013		1,060,000	1,176,600
Panama Government International Bond (Panama)
9.375%	07/23/2012		450,000	526,500
Province of Ontario, Series 1 (Canada)
1.875%	11/19/2012		1,530,000	1,515,809
Qatar Government International Bond (Qatar)
4.000%	01/20/2015	ˆ	340,000	342,550
Republic of Chile (Chile)
5.500%	01/15/2013		650,000	720,395
Republic of South Africa (South Africa)
7.375%	04/25/2012		1,060,000	1,168,650

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $8,309,503)				8,559,496

ASSET BACKED SECURITIES—6.9%

Automobile—3.6%
Bank of America Auto Trust
Series 2009-1A, Class A2
1.700%	12/15/2011	ˆ	1,540,000	1,548,097
Bank of America Auto Trust
Series 2008-1A, Class A2B
1.533%	06/20/2011	#ˆ	622,329	624,004
BMW Vehicle Lease Trust
Series 2009-1, Class A1
0.792%	06/15/2010	§	$2,298	$2,299
BMW Vehicle Lease Trust
Series 2009-1, Class A2
2.040%	04/15/2011	§	4,600,000	4,625,341
Ford Credit Auto Lease Trust
Series 2009-A, Class A1
1.237%	06/15/2010	ˆ	179,208	179,353
Ford Credit Auto Lease Trust
Series 2009-A, Class A2
2.600%	05/15/2011	ˆ	830,000	836,130
Ford Credit Auto Owner Trust
Series 2009-D, Class A2
1.210%	01/15/2012		800,000	802,341
Honda Auto Receivables Owner Trust
Series 2009-2, Class A1
1.318%	05/17/2010	§	103,590	103,632
Mercedes-Benz Auto Receivables Trust
Series 2009-1, Class A1
0.267%	10/15/2010		1,707,931	1,708,212
Nissan Auto Lease Trust
Series 2009-A, Class A1
1.043%	06/15/2010	§	320,621	320,860
Nissan Auto Lease Trust
Series 2009-A, Class A2
2.010%	04/15/2011		1,440,000	1,448,825
Nissan Auto Lease Trust
Series 2009-B, Class A1
0.410%	09/15/2010		1,574,082	1,574,711
Volkswagen Auto Lease Trust
Series 2009-A, Class A2
2.870%	07/15/2011		1,271,363	1,282,705
Wachovia Auto Loan Owner Trust
Series 2007-1, Class A3A
5.290%	04/20/2012		1,157,158	1,178,546
World Omni Auto Receivables Trust
Series 2009-A, Class A1
1.622%	04/15/2010	§	29,068	29,084
				16,264,140

Credit Card—0.8%
Citibank Credit Card Issuance Trust
Series 2006-C4, Class C4
0.455%	01/09/2012	#	2,180,000	2,179,471
GE Capital Credit Card Master Note Trust
Series 2005-3, Class B
0.533%	06/15/2013	#	1,500,000	1,491,584
				3,671,055

Home Equity—2.5%
Ameriquest Mortgage Securities, Inc.
Series 2005-R7, Class A2C
0.491%	09/25/2035	#	149,370	146,828
Ameriquest Mortgage Securities, Inc.
Series 2003-AR3, Class M2
3.306%	10/25/2033	#	925,118	814,339
Argent Securities, Inc.
Series 2006-W3, Class A2B
0.351%	04/25/2036	#	104,752	102,537
Countrywide Asset-Backed Certificates
Series 2005-12, Class 2A3
5.069%	02/25/2036	#	872,754	828,940
Countrywide Asset-Backed Certificates
Series 2005-11, Class 3AV2
0.521%	02/25/2036	#	793,078	745,290

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Diversified
Assets Fund

Coupon Rate	Maturity Date		Face	Value

ASSET BACKED SECURITIES—(Continued)
Countrywide Asset-Backed Certificates
Series 2004-AB1, Class 2A3
0.751%	02/25/2035	#	$713,042	$667,803
Lehman XS Trust
Series 2005-8, Class 2A1A
0.431%	12/25/2035	#	637,950	612,505
Long Beach Mortgage Loan Trust
Series 2005-WL2, Class 3A1
0.411%	08/25/2035	#	41,158	40,854
Option One Mortgage Loan Trust
Series 2005-4, Class A3
0.491%	11/25/2035	#	1,296,982	1,237,043
Option One Mortgage Loan Trust
Series 2006-1, Class 2A2
0.361%	01/25/2036	#	64,422	63,852
Park Place Securities, Inc.
Series 2004-WHQ2, Class A3E
0.651%	02/25/2035	#	1,219,473	1,190,796
Residential Asset Mortgage Products, Inc.
Series 2005-RS2, Class AII3
0.581%	02/25/2035	#	569,192	549,255
Residential Asset Securities Corp.
Series 2005-KS5, Class M1
0.641%	06/25/2035	#	315,740	310,700
Saxon Asset Securities Trust
Series 2005-4, Class A2C
0.481%	11/25/2037	#	1,081,204	1,045,654
Soundview Home Equity Loan Trust
Series 2006-OPT4, Class 2A2
0.321%	06/25/2036	#	534,880	514,025
Specialty Underwriting & Residential Finance
Series 2005-BC3, Class A2C
0.601%	06/25/2036	#	643,779	627,635
Structured Asset Investment Loan Trust
Series 2006-BNC3, Class A2
0.271%	09/25/2036	#	155,200	153,981
Structured Asset Investment Loan Trust
Series 2003-BC1, Class A2
0.911%	01/25/2033	#	2,395,036	1,862,283
				11,514,320

TOTAL ASSET BACKED SECURITIES
(Cost $31,638,888)				31,449,515

NON-GOVERNMENT MORTGAGE-BACKED SECURITIES—0.6%

Mortgage Backed—0.6%
Thornburg Mortgage Securities Trust
Series 2004-1, Class II2A
3.133%	03/25/2044	#§	1,137,745	990,547
Wells Fargo Mortgage Backed Securities Trust
Series 2004-6, Class A13
0.681%	06/25/2034	#§	1,665,278	1,601,797

TOTAL NON-GOVERNMENT MORTGAGE-BACKED SECURITIES
(Cost $2,629,069)				2,592,344

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS—0.5%

Non-U.S. Government Agency Obligations—0.5%
Export-Import Bank of Korea (Korea, Republic of)
5.500%	10/17/2012		$500,000	$532,368
Japan Finance Corp. (Japan)
2.000%	06/24/2011		500,000	506,212
Kreditanstalt fuer Wiederaufbau (Germany)
1.875%	03/15/2011	§	1,400,000	1,415,770

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,422,831)				2,454,350

CERTIFICATES OF DEPOSIT—1.5%

Commercial Banks—1.5%
Barclays Bank plc (United Kingdom)
1.550%	07/23/2010	§	3,100,000	3,119,034
Standard Chartered Bank yankee
0.673%	11/16/2011	§	3,640,000	3,640,109

TOTAL CERTIFICATES OF DEPOSIT
(Cost $6,740,000)				6,759,143

COMMERCIAL PAPER—0.5%

Commercial Banks—0.5%
Bank of Nova Scotia (Canada)
0.150%	02/19/2010
(Cost $2,199,551)			2,200,000	2,199,441

			Contracts	Value

PURCHASED OPTIONS—0.5%
Put—Euro Bund, Expires 02/26/2010, Strike EUR 130.00			52	656,738
Call—U.S. 10 Years Note Futures, Expires 02/19/2010, Strike 108.00			233	1,736,578

TOTAL PURCHASED OPTIONS
(Cost $2,613,557)				2,393,316

			Shares	Value

CASH EQUIVALENTS—11.3%

Institutional Money Market Fund—11.3%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class
(Cost $51,214,149)			51,214,149	51,214,149

TOTAL INVESTMENTS—99.6%
(Cost $449,206,730)				451,520,330
Other assets less liabilities—0.4%				1,675,485

NET ASSETS—100.0%				$453,195,815

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Diversified
Assets Fund

Notes to the Schedule of Investments:
EUR	European Monetary Unit
MTN	Medium Term Note
Reg S
Security purchased outside the United States and is not registered under the Securities Act of 1933. This security may be resold in the United States only if the offer and sale are made pursuant to such registration or are exempt from registration.

REMICS	Real Estate Mortgage Investment Conduits
ˆ
Securities are not registered under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, generally to qualified institutional buyers under Securities Act Rule 144A. 144A securities amounted to $18,216,693, which represents 4.0% of Total Investments.

§
Security has been segregated to cover economic leverage under certain derivatives contracts which may include, but are not limited to, futures, swaps, forwards, options and TBA’s, a security that is subject to delayed delivery.

#	Rate is subject to change. Rate shown reflects current rate.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—19.3%

Aerospace & Defense—0.2%
Boeing Co. (The)
6.125%	02/15/2033		$100,000	$104,166
5.125%	02/15/2013		250,000	267,406
Lockheed Martin Corp., Series B
6.150%	09/01/2036		250,000	265,479
Northrop Grumman Systems Corp.
7.750%	02/15/2031		250,000	309,768
United Technologies Corp.
6.700%	08/01/2028		150,000	168,580
6.100%	05/15/2012		50,000	54,707
4.875%	05/01/2015		500,000	537,328
				1,707,434

Auto Components—0.0%
Johnson Controls, Inc.
5.500%	01/15/2016		250,000	254,592

Automobiles—0.1%
Daimler Finance North America LLC
7.300%	01/15/2012		1,000,000	1,087,657

Beverages—0.4%
Anheuser-Busch Cos., Inc.
6.800%	01/15/2031		350,000	362,548
Bottling Group LLC
5.500%	04/01/2016	†	500,000	541,639
Cia de Bebidas das Americas (Brazil)
8.750%	09/15/2013		100,000	116,500
Coca-Cola Enterprises, Inc.
8.500%	02/01/2022		500,000	643,110
Diageo Finance BV (Netherlands)
5.300%	10/28/2015		750,000	810,215
Dr. Pepper Snapple Group, Inc.
6.820%	05/01/2018		500,000	561,813
PepsiCo, Inc.
3.750%	03/01/2014		1,000,000	1,034,390
				4,070,215

Biotechnology—0.2%
Amgen, Inc.
6.150%	06/01/2018	†	1,000,000	1,109,539
5.850%	06/01/2017		250,000	273,601
Genentech, Inc.
5.250%	07/15/2035		100,000	96,658
4.750%	07/15/2015		200,000	214,315
				1,694,113

Capital Markets—1.7%
Bear Stearns Cos. LLC (The)
7.250%	02/01/2018		250,000	287,411
6.400%	10/02/2017	†	1,000,000	1,091,758
5.700%	11/15/2014		50,000	55,075
Bear Stearns Cos. LLC (The), Series B MTN
6.950%	08/10/2012		500,000	558,974
Credit Suisse USA, Inc.
6.500%	01/15/2012		350,000	381,049
6.125%	11/15/2011		1,000,000	1,078,862
5.500%	08/15/2013	†	150,000	163,087
5.125%	01/15/2014		500,000	534,266
5.125%	08/15/2015		500,000	532,259
Goldman Sachs Group, Inc. (The)
6.875%	01/15/2011		$250,000	$265,173
6.600%	01/15/2012		650,000	706,978
6.250%	09/01/2017		1,000,000	1,074,052
6.150%	04/01/2018		500,000	536,118
6.125%	02/15/2033	†	1,200,000	1,208,794
5.700%	09/01/2012		250,000	269,082
5.450%	11/01/2012		500,000	537,943
5.150%	01/15/2014		500,000	529,411
5.125%	01/15/2015		500,000	525,958
5.000%	10/01/2014		1,053,000	1,111,560
Jefferies Group, Inc.
6.250%	01/15/2036		350,000	279,700
JP Morgan Chase Capital XXV, Series Y
6.800%	10/01/2037		500,000	498,320
Lehman Brothers Holdings, Inc.
6.875%	07/17/2037	Δ	500,000	150
6.500%	07/19/2017	Δ	500,000	150
Merrill Lynch & Co., Inc.
6.875%	11/15/2018		250,000	268,478
6.220%	09/15/2026		1,000,000	958,372
Merrill Lynch & Co., Inc. MTN
6.875%	04/25/2018		750,000	809,366
Morgan Stanley
7.250%	04/01/2032		100,000	114,083
6.750%	04/15/2011		1,500,000	1,589,715
Morgan Stanley MTN
5.450%	01/09/2017		1,000,000	1,012,176
Morgan Stanley, Series F MTN
6.000%	04/28/2015		1,000,000	1,066,434
5.950%	12/28/2017		500,000	516,535
Washington Mutual Bank FA
5.650%	08/15/2014	Δ	250,000	2,500
				18,563,789

Chemicals—0.4%
Dow Chemical Co. (The)
8.550%	05/15/2019		800,000	956,114
7.375%	11/01/2029		250,000	274,444
6.000%	10/01/2012		150,000	161,458
5.900%	02/15/2015		400,000	430,306
E.I. du Pont de Nemours & Co.
4.750%	11/15/2012		500,000	537,067
Monsanto Co.
5.500%	08/15/2025	†	500,000	498,605
Potash Corp. of Saskatchewan, Inc. (Canada)
4.875%	03/01/2013		500,000	528,478
Praxair, Inc.
3.950%	06/01/2013		150,000	156,468
3.250%	09/15/2015		500,000	499,429
				4,042,369

Commercial Banks—1.2%
Bank of Tokyo-Mitsubishi UFJ Ltd.
7.400%	06/15/2011		250,000	269,675
Bank One Corp.
5.900%	11/15/2011		750,000	800,824
Barclays Bank plc (United Kingdom)
5.450%	09/12/2012		1,000,000	1,082,115
BB&T Corp.
5.250%	11/01/2019		500,000	482,788
Capital One Financial Corp.
6.150%	09/01/2016		500,000	502,937
Fifth Third Capital Trust IV
6.500%	04/15/2037	#	1,000,000	735,000

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
First Union Institutional Capital I
8.040%	12/01/2026		$1,000,000	$984,840
FleetBoston Financial Corp.
6.875%	01/15/2028		150,000	149,060
HSBC Holdings plc (United Kingdom)
5.250%	12/12/2012		150,000	159,391
National City Corp.
6.875%	05/15/2019		500,000	530,167
Regions Bank
6.450%	06/26/2037		500,000	370,350
Royal Bank of Canada (Canada)
5.650%	07/20/2011		500,000	534,045
Royal Bank of Scotland Group plc (United Kingdom)
5.000%	10/01/2014		750,000	663,500
Suntrust Banks, Inc.
5.200%	01/17/2017		250,000	236,356
U.S. Bank NA, Bank Note
4.800%	04/15/2015		250,000	262,637
UBS AG (Switzerland)
7.000%	10/15/2015		100,000	106,416
5.875%	07/15/2016		1,000,000	1,013,829
UBS AG MTN (Switzerland)
7.375%	06/15/2017		100,000	105,202
Wachovia Bank NA, Bank Note
4.875%	02/01/2015		1,500,000	1,533,636
Wachovia Corp., Series G MTN
5.500%	05/01/2013		1,000,000	1,063,140
Wells Fargo & Co.
5.000%	11/15/2014		750,000	771,159
Wells Fargo Bank NA
5.950%	08/26/2036		500,000	489,621
Wells Fargo Bank NA, Bank Note
6.450%	02/01/2011		250,000	264,081
				13,110,769

Commercial Services & Supplies—0.1%
R.R. Donnelley & Sons Co.
4.950%	04/01/2014		550,000	550,687
Waste Management, Inc.
7.000%	07/15/2028		550,000	593,932
				1,144,619

Communications Equipment—0.1%
Cisco Systems, Inc.
5.500%	02/22/2016		500,000	549,669
4.950%	02/15/2019	†	500,000	513,440
Motorola, Inc.
7.500%	05/15/2025		500,000	479,489
				1,542,598

Computers & Peripherals—0.1%
International Business Machines Corp.
7.000%	10/30/2025		500,000	574,628
4.750%	11/29/2012		250,000	268,769
				843,397

Construction Materials—0.1%
CRH America, Inc.
6.000%	09/30/2016		750,000	784,428
Lafarge SA (France)
6.500%	07/15/2016		750,000	796,204
				1,580,632

Consumer Finance—0.8%
American Express Co.
8.150%	03/19/2038		$500,000	$627,553
6.800%	09/01/2066	#	1,000,000	905,000
4.875%	07/15/2013	†	1,000,000	1,044,223
Boeing Capital Corp.
6.100%	03/01/2011		500,000	528,664
HSBC Finance Capital Trust IX
5.911%	11/30/2035	#	500,000	415,000
HSBC Finance Corp.
7.000%	05/15/2012		1,500,000	1,631,934
6.375%	11/27/2012		1,000,000	1,089,756
International Lease Finance Corp., Series Q MTN
5.450%	03/24/2011		1,000,000	921,889
John Deere Capital Corp.
7.000%	03/15/2012		350,000	388,468
ORIX Corp. (Japan)
5.480%	11/22/2011		250,000	251,146
SLM Corp.
5.450%	04/25/2011		750,000	748,147
SLM Corp., Series A MTN
5.000%	10/01/2013		500,000	460,350
				9,012,130

Diversified Financial Services—2.2%
Associates Corp. of North America
6.950%	11/01/2018		250,000	253,189
Bank of America Corp.
7.750%	08/15/2015		750,000	823,771
6.800%	03/15/2028		500,000	493,210
5.750%	12/01/2017		1,000,000	1,025,636
5.420%	03/15/2017		700,000	691,988
BP Capital Markets plc (United Kingdom)
5.250%	11/07/2013		1,000,000	1,090,181
Citigroup, Inc.
8.125%	07/15/2039		500,000	566,026
6.625%	06/15/2032		150,000	136,782
6.125%	11/21/2017	†	750,000	757,152
6.000%	02/21/2012		350,000	369,680
6.000%	08/15/2017		600,000	600,677
5.850%	12/11/2034		500,000	442,489
5.625%	08/27/2012		150,000	154,380
5.500%	04/11/2013		2,000,000	2,075,074
Deutsche Bank AG (Germany)
6.000%	09/01/2017		1,150,000	1,255,694
Deutsche Bank Financial LLC MTN
5.375%	03/02/2015	†	250,000	261,047
General Electric Capital Corp.
6.375%	11/15/2067	#	1,000,000	873,750
4.800%	05/01/2013	†	1,000,000	1,046,071
General Electric Capital Corp. MTN
5.875%	01/14/2038		600,000	557,356
5.400%	02/15/2017		250,000	255,522
General Electric Capital Corp., Series A MTN
6.750%	03/15/2032		750,000	766,883
6.000%	06/15/2012		1,000,000	1,078,523
5.875%	02/15/2012		500,000	535,955
5.625%	09/15/2017		750,000	773,874
IBM International Group Capital LLC
5.050%	10/22/2012		990,000	1,073,099
JPMorgan Chase & Co.
6.625%	03/15/2012		1,500,000	1,638,336
6.400%	05/15/2038		300,000	331,366
5.750%	01/02/2013		750,000	800,416
5.375%	10/01/2012		270,000	292,362
4.750%	03/01/2015		1,000,000	1,041,142

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
JPMorgan Chase Bank NA, Bank Note
6.000%	10/01/2017		$500,000	$536,169
National Rural Utilities Cooperative Finance Corp., Series C MTN
7.250%	03/01/2012		500,000	549,896
Western Union Co. (The)
5.400%	11/17/2011		750,000	801,120
				23,948,816

Diversified Telecommunication Services—1.1%
AT&T, Inc.
6.550%	02/15/2039		600,000	634,307
6.300%	01/15/2038		250,000	254,773
6.250%	03/15/2011		250,000	264,820
6.150%	09/15/2034		500,000	495,807
5.625%	06/15/2016		150,000	161,354
BellSouth Capital Funding Corp.
7.875%	02/15/2030		900,000	1,030,384
BellSouth Corp.
6.875%	10/15/2031		350,000	368,662
6.000%	10/15/2011		250,000	270,444
British Telecommunications plc (United Kingdom)
9.625%	12/15/2030		150,000	191,621
Deutsche Telekom International Finance BV (Netherlands)
8.750%	06/15/2030		750,000	967,171
Embarq Corp.
7.082%	06/01/2016		500,000	553,006
France Telecom SA (France)
8.500%	03/01/2031		500,000	667,279
Qwest Corp.
6.500%	06/01/2017	†	500,000	493,750
Telecom Italia Capital SA (Luxembourg)
6.999%	06/04/2018		500,000	551,030
6.000%	09/30/2034		250,000	237,161
5.250%	11/15/2013		350,000	368,448
4.950%	09/30/2014		500,000	518,783
Telefonica Emisiones SAU (Spain)
6.421%	06/20/2016		500,000	555,706
Telefonica Europe BV (Netherlands)
8.250%	09/15/2030		350,000	436,961
Verizon Communications, Inc.
6.400%	02/15/2038		500,000	524,444
5.850%	09/15/2035		750,000	733,742
Verizon Global Funding Corp.
7.750%	12/01/2030		500,000	589,022
7.375%	09/01/2012		1,000,000	1,127,905
Verizon Virginia, Inc., Series A
4.625%	03/15/2013		250,000	259,807
				12,256,387

Electric Utilities—1.5%
Alabama Power Co., Series Q
5.500%	10/15/2017		150,000	160,063
Arizona Public Service Co.
6.500%	03/01/2012		150,000	161,314
Columbus Southern Power Co., Series C
5.500%	03/01/2013		150,000	158,333
Commonwealth Edison Co.
5.800%	03/15/2018		100,000	106,226
Consolidated Edison Co. of New York, Inc., Series 2006-C
5.500%	09/15/2016		500,000	528,048
Constellation Energy Group, Inc.
7.600%	04/01/2032		$150,000	$163,343
7.000%	04/01/2012		500,000	542,799
Consumers Energy Co., Series P
5.500%	08/15/2016		150,000	157,750
DTE Energy Co.
7.050%	06/01/2011		350,000	370,947
Duke Energy Carolinas LLC
6.450%	10/15/2032		500,000	546,361
Duke Energy Ohio, Inc.
5.700%	09/15/2012		150,000	162,781
Exelon Corp.
4.900%	06/15/2015		350,000	361,490
FirstEnergy Corp., Series B
6.450%	11/15/2011		8,000	8,582
FirstEnergy Corp., Series C
7.375%	11/15/2031		250,000	271,736
Florida Power & Light Co.
5.625%	04/01/2034		50,000	50,385
4.950%	06/01/2035		500,000	458,357
4.850%	02/01/2013		150,000	158,900
Florida Power Corp.
6.400%	06/15/2038	†	500,000	547,764
FPL Group Capital, Inc.
6.000%	03/01/2019	†	250,000	269,725
Indiana Michigan Power Co.
7.000%	03/15/2019		500,000	558,542
Jersey Central Power & Light
5.625%	05/01/2016		500,000	518,963
MidAmerican Energy Co.
6.750%	12/30/2031		250,000	280,432
MidAmerican Energy Holdings Co.
6.125%	04/01/2036		500,000	513,782
MidAmerican Energy Holdings Co., Series D
5.000%	02/15/2014		150,000	157,550
National Grid plc (United Kingdom)
6.300%	08/01/2016		250,000	272,256
Nisource Finance Corp.
5.450%	09/15/2020		500,000	485,817
Northern States Power Co.
5.250%	03/01/2018		500,000	524,699
Northern States Power Co., Series B
8.000%	08/28/2012		150,000	172,196
Ohio Power Co., Series K
6.000%	06/01/2016		500,000	530,789
Oncor Electric Delivery Co.
6.375%	05/01/2012		350,000	378,221
Ontario Electricity Financial Corp. (Canada)
7.450%	03/31/2013		350,000	399,745
Pacific Gas & Electric Co.
6.050%	03/01/2034		500,000	523,700
Pepco Holdings, Inc.
6.450%	08/15/2012		150,000	161,088
Potomac Electric Power Co.
7.900%	12/15/2038		500,000	640,814
PPL Capital Funding, Inc., Series A
6.700%	03/30/2067	#	500,000	433,095
Progress Energy, Inc.
7.750%	03/01/2031		250,000	294,763
7.100%	03/01/2011		188,000	199,039
PSEG Power LLC
8.625%	04/15/2031	†	500,000	648,103
Scottish Power Ltd. (United Kingdom)
5.375%	03/15/2015		500,000	531,479
South Carolina Electric & Gas Co.
5.300%	05/15/2033		150,000	143,863
Southern California Edison Co.
6.650%	04/01/2029	†	500,000	550,913

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Southern Power Co., Series D
4.875%	07/15/2015		$350,000	$364,726
Union Electric Co.
6.400%	06/15/2017		500,000	539,237
Virginia Electric and Power Co.
5.950%	09/15/2017		500,000	542,668
5.400%	04/30/2018		500,000	524,952
Virginia Electric and Power Co., Series B
6.000%	01/15/2036		500,000	519,102
Wisconsin Electric Power
5.625%	05/15/2033		250,000	251,896
				16,847,334

Electrical Equipment—0.0%
Emerson Electric Co.
5.000%	12/15/2014		150,000	161,431

Electronic Equipment, Instruments & Components—0.0%
Arrow Electronics, Inc.
6.875%	07/01/2013		250,000	272,877

Energy Equipment & Services—0.1%
Halliburton Co.
7.450%	09/15/2039		600,000	744,863
Transocean, Inc. (Cayman Islands)
6.800%	03/15/2038		500,000	560,959
				1,305,822

Food & Staples Retailing—0.1%
CVS Caremark Corp.
6.600%	03/15/2019		500,000	548,098
4.875%	09/15/2014		530,000	562,078
Kroger Co. (The)
7.500%	04/01/2031		200,000	233,457
				1,343,633

Food Products—0.4%
Archer-Daniels Midland Co.
5.450%	03/15/2018		750,000	800,167
Bunge Ltd. Finance Corp.
5.350%	04/15/2014		500,000	511,620
Campbell Soup Co.
4.875%	10/01/2013		250,000	270,335
ConAgra Foods, Inc.
6.750%	09/15/2011		11,000	11,881
5.875%	04/15/2014		1,000,000	1,090,784
5.819%	06/15/2017		153,000	159,153
General Mills, Inc.
5.700%	02/15/2017		500,000	541,520
H.J. Heinz Finance Co.
6.625%	07/15/2011		250,000	268,546
Kraft Foods, Inc.
6.875%	02/01/2038		500,000	526,361
6.500%	11/01/2031		100,000	100,745
				4,281,112

Gas Utilities—0.1%
Sempra Energy
6.150%	06/15/2018		500,000	531,472

Health Care Equipment & Supplies—0.2%
Baxter International, Inc.
5.900%	09/01/2016		$400,000	$441,297
CareFusion Corp.
6.375%	08/01/2019	ˆ	500,000	536,225
Covidien International Finance SA (Luxembourg)
6.000%	10/15/2017		500,000	541,274
Johnson & Johnson
5.950%	08/15/2037		250,000	275,930
4.950%	05/15/2033		200,000	195,519
				1,990,245

Health Care Providers & Services—0.2%
Aetna, Inc.
6.625%	06/15/2036		250,000	257,157
UnitedHealth Group, Inc.
6.000%	02/15/2018	†	500,000	517,300
5.375%	03/15/2016		500,000	515,242
WellPoint, Inc.
6.800%	08/01/2012		150,000	165,597
5.250%	01/15/2016		1,000,000	1,010,714
				2,466,010

Hotels, Restaurants & Leisure—0.1%
McDonald’s Corp., Series I MTN
5.350%	03/01/2018		500,000	536,999
Yum! Brands, Inc.
6.875%	11/15/2037		400,000	433,593
				970,592

Household Durables—0.1%
Fortune Brands, Inc.
5.375%	01/15/2016		750,000	747,463
Kimberly-Clark Corp.
6.125%	08/01/2017		500,000	555,133
5.625%	02/15/2012		250,000	269,476
				1,572,072

Household Products—0.0%
Procter & Gamble Co. (The)
5.800%	08/15/2034		250,000	266,880

Industrial Conglomerates—0.3%
3M Co. MTN
5.700%	03/15/2037		250,000	261,813
General Electric Co.
5.000%	02/01/2013		2,796,000	2,960,165
				3,221,978

Insurance—0.6%
AEGON Funding Co. LLC
5.750%	12/15/2020		500,000	461,355
Allstate Corp. (The)
5.350%	06/01/2033		500,000	470,896
American International Group, Inc.
4.250%	05/15/2013		100,000	92,441
American International Group, Inc., Series G MTN
5.850%	01/16/2018		1,000,000	821,773
Assurant, Inc.
5.625%	02/15/2014		500,000	513,126
AXA SA (France)
8.600%	12/15/2030		250,000	291,273
Berkshire Hathaway Finance Corp.
5.000%	08/15/2013		1,500,000	1,614,293

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Chubb Corp.
6.375%	03/29/2067	#	$500,000	$470,000
Cincinnati Financial Corp.
6.125%	11/01/2034		500,000	442,724
CNA Financial Corp.
5.850%	12/15/2014		600,000	592,009
Hartford Financial Services Group, Inc.
6.100%	10/01/2041		150,000	120,242
Lincoln National Corp.
6.150%	04/07/2036		250,000	225,562
Marsh & McLennan Cos., Inc.
5.750%	09/15/2015		250,000	261,133
MetLife, Inc.
5.700%	06/15/2035		250,000	247,716
Progressive Corp. (The)
6.625%	03/01/2029		150,000	153,485
Prudential Financial, Inc., Series D MTN
5.700%	12/14/2036		250,000	226,617
				7,004,645

IT Services—0.0%
Computer Sciences Corp.
7.375%	06/15/2011		100,000	107,655
Electronic Data Systems LLC, Series B
6.000%	08/01/2013		150,000	165,947
				273,602

Machinery—0.1%
Caterpillar, Inc.
6.050%	08/15/2036	†	500,000	534,877
Deere & Co.
6.950%	04/25/2014		250,000	288,859
Honeywell International, Inc.
6.125%	11/01/2011		250,000	272,647
Tyco International Finance SA (Luxembourg)
6.375%	10/15/2011		400,000	429,102
				1,525,485

Media—1.0%
CBS Corp.
7.875%	07/30/2030		250,000	270,344
5.625%	08/15/2012		50,000	52,295
Comcast Corp.
6.450%	03/15/2037	†	500,000	517,209
6.300%	11/15/2017		1,000,000	1,095,928
5.650%	06/15/2035		500,000	468,886
COX Communications, Inc.
5.500%	10/01/2015		75,000	79,694
5.450%	12/15/2014		300,000	321,754
4.625%	06/01/2013		250,000	260,176
News America Holdings, Inc.
8.000%	10/17/2016		150,000	176,870
7.750%	12/01/2045		200,000	223,986
Omnicom Group, Inc.
5.900%	04/15/2016		500,000	533,261
Thomson Reuters Corp. (Canada)
6.500%	07/15/2018		500,000	566,064
Time Warner Cable, Inc.
6.200%	07/01/2013		1,000,000	1,099,323
Time Warner Entertainment Co. LP
8.375%	03/15/2023		500,000	593,540
8.375%	07/15/2033		500,000	599,408
Time Warner, Inc.
6.875%	05/01/2012		$150,000	$164,300
5.875%	11/15/2016		2,000,000	2,162,076
Viacom, Inc.
6.875%	04/30/2036	†	400,000	433,889
6.250%	04/30/2016		500,000	545,657
Walt Disney Co. (The), Series B MTN
7.000%	03/01/2032	†	500,000	586,996
				10,751,656

Metals & Mining—0.4%
Alcoa, Inc.
5.550%	02/01/2017		750,000	746,809
BHP Billiton Finance USA Ltd. (Australia)
6.500%	04/01/2019		1,000,000	1,149,093
4.800%	04/15/2013		150,000	159,782
Rio Tinto Alcan, Inc. (Canada)
6.125%	12/15/2033		150,000	153,032
4.875%	09/15/2012		350,000	369,143
Rio Tinto Finance USA Ltd. (Australia)
5.875%	07/15/2013		1,000,000	1,079,899
Southern Copper Corp.
7.500%	07/27/2035		250,000	248,334
Vale Overseas Ltd. (Cayman Islands)
6.875%	11/21/2036		100,000	100,166
6.250%	01/23/2017		750,000	784,212
				4,790,470

Multiline Retail—0.3%
Target Corp.
7.000%	07/15/2031		350,000	392,881
6.000%	01/15/2018		500,000	552,731
Wal-Mart Stores, Inc.
7.550%	02/15/2030		250,000	310,640
5.250%	09/01/2035		750,000	740,060
4.550%	05/01/2013		500,000	533,139
4.125%	02/15/2011		250,000	259,033
				2,788,484

Multi-National—1.0%
African Development Bank (Supranational)
1.750%	10/01/2012		1,000,000	994,157
Asian Development Bank (Supranational)
2.750%	05/21/2014		1,000,000	999,245
Asian Development Bank MTN (Supranational)
2.125%	03/15/2012		1,000,000	1,016,194
European Investment Bank (Supranational)
5.125%	09/13/2016		1,000,000	1,090,225
4.625%	03/21/2012		2,000,000	2,132,874
4.625%	05/15/2014		500,000	536,584
3.375%	06/12/2013	†	500,000	517,139
1.750%	09/14/2012		1,000,000	997,379
Inter-American Development Bank (Supranational)
5.000%	04/05/2011		1,000,000	1,052,277
Inter-American Development Bank MTN (Supranational)
3.500%	03/15/2013		500,000	520,515
International Bank for Reconstruction & Development (Supranational)
7.625%	01/19/2023		250,000	319,537
International Finance Corp. (Supranational)
5.125%	05/02/2011		1,000,000	1,049,805
				11,225,931

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)

Office Electronics—0.2%
Pitney Bowes, Inc.
5.000%	03/15/2015		$500,000	$524,455
Pitney Bowes, Inc. MTN
4.750%	01/15/2016		200,000	208,271
Xerox Corp.
6.875%	08/15/2011		750,000	801,729
6.350%	05/15/2018	†	500,000	522,409
				2,056,864

Oil, Gas & Consumable Fuels—1.6%
Alberta Energy Co. Ltd. (Canada)
7.375%	11/01/2031		400,000	453,875
Anadarko Petroleum Corp.
8.700%	03/15/2019	†	500,000	622,992
Apache Finance Canada Corp. (Canada)
7.750%	12/15/2029		150,000	187,286
Canadian Natural Resources Ltd. (Canada)
5.850%	02/01/2035		500,000	491,203
5.450%	10/01/2012		250,000	267,663
CenterPoint Energy Resources Corp., Series B
7.875%	04/01/2013		850,000	958,110
ConocoPhillips Holding Co.
6.950%	04/15/2029		1,250,000	1,420,871
Devon Financing Corp. ULC (Canada)
6.875%	09/30/2011		750,000	815,073
EnCana Corp. (Canada)
6.300%	11/01/2011		250,000	269,002
Energy Transfer Partners LP
5.950%	02/01/2015		750,000	795,572
Enterprise Products Operating LLC, Series D
6.875%	03/01/2033		150,000	159,184
Enterprise Products Operating LLC, Series G
5.600%	10/15/2014		150,000	159,892
Hess Corp.
7.300%	08/15/2031		250,000	284,913
Kinder Morgan Energy Partners LP
7.300%	08/15/2033		500,000	546,934
6.500%	02/01/2037		400,000	404,316
Marathon Oil Corp.
6.125%	03/15/2012		350,000	376,410
5.900%	03/15/2018		500,000	527,523
Nexen, Inc. (Canada)
6.400%	05/15/2037		500,000	505,386
5.050%	11/20/2013		250,000	260,978
ONEOK Partners LP
6.150%	10/01/2016		500,000	526,134
Petrobras International Finance Co. (Cayman Islands)
8.375%	12/10/2018		250,000	297,187
6.125%	10/06/2016		500,000	538,750
Petro-Canada (Canada)
5.950%	05/15/2035		250,000	247,524
Petroleos Mexicanos (Mexico)
8.000%	05/03/2019		250,000	290,625
Shell International Finance BV (Netherlands)
5.200%	03/22/2017		1,000,000	1,078,495
Suncor Energy, Inc. (Canada)
7.150%	02/01/2032		500,000	552,432
Tennessee Gas Pipeline Co.
7.000%	10/15/2028		350,000	374,817
Texas Eastern Transmission LP
7.000%	07/15/2032		150,000	169,098
TransCanada PipeLines Ltd. (Canada)
5.850%	03/15/2036		$500,000	$505,592
4.000%	06/15/2013		250,000	256,317
Union Pacific Resources Group, Inc.
7.150%	05/15/2028		350,000	347,660
Valero Energy Corp.
6.125%	06/15/2017		500,000	512,476
4.750%	06/15/2013		500,000	512,141
Williams Cos., Inc.
7.875%	09/01/2021		500,000	574,640
XTO Energy, Inc.
5.500%	06/15/2018		300,000	320,543
4.900%	02/01/2014		750,000	806,724
				17,418,338

Paper & Forest Products—0.1%
International Paper Co.
7.950%	06/15/2018		500,000	577,613

Pharmaceuticals—0.7%
Abbott Laboratories
5.875%	05/15/2016		1,000,000	1,104,464
AstraZeneca plc (United Kingdom)
5.900%	09/15/2017	†	750,000	834,681
Bristol-Myers Squibb Co.
5.875%	11/15/2036		350,000	365,005
5.450%	05/01/2018		500,000	535,672
Eli Lilly & Co.
6.770%	01/01/2036		250,000	289,225
GlaxoSmithKline Capital, Inc.
4.850%	05/15/2013		1,000,000	1,074,284
4.375%	04/15/2014		500,000	525,013
Merck & Co., Inc.
6.500%	12/01/2033		250,000	281,714
4.750%	03/01/2015		350,000	375,702
4.375%	02/15/2013		200,000	210,710
Pharmacia Corp.
6.500%	12/01/2018		350,000	394,434
Teva Pharmaceutical Finance Co. LLC
6.150%	02/01/2036		250,000	259,068
Wyeth
6.950%	03/15/2011		250,000	267,143
6.500%	02/01/2034		250,000	277,231
5.500%	03/15/2013		100,000	108,809
5.500%	02/01/2014		250,000	272,618
				7,175,773

Real Estate Investment Trusts (REITs)—0.3%
Boston Properties LP
6.250%	01/15/2013		750,000	799,859
Camden Property Trust
5.000%	06/15/2015		200,000	193,248
ERP Operating LP
5.375%	08/01/2016	†	500,000	492,253
5.200%	04/01/2013	†	250,000	256,828
HCP, Inc. MTN
6.700%	01/30/2018		500,000	485,809
ProLogis
5.625%	11/15/2016		250,000	230,705
Realty Income Corp.
6.750%	08/15/2019		350,000	343,322
Simon Property Group LP
6.350%	08/28/2012		250,000	267,021
				3,069,045

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)

Road & Rail—0.2%
Burlington Northern Santa Fe Corp.
5.650%	05/01/2017		$1,000,000	$1,065,980
Canadian National Railway Co. (Canada)
4.400%	03/15/2013		585,000	610,309
CSX Corp.
6.750%	03/15/2011		300,000	318,715
Union Pacific Corp.
6.625%	02/01/2029		250,000	269,575
				2,264,579

Software—0.1%
Oracle Corp.
5.250%	01/15/2016		1,000,000	1,081,261

Specialty Retail—0.2%
Home Depot, Inc.
5.875%	12/16/2036		650,000	629,494
5.200%	03/01/2011		750,000	778,483
Lowe’s Cos., Inc.
5.400%	10/15/2016		400,000	429,178
				1,837,155

Tobacco—0.3%
Altria Group, Inc.
9.250%	08/06/2019		1,000,000	1,220,660
Philip Morris International, Inc.
5.650%	05/16/2018		1,000,000	1,053,333
Reynolds American, Inc.
7.625%	06/01/2016		750,000	818,674
				3,092,667

Transportation Infrastructure—0.0%
Federal Express Corp.
9.650%	06/15/2012		150,000	173,650
United Parcel Service, Inc.
6.200%	01/15/2038		300,000	333,755
				507,405

Wireless Telecommunication Services—0.4%
Alltel Corp.
7.000%	07/01/2012		1,000,000	1,103,735
America Movil SAB de CV (Mexico)
5.500%	03/01/2014		100,000	106,391
AT&T Mobility LLC
6.500%	12/15/2011		250,000	271,957
New Cingular Wireless Services, Inc.
8.750%	03/01/2031		250,000	323,960
7.875%	03/01/2011		750,000	806,022
Rogers Communications, Inc. (Canada)
6.800%	08/15/2018		500,000	560,888
Vodafone Group plc (United Kingdom)
7.875%	02/15/2030		250,000	300,466
5.625%	02/27/2017		500,000	531,866
5.375%	01/30/2015		250,000	268,963
				4,274,248

TOTAL CORPORATE OBLIGATIONS
(Cost $202,725,837)				211,806,196

U.S. GOVERNMENT AGENCY OBLIGATIONS—8.3%

U.S. Government Agency Obligations—7.2%
Federal Farm Credit Bank
3.750%	12/06/2010		$2,900,000	$2,984,512
3.500%	10/03/2011		800,000	832,516
Federal Home Loan Bank
5.750%	05/15/2012	†	2,225,000	2,445,166
5.375%	05/18/2016	†	2,000,000	2,213,962
5.250%	06/18/2014	†	1,000,000	1,112,024
4.875%	09/08/2017		1,250,000	1,312,865
4.750%	12/16/2016		1,000,000	1,074,331
4.625%	02/18/2011		3,500,000	3,655,134
4.500%	11/15/2012	†	2,500,000	2,684,110
3.625%	09/16/2011		2,600,000	2,713,942
Federal Home Loan Mortgage Corp.
6.250%	07/15/2032	†	1,050,000	1,222,999
6.000%	06/15/2011	†	1,950,000	2,091,437
6.000%	04/16/2037		600,000	598,799
5.500%	07/18/2016	†	1,000,000	1,119,707
5.100%	08/19/2019		500,000	502,904
5.000%	01/30/2014		600,000	654,841
4.750%	12/08/2010		500,000	519,417
4.500%	07/15/2013	†	1,850,000	1,998,255
4.500%	04/02/2014- 01/15/2015		1,250,000	1,345,251
4.375%	07/17/2015	†	1,900,000	2,026,340
4.125%	02/24/2011		500,000	518,848
3.750%	06/28/2013	†	3,000,000	3,164,217
2.500%	03/23/2012		2,500,000	2,509,935
2.500%	01/07/2014	†	2,700,000	2,705,619
2.125%	03/16/2011		200,000	200,574
2.125%	03/23/2012	†	1,500,000	1,523,812
2.000%	03/16/2011		500,000	501,272
1.750%	04/20/2011		500,000	501,796
1.625%	04/26/2011- 08/11/2011	†	4,000,000	4,023,246
1.500%	08/24/2011		500,000	501,980
Federal Home Loan Mortgage Corp. MTN
5.050%	01/26/2015		300,000	328,815
Federal National Mortgage Association
6.625%	11/15/2030	†	1,000,000	1,205,457
6.250%	05/15/2029		1,740,000	1,995,620
6.125%	03/15/2012	†	750,000	827,123
6.000%	05/15/2011		3,750,000	4,016,040
5.945%	06/07/2027		300,000	313,589
5.800%	02/09/2026		100,000	100,489
5.500%	03/15/2011		2,850,000	3,012,766
5.375%	11/15/2011	†	3,500,000	3,774,648
5.375%	04/11/2022		880,000	906,829
5.000%	05/11/2017	†	650,000	707,123
4.875%	12/15/2016		1,000,000	1,083,466
4.625%	10/15/2013		900,000	976,108
4.375%	09/15/2012		1,000,000	1,071,474
4.375%	03/15/2013	†	2,900,000	3,118,892
3.375%	03/10/2014		500,000	502,693
3.300%	07/30/2014		1,000,000	1,005,104
3.000%	05/12/2014		1,000,000	1,002,177
0.000%	06/01/2017		1,000,000	731,971
Financing Corp. Fico
8.600%	09/26/2019		500,000	647,117
Financing Corp. Fico, Series E
9.650%	11/02/2018		500,000	683,004
Tennessee Valley Authority, Series E
6.250%	12/15/2017		1,200,000	1,370,897
				78,641,213

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS—(Continued)

U.S. Government Backed Corporate Obligations—1.1%
Bank of America Corp., Series L MTN
3.125%	06/15/2012	†	$2,500,000	$2,592,018
Citigroup Funding, Inc.
1.875%	10/22/2012		1,000,000	996,897
1.375%	05/05/2011		1,000,000	1,006,726
Citigroup, Inc.
2.125%	04/30/2012		1,000,000	1,011,278
General Electric Capital Corp.
1.800%	03/11/2011	†	1,500,000	1,517,362
General Electric Capital Corp., Series G MTN
3.000%	12/09/2011		1,000,000	1,031,305
Goldman Sachs Group, Inc. (The)
3.250%	06/15/2012	†	1,000,000	1,039,544
JPMorgan Chase & Co.
3.125%	12/01/2011	†	1,000,000	1,035,462
Morgan Stanley
1.950%	06/20/2012		1,000,000	1,009,860
Regions Bank MTN
2.750%	12/10/2010	†	1,000,000	1,021,813
				12,262,265

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $88,726,035)				90,903,478

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES—36.7%

U.S. Government Agency Mortgage-Backed Securities—36.7%
Federal Home Loan Mortgage Corp.
7.500%	06/01/2027- 10/01/2029		419,733	472,403
7.000%	02/01/2016- 09/01/2036		1,152,404	1,265,155
6.500%	08/01/2010- 01/01/2039		5,956,145	6,410,796
6.059%	01/01/2037	#	2,202,483	2,353,632
6.000%	11/01/2016- 10/01/2038		19,191,048	20,433,559
5.876%	01/01/2037	#	513,001	545,290
5.651%	02/01/2037	#	1,540,238	1,633,439
5.500%	02/01/2018- 09/01/2038		23,577,644	24,783,153
5.000%	05/01/2018- 07/01/2039		25,875,422	26,729,215
4.500%	08/01/2018- 10/01/2039		19,760,963	20,013,060
4.371%	12/01/2035	#	2,796,199	2,939,182
4.000%	05/01/2019- 10/01/2039		8,273,629	8,161,060
Federal Home Loan Mortgage Corp. TBA
6.000%	01/15/2024		975,000	1,040,203
5.500%	01/15/2024- 01/15/2039		6,655,000	6,985,686
5.000%	01/15/2024- 01/15/2039		6,075,000	6,235,724
4.500%	01/15/2039		5,980,000	5,966,916
4.000%	01/15/2024- 01/15/2039		600,000	591,281
Federal National Mortgage Association
7.500%	06/01/2030- 07/01/2031		$34,525	$38,965
7.000%	03/01/2030- 04/01/2038		3,460,024	3,803,390
6.500%	02/01/2017- 01/01/2037		9,918,645	10,672,200
6.000%	04/01/2014- 09/01/2038		21,873,288	23,273,526
5.687%	01/01/2037	#	2,026,291	2,149,107
5.620%	03/01/2037	#	5,433,287	5,740,966
5.500%	01/01/2018- 11/01/2038		36,089,988	37,977,256
5.466%	02/01/2037	#	259,673	274,311
5.000%	03/01/2018- 09/01/2039		33,045,983	34,118,740
4.861%	10/01/2035	#	1,390,051	1,447,838
4.769%	05/01/2035	#	1,393,885	1,443,985
4.688%	05/01/2035	#	359,139	371,395
4.558%	12/01/2036	#	1,894,002	1,955,735
4.500%	03/01/2018- 11/01/2039		24,573,411	24,808,067
4.000%	08/01/2018- 09/01/2039		10,499,825	10,327,851
Federal National Mortgage Association TBA
6.000%	01/25/2039		9,160,000	9,702,446
5.500%	01/25/2039		12,015,000	12,578,203
5.000%	01/25/2024- 01/25/2039		9,015,000	9,290,590
4.500%	01/25/2024- 01/25/2039		7,930,000	7,987,028
4.000%	01/25/2024- 01/25/2039		5,305,000	5,216,934
Government National Mortgage Association
7.500%	12/15/2029- 05/15/2032		553,922	624,591
7.000%	09/15/2037		99,291	108,264
6.500%	03/15/2026- 01/15/2039		3,253,201	3,476,971
6.000%	02/15/2033- 01/15/2039		8,374,899	8,889,109
5.500%	03/15/2033- 12/15/2038		10,177,855	10,713,524
5.000%	05/15/2033- 10/15/2039		13,351,286	13,771,776
4.500%	07/15/2038- 09/15/2039		10,713,008	10,742,490
Government National Mortgage Association TBA
6.000%	01/15/2039		1,360,000	1,437,138
5.500%	01/15/2040		3,480,000	3,645,843
5.000%	01/15/2039		3,200,000	3,291,001
4.500%	01/15/2039		5,080,000	5,084,765

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $391,826,286)				401,523,759

U.S. TREASURY OBLIGATIONS—28.7%

U.S. Treasury Bonds—5.5%
U.S. Treasury Bond
11.250%	02/15/2015	†	2,300,000	3,245,516
9.875%	11/15/2015	†	2,550,000	3,504,457
9.125%	05/15/2018	†	1,060,000	1,488,307
8.750%	08/15/2020		1,360,000	1,924,400
8.750%	05/15/2017	†	1,250,000	1,689,942
8.500%	02/15/2020		2,500,000	3,465,235

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value

U.S. TREASURY OBLIGATIONS—(Continued)
8.125%	05/15/2021		$1,780,000	$2,435,542
8.125%	08/15/2019	†	2,260,000	3,042,525
8.000%	11/15/2021	†	920,000	1,253,069
7.875%	02/15/2021		600,000	806,625
7.625%	02/15/2025	†	1,574,000	2,127,115
7.500%	11/15/2024		775,000	1,036,321
7.250%	08/15/2022	†	1,130,000	1,464,234
7.125%	02/15/2023		925,000	1,186,602
6.500%	11/15/2026		1,550,000	1,911,102
6.250%	08/15/2023- 05/15/2030		1,410,000	1,709,251
6.125%	08/15/2029	†	1,000,000	1,200,938
6.125%	11/15/2027		350,000	417,047
6.000%	02/15/2026		315,000	368,599
5.500%	08/15/2028		1,030,000	1,148,129
5.375%	02/15/2031		1,961,000	2,167,519
5.250%	11/15/2028- 02/15/2029		1,715,000	1,858,789
5.000%	05/15/2037		1,410,000	1,497,905
4.750%	02/15/2037		2,750,000	2,811,017
4.500%	05/15/2038	†	1,500,000	1,469,298
4.500%	02/15/2036- 08/15/2039		4,680,000	4,586,383
4.375%	02/15/2038- 11/15/2039		5,770,000	5,534,060
4.250%	05/15/2039		2,700,000	2,533,783
3.500%	02/15/2039		2,100,000	1,720,690
				59,604,400

U.S. Treasury Notes—23.2%
U.S. Treasury Note
5.125%	05/15/2016	†	2,800,000	3,123,753
5.000%	02/15/2011		4,475,000	4,691,236
5.000%	08/15/2011	†	1,060,000	1,130,557
4.875%	05/31/2011- 02/15/2012		7,285,000	7,750,804
4.875%	07/31/2011- 08/15/2016	†	7,400,000	8,034,459
4.750%	03/31/2011- 05/15/2014	†	2,210,000	2,360,633
4.625%	08/31/2011		4,600,000	4,879,238
4.625%	10/31/2011- 02/15/2017	†	5,390,000	5,806,312
4.500%	11/15/2015		1,800,000	1,949,767
4.500%	02/28/2011- 05/15/2017	†	29,145,000	30,954,071
4.375%	08/15/2012	†	4,700,000	5,058,008
4.250%	01/15/2011- 08/15/2014	†	8,855,000	9,336,755
4.250%	09/30/2012- 08/15/2013		7,180,000	7,735,075
4.125%	05/15/2015		2,430,000	2,591,748
4.000%	02/15/2015	†	750,000	797,344
4.000%	02/15/2014		3,500,000	3,743,635
3.875%	10/31/2012- 05/15/2018	†	13,675,000	14,176,851
3.750%	11/15/2018		5,000,000	5,001,175
3.625%	05/15/2013- 08/15/2019	†	7,970,000	8,149,576
3.500%	02/15/2018	†	6,165,000	6,116,358
3.375%	11/30/2012- 11/15/2019	†	7,800,000	7,841,151
3.375%	06/30/2013		950,000	997,426
3.250%	06/30/2016	†	1,000,000	1,003,204
3.125%	08/31/2013- 05/15/2019		$8,400,000	$8,405,667
3.000%	08/31/2016	†	4,500,000	4,427,230
3.000%	09/30/2016		5,000,000	4,908,985
2.750%	11/30/2016	†	2,480,000	2,388,357
2.750%	10/31/2013- 02/15/2019		7,850,000	7,612,373
2.625%	06/30/2014	†	16,190,000	16,312,704
2.625%	07/31/2014- 02/29/2016		7,900,000	7,813,225
2.375%	10/31/2014	†	3,200,000	3,166,250
2.125%	11/30/2014	†	3,350,000	3,271,754
2.000%	11/30/2013	†	2,000,000	1,990,002
1.875%	02/28/2014- 04/30/2014		5,500,000	5,404,965
1.750%	01/31/2014		2,400,000	2,355,190
1.750%	11/15/2011- 08/15/2012	†	8,000,000	8,085,041
1.500%	12/31/2013		5,050,000	4,918,624
1.375%	05/15/2012- 09/15/2012	†	8,300,000	8,277,757
1.375%	02/15/2012		1,600,000	1,605,126
1.125%	06/30/2011	†	4,600,000	4,620,130
1.000%	10/31/2011	†	3,300,000	3,298,063
0.875%	02/28/2011- 04/30/2011		8,990,000	9,007,946
0.750%	11/30/2011		3,500,000	3,478,265
				254,576,790

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $318,279,026)				314,181,190

MUNICIPAL OBLIGATIONS—0.2%
California General Obligation Bonds (California)
7.550%	04/01/2039		500,000	485,035
California State Public Works Board Revenue Bonds, Series 2009 G-2 (California)
8.361%	10/01/2034		400,000	393,232
Illinois General Obligation Bonds (Illinois)
5.100%	06/01/2033		1,100,000	917,290
New Jersey Economic Development Authority Revenue Bonds, Series A (New Jersey)
7.425%	02/15/2029		500,000	532,545
New Jersey State Turnpike Authority Revenue Bonds, Series B (New Jersey)
4.252%	01/01/2016		25,000	24,880
Oregon General Obligation Bonds (Oregon)
5.762%	06/01/2023		200,000	200,664

TOTAL MUNICIPAL OBLIGATIONS
(Cost $2,777,420)				2,553,646

SOVEREIGN DEBT OBLIGATIONS—1.5%

Government Issued—1.5%
Brazilian Government International Bond (Brazil)
11.000%	08/17/2040	†	260,000	347,750
10.125%	05/15/2027		635,000	936,625
8.875%	04/15/2024		400,000	522,000
7.875%	03/07/2015		455,000	534,170
7.125%	01/20/2037		460,000	530,150
Hydro Quebec, Series IO (Canada)
8.050%	07/07/2024		250,000	310,107
Hydro Quebec, Series JL (Canada)
6.300%	05/11/2011		350,000	373,963

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value

SOVEREIGN DEBT OBLIGATIONS—(Continued)
Malaysia Government (Malaysia)
7.500%	07/15/2011		$250,000	$272,383
People’s Republic of China (China)
4.750%	10/29/2013		250,000	266,454
Peruvian Government International Bond (Peru)
6.550%	03/14/2037		500,000	522,500
Province of British Columbia, Series BCUSD-2 (Canada)
6.500%	01/15/2026		150,000	170,743
Province of Manitoba, Series FH (Canada)
4.900%	12/06/2016	†	500,000	529,606
Province of Ontario (Canada)
5.450%	04/27/2016	†	1,000,000	1,089,732
4.500%	02/03/2015		400,000	422,865
Province of Quebec, Series PD (Canada)
7.500%	09/15/2029		600,000	756,992
Province of Quebec, Series PJ (Canada)
6.125%	01/22/2011	†	850,000	898,756
Province of Saskatchewan (Canada)
7.375%	07/15/2013		230,000	258,192
Region of Lombardy (Italy)
5.804%	10/25/2032		100,000	97,378
Republic of Chile (Chile)
5.500%	01/15/2013		150,000	166,245
Republic of Finland (Finland)
6.950%	02/15/2026		150,000	176,292
Republic of Italy (Italy)
6.875%	09/27/2023		250,000	283,621
5.375%	06/15/2033		500,000	493,358
4.375%	06/15/2013	†	1,000,000	1,056,033
Republic of Italy, Series DTC (Italy)
6.000%	02/22/2011		550,000	580,550
Republic of South Africa (South Africa)
7.375%	04/25/2012		250,000	275,625
South Africa Government International Bond (South Africa)
6.875%	05/27/2019		500,000	563,750
State of Israel (Israel)
5.500%	11/09/2016		600,000	644,675
United Mexican States (Mexico)
8.375%	01/14/2011	†	500,000	540,650
8.125%	12/30/2019		750,000	912,267
United Mexican States MTN (Mexico)
8.300%	08/15/2031		500,000	620,650
United Mexican States, Series A MTN (Mexico)
5.875%	01/15/2014	†	1,000,000	1,097,500

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $15,901,740)				16,251,582

ASSET BACKED SECURITIES—0.3%

Automobile—0.1%
Capital Auto Receivables Asset Trust
Series 2007-3, Class A4
5.210%	03/17/2014		1,500,000	1,572,316

Credit Card—0.2%
Capital One Multi-Asset Execution Trust
Series 2008-A5, Class A5
4.850%	02/18/2014		1,450,000	1,513,844
Capital One Multi-Asset Execution Trust
Series 2007-A7, Class A7
5.750%	07/15/2020		$500,000	$541,211
				2,055,055

TOTAL ASSET BACKED SECURITIES
(Cost $3,471,607)				3,627,371

NON-GOVERNMENT MORTGAGE-BACKED SECURITIES—2.7%

Mortgage Backed—2.7%
Banc of America Commercial Mortgage, Inc.
Series 2002-2, Class A3
5.118%	07/11/2043		500,000	517,865
Banc of America Commercial Mortgage, Inc.
Series 2005-6, Class AM
5.179%	09/10/2047	#	1,000,000	855,461
Banc of America Commercial Mortgage, Inc.
Series 2007-1, Class A2
5.381%	01/15/2049		500,000	509,692
Bear Stearns Commercial Mortgage Securities
Series 2005-T20, Class A4A
5.149%	10/12/2042	#	921,000	905,319
Citigroup Commercial Mortgage Trust
Series 2004-C1, Class A3
5.251%	04/15/2040	#	750,000	754,342
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1, Class A4
5.224%	07/15/2044	#	900,000	899,796
CS First Boston Mortgage Securities Corp.
Series 2005-C5, Class A3
5.100%	08/15/2038	#	1,000,000	980,467
CS First Boston Mortgage Securities Corp.
Series 2005-C2, Class A4
4.832%	04/15/2037		500,000	482,143
CS First Boston Mortgage Securities Corp.
Series 2002-CP5, Class A2
4.940%	12/15/2035		1,177,500	1,208,893
CW Capital Cobalt Ltd.
Series 2006-C1, Class A4
5.223%	08/15/2048		750,000	655,716
GE Capital Commercial Mortgage Corp.
Series 2001-1, Class A2
6.531%	05/15/2033		1,000,000	1,038,763
Greenwich Capital Commercial Funding Corp.
Series 2007-GG9, Class A4
5.444%	03/10/2039		1,000,000	885,796
GS Mortgage Securities Corp. II
Series 2006-GG6, Class A4
5.553%	04/10/2038	#	1,200,000	1,096,987
GS Mortgage Securities Corp. II
Series 2006-GG8, Class A4
5.560%	11/10/2039		2,700,000	2,370,291
GS Mortgage Securities Corp. II
Series 2007-GG10, Class A4
5.805%	08/10/2045	#†	3,000,000	2,583,482
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2004-CB9, Class A4
5.377%	06/12/2041	#	750,000	756,412
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-CB17, Class AM
5.464%	12/12/2043		750,000	574,123
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2007-CB20, Class A4
5.794%	02/12/2051	#	500,000	437,389

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Core Bond
Index Fund

Coupon Rate	Maturity Date		Face	Value

NON-GOVERNMENT MORTGAGE-BACKED SECURITIES—(Continued)
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP2, Class E
4.981%	07/15/2042	#	$750,000	$357,989
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP2, Class A4
4.738%	07/15/2042		935,000	895,329
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2003-ML1A, Class A2
4.767%	03/12/2039		1,000,000	1,006,218
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2005-CB13, Class AM
5.321%	01/12/2043	#	900,000	726,220
LB-UBS Commercial Mortgage Trust
Series 2007-C2, Class A3
5.430%	02/15/2040		750,000	649,602
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-3, Class A4
5.414%	07/12/2046	#	750,000	685,187
Morgan Stanley Capital I
Series 2007-HQ11, Class A4
5.447%	02/12/2044	#	1,500,000	1,317,940
Morgan Stanley Capital I
Series 2006-IQ12, Class A2
5.283%	12/15/2043		750,000	759,926
Morgan Stanley Dean Witter Capital I
Series 2003-HQ2, Class A1
4.180%	03/12/2035		456,151	462,512
Wachovia Bank Commercial Mortgage Trust
Series 2003-C5, Class A2
3.989%	06/15/2035		750,000	728,813
Wachovia Bank Commercial Mortgage Trust
Series 2003-C9, Class A4
5.012%	12/15/2035	#	750,000	754,678
Wachovia Bank Commercial Mortgage Trust
Series 2006-C28, Class A2
5.500%	10/15/2048		500,000	510,155
Wachovia Bank Commercial Mortgage Trust
Series 2004-C11, Class A5
5.215%	01/15/2041	#	500,000	491,993
Wachovia Bank Commercial Mortgage Trust
Series 2006-C26, Class AJ
5.986%	06/15/2045	#	1,000,000	605,905
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class A5
5.342%	12/15/2043		500,000	388,375
Wachovia Bank Commercial Mortgage Trust
Series 2004-C12, Class A4
5.237%	07/15/2041	#	750,000	745,105
Wachovia Bank Commercial Mortgage Trust
Series 2004-C15, Class B
4.892%	10/15/2041		1,000,000	617,514

TOTAL NON-GOVERNMENT MORTGAGE-BACKED SECURITIES
(Cost $30,780,842)				29,216,398

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS—1.2%

Non-U.S. Government Agency Obligations—1.2%
China Development Bank Corp. (China)
5.000%	10/15/2015	†	$250,000	$269,130
Eksportfinans ASA MTN (Norway)
5.000%	02/14/2012		800,000	853,126
Export-Import Bank of Korea (Korea, Republic of)
5.125%	03/16/2015		500,000	520,335
Japan Bank for International Cooperation (Japan)
2.125%	11/05/2012		500,000	498,095
Kreditanstalt fuer Wiederaufbau (Germany)
4.875%	01/17/2017		1,000,000	1,069,971
4.125%	10/15/2014		1,000,000	1,049,079
3.250%	02/15/2011		1,000,000	1,036,285
3.250%	03/15/2013		750,000	772,723
Kreditanstalt fuer Wiederaufbau MTN (Germany)
2.250%	04/16/2012		2,000,000	2,031,102
Landwirtschaftliche Rentenbank (Germany)
4.875%	02/14/2011	†	1,000,000	1,042,919
Landwirtschaftliche Rentenbank, Series G13 (Germany)
4.875%	11/16/2015	†	1,000,000	1,071,265
Oesterreichische Kontrollbank AG (Austria)
4.750%	11/08/2011		1,000,000	1,057,736
2.875%	03/15/2011		1,000,000	1,023,326
Pemex Project Funding Master Trust
6.625%	06/15/2035	†	500,000	476,700
Svensk Exportkredit AB (Sweden)
5.125%	03/01/2017		500,000	528,799

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $12,868,952)				13,300,591

			Shares	Value

CASH EQUIVALENTS—25.5%

Institutional Money Market Funds—25.5%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class			65,380,237	65,380,237
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class		††	38,908,741	38,908,741
Fidelity Institutional Money Market: Prime Money Market Portfolio— Institutional Class		††	46,000,000	46,000,000
Short-Term Investments Trust Liquid Assets Portfolio		††	42,000,000	42,000,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class		††	43,486,497	43,486,497
Wells Fargo Advantage Heritage Money Market Fund—Select Class		††	44,000,000	44,000,000

TOTAL CASH EQUIVALENTS
(Cost $279,775,475)				279,775,475

TOTAL INVESTMENTS—124.4%
(Cost $1,347,133,220)				1,363,139,686
Other assets less liabilities—(24.4%)				(267,442,465)

NET ASSETS—100.0%				$1,095,697,221

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Core Bond
Index Fund

Notes to the Schedule of Investments:
MTN	Medium Term Note
TBA	Security is subject to delayed delivery.
†	Denotes all or a portion of the security on loan.
Δ	Security in default.
#	Rate is subject to change. Rate shown reflects current rate.
ˆ
Securities are not registered under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, generally to qualified institutional buyers under Securities Act Rule 144A. 144A securities amounted to $536,225, which represents 0.0% of Total Investments.

††	Represents reinvestment of collateral received in conjunction with securities lending.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint 500
Stock Index Fund

		Shares	Value

COMMON STOCKS—97.9%

Aerospace & Defense—2.7%
Boeing Co. (The)		23,251	$1,258,577
General Dynamics Corp.		12,317	839,650
Goodrich Corp.		3,946	253,531
Honeywell International, Inc.		24,060	943,152
ITT Corp.		5,812	289,089
L-3 Communications Holdings, Inc.		3,715	323,019
Lockheed Martin Corp.		10,325	777,989
Northrop Grumman Corp.		10,164	567,659
Precision Castparts Corp.		4,478	494,147
Raytheon Co.		12,447	641,269
Rockwell Collins, Inc.		5,022	278,018
United Technologies Corp.		29,887	2,074,457
			8,740,557

Air Freight & Logistics—1.0%
C.H. Robinson Worldwide, Inc.		5,367	315,204
Expeditors International of Washington, Inc.	†	6,635	230,434
FedEx Corp.		9,991	833,749
United Parcel Service, Inc., Class B		31,842	1,826,775
			3,206,162

Airlines—0.1%
Southwest Airlines Co.		23,716	271,074

Auto Components—0.2%
Goodyear Tire & Rubber Co. (The)	*	7,170	101,097
Johnson Controls, Inc.		21,426	583,644
			684,741

Automobiles—0.4%
Ford Motor Co.	*†	103,052	1,030,520
Harley-Davidson, Inc.	†	7,505	189,126
			1,219,646

Beverages—2.6%
Brown-Forman Corp., Class B		3,358	179,888
Coca-Cola Co. (The)		73,853	4,209,621
Coca-Cola Enterprises, Inc.		10,174	215,689
Constellation Brands, Inc., Class A	*	6,458	102,876
Dr. Pepper Snapple Group, Inc.		8,131	230,107
Molson Coors Brewing Co., Class B		5,028	227,064
Pepsi Bottling Group, Inc.		4,806	180,225
PepsiCo, Inc.		49,901	3,033,981
			8,379,451

Biotechnology—1.5%
Amgen, Inc.	*	32,515	1,839,373
Biogen Idec, Inc.	*	9,222	493,377
Celgene Corp.	*	14,667	816,659
Cephalon, Inc.	*†	2,244	140,048
Genzyme Corp.	*	8,628	422,858
Gilead Sciences, Inc.	*	28,945	1,252,740
			4,965,055

Building Products—0.0%
Masco Corp.	†	10,878	150,225

Capital Markets—2.7%
Ameriprise Financial, Inc.		8,127	$315,490
Bank of New York Mellon Corp. (The)		38,487	1,076,481
Charles Schwab Corp. (The)	†	30,415	572,410
E*Trade Financial Corp.	*	40,315	70,551
Federated Investors, Inc., Class B	†	2,838	78,045
Franklin Resources, Inc.		4,782	503,784
Goldman Sachs Group, Inc. (The)		16,375	2,764,755
Invesco Ltd.		13,255	311,360
Janus Capital Group, Inc.	†	5,927	79,718
Legg Mason, Inc.	†	5,693	171,701
Morgan Stanley		43,504	1,287,719
Northern Trust Corp.		7,701	403,533
State Street Corp.		15,806	688,193
T. Rowe Price Group, Inc.		8,175	435,319
			8,759,059

Chemicals—1.9%
Air Products & Chemicals, Inc.		6,712	544,075
Airgas, Inc.		2,909	138,468
CF Industries Holdings, Inc.		1,456	132,176
Dow Chemical Co. (The)		36,589	1,010,954
E.I. Du Pont de Nemours & Co.		28,907	973,299
Eastman Chemical Co.		2,451	147,648
Ecolab, Inc.		7,552	336,668
FMC Corp.	†	2,512	140,069
International Flavors & Fragrances, Inc.		2,537	104,372
Monsanto Co.		17,475	1,428,581
PPG Industries, Inc.		5,256	307,686
Praxair, Inc.	†	9,812	788,002
Sigma-Aldrich Corp.	†	3,803	192,166
			6,244,164

Commercial Banks—2.7%
BB&T Corp.	†	21,779	552,533
Comerica, Inc.	†	4,538	134,189
Fifth Third Bancorp		25,320	246,870
First Horizon National Corp.	*†	6,493	87,007
Huntington Bancshares, Inc./Ohio		18,397	67,149
KeyCorp	†	30,492	169,231
M&T Bank Corp.	†	2,789	186,556
Marshall & Ilsley Corp.	†	13,123	71,520
PNC Financial Services Group, Inc.		14,756	778,969
Regions Financial Corp.	†	40,205	212,684
SunTrust Banks, Inc.		15,909	322,794
U.S. Bancorp		61,205	1,377,725
Wells Fargo & Co.		162,193	4,377,589
Zions Bancorporation	†	3,760	48,241
			8,633,057

Commercial Services & Supplies—0.5%
Avery Dennison Corp.		3,386	123,555
Cintas Corp.		4,626	120,507
Iron Mountain, Inc.	*	5,413	123,200
Pitney Bowes, Inc.		7,101	161,619
R.R. Donnelley & Sons Co.		6,781	151,013
Republic Services, Inc.		10,271	290,772
Stericycle, Inc.	*†	2,698	148,849
Waste Management, Inc.	†	15,740	532,169
			1,651,684

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint 500
Stock Index Fund

		Shares	Value

COMMON STOCKS—(Continued)

Communications Equipment—2.5%
Cisco Systems, Inc.	*	183,369	$4,389,854
Harris Corp.	†	4,085	194,242
JDS Uniphase Corp.	*	5,902	48,691
Juniper Networks, Inc.	*†	16,737	446,376
Motorola, Inc.	*	73,363	569,297
QUALCOMM, Inc.		53,239	2,462,836
Tellabs, Inc.	*	12,447	70,699
			8,181,995

Computers & Peripherals—5.8%
Apple, Inc.	*	28,702	6,052,104
Dell, Inc.	*	55,026	790,173
EMC Corp.	*	64,703	1,130,361
Hewlett-Packard Co.		75,570	3,892,611
International Business Machines Corp.		41,862	5,479,736
Lexmark International, Inc., Class A	*†	2,870	74,563
NetApp, Inc.	*	10,828	372,375
QLogic Corp.	*	3,699	69,800
SanDisk Corp.	*†	6,900	200,031
Sun Microsystems, Inc.	*	23,523	220,410
Teradata Corp.	*	5,336	167,710
Western Digital Corp.	*†	7,157	315,982
			18,765,856

Construction & Engineering—0.2%
Fluor Corp.		5,633	253,710
Jacobs Engineering Group, Inc.	*†	3,849	144,761
Quanta Services, Inc.	*	6,807	141,858
			540,329

Construction Materials—0.1%
Vulcan Materials Co.	†	4,015	211,470

Consumer Finance—0.8%
American Express Co.		38,071	1,542,637
Capital One Financial Corp.		14,538	557,387
Discover Financial Services		17,059	250,938
SLM Corp.	*	16,076	181,176
			2,532,138

Containers & Packaging—0.2%
Ball Corp.	†	3,168	163,786
Bemis Co., Inc.		3,365	99,772
Owens-Illinois, Inc.	*	5,235	172,074
Pactiv Corp.	*	4,478	108,099
Sealed Air Corp.		5,101	111,508
			655,239

Distributors—0.1%
Genuine Parts Co.		4,973	188,775

Diversified Consumer Services—0.2%
Apollo Group, Inc., Class A	*	4,113	249,166
DeVry, Inc.		2,111	119,757
H&R Block, Inc.	†	10,479	237,035
			605,958

Diversified Financial Services—4.2%
Bank of America Corp.		316,703	4,769,547
Citigroup, Inc.		611,630	2,024,495
CME Group, Inc.		2,124	713,558
IntercontinentalExchange, Inc.	*	2,329	261,547
JPMorgan Chase & Co.		125,583	$5,233,044
Leucadia National Corp.	*†	6,542	155,634
Moody’s Corp.	†	6,750	180,900
NASDAQ OMX Group, Inc. (The)	*†	4,996	99,021
NYSE Euronext		8,125	205,562
			13,643,308

Diversified Telecommunication Services—2.8%
AT&T, Inc.		188,074	5,271,714
CenturyTel, Inc.	†	9,480	343,271
Frontier Communications Corp.	†	10,409	81,294
Qwest Communications International, Inc.		46,229	194,624
Verizon Communications, Inc.		90,535	2,999,425
Windstream Corp.	†	13,511	148,486
			9,038,814

Electric Utilities—2.0%
Allegheny Energy, Inc.		5,053	118,645
American Electric Power Co., Inc.		15,232	529,921
Duke Energy Corp.	†	41,463	713,578
Edison International		10,394	361,503
Entergy Corp.		6,032	493,659
Exelon Corp.		21,089	1,030,619
FirstEnergy Corp.		9,733	452,098
FPL Group, Inc.		13,156	694,900
Northeast Utilities		5,272	135,965
Pepco Holdings, Inc.	†	7,419	125,010
Pinnacle West Capital Corp.		3,328	121,738
PPL Corp.		12,015	388,205
Progress Energy, Inc.		8,909	365,358
Southern Co.		25,462	848,394
			6,379,593

Electrical Equipment—0.5%
Emerson Electric Co.		24,047	1,024,402
First Solar, Inc.	*†	1,533	207,568
Rockwell Automation, Inc.	†	4,437	208,451
Roper Industries, Inc.		2,903	152,030
			1,592,451

Electronic Equipment, Instruments & Components—0.6%
Agilent Technologies, Inc.	*†	11,003	341,863
Amphenol Corp., Class A	†	5,455	251,912
Corning, Inc.		49,730	960,286
FLIR Systems, Inc.	*†	5,021	164,287
Jabil Circuit, Inc.		6,753	117,300
Molex, Inc.	†	3,928	84,648
			1,920,296

Energy Equipment & Services—1.8%
Baker Hughes, Inc.	†	9,888	400,266
BJ Services Co.		9,394	174,728
Cameron International Corp.	*†	7,574	316,593
Diamond Offshore Drilling, Inc.	†	2,210	217,508
FMC Technologies, Inc.	*†	3,828	221,412
Halliburton Co.		28,839	867,766
Nabors Industries Ltd. (Bermuda)	*	8,842	193,551
National Oilwell Varco, Inc.		13,364	589,219
Rowan Cos., Inc.	*	4,160	94,182
Schlumberger Ltd.		38,362	2,496,983

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint 500
Stock Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Smith International, Inc.		7,823	$212,551
			5,784,759

Food & Staples Retailing—2.6%
Costco Wholesale Corp.		13,909	822,996
CVS Caremark Corp.		45,007	1,449,675
Kroger Co. (The)	†	20,793	426,880
Safeway, Inc.		13,269	282,497
SUPERVALU, Inc.	†	7,553	95,999
Sysco Corp.		18,883	527,591
Walgreen Co.		31,761	1,166,264
Wal-Mart Stores, Inc.		68,046	3,637,059
Whole Foods Market, Inc.	*†	4,176	114,631
			8,523,592

Food Products—1.6%
Archer-Daniels-Midland Co.		20,521	642,513
Campbell Soup Co.		6,126	207,059
ConAgra Foods, Inc.		14,092	324,821
Dean Foods Co.	*	6,452	116,394
General Mills, Inc.		10,405	736,778
H.J. Heinz Co.		10,062	430,251
Hershey Co. (The)	†	5,166	184,891
Hormel Foods Corp.		2,325	89,396
J.M. Smucker Co. (The)		3,807	235,082
Kellogg Co.		8,189	435,655
Kraft Foods, Inc., Class A		47,208	1,283,113
McCormick & Co., Inc.	†	4,418	159,622
Sara Lee Corp.		22,155	269,848
Tyson Foods, Inc., Class A	†	10,902	133,768
			5,249,191

Gas Utilities—0.1%
EQT Corp.	†	4,067	178,623
Nicor, Inc.	†	1,395	58,729
Questar Corp.		5,447	226,432
			463,784

Health Care Equipment & Supplies—2.0%
Baxter International, Inc.		19,287	1,131,761
Becton Dickinson and Co.	†	7,650	603,279
Boston Scientific Corp.	*	48,118	433,062
C.R. Bard, Inc.		3,108	242,113
CareFusion Corp.	*	5,412	135,354
DENTSPLY International, Inc.	†	4,513	158,722
Hospira, Inc.	*	5,127	261,477
Intuitive Surgical, Inc.	*	1,210	367,017
Medtronic, Inc.		35,433	1,558,344
St. Jude Medical, Inc.	*	10,673	392,553
Stryker Corp.	†	9,013	453,985
Varian Medical Systems, Inc.	*†	3,908	183,090
Zimmer Holdings, Inc.	*	6,839	404,253
			6,325,010

Health Care Providers & Services—2.1%
Aetna, Inc.		13,936	441,771
AmerisourceBergen Corp.		9,315	242,842
Cardinal Health, Inc.		11,475	369,954
CIGNA Corp.		8,692	306,567
Coventry Health Care, Inc.	*	4,426	107,508
DaVita, Inc.	*	3,244	190,553
Express Scripts, Inc.	*	8,775	758,599
Humana, Inc.	*	5,311	233,100
Laboratory Corp. of America Holdings	*†	3,448	258,048
McKesson Corp.		8,503	$531,437
Medco Health Solutions, Inc.	*	15,157	968,684
Patterson Cos., Inc.	*	2,852	79,799
Quest Diagnostics, Inc.	†	4,972	300,209
Tenet Healthcare Corp.	*	14,819	79,874
UnitedHealth Group, Inc.		37,198	1,133,795
WellPoint, Inc.	*	14,634	853,016
			6,855,756

Health Care Technology—0.0%
IMS Health, Inc.		6,032	127,034

Hotels, Restaurants & Leisure—1.4%
Carnival Corp.	*	13,990	443,343
Darden Restaurants, Inc.	†	4,663	163,531
International Game Technology		9,205	172,778
Marriott International, Inc., Class A	†	8,021	218,572
McDonald’s Corp.		34,414	2,148,810
Starbucks Corp.	*	23,547	542,994
Starwood Hotels & Resorts Worldwide, Inc.	†	5,831	213,240
Wyndham Worldwide Corp.		6,076	122,553
Wynn Resorts Ltd.		2,210	128,688
Yum! Brands, Inc.	†	14,903	521,158
			4,675,667

Household Durables—0.3%
Black & Decker Corp.		1,913	124,020
D.R. Horton, Inc.	†	7,975	86,688
Fortune Brands, Inc.		4,681	202,219
Harman International Industries, Inc.	†	2,000	70,560
Leggett & Platt, Inc.	†	5,276	107,630
Lennar Corp., Class A	†	5,349	68,307
Newell Rubbermaid, Inc.	†	8,318	124,853
Pulte Homes, Inc.	*†	11,419	114,190
Whirlpool Corp.		2,303	185,760
			1,084,227

Household Products—2.5%
Clorox Co.		4,438	270,718
Colgate-Palmolive Co.		15,954	1,310,621
Kimberly-Clark Corp.		13,257	844,604
Procter & Gamble Co. (The)		93,116	5,645,623
			8,071,566

Independent Power Producers & Energy Traders—0.2%
AES Corp. (The)	*	21,242	282,731
Constellation Energy Group, Inc.		6,423	225,897
			508,628

Industrial Conglomerates—2.2%
3M Co.		22,360	1,848,501
General Electric Co.		339,321	5,133,927
Textron, Inc.	†	8,220	154,618
			7,137,046

Insurance—2.4%
Aflac, Inc.		14,947	691,299
Allstate Corp. (The)		17,130	514,585
American International Group, Inc.	*†	4,555	136,559
AON Corp.		8,752	335,552
Assurant, Inc.		4,173	123,020
Chubb Corp.		11,179	549,783

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint 500
Stock Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Cincinnati Financial Corp.	†	5,643	$148,072
Genworth Financial, Inc., Class A	*	16,334	185,391
Hartford Financial Services Group, Inc.		12,245	284,819
Lincoln National Corp.		10,268	255,468
Loews Corp.		11,610	422,023
Marsh & McLennan Cos., Inc.		16,709	368,935
MetLife, Inc.		26,189	925,781
Principal Financial Group, Inc.	†	10,148	243,958
Progressive Corp. (The)	*	21,649	389,465
Prudential Financial, Inc.		14,804	736,647
Torchmark Corp.		2,839	124,774
Travelers Cos., Inc. (The)		17,446	869,858
Unum Group	†	10,342	201,876
XL Capital Ltd., Class A (Bermuda)		10,674	195,654
			7,703,519

Internet & Catalog Retail—0.6%
Amazon.com, Inc.	*	10,643	1,431,696
Expedia, Inc.	*†	6,542	168,195
priceline.com, Inc.	*	1,347	294,320
			1,894,211

Internet Software & Services—2.0%
Akamai Technologies, Inc.	*†	5,181	131,235
eBay, Inc.	*	35,905	845,204
Google, Inc., Class A	*	7,684	4,763,926
VeriSign, Inc.	*†	6,165	149,440
Yahoo! Inc.	*	38,121	639,670
			6,529,475

IT Services—1.6%
Affiliated Computer Services, Inc., Class A	*	2,977	177,697
Automatic Data Processing, Inc.		16,054	687,432
Cognizant Technology Solutions Corp., Class A	*	9,358	423,917
Computer Sciences Corp.	*	4,831	277,927
Fidelity National Information Services, Inc.		11,064	259,340
Fiserv, Inc.	*	4,834	234,352
Mastercard, Inc., Class A	†	3,068	785,347
Paychex, Inc.	†	10,243	313,846
SAIC, Inc.	*	9,268	175,536
Total System Services, Inc.	†	7,089	122,427
Visa, Inc., Class A		13,908	1,216,394
Western Union Co. (The)	†	22,394	422,127
			5,096,342

Leisure Equipment & Products—0.1%
Eastman Kodak Co.	*†	8,976	37,879
Hasbro, Inc.	†	4,244	136,063
Mattel, Inc.		11,270	225,174
			399,116

Life Sciences Tools & Services—0.4%
Life Technologies Corp.	*	5,618	293,428
Millipore Corp.	*	1,658	119,956
PerkinElmer, Inc.		4,019	82,751
Thermo Fisher Scientific, Inc.	*	13,046	622,164
Waters Corp.	*	2,974	184,269
			1,302,568

Machinery—1.6%
Caterpillar, Inc.	†	19,882	$1,133,075
Cummins, Inc.		6,431	294,926
Danaher Corp.	†	8,277	622,430
Deere & Co.		13,522	731,405
Dover Corp.		5,924	246,498
Eaton Corp.		5,280	335,914
Flowserve Corp.		1,701	160,795
Illinois Tool Works, Inc.		12,307	590,613
PACCAR, Inc.	†	11,597	420,623
Pall Corp.		3,958	143,280
Parker Hannifin Corp.		5,113	275,488
Snap-On, Inc.	†	1,846	78,012
Stanley Works (The)	†	2,596	133,720
			5,166,779

Media—2.8%
CBS Corp., Class B	†	21,597	303,438
Comcast Corp., Class A		91,004	1,534,327
DIRECTV, Class A	*†	30,041	1,001,867
Gannett Co., Inc.	†	7,093	105,331
Interpublic Group of Cos., Inc.	*†	16,092	118,759
McGraw-Hill Cos., Inc. (The)	†	10,038	336,373
Meredith Corp.	†	1,189	36,681
New York Times Co. (The), Class A	*	4,417	54,594
News Corp., Class A		71,921	984,599
Omnicom Group, Inc.		9,914	388,133
Scripps Networks Interactive, Inc., Class A		3,006	124,749
Time Warner Cable, Inc.	†	11,253	465,762
Time Warner, Inc.	†	37,239	1,085,144
Viacom, Inc., Class B	*	19,394	576,584
Walt Disney Co. (The)		61,344	1,978,344
Washington Post Co. (The), Class B		218	95,833
			9,190,518

Metals & Mining—1.1%
AK Steel Holding Corp.		4,204	89,755
Alcoa, Inc.	†	31,102	501,364
Allegheny Technologies, Inc.	†	2,902	129,922
Cliffs Natural Resources, Inc.	†	3,964	182,701
Freeport-McMoRan Copper & Gold, Inc.	*	13,671	1,097,645
Newmont Mining Corp.		15,671	741,395
Nucor Corp.	†	10,044	468,553
Titanium Metals Corp.	*†	2,725	34,117
United States Steel Corp.	†	4,478	246,827
			3,492,279

Multiline Retail—0.8%
Big Lots, Inc.	*†	2,659	77,058
Family Dollar Stores, Inc.		4,909	136,617
J.C. Penney Co., Inc.		7,892	210,006
Kohl’s Corp.	*	9,763	526,519
Macy’s, Inc.	†	13,148	220,361
Nordstrom, Inc.	†	5,299	199,136
Sears Holdings Corp.	*†	1,559	130,099
Target Corp.		24,060	1,163,782
			2,663,578

Multi-Utilities—1.4%
Ameren Corp.		7,282	203,532
CenterPoint Energy, Inc.		13,038	189,182
CMS Energy Corp.	†	6,770	106,018
Consolidated Edison, Inc.		8,775	398,648

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint 500
Stock Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Dominion Resources, Inc.		19,034	$740,803
DTE Energy Co.		5,148	224,401
Integrys Energy Group, Inc.	†	2,588	108,670
NiSource, Inc.	†	8,838	135,929
PG&E Corp.		11,841	528,701
Public Service Enterprise Group, Inc.		16,165	537,486
SCANA Corp.		3,301	124,382
Sempra Energy		7,832	438,435
TECO Energy, Inc.		7,055	114,432
Wisconsin Energy Corp.		4,032	200,915
Xcel Energy, Inc.		14,524	308,199
			4,359,733

Office Electronics—0.1%
Xerox Corp.	†	27,181	229,951

Oil, Gas & Consumable Fuels—9.4%
Anadarko Petroleum Corp.		15,692	979,495
Apache Corp.		10,743	1,108,355
Cabot Oil & Gas Corp.		3,632	158,319
Chesapeake Energy Corp.		20,491	530,307
Chevron Corp.		63,942	4,922,895
ConocoPhillips		47,493	2,425,467
Consol Energy, Inc.		5,753	286,499
Denbury Resources, Inc.	*†	7,357	108,884
Devon Energy Corp.		14,197	1,043,479
El Paso Corp.		21,905	215,326
EOG Resources, Inc.		8,054	783,654
Exxon Mobil Corp.		151,399	10,323,898
Hess Corp.		9,298	562,529
Marathon Oil Corp.		22,628	706,446
Massey Energy Co.	†	2,509	105,403
Murphy Oil Corp.		6,084	329,753
Noble Energy, Inc.		5,531	393,918
Occidental Petroleum Corp.		25,963	2,112,090
Peabody Energy Corp.		8,538	386,003
Pioneer Natural Resources Co.		3,476	167,439
Range Resources Corp.	†	4,920	245,262
Southwestern Energy Co.	*	11,000	530,200
Spectra Energy Corp.		20,616	422,834
Sunoco, Inc.	†	3,836	100,120
Tesoro Corp.	†	4,285	58,062
Valero Energy Corp.		17,934	300,394
Williams Cos., Inc. (The)		18,597	392,025
XTO Energy, Inc.		18,554	863,318
			30,562,374

Paper & Forest Products—0.3%
International Paper Co.		13,803	369,644
MeadWestvaco Corp.		5,178	148,246
Weyerhaeuser Co.		6,733	290,462
			808,352

Personal Products—0.3%
Avon Products, Inc.		13,632	429,408
Estee Lauder Cos., Inc. (The), Class A	†	3,672	177,578
Mead Johnson Nutrition Co., Class A	†	6,117	267,313
			874,299

Pharmaceuticals—6.3%
Abbott Laboratories		49,514	2,673,261
Allergan, Inc.		9,828	619,262
Bristol-Myers Squibb Co.	†	55,255	1,395,189
Eli Lilly & Co.		32,358	$1,155,504
Forest Laboratories, Inc.	*	9,614	308,706
Johnson & Johnson		87,932	5,663,700
King Pharmaceuticals, Inc.	*†	7,229	88,700
Merck & Co., Inc.		97,345	3,556,986
Mylan, Inc.	*†	9,791	180,448
Pfizer, Inc.		257,181	4,678,122
Watson Pharmaceuticals, Inc.	*	3,165	125,366
			20,445,244

Professional Services—0.2%
Dun & Bradstreet Corp.		1,587	133,895
Equifax, Inc.		4,486	138,573
Monster Worldwide, Inc.	*	4,065	70,731
Robert Half International, Inc.	†	5,293	141,482
			484,681

Real Estate Investment Trusts (REITs)—1.2%
Apartment Investment & Management Co., Class A REIT	†	3,454	54,988
AvalonBay Communities, Inc. REIT	†	2,492	204,618
Boston Properties, Inc. REIT	†	4,416	296,181
Equity Residential REIT		8,727	294,798
HCP, Inc. REIT	†	9,339	285,213
Health Care REIT, Inc. REIT		4,035	178,831
Host Hotels & Resorts, Inc. REIT	*	19,289	225,103
Kimco Realty Corp. REIT		13,174	178,244
Plum Creek Timber Co., Inc. REIT	†	5,574	210,474
ProLogis REIT	†	15,475	211,853
Public Storage REIT		4,324	352,190
Simon Property Group, Inc. REIT	†	9,111	727,058
Ventas, Inc. REIT		4,896	214,151
Vornado Realty Trust REIT	†	4,999	349,630
			3,783,332

Real Estate Management & Development—0.0%
CB Richard Ellis Group, Inc., Class A	*†	9,194	124,763

Road & Rail—1.0%
Burlington Northern Santa Fe Corp.		8,374	825,844
CSX Corp.		12,529	607,531
Norfolk Southern Corp.		11,750	615,935
Ryder System, Inc.		1,762	72,542
Union Pacific Corp.	†	16,136	1,031,090
			3,152,942

Semiconductors & Semiconductor Equipment—2.5%
Advanced Micro Devices, Inc.	*†	17,355	167,996
Altera Corp.	†	9,193	208,038
Analog Devices, Inc.		9,288	293,315
Applied Materials, Inc.		42,616	594,067
Broadcom Corp., Class A	*	13,772	433,129
Intel Corp.		176,116	3,592,766
KLA-Tencor Corp.		5,322	192,444
Linear Technology Corp.	†	6,936	211,825
LSI Corp.	*	19,354	116,318
MEMC Electronic Materials, Inc.	*	7,971	108,565
Microchip Technology, Inc.	†	5,876	170,757
Micron Technology, Inc.	*†	26,944	284,529
National Semiconductor Corp.	†	7,438	114,248

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint 500
Stock Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Novellus Systems, Inc.	*	3,117	$72,751
NVIDIA Corp.	*†	17,446	325,891
Teradyne, Inc.	*†	6,358	68,221
Texas Instruments, Inc.		40,363	1,051,860
Xilinx, Inc.		8,854	221,881
			8,228,601

Software—4.3%
Adobe Systems, Inc.	*	16,778	617,095
Autodesk, Inc.	*†	7,352	186,814
BMC Software, Inc.	*	5,758	230,896
CA, Inc.		12,683	284,860
Citrix Systems, Inc.	*†	5,854	243,585
Compuware Corp.	*	9,006	65,113
Electronic Arts, Inc.	*†	10,046	178,317
Intuit, Inc.	*†	10,297	316,221
McAfee, Inc.	*	5,048	204,797
Microsoft Corp.		246,249	7,508,132
Novell, Inc.	*	11,821	49,057
Oracle Corp.		125,099	3,069,930
Red Hat, Inc.	*	5,716	176,625
Salesforce.com, Inc.	*†	3,516	259,375
Symantec Corp.	*	26,008	465,283
			13,856,100

Specialty Retail—1.9%
Abercrombie & Fitch Co., Class A		2,804	97,719
AutoNation, Inc.	*†	3,434	65,761
AutoZone, Inc.	*†	966	152,696
Bed Bath & Beyond, Inc.	*†	8,349	322,522
Best Buy Co., Inc.		10,902	430,193
GameStop Corp., Class A	*†	4,873	106,914
Gap, Inc. (The)		15,228	319,027
Home Depot, Inc.		54,570	1,578,710
Limited Brands, Inc.		8,268	159,076
Lowe’s Cos., Inc.		47,282	1,105,926
Office Depot, Inc.	*	8,714	56,205
O’Reilly Automotive, Inc.	*†	4,154	158,350
RadioShack Corp.		3,908	76,206
Ross Stores, Inc.	†	3,787	161,743
Sherwin-Williams Co. (The)	†	3,050	188,033
Staples, Inc.		23,080	567,537
Tiffany & Co.		3,768	162,024
TJX Cos., Inc.		13,539	494,850
			6,203,492

Textiles, Apparel & Luxury Goods—0.5%
Coach, Inc.		10,146	370,634
NIKE, Inc., Class B		12,432	821,382
Polo Ralph Lauren Corp.	†	1,954	158,235
V.F. Corp.		2,834	207,562
			1,557,813

Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.		14,713	202,009
People’s United Financial, Inc.	†	10,841	181,045
			383,054

Tobacco—1.5%
Altria Group, Inc.		66,299	1,301,449
Lorillard, Inc.		5,271	422,892
Philip Morris International, Inc.		60,753	$2,927,687
Reynolds American, Inc.		5,384	285,191
			4,937,219

Trading Companies & Distributors—0.1%
Fastenal Co.	†	4,379	182,342
W.W. Grainger, Inc.		1,952	189,012
			371,354

Wireless Telecommunication Services—0.3%
American Tower Corp., Class A	*	12,605	544,662
MetroPCS Communications, Inc.	*†	8,843	67,472
Sprint Nextel Corp.	*	94,690	346,565
			958,699

TOTAL COMMON STOCKS
(Cost $236,371,825)			316,727,745

Coupon Rate	Maturity Date		Face	Value

U.S. TREASURY OBLIGATIONS—0.1%

U.S. Treasury Bills—0.1%
U.S. Treasury Bill
0.023%	03/11/2010	‡‡
(Cost $459,979)			$460,000	459,971

			Shares	Value

CASH EQUIVALENTS—11.3%

Institutional Money Market Funds—11.3%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class			5,827,174	5,827,174
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class		††	5,835,677	5,835,677
Fidelity Institutional Money Market: Prime Money Market Portfolio— Institutional Class		††	6,200,000	6,200,000
Short-Term Investments Trust Liquid Assets Portfolio		††	6,200,000	6,200,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class		††	6,187,903	6,187,902
Wells Fargo Advantage Heritage Money Market Fund—Select Class		††	6,200,000	6,200,000

TOTAL CASH EQUIVALENTS
(Cost $36,450,753)				36,450,753

TOTAL INVESTMENTS—109.3%
(Cost $273,282,557)				353,638,469
Other assets less liabilities—(9.3%)				(30,122,939)

NET ASSETS—100.0%				$323,515,530

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint 500
Stock Index Fund

Notes to the Schedule of Investments:
REIT	Real Estate Investment Trust
†	Denotes all or a portion of the security on loan.
*	Non-income producing.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint Broad
Market Index Fund

		Shares	Value

COMMON STOCKS—98.9%

Aerospace & Defense—2.2%
AAR Corp.	*	1,489	$34,217
Alliant Techsystems, Inc.	*†	1,550	136,818
American Science & Engineering, Inc.		435	32,990
Applied Signal Technology, Inc.	†	1,237	23,862
BE Aerospace, Inc.	*†	2,393	56,235
Boeing Co. (The)		24,518	1,327,159
Ceradyne, Inc.	*†	1,867	35,865
Cubic Corp.		476	17,755
Curtiss-Wright Corp.		2,112	66,148
Esterline Technologies Corp.	*	1,049	42,768
GenCorp, Inc.	*†	1,629	11,403
General Dynamics Corp.		13,610	927,794
Goodrich Corp.		4,882	313,668
HEICO Corp., Class A		878	31,573
Hexcel Corp.	*†	4,757	61,746
Honeywell International, Inc.		26,085	1,022,532
ITT Corp.		6,885	342,460
Kratos Defense & Security Solutions, Inc.	*	239	2,521
L-3 Communications Holdings, Inc.		5,024	436,837
Ladish Co., Inc.	*†	900	13,572
Lockheed Martin Corp.		12,495	941,498
Moog, Inc., Class A	*	1,446	42,267
Northrop Grumman Corp.		10,323	576,540
Orbital Sciences Corp.	*	2,123	32,397
Precision Castparts Corp.		5,136	566,758
Raytheon Co.		15,092	777,540
Rockwell Collins, Inc.		6,041	334,430
Spirit Aerosystems Holdings, Inc., Class A	*	2,103	41,766
Stanley, Inc.	*	911	24,971
Taser International, Inc.	*	2,292	10,039
Teledyne Technologies, Inc.	*	1,228	47,106
Triumph Group, Inc.		822	39,661
United Technologies Corp.		32,676	2,268,041
			10,640,937

Air Freight & Logistics—0.6%
Air T, Inc.		1,352	13,074
Atlas Air Worldwide Holdings, Inc.	*	600	22,350
C.H. Robinson Worldwide, Inc.		6,357	373,347
Expeditors International of Washington, Inc.		8,772	304,651
FedEx Corp.		10,275	857,449
Forward Air Corp.	†	1,431	35,846
HUB Group, Inc., Class A	*†	2,400	64,392
Pacer International, Inc.	*†	1,664	5,258
United Parcel Service, Inc., Class B		22,043	1,264,607
UTi Worldwide, Inc. (Virgin Islands, British)		2,208	31,619
			2,972,593

Airlines—0.2%
AirTran Holdings, Inc.	*†	3,168	16,537
Alaska Air Group, Inc.	*	1,343	46,414
AMR Corp.	*†	6,672	51,575
Continental Airlines, Inc., Class B	*†	2,723	48,796
Delta Air Lines, Inc.	*†	25,505	$290,247
ExpressJet Holdings, Inc.	*	263	1,268
JetBlue Airways Corp.	*†	6,414	34,956
Mesa Air Group, Inc.	*	847	102
Skywest, Inc.		2,390	40,439
Southwest Airlines Co.		30,863	352,764
UAL Corp.	*†	3,500	45,185
US Airways Group, Inc.	*†	8,660	41,914
			970,197

Auto Components—0.3%
American Axle & Manufacturing Holdings, Inc.	*†	2,113	16,946
Amerigon, Inc.	*†	2,107	16,730
ArvinMeritor, Inc.	*	2,791	31,203
BorgWarner, Inc.	†	4,548	151,085
Cooper Tire & Rubber Co.	†	3,066	61,473
Dana Holding Corp.	*	2,450	26,558
Fuel Systems Solutions, Inc.	*	769	31,714
Gentex Corp.	†	6,594	117,703
Goodyear Tire & Rubber Co. (The)	*	7,281	102,662
Johnson Controls, Inc.		18,909	515,081
Modine Manufacturing Co.	*†	1,208	14,303
Quantum Fuel Systems Technologies Worldwide, Inc.	*†	2,809	3,118
Shiloh Industries, Inc.	*	1,441	7,637
Strattec Security Corp.	*	123	2,275
Superior Industries International, Inc.	†	1,102	16,861
Tenneco, Inc.	*	1,600	28,368
TRW Automotive Holdings Corp.	*	900	21,492
WABCO Holdings, Inc.		2,354	60,710
			1,225,919

Automobiles—0.3%
Ford Motor Co.	*†	122,116	1,221,160
Harley-Davidson, Inc.	†	9,017	227,228
Thor Industries, Inc.		1,221	38,340
Winnebago Industries, Inc.	*†	1,432	17,470
			1,504,198

Beverages—2.2%
Brown-Forman Corp., Class B		4,876	261,207
Central European Distribution Corp. (Poland)	*	652	18,523
Coca-Cola Bottling Co. Consolidated	†	437	23,607
Coca-Cola Co. (The)		86,130	4,909,410
Coca-Cola Enterprises, Inc.		10,775	228,430
Constellation Brands, Inc., Class A	*	8,096	128,969
Dr. Pepper Snapple Group, Inc.		9,896	280,057
Hansen Natural Corp.	*	2,680	102,912
Molson Coors Brewing Co., Class B		5,822	262,922
Pepsi Bottling Group, Inc.		5,377	201,637
PepsiAmericas, Inc.		3,031	88,687
PepsiCo, Inc.		63,386	3,853,869
			10,360,230

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Broad
Market Index Fund

		Shares	Value

COMMON STOCKS—(Continued)

Biotechnology—1.8%
Aastrom Biosciences, Inc.	*	3,289	$1,011
Abraxis Bioscience, Inc.	*†	439	17,801
Acorda Therapeutics, Inc.	*	674	16,998
Alexion Pharmaceuticals, Inc.	*	2,350	114,727
Alkermes, Inc.	*	3,579	33,678
Allos Therapeutics, Inc.	*	3,978	26,135
Alnylam Pharmaceuticals, Inc.	*	2,390	42,112
AMAG Pharmaceuticals, Inc.	*	834	31,717
Amgen, Inc.	*	42,692	2,415,086
Amylin Pharmaceuticals, Inc.	*	4,036	57,271
Anadys Pharmaceuticals, Inc.	*	3,242	6,841
Antigenics, Inc.	*	1,707	1,093
ARCA Biopharma, Inc.	*†	57	186
Arena Pharmaceuticals, Inc.	*†	1,439	5,108
Ariad Pharmaceuticals, Inc.	*	1,662	3,789
Arqule, Inc.	*	864	3,188
Array Biopharma, Inc.	*†	4,333	12,176
AVI BioPharma, Inc.	*†	2,400	3,504
Avigen, Inc.	*†‡	1,009	1,332
Biogen Idec, Inc.	*	10,173	544,256
BioMarin Pharmaceutical, Inc.	*†	3,587	67,471
Biosante Pharmaceuticals, Inc.	*	300	435
Celera Corp.	*†	3,028	20,924
Celgene Corp.	*	19,373	1,078,689
Cell Therapeutics, Inc.	*†	34	39
Celldex Therapeutics, Inc.	*	429	2,008
Cephalon, Inc.	*†	2,647	165,199
Cepheid, Inc.	*†	4,930	61,526
Clinical Data, Inc.	*†	1,998	36,484
Cubist Pharmaceuticals, Inc.	*	1,762	33,425
CytRx Corp.	*†	4,200	4,704
Dendreon Corp.	*	4,737	124,488
Emergent Biosolutions, Inc.	*	1,319	17,925
Entremed, Inc.	*	1,390	1,112
Enzon Pharmaceuticals, Inc.	*†	1,765	18,585
EPIX Pharmaceuticals, Inc.	*	640	8
Exact Sciences Corp.	*	1,250	4,238
Exelixis, Inc.	*†	2,695	19,862
Facet Biotech Corp.	*†	768	13,501
Genaera Corp.	*‡d	797	—
Genomic Health, Inc.	*†	1,284	25,115
Genzyme Corp.	*	10,347	507,106
Geron Corp.	*†	4,719	26,190
Gilead Sciences, Inc.	*	38,028	1,645,852
GTC Biotherapeutics, Inc.	*	398	295
GTx, Inc.	*†	200	840
Halozyme Therapeutics, Inc.	*	6,362	37,345
Hemispherx Biopharma, Inc.	*†	920	515
Human Genome Sciences, Inc.	*†	5,938	181,703
Immunogen, Inc.	*†	1,323	10,399
Immunomedics, Inc.	*	2,141	6,873
Incyte Corp. Ltd.	*†	3,102	28,259
InterMune, Inc.	*†	1,586	20,681
Isis Pharmaceuticals, Inc.	*	2,216	24,598
Keryx Biopharmaceuticals, Inc.	*†	5,221	13,053
Lexicon Pharmaceuticals, Inc.	*†	2,343	3,983
Ligand Pharmaceuticals, Inc., Class B	*	4,898	10,629
MannKind Corp.	*†	4,492	39,350
Martek Biosciences Corp.	*	1,148	21,743
Maxygen, Inc.	*	1,231	7,497
Medivation, Inc.	*†	1,731	65,172
Momenta Pharmaceuticals, Inc.	*	2,618	33,013
Myriad Genetics, Inc.	*	4,124	107,636
Myriad Pharmaceuticals, Inc.	*†	1,031	5,186
Nabi Biopharmaceuticals	*	1,995	$9,776
Neurobiological Technologies, Inc.	*	448	52
Neurocrine Biosciences, Inc.	*	1,479	4,023
Novavax, Inc.	*†	1,550	4,123
NPS Pharmaceuticals, Inc.	*	1,660	5,644
Onyx Pharmaceuticals, Inc.	*†	1,361	39,932
Orthologic Corp.	*	1,516	1,092
OSI Pharmaceuticals, Inc.	*†	1,329	41,239
Osiris Therapeutics, Inc.	*	1,402	10,010
PDL BioPharma, Inc.	†	3,841	26,349
Peregrine Pharmaceuticals, Inc.	*†	1,823	5,396
Pharmasset, Inc.	*†	1,946	40,282
Poniard Pharmaceuticals, Inc.	*†	396	725
Progenics Pharmaceuticals, Inc.	*†	793	3,521
Regeneron Pharmaceuticals, Inc.	*	2,632	63,642
Rigel Pharmaceuticals, Inc.	*†	1,882	17,898
RXi Pharmaceuticals Corp.	*	209	957
Savient Pharmaceuticals, Inc.	*	1,538	20,932
Sciclone Pharmaceuticals, Inc.	*	1,700	3,961
SIGA Technologies, Inc.	*†	4,649	26,964
Targeted Genetics Corp.	*	626	175
Telik, Inc.	*	1,748	1,336
Theravance, Inc.	*†	3,224	42,138
Trimeris, Inc.	*	1,214	3,181
United Therapeutics Corp.	*†	1,828	96,244
Vanda Pharmaceuticals, Inc.	*†	2,680	30,123
Vertex Pharmaceuticals, Inc.	*†	5,197	222,691
Vion Pharmaceuticals, Inc.	*	450	61
XOMA Ltd.	*	4,976	3,477
Zymogenetics, Inc.	*	2,343	14,972
			8,572,581

Building Products—0.1%
American Woodmark Corp.		800	15,744
Ameron International Corp.	†	542	34,395
Apogee Enterprises, Inc.	†	1,250	17,500
Gibraltar Industries, Inc.	*†	1,188	18,687
Griffon Corp.	*	1,288	15,739
Jewett-Cameron Trading Ltd.	*	1,575	10,789
Lennox International, Inc.	†	2,437	95,140
Masco Corp.		15,650	216,127
NCI Building Systems, Inc.	*	1,232	2,230
Owens Corning, Inc.	*	1,100	28,204
Quanex Building Products Corp.		1,671	28,357
Simpson Manufacturing Co., Inc.	†	2,084	56,039
Trex Co., Inc.	*†	731	14,328
U.S. Home Systems, Inc.	*	1,291	3,279
Universal Forest Products, Inc.		1,121	41,264
USG Corp.	*†	3,348	47,039
			644,861

Capital Markets—2.7%
Affiliated Managers Group, Inc.	*†	1,354	91,192
Ameriprise Financial, Inc.		9,235	358,503
Bank of New York Mellon Corp. (The)		47,752	1,335,624
BGC Partners, Inc., Class A		7,270	33,587
BlackRock, Inc.	†	1,892	439,322
Calamos Asset Management, Inc., Class A		1,800	20,754
Charles Schwab Corp. (The)		37,877	712,845
Deerfield Capital Corp.	*	342	1,573
Diamond Hill Investment Group, Inc.		331	21,260
E*Trade Financial Corp.	*	14,978	26,212

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Broad
Market Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Eaton Vance Corp.	†	5,282	$160,626
Federated Investors, Inc., Class B	†	3,745	102,988
Franklin Resources, Inc.		7,589	799,501
GAMCO Investors, Inc., Class A	†	558	26,946
GFI Group, Inc.		2,520	11,516
GLG Partners, Inc.	*†	9,550	30,751
Goldman Sachs Group, Inc. (The)		20,494	3,460,207
Greenhill & Co., Inc.	†	495	39,719
International Assets Holding Corp.	*	507	7,372
Invesco Ltd.		16,610	390,169
Investment Technology Group, Inc.	*†	2,078	40,937
Janus Capital Group, Inc.	†	6,411	86,228
Jefferies Group, Inc.	*†	4,678	111,009
KBW, Inc.	*	1,604	43,886
Kent Financial Services, Inc.	*	2,200	3,454
Knight Capital Group, Inc., Class A	*	4,630	71,302
LaBranche & Co., Inc.	*	2,588	7,350
Legg Mason, Inc.	†	5,850	176,436
Morgan Stanley		50,327	1,489,679
Northern Trust Corp.		8,495	445,138
optionsXpress Holdings, Inc.		1,914	29,571
Piper Jaffray Cos.	*	963	48,737
Raymond James Financial, Inc.		3,472	82,530
Safeguard Scientifics, Inc.	*	678	6,990
SEI Investments Co.		5,918	103,683
Siebert Financial Corp.	*	1,469	3,393
State Street Corp.		19,892	866,098
Stifel Financial Corp.	*†	1,588	94,073
SWS Group, Inc.	†	1,323	16,008
T. Rowe Price Group, Inc.	†	11,032	587,454
TD Ameritrade Holding Corp.	*	13,211	256,029
Teton Advisors, Inc., Class B	*†‡	8	128
TradeStation Group, Inc.	*†	1,690	13,334
Virtus Investment Partners, Inc.	*	210	3,339
Waddell & Reed Financial, Inc., Class A	†	3,971	121,274
Westwood Holdings Group, Inc.	†	1,027	37,321
			12,816,048

Chemicals—2.1%
A. Schulman, Inc.	†	1,444	29,140
Air Products & Chemicals, Inc.		8,040	651,722
Airgas, Inc.		3,075	146,370
Albemarle Corp.	†	3,712	135,005
Ampal-American Israel Corp., Class A (Israel)	*†	1,391	3,756
Arch Chemicals, Inc.		1,211	37,396
Ashland, Inc.		3,276	129,795
Cabot Corp.		2,693	70,637
Calgon Carbon Corp.	*	3,184	44,258
Celanese Corp., Class A		5,993	192,375
CF Industries Holdings, Inc.		2,332	211,699
Cytec Industries, Inc.	†	1,644	59,875
Dow Chemical Co. (The)		42,556	1,175,822
E.I. Du Pont de Nemours & Co.		35,437	1,193,164
Eastman Chemical Co.		3,211	193,431
Ecolab, Inc.		6,657	296,769
Ferro Corp.		1,818	14,980
FMC Corp.	†	3,336	$186,015
Georgia Gulf Corp.	*	50	869
H.B. Fuller Co.		2,570	58,468
Huntsman Corp.		2,600	29,354
International Flavors & Fragrances, Inc.		3,885	159,829
Intrepid Potash, Inc.	*†	1,172	34,187
Koppers Holdings, Inc.	†	1,582	48,156
Kronos Worldwide, Inc.	*†	1,131	18,379
Landec Corp.	*	986	6,153
LSB Industries, Inc.	*	1,411	19,895
Lubrizol Corp.		1,819	132,696
Minerals Technologies, Inc.		868	47,280
Monsanto Co.		21,746	1,777,736
Mosaic Co. (The)		5,740	342,850
Nalco Holding Co.		3,074	78,418
NewMarket Corp.	†	378	43,383
NL Industries, Inc.	†	2,111	14,650
Olin Corp.	†	2,796	48,986
OM Group, Inc.	*†	1,147	36,004
Omnova Solutions, Inc.	*	6,478	39,710
Penford Corp.	†	785	6,822
PolyOne Corp.	*	2,862	21,379
PPG Industries, Inc.		5,657	331,161
Praxair, Inc.		12,623	1,013,753
Quaker Chemical Corp.		483	9,969
RPM International, Inc.		4,832	98,235
Scotts Miracle-Gro Co. (The), Class A		1,662	65,333
Sensient Technologies Corp.		2,027	53,310
Sigma-Aldrich Corp.		4,956	250,427
Spartech Corp.	†	1,451	14,887
Stepan Co.	†	556	36,034
Terra Industries, Inc.		2,513	80,893
Valhi, Inc.		511	7,139
Valspar Corp.	†	3,724	101,069
W.R. Grace & Co.	*†	4,200	106,470
Zep, Inc.		936	16,212
			9,922,305

Commercial Banks—2.7%
1st Source Corp.	†	1,180	18,986
Alliance Bankshares Corp.	*	744	2,120
Amcore Financial, Inc.	*†	1,352	1,676
Associated Banc-Corp	†	5,110	56,261
BancFirst Corp.	†	642	23,780
BancorpSouth, Inc.	†	3,611	84,714
BancTrust Financial Group, Inc.	†	1,600	4,592
Bank of Hawaii Corp.	†	1,898	89,320
BB&T Corp.	†	25,584	649,066
BOK Financial Corp.	†	1,765	83,873
Boston Private Financial Holdings, Inc.	†	1,297	7,484
Bryn Mawr Bank Corp.	†	1,058	15,965
Capital Bank Corp.		1,282	4,936
Capital City Bank Group, Inc.		1,113	15,404
CapitalSource, Inc.		4,975	19,751
Cardinal Financial Corp.		1,142	9,981
Cascade Bancorp	*	2,191	1,512
Cascade Financial Corp.	†	1,063	2,360
Cathay General Bancorp	†	2,082	15,719
Catskill Litigation Trust	*‡d	582	—
Central Pacific Financial Corp.	*†	929	1,217
Chemical Financial Corp.	†	1,552	36,596
Citizens Republic Bancorp, Inc.	*	4,000	2,760
City Bank/Washington	*†	1,645	2,862
City Holding Co.	†	250	8,082
City National Corp./California	†	1,548	70,589

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Broad
Market Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
CoBiz Financial, Inc.		1,063	$5,049
Comerica, Inc.		5,587	165,208
Commerce Bancshares, Inc./Missouri		2,471	95,677
Community Bank System, Inc.	†	1,402	27,073
Community Trust Bancorp, Inc.	†	665	16,259
Cullen/Frost Bankers, Inc.	†	2,502	125,100
CVB Financial Corp.	†	4,084	35,286
East West Bancorp, Inc.	†	2,200	34,760
Eastern Virginia Bankshares, Inc.		700	4,970
Fidelity Southern Corp.	*	1,413	5,087
Fifth Third Bancorp		20,084	195,819
Financial Institutions, Inc.		749	8,823
First BanCorp. (Puerto Rico)	†	3,246	7,466
First Bancorp/North Carolina	†	643	8,983
First Busey Corp.		2,407	9,363
First Citizens BancShares, Inc./North Carolina, Class A		254	41,659
First Commonwealth Financial Corp.		2,619	12,178
First Financial Bancorp	†	1,895	27,591
First Financial Bankshares, Inc.	†	333	18,059
First Horizon National Corp.	*†	8,215	110,083
First Merchants Corp.	†	874	5,192
First Midwest Bancorp, Inc./Illinois	†	2,002	21,802
First of Long Island Corp. (The)	†	986	24,896
FirstMerit Corp.	†	3,950	79,553
FNB Corp./Pennsylvania	†	3,344	22,706
Frontier Financial Corp.	*†	225	790
Fulton Financial Corp.	†	6,533	56,968
Glacier Bancorp, Inc.	†	1,771	24,298
Guaranty Bancorp	*†	5,300	6,996
Hancock Holding Co.		1,041	45,585
Hanmi Financial Corp.	*†	3,600	4,320
Harleysville National Corp.		1,599	10,298
Heritage Financial Corp./Washington		332	4,575
Home Bancshares, Inc./Arkansas	†	1,064	25,610
Huntington Bancshares, Inc./Ohio		13,268	48,428
IBERIABANK Corp.		966	51,980
Independent Bank Corp./Massachusetts	†	874	18,258
Independent Bank Corp./Michigan	†	2,079	1,497
Integra Bank Corp.		848	628
International Bancshares Corp.		3,248	61,485
KeyCorp	†	27,431	152,242
M&T Bank Corp.	†	3,305	221,071
Marshall & Ilsley Corp.		8,572	46,717
MB Financial, Inc.	†	931	18,359
Merchants Bancshares, Inc.		571	12,927
Midsouth Bancorp, Inc.		522	7,256
MidWestOne Financial Group, Inc.		552	4,830
National Penn Bancshares, Inc.	†	2,758	15,969
NBT Bancorp, Inc.	†	1,000	20,370
Northern States Financial Corp.	*	772	3,107
Old National Bancorp/Indiana	†	3,552	44,151
Pacific Capital Bancorp	†	1,724	1,655
Pacific Premier Bancorp, Inc.	*	976	3,299
PacWest Bancorp		894	$18,014
Park National Corp.	†	728	42,865
Peoples Bancorp, Inc./Ohio		814	7,879
Peoples Financial Corp./Mississippi	†	883	17,943
Pinnacle Financial Partners, Inc.	*†	1,818	25,852
PNC Financial Services Group, Inc.		17,221	909,097
Popular, Inc. (Puerto Rico)		10,296	23,269
PrivateBancorp, Inc.	†	1,200	10,764
Prosperity Bancshares, Inc.	†	2,300	93,081
Regions Financial Corp.	†	41,501	219,540
Republic Bancorp, Inc./Kentucky, Class A	†	1,603	33,022
Royal Bancshares of Pennsylvania, Inc., Class A	*	882	1,147
S&T Bancorp, Inc.	†	955	16,245
Sandy Spring Bancorp, Inc.	†	344	3,058
Santander BanCorp (Puerto Rico)	*	1,280	15,718
Shore Bancshares, Inc.		826	11,944
Signature Bank/New York	*	1,900	60,610
Simmons First National Corp., Class A		911	25,326
South Financial Group, Inc. (The)		2,799	1,805
Sterling Bancorp/New York	†	1,476	10,539
Sterling Bancshares, Inc./Texas	†	2,422	12,425
Sterling Financial Corp./Washington	*†	2,577	1,598
Suffolk Bancorp	†	1,100	32,670
SunTrust Banks, Inc.		19,144	388,432
Superior Bancorp	*†	223	734
Susquehanna Bancshares, Inc.	†	2,932	17,269
SVB Financial Group	*	1,437	59,909
Synovus Financial Corp.	†	10,920	22,386
TCF Financial Corp.	†	6,104	83,136
Texas Capital Bancshares, Inc.	*	2,821	39,381
Tompkins Financial Corp.	†	665	26,932
TowneBank/Virginia	†	1,406	16,422
Trustmark Corp.		2,435	54,885
U.S. Bancorp		76,378	1,719,269
UMB Financial Corp.	†	1,211	47,653
Umpqua Holdings Corp.	†	1,151	15,435
United Bankshares, Inc.	†	2,134	42,616
United Community Banks, Inc./Georgia	*	2,272	7,702
Valley National Bancorp		5,962	84,243
W Holding Co., Inc. (Puerto Rico)	†	161	3,687
Washington Trust Bancorp, Inc.	†	500	7,790
Webster Financial Corp.	†	2,393	28,405
Wells Fargo & Co.		186,153	5,024,269
WesBanco, Inc.		1,699	20,966
Westamerica Bancorporation	†	1,628	90,142
Western Alliance Bancorp	*	1,400	5,292
Whitney Holding Corp./Louisiana	†	2,371	21,600
Wilmington Trust Corp.	†	3,204	39,537
Wintrust Financial Corp.	†	1,017	31,313
Zions Bancorporation	†	5,053	64,830
			12,810,563

Commercial Services & Supplies—0.7%
ABM Industries, Inc.	†	2,291	47,332
ACCO Brands Corp.	*†	1,319	9,602
APAC Customer Services, Inc.	*	1,972	11,753

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Broad
Market Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
ATC Technology Corp.	*†	603	$14,382
Avery Dennison Corp.		3,924	143,187
Bowne & Co., Inc.		1,632	10,902
Brink’s Co. (The)		2,084	50,725
Cenveo, Inc.	*†	4,741	41,484
Cintas Corp.		5,365	139,758
Clean Harbors, Inc.	*	1,207	71,949
Consolidated Graphics, Inc.	*	776	27,176
Copart, Inc.	*†	3,582	131,209
Corrections Corp. of America	*	5,700	139,935
Courier Corp.		424	6,042
Covanta Holding Corp.	*†	4,185	75,707
Deluxe Corp.	†	2,098	31,029
EnergySolutions, Inc.	†	4,049	34,376
Ennis, Inc.		695	11,669
G&K Services, Inc., Class A	†	1,008	25,331
Geo Group, Inc. (The)	*†	2,456	53,737
Healthcare Services Group, Inc.	†	3,735	80,153
Herman Miller, Inc.	†	3,155	50,417
HNI Corp.		2,512	69,407
Interface, Inc., Class A		3,357	27,897
Iron Mountain, Inc.	*	7,146	162,643
Kimball International, Inc., Class B		1,500	12,780
Knoll, Inc.	†	2,701	27,901
M&F Worldwide Corp.	*	780	30,810
McGrath Rentcorp	†	916	20,482
Mine Safety Appliances Co.	†	1,444	38,309
Mobile Mini, Inc.	*†	2,000	28,180
Perma-Fix Environmental Services, Inc.	*	5,502	12,490
Pitney Bowes, Inc.		9,192	209,210
R.R. Donnelley & Sons Co.		8,887	197,913
Republic Services, Inc.		13,363	378,307
Rollins, Inc.		991	19,106
Standard Register Co. (The)	†	1,650	8,415
Steelcase, Inc., Class A		1,992	12,669
Stericycle, Inc.	*†	3,138	173,123
Sykes Enterprises, Inc.	*†	1,423	36,244
Tetra Tech, Inc.	*	2,114	57,437
TRC Cos., Inc.	*	327	978
United Stationers, Inc.	*†	1,278	72,654
Viad Corp.	†	937	19,330
Virco Mfg. Corp.		799	2,916
Waste Connections, Inc.	*	2,362	78,749
Waste Management, Inc.		18,020	609,256
			3,515,061

Communications Equipment—2.4%
3Com Corp.	*	14,501	108,757
ADC Telecommunications, Inc.	*†	4,773	29,640
ADTRAN, Inc.	†	3,197	72,092
Alliance Fiber Optic Products, Inc.		4,817	5,780
AltiGen Communications, Inc.	*	4,109	4,109
Anaren, Inc.	*	813	12,236
Arris Group, Inc.	*	3,613	41,297
Bel Fuse, Inc., Class A		545	10,595
Black Box Corp.	†	865	24,514
Blonder Tongue Laboratories, Inc.	*	2,285	2,605
Blue Coat Systems, Inc.	*†	1,072	30,595
Brocade Communications Systems, Inc.	*	14,008	106,881
Ciena Corp.	*†	5,950	64,498
Cisco Systems, Inc.	*	233,150	$5,581,611
CommScope, Inc.	*	2,812	74,602
Comtech Telecommunications Corp.	*†	1,350	47,318
Digi International, Inc.	*	1,976	18,021
Ditech Networks, Inc.	*	1,360	1,754
EchoStar Corp., Class A	*	1,877	37,803
Emcore Corp.	*†	1,219	1,304
EMS Technologies, Inc.	*	960	13,920
Emulex Corp.	*	3,408	37,147
EndWave Corp.	*	911	2,223
Extreme Networks, Inc.	*	4,491	12,889
F5 Networks, Inc.	*	2,664	141,139
Finisar Corp.	*†	856	7,636
Harmonic, Inc.	*	2,820	17,851
Harris Corp.		6,090	289,580
Harris Stratex Networks, Inc.	*	2,182	15,078
Infinera Corp.	*†	4,191	37,174
InterDigital, Inc.	*†	2,803	74,392
Ixia	*	2,330	17,335
JDS Uniphase Corp.	*	7,444	61,413
Juniper Networks, Inc.	*	17,553	468,139
KVH Industries, Inc.	*	375	5,531
Motorola, Inc.	*	84,429	655,169
NETGEAR, Inc.	*†	1,206	26,158
Network Engines, Inc.	*	1,329	1,781
Numerex Corp., Class A	*	1,800	7,740
Oclaro, Inc.	*	1,816	2,670
Oplink Communications, Inc.	*	758	12,424
Optelecom-NKF, Inc.	*	819	2,318
Optical Cable Corp.	*	240	792
Palm, Inc.	*†	4,574	45,923
Parkervision, Inc.	*†	1,052	1,925
Performance Technologies, Inc.	*	793	2,212
Plantronics, Inc.		1,826	47,439
Polycom, Inc.	*†	4,177	104,300
Powerwave Technologies, Inc.	*	2,434	3,067
QUALCOMM, Inc.		63,951	2,958,373
Riverbed Technology, Inc.	*†	1,849	42,472
SCM Microsystems, Inc.	*	1,494	3,376
SeaChange International, Inc.	*†	958	6,294
Sonus Networks, Inc.	*	10,700	22,577
Sycamore Networks, Inc.	†	992	20,736
Tekelec	*	2,569	39,254
Tellabs, Inc.	*	19,143	108,732
Tollgrade Communications, Inc.	*	601	3,672
UTStarcom, Inc.	*†	4,555	9,975
Verso Technologies, Inc.	*d	1	—
Viasat, Inc.	*†	1,190	37,818
Westell Technologies, Inc., Class A	*	1,821	2,185
Zoom Technologies, Inc.	*†	542	3,350
			11,650,191

Computers & Peripherals—5.1%
Adaptec, Inc.	*	3,850	12,898
Apple, Inc.	*	36,457	7,687,323
Avid Technology, Inc.	*†	1,448	18,476
Concurrent Computer Corp.	*	190	760
Cray, Inc.	*†	714	4,584
Dataram Corp.	*†	1,175	4,312
Dell, Inc.	*	70,097	1,006,593
Diebold, Inc.		3,079	87,598
Dot Hill Systems Corp.	*	1,396	2,652
Electronics for Imaging, Inc.	*	2,638	34,320
EMC Corp.	*	78,184	1,365,875
Hewlett-Packard Co.		93,078	4,794,448
Hutchinson Technology, Inc.	*	1,149	11,789

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Broad
Market Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Hypercom Corp.	*	1,992	$6,315
iGO, Inc.	*	674	829
Imation Corp.	*†	1,564	13,638
Intermec, Inc.	*†	2,374	30,530
International Business Machines Corp.		52,130	6,823,817
Lexmark International, Inc., Class A	*	4,019	104,414
NCR Corp.	*	7,848	87,348
NetApp, Inc.	*	14,316	492,327
Novatel Wireless, Inc.	*†	1,358	10,823
Overland Storage, Inc.	*	160	368
Presstek, Inc.	*	945	2,013
QLogic Corp.	*	3,731	70,404
Quantum Corp.	*	6,681	19,575
SanDisk Corp.	*†	8,969	260,011
Seagate Technology (Cayman Islands)	†	20,081	365,273
Silicon Graphics International Corp.	*	1,843	12,919
STEC, Inc.	*†	1,255	20,507
Stratasys, Inc.	*	1,782	30,793
Sun Microsystems, Inc.	*	33,887	317,521
Synaptics, Inc.	*†	1,586	48,611
Teradata Corp.	*	7,848	246,663
TransAct Technologies, Inc.	*	888	6,163
Western Digital Corp.	*	8,354	368,829
			24,371,319

Construction & Engineering—0.3%
Aecom Technology Corp.	*†	3,236	88,990
Comfort Systems USA, Inc.	†	2,179	26,889
Dycom Industries, Inc.	*†	2,076	16,670
EMCOR Group, Inc.	*	2,908	78,225
Fluor Corp.		7,010	315,730
Furmanite Corp.	*	1,100	4,191
Granite Construction, Inc.	†	1,889	63,584
Insituform Technologies, Inc., Class A	*†	1,223	27,787
Jacobs Engineering Group, Inc.	*†	4,968	186,846
KBR, Inc.		6,464	122,816
Layne Christensen Co.	*	510	14,642
MasTec, Inc.	*	2,049	25,612
Quanta Services, Inc.	*	8,861	184,663
Shaw Group, Inc. (The)	*	2,182	62,733
Tutor Perini Corp.	*†	960	17,357
URS Corp.	*†	2,934	130,622
			1,367,357

Construction Materials—0.1%
Eagle Materials, Inc.	†	2,083	54,262
Headwaters, Inc.	*	2,095	13,660
Martin Marietta Materials, Inc.	†	1,737	155,305
Texas Industries, Inc.		1,116	39,049
Vulcan Materials Co.	†	3,605	189,875
			452,151

Consumer Finance—0.6%
Advance America Cash Advance Centers, Inc.	†	3,279	18,231
American Express Co.		41,335	1,674,894
AmeriCredit Corp.	*†	6,437	122,561
Capital One Financial Corp.		16,201	621,146
Cash America International, Inc.		685	23,948
CompuCredit Holdings Corp.	†	83	$276
Discover Financial Services		18,027	265,177
Ezcorp, Inc., Class A	*	2,031	34,954
First Marblehead Corp. (The)	*	2,764	5,887
Nelnet, Inc., Class A		481	8,288
Rewards Network, Inc.		375	4,740
SLM Corp.	*	20,100	226,527
Student Loan Corp. (The)		207	9,640
World Acceptance Corp.	*†	639	22,895
			3,039,164

Containers & Packaging—0.3%
AEP Industries, Inc.	*	372	14,240
AptarGroup, Inc.	†	3,130	111,866
Ball Corp.		4,676	241,749
Bemis Co., Inc.		4,410	130,756
Crown Holdings, Inc.	*	6,844	175,070
Greif, Inc., Class A	†	852	45,991
Myers Industries, Inc.		1,716	15,616
Owens-Illinois, Inc.	*	6,064	199,324
Packaging Corp. of America	†	4,339	99,840
Pactiv Corp.	*	6,523	157,465
Rock-Tenn Co., Class A	†	1,450	73,095
Sealed Air Corp.		7,054	154,200
Silgan Holdings, Inc.	†	454	26,278
Sonoco Products Co.		3,353	98,075
Temple-Inland, Inc.		4,506	95,122
			1,638,687

Distributors—0.1%
Audiovox Corp., Class A	*	1,218	8,636
Genuine Parts Co.		5,595	212,386
LKQ Corp.	*†	7,000	137,130
			358,152

Diversified Consumer Services—0.4%
American Public Education, Inc.	*	698	23,983
Apollo Group, Inc., Class A	*	5,517	334,220
Brink’s Home Security Holdings, Inc.	*†	2,084	68,022
Career Education Corp.	*†	4,167	97,133
Coinstar, Inc.	*†	1,075	29,864
Corinthian Colleges, Inc.	*†	3,624	49,903
DeVry, Inc.		2,980	169,055
H&R Block, Inc.	†	11,402	257,913
Hillenbrand, Inc.		1,576	29,692
ITT Educational Services, Inc.	*†	1,873	179,733
Jackson Hewitt Tax Service, Inc.	*	1,779	7,828
Learning Tree International, Inc.	*†	766	9,146
Matthews International Corp., Class A		1,052	37,272
Pre-Paid Legal Services, Inc.	*†	779	32,001
Princeton Review, Inc.	*	818	3,321
Regis Corp.	†	1,818	28,306
Service Corp. International		11,775	96,437
Sotheby’s	†	2,623	58,965
Steiner Leisure Ltd. (Bahamas)	*†	1,503	59,759
Stewart Enterprises, Inc., Class A	†	4,115	21,192
Strayer Education, Inc.	†	551	117,082
Universal Technical Institute, Inc.	*†	418	8,444
Weight Watchers International, Inc.	†	1,826	53,246
			1,772,517

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Broad
Market Index Fund

		Shares	Value

COMMON STOCKS—(Continued)

Diversified Financial Services—3.8%
Bank of America Corp.		413,221	$6,223,108
Citigroup, Inc.		844,099	2,793,968
CME Group, Inc.		2,698	906,393
Financial Federal Corp.		1,513	41,608
Interactive Brokers Group, Inc., Class A	*	1,570	27,820
IntercontinentalExchange, Inc.	*	2,776	311,745
JPMorgan Chase & Co.		162,639	6,777,167
Leucadia National Corp.	*	6,084	144,738
Medallion Financial Corp.		958	7,827
MF Global Ltd. (Bermuda)	*†	2,928	20,350
Moody’s Corp.	†	9,284	248,811
MSCI, Inc., Class A	*	3,439	109,360
NASDAQ OMX Group, Inc. (The)	*	5,431	107,642
NYSE Euronext		9,567	242,045
PHH Corp.	*†	2,212	35,635
Pico Holdings, Inc.	*	1,150	37,640
Portfolio Recovery Associates, Inc.	*†	504	22,620
Resource America, Inc., Class A		1,287	5,199
			18,063,676

Diversified Telecommunication Services—2.4%
8x8, Inc.	*†	3,048	4,602
Alaska Communications Systems Group, Inc.	†	2,850	22,743
AT&T, Inc.		241,500	6,769,245
CenturyTel, Inc.		10,425	377,489
Cincinnati Bell, Inc.	*†	9,266	31,968
Cogent Communications Group, Inc.	*	2,886	28,456
Frontier Communications Corp.	†	12,478	97,453
General Communication, Inc., Class A	*	2,516	16,052
HickoryTech Corp.		651	5,748
IDT Corp., Class B	*	1,600	7,760
Integrated Telecom Express, Inc.	*‡d	1,103	—
Iowa Telecommunications Services, Inc.		2,702	45,286
Level 3 Communications, Inc.	*	41,949	64,182
PAETEC Holding Corp.	*	5,459	22,655
Premiere Global Services, Inc.	*	2,174	17,936
Qwest Communications International, Inc.		40,556	170,741
Superior TeleCom, Inc.	*‡d	2,013	—
SureWest Communications	*	184	1,833
tw telecom Inc.	*†	1,928	33,046
Verizon Communications, Inc.		111,965	3,709,400
Windstream Corp.		16,320	179,357
XETA Technologies, Inc.	*	1,946	5,857
Zoom Telephonics, Inc.	*	542	274
			11,612,083

Electric Utilities—1.7%
Allegheny Energy, Inc.		5,273	123,810
Allete, Inc.	†	1,243	40,621
American Electric Power Co., Inc.		17,879	622,010
Central Vermont Public Service Corp.		540	11,232
Cleco Corp.	†	2,109	57,639
DPL, Inc.		5,037	$139,021
Duke Energy Corp.		47,382	815,444
Edison International		12,222	425,081
El Paso Electric Co.	*	1,748	35,449
Empire District Electric Co. (The)		1,197	22,420
Entergy Corp.		7,521	615,519
Exelon Corp.		24,553	1,199,905
FirstEnergy Corp.		11,034	512,529
FPL Group, Inc.		14,866	785,222
Great Plains Energy, Inc.	†	3,450	66,896
Hawaiian Electric Industries, Inc.	†	3,066	64,079
IDACORP, Inc.		1,515	48,404
ITC Holdings Corp.	†	1,539	80,167
MGE Energy, Inc.		1,559	55,719
Northeast Utilities		5,201	134,134
NV Energy, Inc.		7,959	98,532
Pepco Holdings, Inc.	†	7,066	119,062
Pinnacle West Capital Corp.		3,789	138,602
PNM Resources, Inc.		2,169	27,438
Portland General Electric Co.	†	1,100	22,451
PPL Corp.		14,691	474,666
Progress Energy, Inc.		10,369	425,233
Southern Co.		29,610	986,605
UIL Holdings Corp.		1,496	42,008
Unisource Energy Corp.		1,571	50,571
Unitil Corp.	†	420	9,652
Westar Energy, Inc.		4,032	87,575
			8,337,696

Electrical Equipment—0.7%
A.O. Smith Corp.	†	1,341	58,186
Active Power, Inc.	*	1,093	1,202
Acuity Brands, Inc.	†	1,873	66,754
American Superconductor Corp.	*	1,147	46,912
AMETEK, Inc.	†	4,234	161,908
AZZ, Inc.	*†	1,582	51,731
Baldor Electric Co.	†	2,620	73,596
Belden, Inc.		1,894	41,516
Brady Corp., Class A		2,402	72,084
C&D Technologies, Inc.	*†	1,159	1,796
Capstone Turbine Corp.	*†	2,450	3,161
Emerson Electric Co.		29,202	1,244,005
Encore Wire Corp.	†	1,400	29,498
Energy Conversion Devices, Inc.	*†	781	8,255
Evergreen Solar, Inc.	*†	6,400	9,664
First Solar, Inc.	*†	2,540	343,916
Franklin Electric Co., Inc.		902	26,230
FuelCell Energy, Inc.	*†	1,938	7,287
General Cable Corp.	*†	3,772	110,972
GrafTech International Ltd.	*†	3,487	54,223
Hubbell, Inc., Class B		2,078	98,289
II-VI, Inc.	*	682	21,688
LSI Industries, Inc.	†	1,083	8,534
Magnetek, Inc.	*	1,406	2,165
Orbit International Corp.	*	2,812	10,826
Plug Power, Inc.	*	2,704	1,920
Powell Industries, Inc.	*	1,045	32,949
Power-One, Inc.	*†	3,459	15,047
Regal-Beloit Corp.	†	1,272	66,068
Rockwell Automation, Inc.	†	6,047	284,088
Roper Industries, Inc.	†	2,980	156,063
Servotronics, Inc.		705	6,627
Spire Corp.	*†	2,500	13,400
SunPower Corp., Class A	*†	2,322	54,985

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Broad
Market Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Tech/Ops Sevcon, Inc.	*	719	$1,711
Thomas & Betts Corp.	*	2,428	86,898
Ultralife Corp.	*	416	1,797
Universal Security Instruments, Inc.	*	1,866	9,797
Valence Technology, Inc.	*†	6,972	6,345
Vicor Corp.	*	1,380	12,834
Woodward Governor Co.		2,448	63,085
			3,368,012

Electronic Equipment, Instruments & Components—0.9%
Agilent Technologies, Inc.	*†	13,665	424,572
Agilysys, Inc.	†	1,335	12,148
American Technology Corp.	*†	3,686	5,455
Amphenol Corp., Class A	†	7,376	340,624
Anixter International, Inc.	*†	1,723	81,153
Arrow Electronics, Inc.	*	4,585	135,762
Avnet, Inc.	*	5,129	154,691
AVX Corp.		2,270	28,761
Benchmark Electronics, Inc.	*	2,520	47,653
Brightpoint, Inc.	*	2,358	17,331
CalAmp Corp.	*	550	1,892
Checkpoint Systems, Inc.	*	1,441	21,975
Cognex Corp.	†	2,023	35,848
Coherent, Inc.	*†	1,348	40,076
Corning, Inc.		52,776	1,019,105
CTS Corp.	†	1,580	15,200
Daktronics, Inc.	†	927	8,538
Dolby Laboratories, Inc., Class A	*†	1,370	65,390
DTS, Inc.	*†	755	25,829
Echelon Corp.	*†	1,769	20,450
Electro Rent Corp.		950	10,963
Electro Scientific Industries, Inc.	*	1,421	15,375
Electro-Sensors, Inc.		2,581	9,601
FARO Technologies, Inc.	*	453	9,712
FLIR Systems, Inc.	*†	5,608	183,494
Frequency Electronics, Inc.	*†	821	4,220
Gerber Scientific, Inc.	*	1,608	8,120
ID Systems, Inc.	*	2,016	6,532
Ingram Micro, Inc., Class A	*	6,500	113,425
Insight Enterprises, Inc.	*†	2,054	23,457
Iteris, Inc.	*	4,263	6,394
Itron, Inc.	*	955	64,529
Jabil Circuit, Inc.		8,287	143,945
L-1 Identity Solutions, Inc.	*†	1,637	12,261
Lightpath Technologies, Inc., Class A	*	1,526	2,579
Littelfuse, Inc.	*	909	29,224
Maxwell Technologies, Inc.	*	370	6,601
Mercury Computer Systems, Inc.	*	963	10,603
Merix Corp.	*	674	1,651
Mesa Laboratories, Inc.		1,200	31,620
Methode Electronics, Inc.		1,383	12,004
Molex, Inc.	†	5,599	120,658
MTS Systems Corp.		1,342	38,569
National Instruments Corp.	†	3,414	100,542
Newport Corp.	*†	1,614	14,833
NU Horizons Electronics Corp.	*	1,207	4,973
OI Corp.		1,600	13,616
OSI Systems, Inc.	*	867	23,652
Park Electrochemical Corp.		1,086	30,017
PC Connection, Inc.	*	854	$5,764
Planar Systems, Inc.	*	785	2,237
Plexus Corp.	*†	1,884	53,694
Radisys Corp.	*	961	9,178
Research Frontiers, Inc.	*†	752	2,850
Rofin-Sinar Technologies, Inc.	*	2,200	51,942
Rogers Corp.	*†	803	24,339
Sanmina-SCI Corp.	*†	3,577	39,454
ScanSource, Inc.	*	1,126	30,064
Sigmatron International, Inc.	*	282	1,410
Spectrum Control, Inc.	*	1,195	11,317
SYNNEX Corp.	*†	104	3,189
Tech Data Corp.	*	2,057	95,980
Technitrol, Inc.		1,866	8,173
Trans-Lux Corp.	*	866	615
Trimble Navigation Ltd.	*†	4,318	108,814
TTM Technologies, Inc.	*†	1,639	18,898
Universal Display Corp.	*†	1,350	16,686
Vishay Intertechnology, Inc.	*	6,172	51,536
X-Rite, Inc.	*	1,890	4,120
Zygo Corp.	*†	967	6,508
			4,102,391

Energy Equipment & Services—1.9%
Atwood Oceanics, Inc.	*	1,298	46,533
Baker Hughes, Inc.		9,846	398,566
Basic Energy Services, Inc.	*	1,600	14,240
BJ Services Co.		11,495	213,807
Bristow Group, Inc.	*	982	37,758
Cal Dive International, Inc.	*	4,816	36,409
Cameron International Corp.	*	9,320	389,576
CARBO Ceramics, Inc.		1,137	77,509
Complete Production Services, Inc.	*†	1,200	15,600
Dawson Geophysical Co.	*	924	21,354
Diamond Offshore Drilling, Inc.	†	2,694	265,143
Dresser-Rand Group, Inc.	*†	2,924	92,428
Dril-Quip, Inc.	*†	880	49,702
Exterran Holdings, Inc.	*†	2,465	52,874
FMC Technologies, Inc.	*	5,390	311,758
Global Industries Ltd.	*	2,539	18,103
Gulfmark Offshore, Inc.	*†	1,000	28,310
Halliburton Co.		34,838	1,048,275
Helix Energy Solutions Group, Inc.	*	3,853	45,273
Helmerich & Payne, Inc.		3,926	156,569
Hercules Offshore, Inc.	*†	5,226	24,980
Hornbeck Offshore Services, Inc.	*†	1,800	41,904
ION Geophysical Corp.	*†	2,427	14,368
Key Energy Services, Inc.	*†	5,220	45,884
Lufkin Industries, Inc.	†	1,000	73,200
Matrix Service Co.	*	468	4,984
Mitcham Industries, Inc.	*	1,100	8,107
Nabors Industries Ltd. (Bermuda)	*	10,988	240,527
National Oilwell Varco, Inc.		16,517	728,235
Newpark Resources, Inc.	*	3,484	14,737
Oceaneering International, Inc.	*†	2,232	130,617
Oil States International, Inc.	*†	2,026	79,602
OYO Geospace Corp.	*	550	23,590
Parker Drilling Co.	*†	3,755	18,587
Patterson-UTI Energy, Inc.	†	6,712	103,029
PHI, Inc.	*	774	16,022
Pioneer Drilling Co.	*	2,700	21,330
Pride International, Inc.	*†	5,416	172,825
Rowan Cos., Inc.	*	3,918	88,704

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Broad
Market Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Schlumberger Ltd.		49,205	$3,202,753
SEACOR Holdings, Inc.	*	713	54,366
Smith International, Inc.		8,871	241,025
Superior Energy Services, Inc.	*†	2,900	70,441
T-3 Energy Services, Inc.	*†	972	24,786
Tesco Corp. (Canada)	*	3,185	41,118
Tetra Technologies, Inc.	*†	2,352	26,060
Tidewater, Inc.		2,430	116,519
Unit Corp.	*†	1,702	72,335
			9,020,422

Food & Staples Retailing—2.3%
Andersons, Inc. (The)		700	18,074
Arden Group, Inc., Class A		260	24,861
BJ’s Wholesale Club, Inc.	*	2,859	93,518
Casey’s General Stores, Inc.	†	1,608	51,327
Costco Wholesale Corp.		15,993	946,306
CVS Caremark Corp.		56,963	1,834,778
Great Atlantic & Pacific Tea Co.	*	123	1,450
Kroger Co. (The)		23,489	482,229
Nash Finch Co.	†	674	24,999
Nyer Medical Group, Inc.	*	2,532	4,646
Pantry, Inc. (The)	*†	1,200	16,308
Rite Aid Corp.	*†	25,982	39,233
Ruddick Corp.	†	1,967	50,611
Safeway, Inc.		16,176	344,387
SUPERVALU, Inc.	†	8,154	103,637
Sysco Corp.		22,511	628,957
United Natural Foods, Inc.	*†	1,912	51,127
Walgreen Co.		37,871	1,390,623
Wal-Mart Stores, Inc.		84,595	4,521,603
Weis Markets, Inc.	†	382	13,890
Whole Foods Market, Inc.	*†	5,036	138,238
Winn-Dixie Stores, Inc.	*†	3,309	33,223
			10,814,025

Food Products—1.5%
American Italian Pasta Co., Class A	*	969	33,712
Archer-Daniels-Midland Co.		23,265	728,427
Bridgford Foods Corp.		559	6,261
Bunge Ltd.	†	4,700	300,001
Campbell Soup Co.		9,126	308,459
Chiquita Brands International, Inc.	*	2,150	38,786
ConAgra Foods, Inc.		17,187	396,160
Corn Products International, Inc.		3,164	92,484
Darling International, Inc.	*†	3,150	26,397
Dean Foods Co.	*	6,281	113,309
Del Monte Foods Co.		8,204	93,033
Farmer Bros. Co.		930	18,358
Flowers Foods, Inc.	†	4,140	98,366
Fresh Del Monte Produce, Inc. (Cayman Islands)	*	567	12,531
General Mills, Inc.		11,865	840,161
Green Mountain Coffee Roasters, Inc.	*†	2,249	183,226
Griffin Land & Nurseries, Inc.	†	650	18,934
H.J. Heinz Co.		10,532	450,348
Hain Celestial Group, Inc. (The)	*†	1,426	24,256
Hershey Co. (The)		6,420	229,772
Hormel Foods Corp.		3,195	122,848
Inventure Group, Inc. (The)	*†	5,272	12,442
J&J Snack Foods Corp.	†	761	$30,410
J.M. Smucker Co. (The)		4,592	283,556
Kellogg Co.		8,614	458,265
Kraft Foods, Inc., Class A		51,583	1,402,026
Lancaster Colony Corp.	†	1,389	69,033
Lance, Inc.	†	1,370	36,031
McCormick & Co., Inc.	†	4,101	148,169
Ralcorp Holdings, Inc.	*	2,312	138,050
Sanderson Farms, Inc.	†	864	36,426
Sara Lee Corp.		29,377	357,812
Smithfield Foods, Inc.	*†	4,682	71,120
Tootsie Roll Industries, Inc.	†	607	16,620
TreeHouse Foods, Inc.	*†	1,256	48,808
Tyson Foods, Inc., Class A	†	10,231	125,534
			7,370,131

Gas Utilities—0.4%
AGL Resources, Inc.	†	2,166	78,994
Atmos Energy Corp.	†	2,732	80,321
Chesapeake Utilities Corp.	†	949	30,415
Delta Natural Gas Co., Inc.		380	10,872
Energen Corp.		2,644	123,739
EQT Corp.	†	5,288	232,249
Laclede Group, Inc. (The)		1,025	34,614
National Fuel Gas Co.	†	3,639	181,950
New Jersey Resources Corp.	†	1,681	62,869
Nicor, Inc.	†	1,828	76,959
Northwest Natural Gas Co.	†	1,183	53,282
Oneok, Inc.	†	3,908	174,180
Piedmont Natural Gas Co., Inc.	†	2,740	73,295
Questar Corp.		7,412	308,117
South Jersey Industries, Inc.	†	2,014	76,894
Southwest Gas Corp.	†	1,252	35,720
UGI Corp.		2,720	65,797
WGL Holdings, Inc.	†	2,315	77,645
			1,777,912

Health Care Equipment & Supplies—2.1%
Abaxis, Inc.	*†	749	19,137
ABIOMED, Inc.	*†	886	7,744
Align Technology, Inc.	*	2,449	43,641
American Medical Systems Holdings, Inc.	*	3,000	57,870
Analogic Corp.	†	593	22,836
Baxter International, Inc.		23,497	1,378,804
Beckman Coulter, Inc.		2,512	164,385
Becton Dickinson and Co.	†	8,917	703,195
Biolase Technology, Inc.	*†	765	1,453
Boston Scientific Corp.	*	53,540	481,860
C.R. Bard, Inc.		3,904	304,122
CareFusion Corp.	*	6,833	170,893
Cerus Corp.	*†	1,010	2,010
Conceptus, Inc.	*	1,047	19,642
Conmed Corp.	*†	1,362	31,054
Cooper Cos., Inc. (The)	†	1,627	62,021
CryoLife, Inc.	*†	937	6,015
Cyberonics, Inc.	*†	956	19,541
DENTSPLY International, Inc.		5,668	199,344
Edwards Lifesciences Corp.	*	2,575	223,639
ev3, Inc.	*†	785	10,472
Gen-Probe, Inc.	*†	1,849	79,322
Greatbatch, Inc.	*†	942	18,115
Haemonetics Corp.	*†	1,157	63,809
HealthTronics, Inc.	*	2,529	6,677
Hill-Rom Holdings, Inc.		1,576	37,808
Hologic, Inc.	*†	9,792	141,984
Hospira, Inc.	*	6,367	324,717

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Broad
Market Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
ICU Medical, Inc.	*	605	$22,046
IDEXX Laboratories, Inc.	*†	1,985	106,078
Immucor, Inc.	*†	1,828	36,999
Integra LifeSciences Holdings Corp.	*	1,190	43,768
Intuitive Surgical, Inc.	*	1,260	382,183
Invacare Corp.	†	1,333	33,245
Inverness Medical Innovations, Inc.	*†	3,011	124,987
Kensey Nash Corp.	*	866	22,083
Kinetic Concepts, Inc.	*†	2,200	82,830
Masimo Corp.	*†	1,500	45,630
Medtronic, Inc.		42,617	1,874,296
Meridian Bioscience, Inc.	†	1,158	24,955
Merit Medical Systems, Inc.	*†	2,519	48,591
NuVasive, Inc.	*†	990	31,660
OraSure Technologies, Inc.	*	1,687	8,570
Osteotech, Inc.	*	1,498	4,794
Palomar Medical Technologies, Inc.	*	1,116	11,249
ResMed, Inc.	*†	3,034	158,587
RTI Biologics, Inc.	*	807	3,099
Somanetics Corp.	*	1,352	23,728
SonoSite, Inc.	*	1,264	29,868
Spectranetics Corp.	*	1,045	7,273
St. Jude Medical, Inc.	*	14,024	515,803
Staar Surgical Co.	*	848	2,637
STERIS Corp.	†	2,777	77,673
Stryker Corp.		12,635	636,425
SurModics, Inc.	*†	675	15,295
Synovis Life Technologies, Inc.	*	346	4,467
Teleflex, Inc.		1,322	71,243
Theragenics Corp.	*	1,492	1,999
ThermoGenesis Corp.	*	4,316	2,464
Thoratec Corp.	*†	2,306	62,077
Urologix, Inc.	*†	1,050	1,942
Varian Medical Systems, Inc.	*†	5,512	258,237
Volcano Corp.	*†	1,970	34,239
West Pharmaceutical Services, Inc.	†	1,704	66,797
Wright Medical Group, Inc.	*†	1,309	24,806
Young Innovations, Inc.		677	16,776
Zimmer Holdings, Inc.	*	8,609	508,878
Zoll Medical Corp.	*	850	22,712
			10,053,099

Health Care Providers & Services—2.3%
Aetna, Inc.		18,064	572,629
Alliance HealthCare Services, Inc.	*†	1,429	8,160
Almost Family, Inc.	*	422	16,682
Amedisys, Inc.	*†	1,698	82,455
AMERIGROUP Corp.	*†	1,950	52,572
AmerisourceBergen Corp.		11,686	304,654
AMN Healthcare Services, Inc.	*	1,507	13,653
Amsurg Corp.	*	1,423	31,334
BioScrip, Inc.	*†	1,095	9,154
Brookdale Senior Living, Inc.	*	2,200	40,018
Cardinal Health, Inc.		13,667	440,624
CardioNet, Inc.	*†	1,151	6,837
Catalyst Health Solutions, Inc.	*†	1,864	67,980
Centene Corp.	*	1,972	41,747
Chemed Corp.	†	1,162	55,741
Chindex International, Inc.	*	822	11,615
CIGNA Corp.		10,791	380,599
Clarient, Inc.	*	3,308	8,766
Community Health Systems, Inc.	*†	4,282	$152,439
Coventry Health Care, Inc.	*	6,568	159,537
Cross Country Healthcare, Inc.	*†	1,339	13,269
DaVita, Inc.	*	3,507	206,001
Express Scripts, Inc.	*	9,690	837,701
Gentiva Health Services, Inc.	*	1,474	39,813
Hanger Orthopedic Group, Inc.	*†	1,083	14,978
Health Management Associates, Inc., Class A	*	9,953	72,358
Health Net, Inc.	*†	3,209	74,738
Healthspring, Inc.	*	2,400	42,264
Healthways, Inc.	*	1,362	24,979
Henry Schein, Inc.	*†	3,652	192,095
HMS Holdings Corp.	*†	1,410	68,653
Humana, Inc.	*	6,683	293,317
inVentiv Health, Inc.	*	2,100	33,957
Kindred Healthcare, Inc.	*†	1,800	33,228
Laboratory Corp. of America Holdings	*†	4,321	323,384
Landauer, Inc.		598	36,717
LCA-Vision, Inc.	*	616	3,154
LifePoint Hospitals, Inc.	*†	2,149	69,864
Lincare Holdings, Inc.	*†	2,129	79,028
Magellan Health Services, Inc.	*	1,400	57,022
McKesson Corp.		11,391	711,938
Medco Health Solutions, Inc.	*	18,371	1,174,091
Mednax, Inc.	*†	2,182	131,160
National Healthcare Corp.		431	15,563
National Research Corp.		1,250	25,875
NovaMed, Inc.	*†	1,250	4,850
Odyssey HealthCare, Inc.	*	1,593	24,819
Omnicare, Inc.		4,277	103,418
Owens & Minor, Inc.	†	1,623	69,675
Patterson Cos., Inc.	*	5,546	155,177
PDI, Inc.	*	703	3,388
PharMerica Corp.	*	1,365	21,676
PSS World Medical, Inc.	*†	3,574	80,665
Psychemedics Corp.		302	2,220
Psychiatric Solutions, Inc.	*†	2,662	56,275
Quest Diagnostics, Inc.		6,037	364,514
RehabCare Group, Inc.	*	739	22,488
Res-Care, Inc.	*	1,222	13,686
Sun Healthcare Group, Inc.	*	2,084	19,110
Sunrise Senior Living, Inc.	*	1,950	6,279
Tenet Healthcare Corp.	*	19,289	103,968
U.S. Physical Therapy, Inc.	*	1,300	22,009
United American Healthcare Corp.	*	4,251	4,506
UnitedHealth Group, Inc.		45,965	1,401,013
Universal American Corp.	*	1,812	21,200
Universal Health Services, Inc., Class B		2,466	75,213
VCA Antech, Inc.	*	3,442	85,775
WellCare Health Plans, Inc.	*	1,500	55,140
WellPoint, Inc.	*	17,817	1,038,553
			10,787,960

Health Care Technology—0.1%
Allscripts-Misys Healthcare Solutions, Inc.	*	2,300	46,529
AMICAS, Inc.	*	1,846	10,042
Cerner Corp.	*†	3,044	250,947
Eclipsys Corp.	*†	1,846	34,188
IMS Health, Inc.		7,150	150,579

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Broad
Market Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Mediware Information Systems, Inc.	*	1,088	$7,752
Omnicell, Inc.	*†	783	9,153
Phase Forward, Inc.	*	2,151	33,018
Quality Systems, Inc.		768	48,223
			590,431

Hotels, Restaurants & Leisure—1.6%
Ambassadors International, Inc.	*	523	309
Ameristar Casinos, Inc.		300	4,569
Bally Technologies, Inc.	*†	1,971	81,383
Bob Evans Farms, Inc.		1,465	42,412
Boyd Gaming Corp.	*†	2,619	21,921
Brinker International, Inc.		5,167	77,092
Buffalo Wild Wings, Inc.	*†	867	34,914
Burger King Holdings, Inc.		1,700	31,994
California Pizza Kitchen, Inc.	*†	1,455	19,570
Carnival Corp.	*	13,445	426,072
CEC Entertainment, Inc.	*†	1,614	51,519
Cheesecake Factory, Inc. (The)	*†	3,444	74,356
Chipotle Mexican Grill, Inc.	*	1,386	122,190
Choice Hotels International, Inc.	†	1,616	51,163
Churchill Downs, Inc.		638	23,829
CKE Restaurants, Inc.		1,945	16,455
Cracker Barrel Old Country Store, Inc.		2,120	80,539
Darden Restaurants, Inc.		5,104	178,997
DineEquity, Inc.	*†	1,079	26,209
Dover Downs Gaming & Entertainment, Inc.		1,710	6,464
Dover Motorsports, Inc.		1,645	3,438
Empire Resorts, Inc.	*	582	1,228
Gaylord Entertainment Co.	*†	1,772	34,997
International Game Technology		13,402	251,556
International Speedway Corp., Class A		1,190	33,856
Interval Leisure Group, Inc.	*	1,886	23,518
Isle of Capri Casinos, Inc.	*	1,250	9,350
Jack in the Box, Inc.	*	2,874	56,532
Krispy Kreme Doughnuts, Inc.	*	2,573	7,590
Landry’s Restaurants, Inc.	*†	1,253	26,676
Las Vegas Sands Corp.	*†	12,301	183,777
Life Time Fitness, Inc.	*†	1,774	44,226
Marcus Corp.		1,505	19,294
Marriott International, Inc., Class A	†	13,801	376,077
McDonald’s Corp.		39,874	2,489,733
MGM MIRAGE	*†	4,792	43,703
Morgans Hotel Group Co.	*†	2,300	10,419
Morton’s Restaurant Group, Inc.	*	2,200	6,402
Multimedia Games, Inc.	*	1,202	7,224
O’Charleys, Inc.	*	1,091	7,146
Orient-Express Hotels Ltd., Class A (Bermuda)	*†	1,577	15,991
P.F. Chang’s China Bistro, Inc.	*†	1,089	41,284
Panera Bread Co., Class A	*†	1,250	83,713
Papa John’s International, Inc.	*	1,610	37,610
Peet’s Coffee & Tea, Inc.	*	637	21,231
Penn National Gaming, Inc.	*	2,586	70,287
Pinnacle Entertainment, Inc.	*	1,629	14,628
Red Robin Gourmet Burgers, Inc.	*†	692	12,387
Royal Caribbean Cruises Ltd.	*†	4,300	$108,704
Ruby Tuesday, Inc.	*†	2,816	20,275
Scientific Games Corp., Class A	*†	2,517	36,622
Shuffle Master, Inc.	*	1,527	12,582
Sonic Corp.	*	3,730	37,561
Speedway Motorsports, Inc.		149	2,625
Starbucks Corp.	*	29,904	689,586
Starwood Hotels & Resorts Worldwide, Inc.	†	7,939	290,329
Steak N Shake Co. (The)	*†	63	20,533
Texas Roadhouse, Inc.	*†	3,070	34,476
Vail Resorts, Inc.	*†	1,491	56,360
Wendy’s/Arby’s Group, Inc., Class A		25,109	117,761
WMS Industries, Inc.	*†	564	22,560
Wyndham Worldwide Corp.		8,848	178,464
Wynn Resorts Ltd.		2,554	148,719
Yum! Brands, Inc.		14,107	493,322
			7,576,309

Household Durables—0.5%
American Greetings Corp., Class A		2,760	60,140
Bassett Furniture Industries, Inc.	*	1,139	4,009
Beazer Homes USA, Inc.	*†	1,494	7,231
Black & Decker Corp.		2,739	177,569
Blyth, Inc.	†	460	15,511
Brookfield Homes Corp.	*†	1,218	9,744
D.R. Horton, Inc.	†	11,522	125,244
Ethan Allen Interiors, Inc.	†	1,551	20,815
Fortune Brands, Inc.		5,642	243,734
Furniture Brands International, Inc.	*	2,341	12,782
Garmin Ltd. (Cayman Islands)	†	4,974	152,702
Harman International Industries, Inc.		2,728	96,244
Helen of Troy Ltd. (Bermuda)	*	1,333	32,605
Hovnanian Enterprises, Inc., Class A	*†	1,478	5,676
Jarden Corp.		2,055	63,520
KB Home	†	3,248	44,433
Kid Brands, Inc.	*	1,156	5,063
La-Z-Boy, Inc.	*†	2,404	22,910
Leggett & Platt, Inc.		7,391	150,776
Lennar Corp., Class A		5,675	72,470
M/I Homes, Inc.	*	610	6,338
MDC Holdings, Inc.		1,091	33,865
Meritage Homes Corp.	*	1,300	25,129
Mohawk Industries, Inc.	*	2,460	117,096
National Presto Industries, Inc.	†	535	58,438
Newell Rubbermaid, Inc.	†	10,108	151,721
NVR, Inc.	*	262	186,206
Palm Harbor Homes, Inc.	*	1,181	2,445
Pulte Homes, Inc.	*†	13,539	135,390
Ryland Group, Inc.		1,852	36,484
Skyline Corp.	†	720	13,248
Standard Pacific Corp.	*	2,568	9,604
Tempur-Pedic International, Inc.	*	1,346	31,806
Toll Brothers, Inc.	*†	4,132	77,723
Tupperware Brands Corp.	†	2,427	113,025
Universal Electronics, Inc.	*	639	14,838
Whirlpool Corp.		2,980	240,367
			2,576,901

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Broad
Market Index Fund

		Shares	Value

COMMON STOCKS—(Continued)

Household Products—2.2%
Central Garden and Pet Co.	*†	615	$6,580
Central Garden and Pet Co., Class A	*	1,230	12,226
Church & Dwight Co., Inc.	†	2,569	155,296
Clorox Co.		4,503	274,683
Colgate-Palmolive Co.		19,907	1,635,360
Energizer Holdings, Inc.	*†	1,856	113,736
Kimberly-Clark Corp.		15,835	1,008,848
Procter & Gamble Co. (The)		116,171	7,043,448
WD-40 Co.		949	30,710
			10,280,887

Independent Power Producers & Energy Traders—0.3%
AES Corp. (The)	*	26,935	358,505
Calpine Corp.	*	16,000	176,000
Constellation Energy Group, Inc.		7,434	261,454
Dynegy, Inc., Class A	*†	15,654	28,333
Mirant Corp.	*†	8,577	130,971
NRG Energy, Inc.	*	8,000	188,880
RRI Energy, Inc.	*	11,470	65,608
			1,209,751

Industrial Conglomerates—1.9%
3M Co.		24,640	2,036,989
Carlisle Cos., Inc.	†	2,452	84,005
General Electric Co.		436,613	6,605,955
McDermott International, Inc.	*	8,276	198,707
Otter Tail Corp.	†	1,095	27,156
Seaboard Corp.	†	18	24,282
Standex International Corp.		724	14,545
Textron, Inc.	†	8,214	154,505
Tredegar Corp.	†	1,606	25,407
United Capital Corp.	*	690	16,436
			9,187,987

Insurance—3.7%
Aflac, Inc.		19,465	900,256
Alleghany Corp.	*†	151	41,676
Allied World Assurance Co. Holdings Ltd. (Bermuda)		1,889	87,026
Allstate Corp. (The)		22,689	681,578
Ambac Financial Group, Inc.	*†	11,209	9,303
American Equity Investment Life Holding Co.	†	4,302	32,007
American Financial Group, Inc.		2,657	66,292
American Independence Corp.	*	430	1,957
American International Group, Inc.	*†	5,515	165,340
American National Insurance Co.	†	945	112,871
American Physicians Capital, Inc.		1,720	52,150
AON Corp.		10,312	395,362
Arch Capital Group Ltd. (Bermuda)	*†	1,428	102,173
Argo Group International Holdings Ltd. (Bermuda)	*	899	26,197
Arthur J. Gallagher & Co.	†	3,230	72,707
Aspen Insurance Holdings Ltd. (Bermuda)		3,512	89,380
Assurant, Inc.		4,146	122,224
Assured Guaranty Ltd. (Bermuda)	†	2,359	51,332
Axis Capital Holdings Ltd. (Bermuda)		5,691	$161,681
Baldwin & Lyons, Inc., Class B	†	945	23,256
Berkshire Hathaway, Inc., Class A	*	44	4,364,800
Brown & Brown, Inc.	†	5,036	90,497
Chubb Corp.		13,726	675,045
Cincinnati Financial Corp.	†	6,036	158,385
CNA Financial Corp.	*†	1,422	34,128
CNA Surety Corp.	*	1,486	22,127
Conseco, Inc.	*†	6,600	33,000
Crawford & Co., Class B	*†	1,891	7,451
Delphi Financial Group, Inc., Class A	†	1,945	43,510
Donegal Group, Inc., Class B		758	12,734
EMC Insurance Group, Inc.	†	341	7,335
Employers Holdings, Inc.		2,770	42,492
Endurance Specialty Holdings Ltd. (Bermuda)	†	2,698	100,447
Erie Indemnity Co., Class A		1,023	39,917
Everest Re Group Ltd. (Bermuda)		2,468	211,458
FBL Financial Group, Inc., Class A	†	1,275	23,613
Fidelity National Financial, Inc., Class A		8,236	110,857
First American Corp.		3,159	104,594
Genworth Financial, Inc., Class A	*	16,181	183,654
Greenlight Capital Re Ltd., Class A (Cayman Islands)	*†	1,797	42,355
Hanover Insurance Group, Inc. (The)	†	2,346	104,233
Harleysville Group, Inc.	†	1,351	42,948
Hartford Financial Services Group, Inc.		12,354	287,354
HCC Insurance Holdings, Inc.	†	3,999	111,852
Hilltop Holdings, Inc.	*†	1,180	13,735
Horace Mann Educators Corp.		2,000	25,000
Independence Holding Co.		961	5,574
Infinity Property & Casualty Corp.		810	32,918
Kansas City Life Insurance Co.	†	902	26,835
Lincoln National Corp.		10,899	271,167
Loews Corp.		14,187	515,697
Markel Corp.	*†	412	140,080
Marsh & McLennan Cos., Inc.		20,317	448,599
Max Capital Group Ltd. (Bermuda)		1,915	42,705
MBIA, Inc.	*†	8,742	34,793
Mercury General Corp.		1,109	43,539
MetLife, Inc.		22,750	804,213
Montpelier Re Holdings Ltd. (Bermuda)	†	3,734	64,673
National Financial Partners Corp.	*	1,495	12,095
Navigators Group, Inc.	*†	938	44,189
Old Republic International Corp.	†	9,191	92,278
PartnerRe Ltd. (Bermuda)		2,300	171,718
Phoenix Cos., Inc. (The)	*†	4,217	11,723
Platinum Underwriters Holdings Ltd. (Bermuda)	†	2,734	104,685
PMA Capital Corp., Class A	*	1,826	11,504
Presidential Life Corp.		1,144	10,468
Principal Financial Group, Inc.	†	10,891	261,820
ProAssurance Corp.	*	1,647	88,460
Progressive Corp. (The)	*	24,774	445,684

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Broad
Market Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Protective Life Corp.		3,130	$51,802
Prudential Financial, Inc.		17,746	883,041
Reinsurance Group of America, Inc.		1,440	68,616
RenaissanceRe Holdings Ltd. (Bermuda)		2,900	154,135
RLI Corp.	†	1,164	61,983
Safety Insurance Group, Inc.		850	30,796
Selective Insurance Group, Inc.		2,122	34,907
StanCorp Financial Group, Inc.	†	2,460	98,449
State Auto Financial Corp.		488	9,028
Stewart Information Services Corp.	†	1,239	13,976
Torchmark Corp.	†	3,623	159,231
Tower Group, Inc.		1,736	40,640
Transatlantic Holdings, Inc.		1,167	60,812
Travelers Cos., Inc. (The)		23,016	1,147,578
United Fire & Casualty Co.		1,250	22,788
Unitrin, Inc.		1,906	42,027
Unum Group		11,647	227,349
Validus Holdings Ltd. (Bermuda)		3,553	95,718
W.R. Berkley Corp.	†	5,680	139,955
Wesco Financial Corp.		187	64,141
White Mountains Insurance Group Ltd.		300	99,798
XL Capital Ltd., Class A (Bermuda)		11,995	219,868
Zenith National Insurance Corp.	†	1,498	44,580
			17,544,924

Internet & Catalog Retail—0.7%
1-800-Flowers.com, Inc., Class A	*	793	2,101
Amazon.com, Inc.	*	17,862	2,402,796
dELiA*s, Inc.	*	925	1,730
Drugstore.Com, Inc.	*	3,800	11,742
Expedia, Inc.	*	11,022	283,376
Hollywood Media Corp.	*	1,494	2,092
HSN, Inc.	*†	1,886	38,078
Liberty Media Corp. - Interactive, Series A	*	25,718	278,783
NetFlix, Inc.	*†	679	37,440
Overstock.com, Inc.	*†	770	10,441
priceline.com, Inc.	*	1,548	338,238
Stamps.com, Inc.	*	1,050	9,450
Ticketmaster Entertainment, Inc.	*	1,886	23,047
Valuevision Media, Inc., Class A	*	1,741	8,357
			3,447,671

Internet Software & Services—1.9%
Akamai Technologies, Inc.	*	5,664	143,469
AOL, Inc.	*	3,989	92,864
Art Technology Group, Inc.	*†	8,333	37,582
Autobytel, Inc.	*	1,384	1,384
DealerTrack Holdings, Inc.	*†	1,800	33,822
Digital River, Inc.	*†	1,627	43,913
Earthlink, Inc.	†	5,814	48,314
eBay, Inc.	*	50,845	1,196,891
Equinix, Inc.	*†	1,323	140,436
Google, Inc., Class A	*	9,345	5,793,713
GSI Commerce, Inc.	*†	1,469	37,298
IAC/InterActiveCorp	*†	4,715	$96,563
Infospace, Inc.	*	1,323	11,338
Internap Network Services Corp.	*	1,297	6,096
j2 Global Communications, Inc.	*†	1,614	32,845
Keynote Systems, Inc.		1,400	15,274
Knot, Inc. (The)	*†	2,304	23,201
LivePerson, Inc.	*	3,333	23,231
Looksmart Ltd.	*	500	510
ModusLink Global Solutions, Inc.	*	1,007	9,476
Move, Inc.	*	7,362	12,221
NaviSite, Inc.	*	3,725	7,450
NIC, Inc.		2,450	22,393
On2 Technologies, Inc.	*	4,620	2,818
Openwave Systems, Inc.	*	2,570	5,860
RealNetworks, Inc.	*	5,844	21,681
Saba Software, Inc.	*†	1,576	6,525
SAVVIS, Inc.	*	408	5,732
support.com, Inc.	*	1,562	4,124
United Online, Inc.	†	2,509	18,040
ValueClick, Inc.	*	4,058	41,067
VeriSign, Inc.	*†	8,080	195,859
Vertro, Inc.	*	990	416
Web.com Group, Inc.	*†	308	2,011
WebMD Health Corp.	*	2,424	93,300
WebMediaBrands, Inc.	*	1,450	1,305
Yahoo! Inc.	*	43,481	729,611
Zix Corp.	*†	1,015	1,736
			8,960,369

IT Services—1.6%
Acxiom Corp.	*†	3,451	46,312
Affiliated Computer Services, Inc., Class A	*	4,289	256,010
Alliance Data Systems Corp.	*†	1,955	126,273
Automatic Data Processing, Inc.		16,490	706,102
Broadridge Financial Solutions, Inc.		5,748	129,675
CACI International, Inc., Class A	*	1,198	58,522
Ciber, Inc.	*	2,444	8,432
Cognizant Technology Solutions Corp., Class A	*	10,752	487,066
Computer Sciences Corp.	*	6,597	379,525
Convergys Corp.	*†	5,933	63,780
CSG Systems International, Inc.	*	2,153	41,101
Cybersource Corp.	*†	2,776	55,825
DST Systems, Inc.	*	2,518	109,659
Edgewater Technology, Inc.	*	1,533	4,599
Euronet Worldwide, Inc.	*†	1,056	23,179
Fidelity National Information Services, Inc.		11,953	280,178
Fiserv, Inc.	*	6,994	339,069
Forrester Research, Inc.	*†	963	24,990
Gartner, Inc., Class A	*	1,179	21,269
Global Payments, Inc.		3,238	174,399
Hackett Group, Inc. (The)	*†	1,140	3,169
Hewitt Associates, Inc., Class A	*	2,317	97,916
iGATE Corp.		1,397	13,970
infoGROUP, Inc.	*†	1,708	13,698
Integral Systems, Inc.	*†	1,010	8,747
Lender Processing Services, Inc.		4,048	164,592
Lionbridge Technologies, Inc.	*	1,165	2,680

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Broad
Market Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Management Network Group, Inc.	*	1,600	$672
Mantech International Corp., Class A	*	1,217	58,757
Mastech Holdings, Inc.	*	93	437
Mastercard, Inc., Class A	†	3,234	827,839
MAXIMUS, Inc.	†	1,052	52,600
MoneyGram International, Inc.	*	3,750	10,800
NeuStar, Inc., Class A	*†	3,140	72,346
Online Resources Corp.	*	700	3,682
Paychex, Inc.	†	9,958	305,113
Pfsweb, Inc.	*†	1,209	1,801
SAIC, Inc.	*	13,953	264,270
Sapient Corp.	*	4,150	34,321
SRA International, Inc., Class A	*	1,664	31,782
StarTek, Inc.	*	994	7,435
Syntel, Inc.	†	1,554	59,099
TeleTech Holdings, Inc.	*	2,738	54,842
Total System Services, Inc.	†	6,935	119,768
Unisys Corp.	*†	1,371	52,866
VeriFone Holdings, Inc.	*†	2,645	43,325
Visa, Inc., Class A	†	16,917	1,479,561
Western Union Co. (The)		25,245	475,868
Wright Express Corp.	*†	1,750	55,755
			7,653,676

Leisure Equipment & Products—0.2%
Arctic Cat, Inc.	*	1,857	17,010
Brunswick Corp.	†	3,797	48,260
Callaway Golf Co.	†	2,881	21,723
Eastman Kodak Co.	*†	11,893	50,188
Hasbro, Inc.	†	4,344	139,269
Jakks Pacific, Inc.	*†	925	11,211
Leapfrog Enterprises, Inc.	*	1,261	4,930
Mattel, Inc.		13,234	264,415
Nautilus, Inc.	*	1,359	2,759
Polaris Industries, Inc.	†	1,858	81,065
Pool Corp.		2,434	46,441
RC2 Corp.	*	1,650	24,337
Steinway Musical Instruments, Inc.	*	683	10,867
Sturm Ruger & Co., Inc.	†	3,296	31,971
			754,446

Life Sciences Tools & Services—0.6%
Accelrys, Inc.	*	1,145	6,561
Affymetrix, Inc.	*†	2,525	14,746
Albany Molecular Research, Inc.	*†	1,371	12,449
Bio-Rad Laboratories, Inc., Class A	*	623	60,095
Bruker Corp.	*	1,667	20,104
Caliper Life Sciences, Inc.	*	867	2,228
Cambrex Corp.	*	1,258	7,020
Charles River Laboratories International, Inc.	*†	2,755	92,816
Covance, Inc.	*†	2,839	154,924
Dionex Corp.	*	1,031	76,160
Enzo Biochem, Inc.	*	1,353	7,279
eResearchTechnology, Inc.	*	2,056	12,356
Illumina, Inc.	*†	4,535	138,998
Kendle International, Inc.	*	1,316	24,096
Life Technologies Corp.	*	7,474	390,367
Luminex Corp.	*†	1,070	15,975
Mettler-Toledo International, Inc. (Switzerland)	*	913	$95,856
Millipore Corp.	*	2,144	155,118
Ore Pharmaceutical Holdings, Inc.	*	190	99
Parexel International Corp.	*	2,306	32,515
PerkinElmer, Inc.		5,266	108,427
Pharmaceutical Product Development, Inc.	†	4,736	111,012
Sequenom, Inc.	*†	614	2,542
Techne Corp.		1,736	119,020
Thermo Fisher Scientific, Inc.	*	16,050	765,424
Varian, Inc.	*	1,502	77,413
Waters Corp.	*	3,878	240,281
			2,743,881

Machinery—2.0%
3D Systems Corp.	*†	1,158	13,085
Actuant Corp., Class A	†	2,022	37,468
AGCO Corp.	*†	3,068	99,219
Albany International Corp., Class A		1,437	32,275
American Railcar Industries, Inc.		1,200	13,224
Ampco-Pittsburgh Corp.	†	613	19,328
Astec Industries, Inc.	*†	821	22,118
Badger Meter, Inc.	†	1,134	45,156
Barnes Group, Inc.	†	2,018	34,104
Blount International, Inc.	*	1,532	15,473
Briggs & Stratton Corp.	†	1,822	34,090
Bucyrus International, Inc.	†	2,860	161,218
Caterpillar, Inc.		21,496	1,225,057
Chart Industries, Inc.	*	1,070	17,709
CIRCOR International, Inc.		711	17,903
CLARCOR, Inc.	†	2,354	76,364
Crane Co.	†	2,467	75,540
Cummins, Inc.		7,020	321,937
Danaher Corp.		9,574	719,965
Deere & Co.		15,887	859,328
Donaldson Co., Inc.	†	3,810	162,077
Dover Corp.		7,805	324,766
Eaton Corp.		5,791	368,423
EnPro Industries, Inc.	*†	981	25,908
ESCO Technologies, Inc.	†	1,222	43,809
Federal Signal Corp.		2,159	12,997
Flow International Corp.	*	2,200	6,776
Flowserve Corp.		2,375	224,509
Force Protection, Inc.	*	3,825	19,928
FreightCar America, Inc.	†	900	17,847
Gardner Denver, Inc.	†	1,836	78,122
Graco, Inc.	†	2,883	82,367
Harsco Corp.		3,646	117,511
Hurco Cos., Inc.	*†	300	4,440
IDEX Corp.	†	3,304	102,920
Illinois Tool Works, Inc.		16,815	806,952
John Bean Technologies Corp.	†	1,164	19,800
Joy Global, Inc.	†	4,799	247,580
Kadant, Inc.	*	721	11,507
Kaydon Corp.	†	1,422	50,851
Kennametal, Inc.		3,196	82,840
Lincoln Electric Holdings, Inc.	†	1,877	100,344
Lindsay Corp.	†	808	32,199
Manitowoc Co., Inc. (The)	†	5,044	50,289
Middleby Corp.	*†	984	48,236
Mueller Industries, Inc.		1,592	39,545
Mueller Water Products, Inc., Class A		3,000	15,600

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Broad
Market Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
NACCO Industries, Inc., Class A		309	$15,388
Navistar International Corp.	*	2,436	94,151
Nordson Corp.	†	1,522	93,116
Oshkosh Corp.		2,868	106,202
PACCAR, Inc.	†	14,853	538,718
Pall Corp.		5,186	187,733
Parker Hannifin Corp.		7,453	401,568
Pentair, Inc.		3,618	116,861
Robbins & Myers, Inc.	†	1,736	40,831
Sauer-Danfoss, Inc.	*	1,531	18,387
Snap-On, Inc.	†	2,419	102,227
SPX Corp.		2,157	117,988
Stanley Works (The)	†	3,365	173,331
Tecumseh Products Co., Class A	*†	712	8,323
Tennant Co.		1,280	33,523
Terex Corp.	*	4,124	81,697
Timken Co.		3,702	87,774
Titan International, Inc.	†	1,356	10,997
Toro Co.	†	1,020	42,646
Trinity Industries, Inc.	†	3,051	53,210
Valmont Industries, Inc.	†	1,162	91,159
Wabash National Corp.	*	1,395	2,637
Wabtec Corp.	†	1,737	70,939
Watts Water Technologies, Inc., Class A		1,225	37,877
			9,465,987

Marine—0.0%
Alexander & Baldwin, Inc.	†	1,466	50,181
American Commercial Lines, Inc.	*†	500	9,165
Eagle Bulk Shipping, Inc.	*†	3,648	18,057
Excel Maritime Carriers Ltd. (Greece)	*†	2,810	17,310
Genco Shipping & Trading Ltd.	*†	2,042	45,700
Horizon Lines, Inc., Class A		2,035	11,335
Kirby Corp.	*†	2,358	82,129
			233,877

Media—2.8%
4Kids Entertainment, Inc.	*†	605	962
A.H. Belo Corp., Class A	*	944	5,437
Alloy, Inc.	*	462	3,594
Arbitron, Inc.	†	1,298	30,399
Ascent Media Corp., Class A	*	545	13,914
Belo Corp., Class A		4,721	25,682
Cablevision Systems Corp., Class A		9,044	233,516
CBS Corp., Class B		25,719	361,352
CKX, Inc.	*	1,800	9,486
Clear Channel Outdoor Holdings, Inc., Class A	*†	2,500	25,975
Comcast Corp., Class A		109,203	1,841,163
Crown Media Holdings, Inc., Class A	*†	5,899	8,554
Cumulus Media, Inc., Class A	*	2,174	4,957
DIRECTV, Class A	*†	35,852	1,195,664
Discovery Communications, Inc., Series A	*	5,451	167,182
Discovery Communications, Inc., Series C	*	5,451	144,561
DISH Network Corp., Class A		9,386	194,947
DreamWorks Animation SKG, Inc., Class A	*	1,300	$51,935
E.W. Scripps Co., (The), Class A	*	1,204	8,380
EDCI Holdings, Inc.	*	214	1,256
Emmis Communications Corp., Class A	*	1,175	1,351
Entercom Communications Corp., Class A	*	2,183	15,434
Entravision Communications Corp., Class A	*	2,852	9,697
Gannett Co., Inc.	†	7,301	108,420
Gray Television, Inc.	*	1,838	2,775
Harris Interactive, Inc.	*	2,730	3,249
Harte-Hanks, Inc.		3,119	33,623
Image Entertainment, Inc.	*†	299	75
Interactive Data Corp.		1,521	38,481
Interpublic Group of Cos., Inc.	*	17,203	126,958
John Wiley & Sons, Inc., Class A		2,491	104,323
Journal Communications, Inc., Class A	†	3,900	15,171
Lamar Advertising Co., Class A	*†	3,479	108,162
Lee Enterprises, Inc.	*	1,973	6,846
Liberty Global, Inc., Series A, Class A	*†	13,426	294,164
Liberty Media Corp.—Capital, Series A	*	5,451	130,170
Liberty Media Corp.—Starz, Series A	*†	2,180	100,607
LIN TV Corp., Class A	*†	1,419	6,329
Live Nation, Inc.	*†	2,705	23,020
LodgeNet Interactive Corp.	*†	1,250	6,912
Marvel Entertainment, Inc.	*	1,299	70,250
McClatchy Co. (The), Class A	†	2,444	8,652
McGraw-Hill Cos., Inc. (The)		13,196	442,198
Media General, Inc., Class A	*†	952	7,464
Mediacom Communications Corp., Class A	*	3,433	15,346
Meredith Corp.	†	2,083	64,261
National CineMedia, Inc.		2,226	36,885
New Frontier Media, Inc.	*	3,808	7,197
New York Times Co. (The), Class A	*	5,682	70,230
News Corp., Class A		85,628	1,172,247
Omnicom Group, Inc.		12,546	491,176
Playboy Enterprises, Inc., Class B	*	1,251	4,003
Primedia, Inc.		1,475	5,325
Radio One, Inc., Class A	*	4,327	13,327
Radio Unica Communications Corp.	*‡d	1,900	—
RCN Corp.	*†	2,597	28,177
Regal Entertainment Group, Class A		2,743	39,609
Regent Communications, Inc.	*	1,600	400
Salem Communications Corp., Class A	*	850	5,091
Scholastic Corp.	†	1,845	55,036
Scripps Networks Interactive, Inc., Class A		3,612	149,898
Sinclair Broadcast Group, Inc., Class A	*	2,049	8,257
Sirius XM Radio, Inc.	*†	88,505	53,103
Time Warner Cable, Inc.		13,815	571,803
Time Warner, Inc.		43,658	1,272,194
Valassis Communications, Inc.	*	2,236	40,829

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Broad
Market Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Value Line, Inc.		573	$14,388
Viacom, Inc., Class B	*	22,554	670,530
Virgin Media, Inc.	†	10,479	176,362
Walt Disney Co. (The)		67,557	2,178,713
Washington Post Co. (The), Class B		258	113,417
World Wrestling Entertainment, Inc., Class A	†	1,030	15,790
			13,266,841

Metals & Mining—1.1%
AK Steel Holding Corp.		5,009	106,942
Alcoa, Inc.		32,213	519,274
Allegheny Technologies, Inc.	†	3,350	149,979
AMCOL International Corp.		1,186	33,706
Brush Engineered Materials, Inc.	*†	1,122	20,802
Carpenter Technology Corp.		1,882	50,720
Century Aluminum Co.	*†	865	14,004
Cliffs Natural Resources, Inc.	†	4,072	187,678
Coeur d’Alene Mines Corp.	*†	2,145	38,739
Commercial Metals Co.		4,080	63,852
Compass Minerals International, Inc.	†	1,915	128,669
Freeport-McMoRan Copper & Gold, Inc.	*	16,587	1,331,770
Hecla Mining Co.	*†	4,124	25,486
Newmont Mining Corp.		18,360	868,612
Nucor Corp.		10,963	511,424
Reliance Steel & Aluminum Co.	†	2,966	128,191
Rock of Ages Corp.	*	1,387	4,092
Royal Gold, Inc.		1,153	54,306
RTI International Metals, Inc.	*†	1,363	34,307
Schnitzer Steel Industries, Inc., Class A		693	33,056
Southern Copper Corp.		8,700	286,317
Steel Dynamics, Inc.		8,080	143,178
Stillwater Mining Co.	*	3,727	35,332
Titanium Metals Corp.	*	5,344	66,907
United States Steel Corp.	†	5,607	309,058
Walter Energy, Inc.		1,840	138,570
Worthington Industries, Inc.		3,575	46,725
			5,331,696

Multiline Retail—0.7%
99 Cents Only Stores	*†	3,207	41,916
Big Lots, Inc.	*†	3,509	101,691
Dillard’s, Inc., Class A	†	3,454	63,726
Dollar Tree, Inc.	*	3,134	151,372
Family Dollar Stores, Inc.		6,365	177,138
Fred’s, Inc., Class A	†	1,781	18,166
J.C. Penney Co., Inc.		7,928	210,964
Kohl’s Corp.	*	10,240	552,243
Macy’s, Inc.		16,688	279,691
Nordstrom, Inc.	†	6,901	259,340
Retail Ventures, Inc.	*	1,372	12,197
Saks, Inc.	*†	5,811	38,120
Sears Holdings Corp.	*†	3,097	258,445
Target Corp.		26,027	1,258,926
Tuesday Morning Corp.	*	1,816	4,685
			3,428,620

Multi-Utilities—1.2%
Alliant Energy Corp.	†	4,491	$135,898
Ameren Corp.		8,429	235,591
Avista Corp.	†	1,759	37,977
Black Hills Corp.	†	2,041	54,352
CenterPoint Energy, Inc.		12,705	184,350
CH Energy Group, Inc.	†	694	29,509
CMS Energy Corp.	†	6,681	104,624
Consolidated Edison, Inc.		10,967	498,231
Dominion Resources, Inc.		21,781	847,717
DTE Energy Co.		6,985	304,476
Integrys Energy Group, Inc.	†	2,691	112,995
MDU Resources Group, Inc.		7,657	180,705
NiSource, Inc.		10,893	167,534
NorthWestern Corp.	†	1,449	37,703
NSTAR	†	4,374	160,963
OGE Energy Corp.	†	3,358	123,877
PG&E Corp.		13,909	621,037
Public Service Enterprise Group, Inc.		19,514	648,840
SCANA Corp.		4,791	180,525
Sempra Energy		8,687	486,298
TECO Energy, Inc.		7,797	126,467
Vectren Corp.	†	3,706	91,464
Wisconsin Energy Corp.		4,564	227,424
Xcel Energy, Inc.		16,552	351,233
			5,949,790

Office Electronics—0.1%
Xerox Corp.		36,218	306,404
Zebra Technologies Corp., Class A	*†	2,988	84,740
			391,144

Oil, Gas & Consumable Fuels—8.8%
Adams Resources & Energy, Inc.		1,462	32,237
Alpha Natural Resources, Inc.	*†	5,222	226,530
Anadarko Petroleum Corp.		19,446	1,213,819
Apache Corp.		12,791	1,319,647
Apco Oil and Gas International, Inc.		2,488	54,985
Arch Coal, Inc.	†	5,284	117,569
Arena Resources, Inc.	*†	1,202	51,830
Atlas Energy, Inc.		2,578	77,778
ATP Oil & Gas Corp.	*	685	12,522
Berry Petroleum Co., Class A	†	2,902	84,593
Blue Dolphin Energy Co.	*	3,650	1,186
BP Prudhoe Bay Royalty Trust		1,105	91,494
BPZ Resources, Inc.	*†	4,003	38,028
Cabot Oil & Gas Corp.		4,548	198,247
Callon Petroleum Co.	*†	779	1,168
Carrizo Oil & Gas, Inc.	*†	1,800	47,682
Chesapeake Energy Corp.		24,112	624,019
Chevron Corp.		79,436	6,115,778
Cimarex Energy Co.	†	2,681	142,013
Clayton Williams Energy, Inc.	*	550	19,272
CNX Gas Corp.	*	1,100	32,472
Comstock Resources, Inc.	*†	1,735	70,389
Concho Resources, Inc.	*	1,982	88,992
ConocoPhillips		60,023	3,065,375
Consol Energy, Inc.		7,662	381,568
Contango Oil & Gas Co.	*	902	42,403
Continental Resources, Inc.	*	1,751	75,100

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Broad
Market Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Cross Timbers Royalty Trust		575	$19,389
Crosstex Energy, Inc.		2,100	12,705
CVR Energy, Inc.	*	5,235	35,912
Delta Petroleum Corp.	*†	2,709	2,817
Denbury Resources, Inc.	*†	8,932	132,194
Devon Energy Corp.		16,506	1,213,191
DHT Maritime, Inc. (Jersey, Channel Islands)		4,173	15,357
El Paso Corp.		25,233	248,040
Encore Acquisition Co.	*	2,062	99,017
EOG Resources, Inc.		9,558	929,993
Evergreen Energy, Inc.	*†	4,989	1,711
EXCO Resources, Inc.	†	8,720	185,126
Exxon Mobil Corp.		196,369	13,390,402
Forest Oil Corp.	*†	3,820	84,995
Frontier Oil Corp.	†	4,576	55,095
FX Energy, Inc.	*	3,496	9,964
General Maritime Corp.	†	2,541	17,762
GMX Resources, Inc.	*†	1,297	17,821
Goodrich Petroleum Corp.	*†	1,566	38,132
Hess Corp.		11,810	714,505
Holly Corp.	†	1,972	50,542
Hugoton Royalty Trust		1,669	26,838
International Coal Group, Inc.	*	4,900	18,914
James River Coal Co.	*	1,500	27,795
Marathon Oil Corp.		26,168	816,965
Mariner Energy, Inc.	*	3,261	37,860
Massey Energy Co.		3,053	128,257
McMoRan Exploration Co.	*	2,961	23,747
Meridian Resource Corp.	*	2,950	767
Murphy Oil Corp.		7,512	407,150
Newfield Exploration Co.	*†	5,246	253,015
Noble Energy, Inc.		4,966	353,678
Occidental Petroleum Corp.		32,602	2,652,173
Overseas Shipholding Group, Inc.	†	1,587	69,749
Patriot Coal Corp.	*†	2,992	46,256
Peabody Energy Corp.		10,624	480,311
Penn Virginia Corp.	†	1,433	30,509
Petrohawk Energy Corp.	*†	10,513	252,207
Petroleum Development Corp.	*	1,250	22,762
Petroquest Energy, Inc.	*†	3,346	20,511
Pioneer Natural Resources Co.	†	5,801	279,434
Plains Exploration & Production Co.	*†	5,227	144,579
Quicksilver Resources, Inc.	*†	3,960	59,440
Range Resources Corp.	†	5,516	274,973
Rentech, Inc.	*†	7,800	9,594
Rosetta Resources, Inc.	*	3,400	67,762
SandRidge Energy, Inc.	*	3,220	30,365
Ship Finance International Ltd. (Bermuda)	†	3,352	45,688
Southern Union Co.		3,367	76,431
Southwestern Energy Co.	*	12,344	594,981
Spectra Energy Corp.		23,691	485,902
St. Mary Land & Exploration Co.		2,262	77,451
Stone Energy Corp.	*	1,208	21,804
Sunoco, Inc.		5,446	142,141
Swift Energy Co.	*†	1,142	27,362
Syntroleum Corp.	*	1,246	3,314
Teekay Corp. (Canada)		1,691	39,248
Tesoro Corp.	†	6,846	92,763
Ultra Petroleum Corp.	*	6,082	303,249
USEC, Inc.	*†	7,347	28,286
Vaalco Energy, Inc.	*	3,800	17,290
Valero Energy Corp.		22,004	$368,567
Verenium Corp.	*†	149	670
Warren Resources, Inc.	*	3,600	8,820
Western Refining, Inc.	*†	2,500	11,775
Whiting Petroleum Corp.	*†	1,242	88,741
Williams Cos., Inc. (The)		24,207	510,284
World Fuel Services Corp.		1,920	51,437
XTO Energy, Inc.		22,604	1,051,764
			42,084,945

Paper & Forest Products—0.3%
Buckeye Technologies, Inc.	*	1,251	12,210
Clearwater Paper Corp.	*	462	25,396
Deltic Timber Corp.	†	724	33,434
Domtar Corp. (Canada)	*†	1,388	76,909
Glatfelter		1,740	21,141
International Paper Co.		14,370	384,829
Louisiana-Pacific Corp.	*†	4,396	30,684
MeadWestvaco Corp.		6,398	183,175
Neenah Paper, Inc.		652	9,095
Schweitzer-Mauduit International, Inc.		724	50,933
Wausau Paper Corp.		1,903	22,075
Weyerhaeuser Co.		8,921	384,852
			1,234,733

Personal Products—0.3%
Alberto-Culver Co.	†	3,659	107,172
Avon Products, Inc.		14,351	452,056
Chattem, Inc.	*†	872	81,358
Elizabeth Arden, Inc.	*	1,017	14,685
Estee Lauder Cos., Inc. (The), Class A		3,747	181,205
Herbalife Ltd. (Cayman Islands)		848	34,403
Mead Johnson Nutrition Co., Class A	†	3,068	134,072
Medifast, Inc.	*	734	22,446
NBTY, Inc.	*†	2,664	115,990
Nu Skin Enterprises, Inc., Class A		3,018	81,094
USANA Health Sciences, Inc.	*†	593	18,917
			1,243,398

Pharmaceuticals—5.6%
Abbott Laboratories		64,594	3,487,430
Adolor Corp.	*	1,927	2,813
Allergan, Inc.		12,063	760,090
AVANIR Pharmaceuticals, Inc., Class A	*	1,500	2,850
Bristol-Myers Squibb Co.	†	76,244	1,925,161
Columbia Laboratories, Inc.	*†	1,819	1,964
CPEX Pharmaceuticals, Inc.	*	71	802
Cypress Bioscience, Inc.	*†	1,560	8,986
Discovery Laboratories, Inc.	*†	2,566	1,613
Durect Corp.	*	1,900	4,693
Eli Lilly & Co.		34,889	1,245,886
Emisphere Technologies, Inc.	*†	772	818
Endo Pharmaceuticals Holdings, Inc.	*	4,151	85,137
Forest Laboratories, Inc.	*	9,208	295,669
Heska Corp.	*	4,462	2,354
Hi-Tech Pharmacal Co., Inc.	*†	862	24,179
Hollis-Eden Pharmaceuticals, Inc.	*	954	506
Inspire Pharmaceuticals, Inc.	*†	1,369	7,557
Johnson & Johnson		115,425	7,434,524

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Broad
Market Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
King Pharmaceuticals, Inc.	*	10,009	$122,810
KV Pharmaceutical Co., Class A	*†	2,179	7,997
MDRNA, Inc.	*†	1,500	1,215
Medicines Co. (The)	*	2,018	16,830
Medicis Pharmaceutical Corp., Class A	†	2,564	69,356
Merck & Co., Inc.		115,011	4,202,502
Mylan, Inc.	*†	10,972	202,214
Nektar Therapeutics	*	2,368	22,070
Optimer Pharmaceuticals, Inc.	*†	2,592	29,238
Pain Therapeutics, Inc.	*	1,318	7,064
Par Pharmaceutical Cos., Inc.	*	1,362	36,856
Penwest Pharmaceuticals Co.	*	930	2,409
Perrigo Co.	†	3,119	124,261
Pfizer, Inc.		333,624	6,068,620
Pozen, Inc.	*	1,014	6,074
Questcor Pharmaceuticals, Inc.	*†	4,217	20,031
Salix Pharmaceuticals Ltd.	*†	2,346	59,588
SuperGen, Inc.	*	1,338	3,505
Valeant Pharmaceuticals International	*†	3,473	110,407
Viropharma, Inc.	*	4,061	34,072
Vivus, Inc.	*†	1,630	14,980
Watson Pharmaceuticals, Inc.	*	4,630	183,394
XenoPort, Inc.	*	1,939	35,988
			26,674,513

Professional Services—0.3%
Administaff, Inc.		1,143	26,963
Advisory Board Co. (The)	*	950	29,127
Barrett Business Services, Inc.		2,203	27,075
CDI Corp.		1,131	14,646
Corporate Executive Board Co. (The)		1,507	34,390
CoStar Group, Inc.	*†	770	32,163
CRA International, Inc.	*†	986	26,277
Diamond Management & Technology Consultants, Inc.		1,431	10,547
Dun & Bradstreet Corp.		1,546	130,436
Equifax, Inc.		5,325	164,489
FTI Consulting, Inc.	*†	1,735	81,823
Heidrick & Struggles International, Inc.	†	865	27,023
Huron Consulting Group, Inc.	*†	988	22,764
IHS, Inc., Class A	*†	1,414	77,501
Kelly Services, Inc., Class A	*†	1,173	13,994
Kforce, Inc.	*	297	3,713
Korn/Ferry International	*†	1,624	26,796
Manpower, Inc.		3,593	196,106
Monster Worldwide, Inc.	*†	4,681	81,449
MPS Group, Inc.	*	3,706	50,920
Navigant Consulting, Inc.	*	2,313	34,371
On Assignment, Inc.	*	1,243	8,887
RCM Technologies, Inc.	*	1,593	3,975
Resources Connection, Inc.	*	2,060	43,713
Robert Half International, Inc.	†	7,107	189,970
School Specialty, Inc.	*†	854	19,975
Spherion Corp.	*	2,689	15,112
TrueBlue, Inc.	*	2,485	36,803
Verisk Analytics, Inc., Class A	*	4,073	123,330
Volt Information Sciences, Inc.	*	1,249	12,490
Watson Wyatt Worldwide, Inc., Class A	†	1,600	76,032
			1,642,860

Real Estate Investment Trusts (REITs)—2.1%
Acadia Realty Trust REIT	†	1,368	$23,078
Agree Realty Corp. REIT	†	814	18,958
Alexander’s, Inc. REIT	*	78	23,745
Alexandria Real Estate Equities, Inc. REIT	†	1,245	80,041
AMB Property Corp. REIT	†	6,265	160,071
American Campus Communities, Inc. REIT	†	1,699	47,742
Annaly Capital Management, Inc. REIT		22,691	393,689
Anworth Mortgage Asset Corp. REIT	†	8,261	57,827
Apartment Investment & Management Co., Class A REIT	†	5,659	90,091
Ashford Hospitality Trust, Inc. REIT	*†	4,200	19,488
AvalonBay Communities, Inc. REIT	†	3,314	272,113
BioMed Realty Trust, Inc. REIT	†	1,400	22,092
Boston Properties, Inc. REIT		4,700	315,229
Brandywine Realty Trust REIT		6,105	69,597
BRE Properties, Inc. REIT	†	2,433	80,484
BRT Realty Trust REIT	*	421	2,147
Camden Property Trust REIT		2,058	87,197
Capital Trust, Inc., Class A REIT	*†	523	664
Capstead Mortgage Corp. REIT		2,400	32,760
CBL & Associates Properties, Inc. REIT	†	10,788	104,320
Cedar Shopping Centers, Inc. REIT		583	3,964
Chimera Investment Corp. REIT		26,811	104,027
Cohen & Co., Inc. REIT	*†	421	2,063
Colonial Properties Trust REIT		1,962	23,014
Corporate Office Properties Trust REIT	†	1,904	69,743
Cousins Properties, Inc. REIT	†	2,424	18,495
DCT Industrial Trust, Inc. REIT	†	6,576	33,012
Developers Diversified Realty Corp. REIT	†	5,227	48,402
DiamondRock Hospitality Co. REIT	†	3,930	33,287
Digital Realty Trust, Inc. REIT	†	2,000	100,560
Douglas Emmett, Inc. REIT	†	4,212	60,021
Duke Realty Corp. REIT	†	5,609	68,262
DuPont Fabros Technology, Inc. REIT		4,666	83,941
Eastern Light Capital, Inc. REIT	*	799	3,076
EastGroup Properties, Inc. REIT	†	1,538	58,875
Entertainment Properties Trust REIT	†	2,733	96,393
Equity Lifestyle Properties, Inc. REIT	†	1,140	57,536
Equity One, Inc. REIT		2,619	42,349
Equity Residential REIT		11,387	384,653
Essex Property Trust, Inc. REIT	†	807	67,506
Extra Space Storage, Inc. REIT	†	3,500	40,425

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Broad
Market Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Federal Realty Investment Trust REIT	†	2,295	$155,417
FelCor Lodging Trust, Inc. REIT	*	3,135	11,286
First Industrial Realty Trust, Inc. REIT	*	1,599	8,363
First Potomac Realty Trust REIT		1,628	20,464
Franklin Street Properties Corp. REIT	†	2,200	32,142
Getty Realty Corp. REIT	†	1,747	41,107
Glimcher Realty Trust REIT		1,584	4,277
Gramercy Capital Corp. REIT	*†	2,182	5,651
Hatteras Financial Corp. REIT	†	1,935	54,103
HCP, Inc. REIT		11,075	338,230
Health Care REIT, Inc. REIT		3,657	162,078
Healthcare Realty Trust, Inc. REIT	†	1,881	40,366
Highwoods Properties, Inc. REIT	†	2,393	79,807
HMG Courtland Properties REIT	*	1,450	4,872
Home Properties, Inc. REIT	†	1,390	66,317
Hospitality Properties Trust REIT		2,923	69,304
Host Hotels & Resorts, Inc. REIT	*	21,796	254,359
HRPT Properties Trust REIT		9,142	59,149
Inland Real Estate Corp. REIT		2,302	18,761
Investors Real Estate Trust REIT	†	2,989	26,901
iStar Financial, Inc. REIT	*†	4,331	11,087
Kilroy Realty Corp. REIT	†	1,316	40,362
Kimco Realty Corp. REIT		15,341	207,564
Kite Realty Group Trust REIT	†	2,654	10,802
LaSalle Hotel Properties REIT	†	1,561	33,140
Lexington Realty Trust REIT		1,570	9,546
Liberty Property Trust REIT	†	3,372	107,938
LTC Properties, Inc. REIT	†	2,385	63,799
Macerich Co. (The) REIT		3,166	113,818
Mack-Cali Realty Corp. REIT		2,488	86,010
Maguire Properties, Inc. REIT	*†	1,199	1,810
Medical Properties Trust, Inc. REIT	†	3,172	31,720
MFA Financial, Inc. REIT	†	10,801	79,387
Mid-America Apartment Communities, Inc. REIT	†	1,240	59,867
Mission West Properties, Inc. REIT	†	1,417	10,188
Monmouth Real Estate Investment Corp., Class A REIT		3,275	24,366
National Health Investors, Inc. REIT		979	36,213
National Retail Properties, Inc. REIT	†	2,356	49,994
Nationwide Health Properties, Inc. REIT		3,720	130,870
Newcastle Investment Corp. REIT	*	754	1,576
NorthStar Realty Finance Corp. REIT	†	4,388	15,051
Omega Healthcare Investors, Inc. REIT	†	4,100	79,745
Pacific Office Properties Trust, Inc. REIT		1,050	4,084
Parkway Properties, Inc. REIT	†	986	20,529
Pennsylvania Real Estate Investment Trust REIT	†	1,510	$12,775
Plum Creek Timber Co., Inc. REIT	†	7,429	280,519
PMC Commercial Trust REIT		865	6,487
Post Properties, Inc. REIT		2,078	40,729
Potlatch Corp. REIT		1,618	51,582
ProLogis REIT	†	18,290	250,390
PS Business Parks, Inc. REIT	†	599	29,980
Public Storage REIT		5,209	424,273
RAIT Financial Trust REIT	*†	991	1,298
Ramco-Gershenson Properties Trust REIT	†	1,275	12,163
Rayonier, Inc. REIT		3,336	140,646
Realty Income Corp. REIT	†	4,138	107,216
Redwood Trust, Inc. REIT		1,008	14,576
Regency Centers Corp. REIT	†	2,745	96,240
Saul Centers, Inc. REIT		987	32,334
Senior Housing Properties Trust REIT	†	3,680	80,482
Simon Property Group, Inc. REIT	†	11,699	933,580
SL Green Realty Corp. REIT	†	2,185	109,774
Sovran Self Storage, Inc. REIT	†	1,269	45,341
Strategic Hotels & Resorts, Inc. REIT	*†	2,904	5,401
Sun Communities, Inc. REIT	†	1,061	20,955
Sunstone Hotel Investors, Inc. REIT	*†	2,559	22,724
Tanger Factory Outlet Centers, Inc. REIT		1,221	47,607
Taubman Centers, Inc. REIT	†	2,083	74,801
UDR, Inc. REIT		6,077	99,906
Universal Health Realty Income Trust REIT		1,333	42,696
U-Store-It Trust REIT		3,600	26,352
Ventas, Inc. REIT		6,235	272,719
Vornado Realty Trust REIT		6,664	466,080
Walter Investment Management Corp. REIT		598	8,569
Washington Real Estate Investment Trust REIT	†	1,834	50,527
Weingarten Realty Investors REIT		3,474	68,750
			9,860,829

Real Estate Management & Development—0.1%
Altisource Portfolio Solutions SA (Luxembourg)	*	1,119	23,488
Brookfield Properties Corp. (Canada)	†	15,325	185,739
CB Richard Ellis Group, Inc., Class A	*†	6,900	93,633
Forest City Enterprises, Inc., Class A	*†	9,240	108,847
Forestar Group, Inc.	*	1,502	33,014
Grubb & Ellis Co.	*†	652	834
Jones Lang LaSalle, Inc.	†	1,311	79,184
St. Joe Co. (The)	*†	3,582	103,484
Tejon Ranch Co.	*	762	22,266
			650,489

Road & Rail—0.9%
Amerco, Inc.	*	805	40,025
Arkansas Best Corp.	†	903	26,575
Avis Budget Group, Inc.	*†	4,424	58,043
Burlington Northern Santa Fe Corp.		9,331	920,223

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Broad
Market Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Con-way, Inc.	†	2,160	$75,406
CSX Corp.		13,935	675,708
Dollar Thrifty Automotive Group, Inc.	*†	1,057	27,070
Genesee & Wyoming, Inc., Class A	*†	1,576	51,441
Heartland Express, Inc.	†	4,220	64,439
J.B. Hunt Transport Services, Inc.		3,964	127,918
Kansas City Southern	*†	2,513	83,658
Knight Transportation, Inc.	†	3,879	74,826
Landstar System, Inc.		2,256	87,465
Norfolk Southern Corp.		14,488	759,461
Old Dominion Freight Line, Inc.	*	1,783	54,738
PAM Transportation Services, Inc.	*	338	3,491
Ryder System, Inc.		2,660	109,512
Saia, Inc.	*	1,662	24,631
Union Pacific Corp.		19,060	1,217,934
Werner Enterprises, Inc.		2,915	57,688
YRC Worldwide, Inc.	*†	2,278	1,913
			4,542,165

Semiconductors & Semiconductor Equipment—2.7%
Actel Corp.	*	1,140	13,543
Advanced Energy Industries, Inc.	*	1,428	21,534
Advanced Micro Devices, Inc.	*	21,447	207,607
Aetrium, Inc.	*	614	1,590
Altera Corp.		6,689	151,372
Amkor Technology, Inc.	*	7,211	51,631
Anadigics, Inc.	*	957	4,039
Analog Devices, Inc.		10,781	340,464
Applied Materials, Inc.		43,119	601,079
Applied Micro Circuits Corp.	*†	3,186	23,799
Atheros Communications, Inc.	*†	2,700	92,448
Atmel Corp.	*	18,733	86,359
ATMI, Inc.	*	1,559	29,029
Axcelis Technologies, Inc.	*	4,095	5,774
AXT, Inc.	*	946	3,075
Broadcom Corp., Class A	*	14,669	461,340
Brooks Automation, Inc.	*†	3,103	26,624
Cabot Microelectronics Corp.	*	1,049	34,575
California Micro Devices Corp.	*	745	3,509
Ceva, Inc.	*	692	8,899
Cirrus Logic, Inc.	*†	2,946	20,092
Cohu, Inc.	†	859	11,983
Conexant Systems, Inc.	*	2,046	4,747
Cree, Inc.	*	3,097	174,578
Cymer, Inc.	*	1,498	57,493
Cypress Semiconductor Corp.	*†	4,876	51,491
Diodes, Inc.	*	2,400	49,080
DSP Group, Inc.	*†	1,194	6,722
Entegris, Inc.	*	5,738	30,297
Exar Corp.	*	1,758	12,499
Fairchild Semiconductor International, Inc.	*†	4,903	48,981
FEI Co.	*	1,368	31,956
Formfactor, Inc.	*†	1,417	30,834
FSI International, Inc.	*	1,479	4,348
Integrated Device Technology, Inc.	*	8,168	52,847
Integrated Silicon Solution, Inc.	*	1,269	7,170
Intel Corp.		225,417	4,598,507
International Rectifier Corp.	*†	2,631	$58,198
Intersil Corp., Class A	†	5,757	88,312
IXYS Corp.	*	1,329	9,861
KLA-Tencor Corp.		4,441	160,587
Kopin Corp.	*	2,431	10,162
Kulicke & Soffa Industries, Inc.	*†	2,008	10,823
Lam Research Corp.	*†	5,335	209,185
Lattice Semiconductor Corp.	*	4,395	11,867
Linear Technology Corp.	†	8,638	263,805
LSI Corp.	*	30,700	184,507
LTX-Credence Corp.	*	4,076	7,255
Marvell Technology Group Ltd. (Bermuda)	*	18,500	383,875
Mattson Technology, Inc.	*	1,760	6,301
Maxim Integrated Products, Inc.	†	9,781	198,554
MEMC Electronic Materials, Inc.	*	8,113	110,499
Micrel, Inc.		3,731	30,594
Microchip Technology, Inc.	†	6,974	202,664
Micron Technology, Inc.	*†	25,902	273,525
Microsemi Corp.	*†	2,474	43,913
Mindspeed Technologies, Inc.	*†	801	3,757
MIPS Technologies, Inc.	*†	2,228	9,736
MKS Instruments, Inc.	*†	2,455	42,742
MoSys, Inc.	*	1,251	4,904
National Semiconductor Corp.	†	10,460	160,666
Netlogic Microsystems, Inc.	*†	1,068	49,406
Novellus Systems, Inc.	*	2,876	67,126
NVE Corp.	*	348	14,376
NVIDIA Corp.	*†	20,184	377,037
Omnivision Technologies, Inc.	*	2,354	34,204
ON Semiconductor Corp.	*†	10,008	88,170
PDF Solutions, Inc.	*	974	3,750
Pericom Semiconductor Corp.	*	1,023	11,795
Photronics, Inc.	*	1,388	6,177
PLX Technology, Inc.	*	1,050	3,391
PMC–Sierra, Inc.	*†	7,045	61,010
Power Integrations, Inc.		1,952	70,975
QuickLogic Corp.	*†	1,050	2,215
Rambus, Inc.	*†	4,071	99,332
Ramtron International Corp.	*	1,920	3,398
RF Micro Devices, Inc.	*†	8,143	38,842
Rudolph Technologies, Inc.	*	1,247	8,380
Semtech Corp.	*†	2,970	50,520
Sigma Designs, Inc.	*	1,320	14,124
Silicon Image, Inc.	*†	2,948	7,606
Silicon Laboratories, Inc.	*†	2,124	102,674
Silicon Storage Technology, Inc.	*†	3,793	9,710
Skyworks Solutions, Inc.	*†	5,822	82,614
Standard Microsystems Corp.	*†	806	16,749
Tegal Corp.	*	312	415
Teradyne, Inc.	*	7,938	85,175
Tessera Technologies, Inc.	*†	1,560	36,301
Texas Instruments, Inc.		50,687	1,320,903
Transwitch Corp.	*	429	901
Trident Microsystems, Inc.	*†	3,018	5,613
TriQuint Semiconductor, Inc.	*	4,918	29,508
Ultratech, Inc.	*	971	14,429
Varian Semiconductor Equipment Associates, Inc.	*†	3,367	120,808
Veeco Instruments, Inc.	*†	1,294	42,754
Virage Logic Corp.	*	901	4,955
White Electronic Designs Corp.	*	514	2,400
Xilinx, Inc.		7,592	190,256

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Broad
Market Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Zoran Corp.	*	1,650	$18,232
			12,944,438

Software—4.5%
ACI Worldwide, Inc.	*	1,298	22,261
Activision Blizzard, Inc.	*	23,814	264,574
Actuate Corp.	*	2,084	8,920
Adobe Systems, Inc.	*	20,400	750,312
Advent Software, Inc.	*	1,451	59,099
American Software, Inc., Class A		1,950	11,700
ANSYS, Inc.	*†	2,396	104,130
Ariba, Inc.	*†	2,075	25,979
Authentidate Holding Corp.	*	1,023	1,074
Autodesk, Inc.	*	9,258	235,246
Blackbaud, Inc.		2,650	62,619
Blackboard, Inc.	*†	1,400	63,546
BMC Software, Inc.	*	5,145	206,315
CA, Inc.		17,506	393,185
Cadence Design Systems, Inc.	*	10,745	64,363
Callidus Software, Inc.	*	172	519
Chordiant Software, Inc.	*	1,859	5,112
Citrix Systems, Inc.	*	6,809	283,322
Compuware Corp.	*	7,505	54,261
Concur Technologies, Inc.	*†	2,083	89,048
Datawatch Corp.	*	3,500	8,890
Ebix, Inc.	*†	934	45,607
Electronic Arts, Inc.	*	12,060	214,065
Epicor Software Corp.	*	1,693	12,901
EPIQ Systems, Inc.	*	1,087	15,207
ePresence, Inc.	*‡d	1,173	—
Evolving Systems, Inc.	*	527	3,294
Factset Research Systems, Inc.		1,490	98,146
Fair Isaac Corp.	†	3,039	64,761
FalconStor Software, Inc.	*†	1,373	5,574
Geeknet, Inc.	*	2,018	2,401
Informatica Corp.	*†	3,171	82,002
Interactive Intelligence, Inc.	*	950	17,518
Intuit, Inc.	*†	11,145	342,263
Jack Henry & Associates, Inc.		3,591	83,024
JDA Software Group, Inc.	*	1,256	31,990
Kenexa Corp.	*†	1,681	21,937
Lawson Software, Inc.	*	8,700	57,855
Magma Design Automation, Inc.	*†	1,429	3,301
Manhattan Associates, Inc.	*†	1,346	32,344
McAfee, Inc.	*	6,724	272,793
Mentor Graphics Corp.	*†	2,745	24,238
MICROS Systems, Inc.	*†	3,428	106,371
Microsoft Corp.		360,310	10,985,852
MicroStrategy, Inc., Class A	*	513	48,232
Netscout Systems, Inc.	*	1,250	18,300
Novell, Inc.	*	15,492	64,292
Nuance Communications, Inc.	*†	4,541	70,567
Oracle Corp.		155,308	3,811,258
Parametric Technology Corp.	*†	4,423	72,272
Pegasystems, Inc.	†	2,141	72,794
Phoenix Technologies Ltd.	*	907	2,494
PLATO Learning, Inc.	*	1,825	7,957
Progress Software Corp.	*	1,322	38,616
QAD, Inc.	†	1,363	8,328
Quest Software, Inc.	*	3,847	70,785
Radiant Systems, Inc.	*	1,019	10,598
Red Hat, Inc.	*	7,251	224,056
Renaissance Learning, Inc.	†	1,353	15,370
Rovi Corp.	*†	3,817	121,648
S1 Corp.	*	2,636	$17,187
Salesforce.com, Inc.	*†	3,783	279,072
Scientific Learning Corp.	*	3,145	15,882
Solera Holdings, Inc.	†	1,099	39,575
Sonic Foundry, Inc.	*	120	582
Sonic Solutions, Inc.	*	889	10,517
SonicWALL, Inc.	*	2,442	18,584
Sybase, Inc.	*	3,825	166,005
Symantec Corp.	*	34,469	616,650
Symyx Technologies, Inc.	*†	1,374	7,557
Synopsys, Inc.	*	6,501	144,842
Take-Two Interactive Software, Inc.	*†	2,643	26,562
TeleCommunication Systems, Inc., Class A	*†	1,200	11,616
THQ, Inc.	*†	2,914	14,687
TIBCO Software, Inc.	*	8,337	80,285
TiVo, Inc.	*	2,696	27,445
Tyler Technologies, Inc.	*†	1,886	37,550
Ultimate Software Group, Inc.	*†	1,242	36,478
VASCO Data Security International, Inc.	*	3,804	23,851
Versant Corp.	*	330	5,036
VMware, Inc., Class A	*	1,700	72,046
Wayside Technology Group, Inc.		1,787	14,207
Websense, Inc.	*	1,958	34,187
			21,595,889

Specialty Retail—2.1%
A.C. Moore Arts & Crafts, Inc.	*	876	2,575
Aaron’s, Inc.	†	1,939	53,769
Abercrombie & Fitch Co., Class A		3,072	107,059
Advance Auto Parts, Inc.	†	4,347	175,967
Aeropostale, Inc.	*†	3,604	122,716
American Eagle Outfitters, Inc.		8,736	148,337
America’s Car-Mart, Inc.	*	354	9,321
AnnTaylor Stores Corp.	*†	2,733	37,278
Asbury Automotive Group, Inc.	*†	1,342	15,473
AutoNation, Inc.	*†	5,363	102,701
AutoZone, Inc.	*†	1,769	279,626
Barnes & Noble, Inc.	†	828	15,790
Bebe Stores, Inc.		790	4,953
Bed Bath & Beyond, Inc.	*	8,780	339,171
Best Buy Co., Inc.		12,626	498,222
Big 5 Sporting Goods Corp.		1,071	18,400
Blockbuster, Inc., Class A	*†	7,850	5,260
Borders Group, Inc.	*	3,342	3,944
Brown Shoe Co., Inc.	†	1,791	17,677
Buckle, Inc. (The)	†	1,236	36,190
CarMax, Inc.	*†	8,516	206,513
Casual Male Retail Group, Inc.	*†	1,930	4,497
Cato Corp. (The), Class A		1,761	35,326
Charming Shoppes, Inc.	*†	3,138	20,303
Chico’s FAS, Inc.	*†	7,236	101,666
Children’s Place Retail Stores, Inc. (The)	*†	1,144	37,763
Christopher & Banks Corp.		1,528	11,643
Coldwater Creek, Inc.	*†	1,528	6,815
Collective Brands, Inc.	*†	2,964	67,490
Cost Plus, Inc.	*	1,014	1,034
Destination Maternity Corp.	*	600	11,400
Dick’s Sporting Goods, Inc.	*†	2,480	61,678
Dress Barn, Inc.	*†	2,597	59,991

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Broad
Market Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Finish Line, Inc. (The), Class A		1,917	$24,058
Foot Locker, Inc.	†	5,840	65,058
GameStop Corp., Class A	*†	4,410	96,755
Gap, Inc. (The)		22,191	464,901
Genesco, Inc.	*	921	25,291
Group 1 Automotive, Inc.	*†	1,068	30,278
Guess?, Inc.	†	3,548	150,080
Gymboree Corp.	*	1,400	60,886
Haverty Furniture Cos., Inc.	†	1,111	15,254
Hibbett Sports, Inc.	*†	1,396	30,698
Home Depot, Inc.		65,234	1,887,220
Hot Topic, Inc.	*†	1,824	11,601
J. Crew Group, Inc.	*†	2,206	98,696
Jo-Ann Stores, Inc.	*†	1,266	45,880
JOS A. Bank Clothiers, Inc.	*†	577	24,344
Kirkland’s, Inc.	*	833	14,469
Limited Brands, Inc.		10,407	200,231
Lithia Motors, Inc., Class A	*	862	7,086
Lowe’s Cos., Inc.		47,645	1,114,417
MarineMax, Inc.	*†	800	7,352
Men’s Wearhouse, Inc. (The)	†	2,437	51,323
Midas, Inc.	*†	1,277	10,791
Monro Muffler Brake, Inc.	†	991	33,139
Office Depot, Inc.	*	11,792	76,058
OfficeMax, Inc.	*†	3,587	45,519
O’Reilly Automotive, Inc.	*	5,478	208,821
Pacific Sunwear of California, Inc.	*	3,025	12,040
Penske Auto Group, Inc.	*†	1,654	25,108
Pep Boys-Manny, Moe & Jack (The)	†	2,200	18,612
PetSmart, Inc.	†	5,983	159,686
Pier 1 Imports, Inc.	*	3,712	18,894
RadioShack Corp.		6,811	132,815
Rent-A-Center, Inc.	*†	3,377	59,840
Ross Stores, Inc.	†	4,200	179,382
Sally Beauty Holdings, Inc.	*	3,659	27,991
Select Comfort Corp.	*	2,104	13,718
Sherwin-Williams Co. (The)		3,587	221,139
Signet Jewelers Ltd. (Bermuda)	*	3,344	89,352
Sonic Automotive, Inc., Class A	*	1,649	17,133
Stage Stores, Inc.	†	2,236	27,637
Staples, Inc.		23,051	566,824
Stein Mart, Inc.	*	1,261	13,442
Systemax, Inc.		1,358	21,334
Talbots, Inc.	*†	375	3,341
Tiffany & Co.		5,242	225,406
TJX Cos., Inc.		10,975	401,136
Tractor Supply Co.	*†	1,549	82,035
Trans World Entertainment Corp.	*	1,932	2,917
Urban Outfitters, Inc.	*†	5,012	175,370
West Marine, Inc.	*	803	6,472
Wet Seal, Inc. (The), Class A	*†	1,246	4,299
Williams-Sonoma, Inc.	†	3,877	80,564
Zale Corp.	*†	2,300	6,256
			10,013,497

Textiles, Apparel & Luxury Goods—0.6%
Carter’s, Inc.	*	1,476	38,745
Charles & Colvard Ltd.	*	1,843	2,138
Cherokee, Inc.		994	17,713
Coach, Inc.		14,097	514,963
Columbia Sportswear Co.	†	652	25,454
CROCS, Inc.	*	3,600	$20,700
Culp, Inc.	*	888	8,862
Deckers Outdoor Corp.	*†	645	65,609
Fossil, Inc.	*	3,154	105,848
Hallwood Group, Inc.	*	100	3,880
Hanesbrands, Inc.	*†	4,099	98,827
Iconix Brand Group, Inc.	*	2,737	34,623
Jones Apparel Group, Inc.	†	4,641	74,535
Kenneth Cole Productions, Inc., Class A	*	956	9,225
K-Swiss, Inc., Class A	*†	1,476	14,672
Lazare Kaplan International, Inc.	*‡	1,139	1,709
Liz Claiborne, Inc.	*†	4,930	27,756
Movado Group, Inc.	†	1,678	16,310
NIKE, Inc., Class B		15,705	1,037,629
Oxford Industries, Inc.		936	19,357
Phillips-Van Heusen Corp.		1,267	51,542
Polo Ralph Lauren Corp.		2,143	173,540
Quiksilver, Inc.	*†	4,288	8,662
Skechers U.S.A., Inc., Class A	*	1,935	56,908
Steven Madden Ltd.	*	751	30,971
Timberland Co. (The), Class A	*	2,970	53,252
Under Armour, Inc., Class A	*†	1,937	52,822
Unifi, Inc.	*	2,629	10,201
V.F. Corp.		3,785	277,213
Warnaco Group, Inc. (The)	*	1,527	64,424
Wolverine World Wide, Inc.		2,589	70,473
			2,988,563

Thrifts & Mortgage Finance—0.3%
Anchor Bancorp Wisconsin, Inc.	*†	1,411	889
Arlington Asset Investment Corp., Class A	*	304	4,630
Astoria Financial Corp.	†	3,465	43,070
Bank Mutual Corp.		3,756	25,992
BankAtlantic Bancorp, Inc., Class A	†	2,405	3,127
Beneficial Mutual Bancorp, Inc.	*†	969	9,535
Brookline Bancorp, Inc.	†	3,765	37,311
Capitol Federal Financial		2,115	66,538
CFS Bancorp, Inc.	†	1,873	6,050
Dime Community Bancshares, Inc.	†	1,638	19,197
Doral Financial Corp. (Puerto Rico)	*†	221	802
Federal Home Loan Mortgage Corp.	*†	25,235	37,095
Federal National Mortgage Association	*†	37,770	44,569
First Financial Service Corp.		402	3,642
First Niagara Financial Group, Inc.		4,217	58,658
Flagstar Bancorp, Inc.	*†	2,110	1,266
Harrington West Financial Group, Inc.	*	1,171	480
Hudson City Bancorp, Inc.		21,250	291,762
MGIC Investment Corp.	*	4,084	23,606
NASB Financial, Inc.	†	528	12,297
New York Community Bancorp, Inc.	†	12,640	183,406
NewAlliance Bancshares, Inc.	†	4,600	55,246
Northwest Bancshares, Inc.		4,608	52,163
Ocwen Financial Corp.	*†	3,358	32,136
Parkvale Financial Corp.		616	4,281
People’s United Financial, Inc.		8,652	144,488

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Broad
Market Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
PMI Group, Inc. (The)	*†	3,929	$9,901
Provident Financial Services, Inc.	†	943	10,043
Provident New York Bancorp		3,670	30,975
Radian Group, Inc.	†	3,844	28,100
Riverview Bancorp, Inc.	*	2,600	5,798
TFS Financial Corp.		3,398	41,252
Tree.com, Inc.	*	314	2,873
Triad Guaranty, Inc.	*	692	187
Trustco Bank Corp.	†	3,435	21,641
United Western Bancorp, Inc.		973	2,685
Washington Federal, Inc.		3,379	65,350
Westfield Financial, Inc.	†	4,068	33,561
			1,414,602

Tobacco—1.3%
Alliance One International, Inc.	*†	2,000	9,760
Altria Group, Inc.		79,654	1,563,608
Lorillard, Inc.		6,904	553,908
Philip Morris International, Inc.		76,547	3,688,800
Reynolds American, Inc.		6,595	349,337
Universal Corp.	†	1,078	49,168
Vector Group Ltd.	†	2,633	36,862
			6,251,443

Trading Companies & Distributors—0.2%
Applied Industrial Technologies, Inc.		2,056	45,376
Beacon Roofing Supply, Inc.	*	2,570	41,120
Fastenal Co.	†	5,638	234,766
GATX Corp.	†	1,766	50,773
H&E Equipment Services, Inc.	*†	1,600	16,784
Interline Brands, Inc.	*†	982	16,959
MSC Industrial Direct Co., Class A		1,782	83,754
United Rentals, Inc.	*	2,798	27,448
W.W. Grainger, Inc.		2,817	272,770
Watsco, Inc.		553	27,086
WESCO International, Inc.	*†	1,550	41,866
Willis Lease Finance Corp.	*	1,234	18,510
			877,212

Water Utilities—0.0%
American States Water Co.		1,261	44,652
American Water Works Co., Inc.		2,266	50,781
Aqua America, Inc.	†	4,329	75,801
California Water Service Group	†	965	35,531
Connecticut Water Service, Inc.		500	12,385
SJW Corp.		1,010	22,796
			241,946

Wireless Telecommunication Services—0.4%
American Tower Corp., Class A	*	16,061	693,996
Crown Castle International Corp.	*†	8,983	350,696
Leap Wireless International, Inc.	*	3,300	$57,915
MetroPCS Communications, Inc.	*†	7,134	54,432
NII Holdings, Inc.	*	5,995	201,312
NTELOS Holdings Corp.	†	2,700	48,114
SBA Communications Corp., Class A	*†	4,064	138,826
Shenandoah Telecommunications Co.	†	1,200	24,420
Sprint Nextel Corp.	*	88,755	324,843
Telephone & Data Systems, Inc.		3,518	119,331
United States Cellular Corp.	*	680	28,839
			2,042,724

TOTAL COMMON STOCKS
(Cost $383,903,803)			472,811,872

RIGHTS—0.0%

Biotechnology—0.0%
Ligand Pharmaceuticals, Inc., Expires 12/31/2011	*‡d	572	—

Pharmaceuticals—0.0%
Fresenius Kabi Pharmaceuticals Holding, Inc. (Germany), Expires 06/30/2011	*	1,756	509

Textiles, Apparel & Luxury Goods—0.0%
Mossimo, Inc.	*‡d	2,806	—

Thrifts & Mortgage Finance—0.0%
Flagstar Bancorp, Inc., Expires 01/25/2010	*‡d	3,165	—

TOTAL RIGHTS
(Cost $—)			509

WARRANTS—0.0%

Diversified Financial Services—0.0%
Equitex, Inc., Class A, Expires 02/07/2010	*‡d	264	—
Equitex, Inc., Class B, Expires 02/07/2010	*‡d	264	—
Pegasus Wireless Corp.	*‡d	540	—

TOTAL WARRANTS
(Cost $—)			—

Coupon Rate	Maturity Date		Face	Value

U.S. TREASURY OBLIGATIONS—0.1%

U.S. Treasury Bills—0.1%
U.S. Treasury Bill
0.024%	03/11/2010	‡‡
(Cost $389,981)			$390,000	389,975

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Broad
Market Index Fund

		Shares	Value

CASH EQUIVALENTS—12.4%

Institutional Money Market Funds—12.4%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class		4,307,797	$4,307,797
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class	††	10,993,336	10,993,336
Fidelity Institutional Money Market: Prime Money Market Portfolio— Institutional Class	††	11,000,000	11,000,000
Short-Term Investments Trust Liquid Assets Portfolio	††	11,000,000	11,000,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class	††	11,152,839	11,152,839
Wells Fargo Advantage Heritage Money Market Fund—Select Class	††	11,000,000	11,000,000

TOTAL CASH EQUIVALENTS
(Cost $59,453,972)			59,453,972

TOTAL INVESTMENTS—111.4%
(Cost 443,747,756)			532,656,328
Other assets less liabilities—(11.4%)			(54,629,400)

NET ASSETS—100.0%			$478,026,928

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust

*	Non-income producing.

†	Denotes all or a portion of the security on loan.

‡	Security valued at fair value as determined by policies approved by the Board of Directors.

d	Security has no market value at December 31, 2009.

‡‡	Security or a portion of the security has been pledged as collateral for futures contracts.

††	Represents reinvestment of collateral received in conjunction with securities lending.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value

COMMON STOCKS—97.3%

Aerospace & Defense—1.0%
AAR Corp.	*	3,869	$88,910
Aerovironment, Inc.	*	616	17,913
Alliant Techsystems, Inc.	*	3,022	266,752
American Science & Engineering, Inc.		1,020	77,357
Applied Signal Technology, Inc.	†	2,274	43,865
Astronics Corp.	*	716	6,122
Astronics Corp., Class B	*	179	1,539
BE Aerospace, Inc.	*†	10,374	243,789
Ceradyne, Inc.	*	2,334	44,836
Cubic Corp.		1,262	47,073
Curtiss-Wright Corp.		3,943	123,495
DigitalGlobe, Inc.	*	3,405	82,401
Ducommun, Inc.		852	15,941
DynCorp International, Inc., Class A	*	1,953	28,026
Esterline Technologies Corp.	*	2,519	102,700
GenCorp, Inc.	*	4,016	28,112
GeoEye, Inc.	*†	1,729	48,204
HEICO Corp., Class A		2,477	89,073
Herley Industries, Inc.	*†	1,550	21,529
Hexcel Corp.	*†	8,244	107,007
Innovative Solutions & Support, Inc.	*	1,200	5,508
Kratos Defense & Security Solutions, Inc.	*	1,442	15,213
Ladish Co., Inc.	*†	2,037	30,718
Moog, Inc., Class A	*	3,584	104,760
Orbital Sciences Corp.	*	5,400	82,404
Spirit Aerosystems Holdings, Inc., Class A	*	6,992	138,861
Stanley, Inc.	*	1,217	33,358
Taser International, Inc.	*	6,942	30,406
Teledyne Technologies, Inc.	*	2,702	103,649
TransDigm Group, Inc.		3,761	178,610
Triumph Group, Inc.		2,080	100,360
			2,308,491

Air Freight & Logistics—0.2%
Air T, Inc.		563	5,444
Air Transport Services Group, Inc.	*	15,100	39,864
Atlas Air Worldwide Holdings, Inc.	*	1,188	44,253
Dynamex, Inc.	*	2,145	38,825
Forward Air Corp.	†	2,629	65,856
HUB Group, Inc., Class A	*†	3,172	85,105
Pacer International, Inc.	*†	3,711	11,727
UTi Worldwide, Inc. (Virgin Islands, British)		8,059	115,405
			406,479

Airlines—0.8%
AirTran Holdings, Inc.	*†	12,396	64,707
Alaska Air Group, Inc.	*	3,191	110,281
Allegiant Travel Co.	*†	1,751	82,595
AMR Corp.	*†	25,628	198,104
Continental Airlines, Inc., Class B	*†	14,521	260,216
Delta Air Lines, Inc.	*†	59,958	682,322
ExpressJet Holdings, Inc.	*	387	1,865
JetBlue Airways Corp.	*†	23,246	126,691
Mesa Air Group, Inc.	*	2,928	352
Pinnacle Airlines Corp.	*	4,709	32,398
Republic Airways Holdings, Inc.	*	3,638	$26,885
Skywest, Inc.		5,070	85,784
UAL Corp.	*†	14,550	187,841
US Airways Group, Inc.	*†	8,416	40,734
			1,900,775

Auto Components—0.8%
American Axle & Manufacturing Holdings, Inc.	*†	5,514	44,222
Amerigon, Inc.	*†	3,475	27,592
ArvinMeritor, Inc.	*	5,690	63,614
BorgWarner, Inc.		9,706	322,433
Cooper Tire & Rubber Co.	†	3,864	77,473
Dana Holding Corp.	*	11,741	127,272
Drew Industries, Inc.	*	1,570	32,421
Exide Technologies	*†	9,741	69,259
Federal Mogul Corp.	*	8,384	145,043
Fuel Systems Solutions, Inc.	*	2,117	87,305
Gentex Corp.		11,177	199,509
Modine Manufacturing Co.	*†	4,717	55,849
Quantum Fuel Systems Technologies Worldwide, Inc.	*†	11,052	12,268
Shiloh Industries, Inc.	*	5,043	26,728
Spartan Motors, Inc.		6,140	34,568
Standard Motor Products, Inc.	*	2,540	21,641
Strattec Security Corp.	*	124	2,294
Superior Industries International, Inc.	†	2,013	30,799
Tenneco, Inc.	*	5,147	91,256
TRW Automotive Holdings Corp.	*†	10,285	245,606
WABCO Holdings, Inc.		7,712	198,893
			1,916,045

Automobiles—0.1%
Thor Industries, Inc.		3,595	112,883
Winnebago Industries, Inc.	*†	3,534	43,115
			155,998

Beverages—0.4%
Boston Beer Co., Inc., Class A	*	1,180	54,988
Central European Distribution Corp. (Poland)	*	3,976	112,958
Coca-Cola Bottling Co. Consolidated		437	23,607
Hansen Natural Corp.	*	10,468	401,971
Jones Soda Co.	*†	1,928	829
National Beverage Corp.	*†	766	10,617
PepsiAmericas, Inc.		8,074	236,245
			841,215

Biotechnology—2.8%
Aastrom Biosciences, Inc.	*	3,290	1,012
Abraxis Bioscience, Inc.	*†	2,772	112,405
Acorda Therapeutics, Inc.	*	3,687	92,986
Alexion Pharmaceuticals, Inc.	*	6,617	323,042
Alkermes, Inc.	*	6,009	56,545
Allos Therapeutics, Inc.	*	7,571	49,741
Alnylam Pharmaceuticals, Inc.	*†	3,514	61,917
AMAG Pharmaceuticals, Inc.	*†	2,241	85,225
Amylin Pharmaceuticals, Inc.	*†	17,151	243,373
Anadys Pharmaceuticals, Inc.	*	1,662	3,507
Antigenics, Inc.	*	9,214	5,897
ARCA Biopharma, Inc.	*†	436	1,421
Arena Pharmaceuticals, Inc.	*†	8,294	29,444

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Ariad Pharmaceuticals, Inc.	*	12,199	$27,814
Arqule, Inc.	*	4,724	17,432
Array Biopharma, Inc.	*	4,170	11,718
AVI BioPharma, Inc.	*†	19,636	28,669
Avigen, Inc.	*‡	3,880	5,122
BioCryst Pharmaceuticals, Inc.	*†	3,943	25,472
BioMarin Pharmaceutical, Inc.	*†	13,317	250,493
Biosante Pharmaceuticals, Inc.	*†	1,867	2,707
Celera Corp.	*	8,151	56,323
Cell Therapeutics, Inc.	*†	54,015	61,577
Celldex Therapeutics, Inc.	*	1,799	8,419
Cepheid, Inc.	*	5,446	67,966
Clinical Data, Inc.	*†	1,998	36,483
Cubist Pharmaceuticals, Inc.	*	4,798	91,018
Cytokinetics, Inc.	*	4,127	12,010
CytRx Corp.	*	42,638	47,755
Dendreon Corp.	*	13,797	362,585
Dyax Corp.	*	9,610	32,578
Emergent Biosolutions, Inc.	*	2,525	34,315
Entremed, Inc.	*	1,390	1,112
Enzon Pharmaceuticals, Inc.	*†	4,016	42,288
EPIX Pharmaceuticals, Inc.	*	3,320	43
Exact Sciences Corp.	*	7,997	27,110
Exelixis, Inc.	*†	10,192	75,115
Facet Biotech Corp.	*†	4,790	84,208
Genaera Corp.	*‡d	797	—
Genomic Health, Inc.	*†	1,858	36,342
Geron Corp.	*†	11,195	62,132
GTC Biotherapeutics, Inc.	*	398	294
GTx, Inc.	*†	1,710	7,182
Halozyme Therapeutics, Inc.	*	5,974	35,067
Hemispherx Biopharma, Inc.	*†	14,952	8,373
Human Genome Sciences, Inc.	*†	17,063	522,128
Idenix Pharmaceuticals, Inc.	*	3,110	6,686
Idera Pharmaceuticals, Inc.	*	1,932	9,988
Immunogen, Inc.	*†	5,986	47,050
Immunomedics, Inc.	*	9,692	31,111
Incyte Corp. Ltd.	*†	9,580	87,274
InterMune, Inc.	*†	2,819	36,760
Isis Pharmaceuticals, Inc.	*	7,940	88,134
Keryx Biopharmaceuticals, Inc.	*†	12,840	32,100
Lexicon Pharmaceuticals, Inc.	*†	7,724	13,131
Ligand Pharmaceuticals, Inc., Class B	*	9,497	20,608
MannKind Corp.	*†	6,322	55,381
Martek Biosciences Corp.	*	3,591	68,014
Maxygen, Inc.	*	2,991	18,215
Medivation, Inc.	*†	3,832	144,275
Metabolix, Inc.	*	2,162	23,933
Momenta Pharmaceuticals, Inc.	*	3,492	44,034
Myriad Genetics, Inc.	*	8,522	222,424
Myriad Pharmaceuticals, Inc.	*	2,141	10,769
Nabi Biopharmaceuticals	*	6,806	33,349
Neurobiological Technologies, Inc.	*	448	52
Neurocrine Biosciences, Inc.	*	6,840	18,605
Novavax, Inc.	*†	11,268	29,973
NPS Pharmaceuticals, Inc.	*	7,595	25,823
Onyx Pharmaceuticals, Inc.	*†	6,499	190,681
Orthologic Corp.	*	1,517	1,092
OSI Pharmaceuticals, Inc.	*†	4,478	138,952
Osiris Therapeutics, Inc.	*	2,984	21,306
PDL BioPharma, Inc.	†	10,882	74,650
Peregrine Pharmaceuticals, Inc.	*†	1,823	5,396
Pharmasset, Inc.	*†	3,318	68,683
Poniard Pharmaceuticals, Inc.	*†	3,696	$6,764
Progenics Pharmaceuticals, Inc.	*	2,623	11,646
Regeneron Pharmaceuticals, Inc.	*	6,795	164,303
Repligen Corp.	*	3,422	14,064
Rigel Pharmaceuticals, Inc.	*	3,086	29,348
RXi Pharmaceuticals Corp.	*†	6,212	28,451
Sangamo Biosciences, Inc.	*†	8,595	50,882
Savient Pharmaceuticals, Inc.	*	9,248	125,865
Sciclone Pharmaceuticals, Inc.	*†	4,800	11,184
Seattle Genetics, Inc.	*	7,531	76,515
SIGA Technologies, Inc.	*†	4,650	26,970
StemCells, Inc.	*†	8,757	11,034
Talecris Biotherapeutics Holdings Corp.	*	5,428	120,882
Targeted Genetics Corp.	*	3,456	968
Telik, Inc.	*	6,069	4,639
Theravance, Inc.	*	4,427	57,861
Trimeris, Inc.	*	4,014	10,517
United Therapeutics Corp.	*†	5,460	287,469
Vanda Pharmaceuticals, Inc.	*†	4,137	46,500
Vertex Pharmaceuticals, Inc.	*	14,803	634,309
Vion Pharmaceuticals, Inc.	*	17,757	2,397
XOMA Ltd.	*	12,047	8,418
Zymogenetics, Inc.	*	4,513	28,838
			6,476,638

Building Products—0.5%
American Woodmark Corp.		800	15,744
Ameron International Corp.		853	54,131
Apogee Enterprises, Inc.	†	2,250	31,500
Armstrong World Industries, Inc.	*	1,930	75,135
Gibraltar Industries, Inc.	*	1,868	29,384
Griffon Corp.	*	6,441	78,709
Insteel Industries, Inc.	†	1,400	18,200
Jewett-Cameron Trading Ltd.	*	2,007	13,748
Lennox International, Inc.		5,114	199,650
NCI Building Systems, Inc.	*	1,232	2,230
Owens Corning, Inc.	*	10,414	267,015
Quanex Building Products Corp.		3,376	57,291
Simpson Manufacturing Co., Inc.		3,679	98,928
Trex Co., Inc.	*	2,108	41,317
U.S. Home Systems, Inc.	*	1,292	3,282
Universal Forest Products, Inc.		1,649	60,700
USG Corp.	*†	7,705	108,255
			1,155,219

Capital Markets—2.2%
Affiliated Managers Group, Inc.	*†	3,775	254,246
Artio Global Investors, Inc.	*	1,774	45,219
BGC Partners, Inc., Class A		6,185	28,575
BlackRock, Inc.	†	4,156	965,023
Calamos Asset Management, Inc., Class A		1,520	17,526
Deerfield Capital Corp.	*	522	2,401
Diamond Hill Investment Group, Inc.		649	41,685
Eaton Vance Corp.	†	12,524	380,855
Evercore Partners, Inc., Class A	†	2,490	75,696
GAMCO Investors, Inc., Class A	†	639	30,857
GFI Group, Inc.		4,612	21,077
GLG Partners, Inc.	*†	25,997	83,710

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Greenhill & Co., Inc.		2,682	$215,204
International Assets Holding Corp.	*	1,308	19,018
Investment Technology Group, Inc.	*	4,541	89,458
Jefferies Group, Inc.	*†	12,468	295,866
KBW, Inc.	*	2,524	69,057
Kent Financial Services, Inc.	*	2,200	3,454
Knight Capital Group, Inc., Class A	*	11,149	171,694
LaBranche & Co., Inc.	*	5,402	15,342
optionsXpress Holdings, Inc.		6,377	98,525
Penson Worldwide, Inc.	*†	2,610	23,647
Piper Jaffray Cos.	*	2,312	117,010
Raymond James Financial, Inc.		11,271	267,912
Riskmetrics Group, Inc.	*	2,472	39,329
Safeguard Scientifics, Inc.	*	3,658	37,714
Sanders Morris Harris Group, Inc.		2,882	15,851
SEI Investments Co.		21,023	368,323
Siebert Financial Corp.	*	1,470	3,396
Stifel Financial Corp.	*†	3,683	218,181
SWS Group, Inc.	†	2,331	28,205
TD Ameritrade Holding Corp.	*	29,507	571,846
Teton Advisors, Inc., Class B	*†‡	15	240
Thomas Weisel Partners Group, Inc.	*	4,162	15,732
TradeStation Group, Inc.	*	3,191	25,177
U.S. Global Investors, Inc., Class A	†	2,549	31,378
Virtus Investment Partners, Inc.	*	1,094	17,394
Waddell & Reed Financial, Inc., Class A	†	10,428	318,471
Westwood Holdings Group, Inc.	†	1,427	51,857
			5,076,151

Chemicals—2.7%
A. Schulman, Inc.	†	2,297	46,353
Albemarle Corp.		6,791	246,989
Ampal-American Israel Corp., Class A (Israel)	*†	15,776	42,595
Arch Chemicals, Inc.		2,418	74,668
Ashland, Inc.		5,906	233,996
Balchem Corp.		2,127	71,276
Cabot Corp.		4,167	109,300
Calgon Carbon Corp.	*	4,409	61,285
Celanese Corp., Class A		12,234	392,711
Cytec Industries, Inc.	†	4,124	150,196
Ferro Corp.		3,833	31,584
Flotek Industries, Inc.	*†	1,346	1,804
Georgia Gulf Corp.	*	2,761	47,986
H.B. Fuller Co.		4,230	96,232
Huntsman Corp.		17,894	202,023
ICO, Inc.	†	11,097	81,119
Intrepid Potash, Inc.	*†	4,761	138,878
Koppers Holdings, Inc.		2,428	73,908
Kronos Worldwide, Inc.	*†	235	3,819
Landec Corp.	*	3,037	18,951
LSB Industries, Inc.	*	1,412	19,909
Lubrizol Corp.		5,599	408,447
Material Sciences Corp.	*	2,565	4,540
Minerals Technologies, Inc.		1,341	73,044
Mosaic Co. (The)		16,218	968,701
Nalco Holding Co.		12,028	306,834
NewMarket Corp.	†	1,651	189,485
NL Industries, Inc.		412	$2,859
Olin Corp.	†	6,749	118,242
OM Group, Inc.	*	2,471	77,565
Omnova Solutions, Inc.	*	3,769	23,104
Penford Corp.	†	2,075	18,032
PolyOne Corp.	*	7,843	58,587
Quaker Chemical Corp.		1,303	26,894
Rockwood Holdings, Inc.	*	3,784	89,151
RPM International, Inc.		10,721	217,958
Scotts Miracle-Gro Co. (The), Class A		5,276	207,400
Sensient Technologies Corp.		4,270	112,301
Solutia, Inc.	*	8,655	109,919
Spartech Corp.		2,131	21,864
Stepan Co.	†	1,197	77,578
Terra Industries, Inc.		9,661	310,988
Valhi, Inc.		7,241	101,157
Valspar Corp.		10,169	275,987
W.R. Grace & Co.	*†	6,348	160,922
Westlake Chemical Corp.	†	2,003	49,935
Zep, Inc.		2,287	39,611
Zoltek Cos., Inc.	*†	3,934	37,373
			6,234,060

Commercial Banks—3.6%
1st Source Corp.		850	13,676
Alliance Bankshares Corp.	*	12,824	36,548
Amcore Financial, Inc.	*†	2,073	2,571
AmericanWest Bancorp	*	1,951	790
Ameris Bancorp	†	3,058	21,898
Arrow Financial Corp.	†	2,255	56,375
Associated Banc-Corp	†	10,941	120,460
BancFirst Corp.		1,092	40,448
Bancorp, Inc. (The)/Delaware	*†	4,479	30,726
BancorpSouth, Inc.	†	9,963	233,732
BancTrust Financial Group, Inc.	†	4,800	13,776
Bank of Hawaii Corp.		4,718	222,029
Bank of the Ozarks, Inc.	†	1,692	49,525
Banner Corp.	†	2,682	7,188
BOK Financial Corp.	†	2,311	109,819
Boston Private Financial Holdings, Inc.	†	8,952	51,653
Bryn Mawr Bank Corp.	†	2,098	31,659
Camden National Corp.	†	1,411	46,140
Capital Bank Corp.		1,283	4,940
Capital City Bank Group, Inc.		1,576	21,812
CapitalSource, Inc.		23,158	91,937
Capitol Bancorp Ltd.	†	1,172	2,297
Cardinal Financial Corp.		5,028	43,945
Cascade Bancorp	*	4,795	3,309
Cascade Financial Corp.	†	1,063	2,360
Cathay General Bancorp	†	5,713	43,133
Catskill Litigation Trust	*‡d	583	—
Center Financial Corp.	*	3,188	14,665
Central Pacific Financial Corp.	*†	2,937	3,847
Chemical Financial Corp.		2,317	54,635
Citizens Republic Bancorp, Inc.	*	18,265	12,603
City Bank/Washington	*†	1,647	2,866
City Holding Co.		1,962	63,431
City National Corp./California	†	5,385	245,556
CoBiz Financial, Inc.		3,329	15,813
Columbia Banking System, Inc.	†	2,974	48,119
Commerce Bancshares, Inc./Missouri		6,962	269,569
Community Bank System, Inc.	†	3,080	59,475

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Community Trust Bancorp, Inc.	†	1,658	$40,538
Cullen/Frost Bankers, Inc.		6,229	311,450
CVB Financial Corp.	†	8,917	77,043
Danvers Bancorp, Inc.	†	3,141	40,802
East West Bancorp, Inc.	†	10,558	166,816
Eastern Virginia Bankshares, Inc.		701	4,977
Fidelity Southern Corp.	*	6,662	23,983
Financial Institutions, Inc.		2,448	28,837
First BanCorp. (Puerto Rico)	†	11,152	25,650
First Bancorp/North Carolina	†	2,459	34,352
First Busey Corp.		2,491	9,690
First Citizens BancShares, Inc./North Carolina, Class A		634	103,982
First Commonwealth Financial Corp.		6,466	30,067
First Financial Bancorp	†	4,349	63,321
First Financial Bankshares, Inc.	†	1,727	93,655
First Merchants Corp.	†	2,436	14,470
First Midwest Bancorp, Inc./Illinois	†	6,091	66,331
First of Long Island Corp. (The)	†	1,432	36,158
First State Bancorporation/New Mexico	*	2,566	1,021
FirstMerit Corp.		9,293	187,161
FNB Corp./Pennsylvania	†	10,042	68,185
Frontier Financial Corp.	*†	464	1,629
Fulton Financial Corp.		18,221	158,887
Glacier Bancorp, Inc.	†	5,600	76,832
Great Southern Bancorp, Inc.	†	1,809	38,640
Green Bankshares, Inc.	†	2,129	7,558
Guaranty Bancorp	*	20,379	26,900
Hancock Holding Co.	†	2,349	102,863
Hanmi Financial Corp.	*†	5,069	6,083
Harleysville National Corp.		4,586	29,534
Heritage Commerce Corp.		5,846	23,501
Heritage Financial Corp./Washington		972	13,394
Horizon Financial Corp.	*†	1,660	374
IBERIABANK Corp.		2,647	142,435
Independent Bank Corp./Massachusetts	†	3,125	65,281
Independent Bank Corp./Michigan	†	3,884	2,796
Integra Bank Corp.		1,659	1,228
International Bancshares Corp.		6,833	129,349
Investors Bancorp, Inc.	*	4,407	48,213
Lakeland Financial Corp.		2,823	48,697
Macatawa Bank Corp.	*†	1,599	3,470
MainSource Financial Group, Inc.	†	3,185	15,224
MB Financial, Inc.		3,847	75,863
Merchants Bancshares, Inc.		1,298	29,387
Midsouth Bancorp, Inc.		1,241	17,250
Midwest Banc Holdings, Inc.	*†	1,420	511
MidWestOne Financial Group, Inc.		4,566	39,952
Nara Bancorp, Inc.	*†	3,860	43,772
National Penn Bancshares, Inc.	†	6,952	40,252
NBT Bancorp, Inc.	†	4,152	84,576
Northern States Financial Corp.	*	4,695	18,897
Northfield Bancorp, Inc.		3,239	43,791
Old National Bancorp/Indiana		5,304	65,929
Old Second Bancorp, Inc.	†	1,975	$13,608
Oriental Financial Group, Inc. (Puerto Rico)		5,322	57,478
Pacific Capital Bancorp	†	5,547	5,325
Pacific Premier Bancorp, Inc.	*	977	3,302
PacWest Bancorp		2,392	48,199
Park National Corp.	†	1,146	67,476
Peapack Gladstone Financial Corp.		1,086	13,770
Peoples Bancorp, Inc./Ohio		1,235	11,955
Peoples Financial Corp./Mississippi		1,631	33,142
Pinnacle Financial Partners, Inc.	*†	2,764	39,304
Popular, Inc. (Puerto Rico)		53,815	121,622
Preferred Bank/California		4,473	8,051
PrivateBancorp, Inc.		5,859	52,555
Prosperity Bancshares, Inc.	†	4,902	198,384
Renasant Corp.	†	2,255	30,668
Republic Bancorp, Inc./Kentucky, Class A	†	2,055	42,333
Royal Bancshares of Pennsylvania, Inc., Class A	*	11,522	14,979
S&T Bancorp, Inc.	†	2,764	47,016
Sandy Spring Bancorp, Inc.	†	2,239	19,905
Santander BanCorp (Puerto Rico)	*	511	6,275
Seacoast Banking Corp. of Florida		2,998	4,887
Shore Bancshares, Inc.		5,419	78,359
Sierra Bancorp		5,758	43,934
Signature Bank/New York	*	3,883	123,868
Simmons First National Corp., Class A		2,377	66,081
South Financial Group, Inc. (The)		10,203	6,578
Southwest Bancorp, Inc./Oklahoma		2,739	19,009
State Bancorp, Inc./New York		3,354	23,847
Sterling Bancorp/New York	†	3,135	22,384
Sterling Bancshares, Inc./Texas	†	8,065	41,373
Sterling Financial Corp./Washington	*†	4,010	2,486
Suffolk Bancorp	†	1,614	47,936
Superior Bancorp	*†	9,432	31,031
Susquehanna Bancshares, Inc.	†	7,650	45,058
SVB Financial Group	*	3,535	147,374
SY Bancorp, Inc.	†	2,543	54,293
Synovus Financial Corp.	†	52,126	106,858
TCF Financial Corp.	†	11,585	157,788
Texas Capital Bancshares, Inc.	*	4,544	63,434
Tompkins Financial Corp.	†	989	40,054
TowneBank/Virginia	†	2,280	26,630
Trustmark Corp.	†	6,697	150,950
UMB Financial Corp.	†	3,926	154,488
Umpqua Holdings Corp.	†	7,769	104,182
Union Bankshares Corp./Virginia	†	2,131	26,403
United Bankshares, Inc.	†	4,222	84,313
United Community Banks, Inc./Georgia	*	4,029	13,658
Valley National Bancorp		14,209	200,773
Virginia Commerce Bancorp	*	10,179	37,968
W Holding Co., Inc. (Puerto Rico)	†	372	8,519
Washington Trust Bancorp, Inc.	†	2,413	37,595
Webster Financial Corp.	†	3,649	43,314
WesBanco, Inc.		2,340	28,876

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
West Coast Bancorp/Oregon		6,311	$13,253
Westamerica Bancorporation	†	2,577	142,688
Western Alliance Bancorp	*	7,301	27,598
Whitney Holding Corp./Louisiana	†	5,129	46,725
Wilmington Trust Corp.	†	5,828	71,918
Wilshire Bancorp, Inc.	†	5,214	42,703
Wintrust Financial Corp.	†	2,780	85,596
			8,235,011

Commercial Services & Supplies—1.5%
ABM Industries, Inc.	†	4,088	84,458
ACCO Brands Corp.	*	6,182	45,005
American Ecology Corp.		2,133	36,346
American Reprographics Co.	*	3,490	24,465
APAC Customer Services, Inc.	*	1,972	11,753
ATC Technology Corp.	*	1,503	35,847
Bowne & Co., Inc.		4,086	27,294
Brink’s Co. (The)		4,902	119,315
Casella Waste Systems, Inc., Class A	*	5,820	23,396
Cenveo, Inc.	*	10,269	89,854
Clean Harbors, Inc.	*	2,210	131,738
Consolidated Graphics, Inc.	*	699	24,479
Copart, Inc.	*†	7,116	260,659
Cornell Cos., Inc.	*†	1,730	39,271
Corrections Corp. of America	*	14,665	360,026
Courier Corp.		1,904	27,132
Covanta Holding Corp.	*†	13,438	243,093
Deluxe Corp.		4,863	71,924
EnergySolutions, Inc.	†	7,259	61,629
Ennis, Inc.		2,217	37,223
G&K Services, Inc., Class A		1,576	39,605
Geo Group, Inc. (The)	*	4,245	92,881
Healthcare Services Group, Inc.	†	3,902	83,737
Herman Miller, Inc.	†	5,018	80,188
HNI Corp.		3,310	91,455
Interface, Inc., Class A		3,470	28,836
Intersections, Inc.	*	1,900	9,310
Kimball International, Inc., Class B		4,445	37,871
Knoll, Inc.		4,195	43,334
M&F Worldwide Corp.	*	1,251	49,414
McGrath Rentcorp	†	2,460	55,006
Metalico, Inc.	*†	1,513	7,444
Mine Safety Appliances Co.	†	2,725	72,294
Mobile Mini, Inc.	*†	3,320	46,779
Multi-Color Corp.		1,912	23,346
Perma-Fix Environmental Services, Inc.	*	5,502	12,490
Rollins, Inc.		8,652	166,811
Standard Register Co. (The)	†	1,650	8,415
Steelcase, Inc., Class A		4,515	28,715
Sykes Enterprises, Inc.	*	3,519	89,629
Team, Inc.	*†	1,659	31,206
Tetra Tech, Inc.	*	5,114	138,947
TRC Cos., Inc.	*	11,036	32,998
United Stationers, Inc.	*	2,055	116,827
Viad Corp.		1,978	40,806
Virco Mfg. Corp.		799	2,916
Waste Connections, Inc.	*†	7,983	266,153
			3,452,320

Communications Equipment—1.8%
3Com Corp.	*	37,205	$279,038
ADC Telecommunications, Inc.	*†	10,538	65,441
ADTRAN, Inc.	†	6,609	149,033
Alliance Fiber Optic Products, Inc.		4,818	5,782
AltiGen Communications, Inc.	*	4,110	4,110
Anaren, Inc.	*	2,003	30,145
Arris Group, Inc.	*	13,085	149,562
Aruba Networks, Inc.	*	5,783	61,647
Bel Fuse, Inc., Class A		546	10,614
BigBand Networks, Inc.	*	7,195	24,751
Black Box Corp.		1,414	40,073
Blonder Tongue Laboratories, Inc.	*	2,285	2,605
Blue Coat Systems, Inc.	*†	3,077	87,818
Brocade Communications Systems, Inc.	*	47,452	362,059
Ciena Corp.	*†	6,000	65,040
CommScope, Inc.	*	9,410	249,647
Comtech Telecommunications Corp.	*†	3,394	118,960
DG FastChannel, Inc.	*†	1,773	49,520
Digi International, Inc.	*	2,517	22,955
Digital Angel Corp.	*	584	444
Ditech Networks, Inc.	*	3,980	5,134
EchoStar Corp., Class A	*	4,738	95,423
Emcore Corp.	*†	6,178	6,610
EMS Technologies, Inc.	*	1,782	25,839
Emulex Corp.	*	9,660	105,294
EndWave Corp.	*	912	2,225
Extreme Networks, Inc.	*	9,940	28,528
F5 Networks, Inc.	*†	7,612	403,284
Finisar Corp.	*†	5,319	47,446
Globecomm Systems, Inc.	*	5,067	39,624
Harmonic, Inc.	*	8,430	53,362
Harris Stratex Networks, Inc.	*	4,485	30,991
Hughes Communications, Inc.	*	1,313	34,177
Infinera Corp.	*	8,890	78,854
InterDigital, Inc.	*†	3,859	102,418
Ixia	*	5,492	40,860
KVH Industries, Inc.	*	3,755	55,386
Loral Space & Communications, Inc.	*	1,513	47,826
NETGEAR, Inc.	*	3,410	73,963
Network Engines, Inc.	*	1,330	1,782
Network Equipment Technologies, Inc.	*†	2,454	9,939
Numerex Corp., Class A	*	1,800	7,740
Oclaro, Inc.	*	22,894	33,654
Oplink Communications, Inc.	*	1,808	29,633
Optelecom-NKF, Inc.	*	3,399	9,619
Optical Cable Corp.	*	241	795
Orbcomm, Inc.	*	3,512	9,482
Palm, Inc.	*†	15,774	158,371
Parkervision, Inc.	*†	2,943	5,386
Performance Technologies, Inc.	*	794	2,215
Plantronics, Inc.		4,089	106,232
Polycom, Inc.	*†	8,410	209,998
Powerwave Technologies, Inc.	*	8,448	10,644
Riverbed Technology, Inc.	*†	5,583	128,242
SCM Microsystems, Inc.	*	1,494	3,376
SeaChange International, Inc.	*	3,359	22,069
Sonus Networks, Inc.	*	17,431	36,779

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Sycamore Networks, Inc.		1,477	$30,884
Symmetricom, Inc.	*	6,110	31,772
Tekelec	*	6,288	96,081
Tollgrade Communications, Inc.	*	5,462	33,373
UTStarcom, Inc.	*†	14,322	31,365
Viasat, Inc.	*†	2,822	89,683
Westell Technologies, Inc., Class A	*	3,671	4,405
Zoom Technologies, Inc.	*†	542	3,350
			4,163,357

Computers & Peripherals—0.8%
3PAR, Inc.	*†	3,566	42,257
ActivIdentity Corp.	*†	5,830	13,701
Adaptec, Inc.	*	7,841	26,267
Avid Technology, Inc.	*†	2,658	33,916
Concurrent Computer Corp.	*	759	3,036
Cray, Inc.	*	4,598	29,519
Dataram Corp.	*	1,175	4,312
Diebold, Inc.		6,403	182,165
Dot Hill Systems Corp.	*	3,866	7,345
Electronics for Imaging, Inc.	*	3,912	50,895
Hutchinson Technology, Inc.	*†	2,054	21,074
Hypercom Corp.	*	4,002	12,686
iGO, Inc.	*	2,804	3,449
Imation Corp.	*	2,265	19,751
Immersion Corp.	*	5,977	27,315
Intermec, Inc.	*	4,513	58,037
Intevac, Inc.	*	3,057	35,064
NCR Corp.	*	14,128	157,245
Novatel Wireless, Inc.	*†	2,949	23,504
Overland Storage, Inc.	*	9,851	22,657
Presstek, Inc.	*	6,107	13,008
Quantum Corp.	*	18,593	54,478
Rimage Corp.	*	924	16,022
Seagate Technology (Cayman Islands)		45,513	827,882
Silicon Graphics International Corp.	*	3,088	21,647
STEC, Inc.	*†	4,580	74,837
Stratasys, Inc.	*†	1,962	33,903
Synaptics, Inc.	*†	3,209	98,356
TransAct Technologies, Inc.	*	889	6,170
			1,920,498

Construction & Engineering—0.9%
Aecom Technology Corp.	*	10,509	288,998
Comfort Systems USA, Inc.		3,803	46,929
Dycom Industries, Inc.	*†	5,316	42,687
EMCOR Group, Inc.	*	6,332	170,331
Furmanite Corp.	*	4,100	15,621
Granite Construction, Inc.	†	4,105	138,174
Insituform Technologies, Inc., Class A	*†	2,980	67,706
KBR, Inc.		15,576	295,944
Layne Christensen Co.	*	1,813	52,051
MasTec, Inc.	*	5,153	64,413
Northwest Pipe Co.	*	1,025	27,532
Orion Marine Group, Inc.	*	2,206	46,458
Pike Electric Corp.	*†	1,369	12,704
Shaw Group, Inc. (The)	*	9,029	259,584
Sterling Construction Co., Inc.	*	1,751	33,584
Tutor Perini Corp.	*†	4,186	75,683
URS Corp.	*	8,049	358,341
			1,996,740

Construction Materials—0.2%
Eagle Materials, Inc.		4,454	$116,027
Headwaters, Inc.	*	2,476	16,143
Martin Marietta Materials, Inc.	†	3,473	310,521
Texas Industries, Inc.		2,313	80,932
U.S. Concrete, Inc.	*	4,770	4,341
			527,964

Consumer Finance—0.3%
Advance America Cash Advance Centers, Inc.		6,040	33,583
AmeriCredit Corp.	*†	7,671	146,056
Cash America International, Inc.		4,253	148,685
CompuCredit Holdings Corp.	†	2,840	9,457
Dollar Financial Corp.	*†	2,393	56,618
Ezcorp, Inc., Class A	*	4,463	76,808
First Cash Financial Services, Inc.	*†	2,180	48,374
First Marblehead Corp. (The)	*	4,118	8,771
Nelnet, Inc., Class A		4,517	77,828
Rewards Network, Inc.		1,109	14,018
Student Loan Corp. (The)		247	11,503
World Acceptance Corp.	*†	1,219	43,677
			675,378

Containers & Packaging—0.8%
AEP Industries, Inc.	*	1,109	42,453
AptarGroup, Inc.		5,916	211,438
Crown Holdings, Inc.	*	13,981	357,634
Graphic Packaging Holding Co.	*	5,000	17,350
Greif, Inc., Class A	†	3,616	195,192
Myers Industries, Inc.		1,717	15,625
Packaging Corp. of America		9,287	213,694
Rock-Tenn Co., Class A		3,089	155,716
Silgan Holdings, Inc.		2,164	125,252
Sonoco Products Co.		8,131	237,832
Temple-Inland, Inc.		14,650	309,261
			1,881,447

Distributors—0.1%
Audiovox Corp., Class A	*	2,945	20,880
LKQ Corp.	*†	11,819	231,534
			252,414

Diversified Consumer Services—1.0%
American Public Education, Inc.	*†	1,422	48,860
Brink’s Home Security Holdings, Inc.	*†	3,497	114,142
Capella Education Co.	*†	1,374	103,462
Career Education Corp.	*	8,264	192,634
Coinstar, Inc.	*†	3,326	92,396
Corinthian Colleges, Inc.	*†	7,377	101,581
Education Management Corp.	*†	2,173	47,828
Grand Canyon Education, Inc.	*†	2,304	43,799
Hillenbrand, Inc.		5,927	111,665
ITT Educational Services, Inc.	*†	3,718	356,779
Jackson Hewitt Tax Service, Inc.	*	5,730	25,212
K12, Inc.	*†	2,563	51,952
Learning Tree International, Inc.	*	766	9,146
Matthews International Corp., Class A		3,279	116,175

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Pre-Paid Legal Services, Inc.	*†	780	$32,042
Princeton Review, Inc.	*	2,409	9,781
Regis Corp.		5,270	82,054
Service Corp. International		20,728	169,762
Sotheby’s	†	6,063	136,296
Steiner Leisure Ltd. (Bahamas)	*†	1,645	65,405
Stewart Enterprises, Inc., Class A	†	6,846	35,257
Strayer Education, Inc.	†	944	200,591
Universal Technical Institute, Inc.	*†	2,513	50,763
Weight Watchers International, Inc.	†	2,477	72,229
			2,269,811

Diversified Financial Services—0.4%
Asset Acceptance Capital Corp.	*	3,797	25,744
Asta Funding, Inc.		650	4,609
Financial Federal Corp.		2,315	63,663
Interactive Brokers Group, Inc., Class A	*	5,854	103,733
MarketAxess Holdings, Inc.	†	4,426	61,521
Medallion Financial Corp.		2,518	20,572
MF Global Ltd. (Bermuda)	*†	9,974	69,319
MSCI, Inc., Class A	*	11,209	356,446
PHH Corp.	*†	4,663	75,121
Pico Holdings, Inc.	*	1,955	63,987
Portfolio Recovery Associates, Inc.	*	1,413	63,415
Resource America, Inc., Class A		1,547	6,250
			914,380

Diversified Telecommunication Services—0.5%
8x8, Inc.	*	25,847	39,029
AboveNet, Inc.	*	284	18,471
Alaska Communications Systems Group, Inc.	†	4,537	36,205
Atlantic Tele-Network, Inc.	†	1,034	56,880
Cbeyond, Inc.	*†	3,092	48,699
Cincinnati Bell, Inc.	*	21,626	74,610
Clearwire Corp., Class A	*†	9,488	64,139
Cogent Communications Group, Inc.	*	3,453	34,047
Consolidated Communications Holdings, Inc.		3,222	56,385
General Communication, Inc., Class A	*	3,847	24,544
Global Crossing Ltd. (Bermuda)	*	4,359	62,116
HickoryTech Corp.		2,286	20,185
IDT Corp., Class B	*	1,600	7,760
Integrated Telecom Express, Inc.	*‡d	1,103	—
Iowa Telecommunications Services, Inc.		3,540	59,330
Level 3 Communications, Inc.	*†	147,954	226,370
Neutral Tandem, Inc.	*	2,860	65,065
PAETEC Holding Corp.	*	14,158	58,756
Premiere Global Services, Inc.	*	5,642	46,547
Superior TeleCom, Inc.	*‡d	2,014	—
SureWest Communications	*	1,674	16,673
tw telecom Inc.	*†	11,539	197,778
XETA Technologies, Inc.	*	1,947	5,860
Zoom Telephonics, Inc.	*	542	274
			1,219,723

Electric Utilities—1.3%
Allete, Inc.	†	2,672	$87,321
Central Vermont Public Service Corp.	†	1,553	32,302
Cleco Corp.	†	5,868	160,373
DPL, Inc.		12,928	356,813
El Paso Electric Co.	*	5,489	111,317
Empire District Electric Co. (The)		7,090	132,796
Great Plains Energy, Inc.	†	17,518	339,674
Hawaiian Electric Industries, Inc.	†	9,616	200,974
IDACORP, Inc.		5,144	164,351
ITC Holdings Corp.	†	5,806	302,435
MGE Energy, Inc.		2,530	90,422
NV Energy, Inc.		29,052	359,664
PNM Resources, Inc.	†	6,748	85,362
Portland General Electric Co.	†	9,369	191,221
UIL Holdings Corp.		2,136	59,979
Unisource Energy Corp.		4,410	141,958
Unitil Corp.	†	1,689	38,813
Westar Energy, Inc.		9,928	215,636
			3,071,411

Electrical Equipment—1.5%
A.O. Smith Corp.		2,078	90,164
A123 Systems, Inc.	*†	3,108	69,744
Active Power, Inc.	*	28,492	31,341
Acuity Brands, Inc.	†	3,098	110,413
American Superconductor Corp.	*	4,615	188,753
AMETEK, Inc.		10,807	413,260
AZZ, Inc.	*†	1,134	37,082
Baldor Electric Co.	†	4,046	113,652
Belden, Inc.		4,570	100,174
Brady Corp., Class A		4,341	130,273
C&D Technologies, Inc.	*†	5,424	8,407
Capstone Turbine Corp.	*†	15,089	19,465
Encore Wire Corp.	†	1,693	35,671
Energy Conversion Devices, Inc.	*†	6,797	71,844
EnerSys	*	4,170	91,198
Evergreen Solar, Inc.	*†	11,911	17,986
Franklin Electric Co., Inc.		2,023	58,829
FuelCell Energy, Inc.	*†	9,197	34,581
General Cable Corp.	*†	5,830	171,519
GrafTech International Ltd.	*	14,017	217,964
GT Solar International, Inc.	*†	10,495	58,352
Hubbell, Inc., Class B		4,476	211,715
II-VI, Inc.	*	1,982	63,028
LaBarge, Inc.	*	2,232	26,896
LSI Industries, Inc.		3,003	23,664
Magnetek, Inc.	*	4,586	7,062
Microvision, Inc.	*†	11,623	36,845
Orbit International Corp.	*	2,812	10,826
Plug Power, Inc.	*	8,935	6,344
Powell Industries, Inc.	*	1,046	32,980
Power-One, Inc.	*†	22,036	95,857
PowerSecure International, Inc.	*	2,650	19,106
Regal-Beloit Corp.	†	2,722	141,381
Servotronics, Inc.		3,119	29,319
Spire Corp.	*†	1,921	10,297
SunPower Corp., Class A	*†	6,513	154,228
SunPower Corp., Class B	*†	2,746	57,529
Tech/Ops Sevcon, Inc.	*	720	1,714
Thomas & Betts Corp.	*	5,674	203,072
Ultralife Corp.	*	3,672	15,863

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Universal Security Instruments, Inc.	*	266	$1,396
Valence Technology, Inc.	*†	4,773	4,343
Vicor Corp.	*	3,481	32,373
Woodward Governor Co.		4,951	127,587
			3,384,097

Electronic Equipment, Instruments & Components—2.0%
Agilysys, Inc.	†	2,266	20,621
American Technology Corp.	*†	3,686	5,455
Anixter International, Inc.	*†	3,123	147,093
Arrow Electronics, Inc.	*	10,332	305,931
Avnet, Inc.	*	13,750	414,700
AVX Corp.		4,035	51,123
Benchmark Electronics, Inc.	*	5,413	102,360
Brightpoint, Inc.	*	5,890	43,292
CalAmp Corp.	*	7,372	25,360
Checkpoint Systems, Inc.	*	2,970	45,293
Cogent, Inc.	*	3,830	39,794
Cognex Corp.	†	3,335	59,096
Coherent, Inc.	*†	2,327	69,182
CTS Corp.		4,578	44,040
Daktronics, Inc.	†	3,564	32,824
Dolby Laboratories, Inc., Class A	*	4,863	232,111
DTS, Inc.	*†	1,605	54,907
Echelon Corp.	*†	3,748	43,327
Electro Rent Corp.		2,563	29,577
Electro Scientific Industries, Inc.	*	3,685	39,872
Electro-Sensors, Inc.		2,581	9,601
FARO Technologies, Inc.	*	1,212	25,985
Frequency Electronics, Inc.	*	822	4,225
Gerber Scientific, Inc.	*	3,478	17,564
ID Systems, Inc.	*	1,146	3,713
Ingram Micro, Inc., Class A	*	15,945	278,240
Insight Enterprises, Inc.	*	2,944	33,620
IPG Photonics Corp.	*†	2,188	36,627
Iteris, Inc.	*	4,264	6,396
Itron, Inc.	*	4,238	286,362
Keithley Instruments, Inc.		2,170	10,091
L-1 Identity Solutions, Inc.	*†	6,227	46,640
LeCroy Corp.	*	2,720	9,928
Lightpath Technologies, Inc., Class A	*†	17,646	29,822
Littelfuse, Inc.	*	2,845	91,467
LoJack Corp.	*	1,880	7,595
Maxwell Technologies, Inc.	*	3,381	60,317
Measurement Specialties, Inc.	*	3,063	30,783
Mercury Computer Systems, Inc.	*	2,443	26,897
Merix Corp.	*	2,175	5,329
Mesa Laboratories, Inc.		1,200	31,620
Methode Electronics, Inc.		2,784	24,165
MTS Systems Corp.		1,818	52,249
National Instruments Corp.	†	6,401	188,509
Newport Corp.	*†	3,015	27,708
NU Horizons Electronics Corp.	*	3,069	12,644
OI Corp.		1,600	13,616
OSI Systems, Inc.	*	2,179	59,443
Park Electrochemical Corp.		1,950	53,898
PC Connection, Inc.	*	2,755	18,596
Planar Systems, Inc.	*	8,504	24,236
Plexus Corp.	*	4,010	114,285
Radisys Corp.	*	2,757	$26,329
Research Frontiers, Inc.	*	2,932	11,112
Rofin-Sinar Technologies, Inc.	*	3,102	73,238
Rogers Corp.	*	1,417	42,949
Sanmina-SCI Corp.	*†	6,528	72,006
ScanSource, Inc.	*	1,798	48,007
Sigmatron International, Inc.	*	283	1,415
SMART Modular Technologies (WWH), Inc.	*	2,050	12,895
Spectrum Control, Inc.	*	1,195	11,317
SYNNEX Corp.	*†	2,160	66,226
Tech Data Corp.	*	4,669	217,856
Technitrol, Inc.		7,988	34,987
Trans-Lux Corp.	*	867	616
Trimble Navigation Ltd.	*	11,715	295,218
TTM Technologies, Inc.	*	3,547	40,897
Universal Display Corp.	*†	2,789	34,472
Vishay Intertechnology, Inc.	*	15,234	127,204
X-Rite, Inc.	*	2,441	5,321
Zygo Corp.	*†	2,489	16,751
			4,586,945

Energy Equipment & Services—2.0%
Allis-Chalmers Energy, Inc.	*	4,292	16,181
Atwood Oceanics, Inc.	*	4,561	163,512
Basic Energy Services, Inc.	*	2,408	21,431
Bolt Technology Corp.	*	3,477	38,317
Bristow Group, Inc.	*	2,203	84,705
Bronco Drilling Co., Inc.	*†	3,007	15,245
Cal Dive International, Inc.	*	5,564	42,064
CARBO Ceramics, Inc.		1,582	107,845
Complete Production Services, Inc.	*†	4,409	57,317
Dawson Geophysical Co.	*	930	21,492
Dresser-Rand Group, Inc.	*	6,632	209,638
Dril-Quip, Inc.	*†	2,446	138,150
Exterran Holdings, Inc.	*†	5,880	126,126
Global Industries Ltd.	*	10,304	73,468
Gulfmark Offshore, Inc.	*†	2,138	60,527
Helix Energy Solutions Group, Inc.	*	9,910	116,442
Helmerich & Payne, Inc.	†	9,444	376,627
Hercules Offshore, Inc.	*	6,416	30,668
Hornbeck Offshore Services, Inc.	*†	2,714	63,182
ION Geophysical Corp.	*†	5,372	31,802
Key Energy Services, Inc.	*	9,195	80,824
Lufkin Industries, Inc.	†	1,255	91,866
Matrix Service Co.	*	2,410	25,667
Mitcham Industries, Inc.	*	3,707	27,321
Natural Gas Services Group, Inc.	*†	2,837	53,477
Newpark Resources, Inc.	*	9,665	40,883
Oceaneering International, Inc.	*	5,969	349,306
Oil States International, Inc.	*	5,059	198,768
OYO Geospace Corp.	*	550	23,590
Parker Drilling Co.	*†	9,263	45,852
Patterson-UTI Energy, Inc.	†	20,135	309,072
PHI, Inc.	*	1,283	26,558
Pioneer Drilling Co.	*	6,698	52,914
Pride International, Inc.	*†	16,819	536,694
RPC, Inc.		4,269	44,398
SEACOR Holdings, Inc.	*	1,646	125,508
Sulphco, Inc.	*†	8,130	5,447
Superior Energy Services, Inc.	*	6,470	157,156
T-3 Energy Services, Inc.	*†	975	24,863
Tetra Technologies, Inc.	*	7,968	88,285
Tidewater, Inc.		5,071	243,154

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Trico Marine Services, Inc.	*	1,353	$6,143
Unit Corp.	*†	4,307	183,047
			4,535,532

Food & Staples Retailing—0.4%
Andersons, Inc. (The)		1,795	46,347
Arden Group, Inc., Class A		260	24,861
BJ’s Wholesale Club, Inc.	*	4,975	162,732
Casey’s General Stores, Inc.	†	4,617	147,375
Great Atlantic & Pacific Tea Co.	*	2,493	29,392
Nash Finch Co.	†	1,190	44,137
Nyer Medical Group, Inc.	*	2,533	4,648
Pantry, Inc. (The)	*	2,139	29,069
Rite Aid Corp.	*†	53,256	80,417
Ruddick Corp.	†	3,934	101,222
Spartan Stores, Inc.	†	2,807	40,112
United Natural Foods, Inc.	*†	3,712	99,259
Village Super Market, Inc., Class A		564	15,408
Weis Markets, Inc.	†	1,103	40,105
Winn-Dixie Stores, Inc.	*†	4,340	43,574
			908,658

Food Products—1.6%
American Italian Pasta Co., Class A	*	1,509	52,498
B&G Foods, Inc., Class A		2,850	26,163
Bridgford Foods Corp.		560	6,272
Bunge Ltd.	†	13,429	857,173
Calavo Growers, Inc.	†	1,650	28,050
Cal-Maine Foods, Inc.	†	1,379	46,996
Chiquita Brands International, Inc.	*	4,064	73,315
Corn Products International, Inc.		6,398	187,014
Darling International, Inc.	*	9,960	83,465
Del Monte Foods Co.		16,592	188,153
Diamond Foods, Inc.	†	2,255	80,143
Dole Food Co., Inc.	*†	3,879	48,138
Farmer Bros. Co.		930	18,358
Flowers Foods, Inc.	†	12,403	294,695
Fresh Del Monte Produce, Inc. (Cayman Islands)	*	3,718	82,168
Green Mountain Coffee Roasters, Inc.	*	4,321	352,032
Griffin Land & Nurseries, Inc.		650	18,935
Hain Celestial Group, Inc. (The)	*†	3,891	66,186
Inventure Group, Inc. (The)	*	9,182	21,670
J&J Snack Foods Corp.		1,866	74,565
John B. Sanfilippo & Son, Inc.	*	1,899	29,549
Lancaster Colony Corp.	†	2,437	121,119
Lance, Inc.		3,688	96,994
Omega Protein Corp.	*	1,515	6,605
Ralcorp Holdings, Inc.	*	6,475	386,622
Sanderson Farms, Inc.	†	1,537	64,800
Smart Balance, Inc.	*	7,937	47,622
Smithfield Foods, Inc.	*†	13,736	208,650
Tootsie Roll Industries, Inc.	†	2,980	81,592
TreeHouse Foods, Inc.	*†	3,142	122,098
			3,771,640

Gas Utilities—1.2%
AGL Resources, Inc.		7,758	282,934
Atmos Energy Corp.		9,273	272,626
Chesapeake Utilities Corp.		1,727	$55,350
Delta Natural Gas Co., Inc.		3,757	107,488
Energen Corp.		6,009	281,221
Laclede Group, Inc. (The)		1,902	64,231
National Fuel Gas Co.		6,500	325,000
New Jersey Resources Corp.		4,448	166,355
Northwest Natural Gas Co.		2,771	124,806
Oneok, Inc.		9,867	439,772
Piedmont Natural Gas Co., Inc.	†	6,344	169,702
South Jersey Industries, Inc.	†	3,110	118,740
Southwest Gas Corp.	†	3,594	102,537
UGI Corp.		9,514	230,144
WGL Holdings, Inc.	†	3,921	131,510
			2,872,416

Health Care Equipment & Supplies—2.8%
Abaxis, Inc.	*†	1,864	47,625
ABIOMED, Inc.	*†	3,940	34,436
Align Technology, Inc.	*	6,208	110,627
American Medical Systems Holdings, Inc.	*	6,696	129,166
Analogic Corp.	†	1,287	49,562
Angiodynamics, Inc.	*†	3,577	57,518
Atrion Corp.	†	308	47,962
Beckman Coulter, Inc.		6,309	412,861
Biolase Technology, Inc.	*†	21,004	39,908
Candela Corp.	*	2,794	8,466
Cantel Medical Corp.	*	1,690	34,104
Cardiac Science Corp.	*	4,135	9,221
Cerus Corp.	*	16,123	32,085
Conceptus, Inc.	*	2,419	45,380
Conmed Corp.	*	3,084	70,315
Cooper Cos., Inc. (The)	†	4,671	178,058
CryoLife, Inc.	*	4,037	25,918
Cutera, Inc.	*	1,264	10,757
Cyberonics, Inc.	*†	2,351	48,054
Cynosure, Inc., Class A	*†	772	8,870
DexCom, Inc.	*†	3,175	25,654
Edwards Lifesciences Corp.	*	3,541	307,536
Endologix, Inc.	*†	8,683	45,846
ev3, Inc.	*†	5,996	79,987
Gen-Probe, Inc.	*	5,401	231,703
Greatbatch, Inc.	*	2,283	43,902
Haemonetics Corp.	*	3,110	171,516
HealthTronics, Inc.	*	2,530	6,679
Hill-Rom Holdings, Inc.		4,747	113,881
Hologic, Inc.	*†	30,381	440,524
ICU Medical, Inc.	*	1,366	49,777
IDEXX Laboratories, Inc.	*†	3,869	206,759
Immucor, Inc.	*†	7,986	161,637
Integra LifeSciences Holdings Corp.	*	2,236	82,240
Invacare Corp.	†	2,826	70,480
Inverness Medical Innovations, Inc.	*†	7,218	299,619
IRIS International, Inc.	*†	2,570	31,765
Kensey Nash Corp.	*	1,683	42,916
Kinetic Concepts, Inc.	*	6,536	246,080
Masimo Corp.	*†	5,266	160,192
Medical Action Industries, Inc.	*†	1,860	29,872
Meridian Bioscience, Inc.	†	4,370	94,173
Merit Medical Systems, Inc.	*	2,509	48,399
Micrus Endovascular Corp.	*†	1,353	20,309
Natus Medical, Inc.	*	2,621	38,765
Neogen Corp.	*	2,463	58,151
NuVasive, Inc.	*†	3,118	99,714
NxStage Medical, Inc.	*†	3,660	30,561

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
OraSure Technologies, Inc.	*	4,328	$21,986
Orthofix International NV (Netherlands Antilles)	*†	2,011	62,281
Orthovita, Inc.	*†	8,897	31,228
Osteotech, Inc.	*	1,499	4,797
OTIX Global, Inc.	*	2,950	2,448
Palomar Medical Technologies, Inc.	*	2,762	27,841
Quidel Corp.	*†	2,820	38,860
ResMed, Inc.	*†	7,880	411,888
Rochester Medical Corp.	*	2,249	25,031
RTI Biologics, Inc.	*	7,464	28,662
Sirona Dental Systems, Inc.	*	2,450	77,763
Somanetics Corp.	*	1,572	27,589
SonoSite, Inc.	*	1,650	38,989
Spectranetics Corp.	*	3,376	23,497
Staar Surgical Co.	*	13,188	41,015
STERIS Corp.	†	4,732	132,354
SurModics, Inc.	*†	1,932	43,779
Synovis Life Technologies, Inc.	*	1,638	21,147
Teleflex, Inc.		3,677	198,154
Theragenics Corp.	*	5,822	7,801
ThermoGenesis Corp.	*	4,317	2,465
Thoratec Corp.	*†	4,735	127,466
TomoTherapy, Inc.	*†	4,950	19,305
Urologix, Inc.	*	25,612	47,382
Vision-Sciences, Inc.	*	24,978	30,723
Volcano Corp.	*†	4,832	83,980
West Pharmaceutical Services, Inc.	†	3,358	131,634
Wright Medical Group, Inc.	*	3,907	74,038
Young Innovations, Inc.		677	16,776
Zoll Medical Corp.	*	1,952	52,157
			6,492,566

Health Care Providers & Services—2.6%
Alliance HealthCare Services, Inc.	*†	3,525	20,128
Almost Family, Inc.	*	716	28,304
Amedisys, Inc.	*†	2,278	110,620
America Service Group, Inc.		1,972	31,296
American Dental Partners, Inc.	*†	1,668	21,517
AMERIGROUP Corp.	*†	5,064	136,525
AMN Healthcare Services, Inc.	*	3,864	35,008
Amsurg Corp.	*	3,079	67,800
Bio-Reference Labs, Inc.	*	1,655	64,859
BioScrip, Inc.	*†	3,476	29,059
Brookdale Senior Living, Inc.	*	9,155	166,529
Capital Senior Living Corp.	*	2,245	11,270
CardioNet, Inc.	*†	2,061	12,242
Catalyst Health Solutions, Inc.	*†	3,425	124,910
Centene Corp.	*	3,612	76,466
Chemed Corp.		2,102	100,833
Chindex International, Inc.	*	1,527	21,577
Clarient, Inc.	*	3,308	8,766
Community Health Systems, Inc.	*†	7,816	278,250
Cross Country Healthcare, Inc.	*	2,631	26,073
Emdeon, Inc., Class A	*	2,293	34,968
Emergency Medical Services Corp., Class A	*	758	41,046
Emeritus Corp.	*†	928	17,400
Ensign Group, Inc. (The)	†	2,720	41,806
Five Star Quality Care, Inc.	*	4,500	15,615
Genoptix, Inc.	*†	1,943	69,035
Gentiva Health Services, Inc.	*	2,330	$62,933
Hanger Orthopedic Group, Inc.	*†	3,263	45,127
Health Management Associates, Inc., Class A	*	20,307	147,632
Health Net, Inc.	*	8,739	203,531
Healthsouth Corp.	*	7,544	141,601
Healthspring, Inc.	*	4,297	75,670
Healthways, Inc.	*	3,517	64,502
Henry Schein, Inc.	*†	8,323	437,790
HMS Holdings Corp.	*†	2,386	116,174
inVentiv Health, Inc.	*	3,246	52,488
IPC The Hospitalist Co., Inc.	*	1,647	54,763
Kindred Healthcare, Inc.	*†	3,509	64,776
Landauer, Inc.		923	56,672
LHC Group, Inc.	*†	1,077	36,198
LifePoint Hospitals, Inc.	*	5,659	183,974
Lincare Holdings, Inc.	*†	5,426	201,413
Magellan Health Services, Inc.	*	3,047	124,104
Mednax, Inc.	*†	4,297	258,293
Molina Healthcare, Inc.	*†	1,190	27,215
MWI Veterinary Supply, Inc.	*†	1,472	55,494
National Healthcare Corp.		1,078	38,927
National Research Corp.		1,250	25,875
NovaMed, Inc.	*†	4,904	19,028
Odyssey HealthCare, Inc.	*	3,093	48,189
Omnicare, Inc.		12,468	301,476
Owens & Minor, Inc.		4,259	182,839
PDI, Inc.	*	703	3,388
PharMerica Corp.	*	3,153	50,070
Providence Service Corp. (The)	*	3,898	61,588
PSS World Medical, Inc.	*†	4,966	112,083
Psychemedics Corp.		902	6,630
Psychiatric Solutions, Inc.	*†	4,353	92,022
RehabCare Group, Inc.	*	2,389	72,697
Res-Care, Inc.	*	2,426	27,171
Rural/Metro Corp.	*	8,016	48,096
Skilled Healthcare Group, Inc., Class A	*	2,964	22,082
Sun Healthcare Group, Inc.	*	4,433	40,651
Sunrise Senior Living, Inc.	*†	6,883	22,163
Triple-S Management Corp., Class B (Puerto Rico)	*†	3,128	55,053
U.S. Physical Therapy, Inc.	*	2,083	35,265
United American Healthcare Corp.	*	4,252	4,507
Universal American Corp.	*	7,408	86,674
Universal Health Services, Inc., Class B		7,962	242,841
VCA Antech, Inc.	*	6,764	168,559
WellCare Health Plans, Inc.	*	4,703	172,882
			5,943,008

Health Care Technology—0.6%
Allscripts-Misys Healthcare Solutions, Inc.	*	7,305	147,780
AMICAS, Inc.	*	2,496	13,578
athenahealth, Inc.	*†	3,145	142,280
Cerner Corp.	*†	6,413	528,688
Computer Programs & Systems, Inc.	†	1,298	59,773
Eclipsys Corp.	*†	5,574	103,230
MedAssets, Inc.	*†	4,098	86,919
Medidata Solutions, Inc.	*	2,174	33,914
Mediware Information Systems, Inc.	*	1,089	7,759

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Merge Healthcare, Inc.	*	4,320	$14,515
Omnicell, Inc.	*†	4,056	47,415
Phase Forward, Inc.	*	3,812	58,514
Quality Systems, Inc.		2,355	147,870
Vital Images, Inc.	*	1,498	19,010
			1,411,245

Hotels, Restaurants & Leisure—2.3%
AFC Enterprises, Inc.	*	3,488	28,462
Ambassadors Group, Inc.		2,796	37,159
Ambassadors International, Inc.	*	524	310
Ameristar Casinos, Inc.		3,664	55,803
Bally Technologies, Inc.	*	6,174	254,924
Benihana, Inc., Class A	*	680	2,577
Bluegreen Corp.	*	1,800	4,356
Bob Evans Farms, Inc.		2,925	84,679
Boyd Gaming Corp.	*	8,538	71,463
Brinker International, Inc.		9,778	145,888
Buffalo Wild Wings, Inc.	*†	1,504	60,566
Burger King Holdings, Inc.		8,518	160,309
California Pizza Kitchen, Inc.	*†	2,265	30,464
CEC Entertainment, Inc.	*†	1,994	63,648
Cheesecake Factory, Inc. (The)	*†	7,016	151,475
Chipotle Mexican Grill, Inc.	*	3,437	303,006
Choice Hotels International, Inc.		3,101	98,178
Churchill Downs, Inc.		1,129	42,168
CKE Restaurants, Inc.		4,056	34,314
Cosi, Inc.	*	3,120	1,872
Cracker Barrel Old Country Store, Inc.		1,879	71,383
DineEquity, Inc.	*†	1,467	35,633
Domino’s Pizza, Inc.	*	4,270	35,783
Dover Downs Gaming & Entertainment, Inc.		1,687	6,377
Dover Motorsports, Inc.		1,645	3,438
Empire Resorts, Inc.	*	2,513	5,302
Gaylord Entertainment Co.	*†	4,934	97,447
Great Wolf Resorts, Inc.	*†	3,072	7,281
Hyatt Hotels Corp., Class A	*	4,745	141,448
International Speedway Corp., Class A		3,250	92,462
Interval Leisure Group, Inc.	*	2,598	32,397
Isle of Capri Casinos, Inc.	*	1,251	9,357
Jack in the Box, Inc.	*	4,991	98,173
Jamba, Inc.	*	22,792	38,291
Krispy Kreme Doughnuts, Inc.	*	5,000	14,750
Landry’s Restaurants, Inc.	*	1,254	26,698
Las Vegas Sands Corp.	*†	36,384	543,577
Life Time Fitness, Inc.	*†	3,312	82,568
Luby’s, Inc.	*	3,380	12,438
Marcus Corp.		1,805	23,140
McCormick & Schmick’s Seafood Restaurants, Inc.	*	1,401	9,751
MGM MIRAGE	*†	30,460	277,795
Monarch Casino & Resort, Inc.	*†	2,897	23,466
Morgans Hotel Group Co.	*†	7,052	31,946
MTR Gaming Group, Inc.	*	4,525	5,883
Multimedia Games, Inc.	*	2,902	17,441
O’Charleys, Inc.	*	3,157	20,678
Orient-Express Hotels Ltd., Class A (Bermuda)	*†	5,846	59,278
P.F. Chang’s China Bistro, Inc.	*†	2,090	79,232
Panera Bread Co., Class A	*†	3,189	213,567
Papa John’s International, Inc.	*	2,356	$55,036
Peet’s Coffee & Tea, Inc.	*	1,297	43,229
Penn National Gaming, Inc.	*	6,408	174,169
Pinnacle Entertainment, Inc.	*	6,186	55,550
Red Robin Gourmet Burgers, Inc.	*†	1,203	21,534
Royal Caribbean Cruises Ltd.	*†	18,670	471,978
Ruby Tuesday, Inc.	*†	3,481	25,063
Scientific Games Corp., Class A	*	7,127	103,698
Shuffle Master, Inc.	*	5,440	44,826
Sonic Corp.	*	5,694	57,339
Speedway Motorsports, Inc.		1,680	29,602
Steak N Shake Co. (The)	*†	110	35,621
Texas Roadhouse, Inc.	*	7,315	82,147
Vail Resorts, Inc.	*†	1,427	53,941
Wendy’s/Arby’s Group, Inc., Class A		34,307	160,900
WMS Industries, Inc.	*†	2,803	112,120
Youbet.com, Inc.	*	2,200	6,314
			5,281,668

Household Durables—1.2%
American Greetings Corp., Class A	†	3,420	74,522
Bassett Furniture Industries, Inc.	*	610	2,147
Beazer Homes USA, Inc.	*†	5,676	27,472
Blyth, Inc.	†	877	29,572
Brookfield Homes Corp.	*†	858	6,864
Cavco Industries, Inc.	*	1,216	43,679
CSS Industries, Inc.	†	1,140	22,162
Ethan Allen Interiors, Inc.	†	1,648	22,116
Furniture Brands International, Inc.	*	4,572	24,963
Garmin Ltd. (Cayman Islands)	†	11,134	341,814
Helen of Troy Ltd. (Bermuda)	*	3,172	77,587
Hooker Furniture Corp.	†	1,125	13,916
Hovnanian Enterprises, Inc., Class A	*†	3,491	13,405
Jarden Corp.		7,489	231,485
KB Home		5,000	68,400
Kid Brands, Inc.	*	1,157	5,068
La-Z-Boy, Inc.	*†	8,340	79,480
M/I Homes, Inc.	*	1,741	18,089
MDC Holdings, Inc.	†	2,998	93,058
Meritage Homes Corp.	*	2,717	52,520
Mohawk Industries, Inc.	*	5,067	241,189
National Presto Industries, Inc.		656	71,655
NVR, Inc.	*	445	316,266
Palm Harbor Homes, Inc.	*	1,182	2,447
Ryland Group, Inc.		3,938	77,579
Sealy Corp.	*†	6,171	19,500
Skyline Corp.	†	918	16,891
Standard Pacific Corp.	*	10,118	37,841
Tempur-Pedic International, Inc.	*	5,292	125,050
Toll Brothers, Inc.	*†	17,435	327,952
Tupperware Brands Corp.		6,387	297,443
Universal Electronics, Inc.	*	1,589	36,897
			2,819,029

Household Products—0.4%
Central Garden and Pet Co.	*	1,016	10,871
Central Garden and Pet Co., Class A	*	2,770	27,534
Church & Dwight Co., Inc.		7,061	426,838

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Energizer Holdings, Inc.	*†	6,594	$404,080
WD-40 Co.		1,550	50,158
			919,481

Independent Power Producers & Energy Traders—0.7%
Calpine Corp.	*	43,535	478,885
Dynegy, Inc., Class A	*†	20,000	36,200
Mirant Corp.	*	14,401	219,903
NRG Energy, Inc.	*	28,945	683,391
Ormat Technologies, Inc.		2,164	81,886
RRI Energy, Inc.	*	35,972	205,760
			1,706,025

Industrial Conglomerates—0.4%
Carlisle Cos., Inc.		5,366	183,839
McDermott International, Inc.	*	22,701	545,051
Otter Tail Corp.	†	2,897	71,846
Raven Industries, Inc.	†	1,490	47,337
Seaboard Corp.		43	58,007
Standex International Corp.		1,584	31,823
Tredegar Corp.		2,467	39,028
			976,931

Insurance—9.5%
Alleghany Corp.	*	544	150,144
Allied World Assurance Co. Holdings Ltd. (Bermuda)		3,096	142,633
Ambac Financial Group, Inc.	*†	30,831	25,590
American Financial Group, Inc.		6,980	174,151
American Independence Corp.	*	430	1,957
American National Insurance Co.	†	2,325	277,698
American Physicians Capital, Inc.		1,601	48,542
American Physicians Service Group, Inc.		1,691	39,011
American Safety Insurance Holdings Ltd. (Bermuda)	*†	2,656	38,379
AMERISAFE, Inc.	*	2,182	39,211
Amtrust Financial Services, Inc.		3,403	40,223
Arch Capital Group Ltd. (Bermuda)	*	6,304	451,051
Argo Group International Holdings Ltd. (Bermuda)	*	3,031	88,323
Arthur J. Gallagher & Co.	†	8,282	186,428
Aspen Insurance Holdings Ltd. (Bermuda)		8,087	205,814
Assured Guaranty Ltd. (Bermuda)		8,301	180,630
Axis Capital Holdings Ltd. (Bermuda)		16,637	472,657
Baldwin & Lyons, Inc., Class B	†	1,316	32,387
Berkshire Hathaway, Inc., Class A	*	111	11,011,200
Brown & Brown, Inc.	†	13,336	239,648
Citizens, Inc.	*	4,717	30,802
CNA Financial Corp.	*†	2,735	65,640
CNA Surety Corp.	*	1,486	22,127
Conseco, Inc.	*†	16,407	82,035
Crawford & Co., Class B	*	3,543	13,959
Delphi Financial Group, Inc., Class A	†	3,694	82,635
Donegal Group, Inc., Class B		759	12,751
eHealth, Inc.	*	2,028	33,320
EMC Insurance Group, Inc.	†	1,041	$22,392
Employers Holdings, Inc.		4,738	72,681
Endurance Specialty Holdings Ltd. (Bermuda)		6,336	235,889
Enstar Group Ltd. (Bermuda)	*	626	45,711
Erie Indemnity Co., Class A		3,864	150,773
Everest Re Group Ltd. (Bermuda)		5,561	476,466
FBL Financial Group, Inc., Class A	†	2,268	42,003
Fidelity National Financial, Inc., Class A		24,787	333,633
First American Corp.		10,121	335,106
First Mercury Financial Corp.		1,534	21,031
Flagstone Reinsurance Holdings Ltd. (Bermuda)		4,507	49,307
FPIC Insurance Group, Inc.	*	1,050	40,551
Greenlight Capital Re Ltd., Class A (Cayman Islands)	*†	2,930	69,060
Hanover Insurance Group, Inc. (The)	†	5,482	243,565
Harleysville Group, Inc.	†	1,278	40,628
HCC Insurance Holdings, Inc.		12,328	344,814
Hilltop Holdings, Inc.	*	3,923	45,664
Horace Mann Educators Corp.		3,101	38,763
Independence Holding Co.		5,932	34,406
Infinity Property & Casualty Corp.		1,280	52,019
Kansas City Life Insurance Co.		1,203	35,789
Markel Corp.	*†	889	302,260
Max Capital Group Ltd. (Bermuda)		6,342	141,427
MBIA, Inc.	*	15,000	59,700
Meadowbrook Insurance Group, Inc.		6,165	45,621
Mercury General Corp.		4,721	185,346
Montpelier Re Holdings Ltd. (Bermuda)		6,774	117,326
National Financial Partners Corp.	*	7,233	58,515
Navigators Group, Inc.	*	1,745	82,207
NYMAGIC, Inc.		1,110	18,415
Old Republic International Corp.	†	18,687	187,617
OneBeacon Insurance Group Ltd., Class A		2,457	33,857
PartnerRe Ltd. (Bermuda)		6,663	497,460
Phoenix Cos., Inc. (The)	*	9,881	27,469
Platinum Underwriters Holdings Ltd. (Bermuda)		5,786	221,546
PMA Capital Corp., Class A	*	5,374	33,856
Presidential Life Corp.	†	2,568	23,497
ProAssurance Corp.	*†	2,725	146,360
Protective Life Corp.		8,161	135,065
Reinsurance Group of America, Inc.		9,233	439,952
RenaissanceRe Holdings Ltd. (Bermuda)		6,423	341,382
RLI Corp.		1,980	105,435
Safety Insurance Group, Inc.		1,536	55,649
SeaBright Insurance Holdings, Inc.	*	3,141	36,090
Selective Insurance Group, Inc.		7,536	123,967
StanCorp Financial Group, Inc.	†	5,707	228,394
State Auto Financial Corp.		1,741	32,209
Stewart Information Services Corp.	†	1,684	18,996
Tower Group, Inc.		3,847	90,058

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Transatlantic Holdings, Inc.		5,675	$295,724
United Fire & Casualty Co.		2,592	47,252
Unitrin, Inc.		3,311	73,008
Validus Holdings Ltd. (Bermuda)		6,790	182,923
W.R. Berkley Corp.	†	16,189	398,897
Wesco Financial Corp.		115	39,445
White Mountains Insurance Group Ltd.		706	234,858
Zenith National Insurance Corp.	†	4,783	142,342
			22,123,322

Internet & Catalog Retail—0.6%
1-800-Flowers.com, Inc., Class A	*	2,113	5,599
Blue Nile, Inc.	*†	1,074	68,016
dELiA*s, Inc.	*	2,555	4,778
Drugstore.Com, Inc.	*	18,137	56,043
Hollywood Media Corp.	*	15,979	22,371
HSN, Inc.	*†	2,598	52,454
Liberty Media Corp.–Interactive, Series A	*	59,777	647,983
NetFlix, Inc.	*†	3,996	220,339
NutriSystem, Inc.	†	3,071	95,723
Overstock.com, Inc.	*	3,326	45,101
Shutterfly, Inc.	*†	2,715	48,354
Stamps.com, Inc.	*	2,642	23,778
Ticketmaster Entertainment, Inc.	*	2,598	31,748
Valuevision Media, Inc., Class A	*	6,193	29,726
			1,352,013

Internet Software & Services—1.2%
AOL, Inc.	*	10,300	239,784
Art Technology Group, Inc.	*	13,955	62,937
Autobytel, Inc.	*	4,755	4,755
comScore, Inc.	*	2,914	51,141
Constant Contact, Inc.	*	2,460	39,360
DealerTrack Holdings, Inc.	*	4,113	77,283
Digital River, Inc.	*†	3,158	85,234
DivX, Inc.	*	2,892	16,311
Earthlink, Inc.	†	9,949	82,676
Equinix, Inc.	*†	3,426	363,670
GSI Commerce, Inc.	*†	3,682	93,486
IAC/InterActiveCorp	*†	14,368	294,257
Imergent, Inc.		1,043	6,331
Infospace, Inc.	*	4,619	39,585
Internap Network Services Corp.	*	8,921	41,929
Internet Brands, Inc., Class A	*	2,400	18,792
Internet Capital Group, Inc.	*	3,445	22,909
Ipass, Inc.	*	6,163	6,409
j2 Global Communications, Inc.	*†	4,168	84,819
Keynote Systems, Inc.		3,262	35,588
Knot, Inc. (The)	*†	3,458	34,822
Limelight Networks, Inc.	*	2,028	7,970
LivePerson, Inc.	*	3,334	23,238
LogMeIn, Inc.	*	2,080	41,496
Looksmart Ltd.	*	4,010	4,090
LoopNet, Inc.	*	1,850	18,389
Marchex, Inc., Class B		2,710	13,767
ModusLink Global Solutions, Inc.	*	3,461	32,568
Move, Inc.	*	12,712	$21,102
NaviSite, Inc.	*	15,218	30,436
NIC, Inc.		6,673	60,991
On2 Technologies, Inc.	*	39,239	23,936
OpenTable, Inc.	*†	1,484	37,783
Openwave Systems, Inc.	*	11,650	26,562
Perficient, Inc.	*	2,090	17,619
Rackspace Hosting, Inc.	*†	7,556	157,543
RealNetworks, Inc.	*	10,782	40,001
Saba Software, Inc.	*†	3,576	14,805
SAVVIS, Inc.	*	4,524	63,562
support.com, Inc.	*†	4,962	13,100
Terremark Worldwide, Inc.	*†	7,046	48,195
United Online, Inc.	†	6,200	44,578
ValueClick, Inc.	*	6,880	69,625
Vertro, Inc.	*	6,581	2,764
Vocus, Inc.	*†	2,731	49,158
Web.com Group, Inc.	*	1,785	11,656
WebMD Health Corp.	*	4,097	157,693
WebMediaBrands, Inc.	*	4,020	3,618
Zix Corp.	*†	12,056	20,616
			2,758,939

IT Services—2.0%
Acxiom Corp.	*	6,440	86,425
Alliance Data Systems Corp.	*†	6,747	435,789
Broadridge Financial Solutions, Inc.		13,584	306,455
CACI International, Inc., Class A	*†	2,488	121,539
Cass Information Systems, Inc.	†	1,213	36,875
Ciber, Inc.	*	5,015	17,302
Convergys Corp.	*	10,000	107,500
CSG Systems International, Inc.	*	3,644	69,564
Cybersource Corp.	*†	8,253	165,968
DST Systems, Inc.	*	5,529	240,788
Edgewater Technology, Inc.	*	2,325	6,975
Euronet Worldwide, Inc.	*	6,728	147,680
Forrester Research, Inc.	*†	1,573	40,819
Gartner, Inc., Class A	*	5,871	105,913
Genpact Ltd. (Bermuda)	*	9,379	139,747
Global Cash Access Holdings, Inc.	*	5,601	41,951
Global Payments, Inc.		7,498	403,842
Hackett Group, Inc. (The)	*†	7,902	21,968
Heartland Payment Systems, Inc.		2,630	34,532
Hewitt Associates, Inc., Class A	*	9,668	408,570
iGATE Corp.		2,997	29,970
infoGROUP, Inc.	*†	6,036	48,409
Integral Systems, Inc.	*†	2,356	20,403
Lender Processing Services, Inc.		9,018	366,672
Lionbridge Technologies, Inc.	*	18,369	42,249
Management Network Group, Inc.	*	1,600	672
Mantech International Corp., Class A	*	2,426	117,127
Mastech Holdings, Inc.	*	199	935
MAXIMUS, Inc.		1,558	77,900
MoneyGram International, Inc.	*	12,347	35,559
NCI, Inc., Class A	*†	616	17,032
NeuStar, Inc., Class A	*	7,325	168,768
Online Resources Corp.	*	2,780	14,623
Pfsweb, Inc.	*	1,209	1,801

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Sapient Corp.	*	6,981	$57,733
SRA International, Inc., Class A	*	3,081	58,847
StarTek, Inc.	*	1,875	14,025
Syntel, Inc.	†	2,183	83,019
TeleTech Holdings, Inc.	*	4,057	81,262
TNS, Inc.	*	2,695	69,235
Unisys Corp.	*	3,187	122,891
VeriFone Holdings, Inc.	*†	7,751	126,961
Wright Express Corp.	*†	3,218	102,525
			4,598,820

Leisure Equipment & Products—0.2%
Arctic Cat, Inc.	*	1,738	15,920
Brunswick Corp.		9,596	121,965
Callaway Golf Co.	†	5,616	42,345
Jakks Pacific, Inc.	*†	2,425	29,391
Leapfrog Enterprises, Inc.	*	3,363	13,149
Nautilus, Inc.	*	2,480	5,034
Polaris Industries, Inc.	†	2,511	109,555
Pool Corp.		4,626	88,264
RC2 Corp.	*	1,530	22,568
Smith & Wesson Holding Corp.	*	6,049	24,740
Steinway Musical Instruments, Inc.	*	1,536	24,438
Sturm Ruger & Co., Inc.	†	2,146	20,816
			518,185

Life Sciences Tools & Services—1.1%
Accelrys, Inc.	*	3,326	19,058
Affymetrix, Inc.	*	8,830	51,567
Albany Molecular Research, Inc.	*†	2,944	26,732
Bio-Rad Laboratories, Inc., Class A	*	1,584	152,793
Bruker Corp.	*	8,066	97,276
Caliper Life Sciences, Inc.	*	3,187	8,191
Cambrex Corp.	*†	2,958	16,506
Charles River Laboratories International, Inc.	*†	6,976	235,021
Covance, Inc.	*†	5,617	306,520
Dionex Corp.	*	1,461	107,924
Enzo Biochem, Inc.	*	6,306	33,926
eResearchTechnology, Inc.	*	4,314	25,927
Illumina, Inc.	*†	12,305	377,148
Kendle International, Inc.	*	1,230	22,521
Luminex Corp.	*†	4,012	59,899
Mettler-Toledo International, Inc. (Switzerland)	*	3,252	341,427
Ore Pharmaceutical Holdings, Inc.	*	190	99
Parexel International Corp.	*	5,995	84,530
Pharmaceutical Product Development, Inc.	†	10,700	250,808
Sequenom, Inc.	*†	4,473	18,518
Techne Corp.		3,552	243,525
Varian, Inc.	*	2,626	135,344
			2,615,260

Machinery—3.4%
3D Systems Corp.	*	2,259	25,527
Actuant Corp., Class A	†	6,590	122,113
AGCO Corp.	*†	7,982	258,138
Albany International Corp., Class A		2,060	46,268
Ampco-Pittsburgh Corp.	†	986	$31,089
Astec Industries, Inc.	*†	1,849	49,812
Badger Meter, Inc.	†	1,258	50,094
Barnes Group, Inc.	†	3,373	57,004
Blount International, Inc.	*	4,339	43,824
Briggs & Stratton Corp.	†	4,194	78,470
Bucyrus International, Inc.		9,470	533,824
Cascade Corp.		779	21,415
Chart Industries, Inc.	*	2,135	35,334
CIRCOR International, Inc.		1,935	48,723
CLARCOR, Inc.		4,021	130,441
Colfax Corp.	*	2,950	35,518
Columbus McKinnon Corp.	*	1,765	24,110
Commercial Vehicle Group, Inc.	*	3,457	20,707
Crane Co.		4,617	141,373
Donaldson Co., Inc.		6,483	275,787
Dynamic Materials Corp.	†	2,558	51,288
EnPro Industries, Inc.	*†	3,150	83,191
ESCO Technologies, Inc.	†	1,735	62,200
Federal Signal Corp.		3,130	18,843
Flow International Corp.	*	9,896	30,480
Force Protection, Inc.	*	10,037	52,293
FreightCar America, Inc.		930	18,442
Gardner Denver, Inc.	†	5,014	213,346
Gorman-Rupp Co. (The)	†	1,890	52,240
Graco, Inc.		6,203	177,220
Graham Corp.		882	18,257
Greenbrier Cos., Inc.	†	1,195	12,404
Harsco Corp.		7,780	250,749
Hurco Cos., Inc.	*†	1,248	18,470
IDEX Corp.	†	8,587	267,485
John Bean Technologies Corp.		3,917	66,628
Joy Global, Inc.	†	11,607	598,805
Kadant, Inc.	*	1,553	24,786
Kaydon Corp.	†	3,461	123,765
Kennametal, Inc.		6,708	173,871
L.B. Foster Co., Class A	*	951	28,349
Lincoln Electric Holdings, Inc.		4,042	216,085
Lindsay Corp.		969	38,615
Lydall, Inc.	*	2,150	11,201
Manitowoc Co., Inc. (The)	†	18,391	183,358
Middleby Corp.	*†	1,555	76,226
Mueller Industries, Inc.		2,932	72,831
Mueller Water Products, Inc., Class A		15,083	78,432
NACCO Industries, Inc., Class A		310	15,438
Navistar International Corp.	*	6,634	256,404
NN, Inc.	*	6,804	26,944
Nordson Corp.		3,383	206,972
Oshkosh Corp.		10,330	382,520
Pentair, Inc.		9,517	307,399
RBC Bearings, Inc.	*	1,852	45,059
Robbins & Myers, Inc.	†	2,530	59,506
Sauer-Danfoss, Inc.	*	832	9,992
SPX Corp.		4,988	272,844
Tecumseh Products Co., Class A	*†	1,703	19,908
Tennant Co.		1,394	36,509
Terex Corp.	*	13,345	264,364
Timken Co.		6,731	159,592
Titan International, Inc.	†	4,901	39,747
Toro Co.	†	3,178	132,872
Trinity Industries, Inc.	†	7,537	131,445
Valmont Industries, Inc.		1,676	131,482
Wabash National Corp.	*	2,596	4,906
Wabtec Corp.	†	5,040	205,834

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Watts Water Technologies, Inc., Class A		2,709	$83,762
			7,842,930

Marine—0.2%
Alexander & Baldwin, Inc.	†	3,735	127,849
American Commercial Lines, Inc.	*†	726	13,307
Eagle Bulk Shipping, Inc.	*†	7,947	39,338
Excel Maritime Carriers Ltd. (Greece)	*†	5,862	36,110
Genco Shipping & Trading Ltd.	*†	4,844	108,409
International Shipholding Corp.	†	724	22,495
Kirby Corp.	*†	5,822	202,780
OceanFreight, Inc. (Greece)	*	1,037	959
TBS International Ltd., Class A (Bermuda)	*	2,419	17,780
			569,027

Media—2.4%
4Kids Entertainment, Inc.	*	2,466	3,921
A.H. Belo Corp., Class A	*	3,861	22,239
Alloy, Inc.	*	3,318	25,814
Arbitron, Inc.	†	2,121	49,674
Ascent Media Corp., Class A	*	959	24,483
Belo Corp., Class A		6,361	34,604
Cablevision Systems Corp., Class A		21,478	554,562
Carmike Cinemas, Inc.	*	1,009	7,628
Cinemark Holdings, Inc.		2,131	30,622
CKX, Inc.	*	6,718	35,404
Clear Channel Outdoor Holdings, Inc., Class A	*†	2,470	25,663
Crown Media Holdings, Inc., Class A	*†	4,399	6,379
Cumulus Media, Inc., Class A	*	3,854	8,787
Discovery Communications, Inc., Series A	*	16,547	507,496
Discovery Communications, Inc., Series C	*	9,599	254,565
DISH Network Corp., Class A		24,633	511,627
DreamWorks Animation SKG, Inc., Class A	*	5,937	237,183
E.W. Scripps Co., (The), Class A	*	7,011	48,797
EDCI Holdings, Inc.	*	533	3,129
Emmis Communications Corp., Class A	*	4,461	5,130
Entercom Communications Corp., Class A	*	1,873	13,242
Entravision Communications Corp., Class A	*	4,930	16,762
Gray Television, Inc.	*	3,878	5,856
Harris Interactive, Inc.	*	6,590	7,842
Harte-Hanks, Inc.		3,759	40,522
Image Entertainment, Inc.	*†	300	75
Interactive Data Corp.		4,045	102,339
John Wiley & Sons, Inc., Class A		4,647	194,616
Journal Communications, Inc., Class A		3,220	12,526
Lamar Advertising Co., Class A	*†	6,749	209,826
Lee Enterprises, Inc.	*	6,600	22,902
Liberty Global, Inc., Series A, Class A	*†	26,364	$577,635
Liberty Global, Inc., Series C	*	1,174	25,652
Liberty Media Corp.— Capital, Series A	*	8,284	197,822
Liberty Media Corp.—Starz, Series A	*†	5,579	257,471
LIN TV Corp., Class A	*†	2,390	10,659
Live Nation, Inc.	*	5,574	47,435
Martha Stewart Living Omnimedia, Class A	*	4,928	24,344
McClatchy Co. (The), Class A	†	3,506	12,411
Media General, Inc., Class A	*†	1,595	12,505
Mediacom Communications Corp., Class A	*	3,433	15,346
Morningstar, Inc.	*†	3,907	188,864
National CineMedia, Inc.		3,917	64,905
Navarre Corp.	*	6,720	14,246
New Frontier Media, Inc.	*	2,079	3,929
Playboy Enterprises, Inc., Class B	*	1,251	4,003
Primedia, Inc.		5,508	19,884
Radio One, Inc., Class A	*	4,327	13,327
Radio Unica Communications Corp.	*‡d	1,900	—
RCN Corp.	*†	3,770	40,905
Regal Entertainment Group, Class A		6,396	92,358
Regent Communications, Inc.	*	3,610	903
Salem Communications Corp., Class A	*	850	5,092
Scholastic Corp.	†	2,095	62,494
Sinclair Broadcast Group, Inc., Class A	*	4,220	17,007
Sirius XM Radio, Inc.	*	304,937	182,962
Valassis Communications, Inc.	*	4,011	73,241
Value Line, Inc.		573	14,388
Virgin Media, Inc.	†	27,307	459,577
Warner Music Group Corp.	*	4,960	28,074
World Wrestling Entertainment, Inc., Class A	†	2,315	35,489
			5,527,143

Metals & Mining—1.6%
Allied Nevada Gold Corp.	*†	7,912	119,313
AMCOL International Corp.		2,631	74,773
Brush Engineered Materials, Inc.	*†	2,925	54,230
Carpenter Technology Corp.		4,339	116,936
Century Aluminum Co.	*†	9,934	160,831
Coeur d’Alene Mines Corp.	*†	11,005	198,750
Commercial Metals Co.		10,756	168,331
Compass Minerals International, Inc.	†	2,644	177,650
Globe Specialty Metals, Inc.	*	7,023	66,016
Haynes International, Inc.		1,057	34,849
Hecla Mining Co.	*†	23,198	143,364
Horsehead Holding Corp.	*†	2,963	37,778
Kaiser Aluminum Corp.		1,080	44,950
Olympic Steel, Inc.	†	1,703	55,484
Reliance Steel & Aluminum Co.		5,928	256,208
Rock of Ages Corp.	*	1,387	4,092
Royal Gold, Inc.		4,212	198,385
RTI International Metals, Inc.	*†	2,591	65,215
Schnitzer Steel Industries, Inc., Class A		1,822	86,909
Southern Copper Corp.	†	16,205	533,307
Steel Dynamics, Inc.		25,730	455,936

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Stillwater Mining Co.	*	8,114	$76,921
Universal Stainless & Alloy Products, Inc.	*†	2,058	38,814
Walter Energy, Inc.		6,232	469,332
Worthington Industries, Inc.		5,837	76,290
			3,714,664

Multiline Retail—0.4%
99 Cents Only Stores	*†	5,211	68,108
Dillard’s, Inc., Class A	†	4,360	80,442
Dollar General Corp.	*	4,000	89,720
Dollar Tree, Inc.	*	8,583	414,559
Fred’s, Inc., Class A	†	3,463	35,323
Retail Ventures, Inc.	*	5,577	49,579
Saks, Inc.	*†	11,548	75,755
Tuesday Morning Corp.	*	1,816	4,685
			818,171

Multi-Utilities—0.9%
Alliant Energy Corp.		10,635	321,815
Avista Corp.	†	5,411	116,824
Black Hills Corp.		3,311	88,172
CH Energy Group, Inc.		1,512	64,290
MDU Resources Group, Inc.		17,087	403,253
NorthWestern Corp.	†	2,859	74,391
NSTAR		11,870	436,816
OGE Energy Corp.		10,016	369,490
Vectren Corp.		8,630	212,989
			2,088,040

Office Electronics—0.1%
Zebra Technologies Corp., Class A	*	6,386	181,107

Oil, Gas & Consumable Fuels—4.7%
Abraxas Petroleum Corp.	*	13,781	26,460
Adams Resources & Energy, Inc.		1,462	32,237
Alpha Natural Resources, Inc.	*	12,293	533,270
American Oil & Gas, Inc.	*†	12,364	51,929
Apco Oil and Gas International, Inc.		2,488	54,985
Approach Resources, Inc.	*	1,627	12,560
Arch Coal, Inc.	†	18,710	416,298
Arena Resources, Inc.	*†	4,084	176,102
Atlas Energy, Inc.		5,927	178,818
ATP Oil & Gas Corp.	*	6,199	113,318
Berry Petroleum Co., Class A	†	4,186	122,022
Bill Barrett Corp.	*	3,665	114,018
Blue Dolphin Energy Co.	*	3,650	1,186
BP Prudhoe Bay Royalty Trust		1,774	146,887
BPZ Resources, Inc.	*†	9,783	92,939
Brigham Exploration Co.	*†	9,871	133,752
Callon Petroleum Co.	*†	3,060	4,590
Cano Petroleum, Inc.	*†	5,875	5,757
Carrizo Oil & Gas, Inc.	*†	3,680	97,483
Cheniere Energy, Inc.	*†	8,135	19,687
Cimarex Energy Co.		8,524	451,516
Clayton Williams Energy, Inc.	*	1,241	43,485
Cloud Peak Energy, Inc.	*	3,000	43,680
CNX Gas Corp.	*	2,745	81,032
Comstock Resources, Inc.	*†	4,165	168,974
Concho Resources, Inc.	*	5,480	246,052
Contango Oil & Gas Co.	*	1,270	59,703
Continental Resources, Inc.	*†	14,091	604,363
CREDO Petroleum Corp.	*	5,377	50,006
Cross Timbers Royalty Trust		833	$28,089
Crosstex Energy, Inc.		3,995	24,170
CVR Energy, Inc.	*	4,542	31,158
Delta Petroleum Corp.	*†	18,693	19,441
DHT Maritime, Inc. (Jersey, Channel Islands)		5,478	20,159
Encore Acquisition Co.	*	5,077	243,798
Evergreen Energy, Inc.	*†	4,470	1,533
EXCO Resources, Inc.		19,435	412,605
Forest Oil Corp.	*†	11,621	258,567
Frontier Oil Corp.		11,462	138,002
FX Energy, Inc.		12,608	35,933
General Maritime Corp.	†	4,323	30,218
GMX Resources, Inc.	*†	4,998	68,673
Goodrich Petroleum Corp.	*†	3,087	75,168
Harvest Natural Resources, Inc.	*†	3,340	17,669
Holly Corp.	†	5,010	128,406
Hugoton Royalty Trust		3,289	52,887
International Coal Group, Inc.	*	7,310	28,217
James River Coal Co.	*	2,720	50,402
Kodiak Oil & Gas Corp.	*	15,634	34,707
Mariner Energy, Inc.	*	10,627	123,379
McMoRan Exploration Co.	*†	12,011	96,328
Meridian Resource Corp.	*	11,330	2,946
National Coal Corp.	*†	2,117	1,757
Newfield Exploration Co.	*	12,541	604,852
NGAS Resources, Inc.	*†	6,300	10,647
Overseas Shipholding Group, Inc.		2,227	97,877
Pacific Ethanol, Inc.	*	9,943	7,159
Patriot Coal Corp.	*	12,362	191,117
Penn Virginia Corp.		4,723	100,553
Petrohawk Energy Corp.	*	30,226	725,122
Petroleum Development Corp.	*	1,839	33,488
Petroquest Energy, Inc.	*†	8,496	52,080
Plains Exploration & Production Co.	*	11,776	325,724
Quest Resource Corp.	*	5,130	2,975
Quicksilver Resources, Inc.	*†	17,020	255,470
Rentech, Inc.	*†	24,671	30,345
Rosetta Resources, Inc.	*	3,732	74,379
SandRidge Energy, Inc.	*†	22,442	211,628
Ship Finance International Ltd. (Bermuda)	†	3,789	51,644
Southern Union Co.		9,573	217,307
St. Mary Land & Exploration Co.		7,383	252,794
Stone Energy Corp.	*†	7,436	134,220
Swift Energy Co.	*†	2,908	69,676
Syntroleum Corp.	*	9,066	24,116
Teekay Corp. (Canada)		2,938	68,191
Tengasco, Inc.	*	9,394	4,321
Toreador Resources Corp.	*†	3,690	36,531
Tri-Valley Corp.	*†	10,477	20,430
Ultra Petroleum Corp.	*	13,673	681,736
Uranium Resources, Inc.	*	5,500	4,235
USEC, Inc.	*†	11,624	44,752
Vaalco Energy, Inc.	*	8,030	36,537
Verenium Corp.	*†	149	670
W&T Offshore, Inc.	†	4,200	49,140
Warren Resources, Inc.	*	8,229	20,161
Western Refining, Inc.	*†	3,632	17,107
Westmoreland Coal Co.	*	2,951	26,293
Whiting Petroleum Corp.	*	4,952	353,820
World Fuel Services Corp.	†	5,432	145,523
			10,989,941

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value

COMMON STOCKS—(Continued)

Paper & Forest Products—0.3%
Buckeye Technologies, Inc.	*	4,965	$48,458
Clearwater Paper Corp.	*	820	45,075
Deltic Timber Corp.	†	1,046	48,304
Domtar Corp. (Canada)	*†	4,712	261,092
Glatfelter		3,315	40,277
Louisiana-Pacific Corp.	*†	9,117	63,637
Neenah Paper, Inc.		2,110	29,435
Schweitzer-Mauduit International, Inc.		1,337	94,058
Wausau Paper Corp.	†	3,503	40,635
			670,971

Personal Products—0.6%
Alberto-Culver Co.		8,647	253,270
Bare Escentuals, Inc.	*	4,574	55,940
Chattem, Inc.	*	2,536	236,609
Elizabeth Arden, Inc.	*	2,728	39,392
Herbalife Ltd. (Cayman Islands)		6,656	270,034
Mannatech, Inc.		2,631	8,209
Medifast, Inc.	*	2,284	69,845
NBTY, Inc.	*	5,657	246,306
Nu Skin Enterprises, Inc., Class A		5,522	148,376
Prestige Brands Holdings, Inc.	*†	2,900	22,794
Reliv International, Inc.		3,018	9,899
USANA Health Sciences, Inc.	*	743	23,702
			1,384,376

Pharmaceuticals—0.9%
Adolor Corp.	*	8,628	12,597
Alexza Pharmaceuticals, Inc.	*†	17,706	42,494
Auxilium Pharmaceuticals, Inc.	*	2,992	89,700
AVANIR Pharmaceuticals, Inc., Class A	*	9,525	18,097
BioMimetic Therapeutics, Inc.	*	2,563	30,577
Cadence Pharmaceuticals, Inc.	*†	3,700	35,779
Columbia Laboratories, Inc.	*†	5,940	6,415
CPEX Pharmaceuticals, Inc.	*	201	2,269
Cypress Bioscience, Inc.	*	4,031	23,219
Depomed, Inc.	*	7,330	24,555
Discovery Laboratories, Inc.	*†	10,296	6,471
Durect Corp.	*	7,330	18,105
Emisphere Technologies, Inc.	*†	3,412	3,617
Endo Pharmaceuticals Holdings, Inc.	*	14,086	288,904
Heska Corp.	*	4,463	2,354
Hi-Tech Pharmacal Co., Inc.	*†	2,404	67,432
Hollis-Eden Pharmaceuticals, Inc.	*	3,834	2,032
Inspire Pharmaceuticals, Inc.	*†	4,570	25,226
KV Pharmaceutical Co., Class A	*†	3,009	11,043
Matrixx Initiatives, Inc.	*†	1,810	7,638
MDRNA, Inc.	*†	3,350	2,714
Medicines Co. (The)	*	5,261	43,877
Medicis Pharmaceutical Corp., Class A		5,490	148,505
Nektar Therapeutics	*	8,780	81,830
Obagi Medical Products, Inc.	*†	2,119	25,428
Optimer Pharmaceuticals, Inc.	*†	4,269	48,154
Pain Therapeutics, Inc.	*	3,499	18,755
Par Pharmaceutical Cos., Inc.	*	3,271	88,513
Penwest Pharmaceuticals Co.	*	5,730	14,841
Perrigo Co.	†	8,447	336,528
Pozen, Inc.	*	1,922	$11,513
Questcor Pharmaceuticals, Inc.	*†	4,000	19,000
Salix Pharmaceuticals Ltd.	*†	4,445	112,903
Santarus, Inc.	*	7,750	35,805
SuperGen, Inc.	*	3,719	9,744
Valeant Pharmaceuticals International	*	7,427	236,104
Viropharma, Inc.	*	6,036	50,642
Vivus, Inc.	*†	9,557	87,829
XenoPort, Inc.	*	1,873	34,763
			2,125,972

Professional Services—1.2%
Acacia Research - Acacia Technologies	*	5,547	50,533
Administaff, Inc.		2,357	55,602
Advisory Board Co. (The)	*	1,300	39,858
Barrett Business Services, Inc.		3,976	48,865
CBIZ, Inc.	*	5,140	39,578
CDI Corp.		2,129	27,571
Corporate Executive Board Co. (The)		4,101	93,585
CoStar Group, Inc.	*	1,557	65,036
CRA International, Inc.	*†	1,427	38,029
Diamond Management & Technology Consultants, Inc.		3,731	27,497
Exponent, Inc.	*	1,790	49,834
FTI Consulting, Inc.	*	5,623	265,181
Heidrick & Struggles International, Inc.	†	2,178	68,041
Hudson Highland Group, Inc.	*	7,622	36,128
Huron Consulting Group, Inc.	*†	2,888	66,539
ICF International, Inc.	*	516	13,829
IHS, Inc., Class A	*†	4,063	222,693
Kelly Services, Inc., Class A	*†	2,431	29,002
Kforce, Inc.	*	3,398	42,475
Korn/Ferry International	*	4,056	66,924
LECG Corp.	*	2,344	7,009
Manpower, Inc.		7,366	402,036
MPS Group, Inc.	*	10,705	147,087
Navigant Consulting, Inc.	*	4,173	62,011
Odyssey Marine Exploration, Inc.	*†	8,263	11,651
On Assignment, Inc.	*	3,093	22,115
RCM Technologies, Inc.	*	13,065	32,597
Resources Connection, Inc.	*	3,825	81,166
School Specialty, Inc.	*	1,184	27,694
Spherion Corp.	*	6,986	39,261
TrueBlue, Inc.	*	4,946	73,250
Verisk Analytics, Inc., Class A	*	10,608	321,210
Volt Information Sciences, Inc.	*	1,251	12,510
Watson Wyatt Worldwide, Inc., Class A		4,171	198,206
			2,784,603

Real Estate Investment Trusts (REITs)—6.6%
Acadia Realty Trust REIT	†	4,998	84,316
Agree Realty Corp. REIT		2,037	47,442
Alexander’s, Inc. REIT	*	319	97,110
Alexandria Real Estate Equities, Inc. REIT	†	4,666	299,977
AMB Property Corp. REIT	†	14,045	358,850
American Campus Communities, Inc. REIT	†	5,807	163,177
Annaly Capital Management, Inc. REIT		53,989	936,709
Anworth Mortgage Asset Corp. REIT		10,167	71,169

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Arbor Realty Trust, Inc. REIT	*†	5,065	$10,079
Ashford Hospitality Trust, Inc. REIT	*†	13,852	64,273
Associated Estates Realty Corp. REIT		5,856	65,997
BioMed Realty Trust, Inc. REIT	†	9,944	156,916
Brandywine Realty Trust REIT		12,040	137,256
BRE Properties, Inc. REIT	†	5,250	173,670
BRT Realty Trust REIT	*	1,088	5,549
Camden Property Trust REIT		7,288	308,793
Capital Trust, Inc., Class A REIT	*†	4,198	5,331
CapLease, Inc. REIT		10,293	45,083
Capstead Mortgage Corp. REIT		8,552	116,735
CBL & Associates Properties, Inc. REIT	†	16,769	162,156
Cedar Shopping Centers, Inc. REIT	†	4,496	30,573
Chimera Investment Corp. REIT		59,608	231,279
Cogdell Spencer, Inc. REIT		8,226	46,559
Cohen & Co., Inc. REIT	*	4,976	24,382
Colonial Properties Trust REIT		2,752	32,281
Corporate Office Properties Trust REIT	†	6,040	221,245
Cousins Properties, Inc. REIT	†	13,715	104,645
Cypress Sharpridge Investments, Inc. REIT		1,630	22,021
DCT Industrial Trust, Inc. REIT		18,769	94,220
DiamondRock Hospitality Co. REIT	†	8,514	72,114
Digital Realty Trust, Inc. REIT	†	10,192	512,454
Douglas Emmett, Inc. REIT	†	12,435	177,199
Duke Realty Corp. REIT		24,841	302,315
DuPont Fabros Technology, Inc. REIT		4,263	76,691
Eastern Light Capital, Inc. REIT	*	799	3,076
EastGroup Properties, Inc. REIT	†	2,269	86,857
Education Realty Trust, Inc. REIT	†	8,420	40,753
Entertainment Properties Trust REIT	†	4,374	154,271
Equity Lifestyle Properties, Inc. REIT	†	2,415	121,885
Equity One, Inc. REIT		4,453	72,005
Essex Property Trust, Inc. REIT	†	2,472	206,783
Extra Space Storage, Inc. REIT	†	9,392	108,478
Federal Realty Investment Trust REIT	†	6,796	460,225
FelCor Lodging Trust, Inc. REIT	*	8,871	31,936
First Industrial Realty Trust, Inc. REIT	*	2,823	14,764
First Potomac Realty Trust REIT		4,965	62,410
Franklin Street Properties Corp. REIT	†	5,200	75,972
General Growth Properties, Inc. REIT		26,541	306,814
Getty Realty Corp. REIT		1,935	$45,531
Glimcher Realty Trust REIT		8,833	23,849
Government Properties Income Trust REIT		1,940	44,581
Gramercy Capital Corp. REIT	*†	3,048	7,894
Hatteras Financial Corp. REIT		4,031	112,707
Healthcare Realty Trust, Inc. REIT	†	5,571	119,554
Hersha Hospitality Trust REIT		5,335	16,752
Highwoods Properties, Inc. REIT	†	7,925	264,299
HMG Courtland Properties REIT	*	1,250	4,200
Home Properties, Inc. REIT	†	3,441	164,170
Hospitality Properties Trust REIT		11,613	275,344
HRPT Properties Trust REIT		22,924	148,318
Inland Real Estate Corp. REIT		5,524	45,021
Invesco Mortgage Capital, Inc. REIT		972	22,123
Investors Real Estate Trust REIT		8,064	72,576
iStar Financial, Inc. REIT	*†	8,506	21,775
Kilroy Realty Corp. REIT	†	3,793	116,331
Kite Realty Group Trust REIT		8,526	34,701
LaSalle Hotel Properties REIT	†	6,022	127,847
Lexington Realty Trust REIT		7,202	43,788
Liberty Property Trust REIT		12,049	385,689
LTC Properties, Inc. REIT	†	3,135	83,861
Macerich Co. (The) REIT		11,125	399,944
Mack-Cali Realty Corp. REIT		8,583	296,714
Maguire Properties, Inc. REIT	*	2,300	3,473
Medical Properties Trust, Inc. REIT	†	10,635	106,350
MFA Financial, Inc. REIT		24,174	177,679
Mid-America Apartment Communities, Inc. REIT		2,953	142,571
Mission West Properties, Inc. REIT		7,471	53,717
Monmouth Real Estate Investment Corp., Class A REIT		9,567	71,178
National Health Investors, Inc. REIT		2,715	100,428
National Retail Properties, Inc. REIT	†	7,081	150,259
Nationwide Health Properties, Inc. REIT		12,029	423,180
Newcastle Investment Corp. REIT	*	13,023	27,218
NorthStar Realty Finance Corp. REIT	†	8,645	29,652
Omega Healthcare Investors, Inc. REIT	†	7,036	136,850
Pacific Office Properties Trust, Inc. REIT		10,462	40,697
Parkway Properties, Inc. REIT		3,135	65,271
Pennsylvania Real Estate Investment Trust REIT		2,750	23,265
PMC Commercial Trust REIT		2,035	15,263
Post Properties, Inc. REIT	†	6,157	120,677
Potlatch Corp. REIT		3,439	109,635
PS Business Parks, Inc. REIT	†	1,882	94,194
RAIT Financial Trust REIT	*†	5,932	7,771
Ramco-Gershenson Properties Trust REIT	†	1,412	13,470
Rayonier, Inc. REIT		8,701	366,834
Realty Income Corp. REIT	†	10,301	266,899
Redwood Trust, Inc. REIT		6,341	91,691

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Regency Centers Corp. REIT	†	9,136	$320,308
Resource Capital Corp. REIT		3,788	18,637
Saul Centers, Inc. REIT		1,310	42,916
Senior Housing Properties Trust REIT	†	12,704	277,837
SL Green Realty Corp. REIT	†	10,004	502,601
Sovran Self Storage, Inc. REIT	†	1,711	61,134
Starwood Property Trust, Inc. REIT		4,021	75,957
Strategic Hotels & Resorts, Inc. REIT	*	4,710	8,761
Sun Communities, Inc. REIT		3,803	75,109
Sunstone Hotel Investors, Inc. REIT	*†	9,998	88,782
Tanger Factory Outlet Centers, Inc. REIT		2,648	103,246
Taubman Centers, Inc. REIT	†	4,982	178,904
UDR, Inc. REIT		22,688	372,991
Universal Health Realty Income Trust REIT		2,198	70,402
Urstadt Biddle Properties, Inc., Class A REIT		3,726	56,896
U-Store-It Trust REIT		9,393	68,757
Walter Investment Management Corp. REIT		3,686	52,820
Washington Real Estate Investment Trust REIT	†	6,905	190,233
Weingarten Realty Investors REIT		12,310	243,615
Winthrop Realty Trust REIT		2,133	23,164
			15,353,656

Real Estate Management & Development—0.5%
Altisource Portfolio Solutions SA (Luxembourg)	*	1,020	21,410
Brookfield Properties Corp. (Canada)	†	33,375	404,505
Consolidated-Tomoka Land Co.	†	530	18,518
Forest City Enterprises, Inc., Class A	*†	13,633	160,597
Forestar Group, Inc.	*	3,217	70,710
Grubb & Ellis Co.	*	2,553	3,268
Jones Lang LaSalle, Inc.	†	3,159	190,803
St. Joe Co. (The)	*	6,987	201,854
Tejon Ranch Co.	*	1,418	41,434
Thomas Properties Group, Inc.		2,396	7,092
			1,120,191

Road & Rail—0.9%
Amerco, Inc.	*	547	27,197
Arkansas Best Corp.	†	2,819	82,963
Avis Budget Group, Inc.	*†	12,388	162,531
Celadon Group, Inc.	*	1,972	21,396
Con-way, Inc.	†	3,246	113,318
Dollar Thrifty Automotive Group, Inc.	*†	1,428	36,571
Genesee & Wyoming, Inc., Class A	*†	2,893	94,428
Heartland Express, Inc.	†	6,375	97,346
Hertz Global Holdings, Inc.	*†	13,049	155,544
J.B. Hunt Transport Services, Inc.		12,683	409,280
Kansas City Southern	*†	9,908	329,837
Knight Transportation, Inc.	†	6,280	121,141
Landstar System, Inc.	†	4,879	189,159
Old Dominion Freight Line, Inc.	*	2,496	$76,627
PAM Transportation Services, Inc.	*	1,139	11,766
Quality Distribution, Inc.	*	4,385	17,321
Saia, Inc.	*	1,522	22,556
Werner Enterprises, Inc.		5,917	117,098
YRC Worldwide, Inc.	*†	4,618	3,878
			2,089,957

Semiconductors & Semiconductor Equipment—3.4%
Actel Corp.	*	4,134	49,112
Advanced Analogic Technologies, Inc.	*†	5,860	23,088
Advanced Energy Industries, Inc.	*	4,472	67,438
Aetrium, Inc.	*	614	1,590
Amkor Technology, Inc.	*†	12,212	87,438
Anadigics, Inc.	*	4,986	21,041
Applied Micro Circuits Corp.	*†	7,749	57,885
Atheros Communications, Inc.	*†	6,783	232,250
Atmel Corp.	*	38,623	178,052
ATMI, Inc.	*	3,386	63,047
Axcelis Technologies, Inc.	*	15,338	21,627
AXT, Inc.	*	4,552	14,794
Brooks Automation, Inc.	*	4,415	37,881
Cabot Microelectronics Corp.	*	2,070	68,227
California Micro Devices Corp.	*	2,476	11,662
Cavium Networks, Inc.	*†	4,914	117,101
Ceva, Inc.	*	3,092	39,763
Cirrus Logic, Inc.	*†	5,397	36,808
Cohu, Inc.	†	1,889	26,352
Conexant Systems, Inc.	*	8,169	18,952
Cree, Inc.	*	5,996	337,995
Cymer, Inc.	*†	2,731	104,816
Cypress Semiconductor Corp.	*†	13,944	147,249
Diodes, Inc.	*	3,326	68,017
DSP Group, Inc.	*	4,251	23,933
Entegris, Inc.	*	7,678	40,540
Exar Corp.	*	3,475	24,707
Fairchild Semiconductor International, Inc.	*†	9,371	93,616
FEI Co.	*	2,918	68,164
Formfactor, Inc.	*†	4,715	102,598
FSI International, Inc.	*	4,280	12,583
Hittite Microwave Corp.	*†	2,783	113,407
Integrated Device Technology, Inc.	*	15,458	100,013
Integrated Silicon Solution, Inc.	*	2,930	16,555
International Rectifier Corp.	*†	4,883	108,012
Intersil Corp., Class A	†	15,935	244,443
IXYS Corp.	*	3,270	24,263
Kopin Corp.	*	5,031	21,030
Kulicke & Soffa Industries, Inc.	*	4,089	22,040
Lam Research Corp.	*	11,660	457,189
Lattice Semiconductor Corp.	*	16,642	44,933
LTX-Credence Corp.	*	14,256	25,376
Marvell Technology Group Ltd. (Bermuda)	*	47,175	978,881
Mattson Technology, Inc.	*	4,081	14,610
Maxim Integrated Products, Inc.		26,152	530,886
Micrel, Inc.		3,731	30,594
Microsemi Corp.	*†	6,947	123,309
Mindspeed Technologies, Inc.	*†	9,324	43,730

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
MIPS Technologies, Inc.	*†	5,359	$23,419
MKS Instruments, Inc.	*	3,260	56,757
Monolithic Power Systems, Inc.	*	2,258	54,124
MoSys, Inc.	*	3,592	14,081
Netlogic Microsystems, Inc.	*	1,507	69,714
NVE Corp.	*	771	31,850
Omnivision Technologies, Inc.	*	4,446	64,600
ON Semiconductor Corp.	*†	34,519	304,112
PDF Solutions, Inc.	*	9,022	34,735
Pericom Semiconductor Corp.	*	2,254	25,989
Photronics, Inc.	*	1,989	8,851
PLX Technology, Inc.	*	2,950	9,528
PMC–Sierra, Inc.	*†	17,731	153,550
Power Integrations, Inc.		2,822	102,608
QuickLogic Corp.	*	14,701	31,019
Rambus, Inc.	*†	9,556	233,166
Ramtron International Corp.	*	1,920	3,398
RF Micro Devices, Inc.	*†	18,530	88,388
Rudolph Technologies, Inc.	*	2,516	16,908
Semtech Corp.	*	4,634	78,824
Sigma Designs, Inc.	*	5,116	54,741
Silicon Image, Inc.	*	6,882	17,756
Silicon Laboratories, Inc.	*†	4,087	197,566
Silicon Storage Technology, Inc.	*	7,634	19,543
Skyworks Solutions, Inc.	*†	17,544	248,949
Standard Microsystems Corp.	*	2,548	52,947
Supertex, Inc.	*	815	24,287
Tegal Corp.	*	312	415
Tessera Technologies, Inc.	*	4,876	113,465
Transwitch Corp.	*	429	901
Trident Microsystems, Inc.	*	5,092	9,471
TriQuint Semiconductor, Inc.	*†	13,250	79,500
Ultra Clean Holdings, Inc.	*	5,255	36,732
Ultratech, Inc.	*	2,462	36,585
Varian Semiconductor Equipment Associates, Inc.	*†	6,209	222,779
Veeco Instruments, Inc.	*†	2,611	86,267
Virage Logic Corp.	*	3,332	18,326
Volterra Semiconductor Corp.	*†	2,894	55,333
White Electronic Designs Corp.	*	4,551	21,253
Zoran Corp.	*	5,136	56,753
			7,856,787

Software—3.3%
ACI Worldwide, Inc.	*	3,078	52,788
Activision Blizzard, Inc.	*	53,274	591,874
Actuate Corp.	*	6,674	28,565
Advent Software, Inc.	*	1,819	74,088
American Software, Inc., Class A		7,072	42,432
ANSYS, Inc.	*†	9,676	420,519
ArcSight, Inc.	*†	2,215	56,660
Ariba, Inc.	*†	8,263	103,453
Authentidate Holding Corp.	*	41,599	43,679
Blackbaud, Inc.		3,069	72,520
Blackboard, Inc.	*†	3,598	163,313
Bottomline Technologies, Inc.	*	3,578	62,865
Cadence Design Systems, Inc.	*	21,402	128,198
Callidus Software, Inc.	*	2,703	8,163
Chordiant Software, Inc.	*	1,859	5,112
CommVault Systems, Inc.	*	5,041	119,421
Concur Technologies, Inc.	*†	4,210	179,977
Datawatch Corp.	*	3,500	$8,890
Double-Take Software, Inc.	*	3,666	36,623
Ebix, Inc.	*†	1,308	63,870
Epicor Software Corp.	*	5,701	43,442
EPIQ Systems, Inc.	*	2,664	37,269
ePresence, Inc.	*‡d	1,173	—
Evolving Systems, Inc.	*	527	3,294
Factset Research Systems, Inc.	†	4,413	290,684
Fair Isaac Corp.		4,740	101,009
FalconStor Software, Inc.	*	4,054	16,459
Geeknet, Inc.	*	6,619	7,877
Informatica Corp.	*†	9,082	234,861
Interactive Intelligence, Inc.	*	1,644	30,315
Jack Henry & Associates, Inc.		8,674	200,543
JDA Software Group, Inc.	*	2,379	60,593
Kenexa Corp.	*†	2,904	37,897
Lawson Software, Inc.	*	14,326	95,268
Magma Design Automation, Inc.	*†	11,855	27,385
Manhattan Associates, Inc.	*†	2,125	51,064
Mentor Graphics Corp.	*	7,373	65,104
MICROS Systems, Inc.	*	8,507	263,972
MicroStrategy, Inc., Class A	*	791	74,370
Netscout Systems, Inc.	*	3,784	55,398
Nuance Communications, Inc.	*†	24,738	384,429
Parametric Technology Corp.	*†	10,288	168,106
Pegasystems, Inc.	†	2,142	72,828
Phoenix Technologies Ltd.	*	2,710	7,452
PLATO Learning, Inc.	*	11,349	49,482
Progress Software Corp.	*	3,213	93,852
PROS Holdings, Inc.	*	1,506	15,587
QAD, Inc.		1,363	8,328
Quest Software, Inc.	*	6,863	126,279
Radiant Systems, Inc.	*	2,709	28,174
Renaissance Learning, Inc.	†	1,354	15,381
Rovi Corp.	*	10,864	346,236
S1 Corp.	*	5,886	38,377
Scientific Learning Corp.	*	3,146	15,887
Smith Micro Software, Inc.	*†	2,612	23,874
SolarWinds, Inc.	*†	6,152	141,558
Solera Holdings, Inc.	†	7,414	266,978
Sonic Foundry, Inc.	*	610	2,958
Sonic Solutions, Inc.	*	3,804	45,001
SonicWALL, Inc.	*	4,632	35,250
Sybase, Inc.	*	8,832	383,309
Symyx Technologies, Inc.	*†	3,865	21,257
Synchronoss Technologies, Inc.	*	1,415	22,371
Synopsys, Inc.	*	16,535	368,400
Take-Two Interactive Software, Inc.	*†	5,625	56,531
Taleo Corp., Class A	*	2,401	56,472
TeleCommunication Systems, Inc., Class A	*†	6,400	61,952
THQ, Inc.	*†	4,685	23,612
TIBCO Software, Inc.	*	15,556	149,804
TiVo, Inc.	*	8,402	85,532
Tyler Technologies, Inc.	*†	3,715	73,966
Ultimate Software Group, Inc.	*†	1,966	57,741
VASCO Data Security International, Inc.	*	4,225	26,491
Versant Corp.	*	1,264	19,289
VMware, Inc., Class A	*	7,132	302,254
Wayside Technology Group, Inc.		1,787	14,207
Websense, Inc.	*	3,500	61,110
			7,630,129

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value

COMMON STOCKS—(Continued)

Specialty Retail—2.8%
A.C. Moore Arts & Crafts, Inc.	*	1,967	$5,783
Aaron’s, Inc.	†	4,665	129,360
Advance Auto Parts, Inc.	†	7,732	312,991
Aeropostale, Inc.	*†	6,000	204,300
American Eagle Outfitters, Inc.		17,739	301,208
America’s Car-Mart, Inc.	*	1,569	41,312
AnnTaylor Stores Corp.	*†	7,577	103,350
Asbury Automotive Group, Inc.	*	2,974	34,290
Barnes & Noble, Inc.	†	3,301	62,950
Bebe Stores, Inc.		2,040	12,791
Big 5 Sporting Goods Corp.		2,416	41,507
Blockbuster, Inc., Class A	*†	16,050	10,754
Borders Group, Inc.	*	3,582	4,227
Brown Shoe Co., Inc.	†	3,758	37,091
Buckle, Inc. (The)	†	2,041	59,761
Build-A-Bear Workshop, Inc.	*	5,570	27,237
Cabela’s, Inc.	*†	4,717	67,264
Cache, Inc.	*	2,130	9,734
CarMax, Inc.	*†	13,776	334,068
Casual Male Retail Group, Inc.	*	2,471	5,757
Cato Corp. (The), Class A		2,994	60,060
Charming Shoppes, Inc.	*†	10,301	66,647
Chico’s FAS, Inc.	*†	18,871	265,138
Children’s Place Retail Stores, Inc. (The)	*†	2,219	73,249
Christopher & Banks Corp.		6,972	53,127
Citi Trends, Inc.	*	1,617	44,662
Coldwater Creek, Inc.	*†	9,425	42,036
Collective Brands, Inc.	*†	5,897	134,275
Cost Plus, Inc.	*	2,725	2,780
Destination Maternity Corp.	*	684	12,996
Dick’s Sporting Goods, Inc.	*†	7,504	186,625
Dress Barn, Inc.	*†	7,177	165,789
DSW, Inc., Class A	*†	1,395	36,103
Finish Line, Inc. (The), Class A		3,667	46,021
Foot Locker, Inc.		14,098	157,052
Genesco, Inc.	*	2,452	67,332
Group 1 Automotive, Inc.	*†	1,745	49,471
Guess?, Inc.		7,063	298,765
Gymboree Corp.	*	2,665	115,901
Haverty Furniture Cos., Inc.		2,301	31,593
Hibbett Sports, Inc.	*†	2,997	65,904
Hot Topic, Inc.	*	5,272	33,530
J. Crew Group, Inc.	*†	4,149	185,626
Jo-Ann Stores, Inc.	*†	2,192	79,438
JOS A. Bank Clothiers, Inc.	*†	2,128	89,780
Kirkland’s, Inc.	*	2,193	38,092
Lithia Motors, Inc., Class A	*	2,689	22,104
Lumber Liquidators, Inc.	*†	1,119	29,989
MarineMax, Inc.	*	3,026	27,809
Men’s Wearhouse, Inc. (The)	†	3,813	80,302
Midas, Inc.	*	1,278	10,799
Monro Muffler Brake, Inc.		1,635	54,674
OfficeMax, Inc.	*	6,199	78,665
Pacific Sunwear of California, Inc.	*	5,046	20,083
Penske Auto Group, Inc.	*†	2,975	45,161
Pep Boys-Manny, Moe & Jack (The)	†	3,451	29,195
PetSmart, Inc.		12,275	327,620
Pier 1 Imports, Inc.	*	6,447	32,815
Rent-A-Center, Inc.	*	7,097	$125,759
Rex Stores Corp.	*†	1,034	14,538
Sally Beauty Holdings, Inc.	*	7,911	60,519
Select Comfort Corp.	*	3,139	20,466
Shoe Carnival, Inc.	*	1,098	22,476
Signet Jewelers Ltd. (Bermuda)	*	6,027	161,041
Sonic Automotive, Inc., Class A	*	4,249	44,147
Stage Stores, Inc.	†	3,672	45,386
Stein Mart, Inc.	*	3,731	39,772
Systemax, Inc.		1,358	21,334
Talbots, Inc.	*†	1,205	10,737
Tractor Supply Co.	*†	3,365	178,210
Trans World Entertainment Corp.	*	1,932	2,917
Urban Outfitters, Inc.	*	15,610	546,194
West Marine, Inc.	*	2,443	19,691
Wet Seal, Inc. (The), Class A	*†	16,190	55,856
Williams-Sonoma, Inc.		9,794	203,519
Zale Corp.	*†	2,902	7,893
			6,547,398

Textiles, Apparel & Luxury Goods—1.0%
Carter’s, Inc.	*	4,869	127,811
Charles & Colvard Ltd.	*	693	804
Cherokee, Inc.		2,054	36,602
Columbia Sportswear Co.	†	1,447	56,491
CROCS, Inc.	*	10,660	61,295
Culp, Inc.	*	888	8,862
Deckers Outdoor Corp.	*†	1,741	177,095
Forward Industries, Inc.	*	630	1,298
Fossil, Inc.	*	5,295	177,700
Hallwood Group, Inc.	*	100	3,880
Hanesbrands, Inc.	*†	9,248	222,969
Iconix Brand Group, Inc.	*	7,941	100,454
Jones Apparel Group, Inc.		7,936	127,452
Kenneth Cole Productions, Inc., Class A	*	956	9,225
K-Swiss, Inc., Class A	*	2,909	28,916
Lazare Kaplan International, Inc.	*‡	1,140	1,710
Liz Claiborne, Inc.	*†	7,285	41,015
Movado Group, Inc.	†	1,527	14,842
Oxford Industries, Inc.		3,052	63,115
Phillips-Van Heusen Corp.		5,033	204,742
Quiksilver, Inc.	*	7,789	15,734
Skechers U.S.A., Inc., Class A	*	3,797	111,670
Steven Madden Ltd.	*	1,528	63,015
Timberland Co. (The), Class A	*	3,040	54,507
True Religion Apparel, Inc.	*	1,923	35,556
Under Armour, Inc., Class A	*†	3,385	92,309
Unifi, Inc.	*	9,669	37,516
Unifirst Corp.		605	29,107
Warnaco Group, Inc. (The)	*	4,690	197,871
Wolverine World Wide, Inc.		4,210	114,596
			2,218,159

Thrifts & Mortgage Finance—1.1%
Anchor Bancorp Wisconsin, Inc.	*†	5,568	3,508
Arlington Asset Investment Corp., Class A	*	728	11,087
Astoria Financial Corp.	†	6,733	83,691
Bank Mutual Corp.		5,557	38,454
BankAtlantic Bancorp, Inc., Class A	†	25,481	33,125

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Beneficial Mutual Bancorp, Inc.	*†	4,733	$46,573
Brookline Bancorp, Inc.		6,167	61,115
Capitol Federal Financial		2,421	76,165
CFS Bancorp, Inc.	†	1,873	6,050
Dime Community Bancshares, Inc.	†	3,549	41,594
Doral Financial Corp. (Puerto Rico)	*†	3,585	13,014
ESSA Bancorp, Inc.	†	2,873	33,614
Federal Agricultural Mortgage Corp., Class C	†	1,507	10,564
Federal Home Loan Mortgage Corp.	*†	43,895	64,526
Federal National Mortgage Association	*†	66,437	78,396
First Financial Holdings, Inc.	†	990	12,860
First Financial Northwest, Inc.		3,255	21,320
First Financial Service Corp.		988	8,951
First Niagara Financial Group, Inc.		17,093	237,764
First Place Financial Corp.		4,299	11,908
Flagstar Bancorp, Inc.	*†	9,020	5,412
Flushing Financial Corp.		2,981	33,566
Harrington West Financial Group, Inc.	*	1,172	481
Kearny Financial Corp.	†	3,008	30,321
MGIC Investment Corp.	*†	9,027	52,176
NASB Financial, Inc.	†	529	12,320
New York Community Bancorp, Inc.	†	40,067	581,372
NewAlliance Bancshares, Inc.	†	8,585	103,106
Northwest Bancshares, Inc.		5,465	61,867
OceanFirst Financial Corp.		2,108	23,820
Ocwen Financial Corp.	*†	3,062	29,303
Oritani Financial Corp.	†	2,110	28,970
Parkvale Financial Corp.		1,077	7,485
PMI Group, Inc. (The)	*†	5,087	12,819
Provident Financial Services, Inc.	†	5,182	55,188
Provident New York Bancorp		5,681	47,948
Radian Group, Inc.	†	9,045	66,119
Riverview Bancorp, Inc.	*	2,602	5,803
TFS Financial Corp.		9,048	109,843
TierOne Corp.	*	1,971	1,380
Tree.com, Inc.	*	433	3,962
Triad Guaranty, Inc.	*	5,663	1,529
Trustco Bank Corp.	†	7,080	44,604
United Financial Bancorp, Inc.		2,570	33,693
United Western Bancorp, Inc.		974	2,688
Washington Federal, Inc.		10,068	194,715
Westfield Financial, Inc.		4,068	33,561
WSFS Financial Corp.		610	15,634
			2,493,964

Tobacco—0.1%
Alliance One International, Inc.	*†	10,209	49,820
Universal Corp.	†	1,971	89,897
Vector Group Ltd.	†	5,280	73,920
			213,637

Trading Companies & Distributors—0.4%
Aceto Corp.		3,385	17,433
Aircastle Ltd.		5,287	52,077
Applied Industrial Technologies, Inc.		2,868	63,297
Beacon Roofing Supply, Inc.	*	4,124	$65,984
GATX Corp.	†	3,432	98,670
H&E Equipment Services, Inc.	*†	1,490	15,630
Houston Wire & Cable Co.	†	1,569	18,671
Interline Brands, Inc.	*†	4,165	71,929
Kaman Corp.		2,736	63,174
MSC Industrial Direct Co., Class A		3,645	171,315
Rush Enterprises, Inc., Class A	*†	3,059	36,371
United Rentals, Inc.	*	8,627	84,631
Watsco, Inc.	†	2,671	130,826
WESCO International, Inc.	*†	5,009	135,293
Willis Lease Finance Corp.	*	1,234	18,510
			1,043,811

Water Utilities—0.3%
American States Water Co.		1,492	52,832
American Water Works Co., Inc.		7,046	157,901
Aqua America, Inc.	†	14,771	258,640
California Water Service Group	†	1,589	58,507
Connecticut Water Service, Inc.		1,839	45,552
Middlesex Water Co.		2,861	50,439
SJW Corp.		1,637	36,947
Southwest Water Co.		5,876	34,610
			695,428

Wireless Telecommunication Services—1.2%
Crown Castle International Corp.	*	27,036	1,055,485
FiberTower Corp.	*	658	2,750
Leap Wireless International, Inc.	*	14,768	259,178
NII Holdings, Inc.	*	15,694	527,005
NTELOS Holdings Corp.		3,103	55,296
SBA Communications Corp., Class A	*†	12,379	422,867
Shenandoah Telecommunications Co.	†	2,133	43,407
Syniverse Holdings, Inc.	*	5,235	91,508
Telephone & Data Systems, Inc.		8,158	276,719
United States Cellular Corp.	*	1,375	58,314
USA Mobility, Inc.	†	2,924	32,193
			2,824,722

TOTAL COMMON STOCKS
(Cost $220,348,636)			225,412,089

RIGHTS—0.0%

Biotechnology—0.0%
Ligand Pharmaceuticals, Inc., Expires 12/31/2011	*‡d	4,683	—

Diversified Telecommunication Services—0.0%
Clearwire Corp., Expires 06/21/2010, Strike $7.33	*†	9,488	3,795

Hotels, Restaurants & Leisure—0.0%
Cosi, Inc., Expires 01/06/2010	*‡	3,120	76

Pharmaceuticals—0.0%
Fresenius Kabi Pharmaceuticals Holding, Inc. (Germany), Expires 06/30/2011	*	1,744	506

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Mid/Small
Company Index Fund

		Shares	Value

RIGHTS—(Continued)

Textiles, Apparel & Luxury Goods—0.0%
Mossimo, Inc.	*‡d	2,807	$—

Thrifts & Mortgage Finance—0.0%
Flagstar Bancorp, Inc., Expires 01/25/2010	*‡d	13,530	—

TOTAL RIGHTS
(Cost $—)			4,377

WARRANTS—0.0%

Diversified Financial Services—0.0%
Equitex, Inc., Class A, Expires 02/07/2010	*‡d	264	—
Equitex, Inc., Class B, Expires 02/07/2010	*‡d	264	—
Pegasus Wireless Corp.	*‡d	200	—

TOTAL WARRANTS
(Cost $—)			—

Coupon Rate	Maturity Date		Face	Value

U.S. TREASURY OBLIGATIONS—0.2%

U.S. Treasury Bills—0.2%
U.S. Treasury Bill
0.026%	03/11/2010	‡‡
(Cost $454,977)			$455,000	454,971

			Shares	Value

CASH EQUIVALENTS—28.1%

Institutional Money Market Funds—28.1%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class			5,037,909	5,037,909
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class		††	12,116,648	12,116,648
Fidelity Institutional Money Market: Prime Money Market Portfolio— Institutional Class		††	12,000,000	12,000,000
Short-Term Investments Trust Liquid Assets Portfolio		††	12,000,000	12,000,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class		††	11,991,546	11,991,546
Wells Fargo Advantage Heritage Money Market Fund—Select Class		††	12,000,000	12,000,000

TOTAL CASH EQUIVALENTS
(Cost $65,146,103)				65,146,103

TOTAL INVESTMENTS—125.6%
(Cost $285,949,716)				291,017,540
Other assets less liabilities—(25.6%)				(59,399,246)

NET ASSETS—100.0%				$231,618,294

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
‡	Security valued at fair value as determined by policies approved by the Board of Directors.
d	Security has no market value at December 31, 2009.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint Overseas
Equity Index Fund

		Shares	Value

COMMON STOCKS—98.4%

Australia—8.3%
AGL Energy Ltd.		8,054	$101,233
Alumina Ltd.	*	43,731	71,492
Amcor Ltd.	†	22,424	124,842
AMP Ltd.		35,588	214,964
Aristocrat Leisure Ltd.		6,119	21,921
Arrow Energy Ltd.	*	10,971	40,802
Asciano Group	*	47,554	76,986
ASX Ltd.	†	3,174	98,955
Australia & New Zealand Banking Group Ltd.		44,207	900,871
AXA Asia Pacific Holdings Ltd.		19,091	111,624
Bendigo and Adelaide Bank Ltd.		6,445	56,574
BHP Billiton Ltd.		58,734	2,247,560
Billabong International Ltd.	†	3,672	35,928
BlueScope Steel Ltd.		31,699	87,343
Boral Ltd.		10,122	53,726
Brambles Ltd.		24,837	150,635
Caltex Australia Ltd.	*†	2,904	24,157
CFS Retail Property Trust REIT		29,651	50,489
Coca-Cola Amatil Ltd.		10,055	103,673
Cochlear Ltd.		961	59,346
Commonwealth Bank of Australia		26,550	1,296,223
Computershare Ltd.		7,579	77,545
Crown Ltd.		8,998	64,384
CSL Ltd.		10,606	308,417
CSR Ltd.		27,765	44,707
Dexus Property Group REIT		86,134	65,348
Energy Resources of Australia Ltd.		973	20,764
Fairfax Media Ltd.	†	34,271	53,268
Fortescue Metals Group Ltd.	*	21,130	83,579
Foster’s Group Ltd.		35,169	173,004
Goodman Fielder Ltd.		21,372	31,122
Goodman Group REIT		109,500	61,949
GPT Group REIT		159,141	85,516
Harvey Norman Holdings Ltd.		10,998	41,462
Incitec Pivot Ltd.		27,185	85,990
Insurance Australia Group Ltd.		38,050	136,664
Leighton Holdings Ltd.		2,521	85,458
Lend Lease Group	†	7,909	73,008
Macquarie Group Ltd.		5,840	250,222
Macquarie Infrastructure Group		40,325	48,029
MAp Group		13,260	35,890
Metcash Ltd.		14,473	58,033
Mirvac Group REIT		44,236	61,720
National Australia Bank Ltd.	†	36,905	900,634
Newcrest Mining Ltd.		8,529	270,154
Nufarm Ltd.		2,693	26,141
OneSteel Ltd.		24,172	72,603
Orica Ltd.		6,229	144,824
Origin Energy Ltd.		15,432	232,179
OZ Minerals Ltd.	*	53,704	57,242
Paladin Energy Ltd.	*	12,048	44,974
Qantas Airways Ltd.		18,484	49,317
QBE Insurance Group Ltd.		18,114	413,368
Rio Tinto Ltd.		7,583	506,202
Santos Ltd.		14,905	187,723
Sims Metal Management Ltd.		2,622	51,374
Sonic Healthcare Ltd.		6,206	85,472
SP AusNet		20,280	16,643
Stockland REIT		41,800	147,271
Suncorp-Metway Ltd.		22,516	174,318
Tabcorp Holdings Ltd.		11,019	$68,366
Tatts Group Ltd.		20,637	45,021
Telstra Corp. Ltd.		77,637	238,686
Toll Holdings Ltd.		11,926	93,130
Transurban Group		21,485	106,331
Wesfarmers Ltd.		16,661	465,757
Wesfarmers Ltd. (Price Protected Shares)		3,674	102,586
Westfield Group REIT		36,966	413,720
Westpac Banking Corp.		51,383	1,160,680
Woodside Petroleum Ltd.		9,341	393,930
Woolworths Ltd.		21,429	537,458
WorleyParsons Ltd.		2,974	77,222
			14,958,749

Austria—0.3%
Erste Group Bank AG		3,199	118,871
Immoeast AG	*	6,314	34,665
OMV AG		2,644	116,009
Raiffeisen International Bank Holding AG	†	930	51,956
Telekom Austria AG		5,227	74,614
Verbund—Oesterreichische Elektrizitaetswirtschafts AG, Class A		1,308	55,462
Vienna Insurance Group		618	31,721
Voestalpine AG		2,136	78,036
			561,334

Belgium—1.0%
Anheuser-Busch InBev NV		12,578	651,128
Anheuser-Busch InBev NV STRIP VVPR	*	4,872	35
Belgacom SA	†	2,808	101,939
Colruyt SA		256	61,761
Compagnie Nationale a Portefeuille		620	32,992
Delhaize Group SA		1,745	133,491
Dexia SA	*	9,886	62,230
Fortis	*	40,792	150,998
Groupe Bruxelles Lambert SA		1,399	132,102
Groupe Bruxelles Lambert SA STRIP VVPR	*	127	1
KBC Groep NV	*	2,865	123,095
Mobistar SA		586	40,173
Solvay SA		1,015	109,311
UCB SA	†	1,717	71,667
Umicore		1,995	66,551
			1,737,474

Bermuda—0.1%
Seadrill Ltd.	†	5,016	127,622

China—0.0%
Foxconn International Holdings Ltd.	*	41,000	47,199

Cyprus—0.0%
Bank of Cyprus Public Co. Ltd.		9,449	66,158

Denmark—0.8%
A.P. Moller-Maersk A/S, Class A		9	60,794
A.P. Moller-Maersk A/S, Class B		23	161,596
Carlsberg A/S, Class B		1,960	144,285
Coloplast A/S, Class B		394	35,630
Danske Bank A/S	*	8,024	180,134
DSV A/S	*	3,821	69,247

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Overseas
Equity Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
H Lundbeck A/S		860	$15,538
Novo Nordisk A/S, Class B		7,582	484,048
Novozymes A/S, Class B		839	87,288
Topdanmark A/S	*	241	32,456
TrygVesta A/S		350	23,007
Vestas Wind Systems A/S	*	3,587	218,387
William Demant Holding	*	358	26,908
			1,539,318

Finland—1.1%
Elisa Oyj		2,334	53,272
Fortum Oyj		8,088	219,423
Kesko Oyj, Class B	†	1,238	40,882
Kone Oyj, Class B		2,839	121,662
Metso Oyj		2,116	74,431
Neste Oil Oyj		2,068	36,749
Nokia Oyj	†	65,361	845,118
Nokian Renkaat Oyj	†	1,862	45,152
Orion Oyj, Class B		1,592	34,334
Outokumpu Oyj		2,272	43,009
Pohjola Bank plc		2,462	26,553
Rautaruukki Oyj	†	1,584	36,640
Sampo Oyj, Class A		7,657	186,525
Sanoma Oyj	†	1,243	28,044
Stora Enso Oyj, Class R	*†	9,940	69,717
UPM-Kymmene Oyj		9,029	107,344
Wartsila Oyj	†	1,429	57,278
			2,026,133

France—10.3%
Accor SA		2,627	143,755
Aeroports de Paris	†	565	45,414
Air France-KLM	*	2,488	39,045
Air Liquide SA		4,363	518,883
Alcatel-Lucent	*	41,043	138,201
Alstom SA		3,488	243,936
Atos Origin SA	*	801	36,697
AXA SA	†	29,609	695,190
BioMerieux	†	244	28,508
BNP Paribas		16,553	1,312,952
Bouygues SA		4,061	210,353
Bureau Veritas SA		936	48,792
Cap Gemini SA		2,683	122,399
Carrefour SA		11,049	529,985
Casino Guichard Perrachon SA	†	967	86,155
Christian Dior SA		1,107	113,445
Cie de Saint-Gobain		6,650	360,738
Cie Generale de Geophysique-Veritas	*	2,451	52,100
Cie Generale d’Optique Essilor International SA	†	3,543	211,912
CNP Assurances		676	65,461
Compagnie Generale des Etablissements Michelin, Class B		2,564	196,374
Credit Agricole SA	†	16,109	282,711
Danone SA		9,581	587,333
Dassault Systemes SA		1,254	71,409
EDF SA		4,174	248,075
Eiffage SA		649	36,579
Eramet	†	86	26,933
Eurazeo		426	29,549
Eutelsat Communications		1,875	60,158
Fonciere Des Regions REIT		417	42,640
France Telecom SA		32,363	808,696
GDF Suez		21,703	940,197
Gecina SA REIT		340	$36,970
Hermes International		912	121,408
ICADE REIT		336	32,169
Iliad SA	†	312	37,285
Imerys SA		526	31,489
Ipsen SA		445	24,675
JCDecaux SA	*†	1,530	37,138
Klepierre REIT		1,610	65,230
Lafarge SA		3,523	290,134
Lagardere SCA		2,073	83,927
Legrand SA		1,808	50,320
L’Oreal SA		4,165	465,172
LVMH Moet Hennessy Louis Vuitton SA		4,261	477,777
M6—Metropole Television		1,111	28,435
Natixis	*	15,994	79,864
Neopost SA		600	49,521
PagesJaunes Groupe		1,971	21,969
Pernod-Ricard SA	†	3,426	292,956
Peugeot SA	*	2,753	92,549
PPR		1,389	166,729
Publicis Groupe SA		2,192	89,127
Renault SA	*	3,199	164,108
Safran SA		3,027	59,145
Sanofi-Aventis SA		18,403	1,447,265
Schneider Electric SA		4,101	476,834
SCOR SE		3,095	77,753
Societe BIC SA		451	31,157
Societe Des Autoroutes Paris-Rhin-Rhone	*	414	31,875
Societe Generale		11,055	768,102
Societe Television Francaise 1		2,508	46,060
Sodexo		1,672	95,137
Suez Environnement Co.	†	4,703	108,447
Technip SA		1,857	130,652
Thales SA		1,497	76,939
Total SA		36,971	2,374,647
Unibail-Rodamco SE (Paris Exchange) REIT		1,552	340,943
Vallourec SA		996	180,195
Veolia Environnement		6,979	230,050
Vinci SA		7,627	429,180
Vivendi SA		21,696	643,932
			18,621,840

Germany—7.6%
Adidas AG	†	3,531	191,258
Allianz SE (Registered)		7,913	980,896
BASF SE		16,042	992,851
Bayer AG		14,582	1,166,904
Bayerische Motoren Werke AG		5,826	265,213
Beiersdorf AG	†	1,579	104,071
Celesio AG		1,532	38,791
Commerzbank AG	*	12,321	103,408
Daimler AG (Registered)		15,740	838,370
Deutsche Bank AG (Registered)	†	10,331	730,506
Deutsche Boerse AG		3,431	284,120
Deutsche Lufthansa AG (Registered)		4,312	72,811
Deutsche Post AG (Registered)		14,889	287,757
Deutsche Postbank AG	*	1,429	46,683
Deutsche Telekom AG (Registered)	†	49,463	725,613
E.ON AG		33,235	1,395,009
Fraport AG Frankfurt Airport Services Worldwide	†	637	32,888
Fresenius Medical Care AG & Co. KGaA	†	3,484	184,816

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Overseas
Equity Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Fresenius SE		494	$30,816
GEA Group AG		2,680	59,700
Hannover Rueckversicherung AG (Registered)	*	958	44,758
HeidelbergCement AG		2,572	177,936
Henkel AG & Co. KGaA		2,276	101,968
Hochtief AG		816	62,234
Infineon Technologies AG	*†	19,414	108,008
K+S AG		2,994	170,758
Linde AG		2,667	321,326
MAN SE		1,879	145,796
Merck KGaA		1,191	111,678
Metro AG		2,019	123,306
Muenchener Rueckversicherungs AG (Registered)		3,437	535,347
Puma AG Rudolf Dassler Sport		91	30,293
RWE AG		7,302	708,604
Salzgitter AG		639	62,615
SAP AG	†	14,964	713,381
Siemens AG (Registered)		14,385	1,320,125
Solarworld AG		1,548	34,067
Suedzucker AG		1,160	24,169
ThyssenKrupp AG	†	6,088	228,862
TUI AG	*†	2,403	20,090
United Internet AG (Registered)	*†	2,186	28,807
Volkswagen AG	†	746	82,655
Wacker Chemie AG		270	46,965
			13,736,229

Greece—0.5%
Alpha Bank AE	*	7,969	92,992
Coca Cola Hellenic Bottling Co. SA		3,300	75,119
EFG Eurobank Ergasias SA	*	6,000	67,055
Hellenic Petroleum SA		1,972	22,078
Hellenic Telecommunications Organization SA		4,058	59,561
Marfin Investment Group SA	*	10,995	31,167
National Bank of Greece SA	*	10,528	270,484
OPAP SA		4,010	88,101
Piraeus Bank SA	*	5,071	58,192
Public Power Corp. SA	*	2,009	37,259
Titan Cement Co. SA		891	25,843
			827,851

Guernsey, Channel Islands—0.0%
Resolution Ltd.	*	42,547	61,465

Hong Kong—2.3%
ASM Pacific Technology Ltd.		3,500	33,091
Bank of East Asia Ltd.		27,320	107,328
BOC Hong Kong Holdings Ltd.		64,000	143,787
Cathay Pacific Airways Ltd.	*	18,000	33,428
Cheung Kong Holdings Ltd.		25,000	321,255
Cheung Kong Infrastructure Holdings Ltd.		7,000	26,619
Chinese Estates Holdings Ltd.		15,000	25,558
CLP Holdings Ltd.		36,000	243,632
Esprit Holdings Ltd.		20,600	136,674
Genting Singapore plc	*	85,000	78,304
Hang Lung Group Ltd.		14,000	69,237
Hang Lung Properties Ltd.		37,000	145,053
Hang Seng Bank Ltd.		13,500	198,612
Henderson Land Development Co. Ltd.		18,000	$134,509
Hong Kong & China Gas Co. Ltd.	†	67,600	169,551
Hong Kong Aircraft Engineering Co. Ltd.		1,200	15,524
Hong Kong Exchanges and Clearing Ltd.		17,500	311,367
Hongkong Electric Holdings Ltd.	†	24,000	130,735
Hopewell Holdings Ltd.		11,000	35,466
Hutchison Whampoa Ltd.		37,000	253,149
Hysan Development Co. Ltd.		10,000	28,301
Kerry Properties Ltd.		12,500	63,225
Li & Fung Ltd.		39,600	163,724
Lifestyle International Holdings Ltd.		11,000	20,449
Link (The) REIT		38,000	96,965
Mongolia Energy Co. Ltd.	*	56,000	28,495
MTR Corp.	†	24,000	82,681
New World Development Ltd.		42,600	86,793
Noble Group Ltd.		22,200	50,921
NWS Holdings Ltd.		13,000	23,860
Orient Overseas International Ltd.		3,700	17,158
PCCW Ltd.		54,000	13,006
Shangri-La Asia Ltd.	†	22,000	41,219
Sino Land Co. Ltd.		30,000	57,757
Sun Hung Kai Properties Ltd.		25,000	371,728
Swire Pacific Ltd., Class A		13,500	163,260
Television Broadcasts Ltd.		5,000	24,022
Wharf Holdings Ltd.		25,125	144,193
Wheelock & Co. Ltd.		17,000	51,855
Wing Hang Bank Ltd.		3,000	27,919
Yue Yuen Industrial Holdings Ltd.		11,000	31,848
			4,202,258

Ireland—0.5%
Anglo Irish Bank Corp. Ltd.	*‡δ	11,206	—
CRH plc (Dublin Exchange)		12,010	326,545
Elan Corp. plc	*	9,085	57,335
Experian plc		18,705	184,763
Kerry Group plc, Class A		2,615	76,905
Shire plc		10,217	199,639
			845,187

Italy—3.3%
A2A SpA		17,876	37,504
Assicurazioni Generali SpA	†	20,335	547,832
Atlantia SpA		4,745	124,092
Autogrill SpA	*	1,506	18,983
Banca Carige SpA		12,736	33,998
Banca Monte dei Paschi di Siena SpA	†	39,870	69,699
Banca Popolare di Milano Scarl		6,574	46,707
Banco Popolare SC	*	10,888	81,564
Enel SpA		114,795	664,593
ENI SpA		45,495	1,158,567
Exor SpA		1,270	24,736
Fiat SpA	*†	13,899	203,397
Finmeccanica SpA		7,024	112,460
Fondiaria-Sai SpA	†	1,454	23,115
Intesa Sanpaolo SpA	*	134,223	604,007
Intesa Sanpaolo SpA RSP		17,138	57,421
Italcementi SpA		992	13,569
Luxottica Group SpA		1,959	50,652
Mediaset SpA	†	13,265	109,064

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Overseas
Equity Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Mediobanca SpA	*	8,107	$96,308
Mediolanum SpA	†	3,095	19,334
Parmalat SpA		30,797	86,100
Pirelli & C. SpA	*	39,884	23,886
Prysmian SpA		1,905	33,252
Saipem SpA		4,586	158,265
Snam Rete Gas SpA		26,020	129,220
Telecom Italia SpA	†	176,388	275,156
Telecom Italia SpA RSP		110,811	123,077
Terna Rete Elettrica Nazionale SpA		23,458	100,883
UniCredit SpA	*†	248,633	831,369
Unione di Banche Italiane ScpA	†	10,216	146,436
Unipol Gruppo Finanziario SpA	*†	10,948	14,975
			6,020,221

Japan—20.6%
77 Bank Ltd. (The)		7,000	37,243
ABC-Mart, Inc.		300	8,322
Acom Co. Ltd.		750	11,418
Advantest Corp.	†	2,800	72,943
Aeon Co. Ltd.	†	11,100	90,095
Aeon Credit Service Co. Ltd.	†	1,400	13,516
Aeon Mall Co. Ltd.		1,400	27,123
Aioi Insurance Co. Ltd.		9,000	43,141
Air Water, Inc.		2,000	23,558
Aisin Seiki Co. Ltd.		3,600	104,008
Ajinomoto Co., Inc.		12,000	112,944
Alfresa Holdings Corp.		700	27,832
All Nippon Airways Co. Ltd.		15,000	40,715
Amada Co. Ltd.		7,000	43,845
Aozora Bank Ltd.	*	11,000	11,692
Asahi Breweries Ltd.		7,100	130,763
Asahi Glass Co. Ltd.		18,000	171,217
Asahi Kasei Corp.		23,000	115,241
Asics Corp.	†	2,000	17,950
Astellas Pharma, Inc.		7,875	293,807
Bank of Kyoto Ltd. (The)		5,000	40,413
Bank of Yokohama Ltd. (The)		21,000	95,749
Benesse Holdings, Inc.		1,300	54,354
Bridgestone Corp.		10,800	190,510
Brother Industries Ltd.		3,800	43,702
Canon Marketing Japan, Inc.		900	13,263
Canon, Inc.		18,600	791,216
Casio Computer Co. Ltd.	†	4,500	36,024
Central Japan Railway Co.		26	174,026
Chiba Bank Ltd. (The)		14,000	83,736
Chiyoda Corp.		2,000	15,447
Chubu Electric Power Co., Inc.		11,500	274,339
Chugai Pharmaceutical Co. Ltd.	†	3,800	71,028
Chugoku Bank Ltd. (The)		3,000	37,205
Chugoku Electric Power Co., Inc. (The)		5,000	95,491
Chuo Mitsui Trust Holdings, Inc.		15,000	50,530
Citizen Holdings Co. Ltd.	†	4,700	27,160
Coca-Cola West Holdings Co. Ltd.		1,200	21,172
Cosmo Oil Co. Ltd.		12,000	25,215
Credit Saison Co. Ltd.		3,100	34,718
Dai Nippon Printing Co. Ltd.		10,000	127,501
Daicel Chemical Industries Ltd.		5,000	29,370
Daido Steel Co. Ltd.		4,000	14,849
Daihatsu Motor Co. Ltd.		3,000	29,988
Daiichi Sankyo Co. Ltd.		12,202	$255,894
Daikin Industries Ltd.		4,100	161,939
Dainippon Sumitomo Pharma Co. Ltd.		3,000	31,487
Daito Trust Construction Co. Ltd.		1,400	66,288
Daiwa House Industry Co. Ltd.		9,000	96,774
Daiwa Securities Group, Inc.		29,000	145,947
Dena Co. Ltd.		5	29,619
Denki Kagaku Kogyo K.K.		8,000	35,764
Denso Corp.		8,600	259,867
Dentsu, Inc.		2,800	64,465
Dowa Holdings Co. Ltd.	†	5,000	27,665
East Japan Railway Co.		6,000	379,684
Eisai Co. Ltd.		4,400	161,771
Electric Power Development Co. Ltd.		2,340	66,533
Elpida Memory, Inc.	*	3,300	53,783
FamilyMart Co. Ltd.		900	26,569
Fanuc Ltd.		3,300	307,567
Fast Retailing Co. Ltd.		800	150,352
Fuji Electric Holdings Co. Ltd.	*†	12,000	20,753
Fuji Heavy Industries Ltd.	*	11,000	53,750
FUJIFILM Holdings Corp.		8,000	241,605
Fujitsu Ltd.	†	33,000	214,118
Fukuoka Financial Group, Inc.		14,000	48,790
Furukawa Electric Co. Ltd.		10,000	41,763
GS Yuasa Corp.	†	6,000	44,356
Gunma Bank Ltd. (The)		8,000	40,915
Hachijuni Bank Ltd. (The)		8,000	46,685
Hakuhodo DY Holdings, Inc.		320	15,588
Hankyu Hanshin Holdings, Inc.		20,600	91,877
Hino Motors Ltd.	*	5,000	17,299
Hirose Electric Co. Ltd.	†	530	55,571
Hiroshima Bank Ltd. (The)		10,000	38,532
Hisamitsu Pharmaceutical Co., Inc.	†	1,200	38,754
Hitachi Chemical Co. Ltd.		1,700	34,647
Hitachi Construction Machinery Co. Ltd.		2,000	52,426
Hitachi High-Technologies Corp.	†	1,100	21,824
Hitachi Ltd.	*	78,000	239,782
Hitachi Metals Ltd.		3,000	28,863
Hokkaido Electric Power Co., Inc.		3,000	54,422
Hokuhoku Financial Group, Inc.		23,000	47,026
Hokuriku Electric Power Co.		3,200	69,869
Honda Motor Co. Ltd.		28,800	977,147
HOYA Corp.		7,500	200,119
Ibiden Co. Ltd.		2,200	78,902
Idemitsu Kosan Co. Ltd.		400	23,352
IHI Corp.	*	21,000	33,490
INPEX Corp.		15	113,417
Isetan Mitsukoshi Holdings Ltd.	†	5,940	53,634
Isuzu Motors Ltd.	*	23,000	43,204
Ito En Ltd.		1,300	19,576
ITOCHU Corp.		27,000	199,443
Itochu Techno-Solutions Corp.		600	16,112
Iyo Bank Ltd. (The)		4,000	32,542
J. Front Retailing Co. Ltd.		8,600	37,980
Jafco Co. Ltd.		400	9,681
Japan Airlines Corp.	*	14,000	10,064
Japan Petroleum Exploration Co.		500	22,046

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Overseas
Equity Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Japan Prime Realty Investment Corp. REIT		12	$24,935
Japan Real Estate Investment Corp. REIT		7	51,603
Japan Retail Fund Investment Corp. REIT	†	6	26,984
Japan Steel Works Ltd. (The)		6,000	76,506
Japan Tobacco, Inc.		79	266,743
JFE Holdings, Inc.		8,500	335,995
JGC Corp.		4,000	73,711
Joyo Bank Ltd. (The)		11,000	44,203
JS Group Corp.		4,700	80,910
JSR Corp.		3,000	61,055
JTEKT Corp.		3,700	47,588
Jupiter Telecommunications Co. Ltd.		47	46,508
Kajima Corp.		14,000	28,327
Kamigumi Co. Ltd.		5,000	36,484
Kaneka Corp.		6,000	38,228
Kansai Electric Power Co., Inc. (The)		13,200	297,879
Kansai Paint Co. Ltd.		4,000	33,522
Kao Corp.		9,000	210,930
Kawasaki Heavy Industries Ltd.	†	27,000	68,532
Kawasaki Kisen Kaisha Ltd.	*†	12,000	34,288
KDDI Corp.		52	275,429
Keihin Electric Express Railway Co. Ltd.	†	7,000	51,531
Keio Corp.	†	11,000	66,379
Keisei Electric Railway Co. Ltd.		4,000	21,882
Keyence Corp.		693	143,828
Kikkoman Corp.		3,000	36,759
Kinden Corp.		2,000	16,947
Kintetsu Corp.	†	28,000	92,809
Kirin Holdings Co. Ltd.		15,000	240,555
Kobe Steel Ltd.	*	46,000	83,361
Koito Manufacturing Co. Ltd.		2,000	32,100
Komatsu Ltd.		16,700	349,601
Konami Corp.	†	1,600	28,567
Konica Minolta Holdings, Inc.		8,000	82,442
Kubota Corp.		19,000	174,341
Kuraray Co. Ltd.		6,500	76,503
Kurita Water Industries Ltd.	†	2,100	65,977
Kyocera Corp.		2,800	246,597
Kyowa Hakko Kirin Co. Ltd.		5,000	52,874
Kyushu Electric Power Co., Inc.		6,900	142,119
Lawson, Inc.		1,100	48,582
Mabuchi Motor Co. Ltd.		400	19,824
Makita Corp.		2,100	72,131
Marubeni Corp.		29,000	160,195
Marui Group Co. Ltd.	†	4,000	24,629
Maruichi Steel Tube Ltd.		500	9,983
Matsui Securities Co. Ltd.		1,500	10,451
Mazda Motor Corp.	*	28,000	64,384
McDonald’s Holdings Co. Japan Ltd.		1,000	19,126
Medipal Holdings Corp.		2,800	34,705
MEIJI Holdings Co. Ltd.	*†	1,102	41,644
Minebea Co. Ltd.		5,000	27,132
Mitsubishi Chemical Holdings Corp.		22,000	93,683
Mitsubishi Corp.		22,100	550,480
Mitsubishi Electric Corp.	*	35,000	260,003
Mitsubishi Estate Co. Ltd.		21,000	335,283
Mitsubishi Gas Chemical Co., Inc.		7,000	35,274
Mitsubishi Heavy Industries Ltd.		54,000	$190,456
Mitsubishi Logistics Corp.	†	2,000	23,595
Mitsubishi Materials Corp.	*	18,000	44,024
Mitsubishi Motors Corp.	*	63,000	87,567
Mitsubishi Rayon Co. Ltd.		10,000	40,224
Mitsubishi Tanabe Pharma Corp.		4,000	49,911
Mitsubishi UFJ Financial Group, Inc.		220,540	1,086,333
Mitsubishi UFJ Lease & Finance Co. Ltd.	†	920	27,716
Mitsui & Co. Ltd.		31,000	439,770
Mitsui Chemicals, Inc.		10,000	25,893
Mitsui Engineering & Shipbuilding Co. Ltd.		12,000	28,901
Mitsui Fudosan Co. Ltd.	†	15,000	253,623
Mitsui Mining & Smelting Co. Ltd.	*	12,000	31,189
Mitsui OSK Lines Ltd.		21,000	110,936
Mitsui Sumitomo Insurance Group Holdings, Inc.		7,400	189,005
Mitsumi Electric Co. Ltd.		1,700	30,027
Mizuho Financial Group, Inc.		240,900	433,211
Mizuho Securities Co. Ltd.		9,000	27,234
Mizuho Trust & Banking Co. Ltd.	*	24,000	22,391
Murata Manufacturing Co. Ltd.		3,900	194,638
Namco Bandai Holdings, Inc.		4,150	39,645
NEC Corp.	*	42,000	108,567
NGK Insulators Ltd.	†	4,000	87,478
NGK Spark Plug Co. Ltd.		3,000	34,033
NHK Spring Co. Ltd.	†	3,000	27,932
Nidec Corp.		1,900	175,604
Nikon Corp.		6,000	118,479
Nintendo Co. Ltd.		1,700	406,023
Nippon Building Fund, Inc. REIT		9	68,401
Nippon Electric Glass Co. Ltd.		6,500	89,465
Nippon Express Co. Ltd.		14,000	57,817
Nippon Meat Packers, Inc.		3,000	34,732
Nippon Mining Holdings, Inc.		16,000	68,669
Nippon Oil Corp.		23,000	106,631
Nippon Paper Group, Inc.		1,500	38,281
Nippon Sheet Glass Co. Ltd.		11,000	31,524
Nippon Steel Corp.		90,000	364,679
Nippon Telegraph & Telephone Corp.		9,000	355,528
Nippon Yusen K.K.		26,000	80,076
Nipponkoa Insurance Co. Ltd.		11,000	62,629
Nishi-Nippon City Bank Ltd. (The)		11,000	26,935
Nissan Chemical Industries Ltd.		3,000	42,763
Nissan Motor Co. Ltd.	*	43,100	378,759
Nissay Dowa General Insurance Co. Ltd.		2,000	9,597
Nissha Printing Co. Ltd.		400	19,705
Nisshin Seifun Group, Inc.	†	3,200	43,245
Nisshin Steel Co. Ltd.	†	15,000	26,519
Nisshinbo Industries, Inc.		2,000	18,531
Nissin Foods Holdings Co. Ltd.		1,100	35,931
Nitori Co. Ltd.		600	44,659
Nitto Denko Corp.		2,800	100,587
NOK Corp.		2,000	27,586
Nomura Holdings, Inc.		62,100	461,818
Nomura Real Estate Holdings, Inc.		1,700	25,219

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Overseas
Equity Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Nomura Real Estate Office Fund, Inc. REIT		5	$27,193
Nomura Research Institute Ltd.		1,650	32,449
NSK Ltd.		9,000	66,042
NTN Corp.		9,000	40,664
NTT Data Corp.		23	71,320
NTT DoCoMo, Inc.		268	373,991
NTT Urban Development Corp.		24	16,021
Obayashi Corp.	†	11,000	37,442
Obic Co. Ltd.		100	16,327
Odakyu Electric Railway Co. Ltd.		11,000	84,417
OJI Paper Co. Ltd.		15,000	62,848
Olympus Corp.	†	4,000	128,964
Omron Corp.		3,400	61,148
Ono Pharmaceutical Co. Ltd.		1,500	64,393
Oracle Corp. Japan	†	600	24,999
Oriental Land Co. Ltd.		800	52,639
ORIX Corp.	†	1,820	123,913
Osaka Gas Co. Ltd.		36,000	121,330
Otsuka Corp.		200	9,976
Panasonic Corp.		35,000	503,874
Panasonic Electric Works Co. Ltd.		7,000	84,812
Rakuten, Inc.		122	92,882
Resona Holdings, Inc.		8,900	90,422
Ricoh Co. Ltd.	†	12,000	171,945
Rinnai Corp.		600	28,995
Rohm Co. Ltd.		1,700	110,947
Sankyo Co. Ltd.		900	45,066
Santen Pharmaceutical Co. Ltd.		1,400	44,972
Sanyo Electric Co. Ltd.	*	29,000	53,567
Sapporo Hokuyo Holdings, Inc.		4,000	14,518
Sapporo Holdings Ltd.		4,000	22,041
SBI Holdings, Inc.		295	52,815
Secom Co. Ltd.		3,700	175,741
Sega Sammy Holdings, Inc.		3,548	42,458
Seiko Epson Corp.		2,400	38,785
Sekisui Chemical Co. Ltd.		8,000	49,767
Sekisui House Ltd.		9,000	81,705
Senshu Ikeda Holdings, Inc.	*†	8,300	30,300
Seven & I Holdings Co. Ltd.		13,540	276,466
Seven Bank Ltd.		9	17,967
Sharp Corp.		18,000	227,309
Shikoku Electric Power Co., Inc.		3,200	82,681
Shimadzu Corp.		4,000	26,642
Shimamura Co. Ltd.		400	38,219
Shimano, Inc.	†	1,200	48,446
Shimizu Corp.		10,000	35,918
Shin-Etsu Chemical Co. Ltd.		7,100	400,854
Shinko Electric Industries Co. Ltd.		1,400	20,379
Shinsei Bank Ltd.	*	16,000	17,431
Shionogi & Co. Ltd.		5,000	108,407
Shiseido Co. Ltd.		6,000	115,314
Shizuoka Bank Ltd. (The)		11,000	95,751
Showa Denko K.K.		22,000	43,814
Showa Shell Sekiyu K.K.		2,900	23,636
SMC Corp.		1,000	114,182
Softbank Corp.		13,100	307,100
Sojitz Corp.		21,200	40,112
Sompo Japan Insurance, Inc.		15,000	96,712
Sony Corp.		17,500	508,756
Sony Financial Holdings, Inc.		14	36,434
Square Enix Holdings Co. Ltd.		1,000	$21,097
Stanley Electric Co. Ltd.		2,500	50,708
Sumco Corp.	†	1,900	33,574
Sumitomo Chemical Co. Ltd.		27,000	118,461
Sumitomo Corp.		19,900	202,637
Sumitomo Electric Industries Ltd.		13,400	166,909
Sumitomo Heavy Industries Ltd.	*	10,000	50,626
Sumitomo Metal Industries Ltd.		58,000	155,906
Sumitomo Metal Mining Co. Ltd.		9,000	132,818
Sumitomo Mitsui Financial Group, Inc.	†	16,300	467,735
Sumitomo Realty & Development Co. Ltd.	†	7,000	132,142
Sumitomo Rubber Industries Ltd.	†	3,000	26,080
Sumitomo Trust & Banking Co. Ltd. (The)		26,000	127,661
Suruga Bank Ltd.		4,000	34,857
Suzuken Co. Ltd.	†	1,260	41,439
Suzuki Motor Corp.		6,100	150,225
Sysmex Corp.		600	31,372
T&D Holdings, Inc.		4,300	88,431
Taiheiyo Cement Corp.	*	15,000	17,111
Taisei Corp.		16,000	27,453
Taisho Pharmaceutical Co. Ltd.		2,300	39,573
Taiyo Nippon Sanso Corp.		5,000	53,213
Takashimaya Co. Ltd.		6,000	38,230
Takeda Pharmaceutical Co. Ltd.		13,020	536,440
TDK Corp.		2,000	122,225
Teijin Ltd.	†	16,000	51,694
Terumo Corp.		3,000	180,810
THK Co. Ltd.	†	2,100	37,344
Tobu Railway Co. Ltd.	†	15,000	78,304
Toho Co. Ltd.	†	1,800	29,238
Toho Gas Co. Ltd.	†	7,000	37,194
Tohoku Electric Power Co., Inc.		7,800	154,576
Tokio Marine Holdings, Inc.		12,600	343,844
Tokuyama Corp.		6,000	33,549
Tokyo Electric Power Co., Inc. (The)		21,200	532,087
Tokyo Electron Ltd.		3,000	192,564
Tokyo Gas Co. Ltd.		42,000	167,649
Tokyo Steel Manufacturing Co. Ltd.		2,100	23,641
Tokyo Tatemono Co. Ltd.		4,000	15,387
Tokyu Corp.		21,000	83,625
Tokyu Land Corp.		9,000	33,432
TonenGeneral Sekiyu K.K.		5,000	41,778
Toppan Printing Co. Ltd.	†	10,000	81,422
Toray Industries, Inc.		24,000	130,575
Toshiba Corp.	*	71,000	393,972
Tosoh Corp.	†	9,000	24,856
TOTO Ltd.	†	5,000	31,793
Toyo Seikan Kaisha Ltd.		2,500	38,085
Toyo Suisan Kaisha Ltd.		1,000	23,061
Toyoda Gosei Co. Ltd.		1,200	36,353
Toyota Boshoku Corp.		1,400	31,258
Toyota Industries Corp.		3,000	89,598
Toyota Motor Corp.		51,300	2,162,857
Toyota Tsusho Corp.		3,500	51,791
Trend Micro, Inc.	†	2,000	75,968
Tsumura & Co.		1,000	32,329
Ube Industries Ltd.		19,000	51,984
Unicharm Corp.		700	65,622

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Overseas
Equity Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
UNY Co. Ltd.	†	3,000	$21,156
Ushio, Inc.		1,900	31,685
USS Co. Ltd.		350	21,366
West Japan Railway Co.		30	100,579
Yahoo! Japan Corp.		271	81,481
Yakult Honsha Co. Ltd.	†	1,900	57,522
Yamada Denki Co. Ltd.		1,510	101,867
Yamaguchi Financial Group, Inc.		4,000	37,131
Yamaha Corp.		2,700	32,531
Yamaha Motor Co. Ltd.	*†	3,700	46,794
Yamato Holdings Co. Ltd.		7,000	97,440
Yamato Kogyo Co. Ltd.		700	22,887
Yamazaki Baking Co. Ltd.		2,000	23,788
Yaskawa Electric Corp.		5,000	41,653
Yokogawa Electric Corp.		3,400	30,027
			37,261,291

Luxembourg—0.6%
ArcelorMittal	†	14,959	683,720
Millicom International Cellular SA SDR		1,318	97,811
SES SA, Class A FDR		5,215	117,480
Tenaris SA		8,186	176,416
			1,075,427

Macau—0.0%
Sands China Ltd.	*	35,294	43,063

Malta—0.0%
BGP Holdings plc	*‡δ	142,647	—

Mexico—0.0%
Fresnillo plc		3,383	42,971

Netherlands—4.6%
Aegon NV	*	27,557	176,464
Akzo Nobel NV		4,006	265,658
ASML Holding NV		7,450	254,357
Corio NV REIT		946	64,451
European Aeronautic Defence and Space Co. NV		7,463	150,015
Fugro NV CVA		1,178	67,663
Heineken Holding NV		1,878	78,544
Heineken NV		4,331	205,608
ING Groep NV CVA	*	65,612	631,869
James Hardie Industries NV CDI	*	7,989	60,767
Koninklijke Ahold NV		20,999	278,209
Koninklijke Boskalis Westminster NV		875	33,685
Koninklijke DSM NV		2,684	131,874
Koninklijke KPN NV		29,090	494,457
Koninklijke Philips Electronics NV		16,924	500,262
Koninklijke Vopak NV	*	474	37,567
Qiagen NV	*	4,093	92,176
Randstad Holding NV	*	1,746	86,876
Reed Elsevier NV		12,525	153,674
Royal Dutch Shell plc, Class A		62,034	1,877,165
Royal Dutch Shell plc, Class B		47,132	1,372,637
SBM Offshore NV		2,403	47,147
TNT NV		6,442	197,921
Unilever NV CVA		28,442	925,697
Wolters Kluwer NV		4,949	108,233
			8,292,976

New Zealand—0.1%
Auckland International Airport Ltd.		15,775	$23,063
Contact Energy Ltd.	*	5,052	22,491
Fletcher Building Ltd.		10,277	59,294
Sky City Entertainment Group Ltd.		8,062	19,255
Telecom Corp of New Zealand Ltd.		31,396	56,401
			180,504

Norway—0.7%
DnB NOR ASA	*	15,507	167,409
Norsk Hydro ASA	*	11,436	96,067
Orkla ASA		13,374	131,210
Renewable Energy Corp. ASA	*†	5,950	45,931
Statoil ASA		19,544	487,420
Telenor ASA	*	14,282	199,515
Yara International ASA		3,275	148,342
			1,275,894

Portugal—0.3%
Banco Comercial Portugues SA (Registered)		41,569	50,097
Banco Espirito Santo SA (Registered)		9,862	64,231
Brisa Auto-Estradas de Portugal SA		3,084	31,690
Cimpor Cimentos de Portugal SGPS SA		4,428	40,700
EDP—Energias de Portugal SA		31,876	141,915
Galp Energia SGPS SA, Class B	†	2,567	44,339
Jeronimo Martins SGPS SA		3,626	36,263
Portugal Telecom SGPS SA (Registered)		10,443	127,427
			536,662

Singapore—1.4%
Ascendas Real Estate Investment Trust REIT		28,786	45,188
CapitaLand Ltd.		46,500	137,945
CapitaMall Trust REIT		35,000	44,673
CapitaMalls Asia Ltd.	*	23,000	41,585
City Developments Ltd.		8,000	65,412
ComfortDelgro Corp. Ltd.		37,000	43,038
Cosco Corp. Singapore Ltd.		18,000	15,093
DBS Group Holdings Ltd.		30,500	331,565
Fraser and Neave Ltd.		19,000	56,479
Golden Agri-Resources Ltd.	*	119,320	42,998
Jardine Cycle & Carriage Ltd.		2,000	38,186
Keppel Corp. Ltd.		22,000	128,153
Neptune Orient Lines Ltd.		17,000	19,841
Olam International Ltd.		19,600	36,826
Oversea-Chinese Banking Corp. Ltd.		45,600	293,625
SembCorp Industries Ltd.		15,340	40,084
SembCorp Marine Ltd.		14,000	36,528
Singapore Airlines Ltd.		9,400	99,555
Singapore Exchange Ltd.		15,000	88,323
Singapore Press Holdings Ltd.		27,500	71,589
Singapore Technologies Engineering Ltd.		26,000	59,841
Singapore Telecommunications Ltd.		140,159	308,716
StarHub Ltd.		8,730	13,333
United Overseas Bank Ltd.		21,000	292,315
UOL Group Ltd.		8,000	23,055

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Overseas
Equity Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Wilmar International Ltd.		24,000	$109,128
Yangzijiang Shipbuilding Holdings Ltd.		25,000	21,353
			2,504,427

Spain—4.6%
Abertis Infraestructuras SA		5,192	117,387
Acciona SA		445	58,165
Acerinox SA	†	2,413	50,394
ACS Actividades de Construccion y Servicios SA		2,634	131,668
Banco Bilbao Vizcaya Argentaria SA		62,228	1,134,107
Banco de Sabadell SA		16,600	92,208
Banco de Valencia SA	†	3,209	24,394
Banco Popular Espanol SA		15,396	113,090
Banco Santander SA		142,758	2,359,030
Bankinter SA		5,397	55,603
Criteria Caixacorp SA		15,719	74,453
EDP Renovaveis SA	*	3,747	35,527
Enagas		3,155	69,941
Ferrovial SA		7,882	93,089
Fomento de Construcciones y Contratas SA		687	29,130
Gamesa Corp. Tecnologica SA		3,097	52,176
Gas Natural SDG SA		4,041	87,105
Gestevision Telecinco SA	†	2,112	30,719
Grifols SA	†	2,031	35,663
Iberdrola Renovables SA		15,852	75,487
Iberdrola SA		64,075	614,016
Iberia Lineas Aereas de Espana SA	*	9,947	26,982
Inditex SA		3,851	240,505
Indra Sistemas SA		1,576	37,304
Mapfre SA		13,081	54,934
Red Electrica Corp. SA	†	1,889	105,411
Repsol YPF SA		12,711	341,095
Sacyr Vallehermoso SA	*	1,480	16,986
Telefonica SA		74,104	2,074,101
Zardoya Otis SA		2,117	41,203
			8,271,873

Sweden—2.5%
Alfa Laval AB	†	5,944	82,198
Assa Abloy AB, Class B		5,445	104,898
Atlas Copco AB, Class A	†	12,264	180,279
Atlas Copco AB, Class B		6,758	88,118
Electrolux AB, Series B	*†	4,438	104,289
Getinge AB, Class B		3,677	70,275
Hennes & Mauritz AB, Class B		8,901	493,443
Holmen AB, Class B		741	18,879
Husqvarna AB, Class B	*	7,817	57,348
Investor AB, Class B		7,869	145,752
Lundin Petroleum AB	*†	3,800	29,980
Nordea Bank AB	†	56,286	570,290
Sandvik AB	†	17,832	214,732
Scania AB, Class B		5,968	77,072
Securitas AB, Class B		5,360	52,494
Skandinaviska Enskilda Banken AB, Class A	*	27,727	171,405
Skanska AB, Class B	†	7,363	124,936
SKF AB, Class B		6,728	116,015
SSAB AB, Class A		3,099	52,633
SSAB AB, Class B		1,278	19,793
Svenska Cellulosa AB, Class B		10,399	138,647
Svenska Handelsbanken AB, Class A		8,639	$246,124
Swedbank AB, Class A	*	10,614	104,500
Swedish Match AB		4,649	101,642
Tele2 AB, Class B		5,203	79,925
Telefonaktiebolaget LM Ericsson, Class B	†	51,943	478,190
TeliaSonera AB		39,544	285,808
Volvo AB, Class A		7,530	64,184
Volvo AB, Class B	†	19,827	170,057
			4,443,906

Switzerland—7.9%
ABB Ltd. (Registered)	*	38,487	741,619
Actelion Ltd. (Registered)	*	1,691	90,317
Adecco SA (Registered)	†	2,140	118,053
Aryzta AG		1,539	57,318
Baloise Holding AG (Registered)		934	77,548
BKW FMB Energie AG		225	17,535
Compagnie Financiere Richemont SA (A Bearer Shares)		9,194	309,165
Credit Suisse Group AG (Registered)		19,659	973,934
GAM Holding Ltd.	†	3,736	45,239
Geberit AG (Registered)	†	710	125,868
Givaudan SA (Registered)		133	106,422
Holcim Ltd. (Registered)	*	4,252	330,455
Julius Baer Group Ltd.		3,866	135,961
Kuehne + Nagel International AG (Registered)		1,003	97,521
Lindt & Spruengli AG (Participation Certificate)		17	36,499
Lindt & Spruengli AG (Registered)	†	2	49,116
Logitech International SA (Registered)	*†	2,953	51,219
Lonza Group AG (Registered)	†	854	60,172
Nestle SA (Registered)		60,709	2,946,428
Nobel Biocare Holding AG (Registered)	†	2,035	68,203
Novartis AG (Registered)		36,924	2,016,392
Pargesa Holding SA (Bearer)		467	40,632
Roche Holding AG (Genusschein)		12,293	2,102,261
Schindler Holding AG (Participation Certificates)		842	64,472
Schindler Holding AG (Registered)		317	23,911
SGS SA (Registered)		96	125,326
Sonova Holding AG (Registered)		783	94,861
STMicroelectronics NV		11,906	110,014
Straumann Holding AG (Registered)		152	42,692
Swatch Group AG (The) (Bearer)		535	135,419
Swatch Group AG (The) (Registered)		698	33,225
Swiss Life Holding AG (Registered)	*	529	67,308
Swiss Reinsurance Co. Ltd. (Registered)		6,079	291,212
Swisscom AG (Registered)		416	158,876
Syngenta AG (Registered)		1,645	464,561
UBS AG (Registered)	*	62,147	967,767
Xstrata plc	*	33,214	592,408

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Overseas
Equity Index Fund

		Shares	Value

COMMON STOCKS—(Continued)
Zurich Financial Services AG (Registered)		2,566	$560,989
			14,330,918

United Kingdom—18.9%
3i Group plc		18,002	81,507
Admiral Group plc		3,417	65,336
AMEC plc		6,200	78,991
Anglo American plc	*	22,993	995,771
Antofagasta plc		6,876	109,381
Associated British Foods plc		6,436	85,324
AstraZeneca plc (London Exchange)		25,324	1,190,159
Autonomy Corp. plc	*	3,861	93,762
Aviva plc		47,436	301,748
BAE Systems plc		61,386	355,283
Balfour Beatty plc		12,983	54,027
Barclays plc		199,279	878,115
BG Group plc		58,718	1,060,230
BHP Billiton plc		38,571	1,229,644
BP plc		328,198	3,169,140
British Airways plc	*	10,357	31,150
British American Tobacco plc		34,881	1,132,354
British Land Co. plc REIT		14,784	113,842
British Sky Broadcasting Group plc		20,764	187,557
BT Group plc		136,257	296,745
Bunzl plc		6,330	68,809
Burberry Group plc		8,125	78,038
Cable & Wireless plc		45,569	103,667
Cadbury plc		23,680	304,468
Cairn Energy plc	*	25,400	135,974
Capita Group plc (The)		10,792	130,492
Carnival plc	*	2,917	99,377
Carphone Warehouse Group plc		9,216	27,783
Centrica plc		88,981	403,044
Cobham plc		19,426	78,468
Compass Group plc		33,569	240,237
Diageo plc		43,610	760,826
Drax Group plc		6,379	42,528
Eurasian Natural Resources Corp. plc		4,297	62,941
Firstgroup plc		8,231	56,305
G4S plc		23,489	98,456
GlaxoSmithKline plc		90,782	1,925,115
Hammerson plc REIT		11,851	80,663
Home Retail Group plc		15,769	71,520
HSBC Holdings plc (London Exchange)		303,613	3,463,724
ICAP plc		8,924	61,549
Imperial Tobacco Group plc		17,702	558,452
Inmarsat plc		6,612	73,679
Intercontinental Hotels Group plc		4,710	67,673
International Power plc		28,027	139,656
Invensys plc		15,349	73,841
Investec plc		7,041	48,109
J. Sainsbury plc		21,858	113,972
Johnson Matthey plc		3,984	98,279
Kazakhmys plc	*	3,673	77,770
Kingfisher plc		40,831	150,308
Land Securities Group plc REIT		13,086	144,032
Legal & General Group plc		101,525	130,609
Liberty International plc REIT		9,366	77,433
Lloyds Banking Group plc	*	664,571	$534,700
London Stock Exchange Group plc		2,311	26,689
Lonmin plc	*	2,625	82,497
Man Group plc		29,579	145,983
Marks & Spencer Group plc		28,835	186,302
National Grid plc		43,872	478,860
Next plc		3,435	114,853
Old Mutual plc	*	91,265	159,823
Pearson plc		14,734	211,256
Petrofac Ltd.		3,811	63,796
Prudential plc		43,904	449,413
Randgold Resources Ltd.		1,649	131,312
Reckitt Benckiser Group plc		10,574	572,372
Reed Elsevier plc		22,119	181,587
Rexam plc		15,419	72,082
Rio Tinto plc		23,965	1,294,034
Rolls-Royce Group plc	*	32,652	254,275
Rolls-Royce Group plc, Class C	*‡	1,959,120	3,164
Royal Bank of Scotland Group plc	*	308,191	143,065
RSA Insurance Group plc		57,738	112,172
SABMiller plc		16,413	482,446
Sage Group plc (The)		23,751	84,108
Schroders plc		1,968	42,059
Scottish & Southern Energy plc		16,181	302,872
Segro plc REIT		12,863	71,348
Serco Group plc		8,075	68,866
Severn Trent plc		4,129	72,146
Smith & Nephew plc		15,739	161,898
Smiths Group plc		7,181	117,064
Standard Chartered plc (London Exchange)		35,089	885,854
Standard Life plc		40,542	140,817
Tesco plc		138,569	955,959
Thomas Cook Group plc		14,091	52,055
Tomkins plc		13,877	43,123
TUI Travel plc		9,107	37,323
Tullow Oil plc		14,120	296,244
Unilever plc		22,381	717,432
United Utilities Group plc		12,299	98,309
Vedanta Resources plc		2,400	100,382
Vodafone Group plc		920,108	2,130,707
Whitbread plc		3,280	74,429
Wm Morrison Supermarkets plc		38,357	171,135
Wolseley plc	*	4,923	98,543
WPP plc		22,794	222,932
			34,204,149

United States—0.1%
Synthes, Inc.		1,090	142,887

TOTAL COMMON STOCKS
(Cost $192,098,672)			177,985,986

PREFERRED STOCKS—0.3%

Germany—0.3%
Bayerische Motoren Werke AG		922	30,518
Fresenius SE		1,495	107,320
Henkel AG & Co. KGaA		3,090	162,266
Porsche Automobil Holding SE		1,500	93,801
RWE AG		629	55,991
Volkswagen AG		1,917	180,825

TOTAL PREFERRED STOCKS
(Cost $639,176)			630,721

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Overseas
Equity Index Fund

		Shares	Value

RIGHTS—0.0%

Belgium—0.0%
Fortis, Expires 07/01/2014	*‡δ
(Cost $—)		34,845	$—

WARRANTS—0.0%

France—0.0%
Fonciere Des Regions, Expires 12/31/2010, Strike EUR 65.00	*	417	352

Italy—0.0%
Mediobanca SpA, Expires 03/18/2011, Strike EUR 9.00	*	7,721	1,199

TOTAL WARRANTS
(Cost $—)			1,551

Coupon Rate	Maturity Date		Face	Value

U.S. TREASURY OBLIGATIONS—0.1%

U.S. Treasury Bills—0.1%
U.S. Treasury Bill
0.031%	03/11/2010
(Cost $164,992)		‡‡	$165,000	164,990

			Shares	Value

CASH EQUIVALENTS—8.1%

Institutional Money Market Funds—8.1%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class			2,107,760	2,107,760
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class		††	2,142,046	2,142,046
Fidelity Institutional Money Market: Prime Money Market Portfolio— Institutional Class		††	2,600,000	2,600,000
Short-Term Investments Trust Liquid Assets Portfolio		††	2,600,000	2,600,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class		††	2,600,000	2,600,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class		††	2,600,000	2,600,000

TOTAL CASH EQUIVALENTS
(Cost $14,649,806)				14,649,806

TOTAL INVESTMENTS—106.9%
(Cost $207,552,646)				193,433,054
Other assets less liabilities—(6.9%)				(12,494,495)

NET ASSETS—100.0%				$180,938,559

Notes to the Schedule of Investments:

CDI	Chess Depository Interest

CVA	Dutch Certificate of Shares

EUR	European Monetary Unit

FDR	Fiduciary Depositary Receipt

REIT	Real Estate Investment Trust

RSP	Risparmio (Italian Savings Shares)

SDR	Swedish Depository Receipt

VVPR	Verlaagde Vooheffing Precompte Reduit (Belgian dividend coupon)

*	Non-income producing.

†	Denotes all or a portion of the security on loan.

δ	Security has no market value at December 31, 2009.

‡	Security valued at fair value as determined by policies approved by the Board of Directors.

‡‡	Security or a portion of the security has been pledged as collateral for futures contracts.

††	Represents reinvestment of collateral received in conjunction with securities lending.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

Vantagepoint Overseas
Equity Index Fund

Percentage of Portfolio by Industry (unaudited):

COMMON STOCKS
Commercial Banks	14.1%
Oil, Gas & Consumable Fuels	7.7%
Pharmaceuticals	7.0%
Metals & Mining	6.0%
Insurance	4.4%
Diversified Telecommunication Services	3.9%
Food Products	3.6%
Electric Utilities	3.4%
Automobiles	3.1%
Chemicals	3.0%
Capital Markets	2.4%
Food & Staples Retailing	2.3%
Machinery	2.1%
Beverages	1.9%
Wireless Telecommunication Services	1.8%
Multi-Utilities	1.7%
Real Estate Management & Development	1.7%
Industrial Conglomerates	1.5%
Media	1.5%
Electrical Equipment	1.4%
Real Estate Investment Trusts (REITs)	1.3%
Electronic Equipment, Instruments & Components	1.2%
Tobacco	1.1%
Diversified Financial Services	1.1%
Trading Companies & Distributors	1.0%
Household Durables	1.0%
Textiles, Apparel & Luxury Goods	0.9%
Software	0.8%
Road & Rail	0.8%
Communications Equipment	0.8%
Construction & Engineering	0.8%
Construction Materials	0.8%
Specialty Retail	0.8%
Hotels, Restaurants & Leisure	0.8%
Health Care Equipment & Supplies	0.7%
Auto Components	0.7%
Aerospace & Defense	0.6%
Office Electronics	0.6%
Building Products	0.6%
Semiconductors & Semiconductor Equipment	0.6%
Energy Equipment & Services	0.6%
Household Products	0.5%
Computers & Peripherals	0.5%
Commercial Services & Supplies	0.5%
Transportation Infrastructure	0.5%
Gas Utilities	0.4%
Professional Services	0.4%
Personal Products	0.4%
Multiline Retail	0.4%
Air Freight & Logistics	0.4%
Marine	0.3%
Paper & Forest Products	0.2%
Biotechnology	0.2%
IT Services	0.2%
Health Care Providers & Services	0.2%
Airlines	0.2%
Independent Power Producers & Energy Traders	0.2%
Leisure Equipment & Products	0.2%
Containers & Packaging	0.1%
Distributors	0.1%
Internet & Catalog Retail	0.1%
Consumer Finance	0.1%
Life Sciences Tools & Services	0.1%
Internet Software & Services	0.1%
Water Utilities	0.0%
Diversified Consumer Services	0.0%
98.4%

PREFERRED STOCKS
Automobiles	0.2%
Household Products	0.1%
Health Care Equipment & Supplies	0.0%
Multi-Utilities	0.0%
0.3%

RIGHTS
Insurance	0.0%

WARRANTS
Capital Markets	0.0%
Real Estate Investment Trusts (REITs)	0.0%
0.0%

TOTAL COMMON STOCKS/PREFERRED STOCKS/RIGHTS/WARRANTS	98.7%

U.S. TREASURY OBLIGATIONS
U.S. Treasury Bills	0.1%

CASH EQUIVALENTS
Institutional Money Market Funds	8.1%

TOTAL U.S. TREASURY OBLIGATIONS/CASH EQUIVALENTS	8.2%

TOTAL INVESTMENTS	106.9%
Other assets less liabilities	(6.9)%

TOTAL NET ASSETS	100.0%

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint Model
Portfolio Savings
Oriented Fund

	Shares	Value

AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	3,964,150	$39,205,444
Vantagepoint Diversified Assets Fund	3,071,615	30,255,408
Vantagepoint Equity Income Fund	4,211,762	32,430,568
Vantagepoint Growth & Income Fund	3,780,239	32,094,229
Vantagepoint Inflation Protected Securities Fund	2,542,128	27,251,615
Vantagepoint International Fund	1,784,216	15,790,314
Vantagepoint Low Duration Bond Fund	13,099,112	130,336,163
		307,363,741

TOTAL INVESTMENTS—100.0%
(Cost $311,934,085)		307,363,741
Other assets less liabilities—(0.0%)		(67,194)

NET ASSETS—100.0%		$307,296,547

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint Model
Portfolio Conservative
Growth Fund

	Shares	Value

AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Aggressive Opportunities Fund	1,731,150	$16,480,548
Vantagepoint Core Bond Index Fund Class I	10,763,318	106,449,213
Vantagepoint Diversified Assets Fund	5,294,465	52,150,479
Vantagepoint Equity Income Fund	7,700,333	59,292,564
Vantagepoint Growth & Income Fund	5,717,420	48,540,899
Vantagepoint Growth Fund	4,213,364	32,442,900
Vantagepoint Inflation Protected Securities Fund	3,161,322	33,889,375
Vantagepoint International Fund	4,802,159	42,499,111
Vantagepoint Low Duration Bond Fund	12,068,372	120,080,298
Vantagepoint Select Value Fund	1,994,460	16,454,292
		528,279,679

TOTAL INVESTMENTS—100.0%
(Cost $540,098,992)		528,279,679
Other assets less liabilities—(0.0%)		(96,583)

NET ASSETS—100.0%		$528,183,096

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint Model
Portfolio Traditional
Growth Fund

	Shares	Value

AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Aggressive Opportunities Fund	8,234,496	$78,392,397
Vantagepoint Core Bond Index Fund Class I	23,631,745	233,717,962
Vantagepoint Discovery Fund	5,612,461	42,317,958
Vantagepoint Diversified Assets Fund	13,209,263	130,111,242
Vantagepoint Equity Income Fund	21,725,101	167,283,276
Vantagepoint Growth & Income Fund	19,543,904	165,927,749
Vantagepoint Growth Fund	17,903,114	137,853,981
Vantagepoint Inflation Protected Securities Fund	4,885,362	52,371,086
Vantagepoint International Fund	18,447,580	163,261,086
Vantagepoint Low Duration Bond Fund	10,486,534	104,341,011
Vantagepoint Select Value Fund	9,413,491	77,661,303
		1,353,239,051

TOTAL INVESTMENTS—100.0%
(Cost $1,394,455,773)		1,353,239,051
Other assets less liabilities—(0.0%)		(189,527)

NET ASSETS—100.0%		$1,353,049,524

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint Model
Portfolio Long-Term
Growth Fund

	Shares	Value

AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Aggressive Opportunities Fund	14,813,116	$141,020,868
Vantagepoint Core Bond Index Fund Class I	23,954,108	236,906,131
Vantagepoint Discovery Fund	9,979,322	75,244,087
Vantagepoint Diversified Assets Fund	16,091,261	158,498,917
Vantagepoint Equity Income Fund	27,533,919	212,011,177
Vantagepoint Growth & Income Fund	24,959,046	211,902,304
Vantagepoint Growth Fund	24,300,083	187,110,641
Vantagepoint International Fund	29,104,397	257,573,917
Vantagepoint Select Value Fund	17,095,967	141,041,728
		1,621,309,770

TOTAL INVESTMENTS—100.0%
(Cost $1,704,289,705)		1,621,309,770
Other assets less liabilities—(0.0%)		(207,428)

NET ASSETS—100.0%		$1,621,102,342

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint Model
Portfolio All-Equity
Growth Fund

	Shares	Value

AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Aggressive Opportunities Fund	5,943,316	$56,580,368
Vantagepoint Discovery Fund	7,203,428	54,313,845
Vantagepoint Equity Income Fund	13,788,935	106,174,800
Vantagepoint Growth & Income Fund	11,783,961	100,045,827
Vantagepoint Growth Fund	13,027,745	100,313,633
Vantagepoint International Fund	13,281,079	117,537,546
Vantagepoint Select Value Fund	6,866,868	56,651,661
		591,617,680

TOTAL INVESTMENTS—100.0%
(Cost $680,717,176)		591,617,680
Other assets less liabilities—(0.0%)		(84,612)

NET ASSETS—100.0%		$591,533,068

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint
Milestone Retirement
Income Fund

	Shares	Value

AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	856,343	$8,469,230
Vantagepoint Diversified Assets Fund	778,289	7,666,145
Vantagepoint Equity Income Fund	1,194,724	9,199,374
Vantagepoint Growth & Income Fund	1,083,769	9,201,198
Vantagepoint Inflation Protected Securities Fund	645,640	6,921,262
Vantagepoint International Fund	519,832	4,600,515
Vantagepoint Low Duration Bond Fund	3,081,642	30,662,336
		76,720,060

TOTAL INVESTMENTS—100.0%
(Cost $74,948,959)		76,720,060
Other assets less liabilities—(0.0%)		(36,870)

NET ASSETS—100.0%		$76,683,190

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint
Milestone 2010 Fund

	Shares	Value

AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	1,013,841	$10,026,887
Vantagepoint Diversified Assets Fund	921,442	9,076,203
Vantagepoint Equity Income Fund	1,532,346	11,799,065
Vantagepoint Growth & Income Fund	1,260,936	10,705,351
Vantagepoint Growth Fund	165,022	1,270,668
Vantagepoint Inflation Protected Securities Fund	721,926	7,739,047
Vantagepoint International Fund	697,505	6,172,922
Vantagepoint Low Duration Bond Fund	3,329,790	33,131,415
Vantagepoint Mid/Small Company Index Fund Class I	73,502	907,754
		90,829,312

TOTAL INVESTMENTS—100.0%
(Cost $89,587,937)		90,829,312
Other assets less liabilities—(0.0%)		(39,763)

NET ASSETS—100.0%		$90,789,549

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint
Milestone 2015 Fund

	Shares	Value

AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	2,406,988	$23,805,111
Vantagepoint Diversified Assets Fund	1,884,279	18,560,149
Vantagepoint Equity Income Fund	4,305,138	33,149,562
Vantagepoint Growth & Income Fund	2,406,389	20,430,242
Vantagepoint Growth Fund	1,737,183	13,376,310
Vantagepoint Inflation Protected Securities Fund	902,103	9,670,542
Vantagepoint International Fund	2,184,756	19,335,092
Vantagepoint Low Duration Bond Fund	3,730,644	37,119,906
Vantagepoint Mid/Small Company Index Fund Class I	857,489	10,589,985
		186,036,899

TOTAL INVESTMENTS—100.0%
(Cost $195,450,183)		186,036,899
Other assets less liabilities—(0.0%)		(47,871)

NET ASSETS—100.0%		$185,989,028

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint
Milestone 2020 Fund

	Shares	Value

AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	3,628,378	$35,884,662
Vantagepoint Diversified Assets Fund	1,881,638	18,534,137
Vantagepoint Equity Income Fund	5,155,499	39,697,343
Vantagepoint Growth & Income Fund	2,473,203	20,997,492
Vantagepoint Growth Fund	1,980,050	15,246,386
Vantagepoint International Fund	2,604,520	23,050,001
Vantagepoint Low Duration Bond Fund	1,676,905	16,685,203
Vantagepoint Mid/Small Company Index Fund Class I	1,303,574	16,099,134
		186,194,358

TOTAL INVESTMENTS—100.0%
(Cost $196,211,536)		186,194,358
Other assets less liabilities—(0.0%)		(46,298)

NET ASSETS—100.0%		$186,148,060

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint
Milestone 2025 Fund

	Shares	Value

AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	2,372,046	$23,459,536
Vantagepoint Diversified Assets Fund	1,478,937	14,567,533
Vantagepoint Equity Income Fund	4,335,510	33,383,428
Vantagepoint Growth & Income Fund	2,205,585	18,725,417
Vantagepoint Growth Fund	1,747,363	13,454,694
Vantagepoint International Fund	2,338,325	20,694,180
Vantagepoint Low Duration Bond Fund	585,657	5,827,284
Vantagepoint Mid/Small Company Index Fund Class I	1,321,999	16,326,686
		146,438,758

TOTAL INVESTMENTS—100.0%
(Cost $155,093,927)		146,438,758
Other assets less liabilities—(0.0%)		(42,009)

NET ASSETS—100.0%		$146,396,749

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint
Milestone 2030 Fund

	Shares	Value

AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	1,612,702	$15,949,619
Vantagepoint Diversified Assets Fund	1,105,397	10,888,165
Vantagepoint Equity Income Fund	3,801,918	29,274,770
Vantagepoint Growth & Income Fund	2,009,051	17,056,847
Vantagepoint Growth Fund	1,602,502	12,339,264
Vantagepoint International Fund	2,155,872	19,079,471
Vantagepoint Mid/Small Company Index Fund Class I	1,349,788	16,669,884
		121,258,020

TOTAL INVESTMENTS—100.0%
(Cost $127,481,971)		121,258,020
Other assets less liabilities—(0.0%)		(39,424)

NET ASSETS—100.0%		$121,218,596

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint
Milestone 2035 Fund

	Shares	Value

AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	888,356	$8,785,845
Vantagepoint Diversified Assets Fund	312,109	3,074,273
Vantagepoint Equity Income Fund	2,511,099	19,335,461
Vantagepoint Growth & Income Fund	1,321,720	11,221,406
Vantagepoint Growth Fund	1,116,420	8,596,435
Vantagepoint International Fund	1,476,484	13,066,885
Vantagepoint Mid/Small Company Index Fund Class I	1,038,880	12,830,165
		76,910,470

TOTAL INVESTMENTS—100.0%
(Cost $80,506,481)		76,910,470
Other assets less liabilities—(0.0%)		(35,504)

NET ASSETS—100.0%		$76,874,966

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2009

Vantagepoint
Milestone 2040 Fund

	Shares	Value

AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	927,231	$9,170,316
Vantagepoint Equity Income Fund	3,082,881	23,738,185
Vantagepoint Growth & Income Fund	1,614,065	13,703,415
Vantagepoint Growth Fund	1,422,982	10,956,965
Vantagepoint International Fund	1,860,590	16,466,224
Vantagepoint Mid/Small Company Index Fund Class I	1,404,731	17,348,429
		91,383,534

TOTAL INVESTMENTS—100.0%
(Cost $92,522,491)		91,383,534
Other assets less liabilities—(0.0%)		(35,762)

NET ASSETS—100.0%		$91,347,772

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

VANTAGEPOINT FUNDS

777 NORTH CAPITOL STREET, NE
WASHINGTON, DC 20002-4240
TOLL-FREE 800-669-7400
PARA ASISTENCIA EN ESPAÑOL LLAME AL 800-669-8216
WWW.ICMARC.ORG

ANR000-001-201002-214

Item 2 (Code of Ethics):

Sub-item 2a. The board of directors of the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, and to persons performing similar functions.

Sub-item 2c. Changes were made to the Code of Ethics to clarify the reporting requirements for gifts and business entertainment.

Sub-item 2d. Not applicable.

Sub-item 2e. Not applicable.

Sub-item 2f. Not applicable.

Item 3 (Audit Committee Financial Expert): Two members of the audit committee of the registrant have been determined by its board of directors to be audit committee financial experts. The audit committee financial experts of the registrant are Arthur Lynch and Anthony Calhoun, both of whom are independent under the applicable rules.

Item 4 (Principal Accountant Fees and Services):

Sub-item 4a (Audit Fees). The aggregate fees billed for professional services rendered by the registrant’s principal accountant, PricewaterhouseCoopers LLP, for audits of the registrant’s financial statements were $416,170 and $481,170 in 2009 and 2008, respectively.

Sub-item 4b (Audit Related Fees). Not applicable.

Sub-item 4c (Tax Fees). The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning were $176,387 and $140,887 in 2009 and 2008, respectively.  These services covered preparation of the registrant’s income tax and excise tax returns, and also included related consulting and tax provision work.

Sub-item 4d (All Other Fees). Not applicable.

Sub-item 4e (1). The registrant’s audit committee pre-approves all audit and non-audit services to be performed by the registrant’s accountant before they are engaged to perform such services.

Sub-item 4e (2). The registrant’s audit committee approved 100% of the services described in Sub-item 4c.

Sub-item 4f. Not applicable.

Sub-item 4g. Not applicable.

Sub-item 4h. Not applicable.

Item 5   (Audit Committee of Listed Registrants): Not applicable to this registrant.

Item 6   (Investments):

Sub-item 6a. Not applicable; included under Item 1 above.

Form N-CSR (Page 3 of 6)

Sub-item 6b. Not applicable; the registrant did not divest itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7   (Disclosure of Proxy Voting Policies & Procedures for Closed-end Management

Investment Companies): Not applicable to this registrant.

Item 8 (Portfolio Managers of Closed-End Management Investment Companies): Not applicable to this registrant.

Item 9    (Purchases of Equity Securities by Closed-End Management Investment Company and

Affiliated Purchasers): Not applicable to this registrant.

Item 10 (Submission of Matters to a Vote of Security Holders): Not applicable.

Item 11 (Controls and Procedures):

Sub-item 11a. The principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

Sub-item 11b. There was no change in the registrant's internal control over financial reporting that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant’s internal control over financial reporting.

Item 12 (Exhibits):

Sub-item 12a(1). The amended and restated code of ethics exhibit is attached.

Sub-item 12a(2). The certification exhibits are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Vantagepoint Funds

By:	/s/ Joan McCallen
Joan McCallen, Principal Executive Officer

Date: March 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities, and on the dates indicated.

By:	/s/ Joan McCallen
Joan McCallen, Principal Executive Officer

Date: March 8, 2010

By:	/s/ Elizabeth Glista
Elizabeth Glista, Principal Financial Officer

Date: March 8, 2010